Filed Pursuant to Rule 497
Registration Statement No. 333-171368

PROSPECTUS SUPPLEMENT

To the Prospectus dated May 23, 2011

5,000,000 Shares

Common Stock

We are offering 5,000,000 shares of our common stock. Our common stock is listed on the Nasdaq Global Select Market under the symbol “HTGC.” The last sale price, as reported on Nasdaq on January 19, 2012, was $10.25 per share. The net asset value per share of our common stock at September 30, 2011 (the last date prior to the date of this prospectus supplement on which we determined net asset value) was $9.61.

We are an internally-managed, non-diversified closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended. Our investment objective is to maximize our portfolio total return by generating current income from our debt investments and capital appreciation from our equity-related investments.

The underwriter has agreed to purchase our shares of common stock from us at a price of $9.61 per share which will result in approximately $48.05 million of proceeds, before deducting estimated offering expenses, to us, or $55.26 million assuming full exercise of the underwriter’s option to purchase additional shares described below. We expect that our expenses for this offering will be approximately $300,000. The underwriter may offer our shares of common stock on the Nasdaq Global Select Market, in the over-the-counter market or through negotiated transactions at market prices or at negotiated prices. See “Underwriting.” The underwriter has an option to purchase up to an additional 750,000 shares of our common stock at a price of $9.61 per share within 30 days from the date of this prospectus supplement to cover overallotments.

Please read this prospectus supplement, and the accompanying prospectus, before investing, and keep it for future reference. The prospectus supplement and the accompanying prospectus contain important information about us that a prospective investor should know before investing in our common stock. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. This information is available free of charge by contacting us at 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301, or by telephone by calling collect at (650) 289-3060 or on our website at www.herculestech.com. The information on our website is not incorporated by reference into this prospectus or the accompanying prospectus. The SEC also maintains a website at www.sec.gov that contains such information.

An investment in our common stock involves risks, including the risk of a total loss of investment. In addition, the companies in which we invest are subject to special risks. See “Risk Factors” beginning on page 16 of the accompanying prospectus and page S-11 in this prospectus supplement to read about risks that you should consider before investing in our common stock, including the risk of leverage.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Delivery of the shares of common stock will be made on or about January 24, 2012.

Citigroup

The date of this prospectus supplement is January 19, 2012.

Prospectus Supplement

Prospectus

You should only rely on the information contained in this prospectus supplement or the accompanying prospectus. We have not, and the underwriters have not, authorized anyone to provide you with different information. This prospectus supplement may only be used where it is legal to sell these securities. The information in this prospectus supplement may only be accurate on the date of this document.

This document is in two parts. The first part is this prospectus supplement, which describes the terms of this offering of common stock and also adds to and updates information contained in the accompanying prospectus. The second part is the accompanying prospectus, which gives more information. To the extent the information contained in this prospectus supplement differs from the information contained in the accompanying prospectus the information in this prospectus supplement shall control.

Unless the context requires otherwise, in this prospectus supplement the terms “we,” “us,” and/or “the Company” refer to Hercules Technology Growth Capital, Inc. and its subsidiaries.

FEES AND EXPENSES

The following table is intended to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. However, we caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you” or “us” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Hercules Technology Growth Capital.

Stockholder Transaction Expenses (as a percentage of the public offering price):
Sales load (as a percentage of offering price)(1)	6.25%
Offering expenses (as a percentage of offering price)	0.59	%(2)
Dividend reinvestment plan fees	—	%(3)

Total stockholder transaction expenses (as a percentage of the public offering price)	6.84%

Annual Expenses (as a percentage of net assets attributable to common stock):(10)
Operating expenses	5.7	%(4)(5)
Interest payments on borrowed funds	3.2	%(6)
Fees paid in connection with borrowed funds	0.6	%(7)
Acquired fund fees and expenses(8)	0.0%

Total annual expenses	9.5	%(9)

(1)	The sales load (underwriting discounts and commissions) with respect to our common stock sold in this offering, which is a one time fee, is the only sales load paid in connection with this offering. For the purpose of calculating sales load, we assume the underwriter will sell to the public at a stock price of $10.25 per share, our closing stock price on January 19, 2012.
(2)	The percentage reflects estimated offering expenses of approximately $300,000. For the purpose of calculating offering expenses, we assume the underwriter will sell to the public at a stock price of $10.25 per share, our closing stock price on January 19, 2012.
(3)	The expenses associated with the administration of our dividend reinvestment plan are included in “Operating expenses.” We pay all brokerage commissions incurred with respect to open market purchases, if any, made by the administrator under the plan. For more details about the plan, see “Dividend Reinvestment Plan” in the accompanying prospectus.
(4)	“Operating expenses” represent our estimated operating expenses for the year ending December 31, 2011 including income tax expense (benefit) including excise tax, excluding interests and fees on indebtedness. This percentage for the year ended December 31, 2010 was 5.6%. See “Management’s Discussion and Analysis and Results of Operations,” “Management,” and “Compensation of Executive Officers and Directors” in the accompanying prospectus.
(5)	We do not have an investment adviser and are internally managed by our executive officers under the supervision of our Board of Directors. As a result, we do not pay investment advisory fees, but instead we pay the operating costs associated with employing investment management professionals.
(6)	“Interest payments on borrowed funds” represents estimated interest payments on borrowed funds for 2011 including our Wells Facility, Union Bank Facility, the Convertible Senior Notes, the Citigroup Warrant Participation Agreement and the SBA debentures. On November 2, 2011, we renewed and amended the Union Bank Facility. Union Bank and RBC Capital Markets have made commitments of $30.0 million and $25.0 million, respectively. The Union Bank Facility will mature on November 2, 2014 and requires the payment of a non-use fee of 0.50% annually. See “Recent Developments” in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in this prospectus supplement.
(7)

“Fees paid in connection with borrowed funds” represents estimated fees paid in connection with borrowed funds for 2011 including our Wells Facility, Union Bank Facility, Convertible Senior Notes, Citigroup

Warrant Participation Agreement and the SBA debentures. This percentage for the year ended December 31, 2010 was approximately 0.3%.
(8)	For the quarter ended September 30, 2011 and for the year ended December 31, 2010, we did not have any investments in shares of Acquired Funds that are not consolidated and, as a result, we did not directly or indirectly incur any fees from Acquired Funds.
(9)	“Total annual expenses” is the sum of “operating expenses,” “interest payments on borrowed funds” and “fees paid in connection with borrowed funds.”
(10)	“Average net assets attributable to common stock” equals the weighted estimated average net assets for 2011 which is $418.1 million.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a $1,000 hypothetical investment in our common stock, assuming (1) a 6.25% sales load (underwriting discounts and commissions) and offering expenses totaling 0.59%, (2) total net annual expenses of 9.52% of net assets attributable to common shares as set forth in the table above and (3) a 5% annual return. These amounts assume no additional leverage.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$155	$317	$465	$782

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or lesser than those shown. Moreover, while the example assumes, as required by the applicable rules of the SEC, a 5% annual return, our performance will vary and may result in a return greater or lesser than 5%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan may receive shares valued at the market price in effect at that time. This price may be at, above or below net asset value. See “Dividend Reinvestment Plan” in the accompanying prospectus for additional information regarding our dividend reinvestment plan.

PROSPECTUS SUPPLEMENT SUMMARY

Our Company

We are a specialty finance company that provides debt and equity growth capital to technology-related companies at various stages of development from seed and emerging growth to expansion and established stages of development, which include select publicly listed companies and select lower middle market companies. Our investment objective is to maximize our portfolio total return by generating current income from our debt investments and capital appreciation from our equity-related investments. We are an internally-managed, non-diversified closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, or the 1940 Act.

As of September 30, 2011 our total assets were approximately $688.6 million, of which, our investments comprised $576.5 million at fair value and $587.4 million at cost. Our investments at fair value were comprised of our debt investments, warrant portfolio and equity investments valued at approximately $513.4 million, $27.3 million and $35.8 million, respectively, or 89.1%, 4.7% and 6.2% of total investments, respectively. Our September 30, 2011 total investments at value in foreign companies were approximately $14.2 million or 2.5% of total assets. During the three and nine-month periods ended September 30, 2011, we made debt commitments totaling $214.7 million and $463.1 million, respectively, and funded approximately $146.1 million and $351.3 million, respectively. During the three and nine-month periods ended September 30, 2011, we made and funded equity commitments of approximately $1.1 and $1.6 million to 2 and 3 portfolio companies, respectively. Debt commitments for the nine months ended September 30, 2011 included commitments of approximately $298.3 million to 25 new portfolio companies and $164.8 million to 14 existing portfolio companies. Since inception through September 30, 2011, we have made debt and equity commitments of approximately $2.6 billion to our portfolio companies.

We also make investments in qualifying small businesses through two wholly-owned, small business investment company (“SBIC”) subsidiaries, Hercules Technology II, L.P. (“HT II”) and Hercules Technology III, L.P. (“HT III”). As SBICs, HT II and HT III are subject to a variety of regulations concerning, among other things, the size and nature of the companies in which they may invest and the structure of those investments. As of September 30, 2011, we held investments in HT II in 84 companies with a fair value of approximately $180.8 million. HT II’s portfolio companies accounted for approximately 31.4% of our total portfolio at September 30, 2011. As of September 30, 2011, we held investments in HT III in 20 companies with a fair value of approximately $92.4 million. HT III’s portfolio accounted for approximately 16.0% of our total portfolio at September 30, 2011.

In aggregate, HT II and HT III held approximately $334.9 million in assets and accounted for approximately 35.5% of our total assets prior to consolidation at September 30, 2011.

We primarily finance privately-held companies backed by leading venture capital and private equity firms and also may finance certain select publicly-traded companies that lack access to public capital or are sensitive to equity ownership dilution. As of September 30, 2011, our proprietary SQL-based database system included over 25,000 technology-related companies and approximately 6,300 venture capital, private equity sponsors/investors, as well as various other industry contacts. Our principal executive office is located in Silicon Valley, and we have additional offices in Boston, MA, Boulder, CO and McLean, VA. Our goal is to be the leading structured debt financing provider of choice for venture capital and private equity backed technology-related companies requiring sophisticated and customized financing solutions. Our strategy is to evaluate and invest in a broad range of ventures active in the technology, clean technology and life science industries and to offer a full suite of growth capital products up and down of the capital structure. We invest primarily in structured debt and, to a lesser extent, in senior debt and equity investments. We use the term “structured debt with warrants” to refer to any debt investment, such as a senior or subordinated secured loan, that is coupled with an equity component, including warrants, options or rights to purchase common or preferred stock. Our structured debt with warrants investments will typically be secured by select or all of the assets of the portfolio company.

We focus our investments in companies active in technology industry sub-sectors characterized by products or services that require advanced technologies, including, but not limited to, computer software and hardware, networking systems, semiconductors, semiconductor capital equipment, information technology infrastructure or services, Internet consumer and business services, telecommunications, telecommunications equipment, media and life sciences. Within the life sciences sub-sector, we focus on medical devices, bio-pharmaceutical, drug discovery, drug delivery, health care services and information systems companies. Within the clean technology sub-sector, we focus on sustainable and renewable energy technologies and energy efficiency and monitoring technologies. We refer to all of these companies as “technology-related” companies and intend, under normal circumstances, to invest at least 80% of the value of our assets in such businesses.

Our primary business objectives are to increase our net income, net operating income and net asset value by investing in structured debt with warrants and equity of venture capital and private equity backed technology-related companies with attractive current yields and the potential for equity appreciation and realized gains. Our structured debt investments typically include warrants or other equity interests, giving us the potential to realize equity-like returns on a portion of our investments. Our equity ownership in our portfolio companies may represent a controlling interest. In some cases, we receive the right to make additional equity investments in our portfolio companies in connection with future equity financing rounds. Capital that we provide directly to venture capital and private equity backed technology-related companies is generally used for growth, and general working capital purposes as well as in select cases for acquisitions or recapitalizations.

Our portfolio is comprised of, and we anticipate that our portfolio will continue to be comprised of, investments in technology-related companies at various stages of development. Consistent with regulatory requirements, we invest primarily in United States based companies and to a lesser extent in foreign companies. See “Regulation—Qualifying Assets” in the accompanying prospectus. Since 2007, our investing emphasis has been primarily on private companies following or in connection with a subsequent institutional round of equity financing, which we refer to as expansion-stage companies and private companies in their later rounds of financing and certain public companies, which we refer to as established-stage companies and lower middle market companies. We have also historically focused our investment activities in private companies following or in connection with the first institutional round of financing, which we refer to as emerging-growth companies.

Beginning in the fall of 2008, the global economy entered a financial crisis and recession. Volatile capital and credit markets, declining business and consumer confidence and increased unemployment precipitated a continuing economic slowdown. Although there have been signs of recovery in many regions, economic weakness could continue or worsen. For example, the current U.S. debt ceiling and budget deficit concerns, together with signs of deteriorating sovereign debt conditions in Europe, have increased the possibility of credit-rating downgrades and economic slowdowns. Although U.S. lawmakers passed legislation to raise the federal debt ceiling, Standard & Poor’s Ratings Services lowered its long-term sovereign credit rating on the United States from “AAA” to “AA+” on August 5, 2011. The impact of this or any further downgrades to the U.S. government’s sovereign credit rating, or its perceived creditworthiness, and the impact of the current crisis in Europe with respect to the ability of certain European Union countries to continue to service their sovereign debt obligations is inherently unpredictable and could adversely effect the U.S. and global financial markets and economic conditions. During market distruptions, we may have difficulty raising debt or equity capital especially as a result of regulatory constraints. There can be no assurance that governmental or other measures to aid economic recovery will be effective.

As of September 30, 2011, our investment professionals, including Manuel A. Henriquez, our co-founder, Chairman, President and Chief Executive Officer, are currently comprised of 29 professionals who have, on average, more than 15 years of experience in venture capital, structured finance, commercial lending or acquisition finance with the types of technology-related companies that we are targeting. We believe that we can leverage the experience and relationships of our management team to successfully identify attractive investment opportunities, underwrite prospective portfolio companies and structure customized financing solutions.

Our Market Opportunity

We believe that technology-related companies compete in one of the largest and most rapidly growing sectors of the U.S. economy and that continued growth is supported by ongoing innovation and performance improvements in technology products as well as the adoption of technology across virtually all industries in response to competitive pressures. We believe that an attractive market opportunity exists for a specialty finance company focused primarily on investments in structured debt with warrants in technology-related companies for the following reasons:

•	Technology-related companies have generally been underserved by traditional lending sources;

•	Unfulfilled demand exists for structured debt financing to technology-related companies as the number of lenders has declined due to the recent financial market turmoil; and

•	Structured debt with warrants products are less dilutive and complement equity financing from venture capital and private equity funds.

Technology-Related Companies are Underserved by Traditional Lenders. We believe many viable technology-related companies backed by financial sponsors have been unable to obtain sufficient growth financing from traditional lenders, including financial services companies such as commercial banks and finance companies, particularly due to the recent credit market dislocation and because traditional lenders have continued to consolidate and have adopted a more risk-averse approach to lending. More importantly, we believe traditional lenders are typically unable to underwrite the risk associated with financial sponsor-backed emerging-growth or expansion-stage companies effectively.

The unique cash flow characteristics of many technology-related companies include significant research and development expenditures and high projected revenue growth thus often making such companies difficult to evaluate from a credit perspective. In addition, the balance sheets of emerging-growth and expansion-stage companies often include a disproportionately large amount of intellectual property assets, which can be difficult to value. Finally, the speed of innovation in technology and rapid shifts in consumer demand and market share add to the difficulty in evaluating technology-related companies.

Due to the difficulties described above, we believe traditional lenders are generally refraining from entering the structured mezzanine marketplace, instead preferring the risk-reward profile of asset based lending. Traditional lenders generally do not have flexible product offerings that meet the needs of technology-related companies. The financing products offered by traditional lenders typically impose on borrowers many restrictive covenants and conditions, including limiting cash outflows and requiring a significant depository relationship to facilitate rapid liquidation.

Unfulfilled Demand for Structured Debt Financing to Technology-Related Companies. Private debt capital in the form of structured debt financing from specialty finance companies continues to be an important source of funding for technology-related companies. We believe that the level of demand for structured debt financing is a function of the level of annual venture equity investment activity. In the first nine months of 2011, venture capital-backed companies received, in approximately 2,229 transactions, equity financing in an aggregate amount of approximately $23.3 billion, representing a 29.4% increase from the same period of the preceding year, as reported by Dow Jones VentureSource. In addition, overall, the median round size during the three-month periods ended September 30, 2011 and 2010 was approximately $6.0 million and $5.0 million, respectively. We believe the larger number of companies provides us a greater opportunity to provide debt financing to these venture backed companies. Overall, seed- and first-round deals made up 42% of the deal flow in the three months ended September 30, 2011 and later-stage deals made up roughly 37% of the deal activity in the quarter.

We believe that demand for structured debt financing is currently under served, in part because of the credit market collapse in 2008 and the resulting exit of debt capital providers to technology-related companies. The venture capital market for the technology-related companies in which we invest has been active and is continuing to show signs of increased investment activity. In addition, lending requirements of traditional lenders have recently become more stringent due to the significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated market and the financial turmoil affecting the banking system and financial market, which have negatively impacted the debt and equity capital market in the United States and most other markets. At the same time, the venture capital market for the technology-related companies in which we invest has continued to be active. Therefore, to the extent we have capital available, we believe this is an opportune time to be active in the structured lending market for technology-related companies.

Structured Debt with Warrants Products Complement Equity Financing From Venture Capital and Private Equity Funds. We believe that technology-related companies and their financial sponsors will continue to view structured debt securities as an attractive source of capital because it augments the capital provided by venture capital and private equity funds. We believe that our structured debt with warrants product provides access to growth capital that otherwise may only be available through incremental investments by existing equity investors. As such, we provide portfolio companies and their financial sponsors with an opportunity to diversify their capital sources. Generally, we believe emerging-growth and expansion-stage companies target a portion of their capital to be debt in an attempt to achieve a higher valuation through internal growth. In addition, because financial sponsor-backed companies have potentially reached a more mature stage prior to reaching a liquidity event, we believe our investments provide the debt capital needed to grow or recapitalize companies during the extended period prior to liquidity events.

Our Business Strategy

Our strategy to achieve our investment objective includes the following key elements:

Leverage the Experience and Industry Relationships of Our Management Team and Investment Professionals. We have assembled a team of experienced investment professionals with extensive experience as venture capitalists, commercial lenders and originators of structured debt and equity investments in technology-related companies. Our investment professionals have, on average, more than 15 years of experience as equity investors in, and/or lenders to, technology-related companies. Our team members have originated structured debt, structured debt with warrants and equity investments in over 180 technology-related companies, representing over $2.6 billion in commitments from inception through September 30, 2011 and have developed a network of industry contacts with investors and other participants within the venture capital and private equity communities. In addition, members of our management team also have operational, research and development and finance experience with technology- related companies. We have established contacts with leading venture capital and private equity fund sponsors, public and private companies, research institutions and other industry participants, which should enable us to identify and attract well-positioned prospective portfolio companies.

We concentrate our investing activities generally in industries in which our investment professionals have investment experience. We believe that our focus on financing technology-related companies will enable us to leverage our expertise in structuring prospective investments, to assess the value of both tangible and intangible assets, to evaluate the business prospects and operating characteristics of technology-related companies and to identify and originate potentially attractive investments with these types of companies.

Mitigate Risk of Principal Loss and Build a Portfolio of Equity-Related Securities. We expect that our investments have the potential to produce attractive risk adjusted returns through current income, in the form of interest and fee income, as well as capital appreciation from equity-related securities. We believe that we can mitigate the risk of loss on our debt investments through the combination of loan principal amortization, cash interest payments, relatively short maturities, security interests in the assets of our portfolio companies, and, on select investments, covenants requiring prospective portfolio companies to have certain amounts of available cash and the continued support from a venture capital or private equity firm at the time we make our investment.

Historically our structured debt investments to technology-related companies, typically include warrants or other equity interests, giving us the potential to realize equity-like returns on a portion of our investment. In addition, in some cases, we receive the right to make additional equity investments in our portfolio companies in connection with future equity financing rounds. We believe these equity interests will create the potential for meaningful long-term capital gains in connection with the future liquidity events of these technology-related companies.

Provide Customized Financing Complementary to Financial Sponsors’ Capital. We offer a broad range of investment structures and possess expertise and experience to effectively structure and price investments in technology-related companies. Unlike many of our competitors that only invest in companies that fit a specific set of investment parameters, we have the flexibility to structure our investments to suit the particular needs of our portfolio companies. We offer customized financing solutions ranging from senior debt to equity capital, with a focus on structured debt with warrants.

We use our relationships in the financial sponsor community to originate investment opportunities. Because venture capital and private equity funds typically invest solely in the equity securities of their portfolio companies, we believe that our debt investments will be viewed as an attractive and complementary source of capital, both by the portfolio company and by the portfolio company’s financial sponsor. In addition, we believe that many venture capital and private equity fund sponsors encourage their portfolio companies to use debt financing for a portion of their capital needs as a means of potentially enhancing equity returns, minimizing equity dilution and increasing valuations prior to a subsequent equity financing round or a liquidity event.

Invest at Various Stages of Development. We provide growth capital to technology-related companies at all stages of development, from emerging-growth companies, to expansion-stage companies and established-stage companies, including select publicly listed companies and select lower middle market companies. We believe that this provides us with a broader range of potential investment opportunities than those available to many of our competitors, who generally focus their investments on a particular stage in a company’s development. Because of the flexible structure of our investments and the extensive experience of our investment professionals, we believe we are well positioned to take advantage of these investment opportunities at all stages of prospective portfolio companies’ development.

Benefit from Our Efficient Organizational Structure. We believe that the perpetual nature of our corporate structure enables us to be a long-term partner for our portfolio companies in contrast to traditional mezzanine and investment funds, which typically have a limited life. In addition, because of our access to the equity markets, we believe that we may benefit from a lower cost of capital than that available to private investment funds. We are not subject to requirements to return invested capital to investors nor do we have a finite investment horizon. Capital providers that are subject to such limitations are often required to seek a liquidity event more quickly than they otherwise might, which can result in a lower overall return on an investment.

Deal Sourcing Through Our Proprietary Database. We have developed a proprietary and comprehensive structured query language-based (SQL) database system to track various aspects of our investment process including sourcing, originations, transaction monitoring and post-investment performance. As of September 30, 2011, our proprietary SQL-based database system included over 25,000 technology-related companies and over 6,300 venture capital, private equity sponsors/investors, as well as various other industry contacts. This proprietary SQL system allows us to maintain, cultivate and grow our industry relationships while providing us with comprehensive details on companies in the technology-related industries and their financial sponsors.

Recent Developments

New Investments Since September 30, 2011

During the quarter ended December 31, 2011, we originated loan commitments of approximately $165.0 million to new and existing portfolio companies. In 2011, we closed total loan commitments of approximately $630.0 million, which represents a 20% increase from the year ended December 31, 2010. Since inception through December 31, 2011, we have extended debt and equity commitments to portfolio companies totaling approximately $2.7 billion to 190 companies. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in this prospectus supplement for more information relating to our commitments. Our new investments included:

•	$500,000 commitment to AHHHA, Inc., a social ideation platform designed to leverage ideas from concept into a real-world product, service or company.

•	$15.0 million commitment to Blurb, Inc., a creative publishing and marketing platform.

•

$20.0 million commitment to Cempra Pharmaceuticals, Inc., a clinical-stage pharmaceutical company focused on developing antibacterials. On October 12, 2011, Cempra Holdings, LLC (“Cempra”) filed its S-1 registration statement with the Securities and Exchange Commission in anticipation of its contemplated initial public offering, or IPO. There can be no assurances that Cempra will complete its IPO in a timely manner or at all.

•	$20 million commitment to Concert Pharmaceuticals, Inc., a clinical stage biotechnology company focused on creating differentiated small molecule drugs.

•	$3.0 million commitment to Integrated Photovoltaics, Inc., a company producing solar-power solutions through silicon photovoltaic technology.

•	$9.2 million commitment to MedCall, LLC, a provider of on-call pharmacy services.

•

$10.0 million commitment to Navidea Biopharmaceuticals, Inc. (NYSE Amex: NAVB), a biomedical company focused on the development and commercialization of precision diagnostic and radiopharmaceutical agents.

•

$20.0 million commitment to NextWave Pharmaceuticals Incorporated, an emerging pharmaceutical company focused on the development and commercialization of products for the treatment of ADHD and related CNS disorders.

•	$11.0 million commitment to Scientific Conservation, Inc., a provider of a cloud-based energy management platform for building owners and operators.

•	$600,000 commitment to Tada Innovations, Inc., an interactive online website operated by Shopzilla.com.

•

$21.0 million commitment to Westwood One, Inc. (NASDAQ: WWON), a provider of network radio programming. On October 21, 2011, Westwood One announced the consummation of a merger transaction, by and among Westwood, Radio Network Holdings, LLC, and Verge Media Companies, Inc. Westwood One, Inc. was renamed Dial Global, Inc. on December 12, 2011.

In addition, we made over $35.0 million in loan commitments to existing portfolio companies.

In the fourth quarter, we entered into an agreement to acquire approximately $9.6 million through a secondary marketplace in Facebook, Inc., the social networking company, acquiring on December 13, 2011 and December 20, 2011 an aggregate of 307,500 shares at an average price of $31.08 per share. The investments are subject to certain closing conditions and a right of first refusal by Facebook, Inc. which expires thirty days after the date of investment. As a result, there is no assurance that our investment in Facebook, Inc. will close in a timely fashion or at all.

Liquidity Events

In the fourth quarter of 2011, Covidien plc (NYSE: COV) announced its acquisition of our portfolio company, BARRX Medical, Inc. for an aggregate consideration of approximately $325.0 million, net of cash and short-term investments. The transaction closed on January 5, 2012. See our Consolidated Schedule of Investments in this prospectus supplement for more information with respect to our investment in BARRX Medical, Inc.

As of January 17th, 2012, we held warrant positions in over 104 different technology-related companies, nine of which have filed Form S-1 registration statements in anticipation of completing a potential initial public offering, or IPO. There can be no assurances that any of these companies will complete their respective IPO in a timely manner or at all. These portfolio companies include:

1. Annies, Inc.	6. Merrimack Pharmaceuticals, Inc.
2. BrightSource Energy, Inc.	7. NEXX Systems, Inc.
3. Cempra Holdings, LLC	8. Reply!, Inc.
4. Enphase Energy, Inc.	9. WageWorks, Inc.
5. Intelepeer, Inc.

Hercules Cleantech

On June 15, 2011, Hercules Clean Technology Capital, Inc., or Hercules Cleantech, filed its registration statement on Form N-2 in contemplation of its IPO. Hercules Cleantech is a specialty finance company formed for the purpose of lending to, and investing in, privately held and select publicly traded clean technology or clean technology related companies. The investment activities of Hercules Cleantech will be managed by Olympus Advisers, LLC. It is intended that the investment professionals of Olympus Advisers, LLC, including Manuel Henriquez, our Chairman, President and Chief Executive Officer, will be members of our management team. We also will provide the administrative services necessary for Hercules Cleantech to operate. There can be no assurance that Hercules Cleantech will complete its IPO in a timely process or at all.

Debt Issuance and Borrowing

In the fourth quarter of 2011, we issued an additional $36.25 million of SBA guaranteed debentures and borrowed approximately $10.3 million principal amount under our revolving senior secured credit facility with Wells Fargo Capital Finance.

Personnel Update

On October 4, 2011, we announced that Samir Bhaumik, Senior Managing Director and Technology Group Head of the Company, resigned from all his positions with the Company and its subsidiaries. On October 13, 2011, the Board appointed Todd Jacquez-Fissori, our Cleantech Group Head, as Technology Group Head of the Company.

FORWARD-LOOKING STATEMENTS; MARKET DATA

The matters discussed in this prospectus supplement and the accompanying prospectus, as well as in future oral and written statements by management of Hercules Technology Growth Capital, Inc., that are forward-looking statements are based on current management expectations that involve substantial risks and uncertainties which could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Forward-looking statements relate to future events or our future financial performance. We generally identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words. Important assumptions include our ability to originate new investments, achieve certain margins and levels of profitability, the availability of additional capital, and the ability to maintain certain debt to asset ratios and our outlook on the economy and its effect on venture capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus supplement and the accompanying prospectus should not be regarded as a representation by us that our plans or objectives will be achieved. The forward-looking statements contained in this prospectus supplement and the accompanying prospectus include statements as to:

•	our future operating results;

•	our business prospects and the prospects of our prospective portfolio companies;

•	the impact of investments that we expect to make;

•	the impact of a protracted decline in the liquidity of credit markets on our business;

•	our informal relationships with third parties including in the venture capital industry;

•	the expected market for venture capital investments and our addressable market;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	our ability to access debt markets and equity markets;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	our regulatory structure and tax status;

•	our ability to operate as a business development company, SBIC and a RIC;

•	the adequacy of our cash resources and working capital;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	the timing, form and amount of any dividend distributions;

•	the impact of fluctuations in interest rates on our business;

•	the valuation of any investments in portfolio companies, particularly those having no liquid trading market; and

•	our ability to recover unrealized losses.

For a discussion of factors that could cause our actual results to differ from forward-looking statements contained in this prospectus supplement and the accompanying prospectus, please see the discussion under “Risk Factors” in both this prospectus supplement and the accompanying prospectus. You should not place undue reliance on these forward-looking statements. The forward-looking statements made in this prospectus supplement and the accompanying prospectus relate only to events as of the date on which the statements are made. The forward-looking statements contained herein are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933.

This prospectus supplement and the accompanying prospectus contain third-party estimates and data regarding valuations of venture capital-backed companies. This data was reported by Dow Jones VentureSource, an independent venture capital industry research company which we refer to as VentureSource. VentureSource is commonly relied upon as an information source in the venture capital industry. Although we have not independently verified any such data, we believe that the industry information contained in such releases and data tables and included in this prospectus supplement and the accompanying prospectus is reliable.

We have compiled certain industry estimates presented in this prospectus supplement and the accompanying prospectus from internally generated information and data. While we believe our estimates are reliable, they have not been verified by any independent sources. The estimates are based on a number of assumptions, including increasing investment in venture capital and private equity-backed companies. Actual results may differ from projections and estimates, and this market may not grow at the rates projected, or at all. If this market fails to grow at projected rates, our business and the market price of our common stock could be materially adversely affected.

SUPPLEMENTARY RISK FACTORS

Investing in our common stock involves a high degree of risk. In addition to the other information contained in this prospectus supplement and the accompanying prospectus, you should carefully consider the following supplementary risk factors together with the risk factors beginning on page 16 of the accompanying prospectus before making an investment in our common stock. The risks set out below and in the accompanying prospectus are not the only risks we face. Additional risks and uncertainties not presently known to us might also impair our operations and performance. If any of the events described herein or in the accompanying prospectus occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

We have identified a material weakness in our internal control over financial reporting, and our business and stock price may be adversely affected if we have not adequately addressed the weakness.

As a result of our evaluation of our internal control over financial reporting for the year ended December 31, 2010, management identified a material weakness related to our valuation process specifically involving debt investments. We have corrected the valuation process to refine our application of ASC 820 and believe that our audited consolidated financial statements for the year ended December 31, 2010 reflect the fair value of our debt investments in accordance with ASC 820 using the new valuation procedure. During the year ended December 31, 2010, we recognized additional unrealized depreciation of $803,000, which is not material to the 2010 consolidated financial statements. Management has evaluated the remedial action, assessed the operating effectiveness of the remediated controls and concluded that it has remediated the material weakness described above.

In connection with the preparation of our Consolidated Financial Statements for the three-month period ended March 31, 2011, we identified a material weakness in our internal control over financial reporting related to manual input errors in calculations used to derive the fair value of some investment portfolio holdings as of the measurement date, thereby impacting reported amounts with respect to investments and net increase (decrease) in unrealized appreciation on investments. Our consolidated financial statements for the quarter ended March 31, 2011 reflect the fair value of our investments and we continue to take remediation steps to enhance the internal control procedures in order to effectively remediate the deficiencies in our internal control processes related to such errors.

If we cannot produce reliable financial reports, investors could lose confidence in our reported financial information, the market price of our stock and the Convertible Senior Notes could decline significantly, we may be unable to obtain additional financing to operate and expand our business, and our business and financial condition could be harmed. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Disclosure Controls and Procedures” in this prospectus supplement and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Controls and Procedures” in the accompanying prospectus.

It is likely that the terms of any long-term or revolving credit or warehouse facility we may enter into in the future could constrain our ability to grow our business.

On August 25, 2008, we, through a special purpose wholly-owned subsidiary, entered into a two-year revolving senior secured credit facility with an optional one-year extension with initial commitments of $50.0 million at closing with Wells Fargo Capital Finance (the “Wells Facility”). The Wells Facility has the capacity to increase to $300.0 million if additional lenders are added to the lending syndicate. As of September 30, 2011, we had zero outstanding borrowings under the Wells Facility.

On June 20, 2011, we renewed the Wells Facility. The revolving credit facility will expire on June 20, 2014. The new facility contains an accordion feature, in which we can increase the credit line up to an aggregate of $300.0 million, funded by additional lenders and with the agreement of Wells Fargo Capital Finance and subject to other customary conditions. There can be no assurances that additional lenders will join the new credit facility. This new arrangement replaced the previous $300.0 million Wells Facility, under which Wells Fargo Capital Finance had committed $50.0 million in capital. Under the new three-year senior secured facility, Wells Fargo Capital Finance has a commitment of $75.0 million. Borrowings under the Wells Facility will generally bear interest at a rate per annum equal to LIBOR plus 3.50% with a floor of 5.00%. The Wells Facility requires the payment of a monthly non-use fee and has an advance rate equal to 50% of eligible loans placed in the collateral pool. The Wells Facility generally requires payment of interest on a monthly basis. All outstanding principal is due upon maturity.

On February 10, 2010, we entered a $20.0 million one-year revolving senior secured credit facility with Union Bank (the “Union Bank Facility”). Borrowings under the Union Bank Facility will generally bear interest at a rate per annum equal to LIBOR plus 2.25% with a floor of 4.0%, an advance rate of 50% against eligible loans, and secured by loans in the borrowing base. The Union Bank Facility required the payment of a non-use fee of 0.25% annually. The Union Bank Facility is collateralized by debt investments in our portfolio companies, and includes an advance rate equal to 50.0% of eligible loans placed in the collateral pool. The Union Bank Facility generally requires payment of interest on a monthly basis. All outstanding principal is due upon maturity. In February 2011, the maturity date of the facility was extended from May 1, 2011 to July 31, 2011. Union Bank Facility provides for customary events of default, including, but not limited to, payment defaults, breach of representations or covenants, bankruptcy events and change of control. We were in compliance with all covenants at September 30, 2011.

On June 7, 2011, we entered into an amendment to the Union Bank Facility which extended the borrowing termination date to September 30, 2011. The amendment to the Union Bank Facility also amends the maturity date of Union Bank’s $20.0 million commitment to mean the earliest of: (a) December 31, 2011; (b) the date on which Union Bank’s obligation to make loans is terminated and the obligations are declared to be due and payable or the commitment is terminated; or (c) the date of prepayment in full by the Company. There was no outstanding debt under the Union Bank Facility at September 30, 2011.

On November 2, 2011, we renewed and amended the Union Bank Facility. Union Bank and RBC Capital Markets have made commitments of $30.0 million and $25.0 million, respectively. The Union Bank Facility requires various financial and operating covenants. These covenants require us to maintain certain financial ratios and a minimum tangible net worth in an amount, when added to outstanding subordinated indebtedness, that is in excess of $314.0 million plus 90% of the amount of net cash proceeds received from the sale of common stock after March 31, 2011. The Union Bank Facility will mature on November 2, 2014. The Union Bank Facility requires the payment of a non-use fee of 0.50% annually. The other terms of the Union Bank Facility generally remain unchanged, including the stated interest rate. The Union Bank Facility contains an accordion feature, in which we can increase the credit line up to an aggregate of $150.0 million, funded by additional lenders and with the agreement of Union Bank and subject to other customary conditions.

The current lenders under the Wells Facility and the Union Bank Facility have, and any future lender or lenders will have, fixed dollar claims on our assets that are senior to the claims of our stockholders and, thus, will have a preference over our stockholders with respect to our assets in the collateral pool. In addition, we may grant a security interest in our assets in connection with any such borrowing. These facilities contain customary default provisions such as a minimum net worth amount, a profitability test, and a restriction on changing our business and loan quality standards. In addition, such facilities require or are expected to require the repayment of all outstanding debt on the maturity which may disrupt our business and potentially, the business of our portfolio companies that are financed through the facilities. An event of default under these facilities would likely result, among other things, in termination of the availability of further funds under that facility and an accelerated maturity date for all amounts outstanding under the facility, which would likely disrupt our business and, potentially, the business of the portfolio companies whose loans we financed through the facility. This could reduce our revenues and, by delaying any cash payment allowed to us under our facility until the lender has been paid in full, reduce our liquidity and cash flow and impair our ability to grow our business and maintain our status as a RIC.

The terms of future available financing may place limits on our financial and operating flexibility. If we are unable to obtain sufficient capital in the future, we may:

•	be forced to reduce or discontinue our operations;

•	not be able to expand or acquire complementary businesses; and

•	not be able to develop new services or otherwise respond to changing business conditions or competitive pressures.

There is no assurance that HT II or HT III will be able to draw up to the maximum limit available under the SBIC program.

On September 27, 2006, HT II received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and additional contributions to regulatory capital. As of September 30, 2011, HT II had the potential to borrow up to $125.0 million of SBA-guaranteed debentures under the SBIC program. With our net investment of $75.0 million in HT II as of September 30, 2011, HT II has the capacity to issue a total of $125.0 million of SBA guaranteed debentures, subject to SBA approval, of which $125.0 million is outstanding as of September 30, 2011.

On May 26, 2010, HT III received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and additional contributions to regulatory capital. As of September 30, 2011, HT III had the potential to borrow up to $100.0 million of SBA-guaranteed debentures under the SBIC program. With our net investment of $50.0 million in HT III as of September 30, 2011, HT III has the capacity to issue a total of $100.0 million of SBA guaranteed debentures, subject to SBA approval, of which $63.75 million was outstanding as of September 30, 2011.

As of September 30, 2011, there was $188.75 million principal amount of indebtedness outstanding incurred by our SBIC subsidiaries. Access to the remaining leverage is subject to SBA approval and compliance with SBA regulations.

There is no assurance that HT II or HT III will be able to draw up to the maximum limit available under the SBIC program.

Our investments in the life science industry are subject to extensive government regulation and certain other risks particular to that industry.

We have invested and plan to continue investing in companies in the life science industry that are subject to extensive regulation by the Food and Drug Administration and to a lesser extent, other federal and state agencies. If any of these portfolio companies fail to comply with applicable regulations, they could be subject to significant penalties and claims that could materially and adversely affect their operations. Portfolio companies that produce medical devices or drugs are subject to the expense, delay and uncertainty of the regulatory approval process for their products and, even if approved, these products may not be accepted in the marketplace. In addition, new laws, regulations or judicial interpretations of existing laws and regulations might adversely affect a portfolio company in this industry. Portfolio companies in the life science industry may also have a limited number of suppliers of necessary components or a limited number of manufacturers for their products, and therefore face a risk of disruption to their manufacturing process if they are unable to find alternative suppliers when needed. Any of these factors could materially and adversely affect the operations of a portfolio company in this industry and, in turn, impair our ability to timely collect principal and interest payments owed to us.

Our investments in the clean technology industry are subject to many risks, including volatility, intense competition, shortened product life cycles and periodic downturns.

Our investments in clean technology companies are subject to substantial operational risks, such as failed drilling or well development, unscheduled outages, underestimated cost projections, unanticipated operation and maintenance expenses, failure to obtain the necessary permits to operate and failure of third-party contractors (e.g., energy producers and shippers) to perform their contractual obligations. In addition, energy companies employ a variety of means of increasing cash flow, including increasing utilization of existing facilities, expanding operations through new construction or acquisitions, or securing additional long-term contracts. Thus, some energy companies may be subject to construction risk, acquisition risk or other risks arising from their specific business strategies. Furthermore, production levels for wind, solar and other renewable energies may be dependent upon adequate wind, sunlight, or biogas production, which can vary from period to period, resulting in volatility in production levels and profitability. In addition, clean technology companies have narrow product lines and small market shares, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as to general economic downturns. The revenues, income (or losses) and valuations of clean technology companies can and often do fluctuate suddenly and dramatically and the markets in which clean technology companies operate are generally characterized by abrupt business cycles and intense competition. Demand for clean technology and renewable energy is also influenced by the available supply and prices for other energy products, such as coal, oil and natural gases. A change in prices in these energy products could reduce demand for alternative energy. There is particular uncertainty about whether agreements providing incentives for reductions in greenhouse gas emissions, such as the Kyoto Protocol, will continue and whether countries around the world will enact or maintain legislation that provides incentives for reductions in greenhouse gas emissions, without which such investments in clean technology dependent portfolio companies may not be economical or financing for such projects may become unavailable. As a result, these portfolio company investments face considerable risk, including the risk that favorable regulatory regimes expire or are adversely modified. This could, in turn, materially adversely affect our business, financial condition and results of operations.

Our financial results could be negatively affected if a significant portfolio investment fails to perform as expected.

Our total investment in companies may be significant individually or in the aggregate. As a result, if a significant investment in one or more companies fails to perform as expected, our financial results could be more negatively affected and the magnitude of the loss could be more significant than if we had made smaller investments in more companies. The following table shows the fair value of the totals of investments held in portfolio companies at September 30, 2011 that represent greater than 5% of net assets:

	September 30, 2011
(in thousands)	Fair Value	Percentage of Net Assets
Aveo Pharmaceuticals, Inc.	$29,887	7.1%
Women’s Marketing, Inc.	$29,405	7.0%
Tectura Corporation	$26,574	6.3%
Pacira Pharmaceuticals, Inc	$26,264	6.2%
Anthera Pharmaceuticals, Inc	$25,705	6.1%
Brightsource Energy, Inc	$25,261	6.0%
Revance Therapeutics, Inc	$21,814	5.2%

Aveo Pharmaceuticals, Inc. is a biopharmaceutical company dedicated to the discovery and development of new, targeted cancer therapeutics.

Women’s Marketing, Inc. is a media solutions company, delivering premium media at value pricing across all platforms.

Tectura Corporation is an IT services firm that specializes in Microsoft Business Solutions applications.

Pacira Pharmaceuticals, Inc. is an emerging specialty pharmaceutical company focused on the development, commercialization and manufacture of new pharmaceutical products.

Anthera Pharmaceuticals, Inc. is a biopharmaceutical company focused on developing and commercializing products to treat serious diseases, including cardiovascular and autoimmune diseases.

Brightsource Energy, Inc. designs, develops and sells solar thermal power systems that deliver reliable, clean energy to utilities and industrial companies.

Revance Therapeutics, Inc. is a privately held biopharmaceutical company developing products that will change the way that drugs are delivered by carrying active levels of drug across the skin to deliver at specific and targeted depths.

Our financial results could be negatively affected if these portfolio companies or any of our other significant portfolio companies encounter financial difficulty and fail to repay their obligations or to perform as expected.

Economic downturns or recessions could impair the value of the collateral for our loans to our portfolio companies, increase our funding costs, limit our access to the credit and capital markets, impair the ability of a portfolio company to satisfy covenants imposed by its lenders and consequently increase the possibility of an adverse effect on our business, financial condition and results of operations.

Many of our portfolio companies are susceptible to economic recessions and may be unable to repay our loans during such periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during such periods. Adverse economic conditions may also decrease the value of collateral securing some of our loans and the value of our equity investments. In particular, intellectual property owned or controlled by our portfolio companies may constitute an important portion of the value of the collateral of our loans to our portfolio companies. Adverse economic conditions may decrease the demand for our portfolio companies’ intellectual property and consequently its value in the event of a bankruptcy or required sale through a foreclosure proceeding. As a result, our ability to fully recover the amounts owed to us under the terms of the loans may be impaired by such events.

Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of the portfolio company’s loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company.

Beginning in the fall of 2008, the global economy entered a financial crisis and recession. Volatile capital and credit markets, declining business and consumer confidence and increased unemployment precipitated a continuing economic slowdown. Although there have been signs of recovery in many regions, economic weakness could continue or worsen. For example, the current U.S. debt ceiling and budget deficit concerns, together with signs of deteriorating sovereign debt conditions in Europe, have increased the possibility of credit-rating downgrades and economic slowdowns. Although U.S. lawmakers passed legislation to raise the federal debt ceiling, Standard & Poor’s Ratings Services lowered its long-term sovereign credit rating on the United States from “AAA” to “AA+” on August 5, 2011. The impact of this or any further downgrades to the U.S. government’s sovereign credit rating, or its perceived creditworthiness, and the impact of the current crisis in Europe with respect to the ability of certain European Union countries to continue to service their sovereign debt obligations is inherently unpredictable and could adversely effect the U.S. and global financial markets and economic conditions. There can be no assurance that governmental or other measures to aid economic recovery will be effective. Continued adverse economic conditions could have a material adverse effect on our business, financial condition and results of operations.

USE OF PROCEEDS

Our proceeds from the sale of the 5,000,000 shares of common stock we are offering will be approximately $48.05 million, and approximately $55.26 million if the underwriter’s overallotment option is exercised in full. After deducting estimated offering expenses payable by us our net proceeds from the sale of the 5,000,000 shares of common stock we are offering will be approximately $47.75 million, and approximately $54.96 million in the underwriter’s overallotment option is exercised in full.

We expect to use the net proceeds from this offering to fund investments in debt and equity securities in accordance with our investment objective and for other general corporate purposes.

We anticipate that substantially all of the net proceeds from this offering will be used as described above within twelve months, but in no event longer than two years. Pending such uses and investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of any offering, pending full investment, are held in lower yielding short-term instruments.

CAPITALIZATION

The following table sets forth (i) our actual capitalization as of September 30, 2011, and (ii) our capitalization as adjusted to reflect the effects of the sale of 5,000,000 shares of our common stock in this offering at a price of $9.61 per share (assuming no exercise of the underwriters’ overallotment option) and after deducting estimated offering expenses payable by us. You should read this table together with “Use of Proceeds” and our statement of assets and liabilities included elsewhere in this prospectus supplement.

	As of September 30, 2011
(in thousands)	Actual	As Adjusted for This Offering(1)
Cash and cash equivalents	$96,309	$144,059

Total assets	$688,637	$736,387
Long-term SBA debentures outstanding(2)	188,750	188,750
Convertible Senior Notes(3)	70,082	70,082
Common stock, par value	$43	$48
Capital in excess of par value	486,557	534,302
Distributable earnings	(64,550)	(64,550)

Total stockholders’ equity	422,050	469,800

Total capitalization(4)	$680,882	$728,632

(1)	Does not include the underwriters’ overallotment option.
(2)	As of December 31, 2011, we had $225.0 million of SBA debentures outstanding after issuing an additional $36.25 million of SBA debentures in the fourth quarter of 2011.
(3)	Represents the aggregate principal amount outstanding of the convertible senior notes issued on April 11, 2011, less the unaccreted discount initially recorded upon issuance of the Convertible Senior Notes. The total unaccreted discount for the Convertible Senior Notes was $4,918 at September 30, 2011.
(4)	As of September 30, 2011, we had $75.0 million available to borrow under the Wells Facility and $20.0 million available to borrow under the Union Bank Facility. As of December 31, 2011, there was approximately $10.3 million principal amount borrowed under the Wells Facility, which is not reflected in the above table. On November 2, 2011, we renewed and amended the Union Bank Facility. The Union Bank Facility will mature on November 2, 2014. The Union Bank Facility requires the payment of a non-use fee of 0.50% annually. The other terms of the Union Bank Facility generally remain unchanged, including the stated interest rate. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Subsequent Events” in this prospectus supplement for more information.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND

RESULTS OF OPERATIONS

Overview

We are a specialty finance company that provides debt and equity growth capital to technology-related companies at various stages of development from seed and emerging growth to expansion and established stages of development, which include select publicly listed companies and select lower middle market technology companies. We primarily finance privately-held companies backed by leading venture capital and private equity firms, and also may finance certain publicly-traded companies that lack access to public capital or are sensitive to equity ownership dilution. We source our investments through our principal office located in Silicon Valley, as well as through additional offices in Boston, Massachusetts, Boulder, Colorado, and McLean, Virginia.

Our goal is to be the leading structured debt financing provider of choice for venture capital and private equity backed technology-related companies requiring sophisticated and customized financing solutions. Our strategy is to evaluate and invest in a broad range of technology-related companies including clean technology, life sciences and select lower middle market technology companies and to offer a full suite of growth capital products up and down the capital structure. We invest primarily in structured debt with warrants and, to a lesser extent, in senior debt and equity investments. We use the term “structured debt with warrants” to refer to any debt investment, such as a senior or subordinated secured loan, that is coupled with an equity component, including warrants, options or rights to purchase common or preferred stock. Our structured debt with warrants investments will typically be secured by some or all of the assets of the portfolio company.

Our investment objective is to maximize our portfolio total return by generating current income from our debt investments and capital appreciation from our equity-related investments. Our primary business objectives are to increase our net income, net operating income and net asset value by investing in structured debt with warrants and equity of venture capital and private equity backed technology-related companies with attractive current yields and the potential for equity appreciation and realized gains. Our structured debt investments typically include warrants or other equity interests, giving us the potential to realize equity-like returns on a portion of our investments. Our equity ownership in our portfolio companies may represent a controlling interest. In some cases, we receive the right to make additional equity investments in our portfolio companies in connection with future equity financing rounds. Capital that we provide directly to venture capital and private equity backed technology-related companies is generally used for growth and general working capital purposes as well as in select cases for acquisitions or recapitalizations.

We are an internally managed, non-diversified closed-end investment company that has elected to be regulated as a business development company under the 1940 Act. As a business development company, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” including securities of private U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less.

From incorporation through December 31, 2005, we were taxed as a corporation under Subchapter C of the Internal Revenue Code, or the Code. As of January 1, 2006, we have elected to be treated for federal income tax purposes as a regulated investment company, or a RIC, under Subchapter M of the Code. Pursuant to this election, we generally will not have to pay corporate-level taxes on any income that we distribute to our stockholders. However, such an election and qualification to be treated as a RIC requires that we comply with certain requirements contained in Subchapter M of the Code. For example, a RIC must meet certain requirements, including source-of income, asset diversification and income distribution requirements. The income source requirement mandates that we receive 90% or more of our income from qualified earnings, typically referred to as “good income.” Qualified earnings may exclude such income as management fees received in connection with our SBIC or other potential outside managed funds and certain other fees.

Our portfolio is comprised of, and we anticipate that our portfolio will continue to be comprised of, investments primarily in technology-related companies at various stages of their development. Consistent with regulatory requirements, we invest primarily in United States based companies and to a lesser extent in foreign companies. Our investing emphasis has been primarily on private companies following or in connection with a subsequent institutional round of equity financing, which we refer to as expansion-stage companies and private companies in later rounds of financing and certain public companies, which we refer to as established-stage companies and select lower middle market companies. We have focused our investment activities in private companies following or in connection with the first institutional round of financing, which we refer to as emerging-growth companies.

Portfolio and Investment Activity

The total value of our investment portfolio was $576.5 million at September 30, 2011 as compared to $472.0 million at December 31, 2010.

Debt commitments for the nine-month period ended September 30, 2011 included commitments of approximately $298.3 million to twenty-five new portfolio companies and $164.8 million to fourteen existing companies. During the three and nine month periods ended September 30, 2011 we made debt commitments to new and existing portfolio companies, including restructured loans, totaling $214.7 million and $463.1 million and funded approximately $147.2 million and $356.4 million, respectively, of debt and equity investments. During the three and nine-month periods ended September 30, 2011 we made and funded equity commitments of $1.1 million to two existing companies and $1.6 million to three existing companies.

At September 30, 2011, we had unfunded contractual commitments of approximately $148.2 million to twenty-six portfolio companies. These commitments will be subject to the same underwriting and ongoing portfolio maintenance as the on-balance sheet financial instruments that we hold. Since these commitments may expire without being drawn, unfunded commitments do not necessarily represent future cash requirements. In addition, we have approximately $136.0 million of non-binding term sheets outstanding to nine new and existing companies at September 30, 2011. Non-binding outstanding term sheets are subject to completion of our due diligence and final approval process, as well as the negotiation of definitive documentation with the prospective portfolio companies. Not all non-binding term sheets are expected to close and do not necessarily represent future cash requirements.

The fair value of the loan portfolio at September 30, 2011 was approximately $513.4 million, compared to a fair value of approximately $352.0 million at September 30, 2010. The fair value of the equity portfolio at September 30, 2011 and 2010 was approximately $35.8 million and $39.4 million, respectively. The fair value of our warrant portfolio at September 30, 2011 and 2010 was approximately $27.3 million and $19.0 million, respectively.

We receive payments in our loan portfolio based on scheduled amortization of the outstanding balances. In addition, we receive repayments of some of our loans prior to their scheduled maturity date. The frequency or volume of these repayments may fluctuate significantly from period to period. During the nine-month period ended September 30, 2011, we received normal principal amortization repayments of approximately $51.0 million, and early repayments and working line of credit pay-downs of approximately $172.2 million. During the nine-month period ended September 30, 2011, we restructured the debt for three portfolio companies for approximately $8.1 million, $4.7 million and $3.3 million, converted $3.5 million of debt to equity, and received approximately $23.8 million in early repayments associated with the sale of Infologix, Inc.

Total portfolio investment activity as of September 30, 2011 (unaudited) and for the year ended December 31, 2010 is as follows:

(in millions)	September 30, 2011	December 31, 2010
Beginning Portfolio	$472.0	$374.7
Purchase of debt investments	332.3	320.4
Equity Investments	6.3	2.3
Sale of Investments	(17.5)	(34.2)
Principal payments received on investments	(54.4)	(81.6)
Early pay-offs and recoveries	(168.8)	(114.5)
Accretion of loan discounts and paid-in-kind principal	9.2	3.3
Net change in unrealized depreciation in investments	(2.6)	1.6
Restructure fundings	16.1	78.4
Restructure payoffs	(16.1)	(78.4)

Ending Portfolio	$576.5	$472.0

The following table shows the fair value of our portfolio of investments by asset class:

	September 30, 2011		December 31, 2010
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Senior secured debt with warrants	$414,723	71.9%	$357,963	75.8%
Senior secured debt	125,962	21.9%	59,251	12.6%
Preferred stock	28,928	5.0%	26,813	5.7%
Subordinated Debt	—	0.0%	8,094	1.7%
Common Stock	6,864	1.2%	19,911	4.2%

	$576,477	100.0%	$472,032	100.0%

A summary of our investment portfolio at value by geographic location is as follows:

	September 30, 2011		December 31, 2010
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
United States	$562,296	97.5%	$438,585	92.9%
Canada	808	0.1%	20,876	4.4%
England	9,082	1.6%	10,653	2.3%
Ireland	3,893	0.7%	—	0.0%
Israel	398	0.1%	1,918	0.4%

	$576,477	100.0%	$472,032	100.0%

Our portfolio companies are primarily privately-held expansion and established-stage companies in the biotechnology, drug discovery, drug delivery, specialty pharmaceuticals, therapeutics, clean technology, communications and networking, consumer and business products, electronics and computers, information services, internet consumer and business services and products, medical devices, semiconductor and software industry sectors. These sectors are characterized by high margins, high growth rates, consolidation and product and market extension opportunities. Value is often vested in intangible assets and intellectual property.

As of September 30, 2011, over 99.2% of our debt investments were in a senior secured position, and more than 91.1% of the debt investment portfolio was priced at floating interest rates or floating interest rates with a Prime or LIBOR based interest rate floor. Our investments in senior secured debt with warrants have equity enhancement features, typically in the form of warrants or other equity-related securities designed to provide us with an opportunity for capital appreciation. Our warrant coverage generally ranges from 3% to 20% of the principal amount invested in a portfolio company, with a strike price equal to the most recent equity financing round. As of September 30, 2011, we held warrants in 104 portfolio companies, with a fair value of approximately $27.3 million. These warrant holdings would require us to invest approximately $70.7 million to exercise such warrants. However, these warrants may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our warrant interests. The value of our senior secured debt (without warrants) at September 30, 2011 was approximately $126.0 million compared to approximately $59.3 million at December 31, 2010. The increase was primarily attributable to two new investments in lower middle market technology companies in the nine month period ended September 30, 2011, which typically do not have equity enhancement features.

As required by the 1940 Act, the Company classifies its investments by level of control. “Control Investments” are defined in the 1940 Act as investments in those companies that the Company is deemed to “Control”. Generally, under the 1940 Act, the Company is deemed to “Control” a company in which it has invested if it owns 25% or more of the voting securities of such company or has greater than 50% representation on its board. “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of the Company, as defined in the 1940 Act, which are not Control Investments. The Company is deemed to be an “Affiliate” of a company in which it has invested if it owns 5% or more but less than 25% of the voting securities of such company. “Non-Control/Non-Affiliate Investments” are investments that are neither Control Investments nor Affiliate Investments.

The following table summarizes our realized and unrealized gain and loss and changes in our unrealized appreciation and depreciation on control and affiliate investments for the three and nine months ended September 30, 2011 and September 30, 2010:

(in thousands)	Three months ended September 30, 2011					Nine months ended September 30, 2011
Portfolio Company	Type	Fair Value at September 30, 2011	Investment Income	Unrealized (Depreciation ) /Appreciation	Realized Gain /(Loss)	Investment Income	Unrealized (Depreciation) /Appreciation	Reversal of Unrealized (Depreciation) /Appreciation	Realized Gain/ (Loss)
MaxVision Holding, LLC.	Control	$2,983	$10	$14	$—	$861	$(3,546)	—	$—
E-Band Communiations, Corp.	Non-Controlled Affiliate	—	5	(53)	—	9	(3,425)	—	—

Total		$2,983	$15	$(39)	$—	$870	$(6,971)	$—	$—

(in thousands)	Three months ended September 30, 2010					Nine months ended September 30, 2010
Portfolio Company	Type	Fair Value at September 30, 2011	Investment Income	Unrealized (Depreciation) /Appreciation	Realized Gain /(Loss)	Investment Income	Unrealized (Depreciation) /Appreciation	Reversal of Unrealized (Depreciation) /Appreciation	Realized Gain /(Loss)
InfoLogix, Inc.	Control	$33,935	$796	$(4,266)	$—	$2,488	$(1,419)	$128	$2,500
E-Band Communiations, Corp.	Non-Controlled Affiliate	2,846	—	(371)	—	—	572	—	—

Total		$36,781	$796	$(4,637)	$—	$2,488	$(847)	$128	$2,500

The Company’s investment in InfoLogix, Inc., a company that was a Control Investment as of December 31, 2010, was sold to Stanley Black & Decker (NYSE:SWK) in January 2011. Approximately $8.3 million of realized gains and $8.4 million of net change in unrealized depreciation was recognized on this control investment during the three-month period ended March 31, 2011.

The following table shows the fair value of our portfolio by industry sector at September 30, 2011 and December 31, 2010:

	September 30, 2011		December 31, 2010
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Drug Discovery	$81,264	14.1%	$52,777	11.2%
Drug Delivery	66,734	11.6%	35,250	7.5%
Internet Consumer & Business Services	65,975	11.4%	7,255	1.5%
Specialty Phamaceuticals	61,603	10.7%	63,607	13.5%
Clean Tech	59,793	10.4%	25,722	5.4%
Communications & Networking	56,119	9.7%	65,098	13.8%
Information Services	38,812	6.7%	10,857	2.3%
Therapeutic	32,562	5.7%	25,300	5.4%
Media/Content/Info	30,852	5.4%	2,223	0.5%
Biotechnology Tools	23,796	4.1%	5,987	1.3%
Software	22,094	3.8%	96,508	20.4%
Diagnostic	14,889	2.6%	14,911	3.2%
Surgical Devices	7,683	1.3%	10,172	2.1%
Semiconductors	6,916	1.2%	3,227	0.7%
Consumer & Business Products	4,345	0.8%	45,316	9.6%
Electronics & Computer Hardware	3,040	0.5%	7,819	1.6%
Energy	—	0.0%	3	0.0%

	$576,477	100.0%	$472,032	100.0%

We use an investment grading system, which grades each debt investment on a scale of 1 to 5, to characterize and monitor our expected level of risk on the debt investments in our portfolio with 1 being the highest quality. The following table shows the distribution of our outstanding debt investments on the 1 to 5 investment grading scale at fair value as of September 30, 2011 and December 31, 2010.

	September 30, 2011		December 31, 2010
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Investment Grading
1	$108,038	21.0%	$65,345	16.3%
2	368,878	71.9%	232,713	57.9%
3	24,866	4.8%	90,739	22.6%
4	8,602	1.7%	8,777	2.2%
5	2,983	0.6%	4,045	1.0%

	$513,367	100.0%	$401,619	100.0%

As of September 30, 2011, our investments had a weighted average investment grading of 1.96 as compared to 2.21 at December 31, 2010. The improvement in investment grading is primarily attributable to one new investment rated 1 and the improvements from rated 2 to rated 1 of two investments, approximately 27 new investments to the portfolio rated 2, and the improvement from level 3 to level 2 of four investments. Our policy is to lower the grading on our portfolio companies as they approach the point in time when they will require additional equity capital. Additionally, we may downgrade our portfolio companies if they are not meeting our financing criteria and their respective business plans. Various companies in our portfolio will require additional funding in the near term or have not met their business plans and have therefore been downgraded until their funding is complete or their operations improve. At September 30, 2011, four portfolio companies were graded 3, three portfolio companies were graded 4, and two portfolio companies were graded 5 as compared to eight portfolio companies that were graded 3, two portfolio companies that were graded 4 and two portfolio companies that were graded 5 at December 31, 2010.

At September 30, 2011, there was one portfolio company on non-accrual status with a fair value of zero. There were two loans on non-accrual status as of December 31, 2010 with a fair value of approximately $4.0 million. During the three months ended March 31, 2011 we wrote off our warrant, equity and debt investments in one of these portfolio companies for a realized loss of approximately $5.2 million.

The effective yield on our debt investments for the nine month periods ended September 30, 2011 and 2010 was 17.8% and 16.2%, respectively. This yield was higher period over period due to unearned income accelerations attributed to early payoffs. The effective yield on our debt investments for the nine month periods ended September 30, 2011 and 2010 excluding payoffs was 11.5% and 11.3%, respectively.

The overall weighted average yield to maturity of our loan obligations was approximately 13.0% and 13.9% at September 30, 2011 and December 31, 2010. The weighted average yield to maturity is computed using the interest rates in effect at the inception of each of the loans, and includes amortization of the loan facility fees, commitment fees and market premiums or discounts over the expected life of the debt investments, weighted by their respective costs when averaged and based on the assumption that all contractual loan commitments have been fully funded and held to maturity.

We generate revenue in the form of interest income, primarily from our investments in debt securities, and commitment and facility fees. Fees generated in connection with our debt investments are recognized over the life of the loan or, in some cases, recognized as earned. In addition, we generate revenue in the form of capital gains, if any, on warrants or other equity-related securities that we acquire from our portfolio companies. Our investments generally range from $1.0 million to $25.0 million. Our debt investments have a term of between two and seven years and typically bear interest at a rate ranging from PRIME to 14% as of September 30, 2011. In addition to the cash yields received on our loans, in some instances, our loans may also include any of the following: end-of-term payments, exit fees, balloon payment fees, PIK provisions, prepayment fees, and diligence fees, which may be required to be included in income prior to receipt.

Loan origination and commitment fees received in full at the inception of a loan are deferred and amortized into fee income as an enhancement to the related loan’s yield over the contractual life of the loan. We recognize nonrecurring fees amortized over the remaining term of the loan commencing in the quarter relating to specific loan modifications. Loan exit fees to be paid at the termination of the loan are accreted into interest income over the contractual life of the loan. We had approximately $9.8 million and $6.6 million of unamortized fees at September 30, 2011 and December 31, 2010, respectively, and approximately $7.2 million and $5.1 million in exit fees receivable at September 30, 2011 and December 31, 2010, respectively.

We have loans in our portfolio that contain a PIK provision. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain our status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends even though we have not yet collected the cash. Amounts necessary to pay these dividends may come from available cash or the liquidation of certain investments. We recorded approximately $1.4 million and $1.7 million in PIK income in the nine month periods ended September 30, 2011 and 2010.

In some cases, the Company collateralizes its investments by obtaining a first priority security interest in a portfolio company’s assets, which may include their intellectual property. In other cases, the Company may obtain a negative pledge covering a company’s intellectual property.

At September 30, 2011, approximately 60.9% of our portfolio company loans were secured by a first priority security in all of the assets of the portfolio company, 38.3% of the loans were to portfolio companies that were prohibited from pledging or encumbering their intellectual property and 0.8% of portfolio company loans had an equipment only lien.

Interest on debt securities is generally payable monthly, with amortization of principal typically occurring over the term of the security for emerging-growth, expansion-stage and established-stage companies. In addition, certain loans may include an interest-only period ranging from three to eighteen months for emerging-growth and expansion-stage companies and longer for established-stage companies. In limited instances in which we choose to defer amortization of the loan for a period of time from the date of the initial investment, the principal amount of the debt securities and any accrued but unpaid interest become due at the maturity date.

Results of Operations

Comparison of the three and nine-month periods ended September 30, 2011 and 2010

Investment Income

Interest income totaled approximately $16.4 and $50.9 million for the three and nine-month periods ended September 30, 2011, compared to $14.1 and $38.1 million for the three and nine-month periods ended September 30, 2010. Income from commitment, facility and loan related fees totaled approximately $2.3 and $7.7 million for the three and nine-month period ended September 30, 2011, compared with $1.5 and $4.5 million for the same periods ended September 30, 2010, respectively. The increase in interest income is attributable to a higher average interest earning investment portfolio and income from early repayments. Income from commitment, facility and loan related fees are primarily the result of an increase in facilities fees of approximately $1.4 million during the period ended September 30, 2011 compared to the same period ended September 30, 2010.

PIK Income

The following table shows the PIK-related activity for the nine months ended September 30, 2011 and 2010, at cost:

	Nine months ended September 30,
(in thousands)	2011	2010
Beginning PIK loan balance	$3,955	$2,315
PIK interest capitalized during the period	1,801	2,366
Payments received from PIK loans	(3,567)	(1,087)
PIK converted to other securities	(440)	—
Realized Loss	—	(327)

Ending PIK loan balance	$1,749	$3,267

The increase in payments received from PIK loans during the nine months September 30, 2011 includes $1.5 million of PIK collected in conjunction with the sale of our investment in Infologix, Inc. in the first quarter of 2011.

Operating Expenses

Operating expenses, which are comprised of interest and fees, general and administrative and employee compensation, totaled approximately $10.1 million and $7.5 million during the three month periods ended September 30, 2011 and 2010, respectively. Operating expenses totaled approximately $29.9 million and $22.0 million during the nine month periods ended September 30, 2011 and 2010, respectively.

Interest and fees totaled approximately $4.3 million and approximately $11.3 million during the three and nine month periods ended September 30, 2011, respectively, and approximately $2.5 million and $7.2 million during the three and nine month periods ended September 30, 2010. The increase is primarily attributed to $1.3 million and $2.3 million of interest and fee expenses during the three and nine month periods ended September 30, 2011, respectively, related to the $75.0 million of Convertible Senior Notes issued on April 15, 2011. Additionally, the Company incurred approximately $271,000 and $496,000 of non cash interest expense during the three and nine month periods ended September 30, 2011, respectively, attributed to the accretion of the fair value of the conversion feature on the Convertible Senior Notes. The Company had a weighted average cost of debt comprised of interest and fees of approximately 6.5% at September 30, 2011, as compared to 6.2% during the third quarter of 2010. The increase was primarily attributed to the weighted average cost of debt on the senior convertible notes of 8.2% offset by a lower weighted average cost of debt on outstanding SBA debentures at 5.2% in the third quarter of 2011 versus 6.1% in the third quarter of 2010.

General and administrative expenses include legal, consulting and accounting fees, insurance premiums, rent, workout and various other expenses. Expenses remained relatively flat at approximately $1.7 million for the three month periods ended September 30, 2011 and 2010 and increased to $6.2 million from $5.2 million for the nine month periods ended September 30, 2011 and 2010, respectively, primarily due to increased recruiting, accounting and legal expenses.

Employee compensation and benefits totaled approximately $3.3 million and approximately $9.9 million during the three and nine-month periods ended September 30, 2011, respectively. Employee compensation and benefits totaled approximately $2.6 million and approximately $7.7 million during the three and nine-month periods ended September 30, 2010, respectively. This increase is primarily due to an increase in employee headcount and increased salary and executive severance costs as compared to the same period of 2010. We expect to continue to hire to meet our portfolio growth. Stock-based compensation totaled approximately $870,000 and approximately $2.5 million during the three and nine month periods ended September 30, 2011 respectively and approximately $752,000 and approximately $2.0 million during the three and nine month periods ended September 30, 2010. These increases were due primarily to the expense on restricted stock grants issued in the first quarter of 2011. See “Financial Condition, Liquidity, and Capital Resources” for disclosure of additional expenses.

Net Investment Income Before Investment Gains and Losses

Net investment income per share was $0.20 for the quarter ended September 30, 2011 compared to $0.23 per share in the quarter ended September 30, 2010. Net investment income before investment gains and losses for the three and nine month periods ended September 30, 2011 totaled $8.6 million and $28.8 million, respectively as compared to $8.1 million and $20.6 million in the three and nine month periods ended September 30, 2010, respectively. The changes are made up of the items described above under “Investment Income” and “Operating Expenses.”

Net Investment Realized Gains and Losses and Unrealized Appreciation and Depreciation

Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, and includes investments charged off during the period, net of recoveries. Net change in unrealized appreciation or depreciation primarily reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

During the three and nine-months ended September 30, 2011 the Company recognized total net realized gains of approximately $10.1 million from the sale of common stock in its public portfolio companies and realized losses of approximately $1.6 million and approximately $6.7 million from equity, loan, and warrant investments in portfolio companies that have been liquidated. The loss is primarily attributed to the termination of warrants in LaboPharm, Inc. of $0.6 million and the write-off of equity in Solarflare, Inc. of $0.6 million. During the three and nine-month period ended September 30, 2010 the Company recognized net realized losses of approximately $18.9 million and approximately $19.2 million from equity, loan and warrant investments in portfolio companies that have been liquidated and realized gains of approximately $3.6 million from the sale of common stock in public companies and approximately $465,000 from the mergers of private portfolio companies.

A summary of realized gains and losses for the three and nine month periods ended September 30, 2011 and 2010 is as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
(in millions)
Realized gains	$0.3	$—	$10.6	$4.4
Realized losses	(1.9)	(18.9)	(7.2)	(19.5)

Net realized gains (losses)	$(1.6)	$(18.9)	$3.4	$(15.1)

During the three month period ended September 30, 2011 net change in unrealized depreciation totaled approximately $769,000 from loan, warrant and equity investments. Approximately $5.9 million was due to net unrealized appreciation on equity and loans, primarily attributed to the exercise of our warrants in Aveo Pharmaceuticals, Inc. to common shares. Approximately $6.6 million was due to unrealized depreciation on warrant investments, primarily attributable to the exercise of our warrants and the decrease in fair market value for public company holdings.

During the nine month period ended September 30, 2011 net change in unrealized depreciation totaled approximately $2.8 million from loan, warrant and equity investments. Approximately $4.0 million was due to net unrealized appreciation on debt and warrants, primarily attributable to the increase in fair market value for public company holdings. Approximately $6.8 million was due to unrealized depreciation on equity investments, primarily attributable to the sale of InfoLogix, Inc. in the first quarter of 2011. Approximately $8.3 million of realized gains and $8.4 million of net change in unrealized depreciation was recognized on this control investment during the three-month period ended March 31, 2011.

During the same periods ending September 30, 2010 net unrealized appreciation totaled approximately $2.9 million and net unrealized depreciation totaled approximately $12.2 million, respectively.

For the three month period ended September 30, 2011 approximately $2.2 million and $3.7 million of the net unrealized appreciation recognized was attributable to debt and equity investments, respectively, and approximately $6.6 million of net unrealized depreciation on our warrant investments. Included in this amount is unrealized appreciation of approximately $1.5 million attributable to the reversal of prior period net unrealized depreciation upon being realized as a loss and approximately $2.9 million in unrealized depreciation attributable to the exercise of warrants to equity. For the nine month period ended September 30, 2011 approximately $3.4 million and $616,000 of the net unrealized appreciation was attributable to debt and warrant investments, respectively, and approximately $6.8 million of depreciation was attributable to equity investments. As of September 30, 2011, the net unrealized depreciation recognized by the Company was increased by approximately $229,000 due to the warrant participation agreement with Citigroup. For a more detailed discussion of the warrant participation agreement, see the discussion set forth under Note 4 to the Consolidated Financial Statements in this prospectus supplement.

The net unrealized appreciation and depreciation of our investments is based on fair value of each investment determined in good faith by our Board of Directors. This net unrealized appreciation was primarily comprised of increases in the fair value of our portfolio companies due to positive company performance and market conditions.

The following table itemizes the change in net unrealized appreciation/depreciation of investments for the three and nine-month periods ended September 30, 2011 and 2010:

	Three Months Ended September 30,
(in thousands)	2011	2010
Gross unrealized appreciation on portfolio investments	$11,928	$4,565
Gross unrealized depreciation on portfolio investments	(11,423)	(15,824)
Reversal of prior period net unrealized appreciation upon realization	(3,323)	(3,912)
Reversal of prior period net unrealized depreciation upon realization	1,913	17,888
Citigroup Warrant Participation	136	177

Net unrealized appreciation (depreciation) on portfolio investments	$(769)	$2,894

	Nine Months Ended September 30,
(in thousands)	2011	2010
Gross unrealized appreciation on portfolio investments	$41,945	$26,369
Gross unrealized depreciation on portfolio investments	(38,833)	(52,867)
Reversal of prior period net unrealized appreciation upon realization	(13,225)	(3,902)
Reversal of prior period net unrealized depreciation upon realization	7,519	18,048
Citigroup Warrant Participation	(229)	134

Net unrealized appreciation (depreciation) on portfolio investments	$(2,823)	$(12,218)

Income and Excise Taxes

We account for income taxes in accordance with the provisions of ASC 740, Income Taxes, which requires that deferred income taxes be determined based upon the estimated future tax effects of differences between the financial statement and tax basis of assets and liabilities given the provisions of the enacted tax law. Valuation allowances are used to reduce deferred tax assets to the amount likely to be realized.

Net Increase in Net Assets Resulting from Operations and Change in Net Assets per Share

For the three and nine months ended September 30, 2011, the net increase in net assets resulting from operations totaled approximately $6.2 million and $29.4 million, respectively. For the three and nine months ended September 30, 2010, the net decrease in net assets resulting from operations totaled approximately $7.8 million and $6.7 million. These changes are made up of the items previously described.

Basic and fully diluted net change in net assets per common share for the three and nine-month periods ended September 30, 2011 was $0.14 and $0.67, respectively, as compared to basic and fully diluted change in net assets per common share of $(0.23) and $(0.20) for the three and nine-month periods ended September 30, 2010, respectively.

Financial Condition, Liquidity, and Capital Resources

At September 30, 2011, we had approximately $96.3 million in cash and cash equivalents and available borrowing capacity of approximately $75.0 million under the Wells Facility, $20.0 million under the Union Bank Facility and $36.25 million under the SBA program, subject to existing terms and advance rates and regulatory requirements. We primarily invest cash on hand in interest bearing deposit accounts.

As of September 30, 2011, net assets totaled $422.1 million, with a net asset value per share of $9.61. We intend to generate additional cash primarily from cash flows from operations, including income earned from investments in our portfolio companies and, to a lesser extent, from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less as well as from future borrowings as required to meet our lending activities. Our primary use of funds will be investments in portfolio companies and cash distributions to holders of our common stock. Additionally, we expect to raise additional capital to support our future growth through future equity offerings, issuances of senior securities and/or future borrowings, to the extent permitted by the 1940 Act. To the extent we determine to raise additional equity through an offering of our common stock at a price below net asset value, existing investors will experience dilution. During our 2011 Annual Shareholder Meeting held on June 1, 2011, our shareholders authorized us, with the approval of our Board of Directors, to sell up to 20% of our outstanding common stock at a price below our then current net asset value per share and to offer and issue debt with warrants or debt convertible into shares of our common stock at an exercise or conversion price that will not be less than the fair market value per share but may be below the then current net asset value per share. However, there can be no assurance that these capital resources will be available given the credit constraints of the banking and capital markets.

As required by the 1940 Act, our asset coverage must be at least 200% after each issuance of senior securities. As of September 30, 2011 our asset coverage ratio under our regulatory requirements as a business development company was 971.5%, excluding our SBIC debentures as a result of our exemptive order from the SEC which allows us to exclude all SBA leverage from our asset coverage ratio. Total leverage when including our SBIC debentures was 263.1% at September 30, 2011.

During the nine months ended September 30, 2011, our operating activities used $72.5 million of cash and cash equivalents, compared to $45.6 million used during the nine months ended September 30, 2010. The $26.9 million increase in cash used in operating activities resulted primarily from increased investing activity. During the nine months ended September 30, 2011, our financing activities provided $62.0 million of cash, compared to $4.2 million during the nine months ended September 30, 2010. This $57.9 million increase in cash provided by financing activities was due primarily due to the issuance of $75.0 million of Convertible Senior Notes in April 2011.

At September 30, 2011 and December 31, 2010, we had the following borrowing capacity and outstanding amounts:

	September 30, 2011		December 31, 2010
	Total Available	Carrying Value(1)	Total Available	Carrying Value(1)
Union Bank Facility	$20,000	$—	$20,000	$—
Wells Facility	75,000	—	50,000	—
Convertible Senior Notes(2)	75,000	70,082	—	—
SBA Debenture(3)	225,000	188,750	225,000	170,000

Total	$395,000	$258,832	$295,000	$170,000

(1)	Except for the Convertible Senior Notes (as defined below), all carrying values are the same as the principal amount outstanding.
(2)

Represents the aggregate principal amount outstanding of the Convertible Senior Notes (as defined below) less the unaccreted discount initially recorded upon issuance of the Convertible Notes. The total unaccreted discount for the Convertible Senior Notes was $4,918 at September 30, 2011.

(3)	The Company has the ability to borrow an additional $36.3 million subject to SBA approval and compliance with SBIC regulations.

On September 27, 2006, HT II received a license and on May 26, 2010 HT III received a license to operate as SBICs under the SBIC program and are able to borrow funds from the SBA against eligible investments. As of September 30, 2011, all required contributed capital from the Company has been invested into HT II and HT III. The Company is the sole limited partner of HT II and HT III and HTM is the general partner. HTM is a wholly-owned subsidiary of the Company. If HT II or HT III fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit HT II’s or HT III’s use of debentures, declare outstanding debentures immediately due and payable, and/or limit HT II or HT III from making new investments. In addition, HT II or HT III may also be limited in their ability to make distributions to us if they do not have sufficient capital in accordance with SBA regulations. Such actions by the SBA would, in turn, negatively affect us because HT II and HT III are our wholly owned subsidiaries. HT II and HT III were in compliance with the terms of the SBIC’s leverage as of September 30, 2011 as a result of having sufficient capital as defined under the SBA regulations.

In aggregate, HT II and HT III hold approximately $334.9 million in assets, and accounted for approximately 35.5% of our total assets prior to consolidation at September 30, 2011.

With our net investment of $75.0 million in HT II as of September 30, 2011, HT II has the capacity to issue a total of $125.0 million of SBA guaranteed debentures, of which $125.0 million was outstanding at September 30, 2011. As of September 30, 2011, the maximum statutory limit on the dollar amount of outstanding SBA guaranteed debentures issued by a single SBIC is $150.0 million, subject to periodic adjustments by the SBA. As of September 30, 2011, we held investments in HT II in 84 companies with a fair value of approximately $180.8 million, accounting for approximately 31.4% of our total portfolio at September 30, 2011.

As of September 30, 2011, the maximum statutory limit on the dollar amount of combined outstanding SBA guaranteed debentures is $225.0 million, subject to periodic adjustments by the SBA. As of September 30, 2011, HT III had the potential to borrow up to $100.0 million of SBA-guaranteed debentures under the SBIC program. With our net investment of $50.0 million in HT III as of September 30, 2011, HT III has the capacity to issue a total of $100.0 million of SBA guaranteed debentures, subject to SBA approval, of which $63.75 million was outstanding at September 30, 2011. As of September 30, 2011, HT III has paid the SBA commitment fees of approximately $750,000. As of September 30, 2011, we held investments in HT III in 20 companies with a fair value of approximately $92.4 million accounting for approximately 16.0% of our total portfolio at September 30, 2011.

(in thousands) Issuance/Pooling Date	Maturity Date	Interest Rate(1)	September 30, 2011	December 31, 2010
SBA Debentures:
September 26, 2007	September 1, 2017	6.43%	$12,000	$12,000
March 26, 2008	March 1, 2018	6.38%	$58,050	$58,050
September 24, 2008	September 1, 2018	6.63%	$13,750	$38,750
March 25, 2009	March 1, 2019	5.53%	$18,400	$18,400
September 23, 2009	September 1, 2019	4.64%	$3,400	$3,400
September 22, 2010	September 1, 2020	3.62%	$6,500	$6,500
September 22, 2010	September 1, 2020	3.50%	$22,900	$32,900
March 29, 2011	March 1, 2021	4.37%	$28,750	$—
September 21, 2011	September 1, 2021	3.16%	$25,000	$—

Total SBA Debentures			$188,750	$170,000

(1)	Interest rate includes annual charge

Current Market Conditions

Beginning in the fall of 2008, the global economy entered a financial crisis and recession. Volatile capital and credit markets, declining business and consumer confidence and increased unemployment precipitated a continuing economic slowdown. Although there have been signs of recovery in many regions, economic weakness could continue or worsen. For example, the current U.S. debt ceiling and budget deficit concerns, together with signs of deteriorating sovereign debt conditions in Europe, have increased the possibility of credit-rating downgrades and economic slowdowns. Although U.S. lawmakers passed legislation to raise the federal debt ceiling, Standard & Poor’s Ratings Services lowered its long-term sovereign credit rating on the United States from “AAA” to “AA+” on August 5, 2011. The impact of this or any further downgrades to the U.S. government’s sovereign credit rating, or its perceived creditworthiness, and the impact of the current crisis in

Europe with respect to the ability of certain European Union countries to continue to service their sovereign debt obligations is inherently unpredictable and could adversely effect the U.S. and global financial markets and economic conditions. There can be no assurance that governmental or other measures to aid economic recovery will be effective. We anticipate that there may be yield compression as 2011 comes to an end, however, given our level of liquidity and pipeline, we believe that we are well positioned despite the uncertainty in the market. Continued adverse economic conditions could have a material adverse effect on our business, financial condition and results of operations.

We may acquire a portfolio of investments or sell a portion of our portfolio on an opportunistic basis. We, from time to time, engage in discussions with counterparties in respect of various potential transactions. Some of these transactions could be material to our business. Consummation of any such transaction will be subject to completion of due diligence finalization of key business and financial terms (including price) and negotiation of final definitive documentation as well as a number of other factors and conditions including, without limitation, the approval of our Board of Directors and required third party consents and, in certain cases, the approval of our stockholders. Accordingly, there can be no assurance that any such transaction would be consummated.

We periodically review and assess investment portfolio acquisition opportunities of target companies that would be accretive to us. In the future, we may determine to acquire such portfolios which could affect our liquidity position and necessitate our need to raise additional capital to fund our growth.

Commitments

In the normal course of business, we are party to financial instruments with off-balance sheet risk. These consist primarily of unfunded commitments to extend credit, in the form of loans, to our portfolio companies. Unfunded commitments to provide funds to portfolio companies are not reflected on our balance sheet. Our origination activity unfunded commitments may be significant from time to time. As of September 30, 2011, we had unfunded commitments of approximately $148.2 million. These commitments will be subject to the same underwriting and ongoing portfolio maintenance as are the on-balance sheet financial instruments that we hold. Since these commitments may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements. Closed commitments generally fund 70-80% of the committed amount in aggregate over the life of the commitment. We intend to use cash flow from normal and early principal repayments, SBA debentures, our Wells Facility, our Union Bank Facility and proceeds from Senior Secured Notes to fund these commitments. However, there can be no assurance that we will have sufficient capital available to fund these commitments as they come due.

In addition, we had approximately $136.0 million of non-binding term sheets outstanding with nine companies, which generally convert to contractual commitments within approximately 45 to 60 days of signing. Non-binding outstanding term from prior release are subject to completion of our due diligence and final approval process, as well as the negotiation of definitive documentation with the prospective portfolio companies. Not all non-binding term sheets are expected to close and do not necessarily represent future cash requirements.

Contractual Obligations

The following table shows our contractual obligations as of September 30, 2011:

	Payments due by period (in thousands)
Contractual Obligations(1)(2)	Total	Less than 1 year	1 - 3 years	3 - 5 years(3)	After 5 years(4)
Borrowings	$258,832	$—	$—	$70,082	$188,750
Operating Lease Obligations(5)	2,488	1,242	1,245	—	—

Total	$261,320	$1,242	$1,245	$70,082	$188,750

(1)	Excludes commitments to extend credit to our portfolio companies.
(2)	We also have warrant participation obligation with Citigroup. See “Borrowings.”
(3)	Represents the aggregate principal amount outstanding of the Convertible Senior Notes (as defined below) less the unaccreted discount initially recorded upon issuance of the Convertible Notes. The total unaccreted discount for the Convertible Senior Notes was $4,918 at September 30, 2011.
(4)	Borrowings under the SBA debentures
(5)	Long-term facility leases

Hercules and its executives and directors are covered by Directors and Officers Insurance, with the directors and officers being indemnified by Hercules to the maximum extent permitted by Maryland law subject to the restrictions in the 1940 Act.

Borrowings

Long-term SBA Debentures

On September 27, 2006, HT II received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and regulatory capital. Under the Small Business Investment Company Act and current SBA policy applicable to SBICs, a SBIC can have outstanding at any time SBA guaranteed debentures up to twice the amount of its regulatory capital. As of September 30, 2011, the maximum statutory limit on the dollar amount of outstanding SBA guaranteed debentures issued by a single SBIC is $150.0 million, subject to periodic adjustments by the SBA. HT II has a total of $125.0 million of SBA guaranteed debentures outstanding as of September 30, 2011 and has paid the SBA commitment fees of approximately $1.5 million. As of September 30, 2011, the Company held investments in HT II in 84 companies with a fair value of approximately $180.8 million, accounting for approximately 31.4% of our total portfolio at September 30, 2011.

On May 26, 2010, HT III received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and additional contributions to regulatory capital. With the Company’s net investment of $50.0 million in HT III as of September 30, 2011, HT III has the capacity to issue a total of $100.0 million of SBA guaranteed debentures, subject to SBA approval, of which $63.75 million was outstanding as of September 30, 2011. As of September 30, 2011, HT III has paid commitment fees of approximately $750,000. As of September 30, 2011, the Company held investments in HT III in 20 companies with a fair value of approximately $92.4 million accounting for approximately 16.0% of our total portfolio at September 30, 2011.

There is no assurance that HT II or HT III will be able to draw up to the maximum limit available under the SBIC program.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under present SBA regulations, eligible small businesses include businesses that have a tangible net worth not exceeding $18 million and have average annual fully taxed net income not exceeding $6.0 million for the two most recent fiscal years. In addition, SBICs must devote 25.0% of its investment activity to “smaller” concerns as defined by the SBA. A smaller concern is one that has a tangible net worth not exceeding $6.0 million and has average annual fully taxed net income not exceeding $2.0 million for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. Through its wholly-owned subsidiaries HT II and HT III, the Company plans to provide long-term loans to qualifying small businesses, and in connection therewith, make equity investments.

HT II and HT III are periodically examined and audited by the SBA’s staff to determine their compliance with SBA regulations. If HT II or HT III fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit HT II’s or HT III’s use of debentures, declare outstanding debentures immediately due and payable, and/or limit HT II or HT III from making new investments. In addition, HT II or HT III may also be limited in their ability to make distributions to the Company if they do not have sufficient capital in accordance with SBA regulations. Such actions by the SBA would, in turn, negatively affect the Company because HT II and III are the Company’s wholly owned subsidiaries. HT II and HT III were in compliance with the terms of the SBIC’s leverage as of September 30, 2011 as a result of having sufficient capital as defined under the SBA regulations. As of September 30, 2011, HT III could draw up to $36.25 million, respectively, of additional leverage from SBA.

The rates of borrowings under various draws from the SBA beginning in April 2007 are set semiannually in March and September and range from 2.88% to 5.73%. Interest payments on SBA debentures are payable semi-annually. There are no principal payments required on these issues prior to maturity and no prepayment penalties. Debentures under the SBA generally mature ten years after being borrowed. Based on the initial draw down date of April 2007, the initial maturity of SBA debentures will occur in April 2017. In addition, the SBA charges a fee that is set annually, depending on the Federal fiscal year the leverage commitment was delegated by the SBA, regardless of the date that the leverage was drawn by the SBIC. The annual fees related to HT II debentures that pooled on September 22, 2010 were 0.406% and 0.285%, depending upon the year the underlying commitment was closed in. The annual fee related to HT III debentures that pooled on September 21, 2011 was 0.285%. The annual fees on other debentures have been set at 0.906%. The average amount of debentures outstanding for the quarter ended September 30, 2011 for HT II was approximately $125.0 million with an average interest rate of approximately 5.0%. The average amount of debentures outstanding for the quarter ended September 30, 2011 for HT III was approximately $63.75 million with an average interest rate of approximately 3.5%.

Wells Facility

On August 25, 2008, Hercules, through a special purpose wholly-owned subsidiary, Hercules Funding II, LLC, entered into a two-year revolving senior secured credit facility with an optional one-year extension with total commitments of $50.0 million, with Wells Fargo Capital Finance as a lender and as an arranger and administrative agent (the “Wells Facility”). The Wells Facility has the capacity to increase to $300.0 million if additional lenders are added to the syndicate. The Wells Facility expired in August 2011.

Borrowings under the Wells Facility will generally bear interest at a rate per annum equal to LIBOR plus 3.25% or PRIME plus 2.0%, but not less than 5.0%. The Wells Facility is collateralized by debt investments in our portfolio companies, and includes an advance rate equal to 50% of eligible loans placed in the collateral pool. The Wells Facility generally requires payment of interest on a monthly basis. All outstanding principal is due upon maturity. We have paid a total of $1.1 million in structuring fees in connection with the Wells Facility which has been amortized through August 2011.

The Wells Facility includes various financial and operating covenants applicable to the Company and its subsidiaries, in addition to those applicable to Hercules Funding II, LLC. These covenants require us to maintain certain financial ratios and a minimum tangible net worth in an amount, when added to outstanding Subordinated Indebtedness, that is in excess of $314.0 million plus 90% of the cumulative amount of equity raised after March 31, 2011. In addition, the tangible net worth covenant will increase by 90 cents on the dollar for every dollar of equity capital subsequently raised by the Company. The Wells Facility provides for customary events of default, including, but not limited to, payment defaults, breach of representations or covenants, bankruptcy events and change of control. We were in compliance with all covenants at September 30, 2011.

On June 20, 2011, we renewed the Wells Facility. Under this three-year senior secured facility, Wells Fargo Capital Finance has made commitments of $75.0 million. Borrowings under the facility will generally bear interest at a rate per annum equal to LIBOR plus 3.50%, with a floor of 5.00% and an advance rate of 50% against eligible loans. The facility will be secured by loans in the borrowing base. The Wells Facility requires the monthly payment of a non-use fee of 0.3% for each payment date on or before September 1, 2011. The monthly payment of a non-use fee thereafter shall depend on the average balance that was outstanding on a scale between 0.0% and 0.75%. From September 1, 2011 through September 30, 2011, this non-use fee was 0.75%. The facility contains an accordion feature, in which we can increase the credit line up to an aggregate of $300.0 million, funded by additional lenders and with the agreement of Wells Fargo Capital Finance and subject to other customary conditions. We expect to continue discussions with various other potential lenders to join the new facility; however, there can be no assurances that additional lenders will join the new credit facility. This new arrangement replaced the previous $300.0 million Wells Facility under which Wells Fargo Capital Finance had committed $50.0 million in capital. On June 20, 2011 we paid an additional $1.1 million in structuring fees in connection with the Wells Facility which is being amortized through June 2014. There was no outstanding debt under the Wells Facility at September 30, 2011.

We anticipate incurring a non-use fee expense of approximately $200,000 or $0.005 per share per quarter until we borrow under the Wells Facility. In total, we expect the expense from the Convertible Senior Notes and facility fees to negatively impact earnings in the near term by approximately $1.5 million or $0.04 per quarter until any of the capital is deployed.

Union Bank Facility

On February 10, 2010, we entered a $20.0 million one-year revolving senior secured credit facility with Union Bank (the “Union Bank Facility”). Borrowings under the Union Bank Facility will generally bear interest at a rate per annum equal to LIBOR plus 2.25% with a floor of 4.0%, an advance rate of 50% against eligible loans, and secured by loans in the borrowing base. The Union Bank Facility required the payment of a non-use fee of 0.25% annually. The Union Bank Facility is collateralized by debt investments in our portfolio companies, and includes an advance rate equal to 50.0% of eligible loans placed in the collateral pool. The Union Bank Facility generally requires payment of interest on a monthly basis. All outstanding principal is due upon maturity. In February 2011, the maturity date of the facility was extended from May 1, 2011 to July 31, 2011. Union Bank Facility provides for customary events of default, including, but not limited to, payment defaults, breach of representations or covenants, bankruptcy events and change of control. We were in compliance with all covenants at September 30, 2011.

On June 7, 2011, we entered into an amendment to the Union Bank Facility which extended the borrowing termination date to September 30, 2011. The amendment to the Union Bank Facility also amends the maturity date of Union Bank’s $20.0 million commitment to mean the earliest of: (a) December 31, 2011; (b) the date on which Union Bank’s obligation to make loans is terminated and the obligations are declared to be due and payable or the commitment is terminated; or (c) the date of prepayment in full by the Company. There was no outstanding debt under the Union Bank Facility at September 30, 2011.

On November 2, 2011, we renewed and amended the Union Bank Facility. Union Bank and RBC Capital Markets have made commitments of $30.0 million and $25.0 million, respectively. The Union Bank Facility requires various financial and operating covenants. These covenants require us to maintain certain financial ratios and a minimum tangible net worth in an amount, when added to outstanding Subordinated Indebtedness, that is in excess of $314.0 million plus 90% of the amount of net cash proceeds received from the sale of common stock after March 31, 2011. The Union Bank Facility will mature on November 2, 2014, approximately three years from the date of issuance, revolving through the first 24 months with a term out provision for the remaining 12 months. The Union Bank Facility requires the payment of a non-use fee of 0.50% annually. The other terms of the Union Bank Facility generally remain unchanged, including the stated interest rate. The Union Bank Facility contains an accordion feature, in which we can increase the credit line up to an aggregate of $150.0 million, funded by additional lenders and with the agreement of Union Bank and subject to other customary conditions.

Convertible Senior Notes

In April 2011, we issued $75.0 million in aggregate principle amount of 6.00% convertible senior notes (the “Convertible Senior Notes”) due 2016. As of September 30, 2011, the carrying value of the Convertible Senior Notes, comprised of the aggregate principal amount outstanding less the unaccreted discount initially recorded upon issuance of the Convertible Senior Notes, is approximately $70.1 million.

The Convertible Senior Notes mature on April 15, 2016 (the “Maturity Date”), unless previously converted or repurchased in accordance with their terms. The Convertible Senior Notes bear interest at a rate of 6.00% per year payable semiannually in arrears on April 15 and October 15 of each year, commencing on October 15, 2011. The Convertible Senior Notes are our senior unsecured obligations and rank senior in right of payment to our existing and future indebtedness that is expressly subordinated in right of payment to the Convertible Senior Notes; equal in right of payment to our existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of our secured indebtedness (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.

Prior to the close of business on the business day immediately preceding October 15, 2015, holders may convert their Convertible Senior Notes only under certain circumstances set forth in the Indenture. On or after October 15, 2015 until the close of business on the scheduled trading day immediately preceding the Maturity Date, holders may convert their Convertible Senior Notes at any time. Upon conversion, we will pay or deliver, as the case may be, at our election, cash, shares of its common stock or a combination of cash and shares of its common stock. The conversion rate will initially be 84.0972 shares of common stock per $1,000 principal amount of Convertible Senior Notes (equivalent to an initial conversion price of approximately $11.89 per share of common stock). The conversion rate will be subject to adjustment in some events but will not be adjusted for any accrued and unpaid interest. In addition, if certain corporate events occur prior to the Maturity Date, the conversion rate will be increased for converting holders.

We may not redeem the Convertible Senior Notes prior to maturity. No sinking fund is provided for the Convertible Senior Notes. In addition, if certain corporate events occur, holders of the Convertible Senior Notes may require us to repurchase for cash all or part of their Convertible Senior Notes at a repurchase price equal to 100% of the principal amount of the Convertible Senior Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the required repurchase date.

In accounting for the Convertible Senior Notes, we estimated that the values of the debt and the embedded conversion feature of the Convertible Senior Notes were approximately 92.8% and 7.2%, respectively. The original issue discount of 7.2% attributable to the conversion feature of the Convertible Senior Notes has initially be recorded in “capital in excess of par value” in the consolidated statement of assets and liabilities. As a result, we record interest expense comprised of both stated interest expense as well as accretion of the original issue discount resulting in an estimated effective interest rate of approximately 7.9%.

As of September 30, 2011, the components of the carrying value of the Convertible Senior Notes were as follows:

(in thousands)	As of September 30, 2011
Principal amount of debt	$75,000
Original issue discount, net of accretion	(4,918)

Carrying value of debt	$70,082

For the three and nine months ended September 30, 2011, the components of interest expense and cash paid for interest expense for the Convertible Senior Notes were as follows:

	Three Months Ended September 30, 2011	Nine Months Ended September 30, 2011
(in thousands)
Stated interest expense	$1,125	$2,062
Accretion of original issue discount	270	496
Amortization of debt issuance cost	144	264

Total interest expense	$1,539	$2,822

Cash paid for interest expense	$—	$—

As of September 30, 2011, we are in compliance with the terms of the indentures governing the Convertible Senior Notes. See Note 4 to our consolidated financial statements for the three and nine months ended September 30, 2011 for more detail on the Convertible Senior Notes.

Citibank Credit Facility

We, through Hercules Funding Trust I, an affiliated statutory trust, had a securitized credit facility (the “Citibank Credit Facility”) with Citigroup Global Markets Realty Corp. During the first quarter of 2009, we paid off all remaining principal and interest owed under the Citibank Credit Facility. Citigroup has an equity participation right through a warrant participation agreement on the pool of loans and warrants collateralized under the Citibank Credit Facility. Pursuant to the warrant participation agreement, we granted to Citigroup a 10% participation in all warrants held as collateral. However, no additional warrants were included in collateral subsequent to the facility amendment on May 2, 2007. As a result, Citigroup is entitled to 10% of the realized gains on the warrants until the realized gains paid to Citigroup pursuant to the agreement equal $3,750,000 (the “Maximum Participation Limit”). The obligations under the warrant participation agreement continue even after the Citibank Credit Facility is terminated until the Maximum Participation Limit has been reached. The value of their participation right on unrealized gains in the related equity investments was approximately $727,000 as of September 30, 2011 and is included in accrued liabilities. There can be no assurances that the unrealized appreciation of the warrants will not be higher or lower in future periods due to fluctuations in the value of the warrants, thereby increasing or reducing the effect on the cost of borrowing. Since inception of the agreement, we have paid Citigroup approximately $1.1 million under the warrant participation agreement thereby reducing its realized gains by this amount. We will continue to pay Citigroup under the warrant participation agreement until the Maximum Participation Limit is reached or the warrants expire.

Outstanding Borrowings

At September 30, 2011 and December 31, 2010, we had the following borrowing capacity and outstanding borrowings:

	September 30, 2011		December 31, 2010
	Total Available	Carrying Value(1)	Total Available	Carrying Value(1)
Union Bank Facility	$20,000	$—	$20,000	$—
Wells Facility	75,000	—	50,000	—
Convertible Senior Notes(2)	75,000	70,082	—	—
SBA Debenture(3)	225,000	188,750	225,000	170,000

Total	$395,000	$258,832	$295,000	$170,000

(1)	Except for the Convertible Senior Notes (as defined above), all carrying values are the same as the principal amount outstanding.

(2)

Represents the aggregate principal amount outstanding of the Convertible Senior Notes (as defined above) less the unaccreted discount initially recorded upon issuance of the Convertible Notes. The total unaccreted discount for the Convertible Senior Notes was $4,918 at September 30, 2011.

(3)	The Company has the ability to borrow an additional $36.3 million subject to SBA approval and compliance with SBIC regulations for which they have received a commitment.

Dividends

The following table summarizes our dividends declared and paid or to be paid on all shares, including restricted stock, to date:

Date Declared	Record Date	Payment Date	Amount Per Share
October 27, 2005	November 1, 2005	November 17, 2005	$0.025
December 9, 2005	January 6, 2006	January 27, 2006	0.300
April 3, 2006	April 10, 2006	May 5, 2006	0.300
July 19, 2006	July 31, 2006	August 28, 2006	0.300
October 16, 2006	November 6, 2006	December 1, 2006	0.300
February 7, 2007	February 19, 2007	March 19, 2007	0.300
May 3, 2007	May 16, 2007	June 18, 2007	0.300
August 2, 2007	August 16, 2007	September 17, 2007	0.300
November 1, 2007	November 16, 2007	December 17, 2007	0.300
February 7, 2008	February 15, 2008	March 17, 2008	0.300
May 8, 2008	May 16, 2008	June 16, 2008	0.340
August 7, 2008	August 15, 2008	September 19, 2008	0.340
November 6, 2008	November 14, 2008	December 15, 2008	0.340
February 12, 2009	February 23, 2009	March 30, 2009	0.320	*
May 7, 2009	May 15, 2009	June 15, 2009	0.300
August 6, 2009	August 14, 2009	September 14, 2009	0.300
October 15, 2009	October 20, 2009	November 23, 2009	0.300
December 16, 2009	December 24, 2009	December 30, 2009	0.040
February 11, 2010	February 19, 2010	March 19, 2010	0.200
May 3, 2010	May 12, 2010	June 18, 2010	0.200
August 2, 2010	August 12, 2010	September 17, 2010	0.200
November 4, 2010	November 10, 2010	December 17, 2010	0.200
March 1, 2011	March 10, 2011	March 24, 2011	0.220
May 5, 2011	May 11, 2011	June 23, 2011	0.220
August 4, 2011	August 15, 2011	September 15, 2011	0.220
November 3, 2011	November 14, 2011	November 29, 2011	0.220

			$6.685

*	Dividend paid in cash and stock.

On November 3, 2011, the Board of Directors announced a cash dividend of $0.22 per share to be paid on November 29, 2011 to shareholders of record as of November 14, 2011. This dividend is the Company’s twenty-fifth consecutive quarterly dividend declaration since its initial public offering, and will bring the total cumulative dividend declared to date to $6.69 per share.

Our Board of Directors maintains a variable dividend policy with the objective of distributing four quarterly distributions in an amount that approximates 90 - 100% of our taxable quarterly income or potential annual income for a particular year. In addition, at the end of the year, we may also pay an additional special dividend or fifth dividend, such that we may distribute approximately all of our annual taxable income in the year it was earned, while maintaining the option to spill over our excess taxable income.

Distributions in excess of our current and accumulated earnings and profits would generally be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. The determination of the tax attributes of our distributions is made annually as of the end of our fiscal year based upon our taxable income for the full year and distributions paid for the full year, therefore a determination made on a quarterly basis may not be representative of the tax attributes of our 2011 distributions to stockholders. If we had determined the tax attributes of our distributions year-to-date as of September 30, 2011, approximately 97% would be from ordinary income and spillover earnings from 2010, and 3% would be a return of capital.

We intend to distribute quarterly dividends to our stockholders. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one year period ending on October 31 of the calendar year, and (3) any ordinary income and net capital gains for the preceding year that were not distributed during such year. We will not be subject to excise taxes on amounts on which we are required to pay corporate income tax (such as retained net capital gains). In order to obtain the tax benefits applicable to RICs, we will be required to distribute to our stockholders with respect to each taxable year at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses.

We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Regulation” in the accompanying prospectus.

We maintain an “opt-out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, cash dividends will be automatically reinvested in additional shares of our common stock unless the stockholder specifically “opts out” of the dividend reinvestment plan and chooses to receive cash dividends. See “Dividend Reinvestment Plan” in the accompanying prospectus.

Our ability to make distributions will be limited by the asset coverage requirements under the 1940 Act.

Critical Accounting Policies

The preparation of consolidated financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and revenues and expenses during the period reported. On an ongoing basis, our management evaluates its estimates and assumptions, which are based on historical experience and on various other assumptions that we believe to be reasonable under the circumstances. Actual results could differ from those estimates. Changes in our estimates and assumptions could materially impact our results of operations and financial condition.

Valuation of Portfolio Investments. The most significant estimate inherent in the preparation of our consolidated financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded.

Our investments are carried at fair value in accordance with the 1940 Act and Accounting Standards Codification (“ASC”) topic 820 Fair Value Measurements and Disclosures, (formerly known as SFAS No. 157, Fair Value Measurements). At September 30, 2011, approximately 83.7% of the Company’s total assets represented investments in portfolio companies that are valued at fair value by the Board of Directors. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the Board of Directors. Our debt securities are primarily invested in equity sponsored technology-related companies including life science, clean technology and select lower middle market technology companies. Given the nature of lending to these types of businesses, our investments in these portfolio companies are generally considered Level 3 assets under ASC 820 because there is no known or accessible market or market indexes for these investment securities to be traded or exchanged. As such, it values substantially all of its investments at fair value as determined in good faith pursuant to a consistent valuation policy and our Board of Directors in accordance with the provisions of ASC 820 and the 1940 Act. Due to the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by our Board may differ significantly from the value that would have been used had a readily available market existed for such investments, and the differences could be material.

Our Board of Directors may from time to time engage an independent valuation firm to provide us with valuation assistance with respect to certain of our portfolio investments on a quarterly basis. We intend to continue to engage an independent valuation firm to provide us with assistance regarding our determination of the fair value of selected portfolio investments each quarter unless directed by the Board of Directors to cancel such valuation services. The scope of the services rendered by an independent valuation firm is at the discretion of the Board of Directors. Our Board of Directors is ultimately and solely responsible for determining the fair value of our investments in good faith.

With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our Board of Directors has approved a multi-step valuation process each quarter, as described below:

(1) our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment;

(2) preliminary valuation conclusions are then documented and discussed with our investment committee;

(3) the valuation committee of the Board of Directors reviews the preliminary valuation of the investment committee and that of the independent valuation firm and responds to the valuation recommendation of the independent valuation firm to reflect any comments, if any, and

(4) the Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of, where applicable, the respective independent valuation firm and the valuation committee.

We adopted ASC 820 on January 1, 2008. ASC 820 establishes a framework for measuring the fair value of the assets and liabilities and outlines a fair value hierarchy which prioritizes the inputs used to measure fair value and the effect of fair value measures on earnings. ASC 820 also enhances disclosure requirements for fair value measurements based on the level within the hierarchy of the information used in the valuation. ASC 820 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value but does not expand the use of fair value in any new circumstances. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

We have categorized all investments recorded at fair value in accordance with ASC 820 based upon the level of judgment associated with the inputs used to measure their fair value. Hierarchical levels, defined by ASC 820 and directly related to the amount of subjectivity associated with the inputs to fair valuation of these assets and liabilities, are as follows:

Level 1—Inputs are unadjusted, quoted prices in active markets for identical assets at the measurement date. The types of assets carried at Level 1 fair value generally are equities listed in active markets.

Level 2—Inputs (other than quoted prices included in Level 1) are either directly or indirectly observable for the asset in connection with market data at the measurement date and for the extent of the instrument’s anticipated life. Fair valued assets that are generally included in this category are warrants held in a public company.

Level 3—Inputs reflect management’s best estimate of what market participants would use in pricing the asset at the measurement date. It includes prices or valuations that require inputs that are both significant to the fair value measurement and unobservable. Generally, assets carried at fair value and included in this category are the debt investments and warrants and equities held in a private company.

Debt Investments

We follow the guidance set forth in ASC 820 which establishes a framework for measuring the fair value of assets and liabilities and outlines a fair value hierarchy which prioritizes the inputs used to measure fair value and the effect of fair value measures on earnings. Our debt securities are primarily invested in equity sponsored technology, life science and clean technology companies. Given the nature of lending to these types of businesses, our investments in these portfolio companies are considered Level 3 assets under ASC 820 because there is no known or accessible market or market indexes for these investment securities to be traded or exchanged.

We apply a procedure that assumes a sale of investment in a hypothetical market to a hypothetical market participant where buyers and sellers are willing participants. The hypothetical market does not include scenarios where the underlying security was simply repaid or extinguished, but includes an exit concept. Under this process, we also evaluate the collateral for recoverability of the debt investments as well as apply all of its historical fair value analysis. We use pricing on recently issued comparable debt securities to determine the baseline hypothetical market yields as of the measurement date. We consider each portfolio company’s credit rating, security liens and other characteristics of the investment to adjust the baseline yield to derive a hypothetical yield for each investment as of the measurement date. The anticipated future cash flows from each investment are then discounted at the hypothetical yield to estimate each investment’s fair value as of the measurement date.

Our process includes, among other things, the underlying investment performance, the current portfolio company’s financial condition and market changing events that impact valuation, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date. If there is a significant deterioration of the credit quality of a debt investment, we may consider other factors than those a hypothetical market participant would use to estimate fair value, including the proceeds that would be received in a liquidation analysis.

We record unrealized depreciation on investments when it believes that an investment has decreased in value, including where collection of a loan is doubtful or if under the in exchange premise when the value of a debt security were to be less than amortized cost of the investment. Conversely, where appropriate, we record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and, therefore, that our investment has also appreciated in value or if under the in exchange premise the value of a debt security were to be greater than amortized cost.

When originating a debt instrument, we generally receive warrants or other equity-related securities from the borrower. We determine the cost basis of the warrants or other equity-related securities received based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt and warrants or other equity-related securities received. Any resulting discount on the loan from recordation of the warrant or other equity instruments is accreted into interest income over the life of the loan.

Equity-Related Securities and Warrants

Securities that are traded in the over-the-counter markets or on a stock exchange will be valued at the prevailing bid price at period end. We have a limited number of equity securities in public companies. In accordance with the 1940 Act, unrestricted publicly traded securities for which market quotations are readily available are valued at the closing market quote on the valuation date.

We estimate the fair value of warrants using a Black Scholes pricing model. At each reporting date, privately held warrant and equity related securities are valued based on an analysis of various factors including, but not limited to, the portfolio company’s operating performance and financial condition and general market conditions, price to enterprise value or price to equity ratios, discounted cash flow, valuation comparisons to comparable public companies or other industry benchmarks. When an external event occurs, such as a purchase transaction, public offering, or subsequent equity sale, the pricing indicated by that external event is utilized to corroborate our valuation of the warrant and equity related. We periodically review the valuation of our portfolio companies that have not been involved in a qualifying external event to determine if the enterprise value of the portfolio company may have increased or decreased since the last valuation measurement date.

Income Recognition.

We record interest income on the accrual basis and we recognize it as earned in accordance with the contractual terms of the loan agreement to the extent that such amounts are expected to be collected. Original Issue Discount (“OID”) initially represents the value of detachable equity warrants obtained in conjunction with the acquisition of debt securities and is accreted into interest income over the term of the loan as a yield enhancement. When a loan becomes 90 days or more past due, or if management otherwise does not expect the portfolio company to be able to service its debt and other obligations, we will generally place the loan on non-accrual status and cease recognizing interest income on that loan until all principal has been paid. Any uncollected interest related to prior periods is reversed from income in the period that collection of the interest receivable is determined to be doubtful. However, we may make exceptions to this policy if the investment has sufficient collateral value and is in the process of collection. As of September 30, 2011, we had one portfolio company on non-accrual status with a fair value of zero. There were two loans on non-accrual status with a fair value of approximately $4.0 million as of December 31, 2010. During the three months ended March 31, 2011 we wrote off our warrant, equity and debt investments in one of these portfolio companies for a realized loss of approximately $5.2 million.

Paid-In-Kind and End of Term Income.

Contractual paid-in-kind (“PIK”) interest, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term, is generally recorded on the accrual basis to the extent such amounts are expected to be collected. We will generally cease accruing PIK interest if there is insufficient value to support the accrual or we do not expect the portfolio company to be able to pay all principal and interest due. In addition, we may also be entitled to an end-of-term payment that we amortize into income over the life of the loan. To maintain our status as a RIC, PIK and end-of-term income must be paid out to stockholders in the form of dividends even though we have not yet collected the cash. Amounts necessary to pay these dividends may come from available cash or the liquidation of certain investments. The Company recorded approximately $285,000 and $1.4 million in PIK income in the three and nine-month periods ended September 30, 2011, respectively. The Company recorded approximately $552,000 and $1.7 million in the same periods ended September 30, 2010, respectively.

Fee Income.

Fee income, generally collected in advance, includes loan commitment and facility fees for due diligence and structuring, as well as fees for transaction services and management services rendered by us to portfolio companies and other third parties. Loan and commitment fees are amortized into income over the contractual life of the loan. Management fees are generally recognized as income when the services are rendered. Loan origination fees are capitalized and then amortized into interest income using the effective interest rate method. In certain loan arrangements, warrants or other equity interests are received from the borrower as additional origination fees.

We recognize nonrecurring fees amortized over the remaining term of the loan commencing in the quarter relating to specific loan modifications. Certain fees may still be recognized as one-time fees, including prepayment penalties, fees related to select covenant default waiver fees and acceleration of previously deferred loan fees and original issue discount (OID) related to early loan pay-off or material modification of the specific debt outstanding.

Equity Offering Expenses

Our offering costs, excluding underwriter’s fees, are charged against the proceeds from equity offerings when received.

Debt Issuance Costs

Debt issuance costs are being amortized over the life of the related debt instrument using the straight line method, which closely approximates the effective yield method.

Stock-Based Compensation.

We have issued and may, from time to time, issue additional stock options and restricted stock to employees under our 2004 Equity Incentive Plan and Board members under our 2006 Equity Incentive Plan. We follow ASC 718, formally known as FAS 123R “Share-Based Payments” to account for stock options granted. Under ASC 718, compensation expense associated with stock-based compensation is measured at the grant date based on the fair value of the award and is recognized.

Federal Income Taxes.

We intend to operate so as to qualify to be taxed as a RIC under Subchapter M of the Code and, as such, will not be subject to federal income tax on the portion of our taxable income and gains distributed to stockholders. To qualify as a RIC, we are required to distribute at least 90% of our investment company taxable income, as defined by the Code. We are subject to a non-deductible federal excise tax if we do not distribute at least 98% of our taxable income and 98.2% of our capital gain net income for each one year period ending on October 31. At December 31, 2010 and 2009, no excise tax was recorded. At December 31, 2008, we recorded a liability for excise tax of approximately $203,000 on income and capital gains of approximately $5.0 million which was distributed in 2009. Because federal income tax regulations differ from accounting principles generally accepted in the United States, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statement to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Recent Accounting Pronouncements

In January 2010, the FASB issued ASU No. 2010-06, Fair Value Measurements and Disclosures (“ASU 2010-06”), which amends ASC 820 and requires additional disclosure related to recurring and nonrecurring fair value measurements with respect to transfers in and out of Levels 1 and 2 and activity in Level 3 fair value measurements. The update also clarifies existing disclosure requirements related to the level of disaggregation and disclosure about inputs and valuation techniques. ASU 2010-06 is effective for interim and annual periods beginning after December 15, 2009 except for disclosures related to activity in Level 3 fair value measurements which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The Company adopted the requirements of ASU-2010-06 in the fourth quarter of 2009 and its adoption did not have a material effect on our consolidated financial statements.

In May 2011, the FASB issued Accounting Standards Update No. 2011-04—Fair Value Measurement: Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS, or ASU 2011-04. ASU 2011-04 clarifies the application of existing fair value measurement and disclosure requirements, changes the application of some requirements for measuring fair value and requires additional disclosure for fair value measurements. The highest and best use valuation premise is only applicable to non-financial assets. In addition, the disclosure requirements are expanded to include for fair value measurements categorized in Level 3 of the fair value hierarchy: (1) a quantitative disclosure of the unobservable inputs and assumptions used in the measurement; (2) a description of the valuation processes in place; and (3) a narrative description of the sensitivity of the fair value to changes in unobservable inputs and interrelationships between those inputs. ASU 2011-04 is effective for interim and annual periods beginning after December 15, 2011, for public entities. We are evaluating the impact that our adoption of this update may have on our financial position or results of operations.

Subsequent Events

Closed and Pending Commitments

As of November 3, 2011, we have closed commitments of approximately $45.0 million to new and existing portfolio companies, and funded approximately $30.0 million since the close of the third quarter. In addition, we have pending commitments (signed term sheets) of approximately $129.0 million.

The table below summarizes our year-to-date closed and pending commitments as follows:

2011 Closed Commitments and Pending Commitments (in millions)
January 1 – September 30 Closed Commitments	$465.0
Q4-11 Closed Commitments (as of November 3, 2011)	$45.0

Total year to date 2011 Closed Commitments(a)	$510.0

Pending Commitments (as November 3, 2011)(b)	$129.0

Total year to date	$639.0

A.	Not all Closed Commitments result in future cash requirements. Commitments generally fund over the two succeeding quarters from close.
B.	Not all Pending Commitments (signed non-binding term sheets) are expected to close and do not necessarily represent any future cash requirements.

Portfolio Company Developments

In October 2011, Hercules’ portfolio company LaboPharm, Inc. was acquired by Paladin Labs resulting in the full repayment of Hercules’ debt of approximately $12.0 million and the cancellation of the remaining warrants.

Company Developments

In October 2011, Hercules announced the opening of its new office in McLean, Virginia, thereby expanding to the Mid-Atlantic and South-Atlantic regions where the Company was previously under represented.

On November 2, 2011, the Company renewed and amended the Union Bank Facility. The Union Bank Facility will mature on November 2, 2014, revolving through the first 24 months with a term out provision for the remaining 12 months. The Union Bank Facility requires the payment of a non-use fee of 0.50% annually. The other terms of the Union Bank Facility generally remain unchanged, including the stated interest rate.

Disclosure Controls and Procedures

As of the end of the quarter ended September 30, 2011, the Company carried out an evaluation, under the supervision and with the participation of its management, including its Chief Executive Officer (principal executive officer) and Chief Financial Officer (principal financial officer), of the effectiveness of the design and operation of these disclosure controls and procedures, as such term is defined in Exchange Act Rules 13a-15(e) and 15d-15(e). Based on this evaluation, the Chief Executive Officer (principal executive officer) and Chief Financial Officer (principal financial officer) have concluded our current disclosure controls and procedures were not effective in timely alerting them of material information relating to the Company that is required to be disclosed by us in the reports we file or submit under the Securities Exchange Act of 1934 as of September 30, 2011 because of the continuing remediation efforts discussed below.

Changes in Internal Control Over Financial Reporting

As described in the accompanying prospectus, management identified remedial steps that were implemented with respect to disclosed material weaknesses. In light of these material weaknesses, the Company refined its procedures to ensure its financial statements were prepared in accordance with generally accepted accounting principles. The status of the remediation efforts, as discussed below, was regularly reviewed with management and the Company’s Audit Committee of the Board of Directors. The Audit Committee was advised of issues encountered and key decisions reached by management relating to the remediation efforts. Accordingly, management believes that the financial statements included in this prospectus present fairly in all material respects the Company’s financial condition, results of operations and cash flows for the periods presented.

During the three month period ended December 31, 2010, and in connection with the year-end audit process, the Company corrected the valuation process to refine its application of ASC 820. The Company applied a new procedure that assumes a sale of an investment in a hypothetical market to a hypothetical market participant where buyers and sellers are willing participants. The hypothetical market does not include scenarios where the underlying security was simply repaid or extinguished, but includes an exit concept. Under the new process, the Company has continued to evaluate the collateral for recoverability of the debt investments as well as apply all of its historical fair value analysis. The Company uses pricing on recently issued comparable debt securities to determine the baseline hypothetical market yields as of the measurement date. The Company considers each portfolio company’s credit rating, security liens and other characteristics of the investment to adjust the baseline yield to derive a hypothetical yield for each investment. The anticipated future cash flows from each investment are then discounted at the hypothetical yield to estimate each investment’s fair value as of the measurement date. The Company has completed its evaluation and testing of these additional processes. During the three months ended March 31, 2011, management evaluated the remedial action, assessed the operating effectiveness of the remediated controls and concluded that it has remediated the material weakness described above.

In connection with the preparation of the Company’s Consolidated Financial Statements for the three-month period ended March 31, 2011, the Company identified a material weakness in its internal control over financial reporting. A material weakness is a deficiency, or combination of control deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of the registrant’s annual or interim financial statements will not be prevented or detected on a timely basis. In particular, management became aware of matters where existing controls did not operate effectively to detect manual input errors in calculations used to derive the fair value of some investment portfolio holdings as of the measurement date, thereby impacting reported amounts with respect to investments and net increase (decrease) in unrealized appreciation on investments. This control deficiency could result in misstatements of the aforementioned accounts and disclosures that would result in a material misstatement of the consolidated financial statements that would not be prevented or detected. Because of this material weakness, management concluded that the Company did not maintain effective control over financial reporting as of March 31, 2011. The Company designed and implemented its remediation efforts, as outlined below, to address the material weakness identified as of March 31, 2011 and to strengthen its internal control over financial reporting. Beginning in the second quarter of 2011, the Company has implemented the following remediation steps to address the material weakness as it relates to manual input errors in calculations used and to improve its internal control over financial reporting:

•	adding additional layers of review to ensure accuracy, existence and completeness of the number of equity security holdings as of the measurement date;

•	adding additional review steps, particularly surrounding any manually input data, in the calculations used to support the fair value of investments as of the measurement date; and

•	seeking to recruit additional experienced professionals to augment and upgrade its financial staff to address issues of timeliness and completeness in financial reporting.

As of September 30, 2011, management believes it has placed in operation controls to address the material weakness, however given the timing of certain remediation activities there was not sufficient evidence to conclude upon their sustained effectiveness. As a result, during 2011, management continued to monitor and test the controls that have been implemented to ensure sustained effectiveness and will further remediate should any evidence of ineffectiveness be found.

The Audit Committee has directed management to monitor and test the controls implemented and develop additional controls should any of these new controls require further enhancement. In addition, under the direction of the Audit Committee, management will continue to review and make necessary changes to the overall design of the Company’s internal control environment, as well as policies and procedures to improve the overall effectiveness of internal control over financial reporting.

Management believes the measures described above and others that will be implemented as necessary will remediate the control deficiencies the Company has identified and strengthen its internal control over financial reporting. Management is committed to continuous improvement of the Company’s internal control processes and will continue to diligently review the Company’s financial reporting controls and procedures. As management continues to evaluate and work to improve internal control over financial reporting, the Company may determine to take additional measures to address control deficiencies or to determine to modify, or in appropriate circumstances not to complete, certain of the remediation measures described above.

Quantitative and Qualitative Disclosures About Market Risk

We are subject to financial market risks, including changes in interest rates. Interest rate risk is defined as the sensitivity of our current and future earnings to interest rate volatility, variability of spread relationships, the difference in re-pricing intervals between our assets and liabilities and the effect that interest rates may have on our cash flows. Changes in the general level of interest rates can affect our net investment income, which is the difference between the interest income earned on interest earning assets and our interest expense incurred in connection with our interest bearing debt and liabilities. Changes in interest rates can also affect, among other things, our ability to acquire and originate loans and securities and the value of our investment portfolio.

As of September 30, 2011, approximately 91.1% of our portfolio loans were at variable rates or variable rates with a floor and 8.9% of our loans were at fixed rates. Over time additional investments may be at variable rates. We do not currently engage in any hedging activities. However, we may, in the future, hedge against interest rate fluctuations by using standard hedging instruments such as futures, options, and forward contracts. While hedging activities may insulate us against changes in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to our borrowed funds and higher interest rates with respect to our portfolio of investments. Interest rates on our borrowings are based primarily on LIBOR. Borrowings under our SBA program are fixed at the ten year treasury rate every March and September for borrowings of the preceding six months. Borrowings under the program are charged interest based on ten year treasury rates plus a spread and the rates are generally set for a pool of debentures issued by the SBA in six-month periods. The rates of borrowings under the various draws from the SBA beginning in April 2007 and set semiannually in March and September range from 2.88% to 5.73%. In addition, the SBA charges a fee that is set annually, depending on the Federal fiscal year the leverage commitment was delegated by the SBA, regardless of the date that the leverage was drawn by the SBIC. The annual fee related to HT III debentures that pooled on September 21, 2011 was 0.285%. The annual fees related to HT II debentures that pooled on September 22, 2010 were 0.406% and 0.285%, depending upon the year the underlying commitment was closed in. The annual fees on other debentures have been set at 0.906%. The average amount of debentures outstanding for the quarter ended September 30, 2011 for HT II was approximately $125.0 million with an average interest rate of approximately 5.0%, and for HT III was approximately $63.75 million with an average interest rate of approximately 3.5%. Interest is payable semiannually and there are no principal payments required on these issues prior to maturity. Debentures under the SBA generally mature ten years after being borrowed. Based on the initial draw down date of April 2007, the initial maturity of SBA debentures will occur in April 2017.

Borrowings under the Wells Facility will generally bear interest at a rate per annum equal to LIBOR plus 3.50% with a floor of 5.0%. The Wells Facility is collateralized by debt investment in our portfolio companies, and includes an advance rate equal to 50% of eligible loans placed in the collateral pool. The Wells Facility generally requires payment of interest on a monthly basis. The Wells Facility requires the monthly payment of a non-use fee of 0.3% for each payment date on or before September 1, 2011. From September 1, 2011 through September 30, 2011, this non-use fee was 0.75%. The monthly payment of a non-use fee thereafter shall depend on the average balance that was outstanding on a scale between 0.0% and 0.75%. All outstanding principal is due upon maturity. There were no borrowings outstanding under this facility at September 30, 2011. The facility expires in June 2014.

Borrowings under the Union Bank Facility will generally bear interest at a rate per annum equal to LIBOR plus 2.25% with a floor of 4.0%. The Union Bank Facility required the payment of an unused fee of 0.25% annually. The Union Bank Facility is collateralized by debt investments in our portfolio companies, and includes an advance rate equal to 50% of eligible loans placed in the collateral pool. The Union Bank Facility generally requires payment of interest on a monthly basis. All outstanding principal is due upon maturity. There were no outstanding borrowings under this facility at September 30, 2011. In June 2011, the maturity date under the credit facility was extended from July 31, 2011 to December 31, 2011, subject to the same terms and conditions. On November 2, 2011, we renewed and amended the Union Bank Facility. The Union Bank Facility requires the payment of a non-use fee of 0.50% annually. The other terms of the Union Bank Facility generally remain unchanged, including the stated interest rate. The Union Bank Facility will mature on November 2, 2014, revolving through the first 24 months with a term out provision for the remaining 12 months.

Borrowings under the Convertible Senior Notes mature on April 15, 2016 (the “Maturity Date”), unless previously converted or repurchased in accordance with their terms. The Convertible Senior Notes bear interest at a rate of 6.00% per year payable semiannually in arrears on April 15 and October 15 of each year, commencing on October 15, 2011. The Convertible Senior Notes are our senior unsecured obligations and rank senior in right of payment to the our existing and future indebtedness that is expressly subordinated in right of payment to the Convertible Senior Notes; equal in right of payment to our existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of our secured indebtedness (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.

Because we currently borrow, and plan to borrow in the future, money to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest the funds borrowed. Accordingly, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income if there is not a corresponding increase in interest income generated by variable rate assets in our investment portfolio.

UNDERWRITING

Under the terms and subject to the conditions contained in an underwriting agreement dated January 19, 2012, we have agreed to sell to Citigroup Global Markets Inc., the sole underwriter, and Citigroup Global Markets Inc. has agreed to purchase 5,000,000 shares of common stock at a price of $9.61 per share.

The underwriting agreement provides that the underwriter is obligated to purchase all of the shares of common stock in the offering if any are purchased, other than those shares covered by the over-allotment option described below subject to certain conditions precedent.

The underwriter proposes to offer the shares of common stock offered hereby from time to time for sale in one or more transactions on the Nasdaq Global Select Market, in the over-the-counter-market, through negotiated transactions or otherwise at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices, subject to receipt and acceptance by the underwriter and subject to the underwriter’s right to reject any order in whole or in part. The underwriter may effect such transactions by selling the shares of common stock to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriter and/or purchasers of shares of common stock for whom they may act as agents or to whom they may sell as principal. The difference between the price at which the underwriter purchases shares and the price at which the underwriter resells such shares, which may include a commission equivalent of up to $0.05 per share, may be deemed underwriting compensation.

We have granted to the underwriter a 30-day option to purchase on a pro rata basis up to 750,000 additional shares at a price of $9.61 per share. The option may be exercised only to cover any over allotments of common stock.

We expect that our expenses for this offering will be approximately $300,000.

We have agreed to indemnify the underwriter against certain liabilities, including liabilities under the Securities Act of 1933, or contribute to payments that the underwriter may be required to make in that respect.

We have agreed that we will not directly or indirectly sell, offer to sell, enter into any agreement to sell, or otherwise dispose of, any equity or equity related securities of the Company or securities convertible into such securities, without the prior written consent of Citigroup Global Markets Inc. for a period of 45 days after the date of this prospectus, except issuances of common stock pursuant to any employee or director compensation, dividend reinvestment, savings, or benefit plan, or distributions to the Company’s directors upon that individual’s election to receive shares of the company’s common stock in lieu of a cash retainer. However, in the event that either (1) during the last 17 days of the “lock-up” period, we release earnings results or material news or a material event relating to us occurs or (2) prior to the expiration of the “lock-up” period, we announce that we will release earnings results during the 16-day period beginning on the last day of the “lock-up” period, then in either case the expiration of the “lock-up” will be extended until the expiration of the 18-day period beginning on the date of the release of the earnings results or the occurrence of the material news or event, as applicable.

Our directors and senior executive officers have agreed that during the 45 days after the date of this prospectus supplement, subject to certain exceptions, they will not, without the prior written consent of Citigroup Global Markets Inc., offer to sell, contract to sell, or otherwise sell, dispose of, loan, pledge or grant any rights with respect to (collectively, a “Disposition”), any shares of our common stock, any options or warrants to purchase any shares of our common stock or any securities convertible into or redeemable or exchangeable for shares of our common stock now owned or hereafter acquired directly by such person or with respect to which such person has or hereafter acquires the power of disposition. The foregoing restriction has been expressly agreed to preclude the holder of such securities from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a Disposition of securities during the “lock-up” period, even if such securities would be disposed of by someone other than the holder. Such prohibited hedging or other transactions would include, without limitation, any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any securities. Notwithstanding the foregoing, if (i) during the last 17 days of the “lock-up” period, the Company issues an earnings release or material news or a material event relating to the Company occurs or (ii) prior to the expiration of the “lock-up” period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the “lock-up” period, the foregoing restrictions shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. These lock-up agreements will cover approximately 4,395,963 shares of our outstanding common stock and shares underlying warrants in the aggregate. These agreements will not cover shares acquired in connection with the participation in the Company’s dividend reinvestment plan, shares acquired upon the exercise of stock options pursuant to the Company’s stock option plan, pledges of securities in connection with their purchase upon the exercise of employee stock options following termination of employment with the Company, the sale of shares in connection with net issuances of shares to satisfy tax withholding obligations related to the vesting of shares of restricted stock or the exercise of stock options to purchase shares of the Company’s common stock that were granted pursuant to the Company’s equity compensation plans, or the exercise or conversion of any security into shares of our common stock so long as the shares received remain subject to the “lock-up.” The agreements also exclude dispositions (i) as a bona fide gift or gifts, (ii) as a distribution to partners or shareholders of such person (or in the case of a trust, to the beneficiaries thereof), (iii) to any corporation controlled by the transferor, (iv) to any trust for the direct or indirect benefit of the transferor or their immediate family, provided that such transfer does not involve a disposition for value other than for the benefit of the transferor’s immediate family, and (v) charitable dispositions of securities that do not involve a disposition for value, provided that in each case (i)-(v) the recipient agrees in writing to be bound by the restrictions of the “lock-up.” Citigroup Global Markets Inc. may, in its sole discretion, allow any of these parties to dispose of common stock or other securities prior to the expiration of the 45 day period. There are, however, no agreements between Citigroup Global Markets Inc. and the parties that would allow them to do so as of the date of this prospectus supplement.

The underwriter does not intend to confirm sales to any account over which it exercises discretionary authority.

Until the distribution of the common stock is completed, rules of the Securities and Exchange Commission may limit the ability of the underwriter and certain selling group members to bid for and purchase the common stock. As an exception to these rules, the underwriter is permitted to engage in certain transactions that stabilize, maintain or otherwise affect the price of the common stock.

In connection with this offering, the underwriter may engage in stabilizing transactions, over-allotment transactions, syndicate covering transactions, penalty and market making bids in accordance with Regulation M under the Securities Act of 1934.

•	Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum.

•

Over-allotment transactions involve sales by the underwriter of the shares of common stock in excess of the number of shares the underwriter is obligated to purchase, which creates a syndicate short position. The short position may be either a covered short position or a naked short position. In a covered short position, the number of shares over-allotted by the underwriters is not greater than the number of shares that they may purchase in the over allotment option. In a naked short position, the number of shares involved is greater than the number of shares in the over allotment option. The underwriters may close out any covered short position by either exercising its over allotment option and/or purchasing shares in the open market.

•

Syndicate covering transactions involve purchases of the shares of common stock in the open market after the distribution has been completed in order to cover syndicate short positions. In determining the source of shares to close out the short position, the underwriter will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which it may purchase shares through the over allotment option. If the underwriter sells more shares than could be covered by the over allotment option, a naked short position, the position can only be closed out by buying shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there could be downward pressure on the price of the shares in the open market after pricing that could adversely affect investors who purchase in the offering.

•

Penalty bids permit representatives to reclaim a selling concession from a syndicate member when the shares of common stock originally sold by the syndicate member are purchased in a stabilizing or syndicate covering transaction to cover syndicate short positions.

•

In passive market making, market makers in the common stock who are underwriters or prospective underwriters may, subject to limitations, make bids for or purchases of our common stock until the time, if any, at which a stabilizing bid is made.

These stabilizing transactions, syndicate covering transactions and penalty bids may have the effect of raising or maintaining the market price of our common stock or preventing or retarding a decline in the market price of the common stock. As a result the price of our common stock may be higher than the price that might otherwise exist in the open market. These transactions may be effected on the NASDAQ Global Select Market or otherwise and, if commenced may be discontinued at any time.

The underwriter will deliver an accompanying prospectus and prospectus supplement to all purchasers of shares of common stock in the short sales. The purchases of shares of common stock in short sales are entitled to the same remedies under the federal securities laws as any other purchaser of shares of common stock covered by this prospectus supplement.

The underwriter is not obligated to engage in any of the transactions described above. If it does engage in any of these transactions, it may discontinue them at any time.

Notice to Prospective Investors in the European Economic Area

In relation to each member state of the European Economic Area that has implemented the Prospectus Directive (each, a relevant member state), with effect from and including the date on which the Prospectus Directive is implemented in that relevant member state (the relevant implementation date), an offer of shares described in this prospectus supplement may not be made to the public in that relevant member state other than:

•	to any legal entity which is a qualified investor as defined in the Prospectus Directive;

•

to fewer than 100 or, if the relevant member state has implemented the relevant provision of the 2010 PD Amending Directive, 150 natural or legal persons (other than qualified investors as defined in the Prospectus Directive), as permitted under the Prospectus Directive, subject to obtaining the prior consent of the relevant Dealer or Dealers nominated by us for any such offer; or

•	in any other circumstances falling within Article 3(2) of the Prospectus Directive,

provided that no such offer of shares shall require us or any underwriter to publish a prospectus pursuant to Article 3 of the Prospectus Directive.

For purposes of this provision, the expression an “offer of securities to the public” in any relevant member state means the communication in any form and by any means of sufficient information on the terms of the offer and the shares to be offered so as to enable an investor to decide to purchase or subscribe for the shares, as the expression may be varied in that member state by any measure implementing the Prospectus Directive in that member state, and the expression “Prospectus Directive” means Directive 2003/71/EC (and amendments thereto, including the 2010 PD Amending Directive, to the extent implemented in the relevant member state) and includes any relevant implementing measure in the relevant member state. The expression 2010 PD Amending Directive means Directive 2010/73/EU.

The sellers of the shares have not authorized and do not authorize the making of any offer of shares through any financial intermediary on their behalf, other than offers made by the underwriter with a view to the final placement of the shares as contemplated in this prospectus supplement. Accordingly, no purchaser of the shares, other than the underwriter, is authorized to make any further offer of the shares on behalf of the sellers or the underwriter.

This prospectus supplement and the accompanying prospectus are only being distributed to, and is only directed at, persons in the United Kingdom that are qualified investors within the meaning of Article 2(1)(e) of the Prospectus Directive that are also (i) investment professionals falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Order”) or (ii) high net worth entities, and other persons to whom it may lawfully be communicated, falling within Article 49(2)(a) to (d) of the Order (each such person being referred to as a “relevant person”). This prospectus supplement and its contents are confidential and should not be distributed, published or reproduced (in whole or in part) or disclosed by recipients to any other persons in the United Kingdom. Any person in the United Kingdom that is not a relevant person should not act or rely on this document or any of its contents.

Notice to Prospective Investors in the United Kingdom

This prospectus supplement and the accompanying prospectus are only being distributed to, and is only directed at, persons in the United Kingdom that are qualified investors within the meaning of Article 2(1)(e) of the Prospectus Directive that are also (i) investment professionals falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Order”) or (ii) high net worth entities, and other persons to whom it may lawfully be communicated, falling within Article 49(2)(a) to (d) of the Order (each such person being referred to as a “relevant person”). This prospectus supplement and its contents are confidential and should not be distributed, published or reproduced (in whole or in part) or disclosed by recipients to any other persons in the United Kingdom. Any person in the United Kingdom that is not a relevant person should not act or rely on this document or any of its contents.

Notice to Prospective Investors in France

Neither this prospectus supplement nor any other offering material relating to the shares described in this prospectus supplement has been submitted to the clearance procedures of the Autorité des Marchés Financiers or of the competent authority of another member state of the European Economic Area and notified to the Autorité des Marchés Financiers. The shares have not been offered or sold and will not be offered or sold, directly or indirectly, to the public in France. Neither this prospectus supplement nor any other offering material relating to the shares has been or will be:

•	released, issued, distributed or caused to be released, issued or distributed to the public in France; or

•	used in connection with any offer for subscription or sale of the shares to the public in France.

Such offers, sales and distributions will be made in France only:

•

to qualified investors (investisseurs qualifiés) and/or to a restricted circle of investors (cercle restreint d’investisseurs), in each case investing for their own account, all as defined in, and in accordance with articles L.411-2, D.411-1, D.411-2, D.734-1, D.744-1, D.754-1 and D.764-1 of the French Code monétaire et financier;

•	to investment services providers authorized to engage in portfolio management on behalf of third parties; or

•

in a transaction that, in accordance with article L.411-2-II-1°-or-2°-or 3° of the French Code monétaire et financier and article 211-2 of the General Regulations (Règlement Général) of the Autorité des Marchés Financiers, does not constitute a public offer (appel public à l’épargne).

The shares may be resold directly or indirectly, only in compliance with articles L.411-1, L.411-2, L.412-1 and L.621-8 through L.621-8-3 of the French Code monétaire et financier.

Notice to Prospective Investors in Hong Kong

The shares may not be offered or sold in Hong Kong by means of any document other than (i) in circumstances which do not constitute an offer to the public within the meaning of the Companies Ordinance (Cap. 32, Laws of Hong Kong), or (ii) to “professional investors” within the meaning of the Securities and Futures Ordinance (Cap. 571, Laws of Hong Kong) and any rules made thereunder, or (iii) in other circumstances which do not result in the document being a “prospectus” within the meaning of the Companies Ordinance (Cap. 32, Laws of Hong Kong) and no advertisement, invitation or document relating to the shares may be issued or may be in the possession of any person for the purpose of issue (in each case whether in Hong Kong or elsewhere), which is directed at, or the contents of which are likely to be accessed or read by, the public in Hong Kong (except if permitted to do so under the laws of Hong Kong) other than with respect to shares which are or are intended to be disposed of only to persons outside Hong Kong or only to “professional investors” within the meaning of the Securities and Futures Ordinance (Cap. 571, Laws of Hong Kong) and any rules made thereunder.

Notice to Prospective Investors in Singapore

This prospectus supplement has not been registered as a prospectus with the Monetary Authority of Singapore. Accordingly, this prospectus supplement and any other document or material in connection with the offer or sale, or invitation for subscription or purchase, of the shares may not be circulated or distributed, nor may the shares be offered or sold, or be made the subject of an invitation for subscription or purchase, whether directly or indirectly, to persons in Singapore other than (i) to an institutional investor under Section 274 of the Securities and Futures Act, Chapter 289 of Singapore (the “SFA”), (ii) to a relevant person pursuant to Section 275(1), or any person pursuant to Section 275(1A), and in accordance with the conditions specified in Section 275 of the SFA or (iii) otherwise pursuant to, and in accordance with the conditions of, any other applicable provision of the SFA, in each case subject to compliance with conditions set forth in the SFA.

Where the shares are subscribed or purchased under Section 275 of the SFA by a relevant person which is:

•

a corporation (which is not an accredited investor (as defined in Section 4A of the SFA)) the sole business of which is to hold investments and the entire share capital of which is owned by one or more individuals, each of whom is an accredited investor; or

•	a trust (where the trustee is not an accredited investor) whose sole purpose is to hold investments and each beneficiary of the trust is an individual who is an accredited investor,

shares, debentures and units of shares and debentures of that corporation or the beneficiaries’ rights and interest (howsoever described) in that trust shall not be transferred within six months after that corporation or that trust has acquired the shares pursuant to an offer made under Section 275 of the SFA except:

•

to an institutional investor (for corporations, under Section 274 of the SFA) or to a relevant person defined in Section 275(2) of the SFA, or to any person pursuant to an offer that is made on terms that such shares, debentures and units of shares and debentures of that corporation or such rights and interest in that trust are acquired at a consideration of not less than S$200,000 (or its equivalent in a foreign currency) for each transaction, whether such amount is to be paid for in cash or by exchange of securities or other assets, and further for corporations, in accordance with the conditions specified in Section 275 of the SFA;

•	where no consideration is or will be given for the transfer; or

•	where the transfer is by operation of law.

Notice to Prospective Investors in Australia

No prospectus or other disclosure document (as defined in the Corporations Act 2001 (Cth) of Australia (“Corporations Act”)) in relation to the common stock has been or will be lodged with the Australian Securities & Investments Commission (“ASIC”). This document has not been lodged with ASIC and is only directed to certain categories of exempt persons. Accordingly, if you receive this document in Australia:

(a)	you confirm and warrant that you are either:

(i)	a “sophisticated investor” under section 708(8)(a) or (b) of the Corporations Act;

(ii)	a “sophisticated investor” under section 708(8)(c) or (d) of the Corporations Act and that you have provided an accountant’s certificate to us which complies with the requirements of section 708(8)(c)(i) or (ii) of the Corporations Act and related regulations before the offer has been made;

(iii)	a person associated with the company under section 708(12) of the Corporations Act; or

(iv)	a “professional investor” within the meaning of section 708(11)(a) or (b) of the Corporations Act, and to the extent that you are unable to confirm or warrant that you are an exempt sophisticated investor, associated person or professional investor under the Corporations Act any offer made to you under this document is void and incapable of acceptance; and

(b)	you warrant and agree that you will not offer any of the common stock for resale in Australia within 12 months of that common stock being issued unless any such resale offer is exempt from the requirement to issue a disclosure document under section 708 of the Corporations Act.

Our common stock is quoted on the Nasdaq Global Select Market under the trading symbol “HTGC.”

In the ordinary course of its businesses, the underwriter and/or its affiliates have in the past performed, and many continue to perform, investment banking, broker dealer, lending, financial advisory or other services for us for which they have received, or may receive, customary compensation. We had a securitized credit facility (the “Citibank Credit Facility”) with Citigroup Global Markets Realty Corp., an affiliate of the underwriter, which expired under the normal terms and was paid off during the first quarter of 2009. Citigroup Global Markets Realty Corp. has an equity participation right on the warrants that collateralized the Citibank Credit Facility. For a more detailed discussion of the warrant participation agreement, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Citibank Credit Facility” and the discussion set forth under Note 4 to the Consolidated Financial Statements in this prospectus supplement.

The principal address of Citigroup Global Markets Inc. is Brooklyn Army Terminal, 140 58th Street, Brooklyn, NY 11220.

LEGAL MATTERS

Certain legal matters with respect to the validity of the shares of common stock we are offering will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, D.C. Certain legal matters related to the offering will be passed upon for the underwriter by Fried, Frank, Harris, Shriver & Jacobson LLP, New York, NY.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements as of December 31, 2010 and for the year ended December 31, 2010, included in this prospectus, and the effectiveness of internal control over financial reporting as of December 31, 2010 have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as stated in their report (which contains an adverse opinion on the effectiveness of internal control over financial reporting) appearing herein.

Certain of our audited consolidated financial statements included in this prospectus have been so included in reliance upon the report of Ernst & Young LLP, our former independent registered public accountants. Ernst & Young LLP’s principal business address is 560 Mission Street, San Francisco, CA 94105.

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On September 9, 2010, we dismissed Ernst & Young LLP as our independent registered public accounting firm. During the fiscal years ended December 31, 2008 and 2009 and through September 9, 2010, there were no disagreements between us and Ernst & Young LLP with respect to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused it to make reference to the subject matter of such disagreements in its reports on the financial statements for such years. Nor were there any “reportable events” as such term is described in Item 304(a)(1)(v) of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended.

On September 9, 2010, we engaged PricewaterhouseCoopers LLP as our new independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2010. During the two most recent fiscal years and through September 9, 2010, the date of the engagement of PricewaterhouseCoopers, neither the Company nor any person on its behalf has consulted with PricewaterhouseCoopers with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements or (ii) any matter that was either the subject of a “disagreement” or a “reportable event” as such terms are described in Items 304(a)(1)(iv) or 304(a)(1)(v), respectively, of Regulation S-K promulgated under the Exchange Act. PricewaterhouseCoopers LLP’s principal business address is 300 Madison Avenue, New York, NY 10017.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus supplement. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus supplement.

We file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Securities Exchange Act of 1934. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

CONSOLIDATED FINANCIAL STATEMENTS

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

(unaudited)

(dollars in thousands, except per share data)

	September 30,
	2011	December 31,
	(unaudited)	2010
Assets
Investments:
Non-Control/Non-Affiliate investments (cost of $572,558 and $445,782, respectively)	$573,494	$428,782
Affiliate investments (cost of $3,236 and $2,880, respectively)	—	3,069
Control investments (cost of $11,611 and $31,743, respectively)	2,983	40,181

Total investments, at value (cost of $587,405 and $480,405, respectively)	576,477	472,032
Cash and cash equivalents	96,309	107,014
Interest receivable	4,667	4,520
Other assets	11,184	7,681

Total assets	$688,637	$591,247

Liabilities
Accounts payable and accrued liabilities	$7,755	$8,716
Long-term SBA Debentures	188,750	170,000
Long-term Liabilities (Convertible Debt)	70,082	—

Total liabilities	266,587	178,716
Net assets consist of:
Common stock, par value	43	43
Capital in excess of par value	486,557	477,549
Unrealized depreciation on investments	(10,861)	(8,038)
Accumulated realized losses on investments	(47,604)	(51,033)
Distributions in excess of investment income	(6,085)	(5,990)

Total net assets	$422,050	$412,531

Total liabilities and net assets	$688,637	$591,247

Shares of common stock outstanding ($0.001 par value, 100,000,000 authorized)	43,908	43,444
Net asset value per share	$9.61	$9.50

See notes to Consolidated Financial Statements (unaudited)

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2011

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Acceleron Pharmaceuticals, Inc.	Drug Discovery	Preferred Stock Warrants		$69	$878
		Preferred Stock Warrants		35	186
		Preferred Stock Warrants		39	85
		Preferred Stock		1,341	2,473

Total Acceleron Pharmaceuticals, Inc.				1,484	3,622

Anthera Pharmaceuticals Inc.	Drug Discovery	Senior Debt Matures September 2014 Interest rate Prime + 7.3% or Floor rate of 10.55%	$25,000	24,269	25,019
		Common Stock Warrants		541	378

Total Anthera Pharmaceuticals Inc.		Common Stock Warrants		443	308

				25,253	25,705

Aveo Pharmaceuticals, Inc.	Drug Discovery	Senior Debt Matures June 2014 Interest rate Prime + 7.15% or Floor rate of 11.9%	$25,000	26,554	27,304
		Common Stock		842	2,583

Total Aveo Pharmaceuticals, Inc.				27,396	29,887

Dicerna Pharmaceuticals, Inc.	Drug Discovery	Senior Debt Matures January 2015 Interest rate Prime + 5.75% or Floor rate of 10.15%	$7,000	6,986	6,986
		Preferred Stock Warrants		206	90
		Preferred Stock Warrants		31	26
		Preferred Stock Warrants		28	15
		Preferred Stock Warrants		187	143
		Preferred Stock		502	439

Total Dicerna Pharmaceuticals, Inc.				7,940	7,699

EpiCept Corporation(5)	Drug Discovery	Common Stock Warrants		4	13

Total EpiCept Corporation				4	13

Horizon Therapeutics, Inc.	Drug Discovery	Common Stock Warrants		231	1

Total Horizon Therapeutics, Inc.				231	1

Inotek Pharmaceuticals Corp.	Drug Discovery	Preferred Stock		1,500	—

Total Inotek Pharmaceuticals Corp.				1,500	—

Merrimack Pharmaceuticals, Inc.	Drug Discovery	Preferred Stock Warrants		155	1,115
		Preferred Stock		2,000	3,825

Total Merrimack Pharmaceuticals, Inc.				2,155	4,940

Paratek Pharmaceuticals, Inc.	Drug Discovery	Preferred Stock Warrants		137	140
		Preferred Stock		1,000	1,348

Total Paratek Pharmaceuticals, Inc.				1,137	1,488

See notes to Consolidated Financial Statements (unaudited)

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2011

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
PolyMedix, Inc.	Drug Discovery	Senior Debt
		Matures September 2013 Interest rate Prime + 7.1% or Floor rate of 12.35%	$7,611	$7,394	$7,546
		Common Stock Warrants		480	78

Total PolyMedix, Inc.				7,874	7,624

Portola Pharmaceuticals, Inc.	Drug Discovery	Preferred Stock Warrants		152	285

Total Portola Pharmaceuticals, Inc.				152	285

Total Drug Discovery (19.25%)*				75,126	81,264

Affinity Videonet, Inc.	Communications & Networking	Preferred Stock Warrants		102	149

Total Affinity Videonet, Inc.				102	149

E-band Communications, Corp.(6)	Communications & Networking	Convertible Senior Debt Matures May 2013 Interest rate Fixed 6.00%	$356	356	—
		Preferred Stock		2,880	—

Total E-Band Communications, Corp.				3,236	—
IKANO Communications, Inc.	Communications & Networking	Preferred Stock Warrants		45	—
		Preferred Stock Warrants		72	—

Total IKANO Communications, Inc.				117	—

Intelepeer, Inc.	Communications & Networking	Senior Debt Matures May 2013 Interest rate Prime + 8.12% or Floor rate of 11.37%	$6,524	6,509	6,640
		Senior Debt Matures May 2012 Interest rate Prime + 4.25%	$1,100	998	998
		Preferred Stock Warrants		102	123

Total Intelepeer, Inc.				7,609	7,761

Neonova Holding Company	Communications & Networking	Preferred Stock Warrants		94	21
		Preferred Stock		250	197

Total Neonova Holding Company				344	218

Pac-West Telecomm, Inc.	Communications & Networking	Senior Debt Matures October 2014 Interest rate Prime + 7.50% or Floor rate of 12.00%	$4,369	4,164	4,164
		Preferred Stock Warrants		121	—

Total Pac-West Telecomm, Inc.				4,285	4,164

PeerApp, Inc.	Communications & Networking	Senior Debt Matures April 2013 Interest rate Prime + 7.5% or Floor rate of 11.50%	$2,072	2,091	2,112
		Preferred Stock Warrants		61	91

Total PeerApp, Inc.(5)				2,152	2,203

See Notes to Consolidated Financial Statements (unaudited)

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2011

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Peerless Network, Inc.	Communications & Networking	Preferred Stock Warrants		$95	$187
		Preferred Stock		1,000	2,370

Total Peerless Network, Inc.				1,095	2,557

Ping Identity Corporation	Communications & Networking	Preferred Stock Warrants		52	410

Total Ping Identity Corporation				52	410

PointOne, Inc.	Communications & Networking	Senior Debt Matures April 2013 Interest rate Libor + 9.0% or Floor rate of 11.50%	$8,375	8,153	8,153

	Communications & Networking	Common Stock Warrants		131	194

Total PointOne, Inc.				8,284	8,347

Purcell Systems, Inc.	Communications & Networking	Preferred Stock Warrants		123	89

Total Purcell Systems, Inc.				123	89

Seven Networks, Inc.	Communications & Networking	Preferred Stock Warrants		174	—

Total Seven Networks, Inc.				174	—

Stoke, Inc(4)	Communications & Networking	Senior Debt Matures May 2013 Interest rate Prime + 7.0% or Floor rate of 10.25%	$3,051	2,995	3,025
		Preferred Stock Warrants		53	68
		Preferred Stock Warrants		65	54
		Preferred Stock		500	500

Total Stoke, Inc.				3,613	3,647

Tectura Corporation	Communications & Networking	Senior Debt Matures December 2012 Interest rate 11%	$8,125	9,324	9,209
		Revolving Line of Credit Matures July 2012 Interest rate 11%, PIK interest 1.00%	$17,207	17,332	17,332
		Preferred Stock Warrants		51	33

Total Tectura Corporation				26,707	26,574

Total Communications & Networking (13.30%)*				57,893	56,119

Atrenta, Inc.	Software	Preferred Stock Warrants		102	368
		Preferred Stock Warrants		34	121
		Preferred Stock Warrants		95	174
		Preferred Stock		250	375

Total Atrenta, Inc.				481	1,038

Blurb, Inc.	Software	Preferred Stock Warrants		25	403
		Preferred Stock Warrants		298	400

Total Blurb, Inc.				323	803

See Notes to Consolidated Financial Statements (unaudited)

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2011

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Braxton Technologies, LLC.	Software	Preferred Stock Warrants		$188	$—

Total Braxton Technologies, LLC.				188	—

Bullhorn, Inc.	Software	Preferred Stock Warrants		43	188

Total Bullhorn, Inc.				43	188

Central Desktop, Inc.	Software	Senior Debt Matures April 2014 Interest rate Prime + 6.75% or Floor rate of 10.50%	$3,000	2,872	2,872

		Preferred Stock Warrants		108	299

Total Central Desktop, Inc.				2,980	3,171
Clickfox, Inc.	Software	Senior Debt
		Matures July 2013 Interest rate Prime + 6.00% or Floor rate of 11.25%	$4,565	4,462	4,553
		Preferred Stock Warrants		177	327
		Preferred Stock Warrants		152	296

Total Clickfox, Inc.				4,791	5,176

Forescout Technologies, Inc.	Software	Preferred Stock Warrants		99	47

Total Forescout Technologies, Inc.				99	47

GameLogic, Inc.	Software	Preferred Stock Warrants		92	—

Total GameLogic, Inc.				92	—

HighRoads, Inc.	Software	Preferred Stock Warrants		44	7

Total HighRoads, Inc.				44	7

Kxen, Inc.	Software	Senior Debt Matures January 2015 Interest rate Prime + 5.08% or Floor rate of 8.33%	$3,000	2,938	2,938
		Preferred Stock Warrants		47	29

Total Kxen, Inc.				2,985	2,967

RichRelevance, Inc.	Software	Senior Debt Matures January 2015 Interest rate Prime + 3.25% or Floor rate of 7.50%	$5,000	4,857	4,857
		Preferred Stock Warrants		98	23

Total RichRelevance, Inc.				4,955	4,880

Rockyou, Inc.	Software	Preferred Stock Warrants		117	7

Total Rockyou, Inc.				117	7

Sportvision, Inc.	Software	Preferred Stock Warrants		39	—

Total Sportvision, Inc.				39	—

SugarSync Inc.	Software	Senior Debt Matures April 2015 Interest rate Prime + 4.50% or Floor rate of 8.25%	$2,000	1,946	1,946
		Preferred Stock Warrants		78	77

Total SugarSync Inc.				2,024	2,023

See Notes to Consolidated Financial Statements (unaudited)

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2011

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Unify Corporation	Software	Common Stock Warrants		$1,434	$332

Total Unify Corporation				1,434	332

White Sky, Inc.	Software	Senior Debt Matures June 2014 Interest rate Prime + 7.00% or Floor rate of 10.25%	$1,500	1,443	1,443

	Software	Preferred Stock Warrants		54	1

Total White Sky, Inc.				1,497	1,444

WildTangent, Inc.	Software	Preferred Stock Warrants		238	11

Total WildTangent, Inc.				238	11

Total Software (5.23%)*				22,330	22,094

Luminus Devices, Inc.	Electronics & Computer Hardware	Preferred Stock Warrants		183	—
		Preferred Stock Warrants		84	—
		Preferred Stock Warrants		334	—

Total Luminus Devices, Inc.				601	—
Maxvision Holding, LLC(7).	Electronics & Computer Hardware	Senior Debt Matures December 2013 Interest rate Prime + 8.25% or Floor rate of 12.00%, PIK interest 5.00%	$4,366	4,462	2,069
		Senior Debt Matures December 2013 Interest rate Prime + 6.25% or Floor rate of 10.00%, PIK interest 2.00%	$2,681	2,653	—
		Revolving Line of Credit Matures December 2013 Interest rate Prime + 6.25% or Floor rate of 10.00%	$923	914	914
		Common Stock		3,581	—

Total Maxvision Holding, LLC				11,610	2,983

Shocking Technologies, Inc.	Electronics & Computer Hardware	Preferred Stock Warrants		63	57

Total Shocking Technologies, Inc.				63	57

Spatial Photonics, Inc.(8)	Electronics & Computer Hardware	Preferred Stock Warrants		130	—
		Preferred Stock		768	—

Total Spatial Photonics Inc.				898	—

Total Electronics & Computer Hardware (.72%)*				13,172	3,040

See Notes to Consolidated Financial Statements (unaudited)

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2011

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Aegerion Pharmaceuticals, Inc.	Specialty Pharmaceuticals	Senior Debt Matures September 2014 Interest rate Prime + 5.65% or Floor rate of 10.40%	$10,000	$10,138	$10,325
		Common Stock Warrants		69	722
		Common Stock		1,093	1,825

Total Aegerion Pharmaceuticals, Inc.				11,300	12,872

Althea Technologies, Inc.	Specialty Pharmaceuticals	Senior Debt Matures October 2013 Interest rate Prime + 7.70% or Floor rate of 10.95%	$10,990	10,844	11,135
		Preferred Stock Warrants		309	362

Total Althea Technologies, Inc.				11,153	11,497

Chroma Therapeutics, Ltd.(5)	Specialty Pharmaceuticals	Senior Debt Matures September 2013 Interest rate Prime + 7.75% or Floor rate of 12.00%	$8,540	8,738	8,738
		Preferred Stock Warrants		490	344

Total Chroma Therapeutics, Ltd.				9,228	9,082

Pacira Pharmaceuticals, Inc.	Specialty Pharmaceuticals	Senior Debt Matures August 2014 Interest rate Prime + 6.25% or Floor rate of 10.25%	$11,250	11,237	11,237
		Senior Debt Matures August 2014 Interest rate Prime + 8.65% or Floor rate of 12.65%	$15,000	14,255	14,443
		Common Stock Warrants		1,086	584

Total Pacira Pharmaceuticals, Inc.				26,578	26,264

Quatrx Pharmaceuticals Company	Specialty Pharmaceuticals	Convertible Senior Debt Matures March 2012 Interest rate 8.00%	$1,888	1,888	1,888
		Preferred Stock Warrants		220	—
		Preferred Stock Warrants		307	—
		Preferred Stock		750	—

Total Quatrx Pharmaceuticals Company				3,165	1,888

Total Specialty Pharmaceuticals (14.60%)*				61,424	61,603

Annie’s, Inc.	Consumer & Business Products	Preferred Stock Warrants		321	96

Total Annie’s, Inc.				321	96

IPA Holdings, LLC	Consumer & Business Products	Preferred Stock Warrants		275	24
		Preferred Stock		500	260

Total IPA Holding, LLC				775	284

Market Force Information, Inc.	Consumer & Business Products	Preferred Stock Warrants		24	105
		Preferred Stock		500	481

Total Market Force Information, Inc.				524	586

See Notes to Consolidated Financial Statements (unaudited)

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2011

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
TV Guide, Inc.	Consumer & Business Products	Revolving Line of Credit Matures October 2011 Interest rate Prime + 11.00% or Floor rate of 13.00%	$500	$479	$479

Total TV Guide, Inc.				479	479

Wageworks, Inc.	Consumer & Business Products	Preferred Stock Warrants		252	2,510
		Preferred Stock		250	390

Total Wageworks, Inc.				502	2,900

Total Consumer & Business Products (1.03%)*				2,601	4,345

Achronix Semiconductor Corporation	Semiconductors	Senior Debt Matures January 2015 Interest rate Prime + 10.60% or Floor rate of 13.85%	$2,500	2,396	2,396
		Preferred Stock Warrants		160	152

Total Achronix Semiconductor Corporation				2,556	2,548
Enpirion, Inc.	Semiconductors	Preferred Stock Warrants		157	—

Total Enpirion, Inc.				157	—

iWatt, Inc.	Semiconductors	Preferred Stock Warrants		46	3
		Preferred Stock Warrants		51	1
		Preferred Stock Warrants		73	2
		Preferred Stock Warrants		458	7
		Preferred Stock		490	983

Total iWatt, Inc.				1,118	996

Kovio Inc.	Semiconductors	Senior Debt Matures March 2015 Interest rate Prime + 5.50% or Floor rate of 9.25%	$1,250	1,213	1,213
		Preferred Stock Warrants		27	27

Total Kovio Inc.				1,240	1,240
NEXX Systems, Inc.	Semiconductors	Preferred Stock Warrants		297	1,330
		Preferred Stock		277	802

Total NEXX Systems, Inc.				574	2,132

Quartics, Inc.	Semiconductors	Preferred Stock Warrants		53	—

Total Quartics, Inc.				53	—

See Notes to Consolidated Financial Statements (unaudited)

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2011

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)

Total Semiconductors (1.64%)*				$5,698	$6,916

AcelRX Pharmaceuticals, Inc.	Drug Delivery	Senior Debt Matures December 2014 Interest rate Prime + 3.25% or Floor rate of 8.50%	$5,000	4,889	4,889
		Senior Debt Matures December 2014 Interest rate Prime + 3.25% or Floor rate of 8.50%	$5,000	4,889	4,889
		Common Stock Warrants		178	102
		Common Stock Warrants		178	102

Total AcelRX Pharmaceuticals, Inc.				10,134	9,982

Alexza Pharmaceuticals, Inc.(4)	Drug Delivery	Senior Debt Matures October 2013 Interest rate Prime + 6.5% or Floor rate of 10.75%	$11,770	11,699	12,121
		Preferred Stock Warrants		645	103

Total Alexza Pharmaceuticals, Inc.				12,344	12,224

BIND Biosciences, Inc.	Drug Delivery	Senior Debt Matures July 2014 Interest rate Prime + 7.45% or Floor rate of 10.70%	$5,000	4,655	4,805
		Preferred Stock Warrants		53	75
		Preferred Stock Warrants		50	76
		Preferred Stock Warrants		188	312

Total BIND Biosciences, Inc.				4,946	5,268

Labopharm USA, Inc.(5)	Drug Delivery	Senior Debt Matures December 2012 Interest rate 10.95%	$9,771	9,718	9,718
		Senior Debt Matures December 2012 Interest rate Prime + 3.20% or Floor rate of 10.95%	$3,257	3,417	3,417

Total Labopharm USA, Inc.				13,135	13,135

Merrion Pharmaceuticals, Inc.(5)	Drug Delivery	Senior Debt Matures January 2015 Interest rate Prime + 9.20% or Floor rate of 12.45%	$5,000	4,735	3,870
		Common Stock Warrants		213	23

Total Merrion Pharmaceuticals, Inc.				4,948	3,893

Transcept Pharmaceuticals, Inc.	Drug Delivery	Common Stock Warrants		36	57
		Common Stock Warrants		51	86
		Common Stock		500	275

Total Transcept Pharmaceuticals, Inc.				587	418

Revance Therapeutics, Inc.	Drug Delivery	Senior Debt Matures March 2015 Interest rate Prime + 6.60% or Floor rate of 9.85%	$22,000	21,257	21,257
		Preferred Stock Warrants		557	557

Total Revance Therapeutics, Inc.				21,814	21,814

Total Drug Delivery (15.81%)*				67,908	66,734

See Notes to Consolidated Financial Statements (unaudited)

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2011

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
BARRX Medical, Inc.	Therapeutic	Senior Debt Matures December 2011 Interest rate 11.00%	$768	$1,295	$1,295
		Preferred Stock Warrants		76	110
		Preferred Stock		1,501	2,607

Total BARRX Medical, Inc.				2,872	4,012

EKOS Corporation	Therapeutic	Preferred Stock Warrants		175	—
		Preferred Stock Warrants		153	—

Total EKOS Corporation				328	—

Gelesis, Inc.(8)	Therapeutic	Senior Debt Matures April 2013 Interest rate Prime + 4.65% or Floor rate of 10.75%	$2,771	2,820	—

Total Gelesis, Inc.				2,820	—

Gynesonics, Inc.	Therapeutic	Senior Debt Matures October 2013 Interest rate Prime + 8.25% or Floor rate of 11.50%	$5,846	5,775	5,842
		Preferred Stock Warrants		228	240
		Preferred Stock		532	451

Total Gynesonics, Inc.				6,535	6,533

Light Science Oncology, Inc.	Therapeutic	Preferred Stock Warrants		99	176

Total Light Science Oncology, Inc.				99	176

Novasys Medical, Inc.	Therapeutic	Preferred Stock Warrants		71	—
		Preferred Stock Warrants		54	1
		Preferred Stock		1,000	1,001

Total Novasys Medical, Inc.				1,125	1,002

Oraya Therapeutics, Inc.	Therapeutic	Senior Debt Matures March 2015 Interest rate Prime + 4.75% or Floor rate of 9.50%	$7,500	7,317	7,317
		Preferred Stock Warrants		232	232

Total Oraya Therapeutics, Inc.				7,549	7,549

Pacific Child & Family Associates, LLC	Therapeutic	Senior Debt Matures January 2015 Interest rate LIBOR + 8.0% or Floor rate of 10.50%	$5,685	5,592	5,592
		Revolving Line of Credit Matures January 2015 Interest rate LIBOR + 6.5% or Floor rate of 9.00%	$1,500	1,483	1,396
		Senior Debt Matures January 2015 Interest rate LIBOR + 10.50% or Floor rate of 13.0%, PIK interest 3.75%	$5,900	6,185	6,302

Total Pacific Child & Family Associates, LLC				13,260	13,290

Total Therapeutic (7.72%)*				34,588	32,562

See Notes to Consolidated Financial Statements (unaudited)

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2011

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Cozi Group, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants		$147	$—
		Preferred Stock		177	48

Total Cozi Group, Inc.				324	48

Invoke Solutions, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants		56	—
		Preferred Stock Warrants		26	—

Total Invoke Solutions, Inc.				82	—

InXpo, Inc.	Internet Consumer & Business Services	Senior Debt Matures March 2014 Interest rate Prime + 7.5% or Floor rate of 10.75%	$3,500	3,403	3,403
		Preferred Stock Warrants		98	82

Total InXpo, Inc.				3,501	3,485

Prism Education Group, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants		43	109

Total Prism Education Group, Inc.				43	109

RazorGator Interactive Group, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants		13	—
		Preferred Stock Warrants		28	—
		Preferred Stock Warrants		1,183	—
		Preferred Stock		1,000	—

Total RazorGator Interactive Group, Inc.				2,224	—

Reply! Inc.(4)	Internet Consumer & Business Services	Senior Debt Matures June 2015 Interest rate Prime + 6.87% or Floor rate of 10.12%	$13,000	12,862	12,862
		Preferred Stock Warrants		320	206

Total Reply! Inc.				13,182	13,068

ScriptSave (Medical Security Card Company, LLC)	Internet Consumer & Business Services	Senior Debt Matures February 2016 Interest rate Prime + 8.75% or Floor rate of 11.25%	$20,158	19,786	20,391

Total ScriptSave				19,786	20,391

Trulia, Inc.	Internet Consumer & Business Services	Senior Debt Matures March 2015 Interest rate Prime + 2.75% or Floor rate of 6.00%	$5,000	4,856	4,856
		Senior Debt Matures March 2015 Interest rate Prime + 5.50% or Floor rate of 8.75%	$5,000	4,857	4,857
		Preferred Stock Warrants		188	187

Total Trulia, Inc.				9,901	9,900

See Notes to Consolidated Financial Statements (unaudited)

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2011

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Vaultlogix, Inc.	Internet Consumer & Business Services	Senior Debt Matures September 2016 Interest rate Libor + 8.50% or Floor rate of 10.00%, PIK interest 2.50%	$7,500	$7,382	$7,382
		Senior Debt Matures September 2015 Interest rate Libor + 7.00% or Floor rate of 8.50%	$11,500	11,309	11,309
		Revolving Line of Credit Matures September 2015 Interest rate Libor + 6.00% or Floor rate of 7.50%	$300	283	283

Total Vaultlogix, Inc.				18,974	18,974

Total Internet Consumer & Business Services (15.63%)				68,017	65,975

Lilliputian Systems, Inc.	Energy	Preferred Stock Warrants		106	—
		Common Stock Warrants		48	—

Total Lilliputian Systems, Inc.				154	—

Total Energy (0.00%)*				154	—

Box.net, Inc.	Information Services	Senior Debt Matures March 2015 Interest rate Prime + 3.75% or Floor rate of 7.50%	$4,808	4,686	4,686
		Senior Debt Matures July 2014 Interest rate Prime + 5.25% or Floor rate of 8.50%	$1,590	1,602	1,634
		Preferred Stock Warrants		73	1,998
		Preferred Stock Warrants		117	1,352
		Preferred Stock Warrants		194	191
		Preferred Stock		500	3,137
		Preferred Stock		1,500	2,272

Total Box.net, Inc.				8,672	15,270

Buzznet, Inc.	Information Services	Preferred Stock Warrants		9	—
		Preferred Stock		250	34

Total Buzznet, Inc.				259	34

Cha Cha Search, Inc.	Information Services	Senior Debt Matures February 2015 Interest rate Prime + 6.25% or Floor rate of 9.50%	$3,000	2,916	2,916
		Preferred Stock Warrants		58	10

Total Cha Cha Search, Inc.				2,974	2,926

XL Education Corp.	Information Services	Common Stock		880	880

Total XL Education Corp.				880	880

hi5 Networks, Inc.	Information Services	Preferred Stock Warrants		213	—
		Preferred Stock		250	741

Total hi5 Networks, Inc.				463	741

Jab Wireless, Inc.	Information Services	Senior Debt Matures August 2016 Interest rate Prime + 6.25% or Floor rate of 6.75%	$18,121	17,858	17,858

Jab Wireless, Inc.	Information Services	Preferred Stock Warrants		265	281

Total Jab Wireless, Inc.				18,123	18,139

See Notes to Consolidated Financial Statements (unaudited)

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2011

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Solutionary, Inc.	Information Services	Preferred Stock Warrants		$94	$—
		Preferred Stock Warrants		2	—
		Preferred Stock		250	42

Total Solutionary, Inc.				346	42

Intelligent Beauty, Inc.	Information Services	Preferred Stock Warrants		230	90

Total Intelligent Beauty, Inc.				230	90

Good Technologies, Inc.	Information Services	Common Stock		603	95

Total Good Technologies, Inc.				603	95

Zeta Interactive Corporation	Information Services	Preferred Stock Warrants		172	110
		Preferred Stock		501	485

Total Zeta Interactive Corporation				673	595

Total Information Services (9.20%)				33,223	38,812
Novadaq Technologies, Inc.(5)	Diagnostic	Common Stock		1,415	808

Total Novadaq Technologies, Inc.(5)				1,415	808

Optiscan Biomedical, Corp.	Diagnostic	Senior Debt Matures December 2013 Interest rate Prime + 8.20% or Floor rate of 11.45%	$10,750	10,792	11,162
		Preferred Stock Warrants		1,069	668
		Preferred Stock		3,656	2,251

Total Optiscan Biomedical, Corp.				15,517	14,081

Total Diagnostic (3.53%)*				16,932	14,889

deCODE genetics ehf.	Biotechnology Tools	Senior Debt Matures September 2014 Interest rate Prime + 10.25% or Floor rate of 13.50%, PIK interest 2.00%	$5,000	4,740	4,740
		Preferred Stock Warrants		305	358

Total deCODE genetics ehf.				5,045	5,098

Kamada, LTD.	Biotechnology Tools	Common Stock		427	398

Total Kamada, LTD.				427	398

Labcyte, Inc.	Biotechnology Tools	Senior Debt Matures May 2013 Interest rate Prime + 8.6% or Floor rate of 11.85%	$2,800	2,774	2,849
		Common Stock Warrants		192	190
		Common Stock Warrants		5	5

Total Labcyte, Inc.				2,971	3,044

NeurogesX, Inc.	Drug Discovery	Senior Debt Matures February 2015 Interest rate Prime + 6.25% or Floor rate of 9.50%	$15,000	14,433	14,433
		Common Stock Warrants		503	132

Total NeurogesX, Inc.				14,936	14,565

See Notes to Consolidated Financial Statements (unaudited)

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2011

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
NuGEN Technologies, Inc.	Biotechnology Tools	Preferred Stock Warrants		$45	$203
		Preferred Stock Warrants		33	15
		Preferred Stock		500	473

Total NuGEN Technologies, Inc.				578	691

Total Biotechnology Tools (5.64%)*				23,957	23,796

Entrigue Surgical, Inc.	Surgical Devices	Senior Debt Matures December 2014 Interest rate Prime + 5.90% or Floor rate of 9.65%	$3,000	2,863	2,863
		Preferred Stock Warrants		87	87

Total Entrigue Surgical, Inc.				2,950	2,950

Transmedics, Inc.(4)	Surgical Devices	Senior Debt Matures February 2014 Interest rate Prime + 9.70% or Floor rate of 12.95%	$8,375	9,115	4,733
		Preferred Stock Warrants		225	—
		Preferred Stock		1,169	—

Total Transmedics, Inc.				10,509	4,733

Total Surgical Devices (1.82%)*				13,459	7,683

Glam Media, Inc.	Media/Content/Info	Preferred Stock Warrants		482	138

Total Glam Media, Inc.				482	138

Everyday Health, Inc. (Waterfront Media, Inc.)	Media/Content/Info	Preferred Stock Warrants		60	364
		Preferred Stock		1,000	945

Total Everyday Health				1,060	1,309

Women’s Marketing, Inc.	Media/Content/Info	Senior Debt Matures May 2016 Interest rate Libor + 9.50% or Floor rate of 12.00%, PIK interest 3.00%	$10,000	9,866	9,866
		Senior Debt Matures November 2015 Interest rate Libor + 7.50% or Floor rate of 10.0%	$9,875	9,648	9,648
		Senior Debt Matures November 2015 Interest rate Libor + 7.50% or Floor rate of 10.0%	$10,125	9,891	9,891

Total Women’s Marketing, Inc.				29,405	29,405

Total Media/Content/Info (7.31%)*				30,947	30,852

See Notes to Consolidated Financial Statements (unaudited)

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2011

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
BrightSource Energy, Inc.(4)	Clean Tech	Senior Debt Matures December 2011 Interest rate Prime + 7.75% or Floor rate of 11.0%	$11,250	$11,096	$11,096
		Senior Debt Matures December 2012 Interest rate Prime + 9.55% or Floor rate of 12.8%	$13,750	13,542	13,542
		Preferred Stock Warrants		675	623

Total BrightSource Energy, Inc.				25,313	25,261

Calera, Inc.	Clean Tech	Preferred Stock Warrants		513	660

Total Calera, Inc.				513	660

EcoMotors, Inc.	Clean Tech	Senior Debt Matures February 2014 Interest rate Prime + 6.1% or Floor rate of 9.35%	$5,383	5,260	5,421
		Preferred Stock Warrants		154	451
		Common Stock Warrants		154	451

Total EcoMotors, Inc.				5,568	6,323

Enphase Energy, Inc.	Clean Tech	Senior Debt Matures June 2014 Interest rate Prime + 5.75% or Floor rate of 9.0%	$4,248	4,135	4,135
		Preferred Stock Warrants		102	17

Total Enphase Energy, Inc.				4,237	4,152

GreatPoint Energy, Inc.	Clean Tech	Preferred Stock Warrants		548	203

Total GreatPoint Energy, Inc.				548	203

NanoSolar, Inc.	Clean Tech	Senior Debt Matures September 2014 Interest rate Prime + 7.75% or Floor rate of 11.0%	$10,000	9,515	9,515
		Preferred Stock Warrants		355	355
Total NanoSolar, Inc.				9,870	9,870

Propel Biofuels, Inc.	Clean Tech	Senior Debt Matures September 2013 Interest rate 11.0%	$1,540	1,562	1,570
		Preferred Stock Warrants		211	195

Total Propel Biofuels, Inc.				1,773	1,765
Scientific Conservation, Inc.	Clean Tech	Senior Debt Matures October 2014 Interest rate 6.25%	$202	196	196
		Preferred Stock Warrants		8	2

Total Scientific Conservation, Inc.				204	198

See Notes to Consolidated Financial Statements (unaudited)

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2011

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Solexel, Inc.	Clean Tech	Senior Debt Matures June 2013 Interest rate Prime + 8.25% or Floor rate of 11.50%	$1,031	$966	$966
		Senior Debt Matures June 2013 Interest rate Prime + 7.25% or Floor rate of 10.50%	$8,927	9,660	9,660
		Preferred Stock Warrants		335	11
		Preferred Stock Warrants		259	71
		Preferred Stock Warrants		142	142
		Preferred Stock Warrants		426	427

Total Solexel, Inc.				11,788	11,277

Trilliant, Inc.	Clean Tech	Preferred Stock Warrants		89	46
		Preferred Stock Warrants		73	38

Total Trilliant, Inc.				162	84

Total Clean Tech (14.17%)*				59,976	59,793

Total Investments				$587,405	$576,477

*	Value as a percent of net assets
(1)	Preferred and common stock, warrants, and equity interests are generally non-income producing.
(2)	Gross unrealized appreciation, gross unrealized depreciation, and net depreciation for federal income tax purposes totaled $28,443, $40,649 and $12,205 respectively. The tax cost of investments is $588,807.
(3)	Except for warrants in twelve publicly traded companies and common stock in five publicly traded companies, all investments are restricted at September 30, 2011. No unrestricted securities of the same issuer are outstanding. The Company uses the Standard Industrial Code for classifying the industry grouping of its portfolio companies.
(4)	Debt investments of this portfolio company have been pledged as collateral under the Wells Facility.
(5)	Non-U.S. company or the company’s principal place of business is outside the United States.
(6)	Affiliate investment that is defined under the Investment Company Act of 1940 as companies in which HTGC owns at least 5% but not more than 25% of the voting securities of the company.
(7)	Control investment that is defined under the Investment Company Act of 1940 as companies in which HTGC owns at least 25% of the voting securities of the company, or has greater than 50% representation on its board.
(8)	Debt is on non-accrual status at September 30, 2011, and is therefore considered non-income producing.

See Notes to Consolidated Financial Statements (unaudited)

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2010

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Acceleron Pharmaceuticals, Inc.	Drug Discovery	Preferred Stock Warrants		$69	$922
		Preferred Stock Warrants		35	189
		Preferred Stock Warrants		39	99
		Preferred Stock		1,341	2,316

Total Acceleron Pharmaceuticals, Inc.				1,484	3,526

Aveo Pharmaceuticals, Inc.	Drug Discovery	Senior Debt Matures September 2013 Interest rate Prime + 7.15% or Floor rate of 11.9%	$25,000	26,108	26,108
		Preferred Stock Warrants		190	686
		Preferred Stock Warrants		104	165
		Preferred Stock Warrants		24	58
		Preferred Stock Warrants		288	770
		Preferred Stock Warrants		236	630

Total Aveo Pharmaceuticals, Inc.				26,950	28,417

Dicerna Pharmaceuticals, Inc.	Drug Discovery	Senior Debt Matures July 2012 Interest rate Prime + 9.20% or Floor rate of 12.95%	$4,699	4,678	4,706
		Preferred Stock Warrants		205	182
		Preferred Stock Warrants		30	33
		Preferred Stock Warrants		28	25
		Preferred Stock		503	503

Total Dicerna Pharmaceuticals, Inc.				5,444	5,449

EpiCept Corporation	Drug Discovery	Common Stock Warrants		4	112
		Common Stock Warrants		40	10

Total EpiCept Corporation				44	122

Horizon Therapeutics, Inc.	Drug Discovery	Preferred Stock Warrants		231	—

Total Horizon Therapeutics, Inc.				231	—

Inotek Pharmaceuticals Corp.	Drug Discovery	Preferred Stock		1,500	—

Total Inotek Pharmaceuticals Corp.				1,500	—

Merrimack Pharmaceuticals, Inc.	Drug Discovery	Preferred Stock Warrants		155	170
		Preferred Stock		2,000	1,547

Total Merrimack Pharmaceuticals, Inc.				2,155	1,717

Paratek Pharmaceuticals, Inc.	Drug Discovery	Preferred Stock Warrants		137	155
		Preferred Stock		1,000	999

Total Paratek Pharmaceuticals, Inc.				1,137	1,154

PolyMedix, Inc.	Drug Discovery	Senior Debt Matures September 2013 Interest rate Prime + 7.1% or Floor rate of 12.35%	$10,000	9,605	9,605
		Preferred Stock Warrants		480	248

Total PolyMedix, Inc.				10,085	9,853

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2010

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Portola Pharmaceuticals, Inc.	Drug Discovery	Senior Debt Matures April 2011 Interest rate Prime + 2.16%	$1,666	$2,033	$2,033
		Preferred Stock Warrants		152	506

Total Portola Pharmaceuticals, Inc.				2,185	2,539

Total Drug Discovery (12.79%)*				51,215	52,777

Affinity Videonet, Inc.	Communications & Networking	Preferred Stock Warrants		102	180

Total Affinity Videonet, Inc.				102	180

E-band Communications, Corp.(6)	Communications & Networking	Preferred Stock		2,880	3,069

Total E-Band Communications, Corp.				2,880	3,069

IKANO Communications, Inc.	Communications & Networking	Senior Debt Matures August 2011 Interest rate 12.00%	$1,654	1,953	1,953
		Preferred Stock Warrants		45
		Preferred Stock Warrants		72

Total IKANO Communications, Inc.				2,070	1,953

Intelepeer, Inc.	Communications & Networking	Senior Debt Matures May 2013 Interest rate Prime + 8.125%	$7,624	7,468	7,459
		Preferred Stock Warrants		102	111

Total Intelepeer, Inc.				7,570	7,570

Neonova Holding Company	Communications & Networking	Preferred Stock Warrants		94	12
		Preferred Stock		250	140

Total Neonova Holding Company				344	152

Opsource, Inc.(4)	Communications & Networking	Senior Debt Matures June 2013 Interest rate Prime + 7.75% or Floor rate of 11.00%	$5,000	4,888	4,888
		Senior Debt Matures October 2013 Interest rate Prime + 7.25% or Floor rate of 10.50%	$2,000	1,944	1,905
		Revolving Line of Credit Matures June 2011 Interest rate Prime + 5.25% or Floor rate of 8.50%	$1,500	1,458	1,458
		Preferred Stock Warrants		223	105

Total Opsource, Inc.				8,513	8,356

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2010

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Pac-West Telecomm, Inc.	Communications & Networking	Senior Debt Matures April 2014 Interest rate Prime + 7.5% or Floor rate of 12.0%	$10,000	$9,634	$9,634
		Preferred Stock Warrants		121	147

Total Pac-West Telecomm, Inc.				9,755	9,781

PeerApp, Inc.	Communications & Networking	Senior Debt Matures April 2013 Interest rate Prime + 7.5% or Floor rate of 11.50%	$2,911	2,855	2,792
		Preferred Stock Warrants		61	65

Total PeerApp, Inc.				2,916	2,857

Peerless Network, Inc.	Communications & Networking	Preferred Stock Warrants		95	138
		Preferred Stock		1,000	1,930

Total Peerless Network, Inc.				1,095	2,068

Ping Identity Corporation	Communications & Networking	Preferred Stock Warrants		52	6

Total Ping Identity Corporation				52	6

Purcell Systems, Inc.	Communications & Networking	Preferred Stock Warrants		123	330

Total Purcell Systems, Inc.				123	330

Seven Networks, Inc.	Communications & Networking	Preferred Stock Warrants		174	40

Total Seven Networks, Inc.				174	40

Stoke, Inc.(4)	Communications & Networking	Senior Debt Matures May 2013 Interest rate Prime + 7.0% or Floor rate of 10.25%	$4,000	3,883	3,883
		Preferred Stock Warrants		53	210
		Preferred Stock Warrants		65	133
		Preferred Stock		500	500

Total Stoke, Inc.				4,501	4,726

Tectura Corporation	Communications & Networking	Senior Debt Matures December 2012 Interest rate 11%	$5,625	5,512	5,512
		Revolving Line of Credit Matures July 2011 Interest rate 11%	$17,477	18,488	18,488
		Preferred Stock Warrants		50	10

Total Tectura Corporation				24,050	24,010

Total Communications & Networking (15.78%)*				64,145	65,098

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2010

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Atrenta, Inc.	Software	Preferred Stock Warrants		$102	$46
		Preferred Stock Warrants		34	15
		Preferred Stock Warrants		95	22
		Preferred Stock		250	143

Total Atrenta, Inc.				481	226

Blurb, Inc.	Software	Senior Debt Matures June 2011 Interest rate Prime + 3.50% or Floor rate of 8.5%	$1,162	1,392	1,392
		Preferred Stock Warrants		25	349
		Preferred Stock Warrants		299	228

Total Blurb, Inc.				1,716	1,969

Braxton Technologies, LLC.	Software	Preferred Stock Warrants		188

Total Braxton Technologies, LLC.				188

Bullhorn, Inc.	Software	Preferred Stock Warrants		43	234

Total Bullhorn, Inc.				43	234

Clickfox, Inc.	Software	Senior Debt Matures July 2013 Interest rate Prime + 6.00% or Floor rate of 11.25%	$6,000	5,801	5,801
		Revolving Line of Credit Matures July 2011 Interest rate Prime + 5.00% or Floor rate of 12.00%	$2,000	1,997	1,996
		Preferred Stock Warrants		177	643
		Preferred Stock Warrants		152	643

Total Clickfox, Inc.				8,127	9,083

Forescout Technologies, Inc.	Software	Preferred Stock Warrants		99	14

Total Forescout Technologies, Inc.				99	14

GameLogic, Inc.	Software	Preferred Stock Warrants		92

Total GameLogic, Inc.				92

HighJump Acquisition, LLC.	Software	Senior Debt Matures May 2013 Interest rate Libor + 9.25% or Floor rate of 12.50%	$17,500	17,386	17,386

Total HighJump Acquisition, LLC.				17,386	17,386

HighRoads, Inc.	Software	Preferred Stock Warrants		44	65

Total HighRoads, Inc.				44	65

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2010

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Infologix, Inc.(7)	Software	Senior Debt Matures November 2013 Interest rate 18.00%	$5,500	$5,162	$5,162
		Convertible Senior Debt Matures November 2014 Interest rate 12.00%		1,111	1,127
		Revolving Line of Credit Matures May 2011 Interest rate 12.00%	$12,317	12,317	12,317
		Senior Debt Matures December 2010 Interest rate 18.00%	$2,178	2,178	2,178
		Senior Debt Matures April 2013 Interest rate 8.00%	$1,350	1,350	1,350
		Senior Debt Matures September 2011 Interest rate 10.00%	$500	509	509
		Preferred Stock Warrants		725	1,394
		Common Stock		5,000	9,620
		Common Stock		36	69
		Common Stock		3,355	6,455

Total Infologix, Inc.				31,743	40,181

PSS Systems, Inc.	Software	Preferred Stock Warrants		51	17

Total PSS Systems, Inc.				51	17

Rockyou, Inc.	Software	Preferred Stock Warrants		117	186

Total Rockyou, Inc.				117	186

Sportvision, Inc.	Software	Preferred Stock Warrants		39

Total Sportvision, Inc.				39

Unify Corporation	Software	Senior Debt Matures June 2015 Interest rate Libor + 8.50% or Floor rate of 10.50%	$24,000	22,248	22,968
		Revolving Line of Credit Matures June 2015 Interest rate Libor + 7.50% or Floor rate of 9.50%	$3,750	3,731	3,476
		Preferred Stock Warrants		1,434	693

Total Unify Corporation				27,413	27,137

WildTangent, Inc.	Software	Preferred Stock Warrants		238	10

Total WildTangent, Inc.				238	10

Total Software (23.39%)*				87,777	96,508

Luminus Devices, Inc.	Electronics & Computer Hardware	Senior Debt Matures December 2011 Interest rate 11.875%	$540	540	540
		Preferred Stock Warrants		183
		Preferred Stock Warrants		84
		Preferred Stock Warrants		334

Total Luminus Devices, Inc.				1,141	540

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2010

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Maxvision Holding, LLC.	Electronics & Computer Hardware	Senior Debt Matures October 2012 Interest rate Prime + 7.25% or Floor rate of 10.75%	$5,000	$5,377	$377
		Senior Debt Matures April 2012 Interest rate Prime + 5.0% or Floor rate of 8.5%	$3,409	3,382	3,382
		Revolving Line of Credit Matures April 2012 Interest rate Prime + 5.0% or Floor rate of 8.5%	$3,100	3,163	3,163
		Common Stock		81

Total Maxvision Holding, LLC.				12,003	6,922

Shocking Technologies, Inc.	Electronics & Computer Hardware	Preferred Stock Warrants		63	90

Total Shocking Technologies, Inc.				63	90

Spatial Photonics, Inc.	Electronics & Computer Hardware	Preferred Stock Warrants		129	—
		Preferred Stock		767	267

Total Spatial Photonics, Inc.				896	267

VeriWave, Inc.	Electronics & Computer Hardware	Preferred Stock Warrants		54
		Preferred Stock Warrants		46

Total VeriWave, Inc.				100

Total Electronics & Computer Hardware (1.90%)*				14,203	7,819

Aegerion Pharmaceuticals, Inc.	Specialty Pharmaceuticals	Preferred Stock Warrants		69	761
		Preferred Stock		1,475	2,206

Total Aegerion Pharmaceuticals, Inc.				1,544	2,967

Althea Technologies, Inc.	Specialty Pharmaceuticals	Senior Debt Matures October 2013 Interest rate Prime + 7.70% or Floor rate of 10.95%	$12,000	11,661	11,661
		Preferred Stock Warrants		309	276

Total Althea Technologies, Inc.				11,970	11,937

Chroma Therapeutics, Ltd.(5)	Specialty Pharmaceuticals	Senior Debt Matures September 2013 Interest rate Prime + 7.75% or Floor rate of 12.00%	$10,000	9,797	10,021
		Preferred Stock Warrants		490	632

Total Chroma Therapeutics, Ltd.				10,287	10,653

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2010

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Pacira Pharmaceuticals, Inc.(4)	Specialty Pharmaceuticals	Senior Debt Matures May 2014 Interest rate Prime + 6.25% or Floor rate of 10.25%	$11,250	$11,105	$11,105
		Senior Debt Matures May 2014 Interest rate Prime + 8.65% or Floor rate of 12.65%	$15,000	13,749	13,749
		Preferred Stock Warrants		1,086	1,255

Total Pacira Pharmaceuticals, Inc.				25,940	26,109

QuatRx Pharmaceuticals Compny	Specialty Pharmaceuticals	Senior Debt Matures October 2011 Interest rate Prime + 8.90% or Floor rate of 12.15%	$9,306	9,474	9,474
		Convertible Senior Debt Interest Rate of 8.0% Matures March 2012	$1,888	1,888	2,467
		Preferred Stock Warrants		220
		Preferred Stock Warrants		307
		Preferred Stock		751

Total QuatRx Pharmaceuticals Company				12,640	11,941

Total Specialty Pharmaceuticals (15.42%)*				62,381	63,607

Annie’s, Inc.	Consumer & Business Products	Preferred Stock Warrants		321	75

Total Annie’s, Inc.				321	75

IPA Holdings, LLC.(4)	Consumer & Business Products	Senior Debt Matures November 2012 Interest rate Prime + 6.75% or Floor rate of 11.0%	$8,250	8,505	8,160
		Senior Debt Matures May 2013 Interest rate Prime + 9.75% or Floor rate of 14.0%	$6,500	7,019	6,995
		Revolving Line of Credit Matures November 2012 Interest rate Prime + 6.25% or Floor rate of 10.50%	$856	761	761
		Preferred Stock Warrants		275
		Common Stock		500

Total IPA Holdings, LLC.				17,060	15,916

Market Force Information, Inc.	Consumer & Business Products	Preferred Stock Warrants		24	60
		Preferred Stock		500	439

Total Market Force Information, Inc.				524	499

Trading Machines, Inc.(8)	Consumer & Business Products	Senior Debt Matures January 2014 Interest rate Prime + 10.25% or Floor rate of 13.50%	$9,812	8,644	4,000
		Preferred Stock Warrants		878
		Preferred Stock		50

Total Trading Machines, Inc.				9,572	4,000

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2010

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Velocity Technology Solutions, Inc.	Consumer & Business Products	Senior Debt Matures February 2015 Interest rate LIBOR + 8% or Floor rate of 11.00%	$15,417	$15,072	$14,574
		Senior Debt Matures February 2015 Interest rate LIBOR + 10% or Floor rate of 13.00%	$8,333	8,317	8,526

Total Velocity Technology Solutions, Inc.				23,389	23,100

Wageworks, Inc.	Consumer & Business Products	Preferred Stock Warrants		253	1,443
		Preferred Stock		250	283

Total Wageworks, Inc.				503	1,726

Total Consumer & Business Products (10.98%)*				51,369	45,316

Enpirion, Inc.	Semiconductors	Preferred Stock Warrants		157	1

Total Enpirion, Inc.				157	1

iWatt, Inc.	Semiconductors	Preferred Stock Warrants		46	1
		Preferred Stock Warrants		51	33
		Preferred Stock Warrants		73	44
		Preferred Stock Warrants		458	391
		Preferred Stock		490	940

Total iWatt, Inc.				1,118	1,409

NEXX Systems, Inc.	Semiconductors	Preferred Stock Warrants		297	1,113
		Preferred Stock		277	704

Total NEXX Systems, Inc.				574	1,817

Quartics, Inc.	Semiconductors	Preferred Stock Warrants		53

Total Quartics, Inc.				53

Solarflare Communications, Inc.	Semiconductors	Preferred Stock Warrants		83
		Common Stock		642

Total Solarflare Communications, Inc.				725

Total Semiconductors (0.78%)*				2,627	3,227

Alexza Pharmaceuticals, Inc.(4)	Drug Delivery	Senior Debt Matures October 2013 Interest rate Prime + 6.5% or Floor rate of 10.75%	$15,000	14,526	14,472
		Preferred Stock Warrants		645	193

Total Alexza Pharmaceuticals, Inc.				15,171	14,665

Labopharm USA, Inc.(5)	Drug Delivery	Senior Debt Matures December 2012 Interest rate 10.95%	$20,000	19,872	19,872
		Common Stock Warrants		635	329

Total Labopharm USA, Inc.				20,507	20,201

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2010

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Transcept Pharmaceuticals, Inc.	Drug Delivery	Common Stock Warrants		$36	$60
		Common Stock Warrants		51	16
		Common Stock		500	308

Total Transcept Pharmaceuticals, Inc.				587	384

Total Drug Delivery (8.54%)*				36,265	35,250

BARRX Medical, Inc.	Therapeutic	Senior Debt Mature December 2011 Interest rate 11.00%	$2,901	3,350	3,350
		Preferred Stock Warrants		76	70
		Preferred Stock		1,500	1,890

Total BARRX Medical, Inc.				4,926	5,310

EKOS Corporation	Therapeutic	Preferred Stock Warrants		174
		Preferred Stock Warrants		153

Total EKOS Corporation				327

Gelesis, Inc.(8)	Therapeutic	Senior Debt Matures May 2012 Interest rate Prime + 7.5% or Floor rate of 10.75%	$2,771	2,800	45

Total Gelesis, Inc.				2,800	45

Gynesonics, Inc.	Therapeutic	Senior Debt Mature October 2013 Interest rate Prime + 8.25% or Floor rate of 11.50%	$6,500	6,277	6,277
		Preferred Stock Warrants		228	221
		Preferred Stock		532	456

Total Gynesonics, Inc.				7,037	6,954

Light Science Oncology, Inc.	Therapeutic	Preferred Stock Warrants		99	26

Total Light Science Oncology, Inc.				99	26

Novasys Medical, Inc.	Therapeutic	Preferred Stock Warrants		71	1
		Preferred Stock Warrants		54	7
		Preferred Stock		1,000	1,159

Total Novasys Medical, Inc.				1,125	1,167

Pacific Child & Family Associates, LLC.	Therapeutic	Senior Debt Matures January 2015 Interest rate LIBOR + 8.0% or Floor rate of 10.50%	$6,539	6,392	5,802
		Senior Debt Matures January 2015 Interest rate LIBOR + 10.50% or Floor rate of 13.0%	$5,900	5,996	5,996

Total Pacific Child & Family Associates, LLC.				12,388	11,798

Total Therapeutic (6.13%)*				28,702	25,300

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2010

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Cozi Group, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants		$147	$—
		Preferred Stock		177	292

Total Cozi Group, Inc.				324	292

Invoke Solutions, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants		56	74
		Preferred Stock Warrants		26	18

Total Invoke Solutions, Inc.				82	92
Prism Education Group, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants		43	50

Total Prism Education Group, Inc.				43	50

RazorGator Interactive Group, Inc.(4)	Internet Consumer & Business Services	Revolving Line of Credit Matures October 2011 Interest rate Prime + 9.50% or Floor rate of 14.00%	$2,108	1,855	1,855
		Preferred Stock Warrants		13
		Preferred Stock Warrants		28
		Preferred Stock Warrants		1,183
		Preferred Stock		1,000

Total RazorGator Interactive Group, Inc.				4,079	1,855

Reply! Inc.(4)	Internet Consumer & Business Services	Senior Debt Matures June 2013 Interest rate Prime + 6.5% or Floor rate of 9.75%	$5,000	4,646	4,646
		Preferred Stock Warrants		320	320

Total Reply! Inc.				4,966	4,966

Total Internet Consumer & Business Services (1.76%)*				9,494	7,255

Lilliputian Systems, Inc.	Energy	Preferred Stock Warrants		106	3
		Common Stock Warrants		49	—

Total Lilliputian Systems, Inc.				155	3

Total Energy (0.00%)*				155	3

Box.net, Inc.	Information Services	Senior Debt Matures May 2011 Interest rate Prime + 1.50% or Floor rate of 7.50%	$213	270	270
		Senior Debt Matures September 2011 Interest rate Prime + 0.50% or Floor rate of 6.50%	$127	139	139
		Preferred Stock Warrants		73	184
		Preferred Stock Warrants		117	117
		Preferred Stock		500	500

Total Box.net, Inc.				1,099	1,210

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2010

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Buzznet, Inc.	Information Services	Preferred Stock Warrants		$9	$—
		Preferred Stock		250	37

Total Buzznet, Inc.				259	37

XL Education Corp.	Information Services	Common Stock		880	880

Total XL Education Corp.				880	880

hi5 Networks, Inc.	Information Services	Preferred Stock Warrants		213
		Preferred Stock		250	247

Total hi5 Networks, Inc.				463	247
Jab Wireless, Inc.	Information Services	Preferred Stock Warrants		265	122

Total Jab Wireless, Inc.				265	122

Solutionary, Inc.	Information Services	Preferred Stock Warrants		94
		Preferred Stock Warrants		2
		Preferred Stock		250	50

Total Solutionary, Inc.				346	50

Intelligent Beauty, Inc.	Information Services	Senior Debt Matures March 2013 Interest rate Prime + 8.0% or Floor rate of 11.25%	$5,812	5,563	5,557
		Senior Debt Matures October 2013 Interest rate Prime + 8.0% or Floor rate of 11.25%	$2,000	1,942	1,942
		Preferred Stock Warrants		230	230

Total Intelligent Beauty, Inc.				7,735	7,729

Good Technologies, Inc.	Information Services	Common Stock		603	150

Total Good Technologies, Inc.				603	150
Coveroo, Inc.	Information Services	Preferred Stock Warrants		7	—

Total Coveroo, Inc.				7

Zeta Interactive Corporation	Information Services	Preferred Stock Warrants		172	57
		Preferred Stock		500	375

Total Zeta Interactive Corporation				672	432

Total Information Services (2.63%)*				12,329	10,857

Novadaq Technologies, Inc.(5)	Diagnostic	Common Stock		1,415	675

Total Novadaq Technologies, Inc.				1,415	675

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2010

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Optiscan Biomedical Corp.	Diagnostic	Senior Debt Matures December 2013 Interest rate Prime + 7.0% or Floor rate of 10.25%	$10,750	$10,392	$10,392
		Preferred Stock Warrants		1,069	637
		Preferred Stock		3,656	3,207

Total Optiscan Biomedical Corp.				15,117	14,236

Total Diagnostic (3.61%)*				16,532	14,911

Kamada, LTD.(5)	Biotechnology Tools	Preferred Stock Warrants		159	164
		Common Stock		752	1,754

Total Kamada, LTD.				911	1,918

Labcyte, Inc.	Biotechnology Tools	Senior Debt Matures May 2013 Interest rate Prime + 8.6% or Floor rate of 11.85%	$3,885	3,761	3,821
		Common Stock Warrants		192

Total Labcyte, Inc.				3,953	3,821

NuGEN Technologies, Inc.	Biotechnology Tools	Preferred Stock Warrants		45	44
		Preferred Stock Warrants		33	1
		Preferred Stock		500	203

Total NuGEN Technologies, Inc.				578	248

Total Biotechnology Tools (1.45%)*				5,442	5,987

Crux Biomedical, Inc.	Surgical Devices	Preferred Stock Warrants		37
		Preferred Stock		250

Total Crux Biomedical, Inc.				287

Transmedics, Inc.(4)	Surgical Devices	Senior Debt Matures February 2014 Interest rate Prime + 9.70% or Floor rate of 12.95%	$8,375	8,913	8,913
		Preferred Stock Warrants		224	159
		Preferred Stock		1,100	1,100

Total Transmedics, Inc.				10,237	10,172

Total Surgical Devices (2.47%)*				10,524	10,172

Glam Media, Inc.	Media/Content/ Info	Preferred Stock Warrants		482	283

Total Glam Media, Inc.				482	283

Everyday Health, Inc.	Media/Content/ Info	Preferred Stock Warrants		60	630
		Preferred Stock		1,000	1,310

Total Everyday Health, Inc.				1,060	1,940

Total Media/Content/Info (0.54%)*				1,542	2,223

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2010

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
BrightSource Energy, Inc.(4)	Clean Tech	Senior Debt Matures December 2011 Interest rate Prime + 7.75% or Floor rate of 11.0%	$3,750	$3,265	$3,265
		Senior Debt Matures June 2012 Interest rate Prime + 9.55% or Floor rate of 12.80%	$4,583	4,156	4,156
		Preferred Stock Warrants		675	674

Total BrightSource Energy, Inc.				8,096	8,095
Calera, Inc.	Clean Tech	Senior Debt Matures July 2013 Interest rate Prime + 7.0% or Floor rate of 10.25%	$3,621	3,109	3,109
		Preferred Stock Warrants		513	527

Total Calera, Inc.				3,622	3,636
GreatPoint Energy, Inc.	Clean Tech	Senior Debt Matures October 2013 Interest rate Prime + 8.2% or Floor rate of 11.45%	$5,000	4,322	4,322
		Preferred Stock Warrants		548	627

Total GreatPoint Energy, Inc.				4,870	4,949
Propel Biofuels, Inc.	Clean Tech	Senior Debt Matures September 2013 Interest rate 11.0%	$2,118	1,880	1,850
		Preferred Stock Warrants		211	192

Total Propel Biofuels, Inc.				2,091	2,042
Solexel, Inc.	Clean Tech	Senior Debt Matures June 2013 Interest rate Prime + 8.25% or Floor rate of 11.50%	$1,109	1,010	1,010
		Senior Debt Matures June 2013 Interest rate Prime + 7.25% or Floor rate of 10.50%	$6,000	5,519	5,519
		Preferred Stock Warrants		335	292

Total Solexel, Inc.				6,864	6,821

Trilliant, Inc.	Clean Tech	Preferred Stock Warrants		88	99
		Preferred Stock Warrants		72	80

Total Trilliant, Inc.				160	179

Total Clean Tech (6.24%)*				25,703	25,722

Total Investments				$480,405	$472,032

*	Value as a percent of net assets
(1)	Preferred and common stock, warrants, and equity interests are generally non-income producing.
(2)	Gross unrealized appreciation, gross unrealized depreciation, and net depreciation for federal income tax purposes totaled $22,458, $32,232 and $9,774 respectively. The tax cost of investments is $481,432.
(3)	Except for warrants in ten publicly traded companies and common stock in five publicly traded companies, all investments are restricted at December 31, 2010 and were valued at fair value as determined in good faith by the Board of Directors. No unrestricted securities of the same issuer are outstanding. The Company uses the Standard Industrial Code for classifying the industry grouping of its portfolio companies.
(4)	Debt investments of this portfolio company have been pledged as collateral under the Wells Facility.
(5)	Non-U.S. company or the company’s principal place of business is outside the United States.
(6)	Affiliate investment that is defined under the Investment Company Act of 1940 as companies in which HTGC owns at least 5% but not more than 25% of the voting securities of the company.
(7)	Control investment that is defined under the Investment Company Act of 1940 as companies in which HTGC owns at least 25% of the voting securities of the company, or has greater than 50% representation on its board.
(8)	Debt is on non-accrual status at December 31, 2010, and is therefore considered non-income producing.

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED STATEMENT OF OPERATIONS

(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
Investment income:
Interest Income
Non Control/Non Affiliate investments	$16,405	$13,356	$50,146	$35,649
Affiliate investments	5	—	9	—
Control investments	—	766	777	2,487

Total interest income	$16,410	$14,122	$50,932	$38,136

Fees
Non Control/Non Affiliate investments	2,264	1,524	7,639	4,285
Control investments	10	—	84	246

Total fees	2,274	1,524	7,723	4,531

Total investment income	18,684	15,646	58,655	42,667

Operating expenses:
Interest	3,408	2,139	8,803	6,237
Loan fees	881	333	2,493	936
General and administrative	1,659	1,680	6,196	5,220
Employee Compensation:
Compensation and benefits	3,273	2,594	9,888	7,691
Stock-based compensation	870	752	2,518	1,959

Total employee compensation	4,143	3,346	12,406	9,650

Total operating expenses	10,091	7,498	29,898	22,043

Net investment income	8,593	8,148	28,757	20,624
Net realized gain (loss) on investments	(1,601)	(18,865)	3,429	(15,144)
Net increase (decrease) in unrealized appreciation on investments	(769)	2,894	(2,823)	(12,218)

Net realized and unrealized gain (loss)	(2,370)	(15,971)	606	(27,362)

Net increase (decrease) in net assets resulting from operations	$6,223	$(7,823)	$29,363	$(6,738)

Net investment income before investment gains and losses per common share:
Basic	$0.20	$0.23	$0.67	$0.57

Change in net assets per common share:
Basic	$0.14	$(0.23)	$0.67	$(0.20)

Diluted	$0.14	$(0.23)	$0.67	$(0.20)

Weighted average shares outstanding:
Basic	43,071	35,208	42,920	35,227

Diluted	43,337	35,208	43,251	35,227

See notes to consolidated financial statements (unaudited).

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

(unaudited)

(dollars and shares in thousands)

	Common Stock		Capital in excess of par value	Unrealized Appreciation on Investments	Accumulated Realized Gains(Losses) on Investments	Distributions in Excess of Investment Income	Provision for Income Taxes on Investment Gains	Net Assets
	Shares	Par Value
Balance at December 31, 2009	35,634	$35	$409,036	$(10,029)	$(28,129)	$(4,056)	$(342)	$366,515
Net increase in net assets resulting from operations	—	—	—	(12,218)	(15,144)	20,624	—	(6,738)
Issuance of common stock	413	—	1,856	—	—	—	—	1,856
Issuance of common stock under restricted stock plan	488	1	—	—	—	—	—	1
Acquisition of common stock under repurchase plan	(403)	—	(3,699)	—	—	—	—	(3,699)
Issuance of common stock as stock dividend	140	—	1,332	—	—	—	—	1,332
Retired shares from net issuance	(114)	—	(1,160)	—	—	—	—	(1,160)
Dividends declared	—	—	—	—	—	(21,582)	—	(21,582)
Stock-based compensation	—	—	2,024	—	—	—	—	2,024

Balance at September 30, 2010	36,158	$36	$409,389	$(22,247)	$(43,273)	$(5,014)	$(342)	$338,549

Balance at December 31, 2010	43,444	$43	$477,549	$(8,038)	$(51,033)	$(5,647)	$(342)	$412,532

Net increase in net assets resulting from operations	—	$—	$—	$(2,823)	$3,429	$28,757	$—	$29,363
Issuance of common stock	167	—	893	—	—	—	—	893
Issuance of common stock under restricted stock plan	253	—	—	—	—	—	—	—
Issuance of common stock as stock dividend	123	—	1,245	—	—	—	—	1,245
Retired shares from net issuance	(79)	—	(887)	—	—	—	—	(887)
Issuance of the Convertible Senior Notes (see Note 4)	—	—	5,190	—	—	—	—	5,190
Dividends declared	—	—	—	—	—	(28,853)	—	(28,853)
Stock-based compensation	—	—	2,567	—	—	—	—	2,567

Balance at September 30, 2011	43,908	$43	$486,557	$(10,861)	$(47,604)	$(5,743)	$(342)	$422,050

See notes to consolidated financial statements (unaudited).

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED STATEMENT OF CASH FLOWS

(unaudited)

(dollars in thousands)

	Nine Months Ended September 30,
	2011	2010
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$29,363	$(6,738)
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in and provided by
Purchase of investments	(337,631)	(242,360)
Principal payments received on investments	223,193	180,754
Proceeds from sale of investments	17,053	7,295
Net unrealized appreciation (depreciation) on investments	2,823	12,218
Net realized (gain) loss on investments	(3,429)	15,144
Accretion of paid-in-kind principal	(1,651)	(2,366)
Accretion of loan discounts	(5,752)	(3,026)
Accretion of loan discount on Convertible Senior Notes	496	—
Accretion of loan exit fees	—	(956)
Depreciation	268	298
Stock-based compensation	480	553
Amortization of restricted stock grants	2,088	1,471
Amortization of deferred loan origination revenue	(1,755)	(2,137)
Change in operating assets and liabilities:
Interest receivable	(147)	(347)
Prepaid expenses and other assets	3,279	541
Accounts payable	(810)	(103)
Income tax payable	—	8
Accrued liabilities	(429)	(5,891)

Net cash used in by operating activities	(72,561)	(45,642)
Cash flows from investing activities:
Purchases of capital equipment	(122)	(218)
Other long-term assets	—	(137)

Net cash used in investing activities	(122)	(355)
Cash flows from financing activities:
Proceeds from issuance of common stock, net	6	1,856
Stock repurchase program	—	(3,699)
Forfeiture of Stock due to Employee Option Exercises	—	(1,160)
Dividends paid	(27,607)	(20,250)
Borrowings of credit facilities	43,750	29,400
Repayments of credit facilities	(25,000)	—
Issuance of Convertible Senior Notes	75,000	—
Cash paid for issuance costs for Convertible Senior Notes	(3,110)
Fees paid for credit facilities and debentures	(1,061)	(1,967)

Net cash provided by financing activities	61,978	4,180

Net decrease in cash	(10,705)	(41,817)
Cash and cash equivalents at beginning of period	107,014	124,828

Cash and cash equivalents at end of period	$96,309	$83,011

See notes to Consolidated Financial Statements (unaudited).

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(unaudited)

1. Description of Business and Unaudited Interim Consolidated Financial Statements Basis of Presentation

Hercules Technology Growth Capital, Inc. (the “Company”) is a specialty finance company that provides debt and equity growth capital to technology-related companies at various stages of development, from seed and emerging growth to expansion and established stages of development, which include select publicly listed companies and select lower middle market technology companies. The Company sources its investments through its principal office located in Silicon Valley, as well as through its additional offices in Boston, Massachusetts, Boulder, Colorado and McLean, Virginia. The Company was incorporated under the General Corporation Law of the State of Maryland in December 2003.

The Company is an internally managed, non-diversified closed-end investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). From incorporation through December 31, 2005, the Company was taxed as a corporation under Subchapter C of the Internal Revenue Code of 1986, (the “Code”). Effective January 1, 2006, the Company has elected to be treated for tax purposes as a regulated investment company, or RIC, under the Code (see Note 5).

The Company formed Hercules Technology II, L.P. (“HT II”), which was licensed on September 27, 2006, and Hercules Technology III, L.P. (“HT III”), which was licensed on May 26, 2010 to operate as small business investment companies (“SBICs”) under the authority of the Small Business Administration (“SBA”). As SBICs, HT II and HT III are subject to a variety of regulations concerning, among other things, the size and nature of the companies in which they may invest and the structure of those investments. The Company also formed Hercules Technology SBIC Management, LLC (“HTM”), a limited liability company. HTM is a wholly-owned subsidiary of the Company. The Company is the sole limited partner of HT II and HT III and HTM is the general partner of HT II and HT III (see Note 4).

In aggregate, HT II and HT III hold approximately $334.9 million in assets and accounted for approximately 35.5% of our total assets prior to consolidation at September 30, 2011.

The Company also established wholly owned subsidiaries, all of which are structured as Delaware corporations and limited liability companies, to hold portfolio companies organized as limited liability companies, or LLCs (or other forms of pass-through entities). The Company currently qualifies as a RIC for federal income tax purposes, which allows the Company to avoid paying corporate income taxes on any income or gains that the Company distributes to our stockholders. The purpose of establishing these entities is to satisfy the RIC tax requirement that at least 90% of the Company’s gross income for income tax purposes is investment income.

The consolidated financial statements include the accounts of the Company and its subsidiaries. All inter-company accounts and transactions have been eliminated in consolidation. In accordance with Article 6 of Regulation S-X under the Securities Act of 1933 and the Securities and Exchange Act of 1934, the Company does not consolidate portfolio company investments. The accompanying consolidated interim financial statements are presented in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) for interim financial information, and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X under the Securities Act of 1933 and the Securities Exchange Act of 1934. Accordingly, certain disclosures accompanying annual consolidated financial statements prepared in accordance with U.S. GAAP are omitted. In the opinion of management, all adjustments consisting solely of normal recurring accruals considered necessary for the fair presentation of consolidated financial statements for the interim periods have been included. The current period’s results of operations are not necessarily indicative of results that ultimately may be achieved for the year. Therefore, the interim unaudited consolidated financial statements and notes should be read in conjunction with the audited consolidated financial statements and notes thereto for the period ended December 31, 2010. The year-end consolidated balance sheet data was derived from audited financial statements, but does not include all disclosures required by U.S. GAAP. Financial statements prepared on a U.S. GAAP basis require management to make estimates and assumptions that affect the amounts and disclosures reported in the consolidated financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Certain prior period information has been reclassified to conform to the current period presentation.

2. Valuation of Investments

The Company’s investments are carried at fair value in accordance with the 1940 Act and Accounting Standards Codification (“ASC”) topic 820 Fair Value Measurements and Disclosures, (formerly known as SFAS No. 157, Fair Value Measurements). At September 30, 2011, 83.7% of the Company’s total assets represented investments in portfolio companies that are valued at fair value by the Board of Directors. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the Board of Directors. The Company’s debt securities are primarily invested in equity sponsored technology-related companies including life science, clean technology and select lower middle market technology companies. Given the nature of lending to these types of businesses, the Company’s investments in these portfolio companies are considered Level 3 assets under ASC 820 because there is no known or accessible market or market indexes for these investment securities to be traded or exchanged. As such, the Company values substantially all of its investments at fair value as determined in good faith pursuant to a consistent valuation policy and the Company’s Board of Directors in accordance with the provisions of ASC 820 and the 1940 Act. Due to the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments determined in good faith by its Board may differ significantly from the value that would have been used had a readily available market existed for such investments, and the differences could be material.

Our Board of Directors may from time to time engage an independent valuation firm to provide the Company with valuation assistance with respect to certain of the Company’s portfolio investments on a quarterly basis. The Company intends to continue to engage an independent valuation firm to provide management with assistance regarding the Company’s determination of the fair value of selected portfolio investments each quarter unless directed by the Board of Directors to cancel such valuation services. The scope of services rendered by an independent valuation firm is at the discretion of the Board of Directors. The Company’s Board of Directors is ultimately and solely responsible for determining the fair value of the Company’s investments in good faith.

With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, the Company’s Board of Directors has approved a multi-step valuation process each quarter, as described below:

(1) the Company’s quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment;

(2) preliminary valuation conclusions are then documented and discussed with the Company’s investment committee;

(3) the valuation committee of the Board of Directors reviews the preliminary valuation of the investment committee and that of the independent valuation firm and responds to the valuation recommendation of the independent valuation firm to reflect any comments, if any; and

(4) the Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of, where applicable, the respective independent valuation firm and the valuation committee.

The Company adopted ASC 820 on January 1, 2008. ASC 820 establishes a framework for measuring the fair value of the assets and liabilities and outlines a fair value hierarchy which prioritizes the inputs used to measure fair value and the effect of fair value measures on earnings. ASC 820 also enhances disclosure requirements for fair value measurements based on the level within the hierarchy of the information used in the valuation. ASC 820 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value but does not expand the use of fair value in any new circumstances. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The Company has categorized all investments recorded at fair value in accordance with ASC 820 based upon the level of judgment associated with the inputs used to measure their fair value. Hierarchical levels, defined by ASC 820 and directly related to the amount of subjectivity associated with the inputs to fair valuation of these assets and liabilities, are as follows:

Level 1—Inputs are unadjusted, quoted prices in active markets for identical assets at the measurement date. The types of assets carried at Level 1 fair value generally are equities listed in active markets.

Level 2—Inputs (other than quoted prices included in Level 1) are either directly or indirectly observable for the asset in connection with market data at the measurement date and for the extent of the instrument’s anticipated life. Fair valued assets that are generally included in this category are warrants held in a public company.

Level 3—Inputs reflect management’s best estimate of what market participants would use in pricing the asset at the measurement date. It includes prices or valuations that require inputs that are both significant to the fair value measurement and unobservable. Generally, assets carried at fair value and included in this category are the debt investments and warrants and equities held in a private company.

Debt Investments

The Company follows the guidance set forth in ASC 820 which establishes a framework for measuring the fair value of assets and liabilities and outlines a fair value hierarchy which prioritizes the inputs used to measure fair value and the effect of fair value measures on earnings. The Company’s debt securities are primarily invested in equity sponsored technology, life science and clean technology companies. Given the nature of lending to these types of businesses, the Company’s investments in these portfolio companies are considered Level 3 assets under ASC 820 because there is no known or accessible market or market indexes for these investment securities to be traded or exchanged.

The Company applies a procedure that assumes a sale of investment in a hypothetical market to a hypothetical market participant where buyers and sellers are willing participants. The hypothetical market does not include scenarios where the underlying security was simply repaid or extinguished, but includes an exit concept. Under this process, the Company also evaluates the collateral for recoverability of the debt investments as well as applies all of its historical fair value analysis. The Company uses pricing on recently issued comparable debt securities to determine the baseline hypothetical market yields as of the measurement date. The Company considers each portfolio company’s credit rating, security liens and other characteristics of the investment to adjust the baseline yield to derive a hypothetical yield for each investment as of the measurement date. The anticipated future cash flows from each investment are then discounted at the hypothetical yield to estimate each investment’s fair value as of the measurement date.

The Company’s process includes, among other things, the underlying investment performance, the current portfolio company’s financial condition and market changing events that impact valuation, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date. If there is a significant deterioration of the credit quality of a debt investment, the Company may consider other factors to estimate fair value, including the proceeds that would be received in a liquidation analysis.

The Company records unrealized depreciation on investments when it believes that an investment has decreased in value, including where collection of a loan is doubtful or if under the in exchange premise when the value of a debt security was to be less than amortized cost of the investment. Conversely, where appropriate, the Company records unrealized appreciation if it believes that the underlying portfolio company has appreciated in value and, therefore, that its investment has also appreciated in value or if under the in exchange premise the value of a debt security were to be greater than amortized cost.

When originating a debt instrument, the Company generally receives warrants or other equity-related securities from the borrower. The Company determines the cost basis of the warrants or other equity-related securities received based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt and warrants or other equity-related securities received. Any resulting discount on the loan from recordation of the warrant or other equity instruments is accreted into interest income over the life of the loan.

Equity-Related Securities and Warrants

Securities that are traded in the over-the-counter markets or on a stock exchange will be valued at the prevailing bid price at period end. We have a limited number of equity securities in public companies. In accordance with the 1940 Act, unrestricted publicly traded securities for which market quotations are readily available are valued at the closing market quote on the valuation date.

The Company estimates the fair value of warrants using a Black Scholes pricing model. At each reporting date, privately held warrant and equity related securities are valued based on an analysis of various factors including, but not limited to, the portfolio company’s operating performance and financial condition and general market conditions, price to enterprise value or price to equity ratios, discounted cash flow, valuation comparisons to comparable public companies or other industry benchmarks. When an external event occurs, such as a purchase transaction, public offering, or subsequent equity sale, the pricing indicated by that external event is utilized to corroborate the Company’s valuation of the warrant and equity related. The Company periodically reviews the valuation of its portfolio companies that have not been involved in a qualifying external event to determine if the enterprise value of the portfolio company may have increased or decreased since the last valuation measurement date.

Investments measured at fair value on a recurring basis are categorized in the tables below based upon the lowest level of significant input to the valuations as of September 30, 2011 (unaudited) and as of December 31, 2010:

		Investments at Fair Value as of September 30, 2011
(in thousands) Description	9/30/2011	Quoted Prices In Active Markets For Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Senior secured debt	$513,367	$—	$—	$513,367
Preferred stock	28,928	—	—	28,928
Common stock	6,864	5,889	—	975
Warrants	27,318	—	3,023	24,295

	$576,477	$5,889	$3,023	$567,565

		Investments at Fair Value as of December 31, 2010
(in thousands) Description	12/31/2010	Quoted Prices In Active Markets For Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Senior secured debt	$394,198	$—	$—	$394,198
Subordinated debt	7,420	—	—	7,420
Preferred stock	24,607	—	—	24,607
Common stock	22,117	4,943	16,144	1,030
Warrants	23,690	—	6,289	17,401

	$472,032	$4,943	$22,433	$444,656

The table below presents reconciliation for all financial assets and liabilities measured at fair value on a recurring basis, excluding accrued interest components, using significant unobservable inputs (Level 3) for the nine months ended September 30, 2011 (unaudited) and for the year ended December 31, 2010.

(in thousands)	Balance, January 1, 2011	Net Realized Gains (losses)(1)	Net change in unrealized appreciation or depreciation(2)	Purchases	Sales	Repayments	Exit	Gross Transfers into Level 3(3)	Gross Transfers out of Level 3(3)	Balances, September 30, 2011
Senior Debt	$394,198	$(4,302)	$3,404	$362,866	$—	$(239,299)$	—	$—	$(3,500)	$513,367
Subordinated Debt	7,420	—	—	—	—	(7,420)	—	—	—	—
Preferred Stock	24,607	(941)	193	1,569	—	—	—	3,500	—	28,928
Common Stock	1,030	—	(55)	—	—	—	—	—	—	975
Warrants	17,401	(978)	5,034	4,505	—	—	(402)	—	(1,265)	24,295

Total	$444,656	$(6,221)	$8,576	$368,940	$—	$(246,719)	$(402)	$3,500	$(4,765)	$567,565

(in thousands)	Balance, January 1, 2010	Net Realized Gains (losses)(1)	Net change in unrealized appreciation or depreciation(2)	Purchases, sales, repayments, and exit, net	Transfer in & out of Level 3	Balances, December 31, 2010
Senior Debt	$319,129	$(12,835)	$(3,076)	$98,058	$(7,078)	$394,198
Subordinated Debt	—	—	—	7,420	—	7,420
Senior Debt-Second Lien	6,005	—	—	(6,005)	—	—
Preferred Stock	22,875	(1,250)	(995)	2,603	1,374	24,607
Common Stock	1,773	(15,037)	(743)	15,037	—	1,030
Warrants	11,076	(1,225)	568	8,650	(1,668)	17,401

Total	$360,858	$(30,347)	$(4,246)	$125,763	$(7,372)	$444,656

(1)	Includes net realized gains (losses) recorded as realized gains or losses in the accompanying consolidated statements of operations.
(2)	Included in change in net unrealized appreciation or depreciation in the accompanying consolidated statements of operations.
(3)	Transfers in/out of Level 3 relate to the conversion of MaxVision Holding, LLC. debt to equity during the second quarter and the initial public offering of Pacira Pharmaceuticals, Inc.

For the nine months ended September 30, 2011, approximately $3.4 million and $3.8 million in unrealized appreciation was recorded for debt and warrant Level 3 investments, respectively, relating to assets still held at the reporting date. For the same period, approximately $747,000 in unrealized depreciation was recorded for equity Level 3 investments relating to assets still held at the reporting date.

For the year ended December 31, 2010, approximately $3.1 million, $3.0 million and $461,000 in unrealized depreciation was recorded for debt, equity and warrant Level 3 investments, respectively, relating to assets still held at the reporting date.

As required by the 1940 Act, the Company classifies its investments by level of control. “Control Investments” are defined in the 1940 Act as investments in those companies that the Company is deemed to “Control”. Generally, under the 1940 Act, the Company is deemed to “Control” a company in which it has invested if it owns 25% or more of the voting securities of such company or has greater than 50% representation on its board. “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of the Company, as defined in the 1940 Act, which are not Control Investments. The Company is deemed to be an “Affiliate” of a company in which it has invested if it owns 5% or more but less than 25% of the voting securities of such company. “Non-Control/Non-Affiliate Investments” are investments that are neither Control Investments nor Affiliate Investments.

The following table summarizes our realized and unrealized gain and loss and changes in our unrealized appreciation and depreciation on control and affiliate investments for the three and nine months ended September 30, 2011 and September 30, 2010:

(in thousands)	Three months ended September 30, 2011					Nine months ended September 30, 2011
Portfolio Company	Type	Fair Value at September 30, 2011	Investment Income	Unrealized (Depreciation ) /Appreciation	Realized Gain /(Loss)	Investment Income	Unrealized (Depreciation) /Appreciation	Reversal of Unrealized (Depreciation) /Appreciation	Realized Gain/ (Loss)
MaxVision Holding, LLC.	Control	$2,983	$10	$14	$—	$861	$(3,546)	—	$—
E-Band Communiations, Corp.	Non-Controlled Affiliate	—	5	(53)	—	9	(3,425)	—	—

Total		$2,983	$15	$(39)	$—	$870	$(6,971)	$—	$—

(in thousands)	Three months ended September 30, 2010					Nine months ended September 30, 2010
Portfolio Company	Type	Fair Value at September 30, 2011	Investment Income	Unrealized (Depreciation) /Appreciation	Realized Gain /(Loss)	Investment Income	Unrealized (Depreciation) /Appreciation	Reversal of Unrealized (Depreciation) /Appreciation	Realized Gain /(Loss)
InfoLogix, Inc.	Control	$33,935	$796	$(4,266)	$—	$2,448	$(1,419)	$128	$2,491
E-Band Communiations, Corp.	Non-Controlled Affiliate	2,846	—	(371)	—	—	572	—	—

Total		$36,781	$796	$(4,637)	$—	$2,448	$(847)	$128	$2,491

The Company’s investment in InfoLogix, Inc., a company that was a Control Investment as of December 31, 2010, was sold to Stanley Black & Decker (NYSE:SWK) in January 2011. Approximately $8.3 million of realized gains and $8.4 million of net change in unrealized depreciation was recognized on this control investment during the three-month period ended March 31, 2011.

A summary of the composition of the Company’s investment portfolio as of September 30, 2011 (unaudited) and December 31, 2010 at fair value is shown as follows:

	September 30, 2011		December 31, 2010
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Senior secured debt with warrants	$414,723	71.9%	$357,963	75.8%
Senior secured debt	125,962	21.9%	59,251	12.6%
Preferred stock	28,928	5.0%	26,813	5.7%
Subordinated Debt	—	0.0%	8,094	1.7%
Common Stock	6,864	1.2%	19,911	4.2%

	$576,477	100.0%	$472,032	100.0%

A summary of the Company’s investment portfolio, at value, by geographic location as of September 30, 2011 (unaudited) and as of December 31, 2010 is shown as follows:

	September 30, 2011		December 31, 2010
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
United States	$562,296	97.5%	$438,585	92.9%
Canada	808	0.1%	20,876	4.4%
England	9,082	1.6%	10,653	2.3%
Ireland	3,893	0.7%	—	0.0%
Israel	398	0.1%	1,918	0.4%

	$576,477	100.0%	$472,032	100.0%

The following table shows the fair value of our portfolio by industry sector at September 30, 2011 (unaudited) and December 31, 2010:

	September 30, 2011		December 31, 2010
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Drug Discovery	$81,264	14.1%	$52,777	11.2%
Drug Delivery	66,734	11.6%	35,250	7.5%
Internet Consumer & Business Services	65,975	11.4%	7,255	1.5%
Specialty Pharmaceuticals	61,603	10.7%	63,607	13.5%
Clean Tech	59,793	10.4%	25,722	5.4%
Communications & Networking	56,119	9.7%	65,098	13.8%
Information Services	38,812	6.7%	10,857	2.3%
Therapeutic	32,562	5.7%	25,300	5.4%
Media/Content/Info	30,852	5.4%	2,223	0.5%
Biotechnology Tools	23,796	4.1%	5,987	1.3%
Software	22,094	3.8%	96,508	20.4%
Diagnostic	14,889	2.6%	14,911	3.2%
Surgical Devices	7,683	1.3%	10,172	2.1%
Semiconductors	6,916	1.2%	3,227	0.7%
Consumer & Business Products	4,345	0.8%	45,316	9.6%
Electronics & Computer Hardware	3,040	0.5%	7,819	1.6%
Energy	—	0.0%	3	0.0%

	$576,477	100.0%	$472,032	100.0%

During the three and nine-month periods ended September 30, 2011 the Company made investments in debt securities, including restructured loans, totaling approximately $146.1 million and $351.3 million, respectively. During the three and nine-month periods ended September 30, 2011 the Company funded equity investments of approximately $1.1 million and $1.6 million, respectively. During the three and nine-month periods ended September 30, 2010, the Company made investments in debt securities, including restructured loans, totaling approximately $55.7 million and $286.0 million, respectively, and funded equity investments, including restructured loans, of approximately $187,000 and $18.0 million for the three and nine-month periods ended September 30, 2010.

During the three-months ended September 30, 2011, the Company recognized no realized gains or losses and for the nine-months ended September 30, 2011 the Company recognized net realized gains of approximately $10.1 million from the sale of common stock in its public portfolio companies. During the three and nine-months ended September 30, 2011, the Company recognized realized losses of approximately $1.6 million and $6.7 million from equity, loan, and warrant investments in portfolio companies that have been liquidated. During the nine months ended September 30, 2010, we recognized net realized gains of approximately $3.6 million from the sale of common stock in public portfolio companies, approximately $465,000 from mergers of private portfolio companies and realized losses of approximately $19.2 million from equity and warrant investments in portfolio companies that have been liquidated. During the three months ended September 30, 2010 we recognized realized losses of approximately $18.9 million from equity and loan investments in portfolio companies that have been liquidated.

Loan origination and commitment fees received in full at the inception of a loan are deferred and amortized into fee income as an enhancement to the related loan’s yield over the contractual life of the loan. Loan exit fees to be paid at the termination of the loan are accreted into interest income over the contractual life of the loan. The Company had approximately $9.8 million and $6.6 million of unamortized fees at September 30, 2011 and December 31, 2010, respectively, and approximately $7.2 million and $5.1 million in exit fees receivable at September 30, 2011 and December 31, 2010, respectively.

The Company has loans in its portfolio that contain a payment-in-kind (“PIK”) provision. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain the Company’s status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends even though the Company has not yet collected the cash. Amounts necessary to pay these dividends may come from available cash or the liquidation of certain investments. The Company recorded approximately $285,000 and $1.4 million in PIK income in the three and nine-month periods ended September 30, 2011, respectively. The Company recorded approximately $552,000 and $1.7 million in PIK income in the same periods ended September 30, 2010, respectively.

In certain investment transactions, the Company may provide advisory services. For services that are separately identifiable and external evidence exists to substantiate fair value, income is recognized as earned, which is generally when the investment transaction closes. The Company had no income from advisory services in the three and nine-month periods ended September 30, 2011.

In some cases, the Company collateralizes its investments by obtaining a first priority security interest in a portfolio company’s assets, which may include their intellectual property. In other cases, the Company may obtain a negative pledge covering a company’s intellectual property. At September 30, 2011, approximately 60.9% of the Company’s portfolio company loans were secured by a first priority security in all of the assets of the portfolio company, 38.3% of the loans were to porfolio companies that were prohibited from pledging or encumbering their intellectual property and 0.8% of portfolio company loans had an equipment only lien.

3. Fair Value of Financial Instruments

Fair value estimates are made at discrete points in time based on relevant information. These estimates may be subjective in nature and involve uncertainties and matters of significant judgment and, therefore, cannot be determined with precision. The Company believes that the carrying amounts of its financial instruments, consisting of cash and cash equivalents, receivables, accounts payable and accrued liabilities approximate the fair values of such items due to the short maturity of such instruments. The Convertible Senior Notes and the SBIC debentures as sources of liquidity remain a strategic advantage due to their flexible structure, long-term duration, and low fixed interest rates. Based on market quotations on or around September 30, 2011 the Convertible Senior Notes were trading for $0.875 per dollar at par value. Calculated based on the net present value of payments over the term of the notes using estimated market rates for similar notes and remaining terms, the fair value of its SBIC debentures would be approximately $211.6 million, compared to the carrying amount of $188.8 million as of September 30, 2011.

See the accompanying Consolidated Schedule of Investments for the fair value of the Company’s investments. The methodology for the determination of the fair value of the Company’s investments is discussed in Note 1.

4. Borrowings

Long-term SBA Debentures

On September 27, 2006, HT II received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and regulatory capital. Under the Small Business Investment Company Act and current SBA policy applicable to SBICs, a SBIC can have outstanding at any time SBA guaranteed debentures up to twice the amount of its regulatory capital. As of September 30, 2011, the maximum statutory limit on the dollar amount of outstanding SBA guaranteed debentures issued by a single SBIC is $150.0 million, subject to periodic adjustments by the SBA. The Company’s net investment of $75.0 million in HT II as of September 30, 2011 fully funds the required regulatory capital for HT II. HT II has a total of $125.0 million of SBA guaranteed debentures outstanding as of September 30, 2011 and has paid the SBA commitment fees of approximately $1.5 million. As of September 30, 2011, the Company held investments in HT II in 84 companies with a fair value of approximately $180.8 million, accounting for approximately 31.4% of the Company’s total portfolio.

On May 26, 2010, HT III received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and additional contributions to regulatory capital. With the Company’s net investment of $50.0 million in HT III as of September 30, 2011, HT III has the capacity to issue a total of $100.0 million of SBA guaranteed debentures, subject to SBA approval, of which $63.75 million was outstanding as of September 30, 2011. As of September 30, 2011, HT III has paid commitment fees of approximately $750,000. As of September 30, 2011, the Company held investments in HT III in 20 companies with a fair value of approximately $92.4 million, accounting for approximately 16.0% of the Company’s total portfolio. See Note 12.

There is no assurance that HT II or HT III will be able to draw to the maximum limit available under the SBIC program.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under present SBA regulations, eligible small businesses include businesses that have a tangible net worth not exceeding $18 million and have average annual fully taxed net income not exceeding $6.0 million for the two most recent fiscal years. In addition, SBICs must devote 25.0% of its investment activity to “smaller” concerns as defined by the SBA. A smaller concern is one that has a tangible net worth not exceeding $6.0 million and has average annual fully taxed net income not exceeding $2.0 million for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. Through its wholly-owned subsidiaries HT II and HT III, the Company plans to provide long-term loans to qualifying small businesses, and in connection therewith, make equity investments.

HT II and HT III are periodically examined and audited by the SBA’s staff to determine their compliance with SBA regulations. If HT II or HT III fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit HT II’s or HT III’s use of debentures, declare outstanding debentures immediately due and payable, and/or limit HT II or HT III from making new investments. In addition, HT II or HT III may also be limited in their ability to make distributions to the Company if they do not have sufficient capital in accordance with SBA regulations. Such actions by the SBA would, in turn, negatively affect the Company because HT II and III are the Company’s wholly owned subsidiaries. HT II and HT III were in compliance with the terms of the SBIC’s leverage as of September 30, 2011 as a result of having sufficient capital as defined under the SBA regulations. As of September 30, 2011, HT III could draw up to $36.25 million of additional leverage from SBA.

The rates of borrowings under various draws from the SBA beginning in April 2007 are set semiannually in March and September and range from 2.88% to 5.73%. Interest payments on SBA debentures are payable semi-

annually. There are no principal payments required on these issues prior to maturity and no prepayment penalties. Debentures under the SBA generally mature ten years after being borrowed. Based on the initial draw down date of April 2007, the initial maturity of SBA debentures will occur in April 2017. In addition, the SBA charges a fee that is set annually, depending on the Federal fiscal year the leverage commitment was delegated by the SBA, regardless of the date that the leverage was drawn by the SBIC. The annual fees related to HT II debentures that pooled on September 22, 2010 were 0.406% and 0.285%, depending upon the year the underlying commitment was closed in. The annual fee related to HT III debentures that pooled on September 21, 2011 was 0.285%. The annual fees on other debentures have been set at 0.906%. The average amount of debentures outstanding for the quarter ended September 30, 2011 for HT II was approximately $125.0 million with an average interest rate of approximately 5.0%. The average amount of debentures outstanding for the quarter ended September 30, 2011 for HT III was approximately $63.75 million with an average interest rate of approximately 3.5%.

In aggregate, HT II and HT III hold approximately $334.9 million in assets, and accounted for approximately 35.5% of our total assets prior to consolidation at September 30, 2011.

The Company reported the following SBA debentures outstanding on its Consolidated Balance Sheet as of September 30, 2011 (unaudited) and December 31, 2010:

(in thousands) Issuance/Pooling Date	Maturity Date	Interest Rate(1)	September 30, 2011	December 31, 2010
SBA Debentures:
September 26, 2007	September 1, 2017	6.43%	$12,000	$12,000
March 26, 2008	March 1, 2018	6.38%	$58,050	$58,050
September 24, 2008	September 1, 2018	6.63%	$13,750	$38,750
March 25, 2009	March 1, 2019	5.53%	$18,400	$18,400
September 23, 2009	September 1, 2019	4.64%	$3,400	$3,400
September 22, 2010	September 1, 2020	3.62%	$6,500	$6,500
September 22, 2010	September 1, 2020	3.50%	$22,900	$32,900
March 29, 2011	March 1, 2021	4.37%	$28,750	$—
September 21, 2011	September 1, 2021	3.16%	$25,000	$—

Total SBA Debentures			$188,750	$170,000

(1)	Interest rate includes annual charge

At September 30, 2011 (unaudited) and December 31, 2010, the Company had the following borrowing capacity and outstanding borrowings:

	September 30, 2011		December 31, 2010
	Total Available	Carrying Value(1)	Total Available	Carrying Value(1)
Union Bank Facility	$20,000	$—	$20,000	$—
Wells Facility	75,000	—	50,000	—
Convertible Senior Notes(2)	75,000	70,082	—	—
SBA Debenture(3)	225,000	188,750	225,000	170,000

Total	$395,000	$258,832	$295,000	$170,000

(1)	Except for the Convertible Senior Notes (as defined below), all carrying values are the same as the principal amount outstanding.
(2)

Represents the aggregate principal amount outstanding of the Convertible Senior Notes (as defined below) less the unaccreted discount initially recorded upon issuance of the Convertible Senior Notes. The total unaccreted discount for the Convertible Senior Notes was $4,918 at September 30, 2011.

(3)	The Company has the ability to borrow an additional $36.3 million subject to SBA approval and compliance with SBIC regulations for which they have received commitment.

Wells Facility

On August 25, 2008, the Company, through a special purpose wholly-owned subsidiary of the Company, Hercules Funding II, LLC, entered into a two-year revolving senior secured credit facility with an optional one-year extension with total commitments of $50.0 million, with Wells Fargo Capital Finance as a lender and as an arranger and administrative agent (the “Wells Facility”). The Wells Facility has the capacity to increase to $300.0 million if additional lenders are added to the syndicate. The Wells Facility expired in August 2011. Borrowings under the Wells Facility will generally bear interest at a rate per annum equal to LIBOR plus 3.25% or PRIME plus 2.0%, but not less than 5.0%. The Wells Facility is collateralized by debt investments in our portfolio companies, and includes an advance rate equal to 50% of eligible loans placed in the collateral pool. The Wells Facility generally requires payment of interest on a monthly basis. All outstanding principal is due upon maturity. The Company has paid a total of approximately $1.1 million in structuring fees in connection with the Wells Facility which has been amortized through August 2011.

The Wells Facility requires various financial and operating covenants. These covenants require the Company to maintain certain financial ratios and a minimum tangible net worth of $250.0 million, contingent upon the Company’s total commitments under all lines of credit not exceeding $250.0 million. To the extent our total commitment exceeds $250.0 million, the minimum tangible net worth covenant will increase on a pro rata basis commensurate with our net worth on a dollar for dollar basis. In addition, the tangible net worth covenant will increase by 90 cents on the dollar for every dollar of equity capital subsequently raised by the Company. The Wells Facility provides for customary events of default, including, but not limited to, payment defaults, breach of representations or covenants, bankruptcy events and change of control. The Company was in compliance with all covenants at September 30, 2011.

On June 20, 2011, we renewed the Wells Facility. Under this three-year senior secured facility, Wells Fargo Capital Finance has made commitments of $75.0 million. Borrowings under the facility will generally bear interest at a rate per annum equal to LIBOR plus 3.50%, with a floor of 5.00% and an advance rate of 50% against eligible loans. The facility will be secured by loans in the borrowing base. The Wells Facility requires various financial and operating covenants. These covenants require the Company to maintain certain financial ratios and a minimum tangible net worth in an amount, when added to outstanding Subordinated Indebtedness, that is in excess of $314.0 million plus 90% of the cumulative amount of equity raised after March 31, 2011. The Wells Facility requires the monthly payment of a non-use fee of 0.3% for each payment date on or before September 1, 2011. The monthly payment of a non-use fee thereafter shall depend on the average balance that was outstanding on a scale between 0.0% and 0.75%. From September 1, 2011 through September 30, 2011, this non-use fee was 0.75%. The facility contains an accordion feature, in which we can increase the credit line up to an aggregate of $300.0 million, funded by additional lenders and with the agreement of Wells Fargo Capital Finance and subject to other customary conditions. This new arrangement replaced the previous $300.0 million Wells Facility under which Wells Fargo Capital Finance had committed $50.0 million in capital. On June 20, 2011, we paid an additional $1.1 million in structuring fees in connection with the Wells Facility which is being amortized through August 2014. There was no outstanding debt under the Wells Facility at September 30, 2011.

Union Bank Facility

On February 10, 2010, the Company entered a $20.0 million one-year revolving senior secured credit facility with Union Bank (the “Union Bank Facility”). Borrowings under the Union Bank Facility will generally bear interest at a rate per annum equal to LIBOR plus 2.25% with a floor of 4.0%, an advance rate of 50% against eligible loans, and secured by loans in the borrowing base. The Union Bank Facility required the payment of a non-use fee of 0.25% annually. The Union Bank Facility is collateralized by debt investments in the Company’s portfolio companies, and includes an advance rate equal to 50.0% of eligible loans placed in the collateral pool. The Union Bank Facility generally requires payment of interest on a monthly basis. All outstanding principal is due upon maturity. In February 2011, the maturity date of the facility was extended from May 1, 2011 to July 31, 2011. Union Bank Facility provides for customary events of default, including, but not limited to, payment defaults, breach of representations or covenants, bankruptcy events and change of control. The Company was in compliance with all covenants at September 30, 2011.

On June 7, 2011, the Company entered into an amendment to the Union Bank Facility which extended the borrowing termination date to September 30, 2011. The amendment to the Union Bank Facility also amends the maturity date of Union Bank’s $20.0 million commitment to mean the earliest of: (a) December 31, 2011; (b) the date on which Union Bank’s obligation to make loans is terminated and the obligations are declared to be due and payable or the commitment is terminated; or (c) the date of prepayment in full by the Company. There was no outstanding debt under the Union Bank Facility at September 30, 2011.

On November 2, 2011, the Company renewed and amended the Union Bank Facility. Union Bank and RBC Capital Markets have made commitments of $30.0 million and $25.0 million, respectively. The Union Bank Facility requires various financial and operating covenants. These covenants require the Company to maintain certain financial ratios and a minimum tangible net worth in an amount, when added to outstanding Subordinated Indebtedness, that is in excess of $314.0 million plus 90% of the amount of net cash proceeds received from the sale of common stock after March 31, 2011. The Union Bank Facility will mature on November 2, 2014, approximately three years from the date of issuance, revolving through the first 24 months with a term out provision for the remaining 12 months. The Union Bank Facility requires the payment of a non-use fee of 0.50% annually. The other terms of the Union Bank Facility generally remain unchanged, including the stated interest rate. The Union Bank Facility contains an accordion feature, in which we can increase the credit line up to an aggregate of $150.0 million, funded by additional lenders and with the agreement of Union Bank and subject to other customary conditions.

Citibank Credit Facility

The Company, through Hercules Funding Trust I, an affiliated statutory trust, had a securitized credit facility (the “Citibank Credit Facility”) with Citigroup Global Markets Realty Corp. During the first quarter of 2009, the Company paid off all remaining principal and interest owed under the Citibank Credit Facility. Citigroup has an equity participation right through a warrant participation agreement on the pool of loans and warrants collateralized under the Citibank Credit Facility. Pursuant to the warrant participation agreement, the Company granted to Citigroup a 10% participation in all warrants held as collateral. However, no additional warrants were included in collateral subsequent to the facility amendment on May 2, 2007. As a result, Citigroup is entitled to 10% of the realized gains on the warrants until the realized gains paid to Citigroup pursuant to the agreement equal $3,750,000 (the “Maximum Participation Limit”). The obligations under the warrant participation agreement continue even after the Citibank Credit Facility was terminated until the Maximum Participation Limit has been reached. The value of their participation right on unrealized gains in the related equity investments was approximately $727,000 as of September 30, 2011 and is included in accrued liabilities. There can be no assurances that the unrealized appreciation of the warrants will not be higher or lower in future periods due to fluctuations in the value of the warrants. Since inception of the agreement, the Company has paid Citigroup approximately $1.1 million under the warrant participation agreement thereby reducing its realized gains by this amount. The Company will continue to pay Citigroup under the warrant participation agreement until the Maximum Participation Limit is reached or the warrants expire.

Convertible Senior Notes

In April 2011, the Company issued $75.0 million in aggregate principal amount of 6.00% convertible senior notes (the “Convertible Senior Notes”) due 2016.

The Convertible Senior Notes mature on April 15, 2016 (the “Maturity Date”), unless previously converted or repurchased in accordance with their terms. The Convertible Senior Notes bear interest at a rate of 6.00% per year payable semiannually in arrears on April 15 and October 15 of each year, commencing on October 15, 2011. The Convertible Senior Notes are the Company’s senior unsecured obligations and rank senior in right of payment to the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the Convertible Senior Notes; equal in right of payment to the Company’s existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of the Company’s secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.

        Prior to the close of business on the business day immediately preceding October 15, 2015, holders may convert their Convertible Senior Notes only under certain circumstances set forth in the Indenture. On or after October 15, 2015 until the close of business on the scheduled trading day immediately preceding the Maturity Date, holders may convert their Convertible Senior Notes at any time. Upon conversion, the Company will pay or deliver, as the case may be, at its election, cash, shares of its common stock or a combination of cash and shares of its common stock. The conversion rate will initially be 84.0972 shares of common stock per $1,000 principal amount of Convertible Senior Notes (equivalent to an initial conversion price of approximately $11.89 per share of common stock). The conversion rate will be subject to adjustment in some events but will not be adjusted for any accrued and unpaid interest. In addition, if certain corporate events occur prior to the Maturity Date, the conversion rate will be increased for converting holders.

The Company may not redeem the Convertible Senior Notes prior to maturity. No sinking fund is provided for the Convertible Senior Notes. In addition, if certain corporate events occur, holders of the Convertible Senior Notes may require the Company to repurchase for cash all or part of their Convertible Senior Notes at a repurchase price equal to 100% of the principal amount of the Convertible Senior Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the required repurchase date.

The Convertible Senior Notes are accounted for in accordance with ASC 470-20 (previously FASB Staff Position No. APB 14-1, “Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)”). In accounting for the Convertible Senior Notes, we estimated at the time of issuance that the values of the debt and the embedded conversion feature of the Convertible Senior Notes were approximately 92.8% and 7.2%, respectively. The original issue discount of 7.2% attributable to the conversion feature of the Convertible Senior Notes was recorded in “capital in excess of par value” in the accompanying consolidated balance sheet. As a result, the Company records interest expense comprised of both stated interest expense as well as accretion of the original issue discount. Additionally, the issuance costs associated with the Convertible Senior Notes were allocated to the debt and equity components in proportion to the allocation of the proceeds and accounted for as debt issuance costs and equity issuance costs, respectively. At the time of issuance, the debt issuance costs and equity issuance costs were approximately $2.9 million and $224,000, respectively. At the time of issuance and as of September 30, 2011, the equity component, net of issuance costs, as recorded in the “capital in excess of par value” in the balance sheet was approximately $4.9 million.

As of September 30, 2011, the components of the carrying value of the Convertible Senior Notes were as follows:

(in thousands)	As of September 30, 2011
Principal amount of debt	$75,000
Original issue discount, net of accretion	(4,918)

Carrying value of debt	$70,082

For the three and nine months ended September 30, 2011, the components of interest expense and cash paid for interest expense for the Convertible Senior Notes were as follows:

(in thousands)	Three Months Ended September 30, 2011	Nine Months Ended September 30, 2011
Stated interest expense	$1,125	$2,062
Accretion of original issue discount	270	496
Amortization of debt issuance cost	144	264

Total interest expense	$1,539	$2,822

Cash paid for interest expense	$—	$—

The estimated effective interest rate of the debt component of the Convertible Senior Notes, equal to the stated interest of 6.0% plus the accretion of the original issue discount, was approximately 7.9% for the three and nine months ended September 30, 2011.

5. Income taxes

The Company has elected to be taxed as a RIC under Subchapter M of the Code and intends to continue operate so as to qualify to be taxed as a RIC under Subchapter M of the Code and, as such, will not be subject to federal income tax on the portion of taxable income and gains distributed to stockholders.

To qualify as a RIC, the Company is required to meet certain income and asset diversification tests in addition to distributing at least 90% of its investment company taxable income, as defined by the Code. The amount to be paid out as a dividend is determined by the Board of Directors each quarter and is based upon the annual earnings estimated by the management of the Company. To the extent that the Company’s earnings fall below the amount of dividends declared, however, a portion of the total amount of the Company’s dividends for the fiscal year may be deemed a return of capital for tax purposes to the Company’s stockholders.

Taxable income includes the Company’s taxable interest, dividend and fee income, as well as taxable net capital gains. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses are not included in taxable income until they are realized.

Taxable income includes non-cash income, such as changes in accrued and reinvested interest and dividends, which includes contractual payment-in-kind interest, and the amortization of discounts and fees. Cash collections of income resulting from contractual PIK interest or the amortization of discounts and fees generally occur upon the repayment of the loans or debt securities that include such items. Non-cash taxable income is reduced by non-cash expenses, such as realized losses and depreciation and amortization expense.

During the quarter ended September 30, 2011, the Company declared a distribution of $0.22 per share. The determination of the tax attributes of the Company’s distributions is made annually as of the end of the Company’s fiscal year based upon its taxable income for the full year and distributions paid for the full year. As a result, a determination made on a quarterly basis may not be representative of the actual tax attributes of the Company’s distributions for a full year. If the Company had determined the tax attributes of its distributions year-to-date as of September 30, 2011, approximately 97% would be from ordinary income and spill over earnings from 2010 and approximately 3% would be a return of capital. However there can be no certainty to shareholders that this determination is representative of what the tax attributes of its 2011 distributions to shareholders will actually be.

As a RIC, the Company will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless the Company distributes in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the 1-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding year (the “Excise Tax Avoidance Requirements”). The Company will not be subject to excise taxes on amounts on which the Company is required to pay corporate income tax (such as retained net capital gains). Depending on the level of taxable income earned in a tax year, the Company may choose to carry over taxable income in excess of current year distributions from such taxable income into the next tax year and pay a 4% excise tax on such income, as required. The maximum amount of excess taxable income that may be carried over for distribution in the next year under the Code is the total amount of dividends paid in the following year, subject to certain declaration and payment guidelines. To the extent we choose to carry over taxable income into the next tax year, dividends declared and paid by us in a year may differ from taxable income for that year as such dividends may include the distribution of current year taxable income, the distribution of prior year taxable income carried over into and distributed in the current year, or returns of capital.

Taxable income for the nine-month period ended September 30, 2011 was approximately $27.1 million or $0.63 per share. Taxable net realized gains for the same period were $8.6 million or approximately $0.20 per share. Taxable income for the nine-month period ended September 30, 2010 was approximately $19.3 million or $0.55 per share. Taxable net realized losses for the same period were approximately $17.8 million or approximately $0.51 loss per share.

6. Shareholders’ Equity

At September 30, 2011, the Company was authorized to issue 100 million shares of common stock with a par value of $0.001. Each share of common stock entitles the holder to one vote.

On August 2, 2011, the Company approved the extension of the stock repurchase plan as previously approved on February 8, 2010 under the same terms and conditions that allows the Company to repurchase up to $35.0 million of its common stock set to expire on February 11, 2011 for an additional twelve month period with a new expiration date of February 26, 2012. During the nine month period ended September 30, 2011, the Company did not repurchase any common stock.

The Company has issued stock options for common stock subject to future issuance, of which 4,366,535 and 4,729,849 were outstanding at September 30, 2011 and December 31, 2010, respectively.

7. Equity Incentive Plan

The Company and its stockholders have authorized and adopted the 2004 Equity Incentive Plan (the “2004 Plan”) for purposes of attracting and retaining the services of its executive officers and key employees. Under the 2004 Plan, the Company is authorized to issue 7,000,000 shares of common stock. On June 1, 2011, stockholders approved an increase of 1,000,000 shares, authorizing the Company to issue 8,000,000 shares of common stock under the 2004 Plan. Unless terminated earlier by the Company’s Board of Directors, the 2004 Plan will terminate on June 9, 2014, and no additional awards may be made under the 2004 Plan after that date.

The Company and its stockholders have authorized and adopted the 2006 Non-Employee Director Plan (the “2006 Plan” and, together with the 2004 Plan, the “Plans”) for purposes of attracting and retaining the services of its Board of Directors. Under the 2006 Plan, the Company is authorized to issue 1,000,000 shares of common stock. Unless terminated earlier by the Company’s Board of Directors, the 2006 Plan will terminate on May 29, 2016 and no additional awards may be made under the 2006 Plan after that date. The Company filed an exemptive relief request with the Securities and Exchange Commission (“SEC”) to allow options to be issued under the 2006 Plan which was approved on October 10, 2007.

On June 21, 2007, the shareholders approved amendments to the 2004 Plan and the 2006 Plan allowing for the grant of restricted stock. The amended Plans limit the combined maximum amount of restricted stock that may be issued under both Plans to 10% of the outstanding shares of the Company’s stock on the effective date of the Plans plus 10% of the number of shares of stock issued or delivered by Hercules during the terms of the Plans. The amendments further specify that no one person shall be granted awards of restricted stock relating to more than 25% of the shares available for issuance under the 2004 Plan. Further, the amount of voting securities that would result from the exercise of all of the Company’s outstanding warrants, options and rights, together with any restricted stock issued pursuant to the Plans, at the time of issuance shall not exceed 25% of its outstanding voting securities, except that if the amount of voting securities that would result from such exercise of all of the Company’s outstanding warrants, options and rights issued to Hercules directors, officers and employees, together with any restricted stock issued pursuant to the Plans, would exceed 15% of the Company’s outstanding voting securities, then the total amount of voting securities that would result from the exercise of all outstanding warrants, options and rights, together with any restricted stock issued pursuant to the Plans, at the time of issuance shall not exceed 20% of our outstanding voting securities.

In conjunction with the amendment and in accordance with the exemptive order, on June 21, 2007 the Company made an automatic grant of shares of restricted common stock to Messrs. Badavas, Chow and Woodward, the independent members of its Board of Directors, in the amounts of 1,667, 1,667 and 3,334 shares, respectively. In May 2008, the Company issued restricted shares to Messrs. Badavas and Chow in the amount of 5,000 shares each. In June 2009, the Company issued 5,000 restricted stock shares to Mr. Woodward. The shares were issued pursuant to the 2006 Plan and vest 33% on an annual basis from the date of grant and deferred compensation cost will be recognized ratably over the three year vesting period.

A summary of common stock options activity under the Company’s 2006 and 2004 Plans for the nine months ended September 30, 2011 and 2010 (unaudited) is as follows:

	For Nine Months Ended September 30,
	2011	2010
	Common Stock Options	Common Stock Options
Outstanding at Beginning of Period	4,729,849	4,924,405
Granted	526,700	368,250
Exercised	(156,994)	(413,337)
Cancelled	(733,020)	(222,923)

Outstanding at End of Period	4,366,535	4,656,395

Weighted-average exercise price	$11.39	$11.28

Options generally vest 33% one year after the date of grant and ratably over the succeeding 24 months. All options may be exercised for a period ending seven years after the date of grant. At September 30, 2011, options for approximately 3.5 million shares were exercisable at a weighted average exercise price of approximately $11.92 per share with a weighted average remaining contractual term of 2.45 years.

The Company determined that the fair value of options granted under the 2006 and 2004 Plans during the nine-month periods ended September 30, 2011 and 2010 was approximately $1.2 million and $652,000 million respectively. During the three month periods ended September 30, 2011 and 2010, approximately $126,000 and $182,000 of share-based cost due to stock option grants was expensed, respectively. During the nine-month periods ended September 30, 2011 and 2010, approximately $480,000 and $538,000 of share-based cost due to stock option grants was expensed, respectively. As of September 30, 2011, there was approximately $1.1 million of total unrecognized compensation costs related to stock options. These costs are expected to be recognized over a weighted average period of 2.23 years. The fair value of options granted is based upon a Black Scholes option pricing model using the assumptions in the following table for each of the nine-month periods ended September 30, 2011 and 2010 (unaudited):

	For Nine Months Ended September
	2011	2010
Expected Volatility	46.39%	46.39%
Expected Dividends	10%	10%
Expected term (in years)	4.5	4.5
Risk-free rate	0.79% - 1.98%	1.10% - 2.51%

The following table summarizes stock options outstanding and exercisable at September 30, 2011 (unaudited):

(Dollars in thousands, except exercise price)	Options outstanding				Options exercisable
Range of exercise prices	Number of shares	Weighted average remaining contractual life	Aggregate intrinsic value	Weighted average exercise price	Number of shares	Weighted average remaining contractual life	Aggregate intrinsic value	Weighted average exercise price
$4.21 - $6.74	488,559	4.46	$2,105	$4.21	323,411	$4.46	$1,393	$4.21
$8.49 - $12.84	2,232,726	4.16	1	11.43	1,516,925	3.08	—	11.90
$13.00 - $15.00	1,645,250	1.47	—	13.46	1,645,250	1.47	—	13.46

Total	4,366,535	3.18	$2,106	$11.39	3,485,586	$2.45	$1,393	$11.92

During the nine months ended September 30, 2011 and 2010, respectively, the Company granted approximately 306,600 and 491,500 shares of restricted stock pursuant to the Plans. Each restricted stock award granted in 2011 and 2010 is subject to lapse as to 25% of the award one year after the date of grant and ratably over the succeeding 36 months subject to a four year forfeiture schedule. The restricted stock awarded in 2008 vests 25% annually on the anniversary date of the award. Share based compensation cost will be recognized ratably over the four year vesting period. No restricted stock was granted pursuant to the 2004 Plan prior to 2008. The Company determined that the fair value of restricted stock granted under the 2006 and 2004 Plans during the nine-month periods ended September 30, 2011 and 2010, was approximately $3.4 million and $5.1 million, respectively. During the three month periods ended September 30, 2011 and 2010, the Company expensed approximately $762,000 and $582,000 of compensation expense related to restricted stock, respectively. During the nine-month periods ended September 30, 2011 and 2010, the Company expensed approximately $2.1 million and $1.5 million of compensation expense related to restricted stock, respectively. As of September 30, 2011, there was approximately $6.8 million of total unrecognized compensation costs related to restricted stock. These costs are expected to be recognized over a weighted average period of 2.77 years.

The SEC, through an exemptive order granted on June 22, 2010, approved amendments to the Plans which allow participants to elect to have the Company withhold shares of the Company’s common stock to pay for the exercise price and applicable taxes with respect to an option exercise (“net issuance exercise”). The exemptive order also permits the holders of restricted stock to elect to have the Company withhold shares of Hercules stock to pay the applicable taxes due on restricted stock at the time of vesting. Each individual can make, and does not preclude the participant from electing to make, a cash payment at the time of option exercise or to pay taxes on restricted stock.

8. Earnings Per Share

In 2008, the FASB issued ASC 260, Earnings Per Share formerly known as FASB Staff Position (FSP) EITF 03-6-1, Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities. Under this standard, unvested awards of share-based payments with non-forfeitable rights to receive dividends or dividend equivalents, such as the Company’s restricted stock issued under the Plans, are considered participating securities for purposes of calculating change in net assets per share. Under the two-class method a portion of net increase in net assets resulting from operations is allocated to these participating securities and therefore is excluded from the calculation of change in net assets per share allocated to common stock, as shown in the table below. The standard was effective for financial statements issued for fiscal years beginning after December 15, 2008. The Company adopted this standard beginning with financial statements ended March 31, 2009. The adoption of this standard did not result in a change to the previously reported basic change in net assets per share and diluted change in net assets per share.

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands, except per share data)	2011	2010	2011	2010
Numerator
Net increase in net assets resulting from operations	$6,223	$(7,823)	$29,363	$(6,738)
Less: Dividends declared-common and restricted shares	(9,648)	(7,197)	(28,853)	(21,582)

Undistributed earnings	(3,425)	(15,020)	510	(28,320)

Undistributed earnings-common shares	(3,425)	(15,020)	510	(28,320)
Add: Dividend declared-common shares	9,473	7,034	28,329	21,152

Numerator for basic and diluted change in net assets per common share	$6,048	$(7,986)	$28,839	$(7,168)

Denominator
Basic weighted average common shares outstanding	43,071	35,208	42,920	35,227
Common shares issuable	265	—	331	—

Weighted average common shares outstanding assuming dilution	43,336	35,208	43,251	35,227
Change in net assets per common share
Basic	$0.14	$(0.23)	$0.67	$(0.20)
Diluted	$0.14	$(0.23)	$0.67	$(0.20)

The calculation of change in net assets per common share—assuming dilution, excludes all anti-dilutive shares. For the three and nine-month periods ended September 30, 2011 and 2010, the number of anti-dilutive shares, as calculated based on the weighted average closing price of the Company’s common stock for the periods, were approximately 2.5 million and 3.9 million shares, respectively.

9. Financial Highlights

Following is a schedule of financial highlights for the nine months ended September 30, 2011 and 2010:

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

FINANCIAL HIGHLIGHTS

(unaudited)

(dollars in thousands, except per share amounts)

	Nine Months Ended September 30,
	2011	2010
Per share data:
Net asset value at beginning of period	$9.50	$10.29
Net investment income	0.67	0.59
Net realized gain (loss) on investments	0.08	(0.43)
Net unrealized appreciation (depreciation) on investments	(0.07)	(0.35)

Total from investment operations	0.68	(0.19)
Net increase/(decrease) in net assets from capital share transactions	0.04	(0.19)
Distributions	(0.67)	(0.61)
Stock-based compensation expense included in investment income(1)	0.06	0.06

Net asset value at end of period	$9.61	$9.36

Ratios and supplemental data:
Per share market value at end of period	$8.52	$10.11
Total return(2)	(-12.62%)	(-0.65%)
Shares outstanding at end of period	43,908	36,158
Weighted average number of common shares outstanding	42,920	35,208
Net assets at end of period	$422,050	$338,549
Ratio of operating expense to average net assets	9.53%	7.01%
Ratio of net investment income before provision for income tax expense and investment gains and losses to average net assets	9.17%	7.62%
Average debt outstanding	$220,664	$223,766
Weighted average debt per common share	$5.14	$6.36
Portfolio turnover	4.17%	1.72%

(1)

Stock option expense is a non-cash expense that has no effect on net asset value. Pursuant to ASC 718, net investment loss includes the expense associated with the granting of stock options which is offset by a corresponding increase in paid-in capital. The total return equals the change in the ending market value over the beginning of period price per share plus dividends paid per share during the period, divided by the beginning price.

(2)

The total return equals the increase or decrease of ending market value over beginning market value, plus distributions, dividend by the beginning market value, assuming dividend reinvestment prices obtained under the Company’s dividend reinvestment plan.

10. Commitments and Contingencies

In the normal course of business, the Company is party to financial instruments with off-balance sheet risk. These instruments consist primarily of unused commitments to extend credit, in the form of loans to the Company’s portfolio companies. The balance of unfunded commitments to extend credit at September 30, 2011 totaled approximately $148.2 million. Since a portion of these commitments may expire without being drawn, unfunded commitments do not necessarily represent future cash requirements. In addition, the Company had approximately $136.0 million of non-binding term sheets outstanding at September 30, 2011. Non-binding outstanding term sheets are subject to completion of the Company’s due diligence and final approval process, as well as the negotiation of definitive documentation with the prospective portfolio companies. Not all non-binding term sheets are expected to close and do not necessarily represent future cash requirements.

Certain premises are leased under agreements which expire at various dates through December 2013. Total rent expense amounted to approximately $278,000 and $832,000 during the three and nine month periods ended September 30, 2011 respectively. There was approximately $268,000 and $765,000 recorded in the same periods ended September 30, 2010.

Future commitments under operating leases as of September 30, 2011 (unaudited) were as follows:

	Payments due by period (in thousands)
Contractual Obligations	Total	Less than 1 year	1 - 3 years	3 - 5 years	After 5 years
Operating Lease Obligations(1)	$2,488	$1,242	$1,245	$—	$—

Total	$2,488	$1,242	$1,245	$—	$—

(1)	Long-term facility leases.

The Company and its executives and directors are covered by Directors and Officers Insurance, with the directors and officers being indemnified by the Company to the maximum extent permitted by Maryland law subject to the restrictions in the 1940 Act.

11. Recent Accounting Pronouncements

In January 2010, the FASB issued ASU No. 2010-06, Fair Value Measurements and Disclosures (“ASU 2010-06”), which amends ASC 820 and requires additional disclosure related to recurring and nonrecurring fair value measurements with respect to transfers in and out of Levels 1 and 2 and activity in Level 3 fair value measurements. The update also clarifies existing disclosure requirements related to the level of disaggregation and disclosure about inputs and valuation techniques. ASU 2010-06 is effective for interim and annual periods beginning after December 15, 2009 except for disclosures related to activity in Level 3 fair value measurements which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The Company adopted the requirements of ASU-2010-06 in the fourth quarter of 2009 and its adoption did not have a material effect on our consolidated financial statements.

In May 2011, the FASB issued Accounting Standards Update No. 2011-04—Fair Value Measurement: Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, or ASU 2011-04. ASU 2011-04 clarifies the application of existing fair value measurement and disclosure requirements, changes the application of some requirements for measuring fair value and requires additional disclosure for fair value measurements. The highest and best use valuation premise is only applicable to non-financial assets. In addition, the disclosure requirements are expanded to include for fair value measurements categorized in Level 3 of the fair value hierarchy: (1) a quantitative disclosure of the unobservable inputs and assumptions used in the measurement; (2) a description of the valuation processes in place; and (3) a narrative description of the sensitivity of the fair value to changes in unobservable inputs and interrelationships between those inputs. ASU 2011-04 is effective for interim and annual periods beginning after December 15, 2011, for public entities. We are evaluating the impact that our adoption of this update may have on our financial position or results of operations.

12. Subsequent Events

Portfolio Company Developments

In October 2011, Hercules’ portfolio company LaboPharm, Inc. was acquired by Paladin Labs resulting in the full repayment of Hercules’ debt of approximately $12.0 million and the cancellation of the remaining warrants.

Company Developments

In October 2011, Hercules announced the opening of its new office in McLean, Virginia, thereby expanding to the Mid-Atlantic and South-Atlantic regions.

On November 2, 2011, Hercules renewed and amended the Union Bank Facility. Union Bank and RBC Capital Markets have made commitments of $30.0 million and $25.0 million, respectively. The Union Bank Facility will mature on November 2, 2014, revolving through the first 24 months with a term out provision for the remaining 12 months. The Union Bank Facility requires the payment of a non-use fee of 0.50% annually. The other terms of the Union Bank Facility generally remain unchanged, including the stated interest rate.

13,000,000 Shares Common Stock

This prospectus relates to the offer, from time to time, of 13,000,000 shares of our common stock, par value $0.001 per share by us.

The shares of common stock may be offered at prices and terms to be described in one or more supplements to this prospectus. We may offer shares of common stock at a discount to net asset value per share in certain circumstances. On June 9, 2010, our common stockholders voted to allow us to issue common stock at a price below net asset value per share for a period of one year ending June 9, 2011. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share.

We are a specialty finance company that provides debt and equity growth capital to technology-related companies at various stages of development from seed and emerging growth to expansion and established stages of development, which include select publicly listed companies and lower middle market companies. We primarily finance privately-held companies backed by leading venture capital and private equity firms and also may finance certain publicly-traded companies that lack access to public capital or are sensitive to equity ownership dilution. We source our investments through our principal office located in Silicon Valley, as well as additional offices in Boston and Boulder. Our goal is to be the leading structured debt financing provider of choice for venture capital and private equity backed technology-related companies requiring sophisticated and customized financing solutions. We invest primarily in structured debt with warrants and, to a lesser extent, in senior debt and equity investments.

Our investment objective is to maximize our portfolio total return by generating current income from our debt investments and capital appreciation from our equity-related investments. We are an internally-managed, non-diversified closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940.

Our common stock is traded on the Nasdaq Global Select Market under the symbol “HTGC.” On May 19, 2011, the last reported sale price of a share of our common stock on the Nasdaq Global Select Market was $10.52. The net asset value per share of our common stock at March 31, 2011 (the last date prior to the date of this prospectus on which we determined net asset value) was $9.20.

An investment in our common stock may be speculative and involves risks including a heightened risk of total loss of investment. In addition, the companies in which we invest are subject to special risks. See “Risk Factors” beginning on page 16 to read about risks that you should consider before investing in our common stock, including the risk of leverage.

Please read this prospectus before investing and keep it for future reference. It contains important information about us that a prospective investor ought to know before investing in our common stock. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. The information is available free of charge by contacting us at 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301 or by telephone calling collect at (650) 289-3060 or on our website at www.herculestech.com. The SEC also maintains a website at www.sec.gov that contains such information.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of shares of common stock unless accompanied by a prospectus supplement.

The date of this prospectus is May 23, 2011

You should rely only on the information contained in this prospectus. We have not authorized any dealer, salesperson or other person to provide you with different information or to make representations as to matters not stated in this prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus is not an offer to sell, or a solicitation of an offer to buy, any shares of common stock by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. The information in this prospectus is accurate only as of its date, and under no circumstances should the delivery of this prospectus or the sale of any common stock imply that the information in this prospectus is accurate as of any later date or that the affairs of Hercules Technology Growth Capital, Inc. have not changed since the date hereof. This prospectus will be updated to reflect material changes.

Hercules Technology Growth Capital, Inc., our logo and other trademarks of Hercules Technology Growth Capital, Inc. mentioned in this prospectus are the property of Hercules Technology Growth Capital, Inc. All other trademarks or trade names referred to in this prospectus are the property of their respective owners.

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission using the “shelf” registration process. Under the shelf registration process, which constitutes a delayed offering in reliance on Rule 415 under the Securities Act of 1933, as amended, we may offer, from time to time, up to 13,000,000 shares of our common stock on the terms to be determined at the time of the offering. Shares of our common stock may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the shares of our common stock that we may offer. Each time we use this prospectus to offer shares of our common stock, we will provide a prospectus supplement that will contain specific information about the terms of that offering. Please carefully read this prospectus and any such supplements together with the additional information described under “Where You Can Find Additional Information” in the “Summary” and “Risk Factors” sections before you make an investment decision.

A prospectus supplement may also add to, update or change information contained in this prospectus.

SUMMARY

This summary highlights some of the information in this prospectus and may not contain all of the information that is important to you. For a more complete understanding of this offering, we encourage you to read this entire prospectus and the documents that are referenced in this prospectus, together with any accompanying supplements. In this prospectus, unless the context otherwise requires, the “Company,” “Hercules Technology Growth Capital,” “we,” “us” and “our” refer to Hercules Technology Growth Capital, Inc. and our wholly-owned subsidiaries.

Our Company

We are a specialty finance company that provides debt and equity growth capital to technology-related companies at various stages of development from seed and emerging growth to expansion and established stages of development, which include select publicly listed companies and lower middle market companies. Our investment objective is to maximize our portfolio total return by generating current income from our debt investments and capital appreciation from our equity-related investments. We are an internally-managed, non-diversified closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, or the 1940 Act.

As of March 31, 2011 our total assets were approximately $574.4 million, of which, our investments comprised $445.1 million at fair value and $468.8 million at cost. Our investments at fair value were comprised of our debt investments, warrant portfolio and equity investments valued at approximately $396.6 million, $21.5 million and $27.0 million, respectively, or 89.1%, 4.8% and 6.1% of total investments, respectively. Our total investments at value in foreign companies were approximately $29.8 million or 5.2% of total assets at March 31, 2011. During the three-month period ended March 31, 2011, we made debt commitments totaling $97.5 million and funded approximately $83.9 million. Debt commitments for the year ended March 31, 2011 included commitments of approximately $50.0 million to new portfolio companies and $47.5 million to 3 existing portfolio companies. During the three-month period ended March 31, 2011, we made and funded equity commitments of approximately $500,000 to one company. Since inception through March 31, 2011, we have made debt and equity commitments of approximately $2.2 billion to our portfolio companies.

We also make investments in qualifying small businesses through two wholly-owned, small business investment company (“SBIC”) subsidiaries, Hercules Technology II, L.P. (“HT II”) and Hercules Technology III, L.P. (“HT III”). As SBICs, HT II and HT III are subject to a variety of regulations concerning, among other things, the size and nature of the companies in which they may invest and the structure of those investments. As of March 31, 2011, we held investments in HT II in 54 companies with a fair value of approximately $158.6 million. HT II’s portfolio companies accounted for approximately 35.6% of our total portfolio at March 31, 2011. As of March 31, 2011, we held investments in HT III in 11 companies with a fair value of approximately $73.5 million. HT III’s portfolio accounted for approximately 16.5% of our total portfolio at March 31, 2011.

We primarily finance privately-held companies backed by leading venture capital and private equity firms and also may finance certain select publicly-traded companies that lack access to public capital or are sensitive to equity ownership dilution. As of March 31, 2011, our proprietary SQL-based database system included over 20,000 technology-related companies and approximately 4,800 venture capital, private equity sponsors/investors, as well as various other industry contacts. Our principal executive office is located in Silicon Valley, and we have additional offices in Boston and Boulder. Our goal is to be the leading structured debt financing provider of choice for venture capital and private equity backed technology-related companies requiring sophisticated and customized financing solutions. Our strategy is to evaluate and invest in a broad range of ventures active in the technology, clean technology and life science industries and to offer a full suite of growth capital products up and down the capital structure. We invest primarily in structured debt with warrants and, to a lesser extent, in senior debt and equity investments. We use the term “structured debt with warrants” to refer to any debt investment, such as a senior or subordinated secured loan, that is coupled with an equity component, including warrants, options or rights to purchase common or preferred stock. Our structured debt with warrants investments will typically be secured by select or all of the assets of the portfolio company.

We focus our investments in companies active in technology industry sub-sectors characterized by products or services that require advanced technologies, including, but not limited to, computer software and hardware, networking systems, semiconductors, semiconductor capital equipment, information technology infrastructure or services, Internet consumer and business services, telecommunications, telecommunications equipment, and media and life sciences. Within the life sciences sub-sector, we focus on medical devices, bio-pharmaceutical, drug discovery, drug delivery, health care services and information systems companies. Within the clean technology sub-sector, we focus on sustainable and renewable energy technologies and energy efficiency and monitoring technologies. We refer to all of these companies as “technology-related” companies and intend, under normal circumstances, to invest at least 80% of the value of our assets in such businesses.

Our primary business objectives are to increase our net income, net operating income and net asset value by investing in structured debt with warrants and equity of venture capital and private equity backed technology-related companies with attractive current yields and the potential for equity appreciation and realized gains. Our structured debt investments typically include warrants or other equity interests, giving us the potential to realize equity-like returns on a portion of our investments. Our equity ownership in our portfolio companies may represent a controlling interest. In some cases, we receive the right to make additional equity investments in our portfolio companies in connection with future equity financing rounds. Capital that we provide directly to venture capital and private equity backed technology-related companies is generally used for growth and general working capital purposes as well as in select cases for acquisitions or recapitalizations.

Our portfolio is comprised of, and we anticipate that our portfolio will continue to be comprised of, investments in technology-related companies at various stages of development. Consistent with regulatory requirements, we invest primarily in United States based companies and to a lesser extent in foreign companies. See “Regulation—Qualifying Assets.” Since 2007, our investing emphasis has been primarily on private companies following or in connection with a subsequent institutional round of equity financing, which we refer to as expansion-stage companies and private companies in their later rounds of financing and certain public companies, which we refer to as established stage companies and lower middle market companies. We have also historically focused our investment activities in private companies following or in connection with the first institutional round of financing, which we refer to as emerging-growth companies.

The global capital markets have experienced a period of disruption as evidenced by a lack of liquidity in the debt capital markets, write-offs in the financial services sector, the re-pricing of credit risk and the failure of certain major financial institutions. Despite actions of the United States federal government and foreign governments, these events contributed to worsening general economic conditions that have materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. While indicators suggest improvement in the capital markets, these conditions could deteriorate in the future. During such market disruptions, we may have difficulty raising debt or equity capital especially as a result of regulatory constraints.

At the same time, the venture capital market for the technology-related companies in which we invest has been active and is continuing to show signs of increased investment activity in 2010 as compared to 2009. Therefore, to the extent we have capital available, we believe this is an opportune time to invest in the structured lending market for technology-related companies. Today’s economy creates potentially new attractive lending opportunities and we believe that the market for technology-related companies in 2011 is improving as evidenced by the improved IPO market in 2010 as compared to the previous two years.

As of March 31, 2011, our investment professionals, including Manuel A. Henriquez, our co-founder, Chairman, President and Chief Executive Officer, are currently comprised of 26 professionals who have, on average, more than 15 years of experience in venture capital, structured finance, commercial lending or acquisition finance with the types of technology-related companies that we are targeting. We believe that we can leverage the experience and relationships of our management team to successfully identify attractive investment opportunities, underwrite prospective portfolio companies and structure customized financing solutions.

Our Market Opportunity

We believe that technology-related companies compete in one of the largest and most rapidly growing sectors of the U.S. economy and that continued growth is supported by ongoing innovation and performance improvements in technology products as well as the adoption of technology across virtually all industries in response to competitive pressures. We believe that an attractive market opportunity exists for a specialty finance company focused primarily on investments in structured debt with warrants in technology-related companies for the following reasons:

•	Technology-related companies have generally been underserved by traditional lending sources;

•	Unfulfilled demand exists for structured debt financing to technology-related companies as the number of lenders has declined due to the recent financial market turmoil; and

•	Structured debt with warrants products are less dilutive and complement equity financing from venture capital and private equity funds.

Technology-Related Companies are Underserved by Traditional Lenders. We believe many viable technology-related companies backed by financial sponsors have been unable to obtain sufficient growth financing from traditional lenders, including financial services companies such as commercial banks and finance companies, particularly due to the recent credit market dislocation and because traditional lenders have continued to consolidate and have adopted a more risk-averse approach to lending. More importantly, we believe traditional lenders are typically unable to underwrite the risk associated with financial sponsor-backed emerging-growth or expansion-stage companies effectively.

The unique cash flow characteristics of many technology-related companies include significant research and development expenditures and high projected revenue growth thus often making such companies difficult to evaluate from a credit perspective. In addition, the balance sheets of emerging-growth and expansion-stage companies often include a disproportionately large amount of intellectual property assets, which can be difficult to value. Finally, the speed of innovation in technology and rapid shifts in consumer demand and market share add to the difficulty in evaluating technology-related companies.

Due to the difficulties described above, we believe traditional lenders are generally refraining from entering the structured mezzanine marketplace, instead preferring the risk-reward profile of asset based lending. Traditional lenders generally do not have flexible product offerings that meet the needs of technology-related companies. The financing products offered by traditional lenders typically impose on borrowers many restrictive covenants and conditions, including limiting cash outflows and requiring a significant depository relationship to facilitate rapid liquidation.

Unfulfilled Demand for Structured Debt Financing to Technology-Related Companies. Private debt capital in the form of structured debt financing from specialty finance companies continues to be an important source of funding for technology-related companies. We believe that the level of demand for structured debt financing is a function of the level of annual venture equity investment activity. In the first three months of 2011, venture capital-backed companies received, in approximately 661 transactions, equity financing in an aggregate amount of approximately $6.4 billion, representing a 35.1% increase from the same period of the preceding year, as reported by Dow Jones VentureSource. In addition, overall, the median round size in the first three months of 2011 was approximately $5.0 million, up from $4.5 million in 2010. We believe the larger number of companies provides us a greater opportunity to provide debt financing to these venture backed companies. Overall, seed- and first-round deals made up 40% of the deal flow in the first three months of 2011 and later-stage deals made up roughly 40% of all capital invested.

We believe that demand for structured debt financing is currently underserved, in part because of the credit market collapse in 2008 and the resulting exit of debt capital providers to technology-related companies during 2008 and 2009. The venture capital market for the technology-related companies in which we invest has been active and is continuing to show signs of increased investment activity in 2011. In addition, lending requirements of traditional lenders have become more stringent due to the significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated market and the financial turmoil affecting the banking system and financial market, which have negatively impacted the debt and equity capital market in the United States and most other markets. At the same time, the venture capital market for the technology-related companies in which we invest has continued to be active. Therefore, to the extent we have capital available, we believe this is an opportune time to be active in the structured lending market for technology-related companies.

Structured Debt with Warrants Products Complement Equity Financing From Venture Capital and Private Equity Funds. We believe that technology-related companies and their financial sponsors will continue to view structured debt securities as an attractive source of capital because it augments the capital provided by venture capital and private equity funds. We believe that our structured debt with warrants product provides access to growth capital that otherwise may only be available through incremental investments by existing equity investors. As such, we provide portfolio companies and their financial sponsors with an opportunity to diversify their capital sources. Generally, we believe emerging-growth and expansion-stage companies target a portion of their capital to be debt in an attempt to achieve a higher valuation through internal growth. In addition, because financial sponsor-backed companies have potentially reached a more mature stage prior to reaching a liquidity event, we believe our investments provide the debt capital needed to grow or recapitalize companies during the extended period prior to liquidity events.

Our Business Strategy

Our strategy to achieve our investment objective includes the following key elements:

Leverage the Experience and Industry Relationships of Our Management Team and Investment Professionals. We have assembled a team of experienced investment professionals with extensive experience as venture capitalists, commercial lenders, and originators of structured debt and equity investments in technology-related companies. Our investment professionals have, on average, more than 15 years of experience as equity investors in, and/or lenders to, technology-related companies. Our team members have originated structured debt, structured debt with warrants and equity investments in over 150 technology-related companies, representing over $2.2 billion in commitments from inception to March 31, 2011 and have developed a network of industry contacts with investors and other participants within the venture capital and private equity communities. In addition, members of our management team also have operational, research and development and finance experience with technology-related companies. We have established contacts with leading venture capital and private equity fund sponsors, public and private companies, research institutions and other industry participants, which should enable us to identify and attract well-positioned prospective portfolio companies.

We concentrate our investing activities generally in industries in which our investment professionals have investment experience. We believe that our focus on financing technology-related companies will enable us to leverage our expertise in structuring prospective investments, to assess the value of both tangible and intangible assets, to evaluate the business prospects and operating characteristics of technology-related companies and to identify and originate potentially attractive investments with these types of companies.

Mitigate Risk of Principal Loss and Build a Portfolio of Equity-Related Securities. We expect that our investments have the potential to produce attractive risk adjusted returns through current income, in the form of interest and fee income, as well as capital appreciation from equity-related securities. We believe that we can mitigate the risk of loss on our debt investments through the combination of loan principal amortization, cash interest payments, relatively short maturities, security interests in the assets of our portfolio companies, and, on select investments, covenants requiring prospective portfolio companies to have certain amounts of available cash and the continued support from a venture capital or private equity firm at the time we make our investment.

Historically, our structured debt investments to technology-related companies typically include warrants or other equity interests, giving us the potential to realize equity-like returns on a portion of our investment. In addition, in some cases, we receive the right to make additional equity investments in our portfolio companies in connection with future equity financing rounds. We believe these equity interests will create the potential for meaningful long-term capital gains in connection with the future liquidity events of these technology-related companies.

Provide Customized Financing Complementary to Financial Sponsors’ Capital. We offer a broad range of investment structures and possess expertise and experience to effectively structure and price investments in technology-related companies. Unlike many of our competitors that only invest in companies that fit a specific set of investment parameters, we have the flexibility to structure our investments to suit the particular needs of our portfolio companies. We offer customized financing solutions ranging from senior debt to equity capital, with a focus on structured debt with warrants.

We use our relationships in the financial sponsor community to originate investment opportunities. Because venture capital and private equity funds typically invest solely in the equity securities of their portfolio companies, we believe that our debt investments will be viewed as an attractive and complementary source of capital, both by the portfolio company and by the portfolio company’s financial sponsor. In addition, we believe that many venture capital and private equity fund sponsors encourage their portfolio companies to use debt financing for a portion of their capital needs as a means of potentially enhancing equity returns, minimizing equity dilution and increasing valuations prior to a subsequent equity financing round or a liquidity event.

Invest at Various Stages of Development. We provide growth capital to technology-related companies at all stages of development, from emerging-growth companies, to expansion-stage companies, including select publicly listed companies and lower middle market companies and established-stage companies. We believe that this provides us with a broader range of potential investment opportunities than those available to many of our competitors, who generally focus their investments on a particular stage in a company’s development. Because of the flexible structure of our investments and the extensive experience of our investment professionals, we believe we are well positioned to take advantage of these investment opportunities at all stages of prospective portfolio companies’ development.

Benefit from Our Efficient Organizational Structure. We believe that the perpetual nature of our corporate structure enables us to be a long-term partner for our portfolio companies in contrast to traditional mezzanine and investment funds, which typically have a limited life. In addition, because of our access to the equity markets, we believe that we may benefit from a lower cost of capital than that available to private investment funds. We are not subject to requirements to return invested capital to investors nor do we have a finite investment horizon. Capital providers that are subject to such limitations are often required to seek a liquidity event more quickly than they otherwise might, which can result in a lower overall return on an investment.

Deal Sourcing Through Our Proprietary Database. We have developed a proprietary and comprehensive structured query language-based (SQL) database system to track various aspects of our investment process including sourcing, originations, transaction monitoring and post-investment performance. As of March 31, 2011, our proprietary SQL-based database system included over 20,000 technology-related companies and over 4,800 venture capital, private equity sponsors/investors, as well as various other industry contacts. This proprietary SQL system allows us to maintain, cultivate and grow our industry relationships while providing us with comprehensive details on companies in the technology-related industries and their financial sponsors.

Dividend Reinvestment Plan

We have adopted an opt-out dividend reinvestment plan through which distributions are paid to stockholders in the form of additional shares of our common stock, unless a stockholder elects to receive cash. See “Dividend Reinvestment Plan.” Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

Taxation

Prior to 2006, we were taxed as a corporation under Subchapter C of the Internal Revenue Code of 1986, as amended, which we refer to in this prospectus as the Code. We elected to be treated for federal income tax purposes as a regulated investment company (a “RIC”) under Subchapter M of the Code with the filing of our federal corporate income tax return for 2006, which election was effective as of January 1, 2006. As a RIC, we generally will not pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends, which allows us to reduce or eliminate our corporate level tax. See “Certain United States Federal Income Tax Considerations.” To maintain our RIC status, we must meet specified source-of-income and asset diversification requirements and distribute annually an amount equal to at least 90% of the sum of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of assets legally available for distribution. There is no assurance that we will meet these tests and be able to maintain our RIC status. If we do not qualify as a RIC, we would be taxed as a C corporation.

Use of Proceeds

We intend to use the net proceeds from selling shares of common stock for general corporate purposes, which includes investing in debt and equity securities, repayment of indebtedness and other general corporate purposes. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such offering.

Leverage

We borrow funds to make additional investments, and we have granted, and may in the future grant, a security interest in our assets to a lender in connection with any such borrowings, including any borrowings by any of our subsidiaries. We use this practice, which is known as “leverage,” to attempt to increase returns to our common stockholders. However, leverage involves significant risks. See “Risk Factors.” With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. Our asset coverage for senior indebtedness as of March 31, 2011 was 350.8% since we exclude SBA leverage from this ratio and we have no other borrowings outstanding. The amount of leverage that we employ will depend on our assessment of market and other factors at the time of any proposed borrowing.

We, through a special purpose wholly-owned subsidiary, Hercules Funding II, LLC, entered into a two-year revolving senior secured credit facility with an optional one-year extension with total commitments of $50 million, with Wells Fargo Capital Finance as a lender and as an arranger and administrative agent (the “Wells Facility”). The Wells Facility has the capacity to increase to $300 million if additional lenders are added to the syndicate. The Wells Facility expires in August 2011, unless the option to extend the facility is exercised by the parties to the agreement.

Borrowings under the Wells Facility will generally bear interest at a rate per annum equal to LIBOR plus 3.25% or PRIME plus 2.0%, but not less than 5.0%. The Wells Facility requires the payment of a non-use fee of 0.3% annually. The Wells Facility is collateralized by debt investments in our portfolio companies, and includes an advance rate equal to 50% of eligible loans placed in the collateral pool. The Wells Facility generally requires payment of interest on a monthly basis. All outstanding principal is due upon maturity. We have paid a total of $1.1 million in structuring fees in connection with the Wells Facility which is being amortized through August 2011. There was no outstanding debt under the Wells Facility at March 31, 2011.

The Wells Facility requires various financial and operating covenants applicable to the Company and its subsidiaries, in addition to those applicable to Hercules Funding II, LLC. The covenants applicable to the Company and its subsidiaries include a requirement that we maintain a minimum tangible net worth of approximately $311 million, contingent upon our total commitments under all lines of credit not exceeding approximately $311 million. To the extent our total commitments exceed approximately $311 million, the minimum tangible net worth covenant will increase on a pro rata basis commensurate with our net worth on a dollar for dollar basis. In addition, the tangible net worth covenant will increase by 90 cents on the dollar for every dollar of equity capital subsequently raised by us. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Borrowings—Wells Facility.” The Wells Facility provides for customary events of default, including, but not limited to, payment defaults, breach of representations or covenants, bankruptcy events and change of control. We were in compliance with all covenants at March 31, 2011.

During March 2011, we received a commitment to renew the Wells Facility. Under this three-year senior secured facility, Wells Fargo Capital Finance and the Royal Bank of Canada (“RBC”) have made commitments of $75 million and $25 million, respectively. Borrowings under the facility are expected to be at an interest rate per annum equal to LIBOR plus 3.50%, with a floor of 5.00% and an advance rate of 50% against eligible loans. The facility will be secured by loans in the borrowing base. The facility contains an accordion feature, in which we can increase the credit line up to an aggregate of $300 million, funded by additional lenders and with the agreement of Well Fargo Capital Finance and RBC and subject to other customary conditions. We expect to continue discussions with various other potential lenders to join the new facility; however, there is no assurance that additional lenders will join the facility. This new arrangement will replace the existing $300 million Wells Facility under which Wells Fargo Capital Finance had committed $50 million in capital and is subject to customary closing conditions and completion of legal documentation. We expect the covenants and events of default to be consistent with our existing Wells Facility. No assurance can be given that Wells Fargo Capital Finance, RBC and the Company will execute definitive documentation, that the definitive documentation will reflect the terms described herein or that the facility will be entered into at all.

On February 10, 2010, we entered a $20.0 million one-year revolving senior secured credit facility with Union Bank (the “Union Bank Facility”). Borrowings under the Union Bank Facility will generally bear interest at a rate per annum equal to LIBOR plus 2.25% with a floor of 4.0%. At March 31, 2011, there were no borrowings outstanding on this facility. The Union Bank Facility requires the payment of a non-use fee of 0.25% annually. The Union Bank Facility is collateralized by debt investments in our portfolio companies, and includes an advance rate equal to 50.0% of eligible loans placed in the collateral pool. The Union Bank Facility generally requires payment of interest on a monthly basis. All outstanding principal is due upon maturity. In February 2011, we extended the termination date of this facility from May 1, 2011 to July 31, 2011.

Hercules Technology II, L.P. (“HT II”) and Hercules Technology III, L.P. (“HT III”), our wholly owned subsidiaries, are licensed by the U.S. Small Business Administration (“SBA”) as small business investment companies (“SBICs”) under the Small Business Investment Act of 1958. As of March 31, 2011, we held investments in HT II in 54 companies with a fair value of approximately $158.6 million. HT II’s portfolio companies accounted for approximately 35.6% of our total portfolio at March 31, 2011. As of March 31, 2011, we held investments in HT III in 11 companies with a fair value of approximately $73.5 million. HT III’s portfolio accounted for approximately 16.5% of our total portfolio at March 31, 2011.

On September 27, 2006, HT II received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and additional contributions to regulatory capital. As of September 30, 2010, the maximum statutory limit on the dollar amount of outstanding SBA guaranteed debentures issued by a single SBIC is $150.0 million, subject to periodic adjustments by the SBA. With our net investment of $75.0 million in HT II as of March 31, 2011, HT II has the capacity to issue a total of $150.0 million of SBA guaranteed debentures, subject to SBA approval of which $125.0 million was outstanding as of March 31, 2011.

On May 26, 2010, HT III received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and additional contributions to regulatory capital. As of March 31, 2011, HT III had the potential to borrow up to $75.0 million of SBA-guaranteed debentures under the SBIC program. With our net investment of $37.5 million in HT III as of March 31, 2011, HT III has the capacity to issue a total of $75.0 million of SBA guaranteed debentures, subject to SBA approval, of which $38.75 million was outstanding as of March 31, 2011. There is no assurance that HT II or HT III will be able to draw up to the maximum limit available under the SBIC program.

In January 2011, we repaid $25.0 million of SBA debentures under our first license, priced at approximately 6.63%, including annual fees. We recognized a fee expense of approximately $550,000 in connection with the repayment. In April 2011, we received approval from the SBA to borrow $25.0 million under a new capital commitment under our second license held by HT III. This commitment allows us to borrow to the maximum of $225.0 million under two SBIC licenses, subject to SBA approval.

Distributions

As a RIC, we are required to distribute annually to our stockholders at least 90% of the sum of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. We are not subject to corporate level income taxation on income we timely distribute to our stockholders as dividends. See “Certain Material United States Federal Income Tax Considerations.” We pay regular quarterly dividends based upon an estimate of annual taxable income available for distribution to shareholders and the amount of taxable income carried over from the prior year for distribution in the current year.

Principal Risk Factors

Investing in our common stock may be speculative and involves certain risks relating to our structure and our investment objective that you should consider before deciding whether to invest. In addition, we expect that our portfolio will continue to consist primarily of securities issued by privately-held technology-related companies, which generally require additional capital to become profitable. These investments may involve a high degree of business and financial risk, and they are generally illiquid. Our portfolio companies typically will require additional outside capital beyond our investment in order to succeed or to fully repay the amounts owed to us. A large number of entities compete for the same kind of investment opportunities as we seek.

We borrow funds to make our investments in portfolio companies. As a result, we are exposed to the risks of leverage, which may be considered a speculative investment technique. Borrowings magnify the potential for gain and loss on amounts invested and, therefore increase the risks associated with investing in our common stock.

Also, we are subject to certain risks associated with valuing our portfolio, changing interest rates, accessing additional capital, fluctuating quarterly results, and operating in a regulated environment. See “Risk Factors” for a discussion of factors you should carefully consider before deciding whether to invest in our common stock.

Certain Anti-Takeover Provisions

Our charter and bylaws, as well as certain statutes and regulations, contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for our company. This could delay or prevent a transaction that could give our stockholders the opportunity to realize a premium over the price for their securities.

Recent Developments

Closed and Pending Commitments

As of May 5, 2011, we have closed commitments of approximately $51.5 million to new and existing portfolio companies, and funded approximately $39.0 million since the close of the first quarter. In addition, we have pending commitments (signed term sheets) of approximately $57.0 million.

The table below summarizes our year-to-date closed and pending commitments as follows:

2011 Closed Commitments and Pending Commitments (dollars in millions)
Closed Commitments, January 1, 2011 - March 31, 2011	$98.0
Closed Commitments, April 1, 2011 - May 5, 2011	51.5

Total 2011 Closed Commitments(a)	149.5

Pending Commitments (as of May 5, 2011)(b)	57.0

Total	$206.5

A.	Not all Closed Commitments result in future cash requirements. Commitments generally fund over the two succeeding quarters from close.
B.	Not all Pending Commitments (signed non-binding term sheets) are expected to close and do not necessarily represent any future cash requirements.

SBA Facility

In April 2011, we received approval from the SBA to borrow $25.0 million under a new capital commitment under our second license held by HT III. This commitment allows us to borrow to the maximum of $225.0 million under two SBIC licenses, subject to SBA approval.

Convertible Debt Offering

In April 2011, we issued and priced $75.0 million in aggregate principle amount of 6.00% convertible senior notes (the “Convertible Senior Notes”) due 2016.

The Convertible Senior Notes mature on April 15, 2016 (the “Maturity Date”), unless previously converted or repurchased in accordance with their terms. The Convertible Senior Notes bear interest at a rate of 6.00% per year payable semiannually in arrears on April 15 and October 15 of each year, commencing on October 15, 2011. The Convertible Senior Notes are our senior unsecured obligations and rank senior in right of payment to our existing and future indebtedness that is expressly subordinated in right of payment to the Convertible Senior

Notes; equal in right of payment to our existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of our secured indebtedness (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.

Prior to the close of business on the business day immediately preceding October 15, 2015, holders may convert their Convertible Senior Notes only under certain circumstances set forth in the Indenture. On or after October 15, 2015 until the close of business on the scheduled trading day immediately preceding the Maturity Date, holders may convert their Convertible Senior Notes at any time. Upon conversion, we will pay or deliver, as the case may be, at its election, cash, shares of its common stock or a combination of cash and shares of its common stock. The conversion rate will initially be 84.0972 shares of common stock per $1,000 principal amount of Convertible Senior Notes (equivalent to an initial conversion price of approximately $11.89 per share of common stock). The conversion rate will be subject to adjustment in some events but will not be adjusted for any accrued and unpaid interest. In addition, if certain corporate events occur prior to the Maturity Date, the conversion rate will be increased for converting holders.

We may not redeem the Convertible Senior Notes prior to maturity. No sinking fund is provided for the Convertible Senior Notes. In addition, if certain corporate events occur in respect of the Company, holders of Convertible Senior Notes may require us to repurchase for cash all or part of their Convertible Senior Notes at a repurchase price equal to 100% of the principal amount of the Convertible Senior Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the required repurchase date.

In accounting for the Convertible Senior Notes, we estimated that the values of the debt and equity components of the notes were approximately 92.8% and 7.2%, respectively. The original issue discount equal to the estimated equity component of 7.2% of the Convertible Senior Notes will initially be recorded in “capital in excess of par value” in the consolidated statement of assets and liabilities. As a result, we will record interest expense comprised of both stated interest expense as well as accretion of the original issue discount resulting in an estimated effective interest rate of approximately 7.9%.

Portfolio Company Developments

In April 2011, two additional portfolio companies, BrightSource Energy, Inc. and Wageworks, Inc., filed their S-1 registration statements to complete their respective IPOs. The pricing range for these two companies is not currently available. In total, as of May 20, 2011, we held investments in six companies in IPO registration. There can be no assurances that these companies will complete their IPOs in a timely manner or at all.

Resignation of CFO and Appointment of Interim CFO

On May 18, 2011, David M. Lund announced his resignation, effective May 31, 2011, from his position as Vice President of Finance and Chief Financial Officer of the Company. Effective June 1, 2011, the Company’s Board of Directors appointed Jessica Baron as Vice President of Finance and Interim Chief Financial Officer of the Company while the Company conducts a search for Mr. Lund’s successor.

General Information

Our principal executive offices are located at 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301, and our telephone number is (650) 289-3060. We also have offices in Boston, Massachusetts and Boulder, Colorado. We maintain a website on the Internet at www.herculestech.com. Information contained in our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

We file annual, quarterly and current periodic reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, which we refer to as the Exchange Act. This information is available at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information about the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains an Internet website, at www.sec.gov, that contains reports, proxy and information statements, and other information regarding issuers, including us, who file documents electronically with the SEC.

FEES AND EXPENSES

The following table is intended to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. However, we caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you” or “us” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Hercules Technology Growth Capital.

Stockholder Transaction Expenses (as a percentage of the public offering price):
Sales load (as a percentage of offering price)(1)	—%
Offering expenses	—%
Dividend reinvestment plan fees	—	%(2)

Total stockholder transaction expenses (as a percentage of the public offering price)	—%

Annual Expenses (as a percentage of net assets attributable to common stock):(9)
Operating expenses	6.1	%(3)(4)
Interest payments on borrowed funds	2.2	%(5)
Fees paid in connection with borrowed funds	0.9	%(6)
Acquired fund fees and expenses(7)	0.0%

Total annual expenses	9.2	%(8)

(1)	In the event that the shares of common stock to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.
(2)	The expenses associated with the administration of our dividend reinvestment plan are included in “Operating expenses.” We pay all brokerage commissions incurred with respect to open market purchases, if any, made by the administrator under the plan. For more details about the plan, see “Dividend Reinvestment Plan.”
(3)	“Operating expenses” represent our estimated operating expenses for the year ending December 31, 2011 including income tax expense (benefit) including excise tax, excluding interests and fees on indebtedness. This percentage for the year ended December 31, 2010 was 5.6%. See “Management’s Discussion and Analysis and Results of Operations,” “Management,” and “Compensation of Executive Officers and Directors.”
(4)	We do not have an investment adviser and are internally managed by our executive officers under the supervision of our Board of Directors. As a result, we do not pay investment advisory fees, but instead we pay the operating costs associated with employing investment management professionals.
(5)	“Interest payments on borrowed funds” represents estimated interest payments on borrowed funds for 2011 including our Wells Facility and the SBA debentures.
Citigroup has an equity participation right through a warrant participation agreement on the pool of loans and warrants and shares underlying the warrants collateralized under our prior credit facility with Citigroup (the “Citigroup Facility”). As a fee and incentive to Citigroup for the extension of the Citigroup Facility, we entered into a Warrant Participant Agreement with Citigroup in August 2005. Pursuant to the Warrant Participation Agreement, we granted to Citigroup a 10% participation in all warrants held as collateral. However, no additional warrants are included in collateral subsequent to the Citigroup Facility amendment on May 2, 2007. As a result, Citigroup is entitled to 10% of the realized gains on the warrants until the realized gains paid to Citigroup pursuant to the agreement equals $3,750,000 (the “Maximum Participation Limit”). The obligations under the warrant participation agreement continue until the Maximum Participation Limit has been reached even though the Citigroup Facility was terminated. During the quarter ended March 31, 2011, we recorded a decrease of the derivative liability related to this obligation and decreased its unrealized appreciation by approximately $37,000 for Citigroup’s participation in unrealized gains in the warrant portfolio. The value of their participation right on unrealized appreciation in the related equity investments was approximately $444.1 at March 31, 2011 and is included in accrued liabilities and decreased the unrealized gain recognized by us at March 31. Since inception of the warrant participation agreement, we have paid Citigroup approximately $1.1 million under the warrant participation agreement thereby reducing our realized gains by this amount. There can be no assurances that the unrealized appreciation of the warrants will not be higher or lower in future periods due to fluctuations in the value of the warrants, thereby increasing or reducing the effect on the cost of borrowing.
(6)	“Fees paid in connection with borrowed funds” represents estimated fees paid in connection with borrowed funds for 2011 including our Wells Facility and the SBA debentures. This percentage for the year ended December 31, 2010 was approximately 0.3%.
(7)	For the quarter ended March 31, 2011 and for the year ended December 31, 2010, we did not have any investments in shares of Acquired Funds that are not consolidated and, as a result, we did not directly or indirectly incur any fees from Acquired Funds.
(8)	“Total annual expenses” is the sum of “operating expenses,” “interest payments on borrowed funds” and “fees paid in connection with borrowed funds.”
(9)	“Average net assets attributable to common stock” equals the weighted estimated average net assets for 2011 which is $407.7 million.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. These amounts are based upon our payment of annual operating expenses at the levels set forth in the table above and assume no additional leverage.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$127	$279	$420	$732

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or lesser than those shown. Moreover, while the example assumes, as required by the applicable rules of the SEC, a 5% annual return, our performance will vary and may result in a return greater or lesser than 5%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan may receive shares valued at the market price in effect at that time. This price may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

SELECTED CONSOLIDATED FINANCIAL DATA

The selected consolidated financial data should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Senior Securities” and the consolidated financial statements and related notes included elsewhere herein. The selected balance sheet data as of the end of fiscal 2009, 2008, 2007 and 2006 and the selected statement of operations data for fiscal 2009, 2008, 2007 and 2006 have been derived from our audited financial statements for these years, which have been audited by Ernst & Young LLP, our former independent registered public accounting firm. The historical data are not necessarily indicative of results to be expected for any future period. The selected balance sheet data as of the end of fiscal 2010 and the financial statement of operations data for fiscal 2010 have been derived from our audited financial statements, which have been audited by PricewaterhouseCoopers LLP, our independent registered public accounting firm.

	For the three months ended March 31,		For the year ended December 31,
	2011	2010	2010	2009	2008	2007	2006
Investment income:
Interest	$16,456	$11,235	$54,700	$62,200	$67,283	$48,757	$26,278
Fees	2,695	1,285	4,774	12,077	8,552	5,127	3,230

Total investment income	19,151	12,520	59,474	74,277	75,835	53,884	29,508

Operating expenses:
Interest	2,233	2,026	8,572	9,387	13,121	4,404	5,770
Loan fees	934	298	1,259	1,880	2,649	1,290	810
General and administrative	2,206	1,889	7,086	7,281	6,899	5,437	5,409
Employee Compensation:
Compensation and benefits	3,253	2,238	10,474	10,737	11,595	9,135	5,779
Stock-based compensation	721	457	2,709	1,888	1,590	1,127	617

Total employee compensation	3,974	2,695	13,183	12,625	13,185	10,262	6,396

Total operating expenses	9,347	6,908	30,100	31,173	35,854	21,393	18,385
Net investment income before provision for income taxes and investment gains and losses	9,804	5,612	29,374	43,104	39,981	32,491	11,123
Provision for income taxes	—	—	—	—	—	2	643
Net investment income	9,804	5,612	29,374	43,104	39,982	32,489	10,480
Net realized gain (loss) on investments	4,370	362	(26,382)	(30,801)	2,643	2,791	(1,604)
Provision for Excise Tax	—	—	—	—	(203)	(139)	—
Net increase (decrease) in unrealized appreciation on investments	(15,352)	(260)	1,990	1,269	(21,426)	7,268	2,508

Net realized and unrealized gain (loss)	(10,982)	102	(24,392)	(29,532)	(18,986)	9,920	904

Net increase (decrease) in net assets resulting from operations	$(1,178)	$5,714	$4,982	$13,572	$20,995	$42,409	$11,384

Cash and stock dividends declared per common share	$0.23	$0.16	$0.80	$1.26	$1.32	$1.20	$0.90

	As of March 31,	As of December 31,
($ in thousands, except per share data)	2011	2010	2009	2008	2007	2006
Balance sheet data:
Investments, at value	$445,054	$472,032	$374,669	$578,211	$525,492	$280,596
Cash and cash equivalents	114,435	107,014	124,828	17,242	7,856	16,404
Total assets	574,406	591,247	508,967	608,672	541,943	301,142
Total liabilities	171,199	178,716	142,452	226,214	141,206	45,729
Total net assets	403,207	412,531	366,515	382,458	400,737	255,413

Other Data:
Total debt investments, at value	$396,565	$401,618	$325,134	$536,964	$477,643	$264,086
Total warrant investments, at value	21,467	23,690	14,450	17,883	21,646	8,441
Total equity investments, at value	27,022	46,724	35,085	23,364	26,203	8,069
Unfunded commitments	131,100	117,200	11,700	82,000	130,602	55,500
Net asset value per share(1)	$9.20	$9.50	$10.29	$11.56	$12.31	$11.65

(1)	Based on common shares outstanding at period end.

The following tables set forth certain quarterly financial information for each of the nine quarters up to and ending March 31, 2011. This information was derived from our unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter.

	For the Quarter End
(Amounts in thousands, except per share data)	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010
Selected Quarterly Data (unaudited):
Total investment income	$19,151	$16,807	$15,646	$14,501	$12,520
Net investment income before provision for income taxes and investment gains and losses	9,804	8,751	8,148	6,863	5,612
Net increase (decrease) in net assets resulting from operations	(1,178)	11,721	(7,823)	(4,630)	5,714
Net increase (decrease) in net assets resulting from operations per common share (basic)	$0.23	$0.30	$(0.23)	$(0.14)	$0.16

	For the Quarter End
(Amounts in thousands, except per share data)	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009
Selected Quarterly Data (unaudited):
Total investment income	$16,666	$17,681	$19,480	$20,450
Net investment income before provision for income taxes and investment gains and losses	9,377	10,347	11,821	11,558
Net increase (decrease) in net assets resulting from operations	8,459	13,690	(13,059)	4,482
Net increase (decrease) in net assets resulting from operations per common share (basic)	$0.24	$0.39	$(0.38)	$0.14

RISK FACTORS

Investing in our common stock may be speculative and involves a high degree of risk. Before you invest in shares of our common stock, you should be aware of various risks, including those described below. You should carefully consider these risks, together with all of the other information included in this prospectus, before you decide whether to make an investment in our common stock. The risks set forth below are not the only risks we face. If any of the following risks occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

Risks Related to our Business Structure and Current Economic and Market Conditions

We have a limited operating history as a business development company, which may affect our ability to manage our business and may impair your ability to assess our prospects.

The 1940 Act and the Code impose numerous constraints on the operations of BDCs and RICs. For example, under the 1940 Act, BDCs are required to invest at least 70% of their total assets primarily in securities of private or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Moreover, qualification for taxation as a RIC under subchapter M of the Code requires satisfaction of source-of-income and diversification requirements and our ability to avoid corporate level taxes on our income and gains depends on our satisfaction of distribution requirements. The failure to comply with these provisions in a timely manner could prevent us from qualifying as a BDC or RIC or could force us to pay unexpected taxes and penalties, which could be material. These constraints, among others, may hinder our ability to take advantage of attractive investment opportunities and to achieve our investment objective. Our experience operating under these constraints is limited to the period since our inception.

Capital markets have experienced a period of disruption and instability and we cannot predict whether these conditions will reoccur.

The global capital markets have experienced a period of disruption as evidenced by a lack of liquidity in the debt capital markets, write-offs in the financial services sector, the re-pricing of credit risk and the failure of certain major financial institutions. Despite actions of the United States federal government and foreign governments, these events contributed to worsening general economic conditions that have materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. While indicators suggest improvement in the capital markets, these conditions could deteriorate in the future. During such market disruptions, we may have difficulty raising debt or equity capital especially as a result of regulatory constraints. Market conditions may in the future make it difficult to extend the maturity of or refinance our existing indebtedness and any failure to do so could have a material adverse effect on our business. The illiquidity of our investments may make it difficult for us to sell such investments if required. As a result, we may realize significantly less than the value at which we have recorded our investments. In addition, significant changes in the capital markets, including the disruption and volatility, have had, and may in the future have, a negative effect on the valuations of our investments and on the potential for liquidity events involving our investments. An inability to raise capital, and any required sale of our investments for liquidity purposes, could have a material adverse impact on our business, financial condition and results of operations.

We have identified a material weakness in our internal control over financial reporting, and our business and stock price may be adversely affected if we have not adequately addressed the weakness.

As a result of our evaluation of our internal control over financial reporting for the year ended December 31, 2010, management identified a material weakness related to our valuation process specifically involving debt investments. We have corrected the valuation process to refine our application of ASC 820 and believe that our audited consolidated financial statements for the year ended December 31, 2010 reflect the fair value of our debt investments in accordance with ASC 820 using the new valuation procedure. During the year ended December 31, 2010, we recognized additional unrealized depreciation of $803,000, which is not material to the 2010 consolidated financial statements. As of March 31, 2011, management has evaluated the remedial action, assessed the operating effectiveness of the remediated controls and concluded that it has remediated the material weakness described above.

In connection with the preparation of our Consolidated Financial Statements for the three-month period ended March 31, 2011, we identified a material weakness in our internal control over financial reporting related to manual input errors in calculations used to derive the fair value of some investment portfolio holdings as of the measurement date, thereby impacting reported amounts with respect to investments and net increase (decrease) in unrealized appreciation on investments. Our consolidated financial statements for the quarter ended March 31, 2011 reflect the fair value of our investments and we have taken remediation steps to enhance the internal control procedures in order to effectively remediate the deficiencies in our internal control processes related to such errors.

If we cannot produce reliable financial reports, investors could lose confidence in our reported financial information, the market price of our stock and the Convertible Senior Notes could decline significantly, we may be unable to obtain additional financing to operate and expand our business, and our business and financial condition could be harmed. See “Management’s Discussion and Analysis of Financial Condition and Results of Operation—Controls and Procedures.”

Our business is subject to increasingly complex corporate governance, public disclosure and accounting requirements that could adversely affect our business and financial results.

We are subject to changing rules and regulations of federal and state government as well as the stock exchange on which our common stock is listed. These entities, including the Public Company Accounting Oversight Board, the SEC and the Nasdaq Stock Market, have issued a significant number of new and increasingly complex requirements and regulations over the course of the last several years and continue to develop additional regulations and requirements in response to laws enacted by Congress. On July 21, 2010, the Dodd-Frank Wall Street Reform and Protection Act, or the Dodd-Frank Act, was enacted. There are significant corporate governance and executive compensation-related provisions in the Dodd-Frank Act that require the SEC to adopt additional rules and regulations in these areas such as “say on pay” and proxy access. Our efforts to comply with these requirements have resulted in, and are likely to continue to result in, an increase in expenses and a diversion of management’s time from other business activities.

The impact of recent financial reform legislation on us is uncertain.

In light of current conditions in the U.S. and global financial markets and the U.S. and global economy, legislators, the presidential administration and regulators have increased their focus on the regulation of the financial services industry. The Dodd-Frank Act institutes a wide range of reforms that will have an impact on all financial institutions. Many of these provisions are subject to rule making procedures and studies that will be conducted in the future. Accordingly, we cannot predict the effect the Dodd-Frank Act or its implementing regulations will have on our business, results of operations or financial condition.

We have and may in the future choose to pay dividends in our own stock, in which case you may be required to pay tax in excess of the cash you receive.

Under a revenue procedure issued by the Internal Revenue Service, RICs are permitted to treat certain distributions made with respect to tax years ending prior to January 1, 2012, and payable in up to 90% in their stock, as taxable dividends that will satisfy their annual distribution obligations for federal income tax and excise tax purposes. In situations where this revenue procedure is not applicable, the Internal Revenue Service has also issued private letter rulings on cash/stock dividends paid by RICs and real estate investment trusts using a 20% cash standard (instead of the 10% cash standard of the revenue procedure) if certain requirements are satisfied. We previously determined to pay 90% of our first quarter 2009 dividend in shares of newly issued common stock, and we may in the future determine to distribute taxable dividends that are payable in part in our common stock. Taxable stockholders receiving such dividends will be required to include the full amount of the dividend as ordinary income (or as long-term capital gain to the extent such distribution is properly designated as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, then such sales may put downward pressure on the trading price of our stock.

We are dependent upon key management personnel for their time availability and our future success, particularly Manuel A. Henriquez, and if we are not able to hire and retain qualified personnel, or if we lose any member of our senior management team, our ability to implement our business strategy could be significantly harmed.

We depend upon the members of our senior management, particularly Mr. Henriquez, as well as other key personnel for the identification, final selection, structuring, closing and monitoring of our investments. These employees have critical industry experience and relationships on which we rely to implement our business plan. If we lose the services of Mr. Henriquez, or of any other senior management members, we may not be able to operate the business as we expect, and our ability to compete could be harmed, which could cause our operating results to suffer. Furthermore, we do not have an employment agreement with Mr. Henriquez and our senior management is not restricted from creating new investment vehicles subject to compliance with applicable law. We believe our future success will depend, in part, on our ability to identify, attract and retain sufficient numbers of highly skilled employees. If we do not succeed in identifying, attracting and retaining such personnel, we may not be able to operate our business as we expect.

Our business model depends to a significant extent upon strong referral relationships with venture capital and private equity fund sponsors, and our inability to develop or maintain these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

We expect that members of our management team will maintain their relationships with venture capital and private equity firms, and we will rely to a significant extent upon these relationships to provide us with our deal flow. If we fail to maintain our existing relationships, our relationships become strained as a result of enforcing our rights with respect to non-performing portfolio companies in protecting our investments or we fail to develop new relationships with other firms or sources of investment opportunities, then we will not be able to grow our investment portfolio. In addition, persons with whom members of our management team have relationships are not obligated to provide us with investment opportunities and, therefore, there is no assurance that such relationships will lead to the origination of debt or other investments.

We operate in a highly competitive market for investment opportunities, and we may not be able to compete effectively.

A number of entities compete with us to make the types of investments that we plan to make in prospective portfolio companies. We compete with a large number of venture capital and private equity firms, as well as with other investment funds, investment banks and other sources of financing, including traditional financial services companies such as commercial banks and finance companies. Many of our competitors are substantially larger and have considerably greater financial, technical, marketing and other resources than we do. For example, some competitors may have a lower cost of funds and/or access to funding sources that are not available to us. This may enable some competitors to make commercial loans with interest rates that are comparable to or lower than the rates that we typically offer. We may lose prospective portfolio companies if we do not match competitors’

pricing, terms and structure. If we do match competitors’ pricing, terms or structure, we may experience decreased net interest income and increased risk of credit losses. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments, establish more relationships and build their market shares. Furthermore, many potential competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company or that the Code would impose on us as a RIC. If we are not able to compete effectively, our business, financial condition, and results of operations will be adversely affected. As a result of this competition, there can be no assurance that we will be able to identify and take advantage of attractive investment opportunities that we identify, or that we will be able to fully invest our available capital.

Because we intend to distribute substantially all of our income to our stockholders in order to qualify as a RIC, we will continue to need additional capital to finance our growth. If additional funds are unavailable or not available on favorable terms, our ability to grow will be impaired.

In order to satisfy the tax requirements applicable to a RIC, to avoid payment of excise taxes and to minimize or avoid payment of income taxes, we intend to distribute to our stockholders substantially all of our ordinary income and realized net capital gains except for certain realized net long-term capital gains, which we may retain, pay applicable income taxes with respect thereto and elect to treat as deemed distributions to our stockholders. As a business development company, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which includes all of our borrowings and any preferred stock that we may issue in the future, of at least 200%. This requirement limits the amount that we may borrow. This limitation may prevent us from incurring debt and require us to raise additional equity at a time when it may be disadvantageous to do so. We cannot assure you that debt and equity financing will be available to us on favorable terms, or at all, and debt financings may be restricted by the terms of any of our outstanding borrowings. If we are unable to incur additional debt, we may be required to raise additional equity at a time when it may be disadvantageous to do so. In addition, shares of closed-end investment companies have recently traded at discounts to their net asset values. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our net asset value. If our common stock trades below its net asset value, we generally will not be able to issue additional shares of our common stock at its market price without first obtaining the approval for such issuance from our stockholders and our independent directors. If additional funds are not available to us, we could be forced to curtail or cease new lending and investment activities, and our net asset value could decline. In addition, our results of operations and financial condition could be adversely affected.

Because we borrow money, there could be increased risk in investing in our company.

Lenders have fixed dollar claims on our assets that are superior to the claims of stockholders, and we have granted, and may in the future grant, lenders a security interest in our assets in connection with borrowings. In the case of a liquidation event, those lenders would receive proceeds before our stockholders. In addition, borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. Leverage is generally considered a speculative investment technique. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more than it otherwise would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause the net asset value attributable to our common stock to decline more than it otherwise would have had we not leveraged. Similarly, any increase in our revenue in excess of interest expense on our borrowed funds would cause our net income to increase more than it would without the leverage. Any decrease in our revenue would cause our net income to decline more than it would have had we not borrowed funds and could negatively affect our ability to make distributions on common stock. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. We and, indirectly, our stockholders will bear the cost associated with our leverage activity. Our secured credit facilities with Wells Fargo Capital Finance

LLC and Union Bank, N.A. and our Convertible Senior Notes contain financial and operating covenants that could restrict our business activities, including our ability to declare dividends if we default under certain provisions.

As of March 31, 2011, there were zero amounts outstanding under our secured facilities with Wells Fargo and Union Bank and $163.75 million principal amount of indebtedness outstanding incurred by our SBIC subsidiaries. There can be no assurance that we will be successful in obtaining any additional debt capital on terms acceptable to us or at all. If we are unable to obtain debt capital, then our equity investors will not benefit from the potential for increased returns on equity resulting from leverage to the extent that our investment strategy is successful and we may be limited in our ability to make new commitments or fundings to our portfolio companies.

As a business development company, generally we are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). In addition, we may not be permitted to declare any cash dividend or other distribution on our outstanding common shares, or purchase any such shares, unless, at the time of such declaration or purchase, we have asset coverage of at least 200% after deducting the amount of such dividend, distribution, or purchase price. If this ratio declines below 200%, we may not be able to incur additional debt and may need to sell a portion of our investments to repay some debt when it is disadvantageous to do so, and we may not be able to make distributions. As of March 31, 2011 our asset coverage for senior indebtedness was 350.8% since we exclude SBA leverage from this ratio and we had no other borrowings outstanding.

	Assumed Return on Our Portfolio (Net of Expenses)
	(10)%	(5)%	0%	5%	10%
Corresponding return to stockholder(1)	(26.70)%	(15.44)%	(4.17)%	7.09%	18.35%

(1)	Assumes $574.4 million in total assets, $163.75 million in debt outstanding, $403.2 million in stockholders’ equity, and an average cost of funds of 6.5%, which is the approximate average cost of funds of the SBA debentures for the period ended March 31, 2011. Actual interest payments may be different.

Because most of our investments typically are not in publicly-traded securities, there is uncertainty regarding the value of our investments, which could adversely affect the determination of our net asset value.

At March 31, 2011, portfolio investments, which are valued at fair value by the Board of Directors, were approximately 77.5% of our total assets. We expect our investments to continue to consist primarily of securities issued by privately-held companies, the fair value of which is not readily determinable. In addition, we are not permitted to maintain a general reserve for anticipated loan losses. Instead, we are required by the 1940 Act to specifically value each investment and record an unrealized gain or loss for any asset that we believe has increased or decreased in value.

There is no single standard for determining fair value in good faith. We value these securities at fair value as determined in good faith by our Board of Directors, based on the recommendations of our Valuation Committee. The Valuation Committee uses its best judgment in arriving at the fair value of these securities. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while applying a valuation process for the types of investments we make which includes, but is not limited to, deriving a hypothetical exit price. However, the Board of Directors retains ultimate authority as to the appropriate valuation of each investment. Because such valuations are inherently uncertain and may be based on estimates, our determinations of fair value may differ materially from the values that would be assessed if a ready market for these securities existed. We adjust quarterly the valuation of our portfolio to reflect the Board of Directors’ determination of the fair value of each investment in our portfolio. Any changes in fair value are recorded in our statement of operations as net change in unrealized appreciation or depreciation. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

Our financial results could be negatively affected if a significant portfolio investment fails to perform as expected.

Our total investment in companies may be significant individually or in the aggregate. As a result, if a significant investment in one or more companies fails to perform as expected, our financial results could be more negatively affected and the magnitude of the loss could be more significant than if we had made smaller investments in more companies. The following table shows the fair value of the totals of investments held in portfolio companies at March 31, 2011 that represent greater than 5% of net assets:

	March 31, 2011
(in thousands)	Fair Value	Percentage of Net Assets
Aveo Pharmaceuticals, Inc.	$28,614	7.1%
Unify Corporation	25,864	6.4%
Pacira Pharmaceuticals	25,481	6.3%
Brightsource Energy, Inc.	24,897	6.2%
Anthera Pharmaceuticals	24,824	6.2%
Tectura Corporation	24,232	6.0%

Aveo Pharmaceuticals, Inc. is a biopharmaceutical company dedicated to the discovery and development of new, targeted cancer therapeutics.

Unify Corporation is a global provider of application development, data management and migration solutions.

Pacira Pharmaceuticals is an emerging specialty pharmaceutical company focused on the development, commercialization and manufacture of new pharmaceutical products.

Anthera Pharmaceuticals, Inc. is a biopharmaceutical company focused on developing and commercializing products to treat serious diseases, including cardiovascular and autoimmune diseases.

Brightsource Energy, Inc. designs, develops and sells solar thermal power systems that deliver reliable, clean energy to utilities and industrial companies.

Tectura Corporation is an IT services firm that specializes in Microsoft Business Solutions applications.

Our financial results could be negatively affected if these portfolio companies or any of our other significant portfolio companies encounter financial difficulty and fail to repay their obligations or to perform as expected.

Regulations governing our operations as a business development company may affect our ability to, and the manner in which, we raise additional capital, which may expose us to risks.

Our business will require a substantial amount of capital. We may acquire additional capital from the issuance of senior securities, including borrowings, securitization transactions or other indebtedness, or the issuance of additional shares of our common stock. However, we may not be able to raise additional capital in the future on favorable terms or at all. We may issue debt securities, other evidences of indebtedness or preferred stock, and we may borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the 1940 Act, we are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). In addition, we may not be permitted to declare any cash dividend or other distribution on our outstanding common shares, or purchase any such shares, unless, at the time of such declaration or purchase, we have an asset coverage of at least 200% after deducting the amount of such dividend, distribution, or purchase price. Our ability to pay dividends or issue additional senior securities would be restricted if our asset coverage ratio were not at least

200%. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to liquidate a portion of our investments and repay a portion of our indebtedness at a time when such sales may be disadvantageous. As a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred stock, the preferred stock would rank “senior” to common stock in our capital structure, preferred stockholders would have separate voting rights and might have rights, preferences, or privileges more favorable than those of our common stockholders and the issuance of preferred stock could have the effect of delaying, deferring, or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest.

To the extent that we are constrained in our ability to issue debt or other senior securities, we will depend on issuances of common stock to finance operations. Other than in certain limited situations such as rights offerings, as a business development company, we are generally not able to issue our common stock at a price below net asset value without first obtaining required approvals from our stockholders and our independent directors. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our stockholders at that time will decrease, and you might experience dilution. Moreover, we can offer no assurance that we will be able to issue and sell additional equity securities in the future, on favorable terms or at all.

In addition to issuing securities to raise capital as described above, we anticipate that, in the future, we may securitize our loans to generate cash for funding new investments. The securitization market has effectively shut down with the recent financial market collapse and we cannot assure you that will be able to securitize our loans in the near future, or at all. An inability to successfully securitize our loan portfolio could limit our ability to grow our business and fully execute our business strategy.

Our equity ownership in a portfolio company may represent a Control Investment. Our ability to exit an investment in a timely manner because we are in a control position or have access to inside information in the portfolio company could result in a realized loss on the investment.

If we obtain a Control Investment in a portfolio company our ability to divest ourselves from a debt or equity investment could be restricted due to illiquidity in a private stock, limited trading volume on a public company’s stock, inside information on a company’s performance, insider blackout periods, or other factors that could prohibit us from disposing of the investment as we would if it were not a Control Investment. Additionally, we may choose not to take certain actions to protect a debt investment in a Control Investment portfolio company. As a result, we could experience a decrease in the value of our portfolio company holdings and potentially incur a realized loss on the investment.

When we are a debt or minority equity investor in a portfolio company, we may not be in a position to control the entity, and management of the company may make decisions that could decrease the value of our portfolio holdings.

We make both debt and minority equity investments; therefore, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and the stockholders and management of such company may take risks or otherwise act in ways that do not serve our interests. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a business development company or be precluded from investing according to our current business strategy.

As a business development company, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. See “Regulation.”

We believe that most of the senior loans we make will constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could lose our status as a business development company, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inappropriate times in order to comply with the 1940 Act. If we need to dispose of such investments quickly, it would be difficult to dispose of such investments on favorable terms. For example, we may have difficulty in finding a buyer and, even if we do find a buyer, we may have to sell the investments at a substantial loss.

A failure on our part to maintain our qualification as a business development company would significantly reduce our operating flexibility.

If we fail to continuously qualify as a business development company, we might be subject to regulation as a registered closed-end investment company under the 1940 Act, which would significantly decrease our operating flexibility. In addition, failure to comply with the requirements imposed on business development companies by the 1940 Act could cause the SEC to bring an enforcement action against us. For additional information on the qualification requirements of a business development company, see “Regulation.”

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

In accordance with generally accepted accounting principles and tax requirements, we include in income certain amounts that we have not yet received in cash, such as contracted payment-in-kind interest, which represents contractual interest added to a loan balance and due at the end of such loan’s term. In addition to the cash yields received on our loans, in some instances, certain loans may also include any of the following: end-of-term payments, exit fees, balloon payment fees or prepayment fees. The increases in loan balances as a result of contracted payment-in-kind arrangements are included in income for the period in which such payment-in-kind interest was accrued, which is often in advance of receiving cash payment, and are separately identified on our statements of cash flows. We also may be required to include in income certain other amounts prior to receiving the related cash.

Any warrants that we receive in connection with our debt investments will generally be valued as part of the negotiation process with the particular portfolio company. As a result, a portion of the aggregate purchase price for the debt investments and warrants will be allocated to the warrants that we receive. This will generally result in “original issue discount” for tax purposes, which we must recognize as ordinary income, increasing the amount that we are required to distribute to qualify for the federal income tax benefits applicable to RICs. Because these warrants generally will not produce distributable cash for us at the same time as we are required to make distributions in respect of the related original issue discount, we would need to obtain cash from other sources or to pay a portion of our distributions using shares of newly issued common stock, consistent with Internal Revenue Service requirements, to satisfy such distribution requirements.

Other features of the debt instruments that we hold may also cause such instruments to generate an original issue discount, resulting in a dividend distribution requirement in excess of current cash interest received. Since in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the RIC tax requirement to distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Under such circumstances, we may have to sell some of our assets, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are unable to obtain cash from other sources and are otherwise unable to satisfy such distribution requirements, we may fail to qualify for the federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level income tax on all our income. See “Certain United States Federal Income Tax Considerations.”

There is a risk that you may not receive distributions or that our distributions may not grow over time.

We intend to make distributions on a quarterly basis to our stockholders. We cannot assure you that we will achieve investment results, or our business may not perform in a manner that will allow us to make a specified level of distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions. Also, our credit facilities limit our ability to declare dividends if we default under certain provisions.

If we are unable to manage our future growth effectively, we may be unable to achieve our investment objective, which could adversely affect our financial condition and results of operations and cause the value of your investment to decline.

Our ability to achieve our investment objective will depend on our ability to sustain growth. Sustaining growth will depend, in turn, on our senior management team’s ability to identify, evaluate, finance and invest in suitable companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of our marketing capabilities, our management of the investment process, our ability to provide efficient services and our access to financing sources on acceptable terms. Failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

Our quarterly and annual operating results are subject to fluctuation as a result of the nature of our business, and if we fail to achieve our investment objective, the net asset value of our common stock may decline.

We could experience fluctuations in our quarterly and annual operating results due to a number of factors, some of which are beyond our control, including, but not limited to, the interest rate payable on the debt securities that we acquire, the default rate on such securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, changes in our portfolio composition, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

In addition, any of these factors could negatively impact our ability to achieve our investment objectives, which may cause our net asset value of our common stock to decline.

Fluctuations in interest rates may adversely affect our profitability.

A portion of our income will depend upon the difference between the rate at which we borrow funds and the interest rate on the debt securities in which we invest. Because we will borrow money to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest these funds. Typically, we anticipate that our interest-earning investments will accrue and pay interest at both variable and fixed rates, and that our interest-bearing liabilities will accrue interest at variable rates. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. We anticipate using a combination of equity and long-term and short-term borrowings to finance our investment activities.

A significant increase in market interest rates could harm our ability to attract new portfolio companies and originate new loans and investments. We expect that most of our current initial investments in debt securities will be at floating rate with a floor. However, in the event that we make investments in debt securities at variable rates, a significant increase in market interest rates could also result in an increase in our non-performing assets and a decrease in the value of our portfolio because our floating-rate loan portfolio companies may be unable to meet higher payment obligations. In periods of rising interest rates, our cost of funds would increase, resulting in a decrease in our net investment income. In addition, a decrease in interest rates may reduce net income, because new investments may be made at lower rates despite the increased demand for our capital that the decrease in interest rates may produce. We may, but will not be required to, hedge against the risk of adverse movement in interest rates in our short-term and long-term borrowings relative to our portfolio of assets. If we engage in hedging activities, it may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition, and results of operations.

Our realized gains are reduced by amounts paid pursuant to the warrant participation agreement.

Citigroup, a former credit facility provider to Hercules, has an equity participation right through a warrant participation agreement on the pool of loans and certain warrants formerly collateralized under its then existing credit facility (the “Citigroup Facility”). Pursuant to the warrant participation agreement, we granted to Citigroup a 10% participation in all warrants held as collateral. As a result, Citigroup is entitled to 10% of the realized gains on certain warrants until the realized gains paid to Citigroup pursuant to the agreement equals $3,750,000 (the “Maximum Participation Limit”). The obligations under the warrant participation agreement continue even after the Citigroup Facility is terminated until the Maximum Participation Limit has been reached.

During the quarter ended March 31, 2011, the Company recorded an increase on participation liability and increased its unrealized gains by a net amount of approximately $37,000 for Citigroup’s participation. Since inception of the agreement, we have paid Citigroup approximately $1.1 million under the warrant participation agreement thereby reducing our realized gains. In addition, our realized gains will be reduced by the amounts owed to Citigroup under the warrant participation agreement. The value of Citigroup’s participation right on unrealized gains in the related equity investments since inception of the agreement was approximately $444,000 at March 31, 2011 and is included in accrued liabilities and decreased the unrealized gain recognized by us at March 31, 2011. Citigroup’s rights under the warrant participation agreement increase our cost of borrowing and reduce our realized gains.

It is likely that the terms of any long-term or revolving credit or warehouse facility we may enter into in the future could constrain our ability to grow our business.

On August 25, 2008, we, through a special purpose wholly-owned subsidiary, entered into a two-year revolving senior secured credit facility with an optional one-year extension with initial commitments of $50 million at closing with Wells Fargo Capital Finance (the “Wells Facility”). The Wells Facility has the capacity to increase to $300 million if additional lenders are added to the lending syndicate. As of March 31, 2011, we had zero outstanding borrowings under the Wells Facility.

During March 2011, we received a commitment to renew the Wells Facility. Under this three-year senior secured facility, Wells Fargo Capital Finance and RBC have made commitments of $75.0 million and $25.0 million, respectively. Borrowings under the facility are expected to be at an interest rate per annum equal to LIBOR plus 3.50%, with a floor of 5.00% and an advance rate of 50% against eligible loans. The facility will be secured by loans in the borrowing base. The facility contains an accordion feature, in which we can increase the credit line up to an aggregate of $300.0 million, funded by additional lenders and with the agreement of Wells Fargo Capital Finance and RBC and subject to other customary conditions. We expect to continue discussions with various other potential lenders to join the new facility; however, there can be no assurances that additional lenders will join the new credit facility. This new arrangement will replace the existing $300.0 million Wells Facility under which Wells Fargo Capital Finance had committed $50.0 million in capital and is subject to customary closing conditions and completion of legal documentation. We expect the covenants and events of default to be consistent with our existing Wells Facility. No assurance can be given that Wells Fargo Capital Finance, RBC and the Company will execute definitive documentation, that the definitive documentation will reflect the terms described herein or that the facility will be entered into at all.

On February 10, 2010, we entered a $20.0 million one-year revolving senior secured credit facility with Union Bank (the “Union Bank Facility”). Borrowings under the Union Bank Facility will generally bear interest at a rate per annum equal to LIBOR plus 2.25% with a floor of 4.0%. At March 31, 2011, there were no borrowings outstanding on this facility. The Union Bank Facility requires the payment of a non-use fee of 0.25% annually. The Union Bank Facility is collateralized by debt investments in our portfolio companies, and includes an advance rate equal to 50.0% of eligible loans placed in the collateral pool. The Union Bank Facility generally requires payment of interest on a monthly basis. All outstanding principal is due upon maturity. In February 2011, we extended the termination date of this facility from May 1, 2011 to July 31, 2011.

The current lenders under the Wells Facility and the Union Bank Facility have, and any future lender or lenders will have, fixed dollar claims on our assets that are senior to the claims of our stockholders and, thus, will have a preference over our stockholders with respect to our assets in the collateral pool. In addition, we may grant a security interest in our assets in connection with any such borrowing. These facilities contain customary default provisions such as a minimum net worth amount, a profitability test, and a restriction on changing our business and loan quality standards. In addition, such facilities require or are expected to require the repayment of all outstanding debt on the maturity which may disrupt our business and potentially, the business our portfolio companies that are financed through the facilities. An event of default under these facilities would likely result, among other things, in termination of the availability of further funds under that facility and an accelerated maturity date for all amounts outstanding under the facility, which would likely disrupt our business and, potentially, the business of the portfolio companies whose loans we financed through the facility. This could reduce our revenues and, by delaying any cash payment allowed to us under our facility until the lender has been paid in full, reduce our liquidity and cash flow and impair our ability to grow our business and maintain our status as a RIC.

The terms of future available financing may place limits on our financial and operating flexibility. If we are unable to obtain sufficient capital in the future, we may:

•	be forced to reduce or discontinue our operations;

•	not be able to expand or acquire complementary businesses; and

•	not be able to develop new services or otherwise respond to changing business conditions or competitive pressures.

In addition to regulatory restrictions that restrict our ability to raise capital, the Wells Facility, the Union Bank Facility and the Convertible Senior Notes contain various covenants which, if not complied with, could accelerate repayment under the facility, thereby materially and adversely affecting our liquidity, financial condition, results of operations and ability to pay dividends.

The credit agreements governing the Wells Facility and the Union Bank Facility and the Convertible Senior Notes require us to comply with certain financial and operational covenants. These covenants require us to, among other things, maintain certain financial ratios, including asset coverage, debt to equity and interest coverage. Our ability to continue to comply with these covenants in the future depends on many factors, some of which are beyond our control. There are no assurances that we will be able to comply with these covenants. Failure to comply with these covenants would result in a default which, if we were unable to obtain a waiver from the lenders under the Wells Facility and the Union Bank facility or the trustee or holders under the Convertible Senior Notes, could accelerate repayment under the facilities or the Convertible Senior Notes and thereby have a material adverse impact on our liquidity, financial condition, results of operations and ability to pay dividends. See “Management’s Discussion and Analysis of Results of Operations and Financial Condition—Borrowings.”

If we cannot obtain additional capital because of either regulatory or market price constraints, we could be forced to curtail or cease our new lending and investment activities, our net asset value could decrease and our level of distributions and liquidity could be affected adversely.

Our ability to secure additional financing and satisfy our financial obligations under indebtedness outstanding from time to time will depend upon our future operating performance, which is subject to the prevailing general economic and credit market conditions, including interest rate levels and the availability of credit generally, and financial, business and other factors, many of which are beyond our control. The prolonged continuation or worsening of current economic and capital market conditions could have a material adverse effect on our ability to secure financing on favorable terms, if at all.

If we are unable to obtain debt capital, then our equity investors will not benefit from the potential for increased returns on equity resulting from leverage to the extent that our investment strategy is successful and we may be limited in our ability to make new commitments or fundings to our portfolio companies.

As of March 31, 2011, we did not have any outstanding borrowings under either of our secured credit facilities with Wells Fargo or Union Bank and $163.75 million principal amount of indebtedness outstanding incurred by our SBIC subsidiaries. Available borrowing capacity under these facilities as of March 31, 2011 was $106.25 million and subject to terms, conditions and approvals of the SBA.

Two of our wholly-owned subsidiaries are licensed by the U.S. Small Business Administration, and as a result, we will be subject to SBA regulations.

Our wholly-owned subsidiaries HT II and HT III are licensed to act as SBICs and are regulated by the SBA. As of March 31, 2011, HT II’s and HT III’s portfolio companies accounted for approximately 35.6% and 16.5%, respectively, of our total portfolio. The SBIC licenses allow our SBIC subsidiaries to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. The SBA regulations require, among other things, that a licensed SBIC be examined periodically and audited by an independent auditor to determine the SBIC’s compliance with the relevant SBA regulations.

Under current SBA regulations, a licensed SBIC can provide capital to those entities that have a tangible net worth not exceeding $18.0 million and an average annual net income after Federal income taxes not exceeding $6.0 million for the two most recent fiscal years. In addition, a licensed SBIC must devote 25.0% of its investment activity to those entities that have a tangible net worth not exceeding $6.0 million and an average annual net income after Federal income taxes not exceeding $2.0 million for the two most recent fiscal years. The SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on factors such as the number of employees and gross sales. The SBA regulations permit licensed SBICs to make long term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. The SBA also places certain limitations on the financing terms of investments by SBICs in portfolio companies and prohibits SBICs from providing funds for certain purposes or to businesses in a few prohibited industries. Compliance with SBA requirements may cause HT II and HT III to forego attractive investment opportunities that are not permitted under SBA regulations.

Further, the SBA regulations require that a licensed SBIC be periodically examined and audited by the SBA to determine its compliance with the relevant SBA regulations. The SBA prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10.0% or more of a class of capital stock of a licensed SBIC. If either HT II or HT III fail to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit HT II’s or HT III’s use of debentures, declare outstanding debentures immediately due and payable, and/ or limit HT II or HT III from making new investments. Such actions by the SBA would, in turn, negatively affect us because HT II and HT III are our wholly owned subsidiaries. HT II and HT III were in compliance with the terms of the SBIC’s leverage as of March 31, 2011 as a result of having sufficient capital as defined under the SBA regulations. See “Regulation—Small Business Administration Regulations.”

There is no assurance that HT II or HT III will be able to draw up to the maximum limit available under the SBIC program.

On September 27, 2006, HT II received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and additional contributions to regulatory capital. As of March 31, 2011, HT II had the potential to borrow up to $150.0 million of SBA-guaranteed debentures under the SBIC program. With our net investment of $75.0 million in HT II as of March 31, 2011, HT II has the capacity to issue a total of $150.0 million of SBA guaranteed debentures, subject to SBA approval, of which $125.0 million is outstanding as of March 31, 2011.

On May 26, 2010, HT III received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and additional contributions to regulatory capital. As of March 31, 2011, HT III had the potential to borrow up to $75.0 million of SBA-guaranteed debentures under the SBIC program. With our net investment of $37.5 million in HT III as of March 31, 2011, HT III has the capacity to issue a total of $75.0 million of SBA guaranteed debentures, subject to SBA approval, of which $38.75 million was outstanding as of March 31, 2011. As of March 31, 2011, there was $163.75 million principal amount of indebtedness outstanding incurred by our SBIC subsidiaries. Access to the remaining leverage is subject to SBA approval and compliance with SBA regulations. There is no assurance that HT II or HT III will be able to draw up to the maximum limit available under the SBIC program.

Our wholly-owned SBIC subsidiaries may be unable to make distributions to us that will enable us to meet or maintain RIC status, which could result in the imposition of an entity-level tax.

In order for us to continue to qualify for RIC tax treatment and to minimize corporate-level taxes, we will be required to distribute substantially all of our net ordinary income and net capital gain income, including income from certain of our subsidiaries, which includes the income from our SBIC subsidiaries. We will be partially dependent on our SBIC subsidiaries for cash distributions to enable us to meet the RIC distribution requirements. Our SBIC subsidiaries may be limited by the Small Business Investment Act of 1958, and SBA regulations governing SBICs, from making certain distributions to us that may be necessary to maintain our status as a RIC. We may have to request a waiver of the SBA’s restrictions for our SBIC subsidiaries to make certain distributions to maintain our RIC status. We cannot assure you that the SBA will grant such waiver. If our SBIC subsidiaries are unable to obtain a waiver, compliance with the SBA regulations may result in loss of RIC tax treatment and a consequent imposition of an entity-level tax on us.

If we are unable to satisfy Code requirements for qualification as a RIC, then we will be subject to corporate-level income tax, which would adversely affect our results of operations and financial condition.

We elected to be treated as a RIC for federal income tax purposes with the filing of our federal corporate income tax return for 2006. We will not qualify for the tax treatment allowable to RICs if we are unable to comply with the source of income, asset diversification and distribution requirements contained in Subchapter M of the Code, or if we fail to maintain our election to be regulated as a business development company under the 1940 Act. If we fail to qualify for the federal income tax benefits allowable to RICs for any reason and become subject to a corporate-level income tax, the resulting taxes could substantially reduce our net assets, the amount of income available for distribution to our stockholders and the actual amount of our distributions. Such a failure would have a material adverse effect on us, the net asset value of our common stock and the total return, if any, obtainable from your investment in our common stock. Any net operating losses that we incur in periods during which we qualify as a RIC will not offset net capital gains (i.e., net realized long-term capital gains in excess of net realized short-term capital losses) that we are otherwise required to distribute, and we cannot pass such net operating losses through to our stockholders. In addition, net operating losses that we carry over to a taxable year in which we qualify as a RIC normally cannot offset ordinary income or capital gains.

Changes in laws or regulations governing our business could negatively affect the profitability of our operations.

Changes in the laws or regulations, or the interpretations of the laws and regulations, which govern business development companies, SBICs, RICs or non-depository commercial lenders could significantly affect our operations and our cost of doing business. We are subject to federal, state and local laws and regulations and are subject to judicial and administrative decisions that affect our operations, including our loan originations, maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure procedures, and other trade practices. If these laws, regulations or decisions change, or if we expand our business into jurisdictions that have adopted more stringent requirements than those in which we currently conduct business, then we may have to incur significant expenses in order to comply or we may have to restrict our operations. In addition, if we do not comply with applicable laws, regulations and decisions, then we may lose licenses needed for the conduct of our business and be subject to civil fines and criminal penalties, any of which could have a material adverse effect upon our business results of operations or financial condition.

Results may fluctuate and may not be indicative of future performance.

Our operating results may fluctuate and, therefore, you should not rely on current or historical period results to be indicative of our performance in future reporting periods. Factors that could cause operating results to fluctuate include, but are not limited to, variations in the investment origination volume and fee income earned, changes in the accrual status of our debt investments, variations in timing of prepayments, variations in and the timing of the recognition of net realized gains or losses and changes in unrealized appreciation or depreciation, the level of our expenses, the degree to which we encounter competition in our markets, and general economic conditions.

Risks Related to Our Investments

Our investments are concentrated in certain industries and in a number of technology-related companies, which subjects us to the risk of significant loss if any of these companies default on their obligations under any of their debt securities that we hold, or if any of the technology-related industry sectors experience a downturn.

We have invested and intend to continue investing in a limited number of technology-related companies. A consequence of this limited number of investments is that the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Beyond the asset diversification requirements to which we will be subject as a RIC, we do not have fixed guidelines for diversification or limitations on the size of our investments in any one portfolio company and our investments could be concentrated in relatively few issuers. In addition, we have invested in and intend to continue investing, under normal circumstances, at least 80% of the value of our total assets (including the amount of any borrowings for investment purposes) in technology-related companies. As of March 31, 2011, approximately 44.8% of the fair value of our portfolio was composed of investments in three industries: 16.7% was composed of investments in the drug discovery industry, 16.0% was composed of investments in the specialty pharma industry and 12.1% was composed of investments in the software industry. As a result, a downturn in technology-related industry sectors and particularly those in which we are heavily concentrated could materially adversely affect our financial condition.

Our investments in the clean technology and renewable energy sector face considerable uncertainties including development, operational and regulatory challenges.

Our investments in the clean technology sector are subject to substantial risks. Companies of this nature are relatively new and have been developed through advancement in technologies which may not be proven or whose commercial application is limited. Some of these portfolio companies may be dependent upon favorable regulatory incentives, and there is significant uncertainty about the extent to which such favorable regulatory incentives will be available in the future. Furthermore, production levels for wind, solar, and other renewable energies may be dependent upon adequate wind, sunlight, or biogas production which can vary from period to period, resulting in volatility in production levels and profitability. Demand for clean technology and renewable energy is also influenced by the available supply and prices for other energy products, such as coal, oil and natural gases. A change in prices in these energy products could reduce demand for alternative energy. There is particular uncertainty about whether agreements providing incentives for reductions in greenhouse gas emissions, such as the Kyoto Protocol, will continue and whether countries around the world will enact or maintain legislation that provides incentives for reductions in greenhouse gas emissions, without which such investments in clean technology dependent portfolio companies may not be economical or financing for such projects may become unavailable. As a result, these portfolio company investments face considerable risk, including the risk that favorable regulatory regimes expire or are adversely modified.

Our investments may be in portfolio companies which may have limited operating histories and financial resources.

We expect that our portfolio will continue to consist of investments that may have relatively limited operating histories. These companies may be particularly vulnerable to economic downturns such as the current recession, may have more limited access to capital and higher funding costs, may have a weaker financial position and may need more capital to expand or compete. These businesses also may experience substantial variations in operating results. They may face intense competition, including from companies with greater financial, technical and marketing resources. Furthermore, some of these companies do business in regulated industries and could be affected by changes in government regulation. Accordingly, these factors could impair their cash flow or result in other events, such as bankruptcy, which could limit their ability to repay their obligations to us, and may adversely affect the return on, or the recovery of, our investment in these companies. We cannot assure you that any of our investments in our portfolio companies will be successful. Our portfolio companies compete with larger, more established companies with greater access to, and resources for, further development in these new technologies. We may lose our entire investment in any or all of our portfolio companies.

Our investment strategy focuses on technology-related companies, which are subject to many risks, including volatility, intense competition, shortened product life cycles and periodic downturns, and you could lose all or part of your investment.

We have invested and will continue investing primarily in technology-related companies, many of which may have narrow product lines and small market shares, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as to general economic downturns. The revenues, income (or losses), and valuations of technology-related companies can and often do fluctuate suddenly and dramatically. In addition, technology-related markets are generally characterized by abrupt business cycles and intense competition. Beginning in mid-2000, there was substantial excess production capacity and a significant slowdown in many technology-related industries. This overcapacity, together with a cyclical economic downturn, resulted in substantial decreases in the market capitalization of many technology-related companies. While such valuations have recovered to some extent, such decreases in market capitalization may occur again, and any future decreases in technology-related company valuations may be substantial and may not be temporary in nature. Therefore, our portfolio companies may face considerably more risk of loss than do companies in other industry sectors.

Because of rapid technological change, the average selling prices of products and some services provided by technology-related companies have historically decreased over their productive lives. As a result, the average selling prices of products and services offered by technology-related companies may decrease over time, which could adversely affect their operating results, their ability to meet obligations under their debt securities and the value of their equity securities. This could, in turn, materially adversely affect our business, financial condition and results of operations.

A natural disaster may also impact the operations of our portfolio companies, including our technology-related portfolio companies. The nature and level of natural disasters cannot be predicted and may be exacerbated by global climate change. A portion of our technology-related portfolio companies rely on items assembled or produced in areas susceptible to natural disasters, and may sell finished goods into markets susceptible to natural disasters. A major disaster, such as an earthquake, tsunami, flood or other catastrophic event could result in disruption to the business and operations of our technology-related portfolio companies. For example, the recent earthquake and tsunami in Japan may have an adverse impact on us or our portfolio companies.

We have invested in and may continue investing in technology-related companies that do not have venture capital or private equity firms as equity investors, and these companies may entail a higher risk of loss than do companies with institutional equity investors, which could increase the risk of loss of your investment.

Our portfolio companies will often require substantial additional equity financing to satisfy their continuing working capital and other cash requirements and, in most instances, to service the interest and principal payments on our investment. Portfolio companies that do not have venture capital or private equity investors may be unable to raise any additional capital to satisfy their obligations or to raise sufficient additional capital to reach the next stage of development. Portfolio companies that do not have venture capital or private equity investors may be less financially sophisticated and may not have access to independent members to serve on their boards, which means that they may be less successful than portfolio companies sponsored by venture capital or private equity firms. Accordingly, financing these types of companies may entail a higher risk of loss than would financing companies that are sponsored by venture capital or private equity firms.

Price declines and illiquidity in the corporate debt markets could adversely affect the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.

As a business development company, we are required to carry our investments at market value or, if no market value is ascertainable, at fair market value as determined in good faith by or under the direction of our board of directors. As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments: the enterprise value of a portfolio company (an estimate of the total fair value of the portfolio company’s debt and equity), the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company’s securities to publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our valuation. Decreases in the market values or fair values of our investments are recorded as unrealized depreciation.

If macro and micro market conditions should deteriorate, we could incur substantial realized losses and may suffer substantial unrealized depreciation in future periods, which could have a material adverse impact on our business, financial condition and results of operations.

Economic recessions or downturns could impair the ability of our portfolio companies to repay loans, which, in turn, could increase our non-performing assets, decrease the value of our portfolio, reduce our volume of new loans and harm our operating results, which might have an adverse effect on our results of operations.

Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our loans during such periods. In such periods, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during such periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of the portfolio company’s loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if a portfolio company goes bankrupt, even though we may have structured our investment as senior debt or secured debt, depending on the facts and circumstances, including the extent to which we actually provided significant “managerial assistance,” if any, to that portfolio company, a bankruptcy court might re-characterize our debt holding and subordinate all or a portion of our claim to that of other creditors. These events could harm our financial condition and operating results.

Generally, we do not control our portfolio companies. These portfolio companies may face intense competition, including competition from companies with greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities and greater number of qualified and experienced managerial and technical personnel. They may need additional financing which they are unable to secure and which we are unable or unwilling to provide, or they may be subject to adverse developments unrelated to the technologies they acquire.

Any unrealized losses we experience on our investment portfolio may be an indication of future realized losses, which could reduce our income available for distribution and could adversely affect our ability to service our outstanding borrowings.

As a business development company, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by or under the direction of our Board of Directors. Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. Any unrealized losses in our investment portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected investments. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods and could adversely affect our ability to service our outstanding borrowings.

A lack of initial public offering opportunities may cause companies to stay in our portfolio longer, leading to lower returns, unrealized depreciation, or realized losses.

A lack of IPO opportunities for venture capital-backed companies could lead to companies staying longer in our portfolio as private entities still requiring funding. This situation may adversely affect the amount of available funding for early-stage companies in particular as, in general, venture-capital firms are being forced to provide additional financing to late-stage companies that cannot complete an IPO. In the best case, such stagnation would dampen returns, and in the worst case, could lead to unrealized depreciation and realized losses as some companies run short of cash and have to accept lower valuations in private fundings or are not able to access additional capital at all. A lack of IPO opportunities for venture capital-backed companies can also cause some venture capital firms to change their strategies, leading some of them to reduce funding of their portfolio companies and making it more difficult for such companies to access capital and to fulfill their potential, which can result in unrealized depreciation and realized losses in such companies by other companies such as ourselves who are co-investors in such companies.

To the extent venture capital or private equity firms decrease or discontinue funding to their portfolio companies, our portfolio companies may not be able to meet their obligations under the debt securities that we hold.

Most of our portfolio companies rely heavily on future rounds of funding from venture capital or private equity firms in order to continue operating their businesses and repaying their obligations to us under the debt securities that we hold. Venture capital and private equity firms in turn rely on their limited partners to pay in capital over time in order to fund their ongoing and future investment activities.

To the extent that venture capital and private equity firms’ limited partners are unable to fulfill their ongoing funding obligations, the venture capital or private equity firms may be unable to continue financially supporting the ongoing operations of our portfolio companies. As a result, our portfolio companies may be unable to repay their obligations under the debt securities that we hold, which would harm our financial condition and results of operations.

If the assets securing the loans that we make decrease in value, then we may lack sufficient collateral to cover losses.

We believe that our portfolio companies generally will be able to repay our loans from their available capital, from future capital-raising transactions, or from cash flow from operations. However, to attempt to mitigate credit risks, we will typically take a security interest in the available assets of these portfolio companies, including the equity interests of their subsidiaries and, in some cases, the equity interests of our portfolio companies held by their stockholders. In many cases, our loans will include a period of interest-only payments. There is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of a portfolio company to raise additional capital. In some circumstances, our lien could be subordinated to claims of other creditors. Additionally, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Moreover, in the case of some of our structured debt with warrants, we may not have a first lien position on the collateral. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or that we will be able to collect on the loan should we be forced to enforce our remedies.

In addition, because we invest in technology-related companies, a substantial portion of the assets securing our investment may be in the form of intellectual property, if any, inventory and equipment and, to a lesser extent, cash and accounts receivable. Intellectual property, if any, that is securing our loan could lose value if, among other things, the company’s rights to the intellectual property are challenged or if the company’s license to the intellectual property is revoked or expires. Inventory may not be adequate to secure our loan if our valuation of the inventory at the time that we made the loan was not accurate or if there is a reduction in the demand for the inventory.

Similarly, any equipment securing our loan may not provide us with the anticipated security if there are changes in technology or advances in new equipment that render the particular equipment obsolete or of limited value, or if the company fails to adequately maintain or repair the equipment. Any one or more of the preceding factors could materially impair our ability to recover principal in a foreclosure.

Economic downturns or recessions could impair the value of the collateral for our loans to our portfolio companies and consequently increase the possibility of an adverse effect on our financial condition and results of operations.

Many of our portfolio companies are susceptible to economic recessions and may be unable to repay our loans during such periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during such periods. Adverse economic conditions may also decrease the value of collateral securing some of our loans and the value of our equity investments.

In particular, intellectual property owned or controlled by our portfolio companies constitutes an important portion of the value of the collateral of our loans to our portfolio companies. Adverse economic conditions may decrease the demand for our portfolio companies’ intellectual property and consequently its value in the event of a bankruptcy or required sale through a foreclosure proceeding. As a result, our ability to fully recover the amounts owed to us under the terms of the loans may be impaired by such events.

Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of the portfolio company’s loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if a portfolio company goes bankrupt, even though we may have structured our investment as senior debt or secured debt, depending on the facts and circumstances, including the extent to which we actually provided significant “managerial assistance,” if any, to that portfolio company, a bankruptcy court might re-characterize our debt holding and subordinate all or a portion of our claim to that of other creditors. These events could harm our financial condition and operating results.

Generally, we do not control our portfolio companies. These portfolio companies may face intense competition, including competition from companies with greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities and greater number of qualified and experienced managerial and technical personnel. They may need additional financing which they are unable to secure and which we are unable or unwilling to provide, or they may be subject to adverse developments unrelated to the technologies they acquire.

We may suffer a loss if a portfolio company defaults on a loan and the underlying collateral is not sufficient.

In the event of a default by a portfolio company on a secured loan, we will only have recourse to the assets collateralizing the loan. If the underlying collateral value is less than the loan amount, we will suffer a loss. In addition, we sometimes make loans that are unsecured, which are subject to the risk that other lenders may be directly secured by the assets of the portfolio company. In the event of a default, those collateralized lenders would have priority over us with respect to the proceeds of a sale of the underlying assets. In cases described above, we may lack control over the underlying asset collateralizing our loan or the underlying assets of the portfolio company prior to a default, and as a result the value of the collateral may be reduced by acts or omissions by owners or managers of the assets.

In the event of bankruptcy of a portfolio company, we may not have full recourse to its assets in order to satisfy our loan, or our loan may be subject to equitable subordination. In addition, certain of our loans are subordinate to other debt of the portfolio company. If a portfolio company defaults on our loan or on debt senior to our loan, or in the event of a portfolio company bankruptcy, our loan will be satisfied only after the senior debt receives payment. Where debt senior to our loan exists, the presence of intercreditor arrangements may limit our ability to amend our loan documents, assign our loans, accept prepayments, exercise our remedies (through “standstill” periods) and control decisions made in bankruptcy proceedings relating to the portfolio company. Bankruptcy and portfolio company litigation can significantly increase collection losses and the time needed for us to acquire the underlying collateral in the event of a default, during which time the collateral may decline in value, causing us to suffer losses.

If the value of collateral underlying our loan declines or interest rates increase during the term of our loan, a portfolio company may not be able to obtain the necessary funds to repay our loan at maturity through refinancing. Decreasing collateral value and/or increasing interest rates may hinder a portfolio company’s ability to refinance our loan because the underlying collateral cannot satisfy the debt service coverage requirements necessary to obtain new financing. If a borrower is unable to repay our loan at maturity, we could suffer a loss which may adversely impact our financial performance.

The inability of our portfolio companies to commercialize their technologies or create or develop commercially viable products or businesses would have a negative impact on our investment returns.

The possibility that our portfolio companies will not be able to commercialize their technology, products or business concepts presents significant risks to the value of our investment. Additionally, although some of our portfolio companies may already have a commercially successful product or product line when we invest, technology-related products and services often have a more limited market- or life-span than have products in other industries. Thus, the ultimate success of these companies often depends on their ability to continually innovate, or raise additional capital, in increasingly competitive markets. Their inability to do so could affect our investment return. In addition, the intellectual property held by our portfolio companies often represents a substantial portion of the collateral, if any, securing our investments. We cannot assure you that any of our portfolio companies will successfully acquire or develop any new technologies, or that the intellectual property the companies currently hold will remain viable. Even if our portfolio companies are able to develop commercially viable products, the market for new products and services is highly competitive and rapidly changing. Neither our portfolio companies nor we have any control over the pace of technology development. Commercial success is difficult to predict, and the marketing efforts of our portfolio companies may not be successful.

An investment strategy focused primarily on privately-held companies presents certain challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.

We invest primarily in privately-held companies. Generally, very little public information exists about these companies, and we are required to rely on the ability of our management team to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, then we may not make a fully informed investment decision, and we may not receive the expected return on our investment or lose some or all of the money invested in these companies. Also, privately-held companies frequently have less diverse product lines and a smaller market presence than do larger competitors. Privately-held companies are, thus, generally more vulnerable to economic downturns and may experience more substantial variations in operating results than do larger competitors. These factors could affect our investment returns and our results of operations and financial condition.

In addition, our success depends, in large part, upon the abilities of the key management personnel of our portfolio companies, who are responsible for the day-to-day operations of our portfolio companies. Competition for qualified personnel is intense at any stage of a company’s development, and high turnover of personnel is common in technology-related companies. The loss of one or more key managers can hinder or delay a company’s implementation of its business plan and harm its financial condition. Our portfolio companies may not be able to attract and retain qualified managers and personnel. Any inability to do so may negatively impact our investment returns and our results of operations and financial condition.

If our portfolio companies are unable to protect their intellectual property rights, then our business and prospects could be harmed. If our portfolio companies are required to devote significant resources to protecting their intellectual property rights, then the value of our investment could be reduced.

Our future success and competitive position depend in part upon the ability of our portfolio companies to obtain and maintain proprietary technology used in their products and services, which will often represent a significant portion of the collateral, if any, securing our investment. The portfolio companies will rely, in part, on patent, trade secret and trademark law to protect that technology, but competitors may misappropriate their intellectual property, and disputes as to ownership of intellectual property may arise. Portfolio companies may, from time to time, be required to institute litigation in order to enforce their patents, copyrights or other intellectual property rights, to protect their trade secrets, to determine the validity and scope of the proprietary rights of others or to defend against claims of infringement. Such litigation could result in substantial costs and diversion of resources. Similarly, if a portfolio company is found to infringe upon or misappropriate a third party’s patent or other proprietary rights, that portfolio company could be required to pay damages to such third party, alter its own products or processes, obtain a license from the third party and/or cease activities utilizing such proprietary rights, including making or selling products utilizing such proprietary rights. Any of the foregoing events could negatively affect both the portfolio company’s ability to service our debt investment and the value of any related debt and equity securities that we own, as well as any collateral securing our investment.

We may not be able to realize our entire investment on equipment-based loans in the case of default.

We may from time-to-time provide loans that will be collateralized only by equipment of the portfolio company. If the portfolio company defaults on the loan we would take possession of the underlying equipment to satisfy the outstanding debt. The residual value of the equipment at the time we would take possession may not be sufficient to satisfy the outstanding debt and we could experience a loss on the disposition of the equipment.

Our investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy contemplates that a portion of our investments may be in securities of foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the U.S., higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

Some of our portfolio companies may need additional capital, which may not be readily available.

Our portfolio companies will often require substantial additional equity financing to satisfy their continuing working capital and other requirements, and in most instances to service the interest and principal payments on our investment. Each round of venture financing is typically intended to provide a company with only enough capital to reach the next stage of development. We cannot predict the circumstances or market conditions under which our portfolio companies will seek additional capital. It is possible that one or more of our portfolio companies will not be able to raise additional financing or may be able to do so only at a price or on terms unfavorable to us, either of which would negatively impact our investment returns. Some of these companies may be unable to obtain sufficient financing from private investors, public capital markets or traditional lenders. Accordingly, financing these types of companies may entail a higher risk of loss than would financing companies that are able to utilize traditional credit sources.

We may be unable or decide not to make additional cash investments in our portfolio companies which could result in our losing our initial investment if the portfolio company fails.

We may have to make additional cash investments in our portfolio companies to protect our overall investment value in the particular company. We retain the discretion to make any additional investments as our management determines. The failure to make such additional investments may jeopardize the continued viability of a portfolio company, and our initial (and subsequent) investments. Moreover, additional investments may limit the number of companies in which we can make initial investments. In determining whether to make an additional investment our management will exercise its business judgment and apply criteria similar to those used when making the initial investment. We cannot assure you that we will have sufficient funds to make any necessary additional investments, which could adversely affect our success and result in the loss of a substantial portion or all of our investment in a portfolio company.

If our investments do not meet our performance expectations, you may not receive distributions.

We intend to make distributions on a quarterly basis to our stockholders. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions. See “Regulation.” Also, restrictions and provisions in any future credit facilities may limit our ability to make distributions. As a RIC, if we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including failure to obtain, or possible loss of, the federal income tax benefits allowable to RICs. See “Certain United States Federal Income Tax Considerations—Taxation as a Regulated Investment Company.” We cannot assure you that you will receive distributions at a particular level or at all.

We may not have sufficient funds to make follow-on investments. Our decision not to make a follow-on investment may have a negative impact on a portfolio company in need of such an investment or may result in a missed opportunity for us.

After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment in a successful situation, for example, the exercise of a warrant to purchase common stock. Any decision we make not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment or may result in a missed opportunity for us to increase our participation in a successful operation and may dilute our equity interest or otherwise reduce the expected yield on our investment. Moreover, a follow-on investment may limit the number of companies in which we can make initial investments. In determining whether to make a follow-on investment, our management will exercise its business judgment and apply criteria similar to those used when making the initial investment. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments and this could adversely affect our success and result in the loss of a substantial portion or all of our investment in a portfolio company.

Any unrealized depreciation that we experience on our loan portfolio may be an indication of future realized losses, which could reduce our income available for distribution and could adversely affect our ability to service our outstanding borrowings.

As a business development company, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by our Board of Directors in accordance with procedures approved by our Board of Directors. Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. Any unrealized depreciation in our loan portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected loans. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods and could adversely affect our ability to service our outstanding borrowings.

The lack of liquidity in our investments may adversely affect our business and, if we need to sell any of our investments, we may not be able to do so at a favorable price. As a result, we may suffer losses.

We generally invest in debt securities with terms of up to seven years and hold such investments until maturity, and we do not expect that our related holdings of equity securities will provide us with liquidity opportunities in the near-term. We invest and expect to continue investing in companies whose securities have no established trading market and whose securities are and will be subject to legal and other restrictions on resale or whose securities are and will be less liquid than are publicly-traded securities. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. As a result, we do not expect to achieve liquidity in our investments in the near-term. However, to maintain our qualification as a business development company and as a RIC, we may have to dispose of investments if we do not satisfy one or more of the applicable criteria under the respective regulatory frameworks. Our investments are usually subject to contractual or legal restrictions on resale, or are otherwise illiquid, because there is usually no established trading market for such investments. The illiquidity of most of our investments may make it difficult for us to dispose of the investments at a favorable price and, as a result, we may suffer losses.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We invest primarily in debt securities issued by our portfolio companies. In some cases, portfolio companies will be permitted to have other debt that ranks equally with, or senior to, the debt securities in which we invest. Such debt instruments may provide that the holders thereof are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, such portfolio company might not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share on a pari passu basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy. In addition, we would not be in a position to control any portfolio company by investing in its debt securities. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such companies, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not best serve our interests as debt investors.

Our equity related investments are highly speculative, and we may not realize gains from these investments. If our equity investments do not generate gains, then the return on our invested capital will be lower than it would otherwise be, which could result in a decline in the value of shares of our common stock.

When we invest in debt securities, we generally expect to acquire warrants or other equity securities as well. Our goal is ultimately to dispose of these equity interests and realize gains upon disposition of such interests. Over time, the gains that we realize on these equity interests may offset, to some extent, losses that we experience on defaults under debt securities that we hold. However, the equity interests that we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses that we experience.

We generally do not control our portfolio companies and therefore our portfolio companies may make decisions with which we disagree.

Generally, we do not control any of our portfolio companies, even though we may have board observation rights and our debt agreements may contain certain restrictive covenants. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

During the quarter ended March 31, 2011, we received early loan repayments and pay down of working capital loans of approximately $64.3 million. We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock.

We may not realize gains from our equity investments.

When we invest in debt securities, we generally expect to acquire warrants or other equity securities as well. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Our financial results could be negatively affected if we are unable to recover our principal investment as a result of a negative pledge on the intellectual property of our portfolio companies.

In some cases, we collateralize our investments by obtaining a first priority security interest in a portfolio companies’ assets, which may include their intellectual property. In other cases, we may obtain a first priority security interest in a portion of a portfolio company’s assets and a negative pledge covering a company’s intellectual property and a first priority security interest in the proceeds from such intellectual property. In the case of a negative pledge, the portfolio company cannot encumber or pledge their intellectual property without our permission. In the event of a default on a loan, the intellectual property of the portfolio company will most likely be liquidated to provide proceeds to pay the creditors of the company. As a result, a negative pledge may affect our ability to fully recover our principal investment. In addition, there can be no assurance that our security interest in the proceeds of the intellectual property will be enforceable in a court of law or bankruptcy court.

At March 31, 2011, approximately 63.7% of our portfolio company loans were secured by a first priority security in all of the assets of the portfolio company, 29.4% of portfolio company loans were prohibited from pledging or encumbering their intellectual property, 6.1% of portfolio company loans were secured by a second priority security in all of the assets of the portfolio company and 0.8% of portfolio company loans had an equipment only lien.

We may choose to waive or defer enforcement of covenants in the debt securities held in our portfolio, which may cause us to lose all or part of our investment in these companies.

We structure the debt investments in our portfolio companies to include business and financial covenants placing affirmative and negative obligations on the operation of the company’s business and its financial condition. However, from time to time we may elect to waive breaches of these covenants, including our right to payment, or waive or defer enforcement of remedies, such as acceleration of obligations or foreclosure on collateral, depending upon the financial condition and prospects of the particular portfolio company. These actions may reduce the likelihood of our receiving the full amount of future payments of interest or principal and be accompanied by a deterioration in the value of the underlying collateral as many of these companies may have limited financial resources, may be unable to meet future obligations and may go bankrupt. This could negatively impact our ability to pay dividends, could adversely affect our results of operation and financial condition and cause the loss of all or part of your investment.

Our loans could be subject to equitable subordination by a court which would increase our risk of loss with respect to such loans.

Courts may apply the doctrine of equitable subordination to subordinate the claim or lien of a lender against a borrower to claims or liens of other creditors of the borrower, when the lender or its affiliates is found to have engaged in unfair, inequitable or fraudulent conduct. The courts have also applied the doctrine of equitable subordination when a lender or its affiliates is found to have exerted inappropriate control over a client, including control resulting from the ownership of equity interests in a client. We have made direct equity investments or received warrants in connection with loans representing approximately 12.4% of the aggregate outstanding balance of our portfolio as of March 31, 2011. Payments on one or more of our loans, particularly a loan to a client in which we also hold an equity interest, may be subject to claims of equitable subordination. If we were deemed to have the ability to control or otherwise exercise influence over the business and affairs of one or more of our portfolio companies resulting in economic hardship to other creditors of that company, this control or influence may constitute grounds for equitable subordination and a court may treat one or more of our loans as if it were unsecured or common equity in the portfolio company. In that case, if the portfolio company were to liquidate, we would be entitled to repayment of our loan on a pro-rata basis with other unsecured debt or, if the effect of subordination was to place us at the level of common equity, then on an equal basis with other holders of the portfolio company’s common equity only after all of its obligations relating to its debt and preferred securities had been satisfied.

Risks Related to Our Common Stock

Investing in shares of our common stock may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk, volatility or loss of principal than alternative investment options. Our investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in our common stock may not be suitable for investors with lower risk tolerance.

Our common stock may trade below its net asset value per share, which limits our ability to raise additional equity capital.

If our common stock is trading below its net asset value per share, we will generally not be able to issue additional shares of our common stock at its market price without first obtaining the approval for such issuance from our stockholders and our independent directors. If our common stock trades below net asset value, the higher cost of equity capital may result in it being unattractive to raise new equity, which may limit our ability to grow. The risk of trading below net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our net asset value.

Provisions of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

Our charter and bylaws contain provisions that may have the effect of discouraging, delaying, or making difficult a change in control of our company or the removal of our incumbent directors.

Under our charter, our Board of Directors is divided into three classes serving staggered terms, which will make it more difficult for a hostile bidder to acquire control of us. In addition, our Board of Directors may, without stockholder action, authorize the issuance of shares of stock in one or more classes or series, including preferred stock. Subject to compliance with the 1940 Act, our Board of Directors may, without stockholder action, amend our charter to increase the number of shares of stock of any class or series that we have authority to issue. The existence of these provisions, among others, may have a negative impact on the price of our common stock and may discourage third party bids for ownership of our company. These provisions may prevent any premiums being offered to you for shares of our common stock. See “Description of our Capital Stock.”

If we conduct an offering of our common stock at a price below net asset value, investors are likely to incur immediate dilution upon the closing of the offering.

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, at a price below the current net asset value of the common stock, or sell warrants, options or rights to acquire such common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in the best interests of the Company and our stockholders have approved the practice of making such sales.

At our Annual Meeting of Stockholders on June 9, 2010, our stockholders approved a proposal authorizing us to sell up to 20% of our common stock at a price below the Company’s net asset value per share, subject to Board approval of the offering. If we were to issue shares at a price below net asset value, such sales would result in an immediate dilution to existing common stockholders, which would include a reduction in the net asset value per share as a result of the issuance. This dilution would also include a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance.

In addition, if we determined to conduct additional offerings in the future there may be even greater discounts if we determine to conduct such offerings at prices below net asset value. As a result, investors will experience further dilution and additional discounts to the price of our common stock.

Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect of an offering cannot be predicted. We did not sell any of our common stocks at a price below our net asset value during the quarter ended March 31, 2011.

We may again obtain the approval of our stockholders to issue shares of our common stock at prices below the then current net asset value per share of our common stock. If we receive such approval from the stockholders, we may again issue shares of our common stock at a price below the then current net asset value per share of common stock. Any such issuance could materially dilute your interest in our common stock and reduce our net asset value per share.

We may again obtain the approval of our stockholders to issue shares of our common stock at prices below the then current net asset value per share of our common stock. Such approval has allowed and may again allow us to access the capital markets in a way that we typically are unable to do as a result of restrictions that, absent stockholder approval, apply to business development companies under the 1940 Act. Any decision to sell shares of our common stock below the then current net asset value per share of our common stock is subject to the determination by our board of directors that such issuance and sale is in our and our stockholders’ best interests.

Any sale or other issuance of shares of our common stock at a price below net asset value per share has resulted and will continue to result in an immediate dilution to your interest in our common stock and a reduction of our net asset value per share. This dilution would occur as a result of a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance. Because the number of future shares of common stock that may be issued below our net asset value per share and the price and timing of such issuances are not currently known, we cannot predict the actual dilutive effect of any such issuance. We also cannot determine the resulting reduction in our net asset value per share of any such issuance at this time. We caution you that such effects may be material, and we undertake to describe all the material risks and dilutive effects of any offering that we make at a price below our then current net asset value in the future in a prospectus supplement issued in connection with any such offering. We cannot predict whether shares of our common stock will trade above, at or below our net asset value.

Our shares may trade at discounts from net asset value or at premiums that are unsustainable over the long term.

Shares of business development companies may trade at a market price that is less than the net asset value that is attributable to those shares. Our shares have traded above and below our NAV. The possibility that our shares of common stock will trade at a discount from net asset value or at a premium that is unsustainable over the long term is separate and distinct from the risk that our net asset value will decrease. It is not possible to predict whether our shares will trade at, above or below net asset value in the future.

We may allocate the net proceeds from an offering in ways with which you may not agree.

We have significant flexibility in investing the net proceeds of an offering and may use the net proceeds from an offering in ways with which you may not agree or for purposes other than those contemplated at the time of the offering.

Our common stock price has been and continues to be volatile and may decrease substantially.

As with any company, the price of our common stock will fluctuate with market conditions and other factors, which include, but are not limited to, the following:

•	price and volume fluctuations in the overall stock market from time to time;

•	significant volatility in the market price and trading volume of securities of RICs, business development companies or other financial services companies;

•	any inability to deploy or invest our capital;

•	fluctuations in interest rates;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	the financial performance of specific industries in which we invest in on a recurring basis;

•	announcement of strategic developments, acquisitions, and other material events by us or our competitors, or operating performance of companies comparable to us;

•	changes in regulatory policies or tax guidelines with respect to RICs, SBICs or business development companies;

•	losing RIC status;

•	actual or anticipated changes in our earnings or fluctuations in our operating results, or changes in the expectations of securities analysts;

•	changes in the value of our portfolio of investments;

•	realized losses in investments in our portfolio companies;

•	general economic conditions and trends;

•	inability to access the capital markets;

•	loss of a major funded source; or

•	departures of key personnel.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our stock price, we may be the target of securities litigation in the future. Securities litigation could result in substantial costs and could divert management’s attention and resources from our business.

FORWARD-LOOKING STATEMENTS

The matters discussed in this prospectus, as well as in future oral and written statements by management of Hercules Technology Growth Capital, that are forward-looking statements are based on current management expectations that involve substantial risks and uncertainties which could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Forward-looking statements relate to future events or our future financial performance. We generally identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words. Important assumptions include our ability to originate new investments, achieve certain margins and levels of profitability, the availability of additional capital, and the ability to maintain certain debt to asset ratios. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans or objectives will be achieved. The forward-looking statements contained in this prospectus include statements as to:

•	our future operating results;

•	our business prospects and the prospects of our prospective portfolio companies;

•	the impact of investments that we expect to make;

•	the impact of a protracted decline in the liquidity of credit markets on our business;

•	our informal relationships with third parties including in the venture capital industry;

•	the expected market for venture capital investments and our addressable market;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	our ability to access debt markets and equity markets;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	our regulatory structure and tax status;

•	our ability to operate as a business development company, a small business investment company and a RIC;

•	the adequacy of our cash resources and working capital;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	the timing, form and amount of any dividend distributions;

•	the impact of fluctuations in interest rates on our business;

•	the valuation of any investments in portfolio companies, particularly those having no liquid trading market; and

•	our ability to recover unrealized losses.

For a discussion of factors that could cause our actual results to differ from forward-looking statements contained in this prospectus, please see the discussion under “Risk Factors.” You should not place undue reliance on these forward-looking statements. The forward-looking statements made in this prospectus relate only to events as of the date on which the statements are made.

This prospectus contains third-party estimates and data regarding valuations of venture capital-backed companies. This data was reported by Dow Jones VentureSource, an independent venture capital industry research company which we refer to as VentureSource. VentureSource is commonly relied upon as an information source in the venture capital industry. Although we have not independently verified any such data, we believe that the industry information contained in such releases and data tables and included in this prospectus is reliable.

We have compiled certain industry estimates presented in this prospectus from internally generated information and data. While we believe our estimates are reliable, they have not been verified by any independent sources. The estimates are based on a number of assumptions, including increasing investment in venture capital and private equity-backed companies. Actual results may differ from projections and estimates, and this market may not grow at the rates projected, or at all. If this market fails to grow at projected rates, our business and the market price of our common stock could be materially adversely affected.

USE OF PROCEEDS

We intend to use the net proceeds from selling shares of common stock for funding investments in debt and equity securities in accordance with our investment objective and other general corporate purposes. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such offering.

We anticipate that substantially all of the net proceeds from any offering of our shares of common stock will be used as described above within twelve months, but in no event longer than two years. Pending such uses and investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of any offering, pending full investment, are held in lower yielding short-term instruments.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on the Nasdaq Global Select Market under the symbol “HTGC.”

The following table sets forth the range of high and low sales prices of our common stock as reported on the Nasdaq Global Select Market, the sales price as a percentage of net asset value and the dividends declared by us for each fiscal quarter. The stock quotations are interdealer quotations and do not include markups, markdowns or commissions.

		Price Range		Premium/ Discount of High Sales Price to NAV	Premium/ Discount of Low Sales Price to NAV	Cash Dividend per Share(2)
	NAV(1)	High	Low
2008
First quarter	$12.28	$12.75	$9.59	103.8%	78.1%	$0.300
Second quarter	$12.21	$11.32	$8.93	92.7%	73.1%	$0.340
Third quarter	$12.25	$11.35	$7.95	92.7%	64.9%	$0.340
Fourth quarter	$11.56	$10.24	$4.57	88.6%	39.5%	$0.340
2009
First quarter	$10.94	$8.62	$3.93	78.8%	31.2%	$0.320
Second quarter	$10.27	$8.89	$4.76	86.6%	46.3%	$0.300
Third quarter	$10.37	$10.35	$8.33	99.8%	80.3%	$0.300
Fourth quarter	$10.29	$11.22	$8.96	109.0%	87.1%	$0.340
2010
First quarter	$10.11	$11.15	$9.16	110.3%	90.6%	$0.200
Second quarter	$9.80	$11.50	$8.62	117.3%	88.0%	$0.200
Third quarter	$9.36	$10.57	$9.13	112.9%	97.5%	$0.200
Fourth quarter	$9.50	$10.91	$9.87	114.8%	103.8%	$0.200
2011
First quarter	$9.20	$11.40	$10.42	123.9%	113.3%	$0.220
Second quarter (through May 19, 2011)	*	$11.36	$10.09	*	*	$0.220

(1)	Net asset value per share is generally determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.
(2)	Represents the dividend declared in the specified quarter. The dividend paid in the first quarter of 2009 was comprised of cash and stock.
*	Net asset value has not yet been calculated for this period.

The last reported price for our common stock on May 19, 2011 was $10.52 per share.

Shares of business development companies may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. At times, our shares of common stock have traded at a premium to net asset value and at times our shares of common stock have traded at a discount to the net assets attributable to those shares. It is not possible to predict whether the shares offered hereby will trade at, above, or below net asset value.

Dividends

The following table summarizes our dividends declared and paid on all shares, including restricted stock, to date:

Date Declared	Record Date	Payment Date	Amount Per Share
October 27, 2005	November 1, 2005	November 17, 2005	$0.025
December 9, 2005	January 6, 2006	January 27, 2006	0.300
April 3, 2006	April 10, 2006	May 5, 2006	0.300
July 19, 2006	July 31, 2006	August 28, 2006	0.300
October 16, 2006	November 6, 2006	December 1, 2006	0.300
February 7, 2007	February 19, 2007	March 19, 2007	0.300
May 3, 2007	May 16, 2007	June 18, 2007	0.300
August 2, 2007	August 16, 2007	September 17, 2007	0.300
November 1, 2007	November 16, 2007	December 17, 2007	0.300
February 7, 2008	February 15, 2008	March 17, 2008	0.300
May 8, 2008	May 16, 2008	June 16, 2008	0.340
August 7, 2008	August 15, 2008	September 15, 2008	0.340
November 6, 2008	November 14, 2008	December 15, 2008	0.340
February 12, 2009	February 23, 2009	March 30, 2009	0.320	*
May 7, 2009	May 15, 2009	June 15, 2009	0.300
August 6, 2009	August 14, 2009	September 14, 2009	0.300
October 15, 2009	October 20, 2009	November 23, 2009	0.300
December 16, 2009	December 24, 2009	December 30, 2009	0.040
February 11, 2010	February 19, 2010	March 19, 2010	0.200
May 3, 2010	May 12, 2010	June 18, 2010	0.200
August 2, 2010	August 12, 2010	September 17, 2010	0.200
November 4, 2010	November 10, 2010	December 17, 2010	0.200
March 1, 2011	March 10, 2011	March 24, 2011	0.220
May 5, 2011	May 13, 2011	June 23, 2011	0.220

			$6.245

*	Dividend paid in cash and stock

On May 5, 2011, the Board of Directors announced a cash dividend of $0.22 per share to be paid on June 23, 2011 to shareholders of record as of May 13, 2011. This dividend is the Company’s twenty-third consecutive quarterly dividend declaration since its initial public offering, and will bring the total cumulative dividend declared to date to $6.25 per share.

Our Board of Directors maintains a variable dividend policy with the objective of distributing four quarterly distributions in an amount that approximates 90 – 100% of our taxable quarterly income or potential annual income for a particular year. In addition, at the end of the year, we may also pay an additional special dividend or fifth dividend, such that we may distribute approximately all of our annual taxable income in the year it was earned, while maintaining the option to spill over our excess taxable income.

Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. The determination of the tax attributes of our distributions is made annually as of the end of our fiscal year based upon our taxable income for the full year and distributions paid for the full year, therefore a determination made on a quarterly basis may not be representative of the actual tax attributes of our distributions for a full year. If we had determined the tax attributes of our distributions year-to-date as of September 30, 2010, approximately 95.0% would be from ordinary income and spill over earnings from 2009 and 5.0% would be a return of capital. However there can be no certainty to stockholders that this determination is representative of what the tax attributes of our 2010 distributions to stockholders will actually be.

We intend to distribute quarterly dividends to our stockholders. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one year period ending on October 31 of the calendar year, and (3) any ordinary income and net capital gains for the preceding year that were not distributed during such year. We will not be subject to excise taxes on amounts on which we are required to pay corporate income tax (such as retained net capital gains). In order to obtain the tax benefits applicable to RICs, we will be required to distribute to our stockholders with respect to each taxable year at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses.

We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Regulation.”

We maintain an “opt-out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, cash dividends will be automatically reinvested in additional shares of our common stock unless the stockholder specifically “opts out” of the dividend reinvestment plan and chooses to receive cash dividends. See “Dividend Reinvestment Plan.”

Our ability to make distributions will be limited by the asset coverage requirements under the 1940 Act. For a more detailed discussion, see “Regulation.”

MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with our consolidated financial statements and related notes and other financial information appearing elsewhere in this report. In addition to historical information, the following discussion and other parts of this report contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors” and “Forward-Looking Statements” appearing elsewhere herein.

Overview

We are a specialty finance company that provides debt and equity growth capital to technology-related companies at various stages of development from seed and emerging growth to expansion and established stages of development, which include select publicly listed companies and lower middle market companies. We primarily finance privately-held companies backed by leading venture capital and private equity firms, and may also finance certain publicly-traded companies that lack access to public capital or are sensitive to equity ownership dilution. We source our investments through our principal office located in Silicon Valley as well as through additional offices in Boston and Boulder.

Our goal is to be the leading structured debt financing provider of choice for venture capital and private equity backed technology-related companies requiring sophisticated and customized financing solutions. Our strategy is to evaluate and invest in a broad range of technology-related companies including clean technology, life sciences and lower middle market companies and to offer a full suite of growth capital products up and down the capital structure. We invest primarily in structured debt with warrants and, to a lesser extent, in senior debt and equity investments. We use the term “structured debt with warrants” to refer to any debt investment, such as a senior or subordinated secured loan, that is coupled with an equity component, including warrants, options or rights to purchase common or preferred stock. Our structured debt with warrants investments will typically be secured by some or all of the assets of the portfolio company.

Our investment objective is to maximize our portfolio total return by generating current income from our debt investments and capital appreciation from our equity-related investments. Our primary business objectives are to increase our net income, net operating income and net asset value by investing in structured debt with warrants and equity of venture capital and private equity backed technology-related companies with attractive current yields and the potential for equity appreciation and realized gains. Our structured debt investments typically include warrants or other equity interests, giving us the potential to realize equity-like returns on a portion of our investments. Our equity ownership in our portfolio companies may represent a controlling interest. In some cases, we receive the right to make additional equity investments in our portfolio companies in connection with future equity financing rounds. Capital that we provide directly to venture capital and private equity backed technology-related companies is generally used for growth and general working capital purposes as well as in select cases for acquisitions or recapitalizations.

We are an internally managed, non-diversified closed-end investment company that has elected to be regulated as a business development company under the 1940 Act. As a business development company, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” including securities of private U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less.

From incorporation through December 31, 2005, we were taxed as a corporation under Subchapter C of the Internal Revenue Code, or the Code. We are treated for federal income tax purposes as a regulated investment company, or a RIC under Subchapter M of the Code as of January 1, 2006. Pursuant to this election, we generally will not have to pay corporate-level taxes on any income that we distribute to our stockholders. However, such an election and qualification to be treated as a RIC requires that we comply with certain requirements contained in Subchapter M of the Code. For example, a RIC must meet certain requirements, including source-of-income, asset diversification and income distribution requirements. The income source requirement mandates that we receive 90% or more of our income from qualified earnings, typically referred to as “good income.” Qualified earnings may exclude such income as management fees received in connection with our SBIC or other potential outside managed funds and certain other fees.

Our portfolio is comprised of, and we anticipate that our portfolio will continue to be comprised of, investments primarily in technology-related companies at various stages of their development. Consistent with regulatory requirements, we invest primarily in United States based companies and to a lesser extent in foreign companies. Since 2007, our investing emphasis has been primarily on private companies following or in connection with a subsequent institutional round of equity financing, which we refer to as expansion-stage companies and private companies in later rounds of financing and certain public companies, which we refer to as established-stage companies and lower middle market companies. We have also historically focused our investment activities in private companies following or in connection with the first institutional round of financing, which we refer to as emerging-growth companies.

Portfolio and Investment Activity

The total value of our investment portfolio was $445.1 million at March 31, 2011 as compared to $472.0 million at December 31, 2010. During the three month period ended March 31, 2011 we made debt commitments totaling $97.5 million and funded approximately $83.9 million. Debt commitments for the quarter ended March 31, 2011 included commitments of approximately $50.5 million to five new portfolio companies and $47.5 million to three existing companies. During the three month period ended March 31, 2011 we made and funded equity commitments of $500,000 to one company. These commitments further diversify our portfolio by stage and industry sector. During the quarter ended March 31, 2010 we made debt commitments totaling $93.5 million and funded approximately $87.3 million, respectively. During the quarter ended March 31, 2010 we made and funded an equity commitment of approximately $1.1 million to one company.

At March 31, 2011, we had unfunded contractual commitments of $131.1 million to 23 portfolio companies. These commitments will be subject to the same underwriting and ongoing portfolio maintenance as the on-balance sheet financial instruments that we hold. Since these commitments may expire without being drawn, unfunded commitments do not necessarily represent future cash requirements. In addition, we executed approximately $73.0 million of non-binding term sheets outstanding to five new and existing companies at March 31, 2011. Non-binding outstanding term sheets are subject to completion of our due diligence and final approval process, as well as the negotiation of definitive documentation with the prospective portfolio companies. Not all non-binding term sheets are expected to close and do not necessarily represent future cash requirements.

The fair value of the loan portfolio at March 31, 2011 was approximately $396.6 million, compared to a fair value of approximately $325.8 million at March 31, 2010. The fair value of the equity portfolio at March 31, 2011 and 2010 was approximately $27.0 million and $45.2 million, respectively. The fair value of our warrant portfolio at March 31, 2011 and 2010 was approximately $21.5 million and $13.2 million, respectively.

We receive payments in our loan portfolio based on scheduled amortization of the outstanding balances. In addition, we receive repayments of some of our loans prior to their scheduled maturity date. The frequency or volume of these repayments may fluctuate significantly from period to period. During the three-month period ended March 31, 2011, we received normal principal amortization repayments of $21.7 million, and early repayments and working line of credit pay-downs totaling $64.3 million. Total portfolio investment activity for the quarter ended March 31, 2011 and for the year ended December 31, 2010 is as follows:

(in millions)	March 31, 2011	December 31, 2010
Beginning Portfolio	$472.0	$374.7
Purchase of debt investments	84.3	320.4
Equity Investments	0.8	2.3
Sale of Investments	(15.1)	(34.2)
Principal payments received on investments	(24.6)	(81.6)
Early pay-offs and recoveries	(61.4)	(114.5)
Accretion of loan discounts and paid-in-kind principal	4.6	3.3
Net change in unrealized depreciation in investments	(15.3)	1.6

Ending Portfolio	$445.1	$472.0

The following table shows the fair value of our portfolio of investments by asset class:

	March 31, 2011		December 31, 2010
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Senior Secured Debt with Warrants	$359,042	80.7%	$357,963	75.8%
Senior Secured Debt	34,093	7.6%	59,251	12.6%
Subordinated Debt	24,897	5.6%	8,094	1.7%
Preferred Stock	21,333	4.8%	26,813	5.7%
Common Stock	5,689	1.3%	19,911	4.2%

	$445,054	100.0%	$472,032	100.0%

A summary of our investment portfolio at value by geographic location is as follows:

	March 31, 2011		December 31, 2010
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
United States	$415,241	93.3%	$438,585	92.9%
Canada	18,528	4.2%	20,876	4.4%
England	10,634	2.4%	10,653	2.3%
Israel	651	0.1%	1,918	0.4%

	$445,054	100.0%	$472,032	100.0%

Our portfolio companies are primarily privately-held expansion and established-stage companies in the biopharmaceutical, clean technology, communications and networking, consumer and business products, electronics and computers, energy, information services, internet consumer and business services, medical devices, semiconductor and software industry sectors. These sectors are characterized by high margins, high growth rates, consolidation and product and market extension opportunities. Value is often vested in intangible assets and intellectual property.

As required by the 1940 Act, the Company classifies its investments by level of control. “Control Investments” are defined in the 1940 Act as investments in those companies that the Company is deemed to “Control”. Generally, under the 1940 Act, the Company is deemed to “Control” a company in which it has invested if it owns 25% or more of the voting securities of such company or has greater than 50% representation on its board. “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of the Company, as defined in the 1940 Act, which are not Control Investments. The Company is deemed to be an “Affiliate” of a company in which it has invested if it owns 5% or more but less than 25% of the voting securities of such company. “Non-Control/Non-Affiliate Investments” are investments that are neither Control Investments nor Affiliate Investments.

As of March 31, 2011, the Company did not hold any Control Investments. The Company’s investment in InfoLogix, Inc., a company that was a Control Investment as of December 31, 2010, was sold to Stanley Black & Decker (NYSE:SWK) in January 2011. Approximately $8.3 million of realized gains and $8.4 million of net unrealized depreciation was recognized on this control investment during the three-month period ended March 31, 2011.

At March 31, 2011 and 2010, the Company had an investment in one portfolio company deemed to be an Affiliate. No income was derived from this investment as this is a non-income producing equity investment. No realized gains were related to this investment, and approximately $1.0 million and $52,000 of net unrealized depreciation was recognized on this control investment during the three-month periods ended March 31, 2011 and 2010, respectively.

The following table shows the fair value of our portfolio by industry sector at March 31, 2011 and December 31, 2010:

	March 31, 2011		December 31, 2010
(in thousands)	Investments at Fair Value	Percentage of Total Porfolio	Investments at Fair Value	Percentage of Total Porfolio
Drug Discovery	$74,243	16.7%	$52,777	11.2%
Specialty Pharma	71,273	16.0%	63,607	13.5%
Software	53,714	12.1%	96,508	20.4%
Clean Tech	48,289	10.8%	25,722	5.4%
Communications & Networking	47,080	10.6%	65,098	13.8%
Drug Delivery	32,754	7.4%	35,250	7.5%
Internet Consumer & Business Services	27,665	6.2%	7,255	1.5%
Therapeutic	23,966	5.4%	25,300	5.4%
Consumer & Business Products	17,990	4.0%	45,316	9.6%
Diagnostic	13,926	3.1%	14,911	3.2%
Information Services	13,399	3.0%	10,857	2.3%
Electronics & Computer Hardware	5,667	1.3%	7,819	1.6%
Biotechnology Tools	5,146	1.2%	5,987	1.3%
Surgical Devices	4,520	1.0%	10,172	2.1%
Semiconductors	3,174	0.7%	3,227	0.7%
Media/Content/Info	2,247	0.5%	2,223	0.5%
Energy	1	—	3	—

	$445,054	100%	$472,032	100%

We use an investment grading system, which grades each debt investment on a scale of 1 to 5, to characterize and monitor our expected level of risk on the debt investments in our portfolio with 1 being the highest quality. The following table shows the distribution of our outstanding debt investments on the 1 to 5 investment grading scale at fair value as of March 31, 2011 and December 31, 2010.

	March 31, 2011		December 31, 2010
(in thousands)	Investments at Fair Value	Percentage of Total	Investments at Fair Value	Percentage of Total
Investment Grading
1	$32,878	8.3%	$65,345	16.3%
2	205,997	52.0%	232,713	57.9%
3	146,313	36.9%	90,739	22.6%
4	6,141	1.5%	8,776	2.2%
5	5,236	1.3%	4,045	1.0%

	$396,565	100.0%	$401,618	100.0%

As of March 31, 2011, our investments had a weighted average investment grading of 2.44 as compared to 2.21 at December 31, 2010. Our policy is to lower the grading on our portfolio companies as they approach the point in time when they will require additional equity capital. Additionally, we may downgrade our portfolio companies if they are not meeting our financing criteria and their respective business plans. Various companies in our portfolio will require additional funding in the near term or have not met their business plans and have therefore been downgraded until their funding is complete or their operations improve. At March 31, 2011, 12 portfolio companies were graded 3, 2 portfolio companies were graded 4, and 2 portfolio companies were graded 5 as compared to 8 portfolio companies that were graded 3, 2 portfolio companies that were graded 4 and 2 portfolio companies that were graded 5 at December 31, 2010.

At March 31, 2011, there was one portfolio company on non-accrual status with a fair value of zero. There were two loans on non-accrual status as of December 31, 2010 with a fair value of approximately $4.0 million.

The effective yield on our debt investments for the three month periods ended March 31, 2011 and 2010 was 18.1% and 14.5%, respectively. This yield was higher period over period due to unearned income accelerations attributed to early payoffs and due to higher interest rate yield enhancers on new loans originated in 2011 relative to the loans that have been paid off or have amortized.

The overall weighted average yield to maturity of our loan obligations was approximately 13.7% and 13.9% at March 31, 2011 and December 31, 2010. The weighted average yield to maturity is computed using the interest rates in effect at the inception of each of the loans, and includes amortization of the loan facility fees, commitment fees and market premiums or discounts over the expected life of the debt investments, weighted by their respective costs when averaged and based on the assumption that all contractual loan commitments have been fully funded and held to maturity.

We generate revenue in the form of interest income, primarily from our investments in debt securities, and commitment and facility fees. Fees generated in connection with our debt investments are recognized over the life of the loan or, in some cases, recognized as earned. In addition, we generate revenue in the form of capital gains, if any, on warrants or other equity-related securities that we acquire from our portfolio companies. Our investments generally range from $1.0 million to $25.0 million. Our debt investments have a term of between two and seven years and typically bear interest at a rate ranging from PRIME to 18% as of March 31, 2011. In addition to the cash yields received on our loans, in some instances, our loans may also include any of the following: end-of-term payments, exit fees, balloon payment fees, PIK provisions, prepayment fees, and diligence fees, which may be required to be included in income prior to receipt.

We funded $16.1 million of equity investments, which included restructured loans investments during the three month period ended March 31, 2010.

Loan origination and commitment fees received in full at the inception of a loan are deferred and amortized into fee income as an enhancement to the related loan’s yield over the contractual life of the loan. We recognize nonrecurring fees amortized over the remaining term of the loan commencing in the quarter relating to specific loan modifications. Loan exit fees to be paid at the termination of the loan are accreted into interest income over the contractual life of the loan. We had approximately $4.8 million and $6.6 million of unamortized fees at March 31, 2011 and December 31, 2010, respectively, and approximately $5.9 million and $5.1 million in exit fees receivable at March 31, 2011 and December 31, 2010, respectively.

We have loans in our portfolio that contain a PIK provision. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain our status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends even though we have not yet collected the cash. Amounts necessary to pay these dividends may come from available cash or the liquidation of certain investments. We recorded approximately $556,000 in PIK income in the three month period ended March 31, 2011.

In some cases, the Company collateralizes its investments by obtaining a first priority security interest in a portfolio company’s assets, which may include their intellectual property. In other cases, the Company may obtain a negative pledge covering a company’s intellectual property.

At March 31, 2011, approximately 63.7% of our portfolio company loans were secured by a first priority security in all of the assets of the portfolio company, 29.4% of portfolio company loans were prohibited from pledging or encumbering their intellectual property, 6.1% of portfolio company loans were secured by a second priority security in all of the assets of the portfolio company and 0.8% of portfolio company loans had an equipment only lien.

Interest on debt securities is generally payable monthly, with amortization of principal typically occurring over the term of the security for emerging-growth, expansion-stage and established-stage companies. In addition, certain loans may include an interest-only period ranging from three to eighteen months for emerging-growth and expansion-stage companies and longer for established-stage companies. In limited instances in which we choose to defer amortization of the loan for a period of time from the date of the initial investment, the principal amount of the debt securities and any accrued but unpaid interest become due at the maturity date.

Our investments in senior secured debt with warrants have equity enhancement features, typically in the form of warrants or other equity-related securities designed to provide us with an opportunity for capital appreciation. Our warrant coverage generally ranges from 3% to 20% of the principal amount invested in a portfolio company, with a strike price equal to the most recent equity financing round. As of March 31, 2011, we held warrants in 91 technology and life science portfolio companies, with a fair value of approximately $21.5 million. These warrant holdings would require us to invest approximately $68.1 million to exercise such warrants. However, these warrants may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our warrant interests.

Results of Operations

Comparison of the three-month periods ended March 31, 2011 and 2010

Investment Income

Interest income totaled approximately $16.5 for the three month period ended March 31, 2011, compared with $11.2 million for the three-month period ended March 31, 2010. Income from commitment, facility and loan related fees totaled approximately $2.7 million for the three-month period ended March 31, 2011, compared with $1.3 million for the same periods ended March 31, 2010, respectively. The increase in interest income is attributable to a higher average interest earning investment portfolio and income from early repayments. Income from commitment, facility and loan related fees are primarily the result of an increase in accelerated one-time and early repayment fees.

Operating Expenses

Operating expenses, which are comprised of interest and fees, general and administrative and employee compensation, totaled approximately $9.3 million and $6.9 million during the three month periods ended March 31, 2011 and 2010, respectively

Interest and fees totaled approximately $3.2 million and $2.3 million during the three-month periods ended March 31, 2011 and 2010, respectively. This $900,000 year-over-year increase is primarily attributable to an increase in interest expense on higher borrowings under our SBA debentures and an increase in amortization of deferred financing fees associated with the early repayment of certain SBA guaranteed debentures in the quarter ended March 31, 2011.

General and administrative expenses include legal, consulting and accounting fees, insurance premiums, rent, workout and various other expenses. Expenses increased to $2.2 million from $1.9 million for the three month periods ended March 31, 2011 and 2010, respectively, primarily due to accounting, auditing and tax-related expenses.

Employee compensation and benefits totaled approximately $3.3 million and $2.2 million during the three-month periods ended March 31, 2011 and 2010, respectively. This increase is primarily due to an increase in employee headcount and increased salary as compared to the same period of 2010. We expect to continue to hire to meet growth. Stock-based compensation totaled approximately $721,000 and $457,000 during the three month periods ended March 31, 2011 and 2010, respectively. These increases were due to the expense on restricted stock grants issued in the first quarter of 2011. See “—Financial Condition, Liquidity, and Capital Resources” for disclosure of additional expenses.

Net Investment Income Before Investment Gains and Losses

Net investment income per share was $0.23 for the quarter ended March 31, 2011 compared to $0.16 per share in the quarter ended March 31, 2010. The changes are made up of the items described above under “Investment Income” and “Operating Expenses.”

Net Investment Realized Gains and Losses and Unrealized Appreciation and Depreciation

Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, and includes investments charged off during the period, net of recoveries. Net change in unrealized appreciation or depreciation primarily reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

During the quarter ended March 31, 2011, we recognized net realized gains of approximately $151,000 from the sale of common stock in public companies, approximately $644,000 from mergers of private portfolio companies and realized losses of approximately $433,000 from equity and warrant investments in portfolio companies that have been liquidated. We recorded net gains from the sales of equity investments in two portfolio companies that totaled $9.6 million, of which InfoLogix, Inc. represented a gain of $8.3 million and Kamada, LTD. a gain of $1.3 million. These gains were partially offset by realized losses due to the write off of warrant, equity and debt investments totaling $5.2 million in one portfolio company, Trading Machines, Inc. Cumulative net realized losses on investments since October 2004 to date totals $48.5 million. When compared to total commitments of approximately $2.2 billion over the same period, the net realized loss represents approximately 2.2% of total commitments, or an annualized loss rate of approximately 33 basis points.

A summary of realized gains and losses for the three month periods ended March 31, 2011 and 2010 is as follows:

	Three Months Ended March 31,
	2011	2010
(in thousands)	Amount	Amount
Realized gains	$9,599	$856
Realized losses	(5,229)	(494)

Net realized gains	$4,370	$362

During the three-month periods ended March 31, 2011 and March 31, 2010, net change in unrealized depreciation totaled approximately $15.3 million and $260,000, respectively.

The change in net unrealized appreciation and depreciation of our investments is based on portfolio asset valuations determined in good faith by our Board of Directors. This change in net unrealized depreciation was primarily comprised of decreases in the fair value of our portfolio companies due to company performance and market conditions of approximately $17.9 million and the reclassification of unrealized appreciation to net realized gains of $9.4 million. For the quarter ended March 31, 2011 approximately $1.8 million, $11.4 million and $2.1 million of the net change in unrealized depreciation recognized was attributable to debt, equity and warrant investments based on company performance. Included in these amounts are unrealized depreciation of approximately $9.6 million in debt and equity investments attributable to the reversal of prior period net unrealized appreciation upon being realized as a gain and approximately $5.2 million in debt, equity and warrant investments attributable to the reversal of prior period net unrealized depreciation upon being realized as a loss. As of March 31, 2011, the net change in unrealized appreciation recognized by the Company was increased by approximately $37,000 due to the warrant participation agreement with Citigroup. For a more detailed discussion of the warrant participation agreement, see the discussion set forth under Note 4 to the Consolidated Financial Statements.

The following table itemizes the change in net unrealized depreciation of investments for the three-month periods ended March 31, 2011 and 2010:

	Three Months Ended March 31,
	2011	2010
(in thousands)	Amount	Amount
Gross unrealized appreciation on portfolio investments	$6,340	$10,596
Gross unrealized depreciation on portfolio investments	(17,889)	(11,823)
Reversal of prior period net unrealized appreciation upon realization	(9,446)	928
Reversal of prior period net unrealized depreciation upon realization	5,606	—
Citigroup Warrant Participation	37	38

Net increase (decrease) in unrealized depreciation on portfolio investments	$(15,352)	$(260)

Income and Excise Taxes

We account for income taxes in accordance with the provisions of ASC 740, Income Taxes, which requires that deferred income taxes be determined based upon the estimated future tax effects of differences between the financial statement and tax basis of assets and liabilities given the provisions of the enacted tax law. Valuation allowances are used to reduce deferred tax assets to the amount likely to be realized.

Net Increase in Net Assets Resulting from Operations and Change in Net Assets per Share

For the three months ended March 31, 2011, the net decrease in net assets resulting from operations totaled approximately $1.2 million. For the three-months ended March 31, 2010 the net increase in net assets resulting from operations totalled approximately $5.7 million. These changes are made up of the items previously described.

Basic and fully diluted net change in net assets per common share for the three month periods ended March 31, 2011 and 2010 was $(0.03) and $0.16, respectively.

Comparison of periods ended December 31, 2010 and 2009

Investment Income

Interest income totaled approximately $54.7 million and $62.2 million for 2010 and 2009, respectively. The decrease in interest income was directly related to a lower average investment portfolio outstanding in 2010 than in 2009. In 2010 and 2009, interest income included approximately $6.2 million and $6.7 million of income from accrued exit fees, respectively. Income from commitment, facility and loan related fees such as amendment fees and pre-payment penalties totaled approximately $4.8 million and $12.1 million for 2010 and 2009, respectively. At December 31, 2010 and 2009, we had approximately $6.6 million and $2.4 million of deferred income related to commitment and facility fees, respectively. The increase in deferred income was attributed to increased investment originations in 2010.

Operating Expenses

Operating expenses, which are comprised of interest and fees, general and administrative and employee compensation, totaled approximately $30.1 million and $31.2 million during the periods ended December 31, 2010 and 2009, respectively.

Interest and fees totaled approximately $9.8 million and $11.3 million during the periods ended December 31, 2010 and 2009, respectively. This $1.5 million year over year decrease is primarily attributable to the interest expense and one time fees incurred in 2009 on the Citigroup Credit Facility that was paid off in full in March of 2009 offset by an increase in interest expense on higher borrowings under our SBA debentures.

General and administrative expenses include legal, consulting and accounting fees, insurance premiums, rent, workout and various other expenses. Expenses decreased to $7.1 million from $7.3 million for the periods ended December 31, 2010 and 2009, respectively, primarily due to lower workout related expenses.

Employee compensation and benefits totaled approximately $10.5 million and $10.7 million during the periods ended December 31, 2010 and 2009, respectively. This decrease is primarily due to a lower bonus accrual during the period ended December 31, 2010 as compared to 2009. Stock-based compensation totaled approximately $2.7 million and $1.9 million during the periods ended December 31, 2010 and 2009, respectively. These increases were due to the higher expense attributed to restricted stock grants issued in the first quarter of 2010.

Net Investment Income Before Income Tax Expense and Investment Gains and Losses

Net investment income before income tax expense for the year ended December 31, 2010 totaled $29.4 million as compared with a net investment income before income tax expense in 2009 of approximately $43.1 million. The changes are made up of the items described above under “Investment Income” and “Operating Expenses.”

Net Investment Realized Gains and Losses and Unrealized Appreciation and Depreciation

Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, and include investments charged off during the period, net of recoveries. Net change in unrealized appreciation or depreciation primarily reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

In 2010, we generated realized gains totaling approximately $4.7 million primarily due to the sale of warrants and common stock of 12 portfolio companies. We recognized realized losses in 2010 of approximately $31.1 million on the disposition of investments in 10 portfolio companies. We recognized realized gains of approximately $3.7 million during the year ended December 31, 2009 primarily due to the sale of warrants and common stock of four portfolio companies. We recognized realized losses in 2009 of approximately $34.5 million on the disposition of investments in 16 portfolio companies. A summary of realized gains and losses for the years end December 31, 2010 and 2009 is as follows:

	December 31,
(in thousands)	2010	2009
Realized gains	$4,677	$3,738
Realized losses	(31,059)	(34,539)

Net realized (losses)	$(26,382)	$(30,801)

For the year ended December 31, 2010, net unrealized appreciation totaled approximately $2.0 million and for the year ended December 31, 2009, net unrealized appreciation totaled approximately $1.3 million. The year to year increase is primarily due to the reversal of unrealized depreciation to realized losses.

The net unrealized appreciation and depreciation of investments is based on portfolio asset valuations determined in good faith by our Board of Directors. During the year ended December 31, 2010, net unrealized investment appreciation recognized by the company was reduced by approximately $13,000 for a warrant participation agreement with Citigroup. For a more detailed discussion, see the discussion set forth under “—Borrowings.”

The following table itemizes the change in net unrealized appreciation (depreciation) of investments for 2010 and 2009:

	December 31,
(in thousands)	2010	2009
Gross unrealized appreciation on portfolio investments	$40,696	$42,272
Gross unrealized depreciation on portfolio investments	(64,465)	(73,969)
Reversal of prior period net unrealized appreciation upon a realization event	(3,902)	(2,319)
Reversal of prior period net unrealized depreciation upon a realization event	29,674	35,256
Citigroup Warrant Participation	(13)	29

Net unrealized appreciation/(depreciation) on portfolio investments	$1,990	$1,269

For a more detailed discussion, see the discussion set forth under “—Critical Accounting Policies—Valuation of Portfolio Investments.”

Net Increase in Net Assets Resulting from Operations and Earnings Per Share

For the year ended December 31, 2010 net increase in net assets resulting from operations totaled approximately $5.0 million compared to net income of approximately $13.6 million for the period ended December 31, 2009. These changes are made up of the items previously described.

Basic and fully diluted net change in net assets per common share were $0.12 and $0.12, respectively, for the year ended December 31, 2010, compared to a basic and fully diluted net income per share of $0.38 and $0.37, respectively, for the year ended December 31, 2009.

Comparison of periods ended December 31, 2009 and 2008

Investment Income

Interest income totaled approximately $62.2 million and $67.3 million for 2009 and 2008, respectively. The decrease in interest income was directly related to decreases in investment assets. In 2009 and 2008, interest income included approximately $6.7 million and $4.3 million of income from accrued exit fees. Income from commitment, facility and loan related fees such as amendment fees and pre-payment penalties totaled approximately $12.1 million and $8.6 million for 2009 and 2008, respectively. At December 31, 2009 and 2008, we had approximately $2.4 million and $6.9 million of deferred income related to commitment and facility fees, respectively. The decrease in deferred income was attributed to the amortization of fee income and the lower deferred income due to lower investment originations.

Operating Expenses

Operating expenses totaled approximately $31.2 million and $35.9 million during 2009 and 2008, respectively. Operating expenses for the years ended December 31, 2009 and 2008 included interest expense, loan fees and unused commitment fees of approximately $11.3 and $15.8 million, respectively. The 28.6% decrease in interest expense was primarily due to lower outstanding loan balances on our credit facilities and lower cost of financing. The average debt balance outstanding in 2009 is $147.4 million as compared to $196.9 million in 2008. The weighted average cost of debt was approximately 7.7% at December 31, 2009 as compared to 8.0% at December 31, 2008. Employee compensation and benefits were approximately $10.7 million and $11.6 million during 2009 and 2008, respectively. General and administrative expenses include legal and accounting fees, insurance premiums, rent and various other expenses totaling $7.3 million and $6.9 million in 2009 and 2008 respectively.

Net Investment Income Before Income Tax Expense and Investment Gains and Losses

Net investment income before income tax expense for the year ended December 31, 2009 totaled $43.1 as compared with a net investment income before income tax expense in 2008 of approximately $40.0 million. This change is made up of the items described above.

Net Investment Realized Gains and Losses and Unrealized Appreciation and Depreciation

In 2009, we generated realized gains totaling approximately $3.7 million primarily due to the sale of warrants and common stock of four portfolio companies. We recognized realized losses in 2009 of approximately $34.5 million on the disposition of investments in sixteen portfolio companies. We recognized realized gains of approximately $6.9 million during the year ended December 31, 2008 from the sale of common stock of nine portfolio companies. We recognized realized losses in 2008 of approximately $4.3 million on the disposition of investments in ten portfolio companies. A summary of realized gains and losses for the years end December 31, 2009 and 2008 is as follows:

	December 31,
	2009	2008
(in thousands)
Realized gains	$3,738	$6,925
Realized losses.	(34,539)	$(4,282)

Net realized (losses)	$(30,801)	$2,643

For the year ended December 31, 2009, net unrealized investment depreciation totaled approximately $1.3 million and for the year ended December 31, 2008, net unrealized appreciation totaled approximately $21.4 million. The net unrealized appreciation and depreciation of investments is based on portfolio asset valuations determined in good faith by our Board of Directors. As of December 31, 2009, the net unrealized investment appreciation recognized by the company was reduced by approximately $29,000 for a warrant participation agreement with Citigroup. For a more detailed discussion, see the discussion set forth under “—Borrowings.” The following table itemizes the change in net unrealized appreciation (depreciation) of investments for 2009 and 2008:

	December 31,
	2009	2008
(in thousands)
Gross unrealized appreciation on portfolio investments	$42,272	$6,139
Gross unrealized depreciation on portfolio investments	(73,969)	(25,250)
Reversal of prior period net unrealized appreciation upon a realization event	32,937	(2,458)
Citigroup Warrant Participation	29	143

Net unrealized appreciation/(depreciation) on portfolio investments	$1,269	$(21,426)

Income and Excise Taxes

We account for income taxes in accordance with the provisions of ASC 740, Income Taxes, which requires that deferred income taxes be determined based upon the estimated future tax effects of differences between the financial statement and tax basis of assets and liabilities given the provisions of the enacted tax law. Valuation allowances are used to reduce deferred tax assets to the amount likely to be realized.

Through December 31, 2005 we were taxed under Subchapter C of the Code. We elected to be treated as a RIC under Subchapter M of the Code with the filing of our 2006 federal income tax return. Provided we continue to qualify as a RIC, our income generally will not be subject to federal income or excise taxes to the extent we make the requisite distributions to stockholders. At December 31, 2009, zero excise tax provision was recorded since we have paid out distributable earnings. See “Certain United States Federal Income Tax Considerations.” Of the dividends declared during the year ended December 31, 2009, 100% was comprised of ordinary income. In 2008, of the dividends paid, $1.23 was comprised of ordinary income and $0.09 was comprised of capital gains.

Net Increase in Net Assets Resulting from Operations and Earnings Per Share

For the year ended December 31, 2009, net income totaled approximately $13.6 million compared to net income of approximately $21.0 million for the period ended December 31, 2008. These changes are made up of the items previously described.

Basic and fully diluted net change in net assets per common share were $0.38 and $0.37, respectively, for the year ended December 31, 2009, compared to both basic net and fully diluted net income per share of $0.64 for the year ended December 31, 2008.

Financial Condition, Liquidity and Capital Resources

At March 31, 2011, we had approximately $114.4 million in cash and cash equivalents and available borrowing capacity of approximately $50.0 million under the Wells Facility, $20.0 million under the Union Bank Facility and $36.25 million under the SBA program, subject to existing terms and advance rates and regulatory requirements. We primarily invest cash on hand in interest bearing deposit accounts.

As of March 31, 2011, net assets totaled $403.2 million, with a net asset value per share of $9.20. We intend to generate additional cash primarily from cash flows from operations, including income earned from investments in our portfolio companies and, to a lesser extent, from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less as well as from future borrowings as required to meet our lending activities. Our primary use of funds will be investments in portfolio companies and cash distributions to holders of our common stock. Additionally, we expect to raise additional capital to support our future growth through future equity offerings, issuances of senior securities and/or future borrowings, to the extent permitted by the 1940 Act. To the extent we determine to raise additional equity through an offering of our common stock at a price below net asset value, existing investors will experience dilution. During our 2010 Annual Shareholder Meeting held on June 9, 2010, our shareholders authorized us, with the approval of our Board of Directors, to sell up to 20% of our outstanding common stock at a price below our then current net asset value per share and to offer and issue debt with warrants or debt convertible into shares of our common stock at an exercise or conversion price that will not be less than the fair market value per share but may be below the then current net asset value per share. However, there can be no assurance that these capital resources will be available given the credit constraints of the banking and capital markets.

As required by the 1940 Act, our asset coverage must be at least 200% after each issuance of senior securities. Our asset coverage as of March 31, 2011 was 0%, excluding SBA leverage, based on our exemptive order from the SEC which allows us to exclude all SBA leverage from our asset coverage ratio. Total leverage when excluding the SEC exemptive order is approximately 350.8% at March 31, 2011. Total leverage including our SBIC debentures is approximately 40.4% at March 31, 2011.

At March 31, 2011 and December 31, 2010, we had the following borrowing capacity and outstanding amounts:

	March 31, 2011		December 31, 2010
	Facility Amount	Amount Outstanding	Facility Amount	Amount Outstanding
Union Bank Facility	$20,000	$—	$20,000	$—
Wells Facility	50,000	—	50,000	—
SBA Debenture(1)	200,000	163,750	225,000	170,000

Total	$270,000	$163,750	$295,000	$170,000

(1)	The Company has the ability to borrow $36.25 million subject to SBA approval and compliance with SBIC regulations. In April 2011, the SBA approved a $25.0 million commitment request.

On September 27, 2006, HT II received a license and on May 26, 2010 HT III received a license to operate as Small Business Investment Companies under the SBIC program and are able to borrow funds from the SBA against eligible investments. As of March 31, 2011, all required contributed capital from the Company has been invested into HT II and HT III. The Company is the sole limited partner of HT II and HT III and HTM is the general partner. HTM is a wholly-owned subsidiary of the Company. If HT II or HT III fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit HT II’s or HT III’s use of debentures, declare outstanding debentures immediately due and payable, and/or limit HT II or HT III from making new investments. In addition, HT II or HT III may also be limited in their ability to make distributions to us if they do not have sufficient capital in accordance with SBA regulations. Such actions by the SBA would, in turn, negatively affect us because HT II and HT III are our wholly owned subsidiaries. HT II and HT III were in compliance with the terms of the SBIC’s leverage as of March 31, 2011 as a result of having sufficient capital as defined under the SBA regulations. The portfolios of HT II and HT III accounted for approximately 52.0% of our total portfolio at March 31, 2011.

With our net investment of $75.0 million in HT II as of March 31, 2011, HT II has the capacity to issue a total of $150.0 million of SBA guaranteed debentures, of which $125.0 million was outstanding following a repayment of $25.0 million on debentures in January 2011. As of March 31, 2011, the maximum statutory limit on the dollar amount of outstanding SBA guaranteed debentures issued by a single SBIC is $150.0 million, subject to periodic adjustments by the SBA. As of March 31, 2011, we held investments in HT II in 54 companies with a fair value of approximately $158.6 million, accounting for approximately 35.6% of our total portfolio at March 31, 2011.

As of March 31, 2011, the maximum statutory limit on the dollar amount of combined outstanding SBA guaranteed debentures is $225.0 million, subject to periodic adjustments by the SBA. As of March 31, 2011, HT III had the potential to borrow up to $75.0 million of SBA-guaranteed debentures under the SBIC program. With our net investment of $37.5 million in HT III as of March 31, 2011, HT III has the capacity to issue a total of $75.0 million of SBA guaranteed debentures, subject to SBA approval, of which $38.75 million was outstanding at March 31, 2011. As of March 31, 2011, HT III has paid the SBA commitment fees of approximately $750,000. As of March 31, 2011, we held investments in HT III in 11 companies with a fair value of approximately $73.5 million accounting for approximately 16.5% of our total portfolio at March 31, 2011. In April 2011, the SBA approved a $25.0 million dollar commitment for HT III bringing the total available borrowings to $225.0 million, of which $125.0 million was available in HT II and $100.0 million was available in HT III. See “—Subsequent Events.”

Current Market Conditions

The global capital markets have experienced a period of disruption as evidenced by a lack of liquidity in the debt capital markets, write-offs in the financial services sector, the re-pricing of credit risk and the failure of certain major financial institutions. Despite actions of the United States federal government and foreign governments, these events contributed to worsening general economic conditions that have materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. While indicators suggest improvement in the capital markets, these conditions could deteriorate in the future. During such market disruptions, we may have difficulty raising debt or equity capital especially as a result of regulatory constraints.

At the same time, the venture capital market for the technology-related companies in which we invest has been active and is continuing to show signs of increased investment activity. Therefore, to the extent we have capital available, we believe this is an opportune time to invest in the structured lending market for technology-related companies. Today’s economy creates potentially new attractive lending opportunities and we believe that the market for technology-related companies in 2011 is improving as evidenced by the improved IPO market in 2010 and 2011 as compared to the previous two years.

We may acquire a portfolio of investments or sell a portion of our portfolio on an opportunistic basis. We, from time to time, engage in discussions with counterparties in respect of various potential transactions. Some of these transactions could be material to our business. Consummation of any such transaction will be subject to completion of due diligence finalization of key business and financial terms (including price) and negotiation of final definitive documentation as well as a number of other factors and conditions including, without limitation, the approval of our Board of Directors and required third party consents and, in certain cases, the approval of our stockholders. Accordingly, there can be no assurance that any such transaction would be consummated.

We periodically review and assess investment portfolio acquisition opportunities of target companies that would be accretive to us. In the future, we may determine to acquire such portfolios which could affect our liquidity position and necessitate our need to raise additional capital to fund our growth.

Off Balance Sheet Arrangements

In the normal course of business, we are party to financial instruments with off-balance sheet risk. These consist primarily of unfunded commitments to extend credit, in the form of loans, to our portfolio companies. Unfunded commitments to provide funds to portfolio companies are not reflected on our balance sheet. Our origination activity unfunded commitments may be significant from time to time. As of March 31, 2011, we had unfunded commitments of approximately $131.1 million. These commitments will be subject to the same underwriting and ongoing portfolio maintenance as are the on-balance sheet financial instruments that we hold. Since these commitments may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements. Closed commitments generally fund 70-80% of the committed amount in aggregate over the life of the commitment. We intend to use cash flow from normal and early principal repayments, SBA debentures, our Wells Facility and our Union Bank Facility to fund these commitments. However, there can be no assurance that we will have sufficient capital available to fund these commitments as they come due.

In addition, we had approximately $73.0 million of non-binding term sheets outstanding, which generally convert to contractual commitments within approximately 45 to 60 days of signing. Non-binding outstanding term from prior release are subject to completion of our due diligence and final approval process, as well as the negotiation of definitive documentation with the prospective portfolio companies. Not all non-binding term sheets are expected to close and do not necessarily represent future cash requirements.

Contractual Obligations

The following table shows our contractual obligations as of March 31, 2011:

	Payments due by period (in thousands)
Contractual Obligations(1)(2)	Total	Less than 1 year	1-3 years	3-5 years	After 5 years
Borrowings(3)	$163,750	$—	$—	$—	$163,750
Operating Lease Obligations(4)	3,070	1,211	1,859	—	—

Total	$166,820	$1,211	$1,859	$—	$163,750

(1)	Excludes commitments to extend credit to our portfolio companies.
(2)	We also have a warrant participation obligation with Citigroup. See Note 4 to the Consolidated Financial Statements.
(3)	Includes borrowings under the SBA debentures. There were no outstanding borrowings under the Wells Facility or the Union Bank Facility at March 31, 2011.
(4)	Long-term facility leases.

Hercules and its executives and directors are covered by Directors and Officers Insurance, with the directors and officers being indemnified by Hercules to the maximum extent permitted by Maryland law subject to the restrictions in the 1940 Act.

Borrowings

Citibank Credit Facility

We, through Hercules Funding Trust I, an affiliated statutory trust, had a securitized credit facility (the “Citibank Credit Facility”) with Citigroup Global Markets Realty Corp. which expired under the normal terms. During the first quarter of 2009, we paid off all remaining principal and interest owed under the Citibank Credit Facility. Citigroup has an equity participation right through a warrant participation agreement on the pool of loans and warrants collateralized under the Citibank Credit Facility. Pursuant to the warrant participation agreement, we granted to Citigroup a 10% participation in all warrants held as collateral. However, no additional warrants were included in collateral subsequent to the facility amendment on May 2, 2007. As a result, Citigroup is entitled to 10% of the realized gains on the warrants until the realized gains paid to Citigroup pursuant to the agreement equal $3,750,000 (the “Maximum Participation Limit”). The obligations under the warrant participation agreement continue even after the Citibank Credit Facility is terminated until the Maximum Participation Limit has been reached. The value of their participation right on unrealized gains in the related equity investments was approximately $444,000 as of March 31, 2011 and is included in accrued liabilities. There can be no assurances that the unrealized appreciation of the warrants will not be higher or lower in future periods due to fluctuations in the value of the warrants, thereby increasing or reducing the effect on the cost of borrowing. Since inception of the agreement, we have paid Citigroup approximately $1.1 million under the warrant participation agreement thereby reducing its realized gains by this amount. We will continue to pay Citigroup under the warrant participation agreement until the Maximum Participation Limit is reached or the warrants expire.

Long-term SBA Debentures

On September 27, 2006, HT II received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and regulatory capital. Under the Small Business Investment Company Act and current SBA policy applicable to SBICs, a SBIC can have outstanding at any time SBA guaranteed debentures up to twice the amount of its regulatory capital. As of March 31, 2011, the maximum statutory limit on the dollar amount of outstanding SBA guaranteed debentures issued by a single SBIC is $150.0 million, subject to periodic adjustments by the SBA. The Company’s net investment of $75.0 million in HT II as of March 31, 2011 fully funds the required regulatory capital for HT II. In January 2011, HT II repaid $25.0 million of debentures. HT II has a total of $125.0 million of SBA guaranteed debentures outstanding as of March 31, 2011 and has paid the SBA commitment fees of approximately $1.5 million. As of March 31, 2011, the Company held investments in HT II in 54 companies with a fair value of approximately $158.6 million, accounting for approximately 35.6% of the Company’s total portfolio.

On May 26, 2010, HT III received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and additional contributions to regulatory capital. With the Company’s net investment of $37.5 million in HT III as of March 31, 2011, HT III has the capacity to issue a total of $75.0 million of SBA guaranteed debentures, subject to SBA approval, of which $38.75 million was outstanding as of March 31, 2011. As of March 31, 2011, HT III has paid commitment fees of approximately $750,000. There is no assurance that HT II or HT III will be able to draw up to the maximum limit available under the SBIC program. As of March 31, 2011, the Company held investments in HT III in 11 companies with a fair value of approximately $73.5 million, accounting for approximately 16.5% of the Company’s total portfolio.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under present SBA regulations, eligible small businesses include businesses that have a tangible net worth not exceeding $18 million and have average annual fully taxed net income not exceeding $6.0 million for the two most recent fiscal years. In addition, SBICs must devote 25.0% of its investment activity to “smaller” concerns as defined by the SBA. A smaller concern is one that has a tangible net worth not exceeding $6.0 million and has average annual fully taxed net income not exceeding $2.0 million for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. Through its wholly-owned subsidiaries HT II and HT III, the Company plans to provide long-term loans to qualifying small businesses, and in connection therewith, make equity investments.

HT II and HT III are periodically examined and audited by the SBA’s staff to determine their compliance with SBA regulations. If HT II or HT III fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit HT II’s or HT III’s use of debentures, declare outstanding debentures immediately due and payable, and/or limit HT II or HT III from making new investments. In addition, HT II or HT III may also be limited in their ability to make distributions to the Company if they do not have sufficient capital in accordance with SBA regulations. Such actions by the SBA would, in turn, negatively affect the Company because HT II and III are the Company’s wholly owned subsidiaries. HT II and HT III were in compliance with the terms of the SBIC’s leverage as of March 31, 2011 as a result of having sufficient capital as defined under the SBA regulations. As of March 31, 2011, HT II and HT III could draw up to $25.0 million and $36.25 million, respectively, of additional leverage from SBA.

The rates of borrowings under various draws from the SBA beginning in April 2007 are set semiannually in March and September and range from 3.22% to 5.73%. Interest payments on SBA debentures are payable semi-annually. There are no principal payments required on these issues prior to maturity and no prepayment penalties. Debentures under the SBA generally mature ten years after being borrowed. Based on the initial draw down date of April 2007, the initial maturity of SBA debentures will occur in April 2017. In addition, the SBA charges a fee that is set annually, depending on the Federal fiscal year the leverage commitment was delegated by the SBA, regardless of the date that the leverage was drawn by the SBIC. The annual fee related to HT III debentures that pooled on March 29, 2011 was 0.285%. The annual fees related to HT II debentures that pooled on September 22, 2010 were 0.406% and 0.285%, depending upon the year the underlying commitment was closed in. The annual fees on other debentures have been set at 0.906%. The average amount of debentures outstanding for the quarter ended March 31, 2011 for HT II was approximately $126.9 million with an average interest rate of approximately 5.0%. The average amount of debentures outstanding for the quarter ended March 31, 2011 for HT III was approximately $37.5 million with an average interest rate of approximately 4.08%.

During the quarter ended March 31, 2011, we repaid $25.0 million of SBA debentures under our first SBIC license. On April 27, 2011, we received approval from the SBA to borrow $25.0 million under a new capital commitment. See “—Subsequent Events.”

Wells Facility

On August 25, 2008, Hercules, through a special purpose wholly-owned subsidiary, Hercules Funding II, LLC, entered into a two-year revolving senior secured credit facility with an optional one-year extension with total commitments of $50 million, with Wells Fargo Capital Finance as a lender and as an arranger and administrative agent (the “Wells Facility”). The Wells Facility has the capacity to increase to $300 million if additional lenders are added to the syndicate. We continue to be in discussions with various other potential lenders to join the facility; however, there is no assurance that additional lenders may join the facility. The Wells Facility expires in August 2011.

Borrowings under the Wells Facility will generally bear interest at a rate per annum equal to LIBOR plus 3.25% or PRIME plus 2.0%, but not less than 5.0%. The Wells Facility requires the payment of a non-use fee of 0.3% annually. The Wells Facility is collateralized by debt investments in our portfolio companies, and includes an advance rate equal to 50% of eligible loans placed in the collateral pool. The Wells Facility generally requires payment of interest on a monthly basis. All outstanding principal is due upon maturity. We have paid a total of $1.1 million in structuring fees in connection with the Wells Facility which is being amortized through August 2011. There was no outstanding debt under the Wells Facility at March 31, 2011.

The Wells Facility includes various financial and operating covenants applicable to the Company and its subsidiaries, in addition to those applicable to Hercules Funding II, LLC. These covenants require us to maintain certain financial ratios and a minimum tangible net worth of $250 million, contingent upon our total commitments under all lines of credit not exceeding $250 million. To the extent our total commitments exceeds $250 million, the minimum tangible net worth covenant will increase on a pro rata basis commensurate with our net worth on a dollar for dollar basis. In addition, the tangible net worth covenant will increase by 90 cents on the dollar for every dollar of equity capital subsequently raised by the Company. The Wells Facility provides for customary events of default, including, but not limited to, payment defaults, breach of representations or covenants, bankruptcy events and change of control. We were in compliance with all covenants at March 31, 2011.

During March 2011, we received a commitment to renew the Wells Facility. Under this three-year senior secured facility, Wells Fargo Capital Finance and the Royal Bank of Canada (“RBC”) have made commitments of $75.0 million and $25.0 million, respectively. Borrowings under the facility are expected to be at an interest rate per annum equal to LIBOR plus 3.50%, with a floor of 5.00% and an advance rate of 50% against eligible loans. The facility will be secured by loans in the borrowing base. The facility contains an accordion feature, in which we can increase the credit line up to an aggregate of $300.0 million, funded by additional lenders and with the agreement of Wells Fargo Capital Finance and RBC and subject to other customary conditions. We expect to continue discussions with various other potential lenders to join the new facility; however, there can be no assurances that additional lenders will join the new credit facility. This new arrangement will replace the existing $300 million Wells Facility under which Wells Fargo Capital Finance had committed $50 million in capital and is subject to customary closing conditions and completion of legal documentation. We expect the covenants and events of default to be consistent with our existing Wells Facility. No assurance can be given that Wells Fargo Capital Finance, RBC and Hercules will execute definitive documentation, that the definitive documentation will reflect the terms described herein or that the facility will be entered into at all.

Once the Wells Facility is renewed, we anticipate incurring a non-use fee expense of approximately $200,000 or $0.005 per share per quarter until we borrow under the facility. In total, we expect the expense from the Convertible Senior Notes and facility fees to negatively impact earnings in the near term by approximately $1.5 million or $0.04 per quarter until any of the capital is deployed. See “—Subsequent Events.”

Union Bank Facility

On February 10, 2010, we entered a $20.0 million one-year revolving senior secured credit facility with Union Bank (the “Union Bank Facility”). Borrowings under the Union Bank Facility will generally bear interest at a rate per annum equal to LIBOR plus 2.25% with a floor of 4.0%, an advance rate of 50% against eligible loans, and secured by loans in the borrowing base. At March 31, 2011, there were no borrowings outstanding on this facility. The Union Bank Facility requires the payment of a nonuse fee of 0.25% annually. The Union Bank Facility is collateralized by debt investments in our portfolio companies, and includes an advance rate equal to 50% of eligible loans placed in the collateral pool. The Union Bank generally requires payment of interest on a monthly basis. All outstanding principal is due upon maturity. In February 2011, the maturity date of the facility was extended from May 1, 2011 to July 31, 2011. The Union Bank Facility includes various financial and operating covenants. These covenants require us to maintain certain financial ratios and a minimum tangible net worth. The Union Bank Facility provides for customary events of default, including, but not limited to, payment defaults, breech of representations or covenants, bankruptcy events and change of control.

Outstanding Borrowings

At March 31, 2011 and December 31, 2010, we had the following borrowing capacity and outstanding borrowings:

	March 31, 2011		December 31, 2010
	Facility Amount	Amount Outstanding	Facility Amount	Amount Outstanding
Union Bank Facility	$20,000	$—	$20,000	$—
Wells Facility	50,000	—	50,000	—
SBA Debenture(1)	200,000	163,750	225,000	170,000

Total	$270,000	$163,750	$295,000	$170,000

(1)

The Company has the ability to borrow $36.25 million subject to SBA approval and compliance with SBIC regulations. In April 2011, the SBA approved a $25.0 million commitment request. See “—Subsequent Events.”

Dividends

The following table summarizes our dividends declared and paid or to be paid on all shares, including restricted stock, to date:

Date Declared	Record Date	Payment Date	Amount Per Share
October 27, 2005	November 1, 2005	November 17, 2005	$0.025
December 9, 2005	January 6, 2006	January 27, 2006	0.300
April 3, 2006	April 10, 2006	May 5, 2006	0.300
July 19, 2006	July 31, 2006	August 28, 2006	0.300
October 16, 2006	November 6, 2006	December 1, 2006	0.300
February 7, 2007	February 19, 2007	March 19, 2007	0.300
May 3, 2007	May 16, 2007	June 18, 2007	0.300
August 2, 2007	August 16, 2007	September 17, 2007	0.300
November 1, 2007	November 16, 2007	December 17, 2007	0.300
February 7, 2008	February 15, 2008	March 17, 2008	0.300
May 8, 2008	May 16, 2008	June 16, 2008	0.340
August 7, 2008	August 15, 2008	September 19, 2008	0.340
November 6, 2008	November 14, 2008	December 15, 2008	0.340
February 12, 2009	February 23, 2009	March 30, 2009	0.320	*
May 7, 2009	May 15, 2009	June 15, 2009	0.300
August 6, 2009	August 14, 2009	September 14, 2009	0.300
October 15, 2009	October 20, 2009	November 23, 2009	0.300
December 16, 2009	December 24, 2009	December 30, 2009	0.040
February 11, 2010	February 19, 2010	March 19, 2010	0.200
May 3, 2010	May 12, 2010	June 18, 2010	0.200
August 2, 2010	August 12, 2010	September 17,2010	0.200
November 4, 2010	November 10, 2010	December 17, 2010	0.200
March 1, 2011	March 10, 2011	March 24, 2011	0.220
May 5, 2011	May 13, 2011	June 23, 2011	0.220

			$6.245

*	Dividend paid in cash and stock.

On May 5, 2011, the Board of Directors announced a cash dividend of $0.22 per share to be paid on June 23, 2011 to shareholders of record as of May 13, 2011. This dividend is the Company’s twenty-third consecutive quarterly dividend declaration since its initial public offering, and will bring the total cumulative dividend declared to date to $6.25 per share.

Our Board of Directors maintains a variable dividend policy with the objective of distributing four quarterly distributions in an amount that approximates 90 - 100% of our taxable quarterly income or potential annual income for a particular year. In addition, at the end of the year, we may also pay an additional special dividend or fifth dividend, such that we may distribute approximately all of our annual taxable income in the year it was earned, while maintaining the option to spill over our excess taxable income.

Distributions in excess of our current and accumulated earnings and profits would generally be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. The determination of the tax attributes of our distributions is made annually as of the end of our fiscal year based upon our taxable income for the full year and distributions paid for the full year, therefore a determination made on a quarterly basis may not be representative of the tax attributes of our 2011 distributions to stockholders. If we had determined the tax attributes of our distributions year-to-date as of March 31, 2011, approximately 91% would be from ordinary income and spillover earnings from 2010, and 9% would be a return of capital.

We intend to distribute quarterly dividends to our stockholders. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one year period ending on October 31 of the calendar year, and (3) any ordinary income and net capital gains for the preceding year that were not distributed during such year. We will not be subject to excise taxes on amounts on which we are required to pay corporate income tax (such as retained net capital gains). In order to obtain the tax benefits applicable to RICs, we will be required to distribute to our stockholders with respect to each taxable year at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses.

We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Regulation.”

We maintain an “opt-out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, cash dividends will be automatically reinvested in additional shares of our common stock unless the stockholder specifically “opts out” of the dividend reinvestment plan and chooses to receive cash dividends. See “Dividend Reinvestment Plan.”

Our ability to make distributions will be limited by the asset coverage requirements under the 1940 Act.

Critical Accounting Policies

The preparation of consolidated financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and revenues and expenses during the period reported. On an ongoing basis, our management evaluates its estimates and assumptions, which are based on historical experience and on various other assumptions that we believe to be reasonable under the circumstances. Actual results could differ from those estimates. Changes in our estimates and assumptions could materially impact our results of operations and financial condition.

Valuation of Portfolio Investments. The most significant estimate inherent in the preparation of our consolidated financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded.

Our investments are carried at fair value in accordance with the 1940 Act and Accounting Standards Codification (“ASC”) topic 820 Fair Value Measurements and Disclosures, (formerly known as SFAS No. 157, Fair Value Measurements). At March 31, 2011, approximately 77.5% of the Company’s total assets represented investments in portfolio companies that are valued at fair value by the Board of Directors. Value, as defined in Section 2(a) (41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the Board of Directors. Our debt securities are primarily invested in equity sponsored technology, life science and clean technology companies. Given the nature of lending to these types of businesses, our investments in these portfolio companies are generally considered Level 3 assets under ASC 820 because there is no known or accessible market or market indexes for these investment securities to be traded or exchanged. As such, it values substantially all of its investments at fair value as determined in good faith pursuant to a consistent valuation policy and our Board of Directors in accordance with the provisions of ASC 820 and the 1940 Act. Due to the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by our Board may differ significantly from the value that would have been used had a readily available market existed for such investments, and the differences could be material.

Our Board of Directors may from time to time engage an independent valuation firm to provide us with valuation assistance with respect to certain of our portfolio investments on a quarterly basis. We intend to continue to engage an independent valuation firm to provide us with assistance regarding our determination of the fair value of selected portfolio investments each quarter unless directed by the Board of Directors to cancel such valuation services. The scope of the services rendered by an independent valuation firm is at the discretion of the Board of Directors. Our Board of Directors is ultimately and solely responsible for determining the fair value of our investments in good faith.

With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our Board of Directors has approved a multi-step valuation process each quarter, as described below:

(1) our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment;

(2) preliminary valuation conclusions are then documented and discussed with our investment committee;

(3) the valuation committee of the Board of Directors reviews the preliminary valuation of the investment committee and that of the independent valuation firm and responds to the valuation recommendation of the independent valuation firm to reflect any comments, if any, and

(4) the Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of, where applicable, the respective independent valuation firm and the valuation committee.

We adopted ASC 820 on January 1, 2008. ASC 820 establishes a framework for measuring the fair value of the assets and liabilities and outlines a fair value hierarchy which prioritizes the inputs used to measure fair value and the effect of fair value measures on earnings. ASC 820 also enhances disclosure requirements for fair value measurements based on the level within the hierarchy of the information used in the valuation. ASC 820 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value but does not expand the use of fair value in any new circumstances. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

We have categorized all investments recorded at fair value in accordance with ASC 820 based upon the level of judgment associated with the inputs used to measure their fair value. Hierarchical levels, defined by ASC 820 and directly related to the amount of subjectivity associated with the inputs to fair valuation of these assets and liabilities, are as follows:

Level 1—Inputs are unadjusted, quoted prices in active markets for identical assets at the measurement date. The types of assets carried at Level 1 fair value generally are equities listed in active markets.

Level 2—Inputs (other than quoted prices included in Level 1) are either directly or indirectly observable for the asset in connection with market data at the measurement date and for the extent of the instrument’s anticipated life. Fair valued assets that are generally included in this category are warrants held in a public company.

Level 3—Inputs reflect management’s best estimate of what market participants would use in pricing the asset at the measurement date. It includes prices or valuations that require inputs that are both significant to the fair value measurement and unobservable. Generally, assets carried at fair value and included in this category are the debt investments and warrants and equities held in a private company.

Debt Investments

We follow the guidance set forth in ASC 820 which establishes a framework for measuring the fair value of assets and liabilities and outlines a fair value hierarchy which prioritizes the inputs used to measure fair value and the effect of fair value measures on earnings. Our debt securities are primarily invested in equity sponsored technology, life science and clean technology companies. Given the nature of lending to these types of businesses, our investments in these portfolio companies are considered Level 3 assets under ASC 820 because there is no known or accessible market or market indexes for these investment securities to be traded or exchanged.

We apply a procedure that assumes a sale of investment in a hypothetical market to a hypothetical market participant where buyers and sellers are willing participants. The hypothetical market does not include scenarios where the underlying security was simply repaid or extinguished, but includes an exit concept. Under this process, we also evaluate the collateral for recoverability of the debt investments as well as apply all of its historical fair value analysis excluding its interest rate sensitivity analysis, which was replaced by the hypothetical market participant method, as discussed above. We use pricing on recently issued comparable debt securities to determine the baseline hypothetical market yields as of the measurement date. We consider each portfolio company’s credit rating, security liens and other characteristics of the investment to adjust the baseline yield to derive a hypothetical yield for each investment. The anticipated future cash flows from each investment are then discounted at the hypothetical yield to estimate each investment’s fair value as of the measurement date.

Our process includes, among other things, the underlying investment performance, the current portfolio company’s financial condition and market changing events that impact valuation, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date. If there is a significant deterioration of the credit quality of a debt investment, we may consider other factors than those a hypothetical market participant would use to estimate fair value, including the proceeds that would be received in a liquidation analysis.

We record unrealized depreciation on investments when it believes that an investment has decreased in value, including where collection of a loan is doubtful or if under the in exchange premise when the value of a debt security were to be less than amortized cost of the investment. Conversely, where appropriate, we record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and, therefore, that our investment has also appreciated in value or if under the in exchange premise the value of a debt security were to be greater than amortized cost.

When originating a debt instrument, we generally receive warrants or other equity-related securities from the borrower. We determine the cost basis of the warrants or other equity-related securities received based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt and warrants or other equity-related securities received. Any resulting discount on the loan from recordation of the warrant or other equity instruments is accreted into interest income over the life of the loan.

Equity-Related Securities and Warrants

Securities that are traded in the over-the-counter markets or on a stock exchange will be valued at the prevailing bid price at period end. We have a limited number of equity securities in public companies. In accordance with the 1940 Act, unrestricted publicly traded securities for which market quotations are readily available are valued at the closing market quote on the valuation date.

We estimate the fair value of warrants using a Black Scholes pricing model. At each reporting date, privately held warrant and equity related securities are valued based on an analysis of various factors including, but not limited to, the portfolio company’s operating performance and financial condition and general market conditions, price to enterprise value or price to equity ratios, discounted cash flow, valuation comparisons to comparable public companies or other industry benchmarks. When an external event occurs, such as a purchase transaction, public offering, or subsequent equity sale, the pricing indicated by that external event is utilized to corroborate our valuation of the warrant and equity related. We periodically review the valuation of our portfolio companies that have not been involved in a qualifying external event to determine if the enterprise value of the portfolio company may have increased or decreased since the last valuation measurement date.

Income Recognition.

We record interest income on the accrual basis and we recognize it as earned in accordance with the contractual terms of the loan agreement to the extent that such amounts are expected to be collected. Original Issue Discount (“OID”), initially represents the value of detachable equity warrants obtained in conjunction with the acquisition of debt securities and is accreted into interest income over the term of the loan as a yield enhancement. When a loan becomes 90 days or more past due, or if management otherwise does not expect the portfolio company to be able to service its debt and other obligations, we will generally place the loan on non-accrual status and cease recognizing interest income on that loan until all principal has been paid. Any uncollected interest related to prior periods is reversed from income in the period that collection of the interest receivable is determined to be doubtful. However, we may make exceptions to this policy if the investment has sufficient collateral value and is in the process of collection. As of March 31, 2011, we had one portfolio company on non-accrual status with a fair value of zero. There were two loans on non-accrual status with a fair value of approximately $4.0 million as of December 31, 2010.

Paid-In-Kind and End of Term Income.

Contractual paid-in-kind (“PIK”) interest, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term, is generally recorded on the accrual basis to the extent such amounts are expected to be collected. We will generally cease accruing PIK interest if there is insufficient value to support the accrual or we do not expect the portfolio company to be able to pay all principal and interest due. In addition, we may also be entitled to an end-of-term payment that we amortize into income over the life of the loan. To maintain our status as a RIC, PIK and end-of-term income must be paid out to stockholders in the form of dividends even though we have not yet collected the cash. Amounts necessary to pay these dividends may come from available cash or the liquidation of certain investments. For the three-month periods ended March 31, 2011 and 2010, approximately $1.8 million and $1.7 million, respectively, in PIK and end of term income was recorded.

Fee Income.

Fee income, generally collected in advance, includes loan commitment and facility fees for due diligence and structuring, as well as fees for transaction services and management services rendered by us to portfolio companies and other third parties. Loan and commitment fees are amortized into income over the contractual life of the loan. Management fees are generally recognized as income when the services are rendered. Loan origination fees are capitalized and then amortized into interest income using the effective interest rate method. In certain loan arrangements, warrants or other equity interests are received from the borrower as additional origination fees.

We recognize nonrecurring fees amortized over the remaining term of the loan commencing in the quarter relating to specific loan modifications. Certain fees may still be recognized as one-time fees, including prepayment penalties, fees related to select covenant default waiver fees and acceleration of previously deferred loan fees and original issue discount (OID) related to early loan pay-off or material modification of the specific debt outstanding.

Stock-Based Compensation.

We have issued and may, from time to time, issue additional stock options and restricted stock to employees under our 2004 Equity Incentive Plan and Board members under our 2006 Equity Incentive Plan. We follow ASC 718, formally known as FAS 123R “Share-Based Payments” to account for stock options granted. Under ASC 718, compensation expense associated with stock-based compensation is measured at the grant date based on the fair value of the award and is recognized.

Federal Income Taxes.

We intend to operate so as to qualify to be taxed as a RIC under Subchapter M of the Code and, as such, will not be subject to federal income tax on the portion of our taxable income and gains distributed to stockholders. To qualify as a RIC, we are required to distribute at least 90% of our investment company taxable income, as defined by the Code. We are subject to a non-deductible federal excise tax if we do not distribute at least 98% of our taxable income and 98.2% of our capital gain net income for each one year period ending on October 31. At December 31, 2010 and 2009, no excise tax was recorded. At December 31, 2008, we recorded a liability for excise tax of approximately $203,000 on income and capital gains of approximately $5.0 million which was distributed in 2009. Because federal income tax regulations differ from accounting principles generally accepted in the United States, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statement to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Recent Accounting Pronouncement

In January 2010, the FASB issued ASU No. 2010-06, Fair Value Measurements and Disclosures (“ASU 2010-06”), which amends ASC 820 and requires additional disclosure related to recurring and nonrecurring fair value measurements with respect to transfers in and out of Levels 1 and 2 and activity in Level 3 fair value measurements. The update also clarifies existing disclosure requirements related to the level of disaggregation and disclosure about inputs and valuation techniques. ASU 2010-06 is effective for interim and annual periods beginning after December 15, 2009 except for disclosures related to activity in Level 3 fair value measurements which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The Company adopted the requirements of ASU-2010-06 in the fourth quarter of 2009 and its adoption did not have a material effect on our consolidated financial statements.

Subsequent Events

Closed and Pending Commitments

As of May 5, 2011, we have closed commitments of approximately $51.5 million to new and existing portfolio companies, and funded approximately $39.0 million since the close of the first quarter. In addition, we have pending commitments (signed term sheets) of approximately $57.0 million.

The table below summarizes our year-to-date closed and pending commitments as follows:

2011 Closed Commitments and Pending Commitments (dollars in millions)
Closed Commitments, January 1, 2011 - March 31, 2011	$98.0
Closed Commitments, April 1, 2011 - May 5, 2011	51.5

Total 2011 Closed Commitments(a)	149.5
Pending Commitments (as of May 5, 2011)(b)	57.0

Total	$206.5

A.	Not all Closed Commitments result in future cash requirements. Commitments generally fund over the two succeeding quarters from close.
B.	Not all Pending Commitments (signed non-binding term sheets) are expected to close and do not necessarily represent any future cash requirements.

SBA Facility

In April 2011, the Company received approval from the SBA to borrow $25.0 million under a new capital commitment under its second license held by HT III. This commitment allows the Company to borrow to the maximum of $225.0 million under two SBIC licenses, subject to SBA approval.

Convertible Debt Offering

In April 2011, the Company issued and priced $75.0 million in aggregate principle amount of 6.00% convertible senior notes (the “Convertible Senior Notes”) due 2016.

The Convertible Senior Notes mature on April 15, 2016 (the “Maturity Date”), unless previously converted or repurchased in accordance with their terms. The Convertible Senior Notes bear interest at a rate of 6.00% per year payable semiannually in arrears on April 15 and October 15 of each year, commencing on October 15, 2011. The Convertible Senior Notes are the Company’s senior unsecured obligations and rank senior in right of payment to the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the Convertible Senior Notes; equal in right of payment to the Company’s existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of the Company’s secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.

Prior to the close of business on the business day immediately preceding October 15, 2015, holders may convert their Convertible Senior Notes only under certain circumstances set forth in the Indenture. On or after October 15, 2015 until the close of business on the scheduled trading day immediately preceding the Maturity Date, holders may convert their Convertible Senior Notes at any time. Upon conversion, the Company will pay or deliver, as the case may be, at its election, cash, shares of its common stock or a combination of cash and shares of its common stock. The conversion rate will initially be 84.0972 shares of common stock per $1,000 principal amount of Convertible Senior Notes (equivalent to an initial conversion price of approximately $11.89 per share of common stock). The conversion rate will be subject to adjustment in some events but will not be adjusted for any accrued and unpaid interest. In addition, if certain corporate events occur prior to the Maturity Date, the conversion rate will be increased for converting holders.

The Company may not redeem the Convertible Senior Notes prior to maturity. No sinking fund is provided for the Convertible Senior Notes. In addition, if certain corporate events occur in respect of the Company, holders of Convertible Senior Notes may require the Company to repurchase for cash all or part of their Convertible Senior Notes at a repurchase price equal to 100% of the principal amount of the Convertible Senior Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the required repurchase date.

In accounting for the Convertible Senior Notes, the Company estimated that the values of the debt and equity components of the notes were approximately 92.8% and 7.2%, respectively. The original issue discount equal to the estimated equity component of 7.2% of the Convertible Senior Notes will initially be recorded in “capital in excess of par value” in the consolidated statement of assets and liabilities. As a result, the Company will record interest expense comprised of both stated interest expense as well as accretion of the original issue discount resulting in an estimated effective interest rate of approximately 7.9%.

Portfolio Company Developments

In April 2011, two additional portfolio companies, BrightSource Energy, Inc. and Wageworks, Inc., filed their S-1 registration statements to complete their respective IPOs. The pricing range for these two companies is not currently available. In total, as of May 9, 2011, the Company holds investments in five companies in IPO registration. There can be no assurances that these companies will complete their IPOs in a timely manner or at all.

Quantitative and Qualitative Disclosures About Market Risk

We are subject to financial market risks, including changes in interest rates. Interest rate risk is defined as the sensitivity of our current and future earnings to interest rate volatility, variability of spread relationships, the difference in re-pricing intervals between our assets and liabilities and the effect that interest rates may have on our cash flows. Changes in the general level of interest rates can affect our net investment income, which is the difference between the interest income earned on interest earning assets and our interest expense incurred in connection with our interest bearing debt and liabilities. Changes in interest rates can also affect, among other things, our ability to acquire and originate loans and securities and the value of our investment portfolio.

As of March 31, 2011, approximately 88.2% of our portfolio loans were at variable rates or variable rates with a floor and 11.8% of our loans were at fixed rates. Over time additional investments may be at variable rates. We do not currently engage in any hedging activities. However , we may, in the future, hedge against interest rate fluctuations by using standard hedging instruments such as futures, options, and forward contracts. While hedging activities may insulate us against changes in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to our borrowed funds and higher interest rates with respect to our portfolio of investments. Interest rates on our borrowings are based primarily on LIBOR. Borrowings under our SBA program are fixed at the ten year treasury rate every March and September for borrowings of the preceding six months. Borrowings under the program are charged interest based on ten year treasury rates plus a spread and the rates are generally set for a pool of debentures issued by the SBA in three-month periods. The rates of borrowings under the various draws from the SBA beginning in April 2007 and set semiannually in March and September range from 3.22% to 5.73%. In addition, the SBA charges a fee that is set annually, depending on the Federal fiscal year the leverage commitment was delegated by the SBA, regardless of the date that the leverage was drawn by the SBIC. The annual fee related to HT III debentures that pooled on March 29, 2011 was 0.285%. The annual fees related to HT II debentures that pooled on September 22, 2010 were 0.406% and 0.285%, depending upon the year the underlying commitment was closed in. The annual fees on other debentures have been set at 0.906%. The average amount of debentures outstanding for the year ended December 31, 2010 for HT III was approximately $13.9 million with an average interest rate of approximately

3.215%. Interest is payable semiannually and there are no principal payments required on these issues prior to maturity. Debentures under the SBA generally mature ten years after being borrowed. Based on the initial draw down date of April 2007, the initial maturity of SBA debentures will occur in April 2017.

Interest is payable semi-annually and there are no principal payments required on these issues prior to maturity. Debentures under the SBA generally mature ten years after being borrowed. Based on the initial draw down date of April 2007, the initial maturity of SBA debentures will occur in April 2017.

Borrowings under the Wells Facility will generally bear interest at a rate per annum equal to LIBOR plus 3.25% or PRIME plus 2.0%, but not less than 5.0%. The Wells Facility requires the payment of a non-use fee of 0.3% annually. The Wells Facility is collateralized by debt investment in our portfolio companies, and includes an advance rate equal to 50% of eligible loans placed in the collateral pool. The Wells Facility generally requires payment of interest on a monthly basis. All outstanding principal is due upon maturity. There were no borrowings outstanding under this facility at March 31, 2011. The facility expires in August 2011.

Borrowings under the Union Bank Facility will generally bear interest at a rate per annum equal to LIBOR plus 2.25% with a floor of 4.0%, an advance rate of 50% against eligible loans, and secured by loans in the borrowing base. The Union Bank Facility requires the payment of a unused fee of 0.25% annually. The Union Bank Facility is collateralized by debt investments in our portfolio companies, and includes an advance rate equal to 50% of eligible loans placed in the collateral pool. The Union Bank generally requires payment of interest on a monthly basis. All outstanding principal is due upon maturity. There were no outstanding borrowings under this facility at March 31, 2011. In February 2011, the maturity date under the credit facility was extended from May 1, 2011 to July 31, 2011, subject to the same terms and conditions.

Because we currently borrow, and plan to borrow in the future, money to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest the funds borrowed. Accordingly, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income if there is not a corresponding increase in interest income generated by variable rate assets in our investment portfolio.

Disclosure Controls and Procedures

The Company carried out an evaluation, under the supervision and with the participation of its management, including its Chief Executive Officer (principal executive officer) and Chief Financial Officer (principal financial officer), of the effectiveness of the design and operation of these disclosure controls and procedures, as such term is defined in Exchange Act Rules 13a-15(e) and 15d-15(e), as of March 31, 2011. Based on this evaluation, the Chief Executive Officer (principal executive officer) and Chief Financial Officer (principal financial officer) concluded that its disclosure controls and procedures were not effective as of as of March 31, 2011, the end of the period covered by its Quarterly Report on Form 10-Q, due to the material weakness described below involving investment portfolio holdings.

In light of this material weakness, the Company refined its procedures to ensure its financial statements were prepared in accordance with generally accepted accounting principles. The status of the remediation efforts, as discussed below, was regularly reviewed with management and the Company’s Audit Committee of the Board of Directors. The Audit Committee was advised of issues encountered and key decisions reached by management relating to the remediation efforts. Accordingly, management believes that the financial statements included in its Quarterly Report on Form 10-Q and this Registration Statement present fairly in all material respects the Company’s financial condition, results of operations and cash flows for the periods presented.

Changes in Internal Control Over Financial Reporting

As described in Item 9A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, management identified remedial steps that were implemented with respect to a disclosed material weakness. The Company refined its procedures to ensure its financial statements were prepared in accordance with generally accepted accounting principles. During the three month period ended December 31, 2010, and in connection with the year-end audit process, the Company corrected the valuation process to refine its application of ASC 820. The Company applied a new procedure that assumes a sale of an investment in a hypothetical market to a hypothetical market participant where buyers and sellers are willing participants. The hypothetical market does not include scenarios where the underlying security was simply repaid or extinguished, but includes an exit concept. Under the new process, the Company has continued to evaluate the collateral for recoverability of the debt investments as well as apply all of its historical fair value analysis excluding its interest rate sensitivity analysis, which was replaced by the hypothetical market participant method. The Company uses pricing on recently issued comparable debt securities to determine the baseline hypothetical market yields as of the measurement date. The Company considers each portfolio company’s credit rating, security liens and other characteristics of the investment to adjust the baseline yield to derive a hypothetical yield for each investment. The anticipated future cash flows from each investment are then discounted at the hypothetical yield to estimate each investment’s fair value as of the measurement date. The Company has completed its evaluation and testing of these additional processes.

As of March 31, 2011, management has evaluated the remedial action, assessed the operating effectiveness of the remediated controls and concluded that it has remediated the material weakness described above.

In connection with the preparation of the Company’s Consolidated Financial Statements for the three-month period ended March 31, 2011, the Company identified a material weakness in its internal control over financial reporting. A material weakness is a deficiency, or combination of control deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of the registrant’s annual or interim financial statements will not be prevented or detected on a timely basis. In particular, management became aware of matters where existing controls did not operate effectively to detect manual input errors in calculations used, to derive the fair value of some investment portfolio holdings as of the measurement date, thereby impacting reported amounts with respect to investments and net increase (decrease) in unrealized appreciation on investments. This control deficiency could result in misstatements of the aforementioned accounts and disclosures that would result in a material misstatement of the consolidated financial statements that would not be prevented or detected. Because of this material weakness, management concluded that the Company did not maintain effective control over financial reporting as of March 31, 2011. The Company has corrected the valuation process to refine its application of valuation procedures and believes that the Consolidated Financial Statements included in its Quarterly Report and this Registration Statement reflect the fair value of its portfolio investments in all material respects.

Remediation Efforts

The Company has designed its remediation efforts, as outlined below, to address the material weakness identified as of March 31, 2011 and to strengthen its internal control over financial reporting. Beginning in the second quarter of 2011 the Company has implemented the following remediation steps to address the material weakness as it relates to manual input errors in calculations used and to improve its internal control over financial reporting:

•	adding additional layers of review to ensure accuracy, existence and completeness of the number of equity security holdings as of the measurement date;

•	adding additional review steps, particularly surrounding any manually input data, in the calculations used to support the fair value of investments as of the measurement date; and

•	seeking to recruit additional experienced professionals to augment and upgrade its financial staff to address issues of timeliness and completeness in financial reporting.

The Company’s consolidated financial statements for the quarter ended March 31, 2011 reflect the debt, equity and warrant portfolio investment holdings’ fair value. In connection with the preparation of the Company’s Consolidated Financial Statements as of and for the three-month period ended March 31, 2011, the Company recorded additional unrealized depreciation on its investments subsequent to the preparation and review of management’s valuation materials. The Company subsequently evaluated and corrected the error in the affected period, March 31, 2011, in accordance with U.S. generally accepted accounting principles. Management believes that the remediation steps above will enhance the internal control procedures in order to effectively remediate such deficiency in the Company’s internal control processes related to such calculations. In addition, the Company conducted additional reviews of the portfolio investment listing and found no differences to balances previously reported.

BUSINESS

We are a specialty finance company that provides debt and equity growth capital to technology-related companies at various stages of development from seed and emerging growth to expansion and established stages of development, which include select publicly listed companies and lower middle market companies. We primarily finance privately-held companies backed by leading venture capital and private equity firms and also may finance certain select publicly-traded companies that lack access to public capital or are sensitive to equity ownership dilution. We source our investments through our principal office located in Silicon Valley, as well as our additional offices in Boston and Boulder.

We also make investments in qualifying small businesses through two wholly-owned, small business investment company (“SBIC”) subsidiaries, Hercules Technology II, L.P. (“HT II”) and Hercules Technology III, L.P. (“HT III”). As SBICs, HT II and HT III are subject to a variety of regulations concerning, among other things, the size and nature of the companies in which they may invest and the structure of those investments. As of March 31, 2011, we held investments in HT II in 54 companies with a fair value of approximately $158.6 million. HT II’s portfolio companies accounted for approximately 35.6% of our total portfolio at March 31, 2011. As of March 31, 2011, we held investments in HT III in 11 companies with a fair value of approximately $73.5 million. HT III’s portfolio accounted for approximately 16.5% of our total portfolio at March 31, 2011.

Our goal is to be the leading structured debt financing provider of choice for venture capital and private equity-backed technology-related companies requiring sophisticated and customized financing solutions. Our strategy is to evaluate and invest in a broad range of companies active in the technology, clean technology and life-science industries and to offer a full suite of growth capital products up and down the capital structure. We invest primarily in structured debt with warrants and, to a lesser extent, in senior debt and equity investments. We use the term “structured debt with warrants” to refer to any debt investment, such as a senior or subordinated secured loan, that is coupled with an equity component, including warrants, options or rights to purchase common or preferred stock. Our structured debt with warrants investments will typically be secured by select or all of the assets of the portfolio company.

We focus our investments in companies active in the technology industry sub-sectors characterized by products or services that require advanced technologies, including, but not limited to, computer software and hardware, networking systems, semiconductors, semiconductor capital equipment, information technology infrastructure or services, Internet consumer and business services, telecommunications, telecommunications equipment, renewable or alternative energy, media and life sciences. Within the life sciences sub-sector, we generally focus on medical devices, bio-pharmaceutical, drug discovery, drug delivery, health care services and information systems companies. Within the clean technology sub-sector, we focus on sustainable and renewable energy technologies and energy efficiency and monitoring technologies. We refer to all of these companies as “technology-related” companies and intend, under normal circumstances, to invest at least 80% of the value of our assets in such businesses.

Our investment objective is to maximize our portfolio total return by generating current income from our debt investments and capital appreciation from our equity-related investments. Our primary business objectives are to increase our net income, net operating income and net asset value by investing in structured debt with warrants and equity of venture capital and private equity backed technology-related companies with attractive current yields and the potential for equity appreciation and realized gains. Our structured debt investments typically include warrants or other equity interests, giving us the potential to realize equity-like returns on a portion of our investments. Our equity ownership in our portfolio companies may represent a controlling interest. In some cases, we receive the right to make additional equity investments in our portfolio companies in connection with future equity financing rounds. Capital that we provide directly to venture capital and private equity backed technology-related companies is generally used for growth and general working capital purposes as well as in select cases for acquisitions or recapitalizations.

Our portfolio is comprised of, and we anticipate that our portfolio will continue to be comprised of, investments in technology-related companies at various stages of development. Consistent with regulatory requirements, we invest primarily in United States based companies and to a lesser extent in foreign companies. Since 2007, our investing emphasis has been primarily on private companies following or in connection with a subsequent institutional round of equity financing, which we refer to as expansion-stage companies and private companies in later rounds of financing and certain public companies, which we refer to as established-stage companies and lower middle market companies. We have also historically focused our investment activities in private companies following or in connection with the first institutional round of financing, which we refer to as emerging-growth companies.

Current Market Conditions

The global capital markets have experienced a period of disruption as evidenced by a lack of liquidity in the debt capital markets, write-offs in the financial services sector, the re-pricing of credit risk and the failure of certain major financial institutions. Despite actions of the United States federal government and foreign governments, these events contributed to worsening general economic conditions that have materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. While indicators suggest improvement in the capital markets, these conditions could deteriorate in the future. During such market disruptions, we may have difficulty raising debt or equity capital especially as a result of regulatory constraints.

At the same time, the venture capital market for the technology-related companies in which we invest has been active and is continuing to show signs of increased investment activity in 2010 as compared to 2009. Therefore, to the extent we have capital available, we believe this is an opportune time to invest in the structured lending market for technology-related companies. Today’s economy creates potentially new attractive lending opportunities and we believe that the market for technology-related companies in 2011 is improving as evidenced by the improved IPO market in 2010 as compared to the previous two years.

Corporate History and Offices

We are a Maryland Corporation formed in December 2003 that began investment operations in September 2004. We are an internally managed, non-diversified, closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940 Act. As a business development company, we are required to meet various regulatory tests. A business development company is required to invest at least 70% of its total assets in “qualifying assets,” including securities of private and thinly traded public U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. A business development company also must meet a coverage ratio of total net assets to total senior securities, which include all of our borrowings (including accrued interest payable) except for debentures issued by the Small Business Administration, and any preferred stock we may issue in the future, of at least 200% subsequent to each borrowing or issuance of senior securities. See “Regulation”.

From incorporation through December 31, 2005, we were taxed as a corporation under Subchapter C of the Internal Revenue Code of 1986 or as amended (the “Code”). We have elected to be treated for federal income tax purposes as a regulated investment company, or “RIC,” under the Code. In order to continue to qualify as a RIC for federal income tax purposes, we must meet certain requirements, including certain minimum distribution requirements. See “Certain United States Federal Income Tax Considerations.”

Our principal executive offices are located at 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301 and our telephone number is (650) 289-3060. We also have additional offices in Boston, Boulder and Chicago. We maintain a website on the Internet at www.herculestech.com. Information contained in our website is not incorporated by reference into this Prospectus, and you should not consider that information as part of this

Prospectus. Our annual reports on Form 10-K, quarterly reports on Form 10-Q and our current reports on Form 8-K, as well as any amendments to those reports, are available free of charge through our website as soon as reasonably practicable after we file them with the Securities and Exchange Commission (“SEC”). These reports are also available on the SEC’s website at www.sec.gov.

We may acquire a portfolio of investments or sell a portion of our portfolio on an opportunistic basis. We, from time to time, engage in discussions with counterparties in respect of various potential transactions. Some of these transactions could be material to our business. Consummation of any such transaction will be subject to completion of due diligence finalization of key business and financial terms (including price) and negotiation of final definitive documentation as well as a number of other factors and conditions including, without limitation, the approval of our board of directors and required third party consents and, in certain cases, the approval of our stockholders. Accordingly, there can be no assurance that any such transaction would be consummated.

Our Market Opportunity

We believe that technology-related companies compete in one of the largest and most rapidly growing sectors of the U.S. economy and that continued growth is supported by ongoing innovation and performance improvements in technology products as well as the adoption of technology across virtually all industries in response to competitive pressures. We believe that an attractive market opportunity exists for a specialty finance company focused primarily on investments in structured debt with warrants in technology-related companies for the following reasons:

•	Technology-related companies have generally been underserved by traditional lending sources;

•	Unfulfilled demand exists for structured debt financing to technology-related companies as the number of lenders has declined due to the recent financial market turmoil; and

•	Structured debt with warrants products are less dilutive and complement equity financing from venture capital and private equity funds.

Technology-Related Companies are Under served by Traditional Lenders. We believe many viable technology-related companies backed by financial sponsors have been unable to obtain sufficient growth financing from traditional lenders, including financial services companies such as commercial banks and finance companies, particularly due to the recent credit market dislocation and because traditional lenders have continued to consolidate and have adopted a more risk-averse approach to lending. More importantly, we believe traditional lenders are typically unable to underwrite the risk associated with financial sponsor-backed emerging growth or expansion-stage companies effectively.

The unique cash flow characteristics of many technology-related companies include significant research and development expenditures and high projected revenue growth thus often making such companies difficult to evaluate from a credit perspective. In addition, the balance sheets of emerging-growth and expansion-stage companies often include a disproportionately large amount of intellectual property assets, which can be difficult to value. Finally, the speed of innovation in technology and rapid shifts in consumer demand and market share add to the difficulty in evaluating technology-related companies.

Due to the difficulties described above, we believe traditional lenders are generally refraining from entering the structured mezzanine marketplace, instead preferring the risk-reward profile of asset based lending. Traditional lenders generally do not have flexible product offerings that meet the needs of technology-related companies. The financing products offered by traditional lenders typically impose on borrowers many restrictive covenants and conditions, including limiting cash outflows and requiring a significant depository relationship to facilitate rapid liquidation.

Unfulfilled Demand for Structured Debt Financing to Technology-Related Companies. Private debt capital in the form of structured debt financing from specialty finance companies continues to be an important source of funding for technology-related companies. We believe that the level of demand for structured debt financing is a function of the level of annual venture equity investment activity. In the first three months of 2011, venture capital-backed companies received, in approximately 661 transactions, equity financing in an aggregate amount of approximately $6.4 billion, representing a 33.3% increase from the first three months of 2010, as reported by Dow Jones VentureSource. In addition, overall, the median round size in the first three months of 2011 was approximately $5.0 million, up from $4.5 million in 2010. We believe the larger number of companies provides us a greater opportunity to provide debt financing to these venture backed companies. Overall, seed and first-round deals made up 40% of the deal flow in the first three months of 2011, and later-stage deals made up roughly 40% of all capital invested.

We believe that demand for structured debt financing is currently underserved, in part because of the credit market collapse in 2008 and the resulting exit of debt capital providers to technology-related companies during 2008 and 2009. The venture capital market for the technology-related companies in which we invest has been active and is continuing to show signs of increased investment activity in 2011. In addition, lending requirements of traditional lenders have become more stringent due to the significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated market and the financial turmoil affecting the banking system and financial market, which have negatively impacted the debt and equity capital market in the United States and most other markets. At the same time, the venture capital market for the technology-related companies in which we invest has continued to be active. Therefore, to the extent we have capital available, we believe this is an opportune time to be active in the structured lending market for technology-related companies.

Structured Debt with Warrants Products Complement Equity Financing From Venture Capital and Private Equity Funds. We believe that technology-related companies and their financial sponsors will continue to view structured debt securities as an attractive source of capital because it augments the capital provided by venture capital and private equity funds. We believe that our structured debt with warrants product provides access to growth capital that otherwise may only be available through incremental investments by existing equity investors. As such, we provide portfolio companies and their financial sponsors with an opportunity to diversify their capital sources. Generally, we believe technology-related companies at all stages of development target a portion of their capital to be debt in an attempt to achieve a higher valuation through internal growth. In addition, because financial sponsor-backed companies have reached a more mature stage prior to reaching a liquidity event, we believe our investments could provide the debt capital needed to grow or recapitalize during the extended period prior to liquidity events.

Our Business Strategy

Our strategy to achieve our investment objective includes the following key elements:

Leverage the Experience and Industry Relationships of Our Management Team and Investment Professionals. We have assembled a team of experienced investment professionals with extensive experience as venture capitalists, commercial lenders, and originators of structured debt and equity investments in technology-related companies. Our investment professionals have, on average, more than 15 years of experience as equity investors in, and/or lenders to, technology-related companies. In addition, at Hercules, our team members have originated structured debt, debt with warrants and equity investments in over 150 technology-related companies, representing over $2.2 billion in commitments from inception to March 31, 2011, and have developed a network of industry contacts with investors and other participants within the venture capital and private equity communities. In addition, members of our management team also have operational, research and development and finance experience with technology-related companies. We have established contacts with leading venture capital and private equity fund sponsors, public and private companies, research institutions and other industry participants, which should enable us to identify and attract well-positioned prospective portfolio companies.

We concentrate our investing activities generally in industries in which our investment professionals have investment experience. We believe that our focus on financing technology-related companies will enable us to leverage our expertise in structuring prospective investments, to assess the value of both tangible and intangible assets, to evaluate the business prospects and operating characteristics of technology-related companies and to identify and originate potentially attractive investments with these types of companies.

Mitigate Risk of Principal Loss and Build a Portfolio of Equity-Related Securities. We expect that our investments have the potential to produce attractive risk adjusted returns through current income, in the form of interest and fee income, as well as capital appreciation from equity-related securities. We believe that we can mitigate the risk of loss on our debt investments through the combination of loan principal amortization, cash interest payments, relatively short maturities, security interests in the assets of our portfolio companies, and on select investment covenants requiring prospective portfolio companies to have certain amounts of available cash at the time of our investment and the continued support from a venture capital or private equity firm at the time we make our investment.

Historically our structured debt investments to technology-related companies, typically include warrants or other equity interests, giving us the potential to realize equity-like returns on a portion of our investment. In addition, in some cases, we receive the right to make additional equity investments in our portfolio companies in connection with future equity financing rounds. We believe these equity interests will create the potential for meaningful long-term capital gains in connection with the future liquidity events of these technology-related companies.

Provide Customized Financing Complementary to Financial Sponsors’ Capital. We offer a broad range of investment structures and possess expertise and experience to effectively structure and price investments in technology-related companies. Unlike many of our competitors that only invest in companies that fit a specific set of investment parameters, we have the flexibility to structure our investments to suit the particular needs of our portfolio companies. We offer customized financing solutions ranging from senior debt to equity capital, with a focus on structured debt with warrants.

We use our relationships in the financial sponsor community to originate investment opportunities. Because venture capital and private equity funds typically invest solely in the equity securities of their portfolio companies, we believe that our debt investments will be viewed as an attractive and complimentary source of capital, both by the portfolio company and by the portfolio company’s financial sponsor. In addition, we believe that many venture capital and private equity fund sponsors encourage their portfolio companies to use debt financing for a portion of their capital needs as a means of potentially enhancing equity returns, minimizing equity dilution and increasing valuations prior to a subsequent equity financing round or a liquidity event.

Invest at Various Stages of Development. We provide growth capital to technology-related companies at all stages of development, from emerging-growth companies, to expansion-stage companies and established-stage companies, including select publicly listed companies and lower middle market companies. We believe that this provides us with a broader range of potential investment opportunities than those available to many of our competitors, who generally focus their investments on a particular stage in a company’s development. Because of the flexible structure of our investments and the extensive experience of our investment professionals, we believe we are well positioned to take advantage of these investment opportunities at all stages of prospective portfolio companies’ development.

Benefit from Our Efficient Organizational Structure. We believe that the perpetual nature of our corporate structure enables us to be a long-term partner for our portfolio companies in contrast to traditional mezzanine and investment funds, which typically have a limited life. In addition, because of our access to the equity markets, we believe that we may benefit from a lower cost of capital than that available to private investment funds. We are not subject to requirements to return invested capital to investors nor do we have a finite investment horizon. Capital providers that are subject to such limitations are often required to seek a liquidity event more quickly than they otherwise might, which can result in a lower overall return on an investment.

Deal Sourcing Through Our Proprietary Database. We have developed a proprietary and comprehensive structured query language-based (SQL) database system to track various aspects of our investment process including sourcing, originations, transaction monitoring and post-investment performance. As of March 31, 2011, our proprietary SQL-based database system included over 20,000 technology-related companies and approximately 4,800 venture capital, private equity sponsors/investors, as well as various other industry contacts. This proprietary SQL system allows us to maintain, cultivate and grow our industry relationships while providing us with comprehensive details on companies in the technology-related industries and their financial sponsors.

Our Investments and Operations

We principally invest in debt securities and, to a lesser extent, equity securities, with a particular emphasis on structured debt with warrants.

We generally seek to invest in companies that have been operating for at least six to 12 months prior to the date of our investment. We anticipate that such entities may, at the time of investment, be generating revenues or will have a business plan that anticipates generation of revenues within 24 to 48 months. Further, we anticipate that on the date of our investment we will generally obtain a lien on available assets, which may or may not include intellectual property, and these companies will have sufficient cash on their balance sheet to operate as well as potentially amortize their debt for at least three to nine months following our investment. We generally require that a prospective portfolio company, in addition to having sufficient capital to support leverage, demonstrate an operating plan capable of generating cash flows or raising the additional capital necessary to cover its operating expenses and service its debt, for an additional six to 12 months subject to market conditions.

We expect that our investments will generally range from $1.0 million to $25.0 million. We typically structure our debt securities to provide for amortization of principal over the life of the loan, but may include an interest-only period of three to 12 months for emerging growth and expansion-stage companies and longer for established-stage companies. Our loans will be collateralized by a security interest in the borrower’s assets, although we may not have the first claim on these assets and the assets may not include intellectual property. Our debt investments carry fixed or variable contractual interest rates which generally ranged from PRIME to 18% as of March 31, 2011. As of March 31, 2011, 88.2% of our loans were at variable rates or variable rates with a floor and 11.8% of the loans were at fixed rates. In addition to the cash yields received on our loans, in some instances, certain loans may also include any of the following: end of term payments, exit fees, balloon payment fees, success fees, payment-in-kind (“PIK”) provisions or prepayment fees, which we may be required to include in income prior to receipt. We also generate revenue in the form of commitment and facility fees.

In addition, the majority of our venture capital-backed companies structured debt investments generally have equity enhancement features, typically in the form of warrants or other equity-related securities designed to provide us with an opportunity for potential capital appreciation. The warrants typically will be immediately exercisable upon issuance and generally will remain exercisable for the lesser of five to seven years or one to three years after completion of an initial public offering. The exercise prices for the warrants varies from nominal exercise prices to exercise prices that are at or above the current fair market value of the equity for which we receive warrants. We may structure warrants to provide minority rights provisions or on a very select basis put rights upon the occurrence of certain events. We generally target a total annualized return (including interest, fees and value of warrants) of 12% to 25% for our debt investments.

Typically, our structured debt and equity investments take one of the following forms:

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Structured debt with warrants. We seek to invest a majority of our assets in structured debt with warrants of prospective portfolio companies. Traditional “mezzanine” debt is a layer of high-coupon financing between debt and equity that most commonly takes the form of subordinated debt coupled with warrants, combining the cash flow and risk characteristics of both senior debt and equity. However, our investments in structured debt with warrants may be the only debt capital on the balance sheet of our portfolio companies, and in many cases we have a first priority security interest in all of our portfolio company’s assets, or in certain investments we may have a negative pledge on intellectual property. Our structured debt with warrants typically have maturities of between two and seven years, with full amortization after an interest only period for emerging-growth or expansion-stage companies and longer deferred amortization for select established-stage companies. Our structured debt with warrants generally carry a contractual interest rate between PRIME and 18% and may include an additional end-of-term payment or PIK (“Paid in Kind”), and are in an amount between $1.0 million and $25.0 million. In most cases we collateralize our investments by obtaining security interests in our portfolio companies’ assets, which may include their intellectual property. In other cases we may prohibit a company from pledging or otherwise encumbering their intellectual property. We may structure our structured debt with warrants with restrictive affirmative and negative covenants, default penalties, prepayment penalties, lien protection, equity calls, change-in-control provisions or board observation rights.

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Senior Debt. We seek to invest a limited portion of our assets in senior debt. Senior debt may be collateralized by accounts receivable and/or inventory financing of prospective portfolio companies. Senior debt has a senior position with respect to a borrower’s scheduled interest and principal payments and holds a first priority security interest in the assets pledged as collateral. Senior debt also may impose covenants on a borrower with regard to cash flows and changes in capital structure, among other items. We generally collateralize our investments by obtaining security interests in our portfolio companies’ assets, which may include their intellectual property. In other cases we may obtain a negative pledge covering a company’s intellectual property. Our senior loans, in certain instances, may be tied to the financing of specific assets. In connection with a senior debt investment, we may also provide the borrower with a working capital line-of-credit that will carry an interest rate ranging from Prime or LIBOR plus a spread with a floor, generally maturing in one to three years, and will be secured by accounts receivable and/or inventory.

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Equipment Loans. We intend to invest a limited portion of our assets in equipment-based loans to early-stage prospective portfolio companies. Equipment-based loans are secured by a first priority security interest in only the specific assets financed. These loans are generally for amounts up to $3.0 million, carry a contractual interest rate between PRIME and PRIME plus 10%, and have an average term between three and four years. Equipment loans may also include end of term payments.

•

Equity-Related Securities. The equity-related securities we hold consist primarily of warrants or other equity interests generally obtained in connection with our structured debt investments. In addition to the warrants received as a part of a structured debt financing, we typically receive the right to make equity investments in a portfolio company in connection with that company’s next round of equity financing. We may also on certain debt investments have the right to convert a portion of the debt investment into equity. These rights will provide us with the opportunity to further enhance our returns over time through opportunistic equity investments in our portfolio companies. These equity-related investments are typically in the form of preferred or common equity and may be structured with a dividend yield, providing us with a current return, and with customary anti-dilution protection and preemptive rights. In the future, we may achieve liquidity through a merger or acquisition of a portfolio company, a public offering of a portfolio company’s stock or by exercising our right, if any, to require a portfolio company to buy back the equity-related securities we hold. We may also make stand alone direct equity investments into portfolio companies in which we may not have any debt investment in the company. As of March 31, 2011, we held equity interests in 40 portfolio companies.

A comparison of the typical features of our various investment alternatives is set forth in the chart below.

	Structured Debt with Warrants	Senior Debt	Equipment Loans	Equity-Related Securities
Typical Structure	Term debt with warrants	Term or revolving debt	Term debt with warrants	Preferred stock or common stock
Investment Horizon	Long term, ranging from 2 to 7 years, with an average of 3 years	Usually under 3 years	Ranging from 3 to 4 years	Ranging from 3 to 7 years
Ranking/Security	Senior secured, either first out or last out second lien	Senior/First lien	Secured only by underlying equipment	None/unsecured
Covenants	Less restrictive; Mostly financial; Maintenance-based	Generally borrowing base and financial	None	None
Risk Tolerance	Medium/High	Low	High	High
Coupon/Dividend	Cash pay—fixed and floating rate; Payment-in-kind in limited cases	Cash pay—floating or fixed rate	Cash pay-floating or fixed rate and may include Payment-in-kind	Generally none
Customization or Flexibility	More flexible	Little to none	Little to none	Flexible
Equity Dilution	Low to medium	None to low	Low	High

Investment Criteria

We have identified several criteria, among others, that we believe are important in achieving our investment objective with respect to prospective portfolio companies. These criteria, while not inclusive, provide general guidelines for our investment decisions.

Portfolio Composition. While we generally focus our investments in venture capital and private equity-backed technology-related companies, we seek to diversify across various financial sponsors as well as across various stages of companies’ development and various technology industry sub-sectors and geographies. During 2010, we began increasing our investments in lower middle market companies that may be or are approaching an operational level where they are EBITDA positive and possibly cash flow positive thereby decreasing their reliance on additional venture capital or private equity investments. At March 31, 2011, our investments in lower middle market companies accounted for approximately 30% of our total investments.

Continuing Support from One or More Financial Sponsors. We generally invest in companies in which one or more established financial sponsors have previously invested and continue to make a contribution to the management of the business. We believe that having established financial sponsors with meaningful commitments to the business is a key characteristic of a prospective portfolio company. In addition, we look for representatives of one or more financial sponsors to maintain seats on the Board of Directors of a prospective portfolio company as an indication of such commitment.

Company Stage of Development. While we invest in companies at various stages of development, we generally require that prospective portfolio companies be beyond the seed stage of development and generally have received or anticipate to have commitments for their first institutional round of equity financing for early stage companies. Starting in 2008, we began shifting our focus to expansion and established-stage companies that have revenues or significant anticipated revenue growth. We expect a prospective portfolio company to demonstrate progress in its product development or demonstrate a path towards revenue generation or increase its revenues and operating cash flow over time. The anticipated growth rate of a prospective portfolio company is a key factor in determining the value that we ascribe to any warrants or other equity securities that we may acquire in connection with an investment in debt securities.

Operating Plan. We generally require that a prospective portfolio company, in addition to having potential access to capital to support leverage, demonstrate an operating plan capable of generating cash flows or the ability to potentially raise the additional capital necessary to cover its operating expenses and service its debt for a specific period. Specifically, we require that a prospective portfolio company demonstrate at the time of our proposed investment that it has cash on its balance sheet, or is in the process of completing a financing so that it will have cash on its balance sheet, sufficient to support its operations for a minimum of three to nine months.

Security Interest. In many instances we seek a first priority security interest in all of the portfolio company’s tangible and intangible assets as collateral for our debt investment, subject in some cases to permitted exceptions. In other cases we may obtain a negative pledge prohibiting a company from pledging or otherwise encumbering their intellectual property. Although we do not intend to operate as an asset-based lender, the estimated liquidation value of the assets, if any, collateralizing the debt securities that we hold is an important factor in our credit analysis and subject to assumptions that may change over the life of the investment especially when attempting to estimate the value of intellectual property. We generally evaluate both tangible assets, such as accounts receivable, inventory and equipment, and intangible assets, such as intellectual property, customer lists, networks and databases.

Covenants. Our investments may include one or more of the following covenants; cross-default, or material adverse change provisions, require the portfolio company to provide periodic financial reports and operating metrics and will typically limit the portfolio company’s ability to incur additional debt, sell assets, dividend recapture, engage in transactions with affiliates and consummate an extraordinary transaction, such as a merger or recapitalization without our consent. In addition, we may require other performance or financial based covenants, as we deem appropriate.

Exit Strategy. Prior to making a debt investment that is accompanied by an equity-related security in a prospective portfolio company, we analyze the potential for that company to increase the liquidity of its equity through a future event that would enable us to realize appreciation in the value of our equity interest. Liquidity events may include an initial public offering, a private sale of our equity interest to a third party, a merger or an acquisition of the company or a purchase of our equity position by the company or one of its stockholders.

Investment Process

We have organized our management team around the four key elements of our investment process:

•	Origination;

•	Underwriting;

•	Documentation; and

•	Loan and Compliance Administration.

Our investment process is summarized in the following chart:

Origination

The origination process for our investments includes sourcing, screening, preliminary due diligence and deal structuring and negotiation, all leading to an executed non-binding term sheet. Our investment origination team, which consists of approximately 26 investment professionals, is headed by our Senior Managing Directors of Technology and Life Science, and our Chief Executive Officer. The origination team is responsible for sourcing potential investment opportunities and members of the investment origination team use their extensive relationships with various leading financial sponsors, management contacts within technology-related companies, trade sources, technology conferences and various publications to source prospective portfolio companies. Our investment origination team is divided into middle market, technology and life sciences sub-teams to better source potential portfolio companies.

In addition, we have developed a proprietary and comprehensive SQL-based database system to track various aspects of our investment process including sourcing, originations, transaction monitoring and post-investment performance. As of March 31, 2011, our proprietary SQL-based database system included over 20,000 technology-related companies and approximately 4,800 venture capital private equity sponsors/investors, as well as various other industry contacts. This proprietary SQL system allows our origination team to maintain, cultivate and grow our industry relationships while providing our origination team with comprehensive details on companies in the technology-related industries and their financial sponsors.

If a prospective portfolio company generally meets certain underwriting criteria, we perform preliminary due diligence, which may include high level company and technology assessments, evaluation of its financial sponsors’ support, market analysis, competitive analysis, identify key management, risk analysis and transaction size, pricing, return analysis and structure analysis. If the preliminary due diligence is satisfactory, and the origination team recommends moving forward, we then structure, negotiate and execute a non-binding term sheet with the potential portfolio company. Upon execution of a term sheet, the investment opportunity moves to the underwriting process to complete formal due diligence review and approval.

Underwriting

The underwriting review includes formal due diligence and approval of the proposed investment in the portfolio company.

Due Diligence. Our due diligence on a prospective investment is typically completed by two or more investment professionals whom we define as the underwriting team. The underwriting team for a proposed investment consists of the deal sponsor who typically possesses general industry knowledge and is responsible for originating and managing the transaction, other investment professional(s) who perform due diligence, credit and corporate financial analyses and, as needed, our Chief Legal Officer and other legal professionals. To ensure consistent underwriting, we generally use our standardized due diligence methodologies, which include due diligence on financial performance and credit risk as well as an analysis of the operations and the legal and applicable regulatory framework of a prospective portfolio company. The members of the underwriting team work together to conduct due diligence and understand the relationships among the prospective portfolio company’s business plan, operations and financial performance.

As part of our evaluation of a proposed investment, the underwriting team prepares an investment memorandum for presentation to the investment committee. In preparing the investment memorandum, the underwriting team typically interviews with select key management of the company and select financial sponsors and assembles information necessary to the investment decision. If and when appropriate, the investment professionals may also contact industry experts and customers, vendors or, in some cases, competitors of the company.

Approval Process. The sponsoring managing director or principal presents the investment memorandum to our investment committee for consideration. The approval of a majority of our investment committee and an affirmative vote by our Chief Executive Officer is required before we proceed with any investment. The members of our investment committee are our Chief Executive Officer, our Chief Legal Officer, our Chief Financial Officer, our Chief Credit Officer and the Senior Managing Directors of Technology and Life Science. The investment committee generally meets weekly and more frequently on an as-needed basis. The Senior Managing Directors abstain from voting with respect to investments they originate.

Documentation

Our documentation group, headed by our Chief Legal Officer, administers the front-end documentation process for our investments. This group is responsible for documenting the term sheet approved by the investment committee to memorialize the transaction with a prospective portfolio company. This group negotiates loan documentation and, subject to the approval of the Chief Legal Officer and/or the Associate General Counsel, final documents are prepared for execution by all parties. The documentation group generally uses the services of external law firms to complete the necessary documentation.

Loan and Compliance Administration

Our loan and compliance administration group, headed by our Chief Financial Officer and Senior Credit Officer, administers loans and tracks covenant compliance, if applicable, of our investments and oversees periodic reviews of our critical functions to ensure adherence with our internal policies and procedures. After funding of a loan in accordance with the investment committee’s approval, the loan is recorded in our loan administration software and our SQL-based database system. The loan and compliance administration group is also responsible for ensuring timely interest and principal payments and collateral management as well as advising the investment committee on the financial performance and trends of each portfolio company, including any covenant violations that occur, to aid us in assessing the appropriate course of action for each portfolio company and evaluating overall portfolio quality. In addition, the loan and compliance administration group advises the investment committee and the Valuation Committee of our Board of Directors, accordingly, regarding the credit and investment grading for each portfolio company as well as changes in the value of collateral that may occur.

The loan and compliance administration group monitors our portfolio companies in order to determine whether the companies are meeting our financing criteria and their respective business plans and also monitors the financial trends of each portfolio company from its monthly or quarterly financial statements to assess the appropriate course of action for each company and to evaluate overall portfolio quality. In addition, our management team closely monitors the status and performance of each individual company through our SQL-based database system and periodic contact with our portfolio companies’ management teams and their respective financial sponsors.

Credit and Investment Grading System. Our loan and compliance administration group uses an investment grading system to characterize and monitor our outstanding loans. Our loan and compliance administration group monitors and, when appropriate, recommends changes to investment grading. Our investment committee reviews the recommendations and/or changes to the investment grading, which are submitted on a quarterly basis to the Valuation Committee and our Board of Directors for approval.

From time to time, we will identify investments that require closer monitoring or become workout assets. We develop a workout strategy for workout assets and our investment committee monitors the progress against the strategy. We will incur losses from our investing activities, however, we work with our troubled portfolio companies in order to recover as much of our investments as is practicable, including possibly taking control of the portfolio company. There can be no assurance that principal will be recovered.

We use the following investment grading system approved by our Board of Directors:

Grade 1.	Loans involve the least amount of risk in our portfolio. The borrower is performing above expectations, and the trends and risk profile is generally favorable.

Grade 2.	The borrower is performing as expected and the risk profile is neutral to favorable. All new loans are initially graded 2.

Grade 3.	The borrower may be performing below expectations, and the loan’s risk has increased materially since origination. We increase procedures to monitor a borrower that may have limited amounts of cash remaining on the balance sheet, is approaching its next equity capital raise within the next three to six months, or if the estimated fair value of the enterprise may be lower than when the loan was originated. We will generally lower the loan grade to a level 3 even if the company is performing in accordance to plan as it approaches the need to raise additional cash to fund its operations. Once the borrower closes its new equity capital raise, we may increase the loan grade back to grade 2.

Grade 4.	The borrower is performing materially below expectations, and the loan risk has substantially increased since origination. Loans graded 4 may experience some partial loss or full return of principal but are expected to realize some loss of interest which is not anticipated to be repaid in full, which, to the extent not already reflected, may require the fair value of the loan to be reduced to the amount we anticipate will be recovered. Grade 4 investments are closely monitored.

Grade 5.	The borrower is in workout, materially performing below expectations and a significant risk of principal loss is probable. Loans graded 5 will experience some partial principal loss or full loss of remaining principal outstanding is expected. Grade 5 loans will require the fair value of the loans be reduced to the amount, if any, we anticipate will be recovered.

At March 31, 2011, our investments had a weighted average investment grading of 2.44.

Managerial Assistance

As a business development company, we are required to offer, and provide upon request, managerial assistance to our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may receive fees for these services.

Competition

Our primary competitors provide financing to prospective portfolio companies and include non-bank financial institutions, federally or state chartered banks, venture debt funds, financial institutions, venture capital funds, private equity funds, investment funds and investment banks. Many of these entities have greater financial and managerial resources than we have, and the 1940 Act imposes certain regulatory restrictions on us as a business development company to which many of our competitors are not subject. However, we believe that few of our competitors possess the expertise to properly structure and price debt investments to venture capital and private equity backed technology-related companies. We believe that our specialization in financing technology-related companies will enable us to determine a range of potential values of intellectual property assets, evaluate the business prospects and operating characteristics of prospective portfolio companies and, as a result, identify investment opportunities that produce attractive risk-adjusted returns. For additional information concerning the competitive risks we face, see “Risk Factors—Risks Related to our Business Structure and Current Economic and Market Conditions—We operate in a highly competitive market for investment opportunities, and we may not be able to compete effectively.”

Corporate Structure

We are a Maryland corporation and an internally-managed, non-diversified, closed-end investment company that has elected to be regulated as a business development company under the 1940 Act. Hercules Technology II, L.P. (“HT II”) and Hercules Technology III, L.P. (“HT III”), our wholly-owned subsidiaries, are licensed under the Small Business Investment Act of 1958 as SBICs. Hercules Technology SBIC Management, LLC (“HTM”), another wholly-owned subsidiary, serves as the general partner of HT II and HT III. We also use wholly owned subsidiaries, all of which are structured as Delaware corporations and limited liability companies, to permit us to hold portfolio companies organized as limited liability companies, or LLCs, (or other forms of pass-through entities) and still satisfy the RIC tax requirement that at least 90% of our gross income for income tax purposes is investment income. Our wholly owned subsidiary, Hercules Funding II, LLC, functions as a vehicle to collateralize loans under our securitized facility with Wells Fargo Capital Finance.

Our principal executive offices are located at 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301. We also have offices in Boston, Massachusetts and Boulder, Colorado.

Employees

As of March 31, 2011, we had 45 employees, including 26 investment and portfolio management professionals all of whom have extensive experience working on financing transactions for technology-related companies.

PORTFOLIO COMPANIES

(dollars in thousands)

The following tables set forth certain information as of March 31, 2011 regarding each portfolio company in which we had a debt or equity investment. The general terms of our loans and other investments are described in “Business—Our Investments.” We offer to make available significant managerial assistance to our portfolio companies. In addition, we may receive rights to observe the Board of Directors’ meetings of our portfolio companies.

Portfolio Company	Industry	Type of Investment(1)	Percentage of Class Held on a Fully Diluted Basis(8)	Principal Amount	Cost(2)	Value(3)
Acceleron Pharmaceuticals, Inc.	Drug Discovery	Preferred Stock Warrants	0.50%		$69	$601
149 Sidney Street		Preferred Stock Warrants	0.13%		35	128
Cambridge, MA 02139		Preferred Stock Warrants	0.05%		39	59
		Preferred Stock	0.86%		1,341	1,693

Total Acceleron Pharmaceuticals, Inc.					1,484	2,481

Anthera Pharmaceuticals inc.	Drug Discovery	Senior Debt
6160 Stoneridge Mall Road, Ste 330 Pleasanton, CA 94588		Matures September 2014 Interest rate Prime + 7.3% or Floor rate of 10.55%		$25,000	23,786	23,786
		Common Stock Warrants	0.53%		541	571
		Common Stock Warrants	0.44%		443	467

Total Anthera Pharmaceuticals inc.					24,770	24,824

Aveo Pharmaceuticals, Inc.	Drug Discovery	Senior Debt
75 Sidney Street 4th Floor Cambridge, MA 02139		Matures September 2013 Interest rate Prime + 7.15% or Floor rate of 11.9%		$25,000	26,186	26,728
		Preferred Stock Warrants	0.30%		190	530
		Preferred Stock Warrants	0.07%		104	128
		Preferred Stock Warrants	0.02%		24	46
		Preferred Stock Warrants	0.24%		288	650
		Preferred Stock Warrants	0.19%		236	532

Total Aveo Pharmaceuticals, Inc.					27,028	28,614

Dicerna Pharmaceuticals, Inc.	Drug Discovery	Senior Debt
480 Arsenal Street Bldg 1, Suite 120 Watertown, MA 02472		Matures July 2012 Interest rate Prime + 9.20% or Floor rate of 12.95%		$4,020	4,042	4,083
		Preferred Stock Warrants	0.81%		206	161
		Preferred Stock Warrants	0.13%		31	29
		Preferred Stock Warrants	0.09%		28	23
		Preferred Stock	0.90%		503	503

Total Dicerna Pharmaceuticals, Inc.					4,810	4,799

EpiCept Corporation	Drug Discovery	Common Stock Warrants	0.46%		4	71
777 Old Saw Mill River Road Tarrytown, NY 10591		Common Stock Warrants	0.04%		40	6

Total EpiCept Corporation					44	77

Horizon Therapeutics, Inc.	Drug Discovery	Preferred Stock Warrants	0.31%		231	57
1033 Skokie Boulevard, Suite 355 Northbrook, IL 60062

Total Horizon Therapeutics, Inc.					231	57

Portfolio Company	Industry	Type of Investment(1)	Percentage of Class Held on a Fully Diluted Basis(8)	Principal Amount	Cost(2)	Value(3)
Inotek Pharmaceuticals Corp.	Drug Discovery	Preferred Stock	1.08%		$1,500	$—
33 Hayden Avenue, 2nd Floor Lexington, MA 02421

Total Inotek Pharmaceuticals Corp.					1,500	—

Merrimack Pharmaceuticals, Inc.	Drug Discovery	Preferred Stock Warrants	0.34%		155	139
One Kendall Square Building 700, 2nd Floor Cambridge, MA 02139		Preferred Stock	0.61%		2,000	1,497

Total Merrimack Pharmaceuticals, Inc.					2,155	1,636

Paratek Pharmaceuticals, Inc.	Drug Discovery	Preferred Stock Warrants	0.52%		137	94
75 Kneeland Street Boston, MA 02111		Preferred Stock	0.61%		1,000	1,000

Total Paratek Pharmaceuticals, Inc.					1,137	1,094

PolyMedix, Inc.	Drug Discovery	Senior Debt
170 N. Radnor Chester Road Suite 300 Radnor, PA 19087		Matures September 2013 Interest rate Prime + 7.1% or Floor rate of 12.35%		$9,224	8,893	9,170
		Preferred Stock Warrants	0.77%		480	167

Total PolyMedix, Inc.					9,373	9,337

Portola Pharmaceuticals, Inc.	Drug Discovery	Senior Debt
270 E Grand Avenue South San Francisco, CA 94080		Matures April 2011 Interest rate Prime + 2.16%		$416	791	791
		Preferred Stock Warrants	0.35%		152	533

Total Portola Pharmaceuticals, Inc.					943	1,324

Total Drug Discovery (18.41%)*					73,475	74,243

Affinity Videonet, Inc.	Communications	Preferred Stock Warrants	4.45%		102	169
1641 California, 3rd Floor	& Networking
Denver, CO 80202

Total Affinity Videonet, Inc.					102	169

E-band Communications, Corp.(6)	Communications	Preferred Stock	11.00%		2,880	2,032
10095 Scripps Ranch Ct. Suite A.	& Networking
San Diego, CA 92131

Total E-Band Communications, Corp.					2,880	2,032

IKANO Communications, Inc.	Communications	Preferred Stock Warrants	1.37%		45	—
124 N. Charles Lindbergh	& Networking	Preferred Stock Warrants	2.08%		72	—
Salt Lake City, UT 84111

Total IKANO Communications, Inc.					117	—

Intelepeer, Inc.	Communications	Senior Debt
2855 Campus Drive, Suite 450	& Networking	Matures May 2013
San Mateo, CA 94404		Interest rate Prime + 8.125%		$7,271	7,137	7,094
		Preferred Stock Warrants	0.33%		102	103

Total Intelepeer, Inc.					7,239	7,197

Neonova Holding Company	Communications
1000 Perimeter Park Drive, Suite K Morrisville, NC 27560	& Networking	Preferred Stock Warrants	1.37%		94	14
		Preferred Stock	1.52%		250	165

Total Neonova Holding Company					344	179

Portfolio Company	Industry	Type of Investment(1)	Percentage of Class Held on a Fully Diluted Basis(8)	Principal Amount	Cost(2)	Value(3)
Opsource, Inc.	Communications
5201 Great America Parkway Suite 120 Santa Clara, CA 95054	& Networking	Preferred Stock Warrants	0.58%		$223	$21

Total Opsource, Inc.					223	21

Pac-West Telecomm, Inc.	Communications	Senior Debt
555 12th Street Suite 250 Oakland, CA 94607	& Networking	Matures April 2013 Interest rate Prime + 7.5% or Floor rate of 11.50%		$4,500	4,175	4,138
		Preferred Stock Warrants	0.78%		121	138

Total Pac-West Telecomm, Inc.					4,296	4,276

PeerApp, Inc.	Communications	Senior Debt
375 Elliot Street, Suite 150K Newton Upper Falls, MA 02464	& Networking	Matures April 2013 Interest rate Prime + 7.5% or Floor rate of 11.50%		$2,638	2,610	2,582
		Preferred Stock Warrants	0.50%		61	61

Total PeerApp, Inc.					2,671	2,643

Peerless Network, Inc.	Communications
200 S. Wacker Drive, Suite 3100 Chicago, IL 60606	& Networking	Preferred Stock Warrants	0.27%		95	123
		Preferred Stock	2.03%		1,000	1,280

Total Peerless Network, Inc.					1,095	1,403

Ping Identity Corporation	Communications
1099 18th Street, Suite 2950 Denver, CO 80202	& Networking	Preferred Stock Warrants	0.93%		52	2

Total Ping Identity Corporation					52	2

Purcell Systems, Inc.	Communications
16125 East Euclid Avenue	& Networking	Preferred Stock Warrants	1.17%		123	301
Spokane, WA 99216

Total Purcell Systems, Inc.					123	301

Seven Networks, Inc.	Communications
2100 Seaport Blvd, Suite 100	& Networking	Preferred Stock Warrants	0.89%		174	—
Redwood City, CA 94063

Total Seven Networks, Inc.					174	—

Stoke, Inc.(4)	Communications	Senior Debt
5403 Betsy Ross Drive Santa Clara, CA 94043	& Networking	Matures May 2013 Interest rate Prime + 7.0% or Floor rate of 10.25%		$3,865	3,770	3,798
		Preferred Stock Warrants	0.24%		53	199
		Preferred Stock Warrants	0.11%		65	127
		Preferred Stock	0.23%		500	500

Total Stoke, Inc.					4,388	4,624

Tectura Corporation	Communications	Senior Debt
333 Twin Dolphin Drive, Suite 750 Redwood City, CA 94065	& Networking	Matures December 2012 Interest rate 11%		$5,625	5,668	5,668
		Revolving Line of Credit
		Matures July 2011 Interest rate 11%		$17,477	18,563	18,563
		Preferred Stock Warrants	0.22%		51	1

Total Tectura Corporation					24,282	24,232

Total Communications & Networking (11.68%)*					47,986	47,079

Portfolio Company	Industry	Type of Investment(1)	Percentage of Class Held on a Fully Diluted Basis(8)	Principal Amount	Cost(2)	Value(3)
Atrenta, Inc.	Software	Preferred Stock Warrants	0.77%		$102	$17
2077 Gateway Place, Suite 300		Preferred Stock Warrants	0.25%		34	5
San Jose, CA 95110		Preferred Stock Warrants	0.30%		95	10
		Preferred Stock	0.25%		250	131

Total Atrenta, Inc.					481	163

Blurb, Inc.	Software	Senior Debt
580 California Street, Suite 300 San Francisco, CA 94104		Matures June 2011 Interest rate Prime + 3.50% or Floor rate of 8.5%		$590	835	835
		Preferred Stock Warrants	0.49%		25	347
		Preferred Stock Warrants	0.52%		299	215

Total Blurb, Inc.					1,159	1,397

Braxton Technologies, LLC. 770 Wooten Road, Suite 105 Colorado Springs, CO 80915	Software	Preferred Stock Warrants	0.62%		188	—

Total Braxton Technologies, LLC.					188	—

Bullhorn, Inc. 33-41 Farnsworth, 5th Floor Boston, MA 02210	Software	Preferred Stock Warrants	0.80%		43	232

Total Bullhorn, Inc.					43	232

Clickfox, Inc.	Software	Senior Debt
3445 Peachtree Road, Suite 1250 Atlanta, GA 30326		Matures July 2013 Interest rate Prime + 6.00% or Floor rate of 11.25%		$5,648	5,484	5,484
		Revolving Line of Credit
		Matures July 2011 Interest rate Prime + 5.00% or Floor rate of 12.00%		$2,000	1,999	1,999
		Preferred Stock Warrants	1.00%		177	623
		Preferred Stock Warrants	0.09%		152	616

Total Clickfox, Inc.					7,812	8,722

Forescout Technologies, Inc. 10001 De Anza Blvd., Suite 220 Cupertino, CA 95014	Software	Preferred Stock Warrants	0.90%		99	4

Total Forescout Technologies, Inc.					99	4

GameLogic, Inc. 411 Waverly Oakds Road, Suite 312 Boston, MA 02452	Software	Preferred Stock Warrants	2.67%		92	—

Total GameLogic, Inc.					92	—

HighJump Acquisition, LLC.	Software	Senior Debt
6455 City West Parkway Eden Prairie, MN 55344		Matures May 2013 Interest rate Libor + 8.75% or Floor rate of 12.00%		$17,500	17,502	17,201

Total HighJump Acquisition, LLC.					17,502	17,201

HighRoads, Inc. 150 Presidential Way Woburn, MA 01801	Software	Preferred Stock Warrants	3.18%		44	77

Total HighRoads, Inc.					44	77

Rockyou, Inc. 585 Broadway Street, Suite A Redwood City, CA 94036	Software	Preferred Stock Warrants	0.08%		117	48

Total Rockyou, Inc.					117	48

Portfolio Company	Industry	Type of Investment(1)	Percentage of Class Held on a Fully Diluted Basis(8)	Principal Amount	Cost(2)	Value(3)
Sportvision, Inc. 4619 N. Ravenswood Chicago, IL 60640	Software	Preferred Stock Warrants	1.89%		$39	$—

Total Sportvision, Inc.					39	—

Unify Corporation	Software	Senior Debt
1420 Rocky Ridge Drive, Suite 380 Roseville, CA 95661		Matures June 2015 Interest rate Libor + 8.25% or Floor rate of 10.25%		$23,700	22,212	22,682
		Revolving Line of Credit
		Matures June 2015 Interest rate Libor + 7.25% or Floor rate of 9.25%		$2,950	2,932	2,621
		Preferred Stock Warrants	4.70%		1,434	561

Total Unify Corporation					26,578	25,864

WildTangent, Inc.	Software
18578 NE 67th Court, Building 5 Redmond, WA 98052		Preferred Stock Warrants	0.17%		238	6

Total WildTangent, Inc.					238	6

Total Software (13.32%)*					54,392	53,714

Luminus Devices, Inc.	Electronics &	Preferred Stock Warrants	0.28%		183	—
1100 Technology Park Drive	Computer	Preferred Stock Warrants	0.14%		84	—
Billerica, MA 02821	Hardware	Preferred Stock Warrants	0.69%		334	—

Total Luminus Devices, Inc.					601	—

Maxvision Holding, LLC.	Electronics &	Senior Debt
495 Production Avenue Huntsville, AL 35758	Computer Hardware	Matures October 2012 Interest rate Prime + 7.25% or Floor rate of 10.75%		$5,000	5,427	291
		Senior Debt
		Matures April 2012 Interest rate Prime + 5.0% or Floor rate of 8.5%		$3,159	3,141	1,777
		Revolving Line of Credit
		Matures April 2012 Interest rate Prime + 5.0% or Floor rate of 8.5%		$3,100	3,168	3,168
		Common Stock	1.25%		81	—

Total Maxvision Holding, LLC					11,817	5,236

Shocking Technologies, Inc.	Electronics &	Preferred Stock Warrants	1.44%		63	77
5870 Hellyer Avenue	Computer
San Jose, CA 95138	Hardware

Total Shocking Technologies, Inc.					63	77

Spatial Photonics, Inc.(8)	Electronics &	Preferred Stock Warrants	0.19%		130	—
930 Hamlin Court	Computer	Preferred Stock	0.84%		767	350
Sunnyvale, CA 94086	Hardware

Total Spatial Photonics Inc.					897	350

VeriWave, Inc.	Electronics &	Preferred Stock Warrants	1.22%		54	—
8770 SW Nimbus Avenue, Suite B Beaverton, OR 97008	Computer Hardware	Preferred Stock Warrants	0.31%		46	4

Total VeriWave, Inc.					100	4

Total Electronics & Computer Hardware (1.41%)*					13,478	5,667

Portfolio Company	Industry	Type of Investment(1)	Percentage of Class Held on a Fully Diluted Basis(8)	Principal Amount	Cost(2)	Value(3)
Aegerion Pharmaceuticals, Inc.	Specialty	Senior Debt
1140 Route 22 East, Suite 304 Bridgewater, NJ 08807	Pharmaceuticals	Matures September 2014 Interest rate Prime + 5.65% or Floor rate of 10.40%		$10,000	$9,977	$9,977
		Preferred Stock Warrants	0.61%		69	922
		Common Stock	1.10%		1,475	3,064

Total Aegerion Pharmaceuticals, Inc.					11,521	13,963

Althea Technologies, Inc.	Specialty	Senior Debt
11040 Roselle Street San Diego, CA 92121	Pharmaceuticals	Matures October 2013 Interest rate Prime + 7.70% or Floor rate of 10.95%		$12,000	11,779	11,326
		Preferred Stock Warrants	3.04%		309	—

Total Althea Technologies, Inc.					12,088	11,326

Chroma Therapeutics, Ltd.(5)	Specialty	Senior Debt
93 Milton Park Abington, Oxon OX14 4RY	Pharmaceuticals	Matures September 2013 Interest rate Prime + 7.75% or Floor rate of 12.00%		$10,000	9,900	10,047
		Preferred Stock Warrants	0.60%		490	587

Total Chroma Therapeutics, Ltd.					10,390	10,634

Pacira Pharmaceuticals, Inc.	Specialty	Senior Debt
5 Sylvan Way Parsippany, NJ 07054	Pharmaceuticals	Matures May 2014 Interest rate Prime + 6.25% or Floor rate of 10.25%		$11,250	11,154	11,154
		Senior Debt
		Matures May 2014 Interest rate Prime + 8.65% or Floor rate of 12.65%		$15,000	13,936	13,936
		Preferred Stock Warrants	1.03%		1,086	391

Total Pacira Pharmaceuticals, Inc.					26,176	25,481

QuatRx Pharmaceuticals Company	Specialty	Senior Debt
777 East Eisenhower Pkwy Suite 100 Ann Arbor, MI 48108	Pharmaceuticals	Matures October 2011 Interest rate Prime + 8.90% or Floor rate of 12.15%		$7,639	7,865	7,865
		Convertible Senior Debt
		Matures March 2012		$1,888	1,888	1,888
		Preferred Stock Warrants	0.22%		220	—
		Preferred Stock Warrants	0.18%		307	—
		Preferred Stock	0.20%		750	116

Total Quatrx Pharmaceuticals Company					11,030	9,869

Total Specialty Pharmaceuticals (17.68%)*					71,205	71,273

Annie's, Inc.	Consumer &
564 Gateway Drive Napa, CA 94558	Business Products	Preferred Stock Warrants	0.47%		321	45

Total Annie's, Inc.					321	45

Portfolio Company	Industry	Type of Investment(1)	Percentage of Class Held on a Fully Diluted Basis(8)	Principal Amount	Cost(2)	Value(3)
IPA Holdings, LLC (4)	Consumer &	Senior Debt
2775 Premiere Parkway, Suite 100 Deluth, GA 30097	Business Products	Matures November 2012 Interest rate Prime + 6.75% or Floor rate of 11.0%		$7,875	$8,128	$7,849
		Senior Debt
		Matures May 2013 Interest rate Prime + 9.75% or Floor rate of 14.0%		$6,500	7,041	6,979
		Revolving Line of Credit
		Matures November 2012 Interest rate Prime + 6.25% or Floor rate of 10.50%		$856	842	842
		Preferred Stock Warrants	2.00%		275	—
		Common Stock	1.00%		500	—

Total IPA Holding, LLC					16,786	15,670

Market Force Information, Inc.	Consumer &	Preferred Stock Warrants	0.37%		24	77
1877 Broadway, Suite 200 Boulder, CO 80302	Business Products	Preferred Stock	0.69%		500	459

Total Market Force Information, Inc.					524	536

Wageworks, Inc.	Consumer &	Preferred Stock Warrants	1%		252	1,452
1100 Park Place 4th Floor San Mateo, CA 94403	Business Products	Preferred Stock	0%		250	287

Total Wageworks, Inc.					502	1,739

Total Consumer & Business Products (4.46%)*					18,133	17,990

Enpirion, Inc.	Semiconductors	Preferred Stock Warrants	0.21%		157	—
53 Frontage Road, Suite 210 Perryville III Corporate Park Hampton, NJ 08807

Total Enpirion, Inc.					157	—

iWatt, Inc.	Semiconductors	Preferred Stock Warrants	0.24%		46	5
90 Albright Way		Preferred Stock Warrants	0.11%		51	25
Los Gatos, CA 95032-1827		Preferred Stock Warrants	0.13%		73	35
		Preferred Stock Warrants	0.61%		458	374
		Preferred Stock	1.05%		490	951

Total iWatt, Inc.					1,118	1,390

NEXX Systems, Inc.	Semiconductors	Preferred Stock Warrants	2.11%		297	1,080
900 Middlesex Turnpike Billerica, MA 01821-3929		Preferred Stock	0.46%		277	704

Total NEXX Systems, Inc.					574	1,784

Quartics, Inc.	Semiconductors	Preferred Stock Warrants	0.06%		53	—
15241 Laguna Canyon Road Suite 200 Irvine, CA 92618

Total Quartics, Inc.					53	—

Solarflare Communications, Inc.	Semiconductors	Preferred Stock Warrants	0.00%		83	—
9501 Jeronino Rd. Suite 100 Irvine, CA 92618		Common Stock	0.00%		641	—

Total Solarflare Communications, Inc.					724	—

Total Semiconductors (0.79%)*					2,626	3,174

Portfolio Company	Industry	Type of Investment(1)	Percentage of Class Held on a Fully Diluted Basis(8)	Principal Amount	Cost(2)	Value(3)

Alexza Pharmaceuticals, Inc.(4)	Drug Delivery	Senior Debt
2091 Stierlin Court Mountain View, CA 94303		Matures October 2013 Interest rate Prime + 6.5% or Floor rate of 10.75%		$14,207	$13,877	$14,044
		Preferred Stock Warrants	0.62%		645	290

Total Alexza Pharmaceuticals, Inc.					14,522	14,334

BIND Biosciences, Inc.	Drug Delivery	Preferred Stock Warrants	0.10%		53	48
64 Sidney Street Cambridge, MA 02139

Total BIND Biosciences, Inc.					53	48

Labopharm USA, Inc.(5)	Drug Delivery	Senior Debt
480 Armand-Frappier Blvd. Laval, Canada H7V 4B4		Matures December 2012 Interest rate 10.95%		$17,766	17,731	17,856
		Common Stock Warrants	1.10%		635	69

Total Labopharm USA, Inc.					18,366	17,925

Transcept Pharmaceuticals, Inc.	Drug Delivery	Common Stock Warrants	0.18%		36	74
1003 W. Cutting Blvd, Suite 110		Common Stock Warrants	0.27%		51	33
Point Richmond, CA 94804		Common Stock	0.31%		500	340

Total Transcept Pharmaceuticals, Inc.					587	447

Total Drug Delivery (8.12%)*					33,528	32,754

BARRX Medical, Inc.	Therapeutic	Senior Debt
540 Oakmead Parkway Sunnyvale, CA 94085		Mature December 2011 Interest rate 11.00%		$2,209	2,693	2,693
		Preferred Stock Warrants	0.15%		76	60
		Preferred Stock	1.46%		1,500	1,571

Total BARRX Medical, Inc.					4,269	4,324

EKOS Corporation	Therapeutic	Preferred Stock Warrants	0.79%		175	—
22030 20th Ave. Southeast, Suite 101 Bothell, WA 98021		Preferred Stock Warrants	0.39%		153	—

Total EKOS Corporation					328	—

Gelesis, Inc. (7)	Therapeutic	Senior Debt
222 Berkley Street, Suite 1040 Boston, MA 02116		Matures May 2012 Interest rate Prime + 7.5% or Floor rate of 10.75%		$2,771	2,807	—

Total Gelesis, Inc.					2,807	—

Gynesonics, Inc.	Therapeutic	Senior Debt
604 5th Avenue, Suite D Redwood City, CA 94063		Mature October 2013 Interest rate Prime + 8.25% or Floor rate of 11.50%		$6,500	6,328	6,255
		Preferred Stock Warrants	1.72%		228	197
		Preferred Stock	1.24%		532	462

Total Gynesonics, Inc.					7,088	6,914

Light Science Oncology, Inc.	Therapeutic	Preferred Stock Warrants	0.15%		99	69
15405 SE 37th Street, Suite 100 Bellevue, WA 98006

Total Light Science Oncology, Inc.					99	69

Portfolio Company	Industry	Type of Investment(1)	Percentage of Class Held on a Fully Diluted Basis(8)	Principal Amount	Cost(2)	Value(3)
Novasys Medical, Inc.	Therapeutic	Preferred Stock Warrants	0.19%		$71	$—
39684 Eureka Drive		Preferred Stock Warrants	0.05%		54	2
Newark, CA 94560		Preferred Stock	1.83%		1,000	1,001

Total Novasys Medical, Inc.					1,125	1,003

Pacific Child & Family Associates, LLC	Therapeutic	Senior Debt
216 N. Eighth Street Santa Paula, CA 93060		Matures January 2015 Interest rate LIBOR + 8.0% or Floor rate of 10.50%		$6,254	6,137	5,589
		Senior Debt
		Matures January 2015 Interest rate LIBOR + 10.50% or Floor rate of 13.0%		$5,900	6,067	6,067

Total Pacific Child & Family Associates, LLC					12,204	11,656

Total Therapeutic (5.94%)*					27,920	23,966

Cozi Group, Inc.	Internet Consumer &	Preferred Stock Warrants	0.85%		147	139
506 Second Avenue, Suite 710 Seattle, WA 98104	Business Services	Preferred Stock	0.58%		177	292

Total Cozi Group, Inc.					324	431

Invoke Solutions, Inc.	Internet Consumer &	Preferred Stock Warrants	1.48%		56	—
375 Totten Pond Road, Suite 400 Waltham, MA 02451	Business Services	Preferred Stock Warrants	0.33%		26	—

Total Invoke Solutions, Inc.					82	—
InXpo, Inc.	Internet Consumer &
770 N Halsted Street, Suite 6s Chicago, IL 60642	Business Services	Senior Debt Matures March 2014 Interest rate Prime + 7.5% or Floor rate of 10.75%		$1,575	1,523	1,523
		Preferred Stock Warrants	0.62%		98	85

Total InXpo, Inc.					1,621	1,608

Prism Education Group, Inc.	Internet Consumer &
233 Needham Street Newton, MA 02464	Business Services	Preferred Stock Warrants	0.98%		43	32

Total Prism Education Group, Inc.					43	32

RazorGator Interactive Group, Inc.	Internet Consumer &	Preferred Stock Warrants	0.90%		13	—
11150 Santa Monica Blvd.	Business Services	Preferred Stock Warrants	0.11%		28	—
Suite 500		Preferred Stock Warrants	1.97%		1,183	—
Los Angeles, CA 90025		Preferred Stock	1.20%		1,000	—

Total RazorGator Interactive Group, Inc.					2,224	—

Portfolio Company	Industry	Type of Investment(1)	Percentage of Class Held on a Fully Diluted Basis(8)	Principal Amount	Cost(2)	Value(3)
Reply! Inc.(4)	Internet Consumer &	Senior Debt
12667 Alcosta Blvd., Suite 200 San Ramon, CA 94583	Business Services	Matures June 2013 Interest rate Prime + 6.5% or Floor rate of 9.75%		$4,553	$4,318	$4,414
		Senior Debt
		Matures December 2013 Interest rate Prime + 6.5% or Floor rate of 9.75%		$700	710	673
		Preferred Stock Warrants	1.10%		320	480

Total Reply! Inc.					5,348	5,567

ScriptSave
(Medical Security Card Company, LLC)	Internet Consumer & Business Services	Senior Debt
4911 E. Broadway, Suite 200		Matures February 2016
Tucson, AZ 85711		Interest rate Prime + 8.75% or Floor rate of 11.25%		$20,500	20,027	20,027

Total ScriptSave					20,027	20,027

Total Internet Consumer & Business Services (6.86%)					29,669	27,665

Lilliputian Systems, Inc.	Energy	Preferred Stock Warrants	0.07%		106	1
36 Jonspin Road Wilmington, MA 01887		Common Stock Warrants	0.05%		48	—

Total Lilliputian Systems, Inc.					154	1

Total Energy (0.00%)*					154	1

Box.net, Inc. 1895 El Camino Real	Information Services	Senior Debt
Palo Alto, CA 94306		Matures May 2011 Interest rate Prime + 1.50% or Floor rate of 7.50%		$92	144	144
		Senior Debt
		Matures September 2011 Interest rate Prime + 0.50% or Floor rate of 6.50%		$86	105	105
		Senior Debt
		Matures September 2011 Interest rate Prime + 5.25% or Floor rate of 8.50%		$1,590	1,582	1,582
		Preferred Stock Warrants	0.40%		73	679
		Preferred Stock Warrants	0.29%		117	423
		Preferred Stock	0.57%		500	1,234
		Preferred Stock	0.23%		500	500

Total Box.net, Inc.					3,021	4,667

Buzznet, Inc. 6464 Sunset Blvd., Suite 650	Information Services	Preferred Stock Warrants	0.01%		9	—
Los Angeles, CA 90028		Preferred Stock	0.15%		250	37

Total Buzznet, Inc.					259	37

XL Education Corp. 185 Madison Avenue, 5th Floor New York, NY 10016	Information Services	Common Stock	0.01%		880	881

Total XL Education Corp.					880	881

Portfolio Company	Industry	Type of Investment(1)	Percentage of Class Held on a Fully Diluted Basis(8)		Principal Amount	Cost(2)	Value(3)
hi5 Networks, Inc. 55 Second St., Suite 300	Information Services	Preferred Stock Warrants	0.10%			$213	$—
San Francisco, CA 94105		Preferred Stock	0.71%			250	247

Total hi5 Networks, Inc.						463	247

Jab Wireless, Inc. 5350 S. Roslyn St., Suite 306 Greenwood Village, CO 80111	Information Services	Preferred Stock Warrants	0.90%			265	91

Total Jab Wireless, Inc.						265	91

Solutionary, Inc. 9420 Underwood Avenue	Information Services	Preferred Stock Warrants	0.79%			94	—
3rd Floor Omaha, NE 68114		Preferred Stock Warrants	0.02%			2	—
		Preferred Stock	0.35%			250	77

Total Solutionary, Inc.						346	77

Total Energy (0.00%)*						154	1

Intelligent Beauty, Inc. 2301 Rosecrans Ave., Suite 4100 Manhattan Beach, CA 90245	Information Services	Senior Debt Matures March 2013 Interest rate Prime + 8.0% or Floor rate of 11.25%			$5,236	5,099	5,138
		Senior Debt
		Matures October 2013 Interest rate Prime + 8.0% or Floor rate of 11.25%			$1,895	1,849	1,849
		Preferred Stock Warrants	0.21%			230	27

Total Intelligent Beauty, Inc.						7,178	7,014

Good Technologies, Inc. 101 Redwood Shores Parkway Suite 400 Redwood Shores, CA 94065	Information Services	Common Stock	0.17%			603	150

Total Good Technologies, Inc.						603	150

Coveroo, Inc. 333 Bryant Street San Francisco, CA 94107	Information Services	Preferred Stock Warrants	0.08%			7	—

Total Coveroo, Inc.						7	—

Zeta Interactive Corporation 99 Park Ave, 23rd Floor New York, NY 10016	Information Services	Preferred Stock Warrants Preferred Stock	1.19 0.96	% %		172 500	4 231

Total Zeta Interactive Corporation						672	235

Total Information Services (3.32%)						13,694	13,399

Novadaq Technologies, Inc.(5) 2585 Skymark Ave., Suite 306 Mississauga, Ontario L4W 4L5	Diagnostic	Common Stock	0.66%			1,415	603

Total Novadaq Technologies, Inc.						1,415	603

Optiscan Biomedical, Corp. 1105 Atlantic Ave., Suite 101 Alameda, CA 94501	Diagnostic	Senior Debt Matures June 2011 Interest rate 10.25% Preferred Stock Warrants Preferred Stock	3.68 3.06	% %	$10,750	10,534 1,069 3,655	10,403 718 2,202

Total Optiscan Biomedical, Corp.						15,258	13,323

Total Diagnostic (3.45%)*						16,673	13,926

Portfolio Company	Industry	Type of Investment(1)	Percentage of Class Held on a Fully Diluted Basis(8)		Principal Amount	Cost(2)	Value(3)
Kamada, LTD. Science Park, Kiryat Weizmann, Ness Ziona, Israel, 76327	Biotechnology Tools	Common Stock	0.26%			$427	$651

Total Kamada, LTD.						427	651

Labcyte, Inc. 1190 Borregas Avenue Sunnyvale, CA 94089	Biotechnology Tools	Senior Debt Matures May 2013 Interest rate Prime + 8.6% or Floor rate of 11.85%			$3,532	3,451	3,522
		Common Stock Warrants	0.70%			192	170

Total Labcyte, Inc.						3,643	3,692

NuGEN Technologies, Inc. 821 Industrial Road, Unit A San Carlos, CA 94070	Biotechnology Tools	Preferred Stock Warrants Preferred Stock Warrants Preferred Stock	1.05 0.15 0.97	% % %		45 33 500	289 15 500

Total NuGEN Technologies, Inc.						578	804

Total Biotechnology Tools (1.28%)*						4,648	5,147

Crux Biomedical, Inc. 3274 Alpine Road Portola Valley, CA 94028	Surgical Devices	Preferred Stock Warrants	0.14%			37	—
		Preferred Stock	0.28%			250	—

Total Crux Biomedical, Inc.						287	—

Transmedics, Inc.(4) 200 Minuteman Road, Suite 302 Andover, MA 01810	Surgical Devices	Senior Debt Matures February 2014 Interest rate Prime + 9.70% or Floor rate of 12.95%			$8,375	8,994	4,520
		Preferred Stock Warrants	1.30%			225	—
		Preferred Stock	2.09%			1,100	—

Total Transmedics, Inc.						10,319	4,520

Total Surgical Devices (1.12%)*						10,606	4,520

Glam Media, Inc. 8000 Marina Blvd., Suite 130 Brisbane, CA 94005	Media/Content/ Info	Preferred Stock Warrants	0.24%			482	307

Total Glam Media, Inc.						482	307

Waterfront Media, Inc. (Everyday Health) 45 Main Street, Suite 800 Brooklyn, NY 11201		Preferred Stock Warrants	0.31%			60	630
		Preferred Stock	0.41%			1,000	1,310

Total Everyday Health						1,060	1,940

Total Media/Content/Info (0.56%)*						1,542	2,247

BrightSource Energy, Inc. 1999 Harrison Street Suite 500 Oakland, CA 94612	Clean Tech	Senior Debt Matures December 2011 Interest rate Prime + 7.75% or Floor rate of 11.0%			$11,250	10,945	10,945
		Senior Debt
		Matures June 2012 Interest rate Prime + 9.55% or Floor rate of 12.80%			$13,750	13,369	13,369
		Preferred Stock Warrants	0.13%			675	583

Total BrightSource Energy, Inc.						24,989	24,897

Portfolio Company	Industry	Type of Investment(1)	Percentage of Class Held on a Fully Diluted Basis(8)	Principal Amount	Cost(2)	Value(3)
Calera, Inc. 14600 Winchester Boulevard Los Gatos, CA 95032	Clean Tech	Senior Debt Matures July 2013 Interest rate Prime + 7.0% or Floor rate of 10.25% Preferred Stock Warrants	0.19%	$3,409	$3,043 513	$3,043 432

Total Calera, Inc.					3,556	3,475

EcoMotors, Inc.	Clean Tech	Senior Debt
17000 Federal Dr., Suite 200 Allen Park, MI 48101		Matures February 2014 Interest rate Prime + 6.1% or Floor rate of 9.35%		$971	950	950
		Preferred Stock Warrants	0.54%		154	155
		Common Stock Warrants	0.54%		154	155

Total EcoMotors, Inc.					1,258	1,260

GreatPoint Energy, Inc.	Clean Tech	Senior Debt
222 Third Street Suite 2163 Cambridge, MA 02142		Matures October 2013 Interest rate Prime + 8.2% or Floor rate of 11.45%		$5,000	4,466	4,423
		Preferred Stock Warrants	0.34%		548	384

Total GreatPoint Energy, Inc.					5,014	4,807

Propel Biofuels, Inc.	Clean Tech	Senior Debt
2317 Broadway Street Redwood City, CA 94063		Matures September 2013 Interest rate 11.0%		$1,925	1,773	1,621
		Preferred Stock Warrants	1.60%		211	57

Total Propel Biofuels, Inc.					1,984	1,678

Solexel, Inc.	Clean Tech	Senior Debt
1530 McCarthy Blvd. Milpitas, CA 95035		Matures June 2013 Interest rate Prime + 8.25% or Floor rate of 11.50%		$1,005	976	976
		Senior Debt
		Matures June 2013 Interest rate Prime + 7.25% or Floor rate of 10.50%		$11,062	10,514	10,514
		Preferred Stock Warrants	0.09%		335	293
		Preferred Stock Warrants	0.06%		259	222

Total Solexel, Inc.					12,084	12,005

Trilliant, Inc.	Clean Tech	Preferred Stock Warrants	0.07%		89	92
1100 Island Drive Redwood City, CA 94065		Preferred Stock Warrants	0.06%		73	75

Total Trilliant, Inc.					162	167

Total Clean Tech (11.98%)*					49,047	48,289

Total Investments					468,776	445,054

*	Value as a percent of net assets
(1)	Preferred and common stock, warrants, and equity interests are generally non-income producing.
(2)	Gross unrealized appreciation, gross unrealized depreciation, and net depreciation for federal income tax purposes totaled and $13,537, $38,755 and $25,218 respectively. The tax cost of investments is $469,678.
(3)	Except for warrants in ten publicly traded companies and common stock in four publicly traded companies, all investments are restricted at March 31, 2011. No unrestricted securities of the same issuer are outstanding. The Company uses the Standard Industrial Code for classifying the industry grouping of its portfolio companies.
(4)	Debt investments of this portfolio company have been pledged as collateral under the Wells Facility.
(5)	Non-U.S. company or the company’s principal place of business is outside the United States.

(6)	Affiliate investment that is defined under the Investment Company Act of 1940 as companies in which HTGC owns as least 5% but not more than 25% of the voting securities of the company.
(7)	Debt is on non-accrual status at March 31, 2011, and is therefore considered non-income producing.
(8)	The “percentage of class held on a fully diluted basis” represents the percentage of the class of security we may own assuming we exercise our warrants or options (whether or not they are in-the-money) and assuming that warrants, options or convertible securities held by others are not exercised or converted. We have not included any security which is subject to significant vesting contingencies. Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted. The percentage was calculated based on the most current outstanding share information available to us (1) in the case of private companies, provided by that company, and (2) in the case of public companies, provided by that company’s most recent public filings with the SEC.

SENIOR SECURITIES

Information about our senior securities is shown in the following table for the periods as of December 31, 2010, 2009, 2008, 2007, 2006, 2005 and 2004. The information for the periods ended December 31, 2009, 2008, 2007, 2006, 2005 and 2004 has been derived from our audited financial statements for these periods, which have been audited by Ernst & Young LLP, our former independent registered public accounting firm. The information for the period ended December 31, 2010 has been derived from our audited financial statement for fiscal 2010, which have been audited by PricewaterhouseCoopers LLP, our independent registered public accounting firm. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Borrowings” and Note 13 to the Notes to the Consolidated Financial Statements for updated senior securities information.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Average Market Value per Unit(3)
Bridge Loan Credit Facility with Alcmene Funding L.L.C
Funding L.L.C.
December 31, 2004	—	—	N/A
December 31, 2005	$25,000,000	$2,505	N/A
December 31, 2006	—	—	N/A
December 31, 2007	—	—	N/A
December 31, 2008	—	—	N/A
December 31, 2009	—	—	N/A
December 31, 2010	—	—	N/A
March 31, 2011 (unaudited)	—	—	N/A
Securitized Credit Facility
December 31, 2004	—	—	N/A
December 31, 2005	$51,000,000	$2,505	N/A
December 31, 2006	$41,000,000	$7,230	N/A
December 31, 2007	$79,200,000	$6,755	N/A
December 31, 2008	$89,582,000	$6,689	N/A
December 31, 2009(6)	—	—	N/A
December 31, 2010(6)	—	—	N/A
March 31, 2011 (unaudited)(6)	—	—	N/A
Small Business Administration Debentures (HT II)(4)
Debentures(4)
December 31, 2004	—	—	N/A
December 31, 2005	—	—	N/A
December 31, 2006	—	—	N/A
December 31, 2007	$55,050,000	$9,718	N/A
December 31, 2008	$127,200,000	$4,711	N/A
December 31, 2009	$130,600,000	$3,806	N/A
December 31, 2010	$150,000,000	$3,942	N/A
March 31, 2011 (unaudited)	$125,000,000	$4,595	N/A
Small Business Administration Debentures (HT III)(5)
December 31, 2004	—	—	N/A
December 31, 2005	—	—	N/A
December 31, 2006	—	—	N/A
December 31, 2007	—	—	N/A
December 31, 2008	—	—	N/A
December 31, 2009	—	—	N/A
December 31, 2010	$20,000,000	$29,564	N/A
March 31, 2011 (unaudited)	$38,750,000	$14,823	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented, rounded to nearest thousand.
(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage per Unit.
(3)	Not applicable because senior securities are not registered for public trading.
(4)	Issued by HT II, one of our SBIC subsidiaries, to the SBA. These categories of senior securities were not subject to the asset coverage requirements of the 1940 Act.
(5)	Issued by HT III, one of our SBIC subsidiaries, to the SBA. These categories of senior securities were not subject to the asset coverage requirements of the 1940 Act.
(6)	The Company’s Wells Facility and Union Bank Facility had no borrowings outstanding during the periods noted above.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

On June 9, 2010, our common stockholders voted to allow us to issue common stock at a discount from our net asset value (NAV) per share for a period of one year ending on June 9, 2011. In connection with the receipt of such stockholder approval, we agreed to limit the number of shares that we issue at a price below net asset value pursuant to this authorization so that the aggregate dilutive effect on our then outstanding shares will not exceed 20%.

In order to sell shares pursuant to this authorization:

•	a majority of our independent directors who have no financial interest in the sale must have approved the sale; and

•

a majority of such directors, who are not interested persons of the Company, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, must have determined in good faith, and as of a time immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares or immediately prior to the issuance of such shares, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of those shares, less any underwriting commission or discount.

Any offering of common stock below NAV per share will be designed to raise capital for investment in accordance with our investment objectives and business strategies.

In making a determination that an offering below NAV per share is in our and our stockholders’ best interests, our Board of Directors would consider a variety of factors including:

•	The effect that an offering below NAV per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

•	The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined NAV per share;

•	The relationship of recent market prices of our common stock to NAV per share and the potential impact of the offering on the market price per share of our common stock;

•	Whether the proposed offering price would closely approximate the market value of our shares;

•	The potential market impact of being able to raise capital during the current financial market difficulties;

•	The nature of any new investors anticipated to acquire shares in the offering;

•	The anticipated rate of return on and quality, type and availability of investments to be funded with the proceeds from the offering, if any; and

•	The leverage available to us, both before and after any offering, and the terms thereof.

Sales by us of our common stock at a discount from NAV pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.

The following three headings and accompanying tables will explain and provide hypothetical examples on the impact of an offering at a price less than NAV per share on three different sets of investors:

•	existing stockholders who do not purchase any shares in the offering;

•	existing stockholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering; and

•	new investors who become stockholders by purchasing shares in the offering.

Impact on Existing Stockholders who do not Participate in the Offering

Our existing stockholders who do not participate in an offering below NAV per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. All stockholders will experience an immediate decrease (often called dilution) in the NAV of the shares they hold. Stockholders who do not participate in the offering will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than stockholders who do participate in the offering. All stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.

The following table illustrates the level of NAV dilution that would be experienced by a nonparticipating stockholder in different hypothetical offerings of different sizes and levels of discount from NAV per share. Actual sales prices and discounts may differ from the presentation below.

The examples assume that Company XYZ has 3,000,000 common shares outstanding, $40,000,000 in total assets and $10,000,000 in total liabilities. The current net asset value and NAV are thus $30,000,000 and $10.00, respectively. The table illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 300,000 shares (10% of the outstanding shares) with proceeds to the Company XYZ at $9.00 per share after offering expenses and commissions, and (2) an offering of 600,000 shares (20% of the outstanding shares) with proceeds to the Company at $0.001 per share after offering expenses and commissions (a 100% discount from net asset value).

	Prior to Sale Below NAV	Example 1 10% Offering at 10% Discount		Example 2 20% Offering at 100% Discount
		Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public(1)	—	$9.47	—	$0.001	—
Net Proceeds per Share to Issuer	—	$9.00	—	$0.001	—
Decrease to NAV
Total Shares Outstanding	3,000,000	3,300,000	10.00%	3,600,000	20.00%
NAV per Share	$10.00	$9.91	(0.90)%	$8.33	(16.67)%
Share Dilution to Stockholder
Shares Held by Stockholder A	30,000	30,000	—	30,000	—
Percentage of Shares Held by Stockholder A	1.00%	0.91%	(9.09)%	0.83%	(16.67)%
Total Asset Values
Total NAV Held by Stockholder A	$300,000	$297,273	(0.90)%	$250,005	(16.67)%
Total Investment by Stockholder A (Assumed to Be $10.00 per Share)	$300,000	$300,000	—	$300,000	—
Total Dilution to Stockholder A (Change in Total NAV Held By Stockholder)		$(2,727)	—	$(49,995)	—
Per Share Amounts
NAV per Share Held by Stockholder A	—	$9.91	—	$8.33	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$10.00	—	$10.00	—
Dilution per Share Held by Stockholder A	—	$(0.09)	—	$(1.67)	—
Percentage Dilution per Share Held by Stockholder A	—	—	(0.90)%	—	(16.67)%

(1)	Assumes 5% in selling compensation and expenses paid by Company XYZ.

Impact on Existing Stockholders who do Participate in the Offering

Our existing stockholders who participate in an offering below NAV per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of NAV dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares immediately prior to the offering. The level of NAV dilution on an aggregate basis will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than their proportionate percentage will experience NAV dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares purchased by such stockholder increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and the level of discount to NAV increases.

The following chart illustrates the level of dilution and accretion in the hypothetical 20% discount offering from the prior chart (Example 3) for a stockholder that acquires shares equal to (1) 50% of its proportionate share of the offering (i.e., 3,000 shares, which is 0.5% of an offering of 600,000 shares rather than its 1.0% proportionate share) and (2) 150% of such percentage (i.e., 9,000 shares, which is 1.5% of an offering of 600,000 shares rather than its 1.0% proportionate share). The prospectus supplement pursuant to which any discounted offering is made will include a chart for this example based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share.

	Prior to Sale Below NAV	50% Participation		150% Participation
		Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public(1)	—	$8.42	—	$8.42	—
Net Proceeds per Share to Issuer	—	$8.00	—	$8.00	—
Increase in Shares and Decrease to NAV
Total Shares Outstanding	3,000,000	3,600,000	20.00%	3,600,000	20.00%
NAV per Share	$10.00	$9.67	(3.33)%	$9.67	(3.33)%
Dilution/Accretion to Participating Stockholder A
Share Dilution/Accretion
Shares Held by Stockholder A	30,000	33,000	10.00%	39,000	30.00%
Percentage Outstanding Held by Stockholder A	1.00%	0.92%	(8.33)%	1.08%	8.33%
NAV Dilution/Accretion
Total NAV Held by Stockholder A	$300,000	$319,110	6.33%	$377,130	25.67%
Total Investment by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	—	$325,260	—	$375,780	—
Total Dilution/Accretion to Stockholder A (Total NAV Less Total Investment)	—	$(6,150)	—	$1,350	—
NAV Dilution/Accretion per Share
NAV per Share Held by Stockholder A	—	$9.67	—	$9.67	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$9.86	(1.44)%	$9.64	(3.65)%
NAV Dilution/Accretion per Share Experienced by Stockholder A (NAV per Share Less Investment per Share)	—	$(0.19)	—	$0.03	—
Percentage NAV Dilution/Accretion Experienced by Stockholder A (NAV Dilution/Accretion per Share Divided by Investment per Share)	—	—	(1.93)%	—	0.31%

(1)	Assumes 5% in selling compensation and expenses paid by Company XYZ.

Impact on New Investors

Investors who are not currently stockholders, but who participate in an offering below NAV and whose investment per share is greater than the resulting NAV per share (due to selling compensation and expenses paid by us) will experience an immediate decrease, albeit small, in the NAV of their shares and their NAV per share compared to the price they pay for their shares. Investors who are not currently stockholders and who participate in an offering below NAV per share and whose investment per share is also less than the resulting NAV per share will experience an immediate increase in the NAV of their shares and their NAV per share compared to the price they pay for their shares. All these investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.

The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical 10% and 100% discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (1.00%) of the shares in the offering as Stockholder A in the prior examples held immediately prior to the offering. The prospectus supplement pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share.

	Prior to Sale Below NAV	Example 1 10% Offering at 10% Discount		Example 2 20% Offering at 100% Discount
		Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public(1)	—	$9.47	—	$0.001	—
Net Proceeds per Share to Issuer	—	$9.00	—	$0.001	—
Increase in Shares and Decrease to NAV
Total Shares Outstanding	3,000,000	3,300,000	10.00%	3,600,000	20.00%
NAV per Share	$10.00	$9.91	(0.90)%	$8.33	(16.67)%
Dilution/Accretion to New Investor A
Share Dilution
Shares Held by Investor A	—	3,000	—	6,000	—
Percentage Outstanding Held by Investor A	0.00%	0.09%	—	0.17%	—
NAV Dilution
Total NAV Held by Investor A	—	$29,730	—	$50,001	—
Total Investment by Investor A (At Price to Public)	—	$28,410	—	$6	—
Total Dilution/Accretion to Investor A (Total NAV Less Total Investment)	—	$1,320	—	$49,995	—
NAV Dilution per Share
NAV per Share Held by Investor A		$9.91	—	$8.33	—
Investment per Share Held by Investor A	—	$9.47	—	$0.001	—
NAV Dilution/Accretion per Share Experienced by Investor A (NAV per Share Less Investment per Share)	—	$0.44	—	$8.33	—
Percentage NAV Dilution/Accretion Experienced by Investor A (NAV Dilution/Accretion per Share Divided by Investment per Share)	—	—	4.65%	—	99.99%

(1)	Assumes 5% in selling compensation and expenses paid by Company XYZ.

MANAGEMENT

Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors elects our officers who serve at the discretion of the Board of Directors. Our Board of Directors currently consists of four members, one who is an “interested person” of Hercules Technology Growth Capital as defined in Section 2(a)(19) of the 1940 Act and three who are not interested persons and who we refer to as our independent directors.

Directors, Executive Officers and Key Employees

Our executive officers, directors and key employees and their positions are set forth below. The address for each executive officer, director and key employee is c/o Hercules Technology Growth Capital, Inc., 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301.

Name	Age	Positions
Interested Director:
Manuel A. Henriquez(1)	47	Chairman of the Board of Directors, President and Chief Executive Officer
Independent Directors:
Robert P. Badavas(2)(3)(4)(5)	58	Director
Joseph W. Chow(2)(3)(4)(5)	58	Director
Allyn C. Woodward, Jr.(2)(3)(4)(5)	70	Director

Executive Officers:
Jessica Baron(6)	36	Vice President of Finance and Corporate Controller
Samir Bhaumik	47	Senior Managing Director and Technology Group Head
Scott Bluestein	33	Chief Credit Officer
Scott Harvey	57	Secretary and Chief Legal Officer
David M. Lund(6)	57	Vice President of Finance and Chief Financial Officer
Parag I. Shah	39	Senior Managing Director and Life Sciences Group Head

(1)	Mr. Henriquez is an interested person, as defined in section 2(a)(19) of the 1940 Act, of the Company due to his position as an executive officer of the Company.
(2)	Member of the Audit Committee.
(3)	Member of the Valuation Committee.
(4)	Member of the Compensation Committee.
(5)	Member of the Nominating and Corporate Governance Committee.
(6)	On May 18, 2011, Mr. Lund announced his resignation, effective May 31, 2011, from his position as Vice President of Finance and Chief Financial Officer. Effective June 1, 2011, the Company’s Board appointed Jessica Baron as Vice President of Finance and Interim Chief Financial Officer.

Set forth below is information regarding our current directors, including each director’s (i) name and age; (ii) a brief description of their recent business experience, including present occupations and employment during at least the past five years; (iii) directorships, if any, that each director holds and has held during the past five years; and (iv) the year in which each person became a director of the Company. As the information that follows indicates, the nominee and each continuing director brings strong and unique experience, qualifications, attributes, and skills to the Board. This provides the Board, collectively, with competence, experience, and perspective in a variety of areas, including: (i) corporate governance and Board service; (ii) executive management, finance, and accounting; (iii) venture capital financing with a technology-related focus; (iv) business acumen; and (v) an ability to exercise sound judgment.

Moreover, the nominating and corporate governance committee believes that it is important to seek a broad diversity of experience, professions, skills, geographic representation and backgrounds. The nominating and corporate governance committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. Our Board does not have a specific diversity policy, but considers diversity of race, religion, national origin, gender, sexual orientation, disability, cultural background and professional experiences in evaluating candidates for Board membership.

Interested Director

Manuel A. Henriquez is a co-founder of the Company and has been our Chairman and CEO since December 2003 and our President since April 2005. Prior to co-founding the Company, Mr. Henriquez was a Partner at VantagePoint Venture Partners, a $2.5 billion multi-stage technology venture fund, from August 2000 through July 2003. Prior to VantagePoint Venture Partners, Mr. Henriquez was the President and Chief Investment Officer of Comdisco Ventures, a division of Comdisco, Inc., a leading technology and financial services company, from November 1999 to March 2000. Prior to that, from March 1997 to November 1999, Mr. Henriquez was a Managing Director of Comdisco Ventures. Mr. Henriquez was a senior member of the investment team at Comdisco Ventures that originated over $2.0 billion of equipment lease, debt and equity transactions from 1997 to 2000. Mr. Henriquez serves on the board of directors of one of the Company’s portfolio companies, E-Band Communications Corporation, supplier of ultra high capacity of wireless solutions. Also, Mr. Henriquez serves on the board of directors of Charles Armstrong School, an independent elementary and middle school that serves students with language-based learning differences. Mr. Henriquez received a B.S. in Business Administration from Northeastern University.

Through his broad experience as an officer and director of several private and public companies, in addition to skills acquired with firms engaged in investment banking, banking and financial services, Mr. Henriquez brings to the Company a unique business expertise and knowledge of financing technology related companies as well as extensive financial and risk assessment abilities. Mr. Henriquez possesses a vast array of knowledge in venture capital financing which assists us in the markets in which we compete. Mr. Henriquez’s years of experience as our Chairman and CEO since co-founding the Company demonstrates his leadership skills that are valuable in his role as our Chairman and CEO.

Independent Directors

Each of the following directors is “independent” under the Nasdaq Stock Market rules and are not “interested directors” as defined in Section 2(a)(19) of the 1940 Act.

Robert P. Badavas has served as a director since March 2006. Mr. Badavas is a private investor and, since his retirement from TAC Worldwide, a multi-national workforce management and business services company, has served as President of Petros Ventures, Inc., a management and advisory services company. Mr. Badavas served as President and Chief Executive Officer of TAC Worldwide from December 2005 through October 2009, and was Executive Vice President and Chief Financial Officer of TAC Worldwide from November 2003 to December 2005. Prior to joining TAC Worldwide, Mr. Badavas was Partner and Chief Operating Officer of Atlas Venture, an international venture capital firm, from September 2001 to September 2003. Mr. Badavas also serves on the board of directors and is chairman of the audit committee of both Airvana, Inc. (NASDAQ: AIRV), a provider of mobile broadband network infrastructure products, and Constant Contact, Inc. (NASDAQ: CTCT), a provider of on demand email marketing, event marketing and online survey solutions for small organizations. In addition, Mr. Badavas serves on the board of directors of The Learning Center for the Deaf in Framingham, MA, Hellenic College/Holy Cross School of Theology in Brookline, MA and Bentley University in Waltham, MA. In addition to being a certified public accountant with nine years of experience at PriceWaterhouseCoopers, an independent registered public accounting firm, and the chief financial officer of a publicly traded company, Mr. Badavas has completed a program that studied strategies to make corporate boards more effective at the Harvard Business School. Mr. Badavas is active in board of director organizations and regularly attends professional seminars addressing issues of current import to boards of directors. Mr. Badavas is a graduate of Bentley University with a BS in Accounting and Finance.

Through his prior experience as a director, chief executive officer, chief operating officer and chief financial officer, Mr. Badavas brings business expertise, finance and audit skills to his Board service with the Company. Mr. Badavas’ expertise, experience and skills closely align with our operations, and his prior investment experience with a venture capital firm facilitates an in-depth understanding of our investment business. Mr. Badavas’ expertise and experience also qualify him to serve as Chairman of our audit committee and our audit committee financial expert.

Joseph W. Chow has served as a director since February 2004. Mr. Chow retired in March 2011 as Executive Vice President at State Street Corporation (NYSE: STT), a leading global provider of asset servicing and investment management services to institutional investors, where he was responsible for the development of business strategies for emerging economies. He served on the company’s Asia Pacific and European Executive Boards, as a board director of State Street’s Technology Center in China, and chaired State Street’s Corporate Environmental Sustainability Committee. Previously, having retired from State Street in 2003 and returned in 2004, he assumed the role of Executive Vice President and chief risk and corporate administration officer responsible for Enterprise Risk Management, Compliance, Regulatory Affairs, Basel Capital Accord Implementation, and Community Affairs; he was a member of the Operating Group, the company’s most senior 11-member strategy and policy management committee. Prior to 2003, Mr. Chow was State Street’s Executive Vice President and head of credit and risk policy responsible for corporate-wide risk management, focusing on credit, market, operational, fiduciary, and compliance risks. He chaired the company’s Major Risk Committee, Fiduciary Review Committee, and Securities Finance Risk Management Committee and served as a member of the Asset Liability Management Committee and Financial Policy Committee. Before joining State Street, Mr. Chow worked at Bank of Boston in various international and corporate banking roles from 1981 to 1990 and specialized in the financing of emerging-stage high technology companies. Mr. Chow is a director of the Hong Kong Association of Massachusetts and served on the board of directors of China Universal Asset Management, Inc. in Shanghai, the Greater Boston Chamber of Commerce, and the Asian Community Development Corporation, a not-for-profit community development corporation focused on building affordable housing in Boston. Mr. Chow is a graduate of Brandeis University with a B.A. in Economics. He also received a Master in City Planning from the Massachusetts Institute of Technology and an M.S. in Management (Finance) from the MIT Sloan School of Management.

Through his experience as a senior executive of a major financial institution, Mr. Chow brings business expertise, finance and risk assessment skills to his Board service with the Company. Mr. Chow’s experience and skills closely align with our business, and his lending and credit experience facilitates an in-depth understanding of risk associated with the structuring of investments in technology related companies. Mr. Chow’s risk management expertise and credit related experience also qualify him to serve as Chairman of our Valuation Committee.

Allyn C. Woodward, Jr. has served as a director since February 2004. Mr. Woodward was Vice Chairman of Adams Harkness Financial Group (AHFG-formerly Adams, Harkness & Hill) from April 2001 until January 2006 when AHFG was sold to Canaccord, Inc., an independent investment dealer. He previously served as President of AHFG from 1995 to 2001. AHFG was an independent institutional research, brokerage and investment banking firm headquartered in Boston, MA. Prior to joining AHFG, Mr. Woodward worked for Silicon Valley Bank from April 1990 to April 1995, initially as Executive Vice President and Co-founder of the Wellesley, MA office and more recently as Senior Executive Vice President and Chief Operating Officer of the parent bank in California. Silicon Valley Bank is a commercial bank, headquartered in Santa Clara, CA whose principal lending focus is directed toward the technology, healthcare and venture capital industries. Prior to joining Silicon Valley Bank, Mr. Woodward was Senior Vice President and Group Manager of the Technology group at Bank of New England, Boston, MA where he was employed from 1963-1990. Mr. Woodward is currently the Chairman of the Board of Directors and a member of the Compensation Committee of Lecroy Corporation (NASDAQ: LCRY), a leading provider of oscilloscopes, protocol analyzers and related test and measurement solutions. He is also a former Director of Viewlogic and Cayenne Software, Inc. Mr. Woodward serves on the boards of three private companies and is on the boards of advisors of five venture capital funds. Mr. Woodward holds a Masters Professional Director Certification from the American College of

Corporate Directors, a public company director education and credentialing organization, and is a member of the National Association of Corporate Directors. Mr. Woodward is on the Board of Overseers and a member of the Finance Committee of Newton Wellesley Hospital, a 250 bed hospital located in Newton, MA. Mr. Woodward is on the Board of Overseers and the Investment Committee and the Finance Committee of Babson College in Babson Park, MA. Mr. Woodward graduated from Babson College with a degree in finance and accounting. He also graduated from the Stonier Graduate School of Banking at Rutgers University.

Mr. Woodward’s executive and board experience brings extensive business, finance and investment expertise to his Board service with the Company. His experiences with financial services, bank and technology related companies provide a unique perspective on matters involving business, finance and technology. Mr. Woodward’s many board related experiences makes him skilled in leading committees requiring substantive expertise. He is uniquely qualified to lead in the continued development of our Board’s policies regarding compensation and governance best practices by serving as Chairman of our Compensation Committee and Nominating and Corporate Governance Committee and by serving as our Lead Independent Director.

Non-director Executive Officers

Samir Bhaumik joined our Company in November 2004 as a Managing Director and was promoted to Senior Managing Director in June 2006. In March 2008, Mr. Bhaumik was promoted by our Board to the position of Technology Group Head. Mr. Bhaumik previously served as Vice President—Western Region of the New York Stock Exchange from January 2003 to October 2004. Prior to working for the New York Stock Exchange, Mr. Bhaumik was Senior Vice President of Comerica Bank, previously Imperial Bank, from April 1993 to January 2003. Mr. Bhaumik received a B.A. from San Jose State University and an M.B.A. from Santa Clara University. He serves on the advisory boards of Santa Clara University Leavey School of Business, Junior Achievement of Silicon Valley and the American Electronics Association-Bay Area council.

Scott Bluestein joined our Company in November 2010 as Chief Credit Officer. Mr. Bluestein previously served as founder and partner of Century Tree Capital Management from February 2009 until June 2010. Prior to that, he was managing director at Laurus-Valens Capital Management, a New York based investment firm specializing in providing financing to small and micro cap growth oriented businesses through a combination of secured debt and equity securities, including new investments, portfolio management, and restructurings from June 2003 until February 2010. Previously, Mr. Bluestein worked at UBS Investment Bank, where he was a member of their Financial Institutions Coverage Group focused on the Financial Technology space. Mr. Bluestein received his Bachelor of Business Administration from Emory University.

Scott Harvey is a co-founder of our Company and has been our Chief Legal Officer and Secretary since December 2003. Mr. Harvey has been our Chief Compliance Officer since February 2005. Mr. Harvey has over 24 years of legal and business experience with leveraged finance and financing public and private technology-related companies. Since July 2002, and prior to co-founding the Company, Mr. Harvey was in a diversified private law practice. Previously, Mr. Harvey was Deputy General Counsel of Comdisco, Inc., a leading technology and financial services company, from January 1997 to July 2002. From 1991 to 1997, Mr. Harvey served as Vice President of Marketing, Administration & Alliances with Comdisco, Inc. and was Corporate Counsel from 1983 to 1991. Mr. Harvey received a B.S. in Agricultural Economics from the University of Missouri, a J.D. and LLM in taxation from The John Marshall Law School and an M.B.A. from Illinois Institute of Technology.

David M. Lund joined our Company in July 2005 as Vice President of Finance and Corporate Controller, and was promoted to our Chief Financial Officer in October 2006, and is our principle financial and accounting officer. He has over 27 years of experience in finance and accounting serving companies in the technology sector. Prior to joining Hercules, Mr. Lund served as the Corporate Controller of Rainmaker, Inc., from January 2005 to July 2005; as the Corporate Controller for Centrillium Communications from January 2003 to February 2005; as the Chief Financial Officer and Vice President of Finance for APT Technologies from April 2002 to January 2003; as the Chief Financial Officer and Vice President of Scion Photonics from February 2001 to March 2002. Mr. Lund also served in public accounting with Ernst & Young LLP and Grant Thornton LLP. He received a B.S. degree in Business Administration with an emphasis in Accounting from San Jose State University and a B.S. degree in Business Administration with an emphasis in Marketing from California State University, Chico. On May 18, 2011, Mr. Lund announced his resignation, effective May 31, 2011, from his position as Vice President of Finance and Chief Financial Officer.

Parag I. Shah joined our Company in November 2004 as Managing Director of Life Sciences and was promoted to Senior Managing Director in June 2006. During March 2008 Mr. Shah was promoted by our Board to the position of Life Science Group Head. Prior to joining Hercules, Mr. Shah served as Managing Director for Biogenesys Capital from April 2004 to November 2004. From April 2000 to April 2004, Mr. Shah was employed by Imperial Bank, where he served as a Senior Vice President in Imperial Bank’s Life Sciences Group, beginning in October 2000, which was acquired by Comerica Bank in early 2001. Prior to working at Comerica Bank, Mr. Shah was an Assistant Vice President at Bank Boston from January 1997 to March 2000. Bank Boston was acquired by Fleet Bank in 1999. Mr. Shah completed his Masters degrees in Technology, Management and Policy as well as his Bachelor’s degree in Molecular Biology at the Massachusetts Institute of Technology (MIT). During his tenure at MIT, Mr. Shah conducted research at the Whitehead Institute for Biomedical Research and was chosen to serve on the Whitehead Institute’s Board of Associates in 2003.

Jessica Baron joined our Company in October 2006 as Corporate Controller and was promoted to Vice President of Finance in October 2010. Effective June 1, 2011, our Board appointed Ms. Baron as Vice President of Finance and Interim Chief Financial Officer. During her tenure at Hercules, Ms. Baron has been involved in financial reporting, financial process and systems design and implementation. Prior to joining Hercules, she was served in strategic finance roles at Cisco Systems, Inc. from 2004 to 2006 and at Levi Strauss and Company from 2002 to 2004. Ms Baron also served as a finance and accounting manager at Dominion Ventures and Dominion Capital Management from 2000 to 2002. She also was at PricewaterhouseCoopers LLP in supervisory roles in both its consulting and business assurance divisions from 1997 to 2000. Ms. Baron earned a Bachelor of Arts degree in Human Biology and a Master of Arts degree in Sociology from Stanford University and a Master of Business Administration degree with an emphasis in Finance from the University of California, Berkeley, Haas School of Business. She is a Certified Public Accountant in the state of California.

Board of Directors

The number of directors is currently fixed at four directors.

Our Board of Directors is divided into three classes. Class I directors hold office for a term expiring at the annual meeting of stockholders to be held in 2011, Class II directors hold office for a term expiring at the annual meeting of stockholders to be held in 2012 and Class III directors hold office for a term expiring at the annual meeting of stockholders to be held in 2013. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Messrs. Badavas and Chow’s terms expire in 2011 and Mr. Woodward’s term expires in 2012, and Mr. Henriquez’s term expires in 2013. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualify.

Compensation of Directors

The Compensation Committee has the authority from the Board for the appointment, compensation and oversight of the Company’s outside compensation consultant. The Compensation Committee generally engages a compensation consultant every other year to assist the Compensation Committee with its responsibilities related to the Company’s director compensation program. In 2010, the Compensation Committee engaged Pearl Meyer & Partners, LLC (“Pearl Meyer”), an independent compensation consultant, to provide summary compensation information regarding the compensation to be awarded to the Company’s directors for the fiscal year ended December 31, 2010 (the “2010 Report”). In the 2010 Report, Pearl Meyer made certain recommendations regarding the mix of cash and equity compensation to be offered to the Company’s directors, as well as the types of long-term incentives to be granted to the Company’s directors. The Compensation Committee reviewed the 2010 Report when evaluating the director compensation program for the fiscal year ended December 31, 2010. In connection with the retention, the Compensation Committee determined that Pearl Meyer had the necessary experience, skill and independence to advise the Committee. Pearl Meyer does not provide services to the Company other than under its engagement by the Compensation Committee related to compensation matters. For more information about the compensation information provided by Pearl Meyer, see “Executive Compensation—Compensation Discussion and Analysis” below.

The following table discloses the cash, equity awards and other compensation earned, paid or awarded, as the case may be, to each of our directors during the fiscal year ended December 31, 2010.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)(3)	Total ($)
Robert P. Badavas	$160,000	—	—	$2,221	$162,221
Joseph W. Chow	$160,000	—	—	$2,221	$162,221
Allyn C. Woodward, Jr.	$175,000	—	—	$3,777	$178,777
Manuel A. Henriquez(2)	—	—	—	—	—

(1)	Mr. Badavas, Mr. Chow and Mr. Woodward earned $125,000, $125,000 and $140,000, respectively, and elected to receive an additional retainer fee as 3,493 shares of our common stock in lieu of cash. The total value of the shares issued to Mr. Badavas, Mr. Chow and Mr. Woodward for services in fiscal 2010 was $35,000 each.
(2)	As an employee director, Mr. Henriquez does not receive any compensation for his service as a director. The compensation Mr. Henriquez receives as Chief Executive Officer of the Company is disclosed in the Summary Compensation Table as set forth herein.
(3)	Represents dividends paid on unvested restricted stock awards during 2010.

As compensation for serving on our Board, each of our independent directors receives an annual fee of $50,000 and the chairperson of each committee receives an additional $15,000 annual fee. Each independent director also receives $2,000 for each Board or committee meeting they attend, whether in person or telephonically. In 2010, we granted each independent director an additional retainer of $35,000, which was distributed as shares of common stock in lieu of cash. Employee directors and non-independent directors do not receive compensation for serving on the Board. In addition, we reimburse our directors for their reasonable out-of-pocket expenses incurred in attending Board meetings.

Directors do not receive any perquisites or other personal benefits from the Company.

Under current SEC rules and regulations applicable to business development companies (“BDC”), a BDC may not grant options or restricted stock to non-employee directors unless it receives exemptive relief from the SEC. The Company filed an exemptive relief request with the SEC to allow options and restricted stock to be issued to its non-employee directors, which was approved on October 10, 2007. On June 22, 2010, the Company received approval from the SEC regarding its exemptive relief request permitting its employees to exercise their stock options and restricted stock and pay any related income taxes using a cashless exercise program.

On June 21, 2007, the stockholders approved amendments to the 2004 Equity Incentive Plan and the 2006 Non-Employee Director Plan allowing for the grant of restricted stock. The 2004 Equity Incentive Plan and 2006 Non-Employee Director Plan limit the combined maximum amount of restricted stock that may be issued under both of the 2004 Equity Incentive Plan and 2006 Non- Employee Director Plan to 10% of the outstanding shares of the Company’s common stock on the effective date of the 2004 Equity Incentive Plan and 2006 Non-Employee Director Plan plus 10% of the number of shares of common stock issued or delivered by the Company during the terms of the 2004 Equity Incentive Plan and 2006 Non-Employee Director Plan. See the Notes to Consolidated Financial Statements for the year ended December 31, 2010 for more information.

Stock Ownership Guidelines

The Company implemented stock ownership guidelines which are outlined in the Company’s Corporate Governance Guidelines. The Company has implemented stock ownership guidelines because it believes that material stock ownership by directors plays a role in effectively aligning the interests of directors with those of our stockholders and strongly motivates the building of long-term stockholder value. Pursuant to the Company’s stock ownership guidelines, each director is required to beneficially own at least three times the individual’s annual retainer fee in Company stock, based on market value, within three years of joining the Company. The Board may make exceptions to this requirement based on particular circumstances. Each director has exceeded his respective guideline as of December 31, 2010.

CORPORATE GOVERNANCE

Our business, property and affairs are managed under the direction of our Board. Members of our Board are kept informed of our business through discussions with our Chairman and Chief Executive Officer, our Chief Financial Officer, our Chief Credit Officer, our Chief Legal Officer, and other officers and employees, and by reviewing materials provided to them and participating in meetings of the Board and its committees.

Corporate Governance Changes in Fiscal Year 2010 and for Fiscal Year 2011

Because our Board is committed to strong and effective corporate governance, it regularly monitors our corporate governance policies and practices to ensure we meet or exceed the requirements of applicable laws, regulations and rules, and the Nasdaq’s listing standards. During fiscal year 2010 and for fiscal year 2011, our Board made the following changes to our corporate governance policies and practices:

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adopting and implementing Corporate Governance Guidelines which address, among other topics: (i) Board responsibilities, composition, leadership, compensation and performance, (ii) management’s responsibilities; and (iii) the Board’s relationship to senior management.;

•	recommending an annual vote on executive compensation be held annually; and

•	adopting and implementing a succession plan for our Chief Executive Officer; and

•	implementing stock ownership guidelines for management and directors.

The changes made to our corporate governance policies and practices build upon our solid corporate governance structure, which is exemplified by:

•	using a Lead Independent Director whose duties and responsibilities are set forth in our Corporate Governance Guidelines;

•	adopting committee charters, which clearly establish the roles and responsibilities of each of the committees;

•	establishing Board committees that are comprised of and chaired solely by independent directors;

•	scheduling regular executive session meetings of non-employee and independent directors;

•	implementing a strong risk management program with specific responsibilities assigned to management, the Board, and the Board’s committees;

•	adopting our clear code of ethics;

•	limiting the use of perquisites for directors and executive officers; and

•	engaging an independent compensation consultant by the Compensation Committee.

Board Leadership Structure

Chairman and Chief Executive Officer

The Board currently combines the role of Chairman of the Board with the role of Chief Executive Officer, coupled with a Lead Independent Director position to further strengthen the governance structure. The Board believes this provides an efficient and effective leadership model for the Company. Combining the Chairman and Chief Executive Officer roles fosters clear accountability, effective decision-making, and alignment on corporate strategy. Since our inception in 2005, Mr. Henriquez has served as both Chairman of the Board and Chief Executive Officer.

No single leadership model is right for all companies at all times. The Board recognizes that depending on the circumstances, other leadership models, such as a separate independent chairman of the board, might be appropriate. Accordingly, the Board periodically reviews its leadership structure.

Moreover, the Board believes that its governance practices provide adequate safeguards against any potential risks that might be associated with having a combined Chairman and Chief Executive Officer. Specifically:

•	three of the four current directors of the Company are independent directors;

•	all of the members of the Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Valuation Committee are independent directors;

•	the Board and its committees regularly conduct scheduled meetings in executive session, out of the presence of Mr. Henriquez and other members of management;

•	the Board and its committees regularly conduct meetings which specifically include Mr. Henriquez;

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the Board and its committees remain in close contact with, and receive reports on various aspects of the Company’s management and enterprise risk directly from the Company’s senior management and independent auditors; and

•	the Board and its committees interact with employees of the Company outside the ranks of senior management.

Lead Independent Director

The Board has instituted the Lead Independent Director position to provide an additional measure of balance, ensure the Board’s independence, and enhance its ability to fulfill its management oversight responsibilities. Allyn C. Woodward, Jr., the Chairman of the Compensation Committee and the Nominating and Corporate Governance Committee, currently serves as the Lead Independent Director. The Lead Independent Director:

•	presides over all meetings of the directors at which the Chairman is not present, including executive sessions of the independent directors;

•	has the authority to call meetings of the independent directors;

•	frequently consults with the Chairman and Chief Executive Officer about strategic policies;

•	provides the Chairman and Chief Executive Officer with input regarding Board meetings;

•	serves as a liaison between the Chairman and Chief Executive Officer and the independent directors; and

•	otherwise assumes such responsibilities as may be assigned to him by the independent directors.

Having a combined Chairman and Chief Executive Officer, coupled with a substantial majority of independent, experienced directors, including a Lead Independent Director with specified responsibilities on behalf of the independent directors, provides the right leadership structure for the Company and is best for the Company and its stockholders at this time.

Board Oversight of Risk

While risk management is primarily the responsibility of the Company’s management team, the Board is responsible for the overall supervision of the Company’s risk management activities. The Board’s oversight of the material risks faced by our Company occurs at both the full Board level and at the committee level.

The Board’s Audit Committee has oversight responsibility not only for financial reporting with respect to the Company’s major financial exposures and the steps management has taken to monitor and control such exposures, but also for the effectiveness of management’s enterprise risk management process that monitors and manages key business risks facing the Company. In addition to the Audit Committee, the other committees of the Board consider the risks within their areas of responsibility. For example, the Compensation Committee considers the risks that may be implicated by our executive compensation program.

Management provides regular updates throughout the year to the Board regarding the management of the risks they oversee at each regular meeting of the Board. Also, the Board receives presentations throughout the year from various department and business group heads that include discussion of significant risks as necessary. Additionally, through dedicated sessions focusing entirely on corporate strategy, the full Board reviews in detail the Company’s short and long-term strategies, including consideration of significant risks facing the Company and their potential impact.

Director Independence

The Nasdaq Market’s listing standards and Section 2(a)(19) of the 1940 Act require that a majority of our Board and every member of the Audit, Compensation, and Nominating and Corporate Governance Committees are “independent.” Under the Nasadq Market’s listing standards and our Corporate Governance Guidelines, no director will be considered to be independent unless and until our Board affirmatively determines that such director has no direct or indirect material relationship with the Company or our management. Our Board reviews the independence of its members annually.

In determining that Messrs. Badavas, Chow and Woodward are independent, the Board, through the Nominating and Corporate Governance Committee, considered the financial services, commercial, family and other relationships between each director and his or her immediate family members or affiliated entities, on the one hand, and Hercules and its subsidiaries, on the other hand.

Committees of the Board

The Board has established an Audit Committee, a Valuation Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. A brief description of each committee is included in this Proxy Statement and the charters of the Audit, Compensation, and Nominating and Corporate Governance Committees are available on the Investor Relations section of the Company’s website at http://investor.htgc.com/governance.cfm

The table below provides current membership (M) and chairmanship (C) information for each standing Board committee.

Name	Audit	Valuation	Compensation	Nominating and Corporate Governance
Robert P. Badavas	C	M	M	M
Joseph W. Chow	M	C	M	M
Allyn C. Woodward, Jr.	M	M	C	C
Manuel A. Henriquez	—	—	—	—

During 2010, the Board held seventeen Board meetings, eighteen committee meetings and acted by written consent. All of the directors attended at least 94% of the Board meetings and all of the respective committee meetings on which they serve. Each director makes a diligent effort to attend all Board and committee meetings, as well as the Annual Meeting of Stockholders. Each of the directors attended the Company’s 2010 Annual Meeting of Stockholders in person.

Audit Committee. Our Board has established an Audit Committee. The Audit Committee is comprised of Messrs. Badavas, Chow and Woodward, each of whom is an independent director and satisfies the independence requirements for purposes of the rules promulgated by the Nasdaq Stock Market and the requirements to be a non-interested director as defined in Section 2(a)(19) of the 1940 Act. Mr. Badavas currently serves as Chairman of the Audit Committee and is an “audit committee financial expert” as defined by applicable SEC rules. The Audit Committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. During the last fiscal year, the Audit Committee held eight meetings and acted by written consent.

The Audit Committee provides assistance to our Board in various matters, including, among other things, fulfilling its responsibilities with respect to the following:

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evaluating the appointment, compensation and retention of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company and its subsidiaries, including resolution of disagreements between management and the independent auditor regarding financial reporting;

•	pre-approving any independent auditor’s engagement to render audit and/or permissible non-audit services (including the fees charged and proposed to be charged by the independent auditors).

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receiving formal written statements, at least annually, from the independent auditor regarding the auditor’s independence, including a delineation of all relationships between the auditor and the Company;

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at least annually, obtaining and reviewing a report from the independent auditor detailing: (i) the firm’s internal quality-control procedures; (ii) any material issues raised by the independent auditor’s internal quality control review, peer review; or (iii) any governmental or other professional inquiry performed within the past five years and any remedial actions implemented by the firm;

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obtaining from the independent auditors annually a formal written statement of the fees billed in the last fiscal year for each of the designated categories of services rendered by the independent auditors:

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monitoring the rotation of the lead (or coordinating) audit partner (or other employees of the independent auditor if required by SEC rules and regulations) having primary responsibility for the audit and the concurring (or reviewing) audit partner;

•	considering the effect on the Company of:

•	any changes in accounting principles or practices proposed by management or the independent auditors;

•	any changes in service providers, such as the accountants, that could impact the Company’s internal control over financial reporting; and

•	any changes in schedules (such as fiscal or tax year-end changes) or structures or transactions that required special accounting activities, services or resources

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evaluating the efficiency and appropriateness of the services provided by the independent auditors, including any significant difficulties with the audit or any restrictions on the scope of their activities or access to required records, data and information;

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interacting with the independent auditors, including reviewing and, where necessary, resolving any problems or difficulties the independent auditors may have encountered in connection with the annual audit or otherwise, any management letters provided to the Committee and the Company’s responses;

•	reviewing with the independent auditors the effect of regulatory and accounting initiatives, as well as off balance sheet structures, on the financial statements of the Company;

•	reviewing with independent auditor the overall scope and plans for audits;

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meeting with the Company’s independent auditors at least four times during each fiscal year, including private meetings, and review written materials prepared by the independent auditors, as appropriate;

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reviewing and discussing with management and independent auditor the Company’s system of internal controls (including any significant deficiencies in the design or operation of those controls which could adversely affect the Company’s ability to record, process, summarize and report financial data), its financial and critical accounting practices, and policies relating to risk assessment and management;

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receiving and reviewing reports of the independent auditor discussing: (i) all critical accounting policies and practices to be used in the firm’s audit of the Company’s financial statements, (ii) all alternative treatments of financial information within generally accepted accounting principles (“GAAP”) that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor, and (iii) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences;

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discussing with management and the independent auditor any changes in the Company’s critical accounting policies and the effects of alternative GAAP methods, off-balance sheet structures and regulatory and accounting initiatives;

•	reviewing and discussing with management and independent auditor the Company’s annual and quarterly financial statements;

•	reviewing the Company’s earnings press releases, as well as the nature of financial information provided to analysts and rating agencies;

•	reviewing material pending legal proceedings involving the Company and other contingent liabilities;

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periodically, meeting separately with management (or other personnel responsible for the internal audit function) and with independent auditors to discuss results of examinations of the Company’s internal controls and procedures;

•	discussing with the independent auditors the matters required to be communicated to the Audit Committee in accordance with Statement on Auditing Standards No. 61;

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establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submissions by employees, consultants or contractors of concerns regarding questionable accounting or accounting matters; and

•	reviewing with the independent auditor any significant audit problems or difficulties and management’s response.

Valuation Committee. Our Board has established a Valuation Committee. The Valuation Committee is comprised of Messrs. Badavas, Chow and Woodward, each of whom is an independent director and satisfies the independence requirements for purposes of the rules promulgated by the Nasdaq Stock Market and the requirements to be a non-interested director as defined in Section 2(a)(19) of the 1940 Act. Mr. Chow currently serves as Chairman of the Valuation Committee. The Valuation Committee is responsible for reviewing and recommending to the full Board the fair value of debt and equity securities in accordance with established valuation procedures. The Valuation Committee may utilize the services of an independent valuation firm in determining the fair value of these securities. During the last fiscal year, the Valuation Committee held six meetings.

The Valuation Committee provides assistance to our Board in various matters, including, among other things, fulfilling its responsibilities with respect to the following:

•	determining the fair value of the Company’s portfolio debt and equity securities and other assets in accordance with the 1940 Act and the valuation policies and procedures adopted by the Board, as amended from time to time, in order to recommend the portfolio valuation to the full Board for approval; and

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retaining, terminating and determining the compensation for an independent valuation firm and any legal, accounting or other expert or experts to assist in: (i) reviewing the Company’s valuation processes applicable to non-publicly traded companies; (ii) reviewing fair market value calculations as requested from time to time with respect to select companies; and (iii) carrying out the Valuation Committee’s duties and responsibilities.

Compensation Committee. Our Board has established a Compensation Committee. The Compensation Committee is comprised of Messrs. Badavas, Chow and Woodward, each of whom is an independent director and satisfies the independence requirements for purposes of the rules promulgated by the Nasdaq Stock Market and the requirements to be a non-interested director as defined in Section 2(a)(19) of the 1940 Act. Mr. Woodward currently serves as Chairman of the Compensation Committee. The Compensation Committee determines compensation for our executive officers, in addition to administering the 2004 Equity Incentive Plan and 2006 Non-Employee Director Plan. During the last fiscal year, the Compensation Committee held three meetings.

The Compensation Committee provides assistance to our Board in various matters, including, among other things, fulfilling its responsibilities with respect to the following:

•	assisting the Board in developing and evaluating potential candidates for executive positions (including the Chief Executive Officer) and overseeing the development of executive succession plans;

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annually, reviewing and approving corporate goals and objectives relevant to the Chief Executive Officer and other executive officer’s total compensation, evaluating the Chief Executive Officer’s and other executive officers’ performance to ensure that it is designed to achieve the objectives of rewarding the Company’s executive officers appropriately for their contributions to corporate growth and profitability and, together with the Company’s Chief Executive Officer, evaluating and approving the compensation of the Company’s other executive officers;

•	annually, determining and approving the compensation paid to the Company’s Chief Executive Officer;

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annually, reviewing the corporation’s compensation practices and the relationship among risk, risk management and compensation in light of the corporation’s objectives, including its safety and soundness and the avoidance of practices that would encourage excessive risk;

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periodically, reviewing the Company’s incentive compensation plans and perquisites, if any, to ensure such plans are consistent with the Company’s goals and objectives and appropriately aligning executive officers’ interests with those of the Company’s stockholders, make recommendations to the Board regarding the adoption of new employee incentive compensation plans and equity-based plans, and administer the Company’s existing incentive compensation plans and equity-based plans, including reviewing and approving stock option and restricted stock grants;

•	periodically, reviewing diversity programs;

•	periodically, evaluating the compensation of directors, including compensation for service on Board Committees, and making recommendations regarding adjustments to such compensation;

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producing a Committee report on executive compensation for inclusion in the Company’s annual report on Form 10-K or proxy statement for the annual meeting of stockholders in accordance with Item 402 of Regulation S-K;

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annually reviewing and discussing with Company management the executive compensation disclosure to be included in the Company’s annual report on Form 10-K or the Company’s proxy statement for the annual meeting of stockholders, including the Compensation Discussion and Analysis (“CD&A”)

required by Item 402 of Regulation S-K, and subsequent to such review determine whether to recommend to the Board that such disclosure be included;

•	periodically, reviewing and assessing the adequacy of the Compensation Committee charter and submitting any changes to the Board for approval;

•	reviewing such other matters as the Board or the Committee shall deem appropriate; and

•	determining funding necessary for ordinary administrative expenses that are necessary or appropriate in carrying out the committee’s duties.

Nominating and Corporate Governance Committee. Our Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is comprised of Messrs. Badavas, Chow and Woodward, each of whom is an independent director and satisfies the independence requirements for purposes of the rules promulgated by the Nasdaq Stock Market and the requirements to be a non-interested director as defined in Section 2(a)(19) of the 1940 Act. Mr. Woodward currently serves as Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will nominate to the Board for consideration candidates for election as directors to the Board. During the last fiscal year, the Nominating and Corporate Governance Committee held one meeting.

The Nominating and Corporate Governance Committee provides assistance to our Board in various matters, including, among other things, fulfilling its responsibilities with respect to the following:

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identifying individuals qualified to become Board members, consistent with criteria approved by the Board, receiving nominations for such qualified individuals, selecting, or recommending that the Board select, the director nominees for the next annual meeting of stockholders, taking into account each candidate’s ability, judgment and experience and the overall diversity and composition of the Board;

•	recommending to the Board candidates for election to the Board and evaluate the Board in accordance with criteria set forth below or determined as provided below;

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monitoring Board composition and recommend candidates as necessary to ensure that the number of independent directors serving on the Board satisfies the Nasdaq Global Select Market and SEC requirements;

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developing and periodically evaluating initial orientation guidelines and continuing education guidelines for each member of the Board and each member of each committee thereof regarding his or her responsibilities as a director generally and as a member of any applicable committee of the Board;

•	establishing a policy under which stockholders of the Company may recommend a candidate to the Nominating and Corporate Governance Committee for consideration for nomination as a director;

•	recommending to the Board qualified individuals to serve as committee members on the various Board committees;

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articulating to each director what is expected of their tenure on the Board, including directors’ basic duties and responsibilities with respect to attendance at Board meetings and advance review of meeting materials;

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developing and periodically evaluating orientation guidelines and continuing education guidelines for each member of the Board and each member of each committee thereof regarding his or her responsibilities as a director generally and as a member of any applicable committee of the Board;

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reviewing the Company’s practices and policies with respect to directors, including the size of the Board, the ratio of employee directors to non-employee directors, the meeting frequency of the Board and the structure of Board meetings and make recommendations to the Board with respect thereto;

•	overseeing the maintenance and presentation to the Board of management’s plans for succession to senior management positions in the Company;

•	monitoring and making recommendations to the Board on matters of Company policies and practices relating to corporate governance;

•	in concert with the Board, reviewing the Company’s policies with respect to significant issues of corporate public responsibility, including contributions;

•	considering and reporting to the Board any questions of possible conflicts of interest of Board members; and

•	reviewing stockholder proposals regarding corporate governance and making recommendations to the Board.

The Nominating and Corporate Governance Committee will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with the Company’s bylaws and any other applicable law, rule or regulation regarding director nominations. When submitting a nomination to the Company for consideration, a stockholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each director nominee: full name, age, and address; class, series and number of shares of stock of the Company beneficially owned by the nominee, if any; the date such shares were acquired and the investment intent of such acquisition; whether such stockholder believes the individual is an “interested person” of the Company, as defined in the 1940 Act; and all other information required to be disclosed in solicitations of proxies for election of directors in an election contest or is otherwise required.

In evaluating director nominees, the Nominating and Corporate Governance Committee considers the following factors:

•	the appropriate size and the diversity of the Company’s Board;

•	whether or not the nominee is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act;

•	the needs of the Company with respect to the particular talents and experience of its directors;

•	the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

•	experience with accounting rules and practices;

•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members; and

•	all applicable laws, rules, regulations, and listing standards.

The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service or if the Nominating and Corporate Governance Committee or the Board decides not to re-nominate a member for re-election, or if the Nominating and Corporate Governance Committee recommends to expand the size of the Board, the Nominating and Corporate Governance Committee identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the Nominating and Corporate Governance Committee and the Board provide suggestions as to individuals meeting the criteria of the Nominating and Corporate Governance Committee. Consultants may also be engaged to assist in identifying qualified individuals.

Communication with the Board

We believe that communications between our Board, our stockholders and other interested parties are an important part of our corporate governance process. Stockholders with questions about the Company are encouraged to contact Hercules Technology Growth Capital, Inc.’s Investor Relations department at (650) 289-3060. However, if stockholders believe that their questions have not been addressed, they may communicate with the Company’s Board by sending their communications to Hercules Technology Growth Capital, Inc., c/o Scott Harvey, Secretary and Chief Legal Officer, 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301. All stockholder communications received in this manner will be delivered to one or more members of the Board.

All communications involving accounting, internal accounting controls and auditing matters, possible violations of, or non-compliance with, applicable legal and regulatory requirements or the Codes, or retaliatory acts against anyone who makes such a complaint or assists in the investigation of such a complaint, will be referred to our Chief Legal Officer. The communication will be forwarded to the chair of the Audit Committee if the Chief Legal Officer determines that the matter has been submitted in conformity with our whistleblower procedures or otherwise determines that the communication should be so directed.

The acceptance and forwarding of a communication to any director does not imply that the director owes or assumes any fiduciary duty to the person submitting the communication, all such duties being only as prescribed by applicable law.

Code of Ethics

Our code of ethics, which is signed by directors and executive officers of the Company, requires that directors and executive officers avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and the interests of the Company. Pursuant to the code of ethics which is available on our website at http://investor.htgc.com/governance.cfm, each director and executive officer must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to the Audit Committee. Certain actions or relationships that might give rise to a conflict of interest are reviewed and approved by the Board.

Compensation Committee Interlocks and Insider Participation

All members of the Compensation Committee are independent directors and none of the members are present or past employees of the Company. No member of the Compensation Committee: (i) has had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K under the Securities Exchange Act of 1934; or (ii) is an executive officer of another entity, at which one of our executive officers serves on the Board.

Executive Compensation

Compensation Discussion and Analysis

Overview of the Compensation Program

This section describes the compensation programs for our Chairman, Chief Executive Officer and Chief Financial Officer in fiscal year 2010 as well as each of our three most highly compensated executive officers employed at the end of fiscal year 2010, all of whom we refer to collectively as our named executive officers, or NEOs. Our named executive officers for fiscal year 2010 are:

•	Chairman and Chief Executive Officer, Manuel A. Henriquez;

•	Chief Financial Officer, David M. Lund;

•	Secretary and Chief Legal Officer, Scott Harvey;

•	Senior Managing Director and Technology Group Head, Samir Bhaumik; and

•	Senior Managing Director and Life Science Group Head, Parag I. Shah.

Executive Summary

Our compensation programs are intended to align our NEOs’ interests with those of our stockholders by rewarding performance that meets or exceeds the goals the Compensation Committee establishes. In line with our compensation philosophy described below, the total compensation received by our NEOs will vary based on individual and corporate performance in light of our annual and long-term performance goals. Our NEOs’ total compensation is comprised of a mix of annual base salary, annual cash bonus based on corporate objectives and executive performance factors and long-term equity incentive and retention awards in the form of stock option and/or restricted stock awards.

We delivered strong investment portfolio growth and improved credit quality for fiscal year 2010 as seen in the year over year comparison set forth below.

	Fiscal Year 2010 (in thousands)	Fiscal Year 2009 (in thousands)	Change %
Investments	$472.0	$374.7	26.0%
Total Assets	$591.2	$509.0	16.1%
Total Net Assets	$412.5	$366.5	12.6%

In 2010, we delivered the following portfolio highlights:

•	achieved a record year for new commitments of approximately $523.0 million, up 189% for 2009;

•	funded approximately $322.0 million in investments, up 237% compared with 2009;

•	grew total investment assets 26.0% year over year to approximately $472.0 million as of December 31, 2010, compared to $375.0 million as of December 31, 2009; and

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improved the credit quality of our total portfolio. On a scale of 1-5, 1 being the highest credit quality, we finished 2010 with an average credit rating of 2.21 as compared to 2.71 at the end of 2009.

Please see “Management’s Discussion and Analysis of Financial Conditions and Results of Operations” for a more detailed description of our fiscal year 2010 results.

Compensation Philosophy

The compensation and benefit programs of the Company adopted by our Compensation Committee are designed with the goal of providing compensation that is fair, reasonable and competitive and are intended to help us align the compensation paid to our NEOs with both our short-term and long-term objectives. The Compensation Committee reviews various metrics when determining compensation for the executive officers. The Compensation Committee does not use specific metrics for the compensation of our Chief Executive Officer in accordance with the 1940 Act. The key elements of our compensation philosophy include:

•	designing compensation programs that enable us to attract and retain the best talent in the industries in which we compete;

•	using long-term equity retention and incentive awards to align employee and stockholder interests;

•	aligning executive compensation packages with the Company’s performance; and

•	ensuring that our compensation program complies with the requirements of the 1940 Act.

We have designed compensation programs based on the following:

•

Achievement of Corporate Objectives and Executive Performance Factors—We believe that the best way to align compensation with the interests of our stockholders is to link executive compensation with individual performance and contribution along with the achievements of certain corporate objectives. The Compensation Committee determines executive compensation consistent with the achievement of certain corporate objectives and executive performance factors that have been established to achieve short-term and long-term objectives of the Company.

•

Discretionary Annual Bonus Pool—Over the course of the year, the Compensation Committee, together with input from our Chief Executive Officer, develops a range of amounts likely to be available for the discretionary annual cash bonus pool. The range for this bonus pool is dependent upon the Company’s current financial outlook and executive performance contributing to achieving our corporate objectives, does not utilize specified targets and is subject to the sole discretion of the Compensation Committee. This range is further refined during our third and fourth fiscal quarters into a specified pool to be used for discretionary annual cash bonuses for our NEOs. If executive performance exceeds expectation and performance goals established during the year, compensation levels for the NEOs may exceed the specified pool amount at the discretion of our Compensation Committee. If executive performance falls below expectations, compensation levels may fall below the specified pool amount.

•

Competitiveness and Market Alignment—Our compensation and benefits programs are designed to be competitive with those provided by companies with whom we compete for investment professionals and to be sufficient to attract and retain the best talent for top performers within the industries in which we compete. We compete for talent with venture capital funds, private equity firms, mezzanine lenders, hedge funds and other specialty finance companies including certain specialized commercial banks. Thus, we believe that our employee compensation benefit plans should be designed to be competitive in the businesses in which we compete sufficient to attract and retain talent. Our benefit programs, which include general health and welfare benefits, consisting of life, long-term and short-term disability, health, dental, vision insurance benefits and the opportunity to participate in our defined contribution 401(k) plan, are designed to provide competitive benefits and are not based on performance. As part of its annual review process, the Compensation Committee reviews the competitiveness of the Company’s current compensation levels of its NEOs relative to that of our comparative group companies identified herein with a third-party compensation consultant.

•

Alignment with Requirements of the 1940 Act—Our compensation program must align with the requirements of the 1940 Act, which imposes certain limitations on the structure of a BDC’s compensation program. For example, the 1940 Act prohibits a BDC from maintaining an incentive stock option award plan and a profit sharing arrangement simultaneously. As a result, if a BDC has an incentive stock option award plan, such as we do, it is prohibited from using specific performance measurements commonly utilized by non-BDC companies as a form of compensation or a profit sharing arrangement, such as a carried interest formula, a common form of compensation in the private equity industry. These limitations and other similar restrictions imposed by the 1940 Act limit the compensation arrangements that we can utilize in order to attract and retain our NEOs.

Components of Total Compensation

The Compensation Committee determined that the compensation packages for 2010 for our NEOs should consist of the following three key components:

•	annual base salary;

•	annual cash bonus based on corporate objectives and executive performance factors; and

•	long-term equity incentive and retention awards in the form of stock option and/or restricted stock awards.

Annual Base Salary

The annual base salary is designed to provide a minimum, fixed level of cash compensation to our NEOs in order to attract and retain experienced executive officers who can drive the achievement of our goals and objectives. While our NEOs’ initial base salaries are determined by an assessment of competitive market levels for comparable experience and responsibilities, the performance factors used in determining changes in base salary include individual performance, changes in role and/or responsibility and changes in the market environment.

Annual Cash Bonus

The annual cash bonus is designed to reward our NEOs that have achieved certain corporate objectives and executive performance factors. The amount of the annual cash bonus is determined by the Compensation Committee on a discretionary basis and is dependent on the achievement of certain executive performance factors, as described herein under the heading “Assessment of Corporate Performance” during the year. The Compensation Committee established these performance factors because it believes they are related to our achievement of both short-term and long-term corporate objectives and the creation of stockholder value.

Long-Term Equity Incentive and Retention Awards

The Compensation Committee’s principal goals in awarding incentive stock options and/or restricted stock are to retain executive officers as well as align each NEO’s interests with our success and the long-term financial interests of its stockholders by linking a portion of the NEO’s compensation with the performance of the Company and the value delivered to stockholders. The Compensation Committee evaluates a number of criteria, including the past service of each NEO, the present and potential performance contributions of such NEO to our success, years of service, position, and such other factors as the Compensation Committee believes to be relevant in connection with accomplishing the purposes of the long-term goals of the Company. The Compensation Committee neither assigns a formula, nor assigns specific weights to any of these factors when making its determination of the NEOs’ long-term incentive awards. The Compensation Committee awards incentive stock options and/or restricted stock on a subjective basis, and such awards depend in each case on the performance of the NEO under consideration, and in the case of new hires, on their potential performance.

Option awards under the 2004 Equity Incentive Plan are generally awarded upon initial employment and on an annual basis thereafter. Options generally vest, subject to continued employment, one-third after one year of the date of grant and ratably over the succeeding 24 months. Options are granted as incentive stock options, within the meaning of Section 422 of the Internal Revenue Code, to the extent permitted, with the remainder granted as nonqualified stock options.

In May 2007, we received SEC exemptive relief, and our stockholders approved amendments to the 2004 Equity Incentive Plan and 2006 Non-Employee Director Plan, permitting us to grant restricted stock awards. Restricted stock awards granted under the 2004 Equity Incentive Plan were previously awarded annually and vest subject to continued employment one fourth each year over a four year period beginning with the first anniversary of such grant. In 2009 and 2010, restricted stock awards vest subject to continued employment one-fourth on the one year anniversary of the date of grant and ratably over the succeeding 36 months.

The 2004 Equity Incentive Plan and 2006 Non-Employee Director Plan limit the combined maximum amount of restricted stock that may be issued under both of the 2004 Equity Incentive Plan and 2006 Non-Employee Director Plan to 10% of the outstanding shares of our stock on the effective date of the 2004

Equity Incentive Plan and 2006 Non-Employee Director Plan plus 10% of the number of shares of stock issued or delivered by our Company during the terms of the 2004 Equity Incentive Plan and 2006 Non-Employee Director Plan. The approved amendments further specify that no one person will be granted awards of restricted stock relating to more than 25% of the shares available for issuance under the 2004 Equity Incentive Plan. Further, the amount of voting securities that would result from the exercise of all our outstanding warrants, options and rights, together with any restricted stock issued pursuant to the 2004 Equity Incentive Plan and 2006 Non-Employee Director Plan, at the time of issuance will not exceed 25% of our outstanding voting securities, except that if the amount of voting securities that would result from such exercise of all of our outstanding warrants, options and rights issued to our directors and executive officers, together with any restricted stock issued pursuant to the 2004 Equity Incentive Plan and 2006 Non-Employee Director Plan, would exceed 15% of our outstanding voting securities, then the total amount of voting securities that would result from the exercise of all outstanding warrants, options and rights, together with any restricted stock issued pursuant to the 2004 Equity Incentive Plan and 2006 Non-Employee Director Plan, at the time of issuance will not exceed 20% of our outstanding voting securities. Eligibility includes all of our NEOs. Each grant of restricted stock under the 2004 Equity Incentive Plan to our NEOs will contain such terms and conditions, including consideration and vesting, as our Board deems appropriate and as allowed for within the provisions of the 2004 Equity Incentive Plan. We believe that by having two forms of long term equity incentive rewards we are able to reward stockholder value creation in different ways. Stock options have exercise prices equal to the market price of our common stock on the date of the grant and reward employees only if our stock price increases. Restricted stock, although affected by both stock price increases and decreases, maintains value during periods of market volatility.

Benefits and Perquisites

Our NEOs receive the same benefits and perquisites as other full-time employees. Our benefit program is designed to provide competitive benefits and is not based on performance. Other than the benefits described below, our NEOs do not receive any other benefits, including retirement benefits, or perquisites from the Company. Our NEOs and other full-time employees receive general health and welfare benefits, which consist of life, long-term and short-term disability, health, dental, vision insurance benefits and the opportunity to participate in our defined contribution 401(k) plan. During 2010, our 401(k) plan provided for a match of contributions by the Company for up to $6,500 per full-time employee.

Tax and Accounting Implications

Stock-Based Compensation. We account for stock-based compensation, including options and shares of restricted stock granted pursuant to our 2004 Equity Incentive Plan and 2006 Non-Employee Director Plan in accordance with the requirements of FASB ASC Topic 718. Under the FASB ASC Topic 718, we estimate the fair value of our option awards at the date of grant using the Black-Scholes-Merton option-pricing model, which requires the use of certain subjective assumptions. The most significant of these assumptions are our estimates on the expected term, volatility and forfeiture rates of the awards. Forfeitures are not estimated due to our limited history but are reversed in the period in which forfeiture occurs. As required under the accounting rules, we review our valuation assumptions at each grant date and, as a result, are likely to change our valuation assumptions used to value stock-based awards granted in future periods. We estimate the fair value of our restricted stock awards based on grant date market closing price.

Deductibility of Executive Compensation. When analyzing both total compensation and individual elements of compensation paid to our NEOs, the Compensation Committee considers the income tax consequences to the Company of its compensation policies and procedures. In particular, the Compensation Committee considers Section 162(m) of the Internal Revenue Code, which limits the deductibility of non-performance-based compensation paid to certain of the NEOs to $1,000,000 per affected NEO. The Compensation Committee intends to balance its objective of providing compensation to our NEOs that is fair, reasonable, and competitive with the Company’s capability to take an immediate compensation expense deduction. The Board believes that the best interests of the Company and its stockholders are served by executive compensation programs that encourage and promote the Company’s principal compensation philosophy, enhancement of stockholder value, and permit the Compensation Committee to exercise discretion in the design and implementation of compensation packages. Accordingly, the Company may from time to time pay compensation to its NEOs that may not be fully tax deductible, including certain bonuses and restricted stock. Stock options granted under our stock plan are intended to qualify as performance-based compensation under Section 162(m) and are generally fully deductible. We will continue to review the Company’s executive compensation plans periodically to determine what changes, if any, should be made as a result of the limitation on deductibility.

Establishing Compensation Levels

Role of the Compensation Committee

The Compensation Committee is comprised entirely of independent directors who are also non-employee directors as defined in Rule 16b-3 under the Securities Exchange Act of 1934, independent directors as defined by the Nasdaq Stock Market rules, and are not “interested persons” of our Company, as defined by Section 2(a)(19) of the 1940 Act. The Compensation Committee currently consists of Messrs. Woodward, Badavas and Chow.

The Compensation Committee operates pursuant to a charter that sets forth the mission of the Compensation Committee and its specific goals and responsibilities. A key component of the Compensation Committee’s goals and responsibilities is to evaluate and make recommendations to the Board regarding the compensation of the NEOs of the Company, and to review their performance relative to their compensation to assure that they are compensated effectively in a manner consistent with the compensation philosophy discussed above. In addition, the Compensation Committee evaluates and makes recommendations to the Board regarding the compensation of the directors for their services. Annually, the Compensation Committee:

(i)	reviews and approves corporate goals and objectives relevant to the NEOs’ total compensation, evaluates the Chief Executive Officer’s performance to ensure that the compensation program is designed to achieve the objective of rewarding our Chief Executive Officer appropriately for his contributions to corporate performance;

(ii)	reviews the Chief Executive Officer’s evaluation of the other NEOs’ performance to ensure that the compensation program is designed to achieve the objectives of rewarding our other NEOs appropriately for their contributions to corporate performance;

(iii)	determines and approves the compensation paid to the Company’s Chief Executive Officer; and

(iv)	together with our Chief Executive Officer’s input, reviews and approves the compensation of the other NEOs.

Periodically, the Compensation Committee reviews our incentive compensation plans and perquisites, if any, to ensure that such plans are consistent with our goals and corporate objectives and appropriately align our NEOs’ interests with those of the Company’s stockholders and makes recommendations to the Board regarding adoption of new employee incentive compensation plans and equity-based plans. The Compensation Committee administers our stock incentive arrangements with our NEOs. The Compensation Committee may not delegate its responsibilities discussed above.

Role of Management

The key member of management involved in the compensation process is our Chief Executive Officer, Manuel A. Henriquez. Mr. Henriquez identifies and proposes certain corporate and executive performance factors that have been established to achieve short-term and long-term corporate objectives that are used by the Compensation Committee to determine total compensation. Over the course of the year, our Chief Executive Officer provides inputs to the Compensation Committee with his recommendations for the funding level for our discretionary annual cash bonus pool as it applies to our NEOs. These recommendations are based upon his evaluation of our current financial outlook and the performance of our NEOs, including their contributions to achieving our short-term and long-term corporate objectives as they relate to each NEO’s specific roles and responsibilities within our Company. Mr. Henriquez’s recommendations are presented to the Compensation Committee for their review and approval, but he is not a member of the Compensation Committee and is not involved in the deliberations of the Compensation Committee.

The Compensation Committee makes all decisions with respect to compensation of all of our NEOs, including the allocation between long-term and current compensation, subject to review by the full Board. Our Compensation Committee meets outside of the presence of our Chief Executive Officer when reviewing and determining his compensation.

Role of the Compensation Consultant

The Compensation Committee has the authority from the Board for the appointment, compensation and oversight of the Company’s outside compensation consultant. The Compensation Committee generally engages a compensation consultant every other year to assist the Compensation Committee with its responsibilities related to the Company’s executive compensation programs. In 2010, the Compensation Committee engaged Pearl Meyer, an independent compensation consultant, to provide summary compensation information regarding the compensation to be awarded to the Company’s executive officers for the fiscal year ended December 31, 2010 (the “2010 Report”). Pearl Meyer also assisted the Company with the definition of its executive compensation strategy, provided market benchmark information, supported the design of incentive compensation plans and provided regulatory and governance guidance. In connection with the retention, the Compensation Committee determined that Pearl Meyer had the necessary experience, skill and independence to advise the Committee. Pearl Meyer does not provide services to the Company other than under its engagement by the Compensation Committee related to compensation matters. Pearl Meyer received approximately $21,000 for the 2010 Report and its related services and does not provide any other services to the Company.

The Compensation Committee reviewed the 2010 Report when evaluating the Company’s executive compensation program for the fiscal year ended December 31, 2010. Given the Company’s complex business requiring investment professionals with specialized knowledge and experience, coupled with the fact that many of the Company’s direct competitors for such talent are venture capital funds, venture debt funds or private equity firms, mezzanine lenders, hedge funds and other specialty finance companies, including certain specialized commercial banks, specific compensation information with respect to the Company’s direct competitors typically is not publicly available. The compensation consultant, together with inputs from the Chief Executive Officer and the Compensation Committee, developed a list of comparative group companies, primarily other BDCs, based on market size, industries, geographic regions and other factors to be used for compensation and financial analyses. The compensation consultant incorporated data from the comparative group companies as well as supplemental data from broader market survey sources that focused on the venture capital and private equity industries as part of its analysis. Through this process, the Compensation Committee benchmarks the Company’s compensation for NEOs, including the CEO, to competitive market data. The Compensation Committee considered the 2010 Report and the referenced surveys and the comparative group companies as one factor in determining compensation for our NEOs.

The comparative group utilized by Pearl Meyer in its 2010 Report included ten internally managed companies, six of which are BDCs. The Compensation Committee primarily looked to the comparative group companies to perform compensation comparisons. Comparative group companies included the following:

American Capital, Ltd.	Triangle Capital Corporation
Main Street Capital Corporation	Harris & Harris Group, Inc.
SVB Financial Group	Redwood Trust, Inc.
Bridge Capital Holdings	Kohlberg Capital Corporation
MCG Capital Corporation	Safeguard Scientifics Inc.

Many of our direct competitors for talent are private partnerships without external financial reporting requirements. As a result, specific compensation with respect to most competitors typically is not publicly available. The Compensation Committee utilized the information contained in and the recommendations provided by Pearl Meyer in the 2010 Report when evaluating the Company’s executive compensation program for the fiscal year ended December 31, 2010.

Company Compensation Policies

The Compensation Committee reviews performance factors which relate to achieving corporate objectives when approving the compensation provided to our NEOs. Compensation levels for NEOs are determined based on their performance and the achievement of certain corporate objectives and executive performance factors that have been established to achieve our short-term and long-term corporate objectives. In approving the individual compensation for the Company’s NEOs, the Compensation Committee considers the total compensation to be awarded to each NEO and exercises discretion in approving the portion allocated to the various performance factors of total compensation. We believe that the focus on total compensation provides the ability to align compensation decisions with short-term and long-term needs of the business. This approach also allows for the flexibility needed to recognize differences in performance by providing differentiated compensation plans to the NEOs. In determining the 2010 compensation packages for the Company’s NEOs, the Compensation Committee considered certain attributes, specifically the demonstrated skill level, including special or unique knowledge, cumulative experience, level of responsibility, decision making authority, and caliber of overall performance. Based on these considerations, the Compensation Committee approved what it believed to be the appropriate short-term cash and long-term equity compensation for each of our NEOs.

Short-term cash is designed and awarded in an amount appropriate to compensate for annual performance relating to short-term goals that NEOs should be rewarded for in the year performed. Long-term equity incentives are intended to reward for long-term objectives in a manner that ties NEOs’ compensation to the continued success of the Company.

Use of Comparative Compensation Data

The Compensation Committee considers comparative data in approving our NEOs’ compensation. However, comparative data is not a determinative factor in setting compensation. The Compensation Committee annually reviews comparative compensation data, including reports provided by our outside compensation consultant. Comparative compensation data reviewed by the Compensation Committee also includes certain of the Company’s NEO’s salary history, scope of responsibilities and promotion history, and other factors deemed relevant by the Compensation Committee as discussed below. The Compensation Committee uses the comparative compensation data to obtain an overview of all elements of actual and potential future compensation for its NEOs so that the Compensation Committee may analyze individual elements of compensation as well as the aggregate total amount of actual and projected compensation for each NEO. The use of comparative compensation data also enables the Compensation Committee to consider total compensation for all NEOs together with the attributes discussed above when considering internal pay equity among each of the Company’s NEOs.

Upon review, the Compensation Committee determined that 2010 annual compensation amounts and awards for our NEOs were within a reasonable range with the compensation amounts and awards of our listed comparative group companies, including the CEO who was in the 75th percentile, and were appropriately aligned with the Compensation Committee’s expectations.

Internal Pay Equity Analysis

Our compensation program is designed with the goal of providing compensation to our NEOs that is fair, reasonable, and competitive. To achieve this goal, we believe it is important to compare compensation paid to each NEO not only with compensation in our comparative group companies, as discussed above, but also with compensation paid to each of our other NEOs. Such an internal comparison is important to ensure that compensation is equitable among our NEOs.

As part of the Compensation Committee review, we made a comparison of our Chief Executive Officer’s total compensation paid for the three-year period ending December 31, 2010 against that paid to our other NEOs during the same years. Upon review, the Compensation Committee determined that the Chief Executive Officer’s compensation relative to that of the other NEOs was justified relative to the compensation paid to our other NEOs because of his level and scope of responsibilities, expertise and performance history, and other factors deemed relevant by the Compensation Committee as compared to the other NEOs. The Compensation Committee also reviewed the mix of the individual elements of compensation paid to the NEOs for the three-year period. In the course of its review, the Compensation Committee also considered the individual performance of each NEO and any changes in responsibilities of the NEO. Based on its review, the Compensation Committee determined that our Chief Executive Officer’s total compensation comprised of base salary, annual cash bonus and long-term equity incentive and retention awards was properly aligned in comparison to total compensation paid to the other NEOs.

Benchmarking

We do not specifically benchmark the compensation of our NEOs against that paid by other companies with publicly traded securities. This is because we believe that our primary competitors in both our business and for recruiting executives are venture capital funds, private equity firms, mezzanine lenders, hedge funds and other specialty finance companies, including certain specialized commercial banks. Many of these entities do not publicly report the compensation of their executive officers nor do they typically report publicly information on their corporate performance. While various salary surveys, such as those noted above and from other private sources may become available to us with regard to these private equity firms, we believe that without accurate, publicly disclosed information on these private entities that would serve as benchmarks, it is inappropriate for us to set formal benchmarking procedures.

Assessment of Corporate Performance

The global capital markets have experienced a period of disruption as evidenced by a lack of liquidity in the debt capital markets, write-offs in the financial services sector, the re-pricing of credit risk and the failure of certain major financial institutions. Despite actions of the U.S. federal government and foreign governments, these events contributed to worsening general economic conditions that have materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. While indicators suggest improvement in the capital markets, these conditions could deteriorate in the future. During such market disruptions, we may have difficulty raising debt or equity capital especially as a result of regulatory constraints.

At the same time, the venture capital market for the technology-related companies in which we invest has been active and is continuing to show signs of increased investment activity in 2010 as compared to 2009. Therefore, to the extent we have capital available, we believe this is an opportune time to invest in the structured lending market for technology-related companies. Today’s economy creates potentially new attractive lending opportunities and we believe that the market for technology-related companies in 2011 is improving as evidenced by the improved IPO market in 2010 as compared to the previous two years.

We considered 2010 to be a year for rebuilding our investment portfolio, as compared to 2009 when we were more heavily focused on credit management given the unprecedented disruption in the global capital markets. We achieved several strategic and corporate objectives in 2010, such as growing our investment portfolio, adding to our borrowing capacity, increasing liquidity through a capital raise, and strengthening our management and investment professional teams, amongst other objectives. In reviewing and approving the 2010 discretionary annual cash bonuses for the NEOs, the Compensation Committee considered the relative achievement of these strategic and corporate objectives, executive performance factors and individual performance of each of our NEOs, as critical to achieving our short-term and long-term corporate objectives. Listed below are the most significant performance factors for 2010 taken into account:

•	total investment income;

•	total net investment income;

•	realized and unrealized gains and losses;

•	yield to maturity and effective yield of the investment portfolio;

•	overall credit performance of the total investment portfolio;

•	building liquidity;

•	operating efficiency performance;

•	growth of the overall investment portfolio;

•	adding resources and expanding the organizations at all levels, including adding and retaining our NEOs within the organization as the organization continues to grow;

•	improving and innovating the Company’s information systems;

•	maintaining appropriate dividend distributions to stockholders;

•	raising additional debt capital;

•	raising additional equity;

•	return on average assets; and

•	return on average equity.

We delivered improved portfolio and investment growth for fiscal year 2010 as seen in the year over year comparison set forth below. Please see “Management’s Discussion and Analysis of Financial Conditions and Results of Operations” for a more detailed description of our fiscal year 2010 results.

	Fiscal Year 2010 (in thousands)	Fiscal Year 2009 (in thousands)	Change %
Investments	$472.0	$374.7	26.0%
Total Assets	$591.2	$509.0	16.1%
Total Net Assets	$412.5	$366.5	12.6%

In 2010, we delivered the following portfolio and financial highlights:

•	achieved a record year for new commitments of approximately $523.0 million, up 189% for 2009;

•	funded approximately $322.0 million in investments, up 237% compared with 2009;

•	grew total investment assets 26.0% year over year to approximately $472.0 million as of December 31, 2010, compared to $375.0 million as of December 31, 2009;

•

improved the credit quality of our total portfolio. On a scale of 1-5, 1 being the highest credit quality, we finished 2010 with an average credit rating of 2.21 as compared to 2.71 at the end of 2009;

•

received approximately $196.1 million of principal repayments, including $114.5 million of early principal repayments, $26.0 million in working capital pay-downs, and $55.6 million in scheduled principal repayments;

•	ended 2010 with total unfunded debt commitments of approximately $117.0 million;

•	generated net investment income of approximately $29.4 million, or $0.80 per share on 36.2 million basic shares outstanding;

•	recorded DNOI of approximately $32.1 million, or $0.89 per share on 36.2 million basic weighted shares;

•

finished 2010 in a strong liquidity position with approximately $232.0 million in available liquidity, including $107.0 million in cash, $55.0 million in SBA commitments, and $70.0 million in credit facilities;

•	entered into a $20.0 million credit facility with Union Bank;

•	obtained a second license to operate a Small Business Investment Company, allowing access to an additional $75.0 million of capital;

•	repurchased approximately 402,833 shares of common stock at an accretive price to book value 3.7 million at the time of repurchase;

•	completed an accretive capital raise resulting in gross proceeds of approximately $71.9 million; and

•	distributed $0.80 per share of dividends to stockholders, 100% from earnings and profits. Total return to stockholders during 2010 was approximately 7.70%.

Stock Ownership Guidelines

The Company implemented stock ownership guidelines which are outlined in the Company’s Corporate Governance Guidelines. The Company has implemented stock ownership guidelines because it believes that material stock ownership by executives plays a role in effectively aligning the interests of these employees with those of our stockholders and strongly motivates executives to build long-term stockholder value. Pursuant to the Company’s stock ownership guidelines, each member of senior management is required to beneficially own at least two times the individual’s annual salary in Company stock, based on market value, within three years of joining the Company. The Board may make exceptions to this requirement based on particular circumstances. Each NEO has exceeded his respective guideline as of December 31, 2010.

Determination of 2010 Annual Base Salaries of Our NEOs

NEO compensation is determined based on the achievement of specific corporate and individual performance objectives discussed above. In determining the amount of each NEO’s base salary, the Compensation Committee considers the scope of their responsibilities, taking into account available competitive market compensation paid by other companies for similar positions as discussed above. The Compensation Committee considered the Chief Executive Officer’s experience, performance, and contribution to our overall corporate performance when determining his base salary for 2010. Base salaries for our other NEOs were also set by the Compensation Committee, together with the Chief Executive Officer’s input, based upon each NEO’s individual experience and contribution to the overall performance of our Company.

Base salaries for the NEOs are intended to be competitive with the compensation paid to executives with comparable qualifications, experience and responsibilities in the same or similar businesses of comparable size. In order to attract and retain the outstanding levels of executives that we need, the Compensation Committee reviews the Company’s base salaries relative to those offered by other comparative group companies, venture capital funds and private equity firms, mezzanine lenders, hedge funds, and other specialty finance companies, including certain specialized commercial banks. Variation relative to the salaries of the listed comparative group companies and venture capital funds, private equity firms, mezzanine lenders, hedge funds and other specialty finance companies, including certain specialized commercial banks is made in the judgment of management and/or the Compensation Committee, as appropriate, based on the value of the NEO’s experience, performance, change in role or responsibility or specific skill set. Upon review, the Compensation Committee determines whether adjustments to certain NEO’s salaries are necessary to realign salaries with the market for a given position, to recognize NEO’s assumption of significant additional responsibilities and related performance increases, or to achieve an appropriate compensation level due to promotion or other internal equity matters. The

Compensation Committee makes all decisions with respect to the base salary compensation of the Chief Executive Officer and together with the Company’s Chief Executive Officer evaluates and approves the Company’s other NEOs’ salary compensation. Our Compensation Committee meets outside of the presence of our Chief Executive Officer when reviewing and determining his base salary compensation.

The following is a table of the annual base salaries for our NEOs as set during the preceding two years:

	Fiscal Year 2010 Base Salary(1)	Fiscal Year 2009 Base Salary
Manuel A. Henriquez	$700,000	$700,000
David M. Lund	$250,000	$250,000
Scott Harvey	$210,000	$210,000
Samir Bhaumik	$270,000	$270,000
Parag I. Shah	$315,000	$315,000

(1)	Effective April 1, 2011, the base salaries for our Chief Executive Officer and the NEOs were increased by 5% and 7%, respectively.

Determination of 2010 Annual Cash Bonus for Our NEOs

Over the course of the year the Compensation Committee, together with input from our Chief Executive Officer, developed a specific bonus pool for the 2010 operating year to be available for our discretionary annual cash bonus program. The amount determined to be available for this bonus program was at the discretion of the Compensation Committee, and was dependent upon many factors as outlined previously, including, but not limited to, our current financial performance and performance related contributions of our NEOs in achieving our performance objectives.

The annual cash bonus is “at risk” discretionary compensation that is designed to motivate our NEOs to achieve financial and non-financial goals that are consistent with the Company’s 2010 operating plan. “At risk” discretionary compensation means that it is up to the Compensation Committee to determine whether any cash bonus amount will be awarded to any of our NEOs. In approving the amount of a NEO’s variable compensation—the annual cash bonus—the Compensation Committee reviews the Chief Executive Officer’s evaluation of the performance of each NEO and considers each NEO’s performance in light of the factors identified above. Within those guidelines, the Compensation Committee considers the overall funding available for such cash bonus awards, the performance of NEOs and the desired mix between the various components of total compensation. Discretion is exercised in determining the overall total compensation to be awarded to the NEOs. As a result, the amounts delivered in the form of an annual cash bonus are designed to work together in conjunction with base salary to deliver an appropriate total cash compensation level to the NEOs.

We believe that the discretionary design of our variable cash compensation program supports our overall compensation objectives by allowing for significant differentiation of cash compensation based on executive performance and by providing the flexibility necessary to ensure that overall compensation packages for our NEOs are competitive relative to our market.

We typically determine and award cash bonuses for our NEOs during the first quarter of the following year. In evaluating the performance of our NEOs to arrive at their 2010 cash bonus awards, the Compensation Committee considered the performance factor achievements against our corporate objectives as discussed above under “Assessment of Corporate Performance.” The Compensation Committee also reviewed the Chief Executive Officer’s evaluation of the NEOs’ performance achievements. When an NEO’s performance exceeds expectations and performance goals established during the year, actual cash bonus compensation for the NEO may exceed the specified bonus pool amount at the discretion of our Compensation Committee.

After due deliberation, the Compensation Committee awarded Messrs. Henriquez, Lund, Harvey, Bhaumik and Shah the following annual cash bonuses relating to their performance during the year ending December 31, 2010:

2010 Annual Cash Bonus
Manuel A. Henriquez	$925,000
David M. Lund	—
Scott Harvey	$50,000
Samir Bhaumik	$125,000
Parag I. Shah	$210,000

Long-term Equity Retention and Incentive Awards

Our principal objective in awarding stock option and/or restricted stock awards to eligible NEOs is to retain and align each NEO’s interests with our success and the financial interests of our stockholders by linking a portion of such NEO’s compensation with the Company’s long-term goals. We continue to believe that the use of stock and stock-based awards offers the best approach to achieving our retention and long-term performance goals. Our equity program is designed to encourage NEOs to work with a long-term view of the Company’s performance and to reinforce their long-term affiliation with the Company by imposing vesting schedules over several years of employment. The Compensation Committee awards stock option and/or restricted stock awards on a discretionary basis and such awards depend in each case on the performance of the NEOs under consideration, and in the case of new hires, their potential performance. Stock option awards are priced at the closing price of the stock on the date the Compensation Committee meets and the grant is issued.

Determination of 2009 and 2010 Long-term Equity Incentive Awards for Our NEOs

The Compensation Committee reviewed the performance of our NEOs following the end of our 2009 fiscal year relative to the long-term equity incentive and retention awards program the Compensation Committee administers. As a result of these deliberations, in March 2010, the Compensation Committee awarded the following long-term equity incentive and retention awards, in the form of restricted stock to our NEOs related to their 2009 year’s performance as set forth in the table below. The value of the restricted stock was determined to be the Company’s closing price on March 16, 2010 or March 24, 2010, the date of the grant. Each restricted stock award vests as to 25% of the award one year after the date of grant and ratably over the succeeding 36 months subject to a four year forfeiture schedule. No stock options were awarded to our NEOs for the 2009 fiscal year.

	Grant Date	2010 Restricted Stock Awards	Fair Value of Restricted Stock Awards
Manuel A. Henriquez	03/24/2010	225,000	$2,362,500
David M. Lund	03/16/2010	5,000	$51,350
Scott Harvey	03/16/2010	10,000	$102,700
Samir Bhaumik	03/16/2010	60,000	$616,200
Parag I. Shah	03/16/2010	105,000	$1,078,350
Parag I. Shah	03/24/2010	25,000	$262,500

The Compensation Committee reviewed the performance of our NEOs following the end of our 2010 fiscal year relative to the long-term equity incentive and retention awards program the Compensation Committee administers. As a result of these deliberations, the Compensation Committee awarded the following long-term equity incentive and retention awards, in the form of restricted stock to our NEOs related to their 2010 year’s performance as set forth in the table below. The value of the restricted stock for Messrs. Henriquez, Lund, Harvey, Bhaumik and Shah was determined to be the Company’s closing price on March 30, 2011, the date of their grants. Each restricted stock award vests 25% of the award one year after the date of grant and ratably over the succeeding 36 months subject to a four year forfeiture schedule. No stock options were awarded to our NEOs for the 2010 fiscal year.

	Grant Date	2011 Restricted Stock Awards	Fair Value of Restricted Stock Awards
Manuel A. Henriquez	03/30/2011	125,000	$1,395,000
David M. Lund	—	—	—
Scott Harvey	03/30/2011	4,000	$44,640
Samir Bhaumik	03/30/2011	45,000	$502,200
Parag I. Shah	03/30/2011	62,500	$697,500

Potential Payments Upon Termination or Change of Control

No NEO or employee of the Company has a written employment or severance agreement.

Upon specified covered transactions (as defined in the 2004 Equity Incentive Plan), in which there is an acquiring or surviving entity, the Board may provide for the assumption of some or all outstanding awards, or for the grant of new awards in substitution, by the acquirer or survivor or an affiliate of the acquirer or survivor, in each case on such terms and subject to such conditions as the Board determines. In the absence of such an assumption or if there is no substitution, except as otherwise provided in the award, each award will become fully exercisable prior to the covered transaction on a basis that gives the holder of the award a reasonable opportunity, as determined by the Board, to participate as a stockholder in the covered transaction following exercise, and the award will terminate upon consummation of the covered transaction. A covered transaction includes the following: (i) a merger or other transaction in which the Company is not the surviving corporation or which results in the acquisition of all or substantially all of the Company’s then outstanding common stock by a single person or entity or by a group of persons and/or entities; (ii) a sale of substantially all of the Company’s assets; (iii) a dissolution or liquidation of the Company; or (iv) a change in a majority of the Board’s composition unless approved by a majority of the directors continuing in office.

Risk Assessment of the Compensation Programs

The Board believes that risks arising from our compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on the Company. We have designed our compensation programs, including our incentive compensation plans, with specific features to address potential risks while rewarding employees for achieving long-term financial and strategic objectives through prudent business judgment and appropriate risk taking. The “Compensation Discussion and Analysis” section describes generally our compensation policies and practices that are applicable for executive and management employees. The Company uses common variable compensation designs across all employees of the Company with a significant focus on individual performance and contribution along with achievement of certain corporate objectives as generally described in this Proxy Statement.

In view of the current economic and financial environment, the Compensation Committee and our Board reviewed our compensation programs to assess whether any aspect of the programs would encourage any of our employees to take any unnecessary or inappropriate risks that could threaten the value of the Company. The Compensation Committee has designed our compensation programs to reward our employees for achieving annual profitability and long-term increase in stockholder value.

The Board recognizes that the pursuit of corporate objectives possibly leads to behaviors that could weaken the link between pay and performance, and, therefore, the correlation between the compensation delivered to employees and the return realized by stockholders. Accordingly, the Compensation Committee has designed our executive compensation program to mitigate these possibilities and to ensure that our compensation practices and decisions are consistent with our risk profile. These features include the following:

•	the financial performance objectives of our annual cash incentive program that are the budgeted objectives that are reviewed and approved by the Board;

•	bonus payouts that are not based solely on corporate performance objectives, but also require achievement of individual performance objectives;

•	the financial opportunity in our long-term incentive program that is best realized through long-term appreciation of our stock price, which mitigates excessive short-term risk-taking;

•	annual cash bonuses that are paid in one installment after the end of the fiscal year to which the bonus payout relates; and

•	final decision making by the Compensation Committee and the Board on all awards.

Additionally, the Compensation Committee considered an assessment of compensation-related risks for all of our employees. Based on this assessment, the Compensation Committee concluded that our compensation programs do not create risks that are reasonably likely to have a material adverse effect on the Company. In making this evaluation, the Compensation Committee reviewed the key design elements of our compensation programs in relation to industry “best practices,” as well as the means by which any potential risks may be mitigated, such as through our internal controls and oversight by management and the Board. In addition, management completed an inventory of incentive programs below the executive level and reviewed the design of these incentives and concluded that such incentive programs do not encourage excessive risk-taking.

Executive Compensation Tables

Summary Compensation Table

The following table provides information concerning the compensation of the Company’s Chairman and Chief Executive Officer, Chief Financial Officer and the three other most highly compensated executive officers for fiscal 2010, 2009 and 2008.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	All Other Compensation ($)(5)	Total ($)
Manuel A. Henriquez	2010	$700,000	$925,000	$2,362,500	—	$226,812	$4,214,312
Chairman & Chief Executive	2009	$700,000	$1,350,000	$421,000	$96,025	$132,500	$2,699,525
Officer	2008	$700,000	$1,175,000	$686,250	$232,137	$60,375	$2,853,762

David M. Lund	2010	$250,000	—	$51,350	—	$31,700	$333,050
Chief Financial Officer	2009	$250,000	$85,000	$105,250	$24,966	$38,000	$503,216
	2008	$250,000	$170,000	$195,200	$33,162	$19,320	$667,682

Scott Harvey	2010	$210,000	$50,000	$102,700	—	$31,250	$393,950
Secretary and Chief Legal	2009	$210,000	$75,000	$84,200	$7,682	$31,700	$408,582
Officer	2008	$210,000	$125,000	$183,000	$13,928	$18,300	$550,228

Samir Bhaumik	2010	$270,000	$125,000	$616,200	—	$72,500	$1,083,700
Senior Managing Director	2009	$270,000	$165,000	$126,300	$24,966	$44,300	$630,566
	2008	$270,000	$160,000	$312,070	$71,287	$28,500	$841,857

Parag I. Shah	2010	$315,000	$210,000	$1,340,850	—	$130,450	$1,996,300
Senior Managing Director	2009	$315,000	$340,000	$189,450	$96,025	$63,200	$1,003,675
	2008	$315,000	$340,000	$491,650	$201,845	$43,120	$1,391,615

(1)	Salary column amounts represent base salary compensation received by each NEO for the listed fiscal year.
(2)	Bonus column amounts represent the annual cash bonus earned during the fiscal year and awarded and paid out during the first quarter of the following fiscal year.
(3)	The amounts reflect the aggregate grant date fair value of stock awards made to our NEOs during the applicable year computed in accordance with FASB ASC Topic 718. The grant date fair value of each restricted stock is measured based on the closing price of our common stock on the date of grant.
(4)	The amount reflects the aggregate grant date fair value of option awards made to our NEOs during the applicable year computed in accordance with FASB ASC Topic 718. The fair value of each option grant is estimated based on the fair market value on the date of grant and using the Black-Scholes-Merton option pricing model.
(5)	Represents matching contributions of $6,500 in 2010 and 2009 and a matching contribution of $3,000 in 2008 to each NEO to its 401(k) plan. Dividends to Messrs. Henriquez, Lund, Harvey, Bhaumik and Shah in the amount of $220,312, $25,200, $24,750, $66,000 and $123,950, respectively, were paid on unvested restricted stock awards during 2010. Dividends on unvested restricted stock awards paid to Messrs. Henriquez, Lund, Harvey, Bhaumik and Shah were $126,000, $31,500, $25,200, $37,800 and $56,700, respectively, during 2009. Dividends on unvested restricted stock awards paid to Messrs. Henriquez, Lund, Harvey, Bhaumik and Shah were $57,375, $16,320, $15,300, $25,500 and $40,120, respectively, during 2008. NEOs did not receive any other perquisites or personal benefits from the Company.

Grants of Plan Based Awards

The following table sets forth certain information with respect to the restricted stock awards granted during the fiscal year ended December 31, 2010 to each of our NEOs. No stock options were awarded to our NEOs during the fiscal year ended December 31, 2010.

Name and Principal Position	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units(1)	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Restricted Stock Awards	Grant Date Fair Value of Stock and Option Awards(2)
Manuel A. Henriquez	03/24/2010	225,000	—	$10.50	$2,362,500
Chairman and Chief Executive Officer

David M. Lund	03/16/2010	5,000	—	$10.27	$51,350
Chief Financial Officer

Scott Harvey	03/16/2010	10,000	—	$10.27	$102,700
Secretary and Chief Legal Officer

Samir Bhaumik	03/16/2010	60,000	—	$10.27	$616,200
Senior Managing Director

Parag I. Shah	03/16/2010	105,000	—	$10.27	$1,078,350
Senior Managing Director	03/24/2010	25,000	—	$10.50	$262,500

(1)	Restricted stock awards vest 25% one year after the date of grant and ratably over the succeeding 36 months. When payable, dividends are paid on a current basis on the unvested shares.
(2)	The amounts reflect the aggregate grant date fair value of restricted stock awards made to our NEOs during 2010 computed in accordance with FASB ASC Topic 718.

Outstanding Equity Awards at Fiscal Year End

The following table shows outstanding stock option awards classified as exercisable and unexercisable and stock awards as of December 31, 2010 for each of the named executive officers:

Name and Principal Position	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable(1)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested(5)
Manuel A. Henriquez	125,000	—		$15.00	06/23/11	—	—
Chairman and Chief Executive Officer	605,000	—		$13.00	06/17/12	—	—
	97,400	—		$12.14	06/16/13	—	—
	450,000	—		$14.02	01/25/14	—	—
	236,787	13,929	(2)	$12.20	02/25/15	—	—
	20,834	104,167	(4)	$4.21	03/17/16	—	—
	—	—		—	—	28,125	$291,375
	—	—		—	—	56,251	$582,760
	—	—		—	—	225,000	$2,331,000

David M. Lund	40,000	—		$13.00	07/15/12	—	—
Chief Financial Officer	45,000	—		$12.14	06/16/13	—	—
	35,000	—		$14.02	01/25/14	—	—
	33,827	1,990	(2)	$12.20	02/25/15	—	—
	37,917	27,083	(4)	$4.21	03/17/16	—	—
	—	—		—	—	8,000	$82,880
	—	—		—	—	14,063	$145,692
	—	—		—	—	5,000	$51,800

Scott Harvey	12,821	—		$15.00	06/23/11	—	—
Chief Legal Officer	141,000	—		$13.00	06/17/12	—	—
	30,000	—		$12.14	06/16/13	—	—
	30,000	—		$14.02	01/25/14	—	—
	14,208	835	(2)	$12.20	02/25/15	—	—
	2,775	8,325	(4)	$4.21	03/17/16	—	—
	—	—		—	—	7,500	$77,700
	—	—		—	—	11,250	$116,550
	—	—		—	—	10,000	$103,600

Samir Bhaumik	6,000	—		$15.00	12/13/11	—	—
Senior Managing Director	38,000	—		$13.00	06/17/12	—	—
	93,900	—		$12.14	06/16/13	—	—
	12,000	—		$14.02	01/25/14	—	—
	67,654	3,979	(2)	$12.20	02/25/15	—	—
	4,668	1,332	(3)	$10.49	08/15/15	—	—
	3,611	27,073	(4)	$4.21	03/17/16	—	—
	—	—		—	—	11,500	$119,140
	—	—		—	—	1,500	$15,540
	—	—		—	—	16,875	$174,825
	—	—		—	—	60,000	$621,600

Parag I. Shah	5,500	—		$15.00	12/13/11	—	—
Senior Managing Director	38,000	—		$13.00	06/17/12	—	—
	94,400	—		$12.14	06/16/13	—	—
	80,000	—		$14.02	01/25/14	—	—
	192,814	11,341	(2)	$12.20	02/25/15	—	—
	12,057	3,443	(3)	$10.49	08/15/15	—	—
	33,401	104,157	(4)	$4.21	03/17/16	—	—
	—	—		—	—	18,000	$186,480
	—	—		—	—	2,500	$25,900
	—	—		—	—	25,313	$262,242
	—	—		—	—	105,000	$1,087,800
	—	—		—	—	25,000	$259,000

(1)	Options expiring in 2011, 2012, 2013 and 2014 were 100% vested on the date of grant. All other options generally vest 33% one year after the date of grant and the remainder will vest ratably over the succeeding 24 months. All options may be exercised for a period ending seven years after the date of grant.
(2)	The options vested 33% on February 25, 2009 and then ratably on a monthly basis ending February 25, 2011.
(3)	The options vested 33% on August 15, 2009 and then ratably on a monthly basis ending August 15, 2011.
(4)	The options vested 33% on March 17, 2010 and then ratably on a monthly basis ending March 17, 2012.
(5)	Market value is computed by multiplying the closing market price of the Company’s stock at December 31, 2009 by the number of shares.

Options Exercised and Restricted Stock Vested

The following table sets forth certain information with respect to options exercised and the shares of restricted stock that vested during the fiscal year ended December 31, 2010 to each of our NEOs.

	Option Awards		Stock Awards
Name and Principal Position	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting
Manuel A. Henriquez	124,999	$737,494	57,812	$581,396
Chairman & Chief Executive Officer

David M. Lund	—	—	14,937	$150,028
Chief Financial Officer

Scott Harvey	8,900	$53,667	12,500	$125,345
Secretary and Chief Legal Officer

Samir Bhaumik	34,316	$211,730	19,625	$196,413
Senior Managing Director

Parag I. Shah	112,442	$581,815	29,937	$299,437
Senior Managing Director

Equity Compensation Plan Information

The following table sets forth information as of December 31, 2010 with respect to compensation plans under which the Company’s equity securities are authorized for issuance:

Plan Category	(a) Number of Securities to be issued upon exercise of outstanding options, restricted stock and warrants	(b) Weighted-average exercise price of outstanding options, restricted stock and warrants	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by stockholders:
2004 Equity Incentive Plan	4,664,849	$11.33	796,382
2006 Non-Employee Director Plan	65,000	$10.88	913,332
Equity compensation plans not approved by stockholders	—	—	—
Total	5,108,766	$11.27	1,709,714

2004 Equity Incentive Plan

Our Board and our stockholders have approved the 2004 Equity Incentive Plan for the purpose of attracting and retaining the services of executive officers, directors and other key employees. Under the 2004 Equity Incentive Plan our Compensation Committee may award incentive stock options (“ISOs”), within the meaning of Section 422 of the Code, and non-qualified stock options to employees and employee directors. The following is a summary of the material features of the 2004 Equity Incentive Plan.

Under the 2004 Equity Incentive Plan, we have authorized for issuance up to 7,000,000 shares of common stock of which 350,329 were available for issuance as of April 18, 2011. Participants in the 2004 Equity Incentive Plan may receive awards of options to purchase our common stock and/or restricted shares, as determined by our Compensation Committee. Options granted under the 2004 Equity Incentive Plan generally may be exercised for a period of no more than ten years from the date of grant unless the option agreement provides for an earlier expiration. Unless sooner terminated by our Board, the 2004 Equity Incentive Plan will terminate on the tenth anniversary of its adoption and no additional awards may be made under the 2004 Equity Incentive Plan after that date. The 2004 Equity Incentive Plan provides that all awards granted under the plan are subject to modification as required to ensure that such awards do not conflict with the requirements of the 1940 Act applicable to us.

Options granted under the 2004 Equity Incentive Plan will entitle the optionee, upon exercise, to purchase shares of common stock from us at a specified exercise price per share. ISOs must have a per share exercise price of no less than the fair market value of a share of stock on the date of the grant or, if the optionee owns or is treated as owning (under Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of our stock, 110% of the fair market value of a share of stock on the date of the grant. Nonstatutory stock options granted under the 2004 Equity Incentive Plan must have a per share exercise price of no less than the fair market value of a share of stock on the date of the grant. Options will not be transferable other than by laws of descent and distribution, or in the case of nonstatutory stock options, by gift, and will generally be exercisable during an optionee’s lifetime only by the optionee.

Under the 2004 Equity Incentive Plan, we are permitted to issue shares of restricted stock to all key employees of the Company and its affiliates consistent with such terms and conditions as the Board shall deem appropriate. Our Board determines the time or times at which such shares of restricted stock will become exercisable and the terms on which such shares will remain exercisable. Any shares of restricted stock for which forfeiture restrictions have not vested at the point at which the participant terminates his employment will terminate immediately and such shares will be returned to the Company and will be available for future awards under this plan.

Our Board administers the 2004 Equity Incentive Plan and has the authority, subject to the provisions of the 2004 Equity Incentive Plan, to determine who will receive awards under the 2004 Equity Incentive Plan and the terms of such awards. The Board has the authority to adjust the number of shares available for awards, the number of shares subject to outstanding awards and the exercise price for awards following the occurrence of events such as stock splits, dividends, distributions and recapitalizations. The exercise price of an option may be paid in the form of shares of stock that are already owned by such option holder.

Upon specified covered transactions (as defined in the 2004 Equity Incentive Plan), all outstanding awards under the 2004 Equity Incentive Plan may either be assumed or substituted for by the surviving entity. If the surviving entity does not assume or substitute similar awards, the awards held by the participants will be accelerated in full and then terminated to the extent not exercised prior to the covered transaction.

On March 30, 2011 the Board granted 125,000 shares, 4,000 shares, 45,000 shares and 62,500 shares of restricted stock to Messrs. Henriquez, Harvey, Bhaumik and Shah, respectively.

2006 Non-Employee Director Plan

Our Board and our stockholders have approved the 2006 Non-Employee Director Plan. Under current SEC rules and regulations applicable to BDCs absent exemptive relief, a BDC may not grant options or shares of restricted stock to non-employee directors. On February 15, 2007, we received exemptive relief from the SEC to permit us to grant options to non-employee directors as a portion of their compensation for service on our Board. On May 23, 2007, we received exemptive relief from the SEC to permit us to grant shares of restricted stock to non-employee directors as a portion of their compensation for service on our Board. The following is a summary of the material features of the 2006 Non-Employee Director Plan.

The Company has instituted the 2006 Non-Employee Director Plan for the purpose of advancing the interests of the Company by providing for the grant of awards under the 2006 Non-Employee Director Plan to eligible non-employee directors. Under the 2006 Non-Employee Director Plan, we have authorized for issuance up to 1,000,000 shares of common stock of which 913,332 shares were available for issuance as of April 18, 2011. The 2006 Non-Employee Director Plan authorizes the issuance to non-employee directors of non-statutory stock options (“NSOs”) to purchase shares of common stock at a specified exercise price per share and/or restricted stock. NSOs granted under the 2006 Non-Employee Director Plan will have a per share exercise price of no less than the current market value of a share of stock as determined in good faith by the Board on the date of the grant. The amount of the options that may be granted are limited by the terms of the 2006 Non-Employee Director Plan, which prohibits any grant that would cause the Company to be in violation of Section 61(a)(3) of the 1940 Act.

Under the 2006 Non-Employee Director Plan, non-employee directors will each receive an initial grant of an option to purchase 10,000 shares of stock upon initial election to such position. The options granted will vest over two years, in equal installments on each of the first two anniversaries of the date of grant, provided that the non-employee director remains in service on such dates. In addition, each non-employee director shall automatically be granted an option to purchase 15,000 shares of stock on the date of such non-employee director’s re-election to the Board and such grant will vest over three years, in equal installments on each of the first three anniversaries of the date of grant, provided that the non-employee director remains in service on such dates. The Compensation Committee has, subject to SEC approval, the authority to determine from time to time which of the persons eligible under the 2006 Non-Employee Director Plan shall be granted awards; when and how each award shall be granted, including the time or times when a person shall be permitted to exercise an award; and the number of shares of stock with respect to which an award shall be granted to such person. The exercise price of options granted under the 2006 Non-Employee Director Plan is set at the closing price of the Company’s market price on the Nasdaq Global Select Market as of the date of grant and will not be adjusted unless the Company receives an exemptive order from the SEC or written confirmation from the staff of the SEC that the Company may do so (except for adjustments resulting from changes in the Company’s capital structure, such as stock dividends, stock splits and reverse stock splits).

Unless sooner terminated by the Board, the 2006 Non-Employee Director Plan will terminate on May 29, 2016 and no additional awards may be made under the 2006 Non-Employee Director Plan after that date. The 2006 Non-Employee Director Plan provides that all awards granted under the 2006 Non-Employee Director Plan are subject to modification as required to ensure that such awards do not conflict with the requirements of the 1940 Act.

The Compensation Committee will determine the period during which any options granted under the 2006 Non-Employee Director Plan shall remain exercisable, provided that no option will be exercisable after the expiration of ten years from the date on which it was granted. Options granted under the 2006 Non-Employee Director Plan are not transferable other than by will or the laws of descent and distribution, or by gift, and will generally be exercisable during a non-employee director’s lifetime only by such non-employee director. In general, any portion of any options that are not then exercisable will terminate upon the termination of the non-employee director’s services to the Company. Generally, any portion of any options that are exercisable at the time of the termination of the non-employee director’s services to the Company will remain exercisable for the lesser of (i) a period of three months (or one year if the non-employee director’s services to the Company terminated by reason of the non-employee director’s death) or (ii) the period ending on the latest date on which such options could have been exercised had the non-employee director’s services to the Company not terminated. In addition, if the Board determines that a non-employee director’s service to the Company terminated for reasons that cast such discredit on the non-employee director as to justify immediate termination of the non-employee director’s options, then all options then held by the non-employee director will immediately terminate.

Under the 2006 Non-Employee Director Plan, we also are permitted to issue shares of restricted stock to our non-employee directors. Upon initial election to such position, non-employee directors will automatically be granted 3,333 shares of restricted stock. The forfeiture restrictions for such initial shares of restricted stock will vest as to one-half of such shares on the first anniversary of the date of grant and as to an additional one-half of the restricted stock on the second anniversary of the date of grant. In addition, each non-employee director shall automatically be granted 5,000 shares of restricted stock on the date of such non-employee director’s re-election to the Board and the forfeiture restrictions on such shares will vest as to one-third of such shares on the anniversary of such grant over three years, provided that the non-employee director remains in service on such dates.

The Compensation Committee administers the 2006 Non-Employee Director Plan. If there is a change in the capital structure of the Company by reason of a stock dividend, stock split or combination of shares (including a reverse stock split), recapitalization or other change in the Company’s capital structure, the Board will make appropriate adjustments to the number and class of shares of stock subject to the 2006 Non-Employee Director Plan and each option outstanding under it. In the event of a consolidation, merger, stock sale, a sale of all or substantially all of the Company’s assets, a dissolution or liquidation of the Company or other similar events (a “Covered Transaction”), the Board may provide for the assumption of some or all outstanding options or for the grant of new substitute options by the acquirer or survivor. If no such assumption or substitution occurs, all outstanding options will become exercisable prior to the Covered Transaction and will terminate upon consummation of the Covered Transaction.

The Board may, subject to SEC prior approval, at any time or times amend the 2006 Non-Employee Director Plan or any outstanding award for any purpose which may at the time be permitted by law, and may at any time terminate the 2006 Non-Employee Director Plan as to any future grants of awards; provided, that except as otherwise expressly provided in the 2006 Non-Employee Director Plan the Board may not, without the participant’s consent, alter the terms of an award so as to affect adversely the participant’s rights under the award, unless the Board expressly reserved the right to do so at the time of the grant of the award. In 2010, no options or restricted shares were granted to the Board as there were no non-employee directors re-elected to the Board.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth, as of May 18, 2011, the beneficial ownership of each current director, each nominee for director, the Company’s executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and includes voting or investment power with respect to the securities. Common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of May 18, 2011 are deemed to be outstanding and beneficially owned by the person holding such options or warrants. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Percentage of ownership is based on 43,842,193 shares of common stock outstanding as of May 18, 2011.

Unless otherwise indicated, to our knowledge, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder, except to the extent authority is shared by spouses under applicable law, and maintains an address of c/o Company. Our address is 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301.

The Company’s directors are divided into two groups—interested directors and independent directors. Interested directors are “interested persons” as defined in Section 2(a)(19) of the 1940 Act.

Name and Address of Beneficial Owner	Number of Shares Owned Beneficially(1)	Percentage of Class
Principal Stockholders
BlackRock Inc.(2)(3) 40 E. 52nd Street New York, NY 10055	2,502,931	5.7%

T. Rowe Price Associates, Inc.(2)(4) 100 E. Pratt Street Baltimore, MD 21202	2,413,190	5.5%

Interested Director
Manuel A. Henriquez(5)	2,787,626	6.4%

Independent Directors
Robert P. Badavas(6)	97,661	*
Joseph W. Chow(7)	109,576	*
Allyn C. Woodward, Jr.(8)	159,905	*

Executive Officers
Samir Bhaumik(9)	458,751	1.0%
Scott Bluestein(10)	7,500	*
H. Scott Harvey(11)	301,656	*
David M. Lund(12)(15)	232,865	*
Parag I. Shah(13)	797,711	1.8%
Jessica Baron(14)(16)	70,025	*
Executive officers and directors as a group(17)	5,023,276	11.5%

*	Less than 1%.
(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934.
(2)	Information about the beneficial ownership of our principal stockholders is derived from filings made by them with the SEC.
(3)	Information is based on a Schedule 13G/A filed with the SEC on February 4, 2011. BlackRock, Inc. holds shares of the Company as a parent holding company or control person for BlackRock Japan Co. Ltd., BlackRock Institutional Trust Company, N.A., BlackRock Fund Advisors, BlackRock Asset Management Australia Limited, BlackRock Advisors, LLC, BlackRock Investment Management, LLC and BlackRock Asset Management Ireland Limited.

(4)	Information is based on a Schedule 13G/A filed with the SEC on February 10, 2011. T. Rowe Price Associates, Inc. (“Price Associates”) is an investment advisor registered under Section 203 of the Investment Advisors Act of 1940. Price Associates does not serve as custodian of the assets of any of its clients; accordingly, in each instance only the client or the client’s custodian or trustee bank has the right to receive dividends paid with respect to, and proceeds from the sale of, the securities of the Company that are owned by Price Associates. The ultimate power to direct the receipt of dividends paid with respect to, and the proceeds from the sale of, such securities, is vested in the individual and institutional clients which Price Associates serves as investment adviser. Any and all discretionary authority which has been delegated to Price Associates may be revoked in whole or in part at any time.
(5)	Includes 1,590,616 shares of common stock that can be acquired upon the exercise of outstanding options and 348,960 shares of restricted stock. Includes shares of our common stock held by certain trusts controlled by Mr. Henriquez.
(6)	Includes 20,000 shares of common stock that can be acquired upon the exercise of outstanding options and 1,666 shares of restricted common stock.
(7)	Includes 20,000 shares of common stock that can be acquired upon the exercise of outstanding options and 1,666 shares of restricted common stock.
(8)	Includes 20,000 shares of common stock that can be acquired upon the exercise of outstanding options and 3,333 shares of restricted common stock.
(9)	Includes 241,806 shares of common stock that can be acquired upon the exercise of outstanding options and 108,500 shares of restricted common stock.
(10)	Shares of restricted common stock.
(11)	Includes 234,969 shares of common stock that can be acquired upon the exercise of outstanding options and 24,001 shares of restricted common stock.
(12)	Includes 159,427 shares of common stock that can be acquired upon the exercise of outstanding options and 19,001 shares of restricted common stock.
(13)	Includes 507,574 shares of common stock that can be acquired upon the exercise of outstanding options and 187,230 shares of restricted common stock.
(14)	Includes 42,953 shares of common stock that can be acquired upon the exercise of outstanding options and 17,855 shares of restricted common stock.
(15)	On May 18, 2011, Mr. Lund announced his resignation, effective May 31, 2011, from his position as Vice President of Finance and Chief Financial Officer of the Company.
(16)	Effective June 1, 2011, the Company’s Board of Directors appointed Jessica Baron as Vice President of Finance and Interim Chief Financial Officer of the Company.
(17)	Includes 2,794,392 shares of common stock that can be acquired upon the exercise of outstanding options and 701,857 shares of restricted stock.

The following table sets forth as of May 18, 2011, the dollar range of our securities owned by our directors and portfolio management employees.

Name	Dollar Range of Equity Securities in the Company(1)
Independent Directors:
Robert P. Badavas	over $100,000
Joseph W. Chow	over $100,000
Allyn C. Woodward, Jr.	over $100,000
Interested Director/Portfolio Management Employee:
Manuel A. Henriquez	over $100,000
Portfolio Management Employees:
Samir Bhaumik	over $100,000
Scott Bluestein	$50,000 – $100,000
Scott Harvey	over $100,000
David M. Lund(2)	over $100,000
Parag I. Shah	over $100,000
Jessica Baron(3)	over $100,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended.
(2)	On May 18, 2011, Mr. Lund announced his resignation, effective May 31, 2011, from his position as Vice President of Finance and Chief Financial Officer of the Company.
(3)	Effective June 1, 2011, the Company’s Board of Directors appointed Jessica Baron as Vice President of Finance and Interim Chief Financial Officer of the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In the ordinary course of business, we enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations, close or remote, between the proposed portfolio investment, us, companies controlled by us and our employees and directors.

The Company will not enter into any agreements unless and until we are satisfied that no affiliations prohibited by the 1940 Act exist or, if such affiliations exist, the Company has taken appropriate actions to seek Board review and approval or exemptive relief for such transaction.

CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain material U.S. federal income tax considerations relating to our qualification and taxation as a RIC and the acquisition, ownership and disposition of our common stock, but does not purport to be a complete description of the income tax considerations relating thereto. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of investors subject to special treatment under U.S. federal income tax laws, including investors subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, financial institutions, traders in securities that elect to use the mark-to-market method of accounting for securities holdings, persons subject to the alternative minimum tax, United States expatriates, United States persons with a functional currency other than the U.S. dollar, persons that hold notes as part of an integrated investment (including a “straddle”), “controlled foreign corporations,” “passive foreign investment companies,” or corporations that accumulate earnings to avoid United States federal income tax. This summary is limited to beneficial owners of our common stock that will hold our common stock as a capital assets (within the meaning of the Code). The discussion is based upon the Code, temporary and final U.S. Treasury regulations, and administrative and judicial interpretations, each as of the date hereof and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service (the “IRS”) regarding our common stock. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. Investors treated as a partnership for U.S. federal income tax purposes (or investors that are partners in such a partnership), are encouraged to consult with their own tax advisors with respect to the tax consequences relating to the purchase, ownership and disposition of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in the notes and our common stock will depend on the facts of their particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in tax laws.

Election to be Taxed as a RIC

Through December 31, 2005, we were subject to Federal income tax as an ordinary corporation under subchapter C of the Code. Effective beginning on January 1, 2006 we met the criteria specified below to qualify as a RIC, and elected to be treated as a RIC under Subchapter M of the Code with the filing of our federal income tax return for 2006. As a RIC, we generally will not have to pay corporate taxes on any income we distribute to our stockholders as dividends, which allows us to reduce or eliminate our corporate level tax. On December 31, 2005, immediately before the effective date of our RIC election, we held assets with “built-in gain,” which are assets whose fair market value as of the effective date of the election exceeded their tax basis as of such date. We elected to recognize all of our net built-in gains at the time of the conversion and paid tax on the built-in gain with the filing of our 2005 federal income tax return. In making this election, we marked our portfolio to market at the time of our RIC election and paid approximately $294,000 in tax on the resulting gains.

Taxation as a Regulated Investment Company

For any taxable year in which we:

•	qualify as a RIC; and

•	distribute at least 90% of our net ordinary income and realized net short-term gains in excess of realized net long-term capital losses, if any (the “Annual Distribution Requirement”);

we generally will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain (i.e., net realized long-term capital gains in excess of net realized short-term capital losses) that we distribute to stockholders with respect to that year. As described above, we made the election to recognize built-in gains as of the effective date of our election to be treated as a RIC and therefore will not be subject to built-in gains tax when we sell those assets. However, if we subsequently acquire built-in gain assets from a C corporation in a carryover basis transaction, then we may be subject to tax on the gains recognized by us on dispositions of such assets unless we make a special election to pay corporate-level tax on such built-in gain at the time the assets are acquired. We will be subject to United States federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.

In order to qualify as a RIC for federal income tax purposes and obtain the tax benefits of RIC status, in addition to satisfying the Annual Distribution Requirement, we must, among other things:

•	have in effect at all times during each taxable year an election to be regulated as business development company under the 1940 Act;

•

derive in each taxable year at least 90% of our gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities and (b) net income derived from an interest in a “qualified publicly traded partnership” (the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•

at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of such issuer; and

•

no more than 25% of the value of our assets is invested in (i) securities (other than U.S. government securities or securities of other RICs) of one issuer, (ii) securities of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) securities of one or more “qualified publicly traded partnerships” (the “Diversification Tests”).

Qualified earnings may exclude such income as management fees received in connection with our SBIC or other potential outside managed funds and certain other fees.

Pursuant to a recent revenue procedure issued by the IRS, the IRS has indicated that it will treat distributions from certain publicly traded RICs (including BDCs) that are paid part in cash and part in stock as dividends that would satisfy the RIC’s annual distribution requirements and qualify for the dividends paid deduction for income tax purposes. In order to qualify for such treatment, the revenue procedure requires that at least 10% of the total distribution be paid in cash and that each shareholder have a right to elect to receive its entire distribution in cash. If the number of shareholders electing to receive cash would cause cash distributions in excess of 10%, then each shareholder electing to receive cash would receive a proportionate share of the cash to be distributed (although no shareholder electing to receive cash may receive less than 10% of such shareholder’s distribution in cash). This revenue procedure applies to distributions made with respect to taxable years ending prior to January 1, 2012. Taxable stockholders receiving such dividends will be required to include the full amount of the dividend as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. In situations where this revenue procedure is not applicable, the Internal Revenue Service has also issued private letter rulings on cash/stock dividends paid by RICs and real estate investment trusts using a 20% cash standard (instead of the 10% cash standard of the revenue procedure) if certain requirements are satisfied. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale.

As a RIC, we will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the 1-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding year (the “Excise Tax Avoidance Requirements”). We will not be subject to excise taxes on amounts on which we are required to pay corporate income tax (such as retained net capital gains). Depending on the level of taxable income earned in a tax year, we may choose to carry over taxable income in excess of current year distributions from such taxable income into the next tax year and pay a 4% excise tax on such income, as required. The maximum amount of excess taxable income that may be carried over for distribution in the next year under the Code is the total amount of dividends paid in the following year, subject to certain declaration and payment guidelines. To the extent we choose to carry over taxable income into the next tax year, dividends declared and paid by us in a year may differ from taxable income for that year as such dividends may include the distribution of current year taxable income, the distribution of prior year taxable income carried over into and distributed in the current year, or returns of capital.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or back-end fee interest, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement, even though we will not have received any corresponding cash amount.

Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

We are authorized to borrow funds and to sell assets in order to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement (collectively, the “Distribution Requirements”). However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation—Senior Securities; Coverage Ratio.” We may be restricted from making distributions under the terms of our debt obligations themselves unless certain conditions are satisfied. Moreover, our ability to dispose of assets to meet the Distribution Requirements may be limited by (1) the illiquid nature of our portfolio, or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Distribution Requirements, we may make such dispositions at times that, from an investment standpoint, are not advantageous. If we are prohibited from making distributions or are unable to obtain cash from other sources to make the distributions, we may fail to qualify as a RIC, which would result in us becoming subject to corporate-level federal income tax.

In addition, we will be partially dependent on our SBIC subsidiaries for cash distributions to enable us to meet the RIC Distribution Requirements. Our SBIC subsidiaries may be limited by the Small Business Investment Act of 1958, and SBA regulations governing SBICs, from making certain distributions to us that may be necessary to maintain our status as a RIC. We may have to request a waiver of the SBA’s restrictions for our SBIC subsidiaries to make certain distributions to maintain our RIC status. We cannot assure you that the SBA will grant such waiver. If our SBIC subsidiaries are unable to obtain a waiver, compliance with the SBA regulations may cause us to fail to qualify as a RIC, which would result in us becoming subject to corporate-level federal income tax.

Any transactions in options, futures contracts, constructive sales, hedging, straddle, conversion or similar transactions, and forward contracts will be subject to special tax rules, the effect of which may be to accelerate income to us, defer losses, cause adjustments to the holding periods of our investments, convert long-term capital gains into short-term capital gains, convert short-term capital losses into long-term capital losses or have other tax consequences. These rules could affect the amount, timing and character of distributions to stockholders. We do not currently intend to engage in these types of transactions.

A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses). If our expenses in a given year exceed gross taxable income (e.g., as the result of large amounts of equity-based compensation), we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years and such net operating losses do not pass through to the RIC’s stockholders. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. A RIC may not use any net capital losses (that is, realized capital losses in excess of realized capital gains) to offset the RIC’s investment company taxable income, but may carry forward such losses, and use them to offset capital gains indefinitely. Due to these limits on the deductibility of expenses, and net capital losses, we may for tax purposes have aggregate taxable income for several years that we are required to distribute and that is taxable to our stockholders even if such income is greater than the aggregate net income we actually earned during those years. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions.

Investment income received from sources within foreign countries, or capital gains earned by investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle us to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of our assets to be invested within various countries is not now known. We do not anticipate being eligible for the special election that allows a RIC to treat foreign income taxes paid by such RIC as paid by its shareholders.

If we acquire stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), We could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by us is timely distributed to our shareholders. We would not be able to pass through to our shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires us to recognize taxable income or gain without the concurrent receipt of cash. We intend to limit and/or manage our holdings in passive foreign investment companies to minimize our tax liability. Foreign exchange gains and losses realized by us in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to our stockholders. Any such transactions that are not directly related to our investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which a RIC must derive at least 90% of its annual gross income.

Taxation of U.S. Stockholders

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for United States federal income tax purposes:

•

a citizen or individual resident of the United States including an alien individual who is a lawful permanent resident of the United States or meets the “substantial presence” test under Section 7701(b) of the Code;

•

a corporation or other entity taxable as a corporation, for United States federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

•

a trust if (1) a court in the United States has primary supervision over its administration and one or more U.S. persons has the authority to control all substantial decisions of such trust or (2) if such trust validly elects to be treated as a U.S. person for federal income tax purposes; or

•	an estate, the income of which is subject to United States federal income taxation regardless of its source.

For federal income tax purposes, distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. For taxable years beginning on or before December 31, 2012, to the extent such distributions paid by us are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions may be reported by us as “qualified dividend income” eligible to be taxed in the hands of non-corporate stockholders at the rates applicable to long-term capital gains, provided holding period and other requirements are met at both the stockholder and company levels. In this regard, it is anticipated that distributions paid by us generally will not be attributable to dividends and, therefore, generally will not be qualified dividend income. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as longterm capital gains (currently at a maximum rate of 15% in the case of individuals, trusts or estates), regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

We currently intend to retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but to designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a tax credit equal to his, her or its allocable share of the tax paid thereon by us. Since we expect to pay tax on any retained net capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by non-corporate stockholders on long-term capital gains, the amount of tax that non-corporate stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. For federal income tax purposes, the tax basis of shares owned by a stockholder will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the stockholder’s gross income and the tax deemed paid by the stockholder as described in this paragraph. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of the deduction for ordinary income and capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

For taxable years beginning on or before December 31, 2012, individual U.S. stockholders are subject to a maximum federal income tax rate of 15% on their net capital gain (i.e. , the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year) including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. In addition, for taxable years beginning after December 31, 2012, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice reporting the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 15% “qualified dividend income” rate). Distributions may also be subject to additional state, local, and foreign taxes depending on a U.S. stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the corporate dividends-received deduction or the preferential rate applicable to “qualified dividend income.”

In some taxable years, we may be subject to the alternative minimum tax (“AMT”). If we have tax items that are treated differently for AMT purposes than for regular tax purposes, we may apportion those items between us and our stockholders, and this may affect our stockholder’s AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the Internal Revenue Service, we may apportion these items in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless we determine that a different method for a particular item is warranted under the circumstances. You should consult your own tax advisor to determine how an investment in our stock could affect your AMT liability.

We may be required to withhold federal income tax (“backup withholding”) from all distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom the Internal Revenue Service (the “IRS”) notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is timely provided to the IRS.

Dividend Reinvestment Plan We have adopted a dividend reinvestment plan through which all dividend distributions are paid to our stockholders in the form of additional shares of our common stock, unless a stockholder elects to receive cash in accordance with the terms of the plan. See “Dividend Reinvestment Plan”. Any distributions made to a U.S. stockholder that are reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted tax basis in the additional shares of our common stock purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Taxation of Non-U.S. Stockholders

A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a U.S. stockholder or a partnership (including an entity treated as a partnership) for U.S. federal income tax purposes.

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in our common stock.

In general, dividend distributions (other than certain distributions derived from net long-term capital gains) paid by us to a Non-U.S. stockholder are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a Non-U.S. stockholder directly, would not be subject to withholding. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if an income tax treaty applies, attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States), we will not be required to withhold federal income tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. stockholders. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.)

For taxable years beginning prior to January 1, 2012, except as provided below, we generally are not required to withhold any amounts with respect to certain distributions of (i) U.S.-source interest income, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent we properly report such distributions. In respect of distributions described in clause (i) above, we are required to withhold amounts with respect to distributions to a Non-U.S. stockholder:

•	that had not provided a satisfactory statement that the beneficial owner is not a U.S. person;

•	to the extent that the dividend is attributable to certain interest on an obligation if the Non-U.S. stockholder is the issuer or is a 10% stockholder of the issuer;

•	that is within certain foreign countries that have inadequate information exchange with the United States; or

•

to the extent the dividend is attributable to interest paid by a person that is a related person of the Non-U.S. stockholder and the Non-U.S. stockholder is a “controlled foreign corporation” for United States federal income tax purposes.

This special exemption from withholding tax on certain distributions expired on January 1, 2012. No assurance can be given as to whether this exemption will be extended for taxable years beginning on or after January 1, 2012, or whether any of our distributions will be reported as eligible for this special exemption from withholding tax. Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are This special exemption from withholding tax on certain distributions expired on January 1, 2012. No assurance can be given as to whether this exemption will be extended for taxable years beginning on or after January 1, 2012, or whether any of our distributions will be reported as eligible for this special exemption from withholding tax.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States), or in the case of an individual stockholder, the stockholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute or successor form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Recently enacted legislation that becomes effective after December 31, 2012, generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the United States Treasury to report certain required information with respect to accounts held by

United States persons (or held by foreign entities that have United States persons as substantial owners). The types of income subject to the tax include U.S. source interest and dividends and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. When these provisions become effective, depending on the status of a Non-U.S. Holder and the status of the intermediaries through which they hold their units, Non-U.S. Holders could be subject to this 30% withholding tax with respect to distributions on their units and proceeds from the sale of their units. Under certain circumstances, a Non-U.S. Holder might be eligible for refunds or credits of such taxes.

Non-U.S. persons should consult their own tax advisors with respect to the United States federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a Regulated Investment Company

If we fail to satisfy the 90% Income Test or the Diversification Tests for any taxable year, we may nevertheless continue to qualify as a RIC for such year if certain relief provisions are applicable (which may, among other things, require us to pay certain corporate-level federal taxes or to dispose of certain assets).

If we were unable to qualify for treatment as a RIC and the foregoing relief provisions are not applicable, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Such distributions (if made in a taxable year beginning on or before December 31, 2012) would be taxable to our stockholders and, provided certain holding period and other requirements were met, could qualify for treatment as “qualified dividend income” eligible for the 15% maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributions would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent 10 years, unless we made a special election to pay corporate-level tax on such built-in gain at the time of our requalification as a RIC.

REGULATION

The following discussion is a general summary of the material prohibitions and descriptions governing business development companies generally. It does not purport to be a complete description of all of the laws and regulations affecting business development companies.

A business development company primarily focuses on investing in or lending to private companies and making managerial assistance available to them. A business development company provides stockholders with the ability to retain the liquidity of a publicly-traded stock, while sharing in the possible benefits of investing in emerging-growth, expansion-stage or established-stage companies. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their directors and officers and principal underwriters and certain other related persons and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company’s shares present at a meeting if more than 50% of the outstanding shares of such company are present or represented by proxy, or (ii) more than 50% of the outstanding shares of such company.

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

(1)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

(a)	is organized under the laws of, and has its principal place of business in, the United States;

(b)	is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c)	does not have any class of securities listed on a national securities exchange; or if it has securities listed on a national securities exchange such company has a market capitalization of less than $250 million; is controlled by the business development company and has an affiliate of a business development company on its board of directors; or meets such other criteria as may be established by the SEC.

(2)	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(3)	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(4)	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(5)	Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

Control, as defined by the 1940 Act, is presumed to exist where a business development company beneficially owns more than 25% of the outstanding voting securities of the portfolio company.

We do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any investment company (as defined in the 1940 Act), invest more than 5% of the value of our total assets in the securities of one such investment company or invest more than 10% of the value of our total assets in the securities of such investment companies in the aggregate. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses.

Significant Managerial Assistance

In order to count portfolio securities as qualifying assets for the purpose of the 70% test discussed above, a business development company must either control the issuer of the securities or must offer to make available significant managerial assistance; except that, where the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company through monitoring of portfolio company operations, selective participation in board and management meetings, consulting with and advising a portfolio company’s officers or other organizational or financial guidance.

Temporary Investments

Pending investment in other types of qualifying assets, as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we invest in U.S. treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests imposed on us by the Code in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. We will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Warrants and Options

Under the 1940 Act, a business development company is subject to restrictions on the amount of warrants, options, restricted stock or rights to purchase shares of capital stock that it may have outstanding at any time. In particular, the amount of capital stock that would result from the conversion or exercise of all outstanding warrants, options or rights to purchase capital stock cannot exceed 25% of the business development company’s total outstanding shares of capital stock. This amount is reduced to 20% of the business development company’s total outstanding shares of capital stock if the amount of warrants, options or rights issued pursuant to an executive compensation plan would exceed 15% of the business development company’s total outstanding shares of capital stock. We have received exemptive relief from the SEC permitting us to issue stock options and restricted stock to our employees and directors subject to the above conditions, among others. For a discussion regarding the conditions of this exemptive relief, see Note 7 to the Notes to our Consolidated Financial Statements for the year ended December 31, 2010.

Senior Securities; Coverage Ratio

We will be permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, we may not be permitted to declare any cash dividend or other distribution on our outstanding common shares, or purchase any such shares, unless, at the time of such declaration or purchase, we have asset coverage of at least 200% after deducting the amount of such dividend, distribution, or purchase price. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes. For a discussion of the risks associated with the resulting leverage, see “Risk Factors—Risks Related to Our Business Structure and Current Economic and Market Conditions—Because we borrow money, there could be increased risk in investing in our company.”

Capital Structure

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, at a price below the current net asset value of the common stock, or sell warrants, options or rights to acquire such common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in the best interests of the Company and our stockholders have approved the practice of making such sales. On June 9, 2010, our stockholders voted to allow us to issue up to an amount equal to 20% of our outstanding common stock at a price below our net asset value per share for a period of one year ending June 9, 2011. Our stockholders also approved a similar proposal at our 2008 and 2009 Annual Meetings of Stockholders. We have not conducted any public offering of our shares at a price below our net asset value. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount).

Code of Ethics

We have adopted and will maintain a code of ethics that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. Our code of ethics will generally not permit investments by our employees in securities that may be purchased or held by us. We may be prohibited under the 1940 Act from conducting certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, the prior approval of the SEC.

Our code of ethics is posted on our website at www.herculestech.com and was filed with the SEC as an exhibit to the registration statement (Registration No. 333-126604) for our initial public offering. You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the code of ethics is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549.

Privacy Principles

We are committed to maintaining the privacy of our stockholders and safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent).

We restrict access to non-public personal information about our stockholders to our employees with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

Proxy Voting Policies and Procedures

We vote proxies relating to our portfolio securities in the best interest of our stockholders. We review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by us. Although we generally vote against proposals that may have a negative impact on our portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.

Our proxy voting decisions are made by our investment committee, which is responsible for monitoring each of our investments. To ensure that our vote is not the product of a conflict of interest, we require that: (i) anyone involved in the decision making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Exemptive Relief

On June 21, 2005, we filed a request with the SEC for exemptive relief to allow us to take certain actions that would otherwise be prohibited by the 1940 Act, as applicable to business development companies. Specifically, we requested that the SEC permit us to issue stock options to our non-employee directors as contemplated by Section 61(a)(3)(B)(i)(II) of the 1940 Act. On February 15, 2007, we received approval from the SEC on this exemptive request. In addition, in June 2007, we filed an amendment to the February 2007 order to adjust the number of shares issued to the non-employee directors. On October 10, 2007, we received approval from the SEC on this amended exemptive request.

On April 5, 2007, we received exemptive relief from the SEC that permits us to exclude the indebtedness that our wholly-owned subsidiary, HT II, which is qualified as a small business investment company, issues to the Small Business Administration from the 200% asset coverage requirement applicable to us.

On May 2, 2007, we received approval from the SEC regarding our exemptive request permitting us to issue restricted stock to our employees, officers and directors. On June 21, 2007, our shareholders approved amendments to the 2004 Equity Incentive Plan and 2006 Non-Employee Incentive Plan permitting such restricted grants.

On June 22, 2010, we received approval from the SEC regarding our exemptive request permitting our employees to exercise their stock options and restricted stock and pay any related income taxes using a cashless exercise program.

Other

We will be periodically examined by the SEC for compliance with the 1934 Act and the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We are required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation. We have designated Mr. Harvey, our Chief Legal Officer, as our Chief Compliance Officer who is responsible for administering these policies and procedures.

Small Business Administration Regulations

HT II and HT III, our wholly-owned subsidiaries, are licensed by the SBA as SBICs under Section 301(c) of the Small Business Investment Act of 1958. Under the Small Business Investment Company Act and current SBA policy applicable to SBICs, a SBIC can have outstanding at any time SBA guaranteed debentures up to twice the amount of its regulatory capital.

As of March 31, 2011, the maximum statutory limit on the dollar amount of outstanding SBA guaranteed debentures issued by a single SBIC is $150.0 million, subject to periodic adjustments by the SBA. With our net investment of $75.0 million in HT II as of March 31, 2011, HT II has the current capacity to issue up to a total of $150.0 million of SBA guaranteed debentures, of which $125.0 million was outstanding. Currently, HT II has paid commitment fees of approximately $1.5 million. As of March 31, 2011, HT II had the potential to borrow up to $150.0 million of SBA-guaranteed debentures under the SBIC program. As of March 31, 2011, the maximum statutory limit on the dollar amount of combined outstanding SBA guaranteed debentures is $225.0 million, subject to periodic adjustments by the SBA. As of March 31, 2011, HT III had the potential to borrow up to $75.0 million of SBA-guaranteed debentures under the SBIC program. With our net investment of $37.5 million in HT III as of March 31, 2011, HT III has the capacity to issue a total of $75.0 million of SBA guaranteed debentures, subject to SBA approval, of which $38.75 million was outstanding at March 31, 2011. Currently, HT III has paid commitment fees of approximately $750,000. There is no assurance that HT II or HT III will be able to draw up to the maximum limit available under the SBIC program.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under present SBA regulations, eligible small businesses include businesses that have a tangible net worth not exceeding $18 million and have average annual fully taxed net income not exceeding $6.0 million for the two most recent fiscal years. In addition, SBICs must devote 25.0% of its investment activity to “smaller” concerns as defined by the SBA. A smaller concern is one that has a tangible net worth not exceeding $6.0 million and has average annual fully taxed net income not exceeding $2.0 million for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. Through its wholly-owned subsidiaries HT II and HT III, we plan to provide long-term loans to qualifying small businesses, and in connection therewith, make equity investments.

HT II and HT III are periodically examined and audited by the SBA’s staff to determine its compliance with SBIC regulations. If HT II or HT III fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit HT II’s or HT III’s use of debentures, declare outstanding debentures immediately due and payable, and/or limit HT II or HT III from making new investments. In addition, HT II or HT III may also be limited in their ability to make distributions to us if they do not have sufficient capital in accordance with SBA regulations. Such actions by the SBA would, in turn, negatively affect us because

HT II and HT III are our wholly owned subsidiaries. HT II and HT III were in compliance with the terms of the SBIC’s leverage as of March 31, 2011 as a result of having sufficient capital as defined under the SBA regulations. As of March 31, 2011, HT II and HT III could draw up to $25.0 million and $36.25 million, respectively, of additional leverage from SBA. The rates of borrowings under various draws from the SBA beginning in April 2007 and set semiannually in March and September range from 3.22% to 5.73%. In addition, the SBA charges a fee that is set annually, depending on the Federal fiscal year the leverage commitment was delegated by the SBA, regardless of the date that the leverage was drawn by the SBIC. The annual fees related to HT II debentures that pooled on September 22, 2010 were 0.406% and 0.285%, depending upon the year the underlying commitment was closed in. The annual fees on other debentures have been set at 0.906%. The average amount of debentures outstanding for the year ended December 31, 2010 for HT II was approximately $139.4 million with an average interest rate of approximately 5.11%. The average amount of debentures outstanding for the year ended December 31, 2010 for HT III was approximately $13.9 million with an average interest rate of approximately 3.215%. Interest is payable semiannually and there are no principal payments required on these issues prior to maturity. Debentures under the SBA generally mature ten years after being borrowed. Based on the initial draw down date of April 2007, the initial maturity of SBA debentures will occur in April 2017.

The SBA restricts the ability of SBICs to repurchase their capital stock. SBA regulations also include restrictions on a “change of control” or transfer of an SBIC and require that SBICs invest idle funds in accordance with SBA regulations. In addition, HT II and HT III may also be limited in their ability to make distributions to us if they do not have sufficient capital, in accordance with SBA regulations.

Our SBIC subsidiaries are subject to regulation and oversight by the SBA, including requirements with respect to maintaining certain minimum financial ratios and other covenants. Receipt of an SBIC license does not assure that our SBIC subsidiaries will receive SBA guaranteed debenture funding, which is dependent upon our SBIC subsidiaries continuing to be in compliance with SBA regulations and policies. The SBA, as a creditor, will have a superior claim to our SBIC subsidiaries’ assets over our stockholders in the event we liquidate our SBIC subsidiaries or the SBA exercises its remedies under the SBA-guaranteed debentures issued by our SBIC subsidiaries upon an event of default.

In January 2011, we repaid $25.0 million of SBA debentures under our first license, priced at approximately 6.63%, including annual fees. We recognized a fee expense of approximately $550,000 in connection with the repayment. In April 2011, we received approval from the SBA to borrow $25.0 million under a new capital commitment under our second license held by HT III. This commitment allows us to borrow to the maximum of $225.0 million under two SBIC licenses, subject to SBA approval.

DETERMINATION OF NET ASSET VALUE

We determine the net asset value per share of our common stock quarterly. The net asset value per share is equal to the value of our total assets minus liabilities and any preferred stock outstanding divided by the total number of shares of common stock outstanding. As of the date of this report, we do not have any preferred stock outstanding.

Our investments are carried at fair value in accordance with the 1940 Act and Accounting Standards Codification (“ASC”) topic 820 Fair Value Measures and Disclosures (formerly known as SFAS No. 157, Fair Value Measurements). At March 31, 2011, approximately 77.5% of our total assets represented investments in portfolio companies recorded at fair value, as determined by the Board of Directors. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the Board of Directors in accordance with established valuation procedures and the recommendation of the Valuation Committee of the Board of Directors. Since there is typically no readily available market value for the investments in our portfolio, we value substantially all of our investments at fair value as determined in good faith by our Board of Directors pursuant to a valuation policy and a consistent valuation process. Due to the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by our Board of Directors may differ significantly from the value that would have been used had a ready market existed for such investments, and the differences could be material.

Our Board of Directors may from time to time engage an independent valuation firm to provide us with valuation assistance with respect to certain of our portfolio companies on a quarterly basis. We intend to continue to engage an independent valuation firm to provide us with assistance regarding our determination of the fair value of selected portfolio investments each quarter unless directed by the Board of Directors to cancel such valuation services. The scope of the services rendered by an independent valuation firm is at the discretion of the Board of Directors. Our Board of Directors is ultimately and solely responsible for determining the fair value of our investments in good faith.

With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our board of directors has approved a multi-step valuation process each quarter, as described below:

(1) our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment;

(2) preliminary valuation conclusions are then documented and discussed with our investment committee;

(3) the valuation committee of the board of directors reviews the preliminary valuation of the investment committee and that of the independent valuation firm and responds to the valuation recommendation of the independent valuation firm to reflect any comments, if any; and

(4) the board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of, where applicable, the respective independent valuation firm and the valuation committee.

We adopted ASC 820 on January 1, 2008. ASC 820 establishes a framework for measuring the fair value of the assets and liabilities and outlines a fair value hierarchy which prioritizes the inputs used to measure fair value and the effect of fair value measures on earnings. ASC 820 also enhances disclosure requirements for fair value measurements based on the level within the hierarchy of the information used in the valuation. ASC 820 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value but doesn’t expand the use of fair value in any new circumstances. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The Company has categorized all investments recorded at fair value in accordance with ASC 820 based upon the level of judgment associated with the inputs used to measure their fair value. Hierarchical levels, defined by ASC 820 and directly related to the amount of subjectivity associated with the inputs to fair valuation of these assets and liabilities, are as follows:

Level 1—Inputs are unadjusted, quoted prices in active markets for identical assets at the measurement date. The types of assets carried at Level 1 fair value generally are equities listed in active markets.

Level 2—Inputs (other than quoted prices included in Level 1) are either directly or indirectly observable for the asset in connection with market data at the measurement date and for the extent of the instrument’s anticipated life. Fair valued assets that are generally included in this category are warrants held in a public company.

Level 3—Inputs reflect management’s best estimate of what market participants would use in pricing the asset at the measurement date. It includes prices or valuations that require inputs that are both significant to the fair value measurement and unobservable. Generally, assets carried at fair value and included in this category are the debt investments and warrants and equities held in a private company.

Debt Investments

The Company follows the guidance set forth in ASC 820 which establishes a framework for measuring the fair value of assets and liabilities and outlines a fair value hierarchy which prioritizes the inputs used to measure fair value and the effect of fair value measures on earnings. The Company’s debt securities are primarily invested in equity sponsored technology, life science and clean technology companies. Given the nature of lending to these types of businesses, the Company’s investments in these portfolio companies are considered Level 3 assets under ASC 820 because there is no known or accessible market or market indexes for these investment securities to be traded or exchanged.

We apply a procedure that assumes a sale of investment in a hypothetical market to a hypothetical market participant where buyers and sellers are willing participants. The hypothetical market does not include scenarios where the underlying security was simply repaid or extinguished, but includes an exit concept. Under the new process, the Company also evaluates the collateral for recoverability of the debt investments as well as apply all of its historical fair value analysis excluding its interest rate sensitivity analysis, which was replaced by the hypothetical market participant method, as discussed above. The Company uses pricing on recently issued comparable debt securities to determine the baseline hypothetical market yields as of the measurement date. The Company considers each portfolio company’s credit rating, security liens and other characteristics of the investment to adjust the baseline yield to derive a hypothetical yield for each investment. The anticipated future cash flows from each investment are then discounted at the hypothetical yield to estimate each investment’s fair value as of the measurement date.

The Company’s process includes, among other things, the underlying investment performance, the current portfolio company’s financial condition and market changing events that impact valuation, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date. If there is a significant deterioration of the credit quality of a debt investment, the Company may consider other factors to estimate fair value, including the proceeds that would be received in a liquidation analysis.

The Company records unrealized depreciation on investments when it believes that an investment has decreased in value, including where collection of a loan is doubtful or if under the in exchange premise when the value of a debt security were to be less than amortized cost of the investment. Conversely, where appropriate, the Company records unrealized appreciation if it believes that the underlying portfolio company has appreciated in value and, therefore, that its investment has also appreciated in value or if under the in exchange premise the value of a debt security were to greater than amortized cost.

When originating a debt instrument, the Company generally receives warrants or other equity-related securities from the borrower. The Company determines the cost basis of the warrants or other equity-related securities received based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt and warrants or other equity-related securities received. Any resulting discount on the loan from recordation of the warrant or other equity instruments is accreted into interest income over the life of the loan.

Equity-Related Securities and Warrants

Securities that are traded in the over-the-counter markets or on a stock exchange will be valued at the prevailing bid price at period end. We have a limited number of equity securities in public companies. In accordance with the 1940 Act, unrestricted publicly traded securities for which market quotations are readily available are valued at the closing market quote on the valuation date.

The Company estimates the fair value of warrants using a Black Scholes pricing model. At each reporting date, privately held warrant and equity related securities are valued based on an analysis of various factors including, but not limited to, the portfolio company’s operating performance and financial condition and general market conditions, price to enterprise value or price to equity ratios, discounted cash flow, valuation comparisons to comparable public companies or other industry benchmarks. When an external event occurs, such as a purchase transaction, public offering, or subsequent equity sale, the pricing indicated by that external event is utilized to corroborate the Company’s valuation of the warrant and equity related. The Company periodically reviews the valuation of its portfolio companies that have not been involved in a qualifying external event to determine if the enterprise value of the portfolio company may have increased or decreased since the last valuation measurement date.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan (the “DRP”), through which all dividend distributions are paid to our stockholders in the form of additional shares of our common stock, unless a stockholder elects to receive cash as provided below. In this way, a stockholder can maintain an undiluted investment in our common stock and still allow us to pay out the required distributable income.

No action is required on the part of a registered stockholder to receive a dividend distribution in shares of our common stock. A registered stockholder may elect to receive an entire dividend distribution in cash by notifying American Stock Transfer & Trust Company, the plan administrator and our transfer agent and registrar, so that such notice is received by the plan administrator no later than three days prior to the payment date for dividend distributions to stockholders. The plan administrator will set up an account for shares acquired through the DRP for each stockholder who has not elected to receive distributions in cash (each a “Participant”) and hold such shares in non-certificated form. Upon request by a Participant, received not less than three days prior to the payment date, the plan administrator will, instead of crediting shares to the Participant’s account, issue a certificate registered in the Participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We expect to use primarily newly-issued shares to implement the DRP, whether our shares are trading at a premium or at a discount to net asset value, although we have the option under the DRP to purchase shares in the market to fulfill DRP requirements. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the Nasdaq Global Market on the valuation date for such dividend distribution. Market price per share on that date will be the closing price for such shares on the Nasdaq Global Select Market or, if no sale is reported for such day, at the average of their electronically-reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There is no charge to our stockholders for receiving their dividend distributions in the form of additional shares of our common stock. The plan administrator’s fees for handling dividend distributions in stock are paid by us. There are no brokerage charges with respect to shares we have issued directly as a result of dividend distributions payable in stock. If a Participant elects by internet or by written or telephonic notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the Participant’s account and remit the proceeds to the Participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus brokerage commissions from the proceeds.

Any shares issued in connection with a stock split or stock dividend will be added to a Participant’s account with the Plan Administrator. The Plan Administrator may curtail or suspend transaction processing until the completion of such stock split or payment of such stock dividend.

Stockholders who receive dividend distributions in the form of stock generally are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their dividend distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend distribution from us will be equal to the total dollar amount of the dividend distribution payable to the stockholder.

The DRP may be terminated by us upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend distribution by us. All correspondence concerning the DRP, including requests for additional information, should be directed to the plan administrator by mail at American Stock Transfer & Trust Company, Attn: Dividend Reinvestment Department, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by phone at 1-866-669-9888.

DESCRIPTION OF CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary may not contain all of the information that is important to you, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Under the terms of our charter, our authorized capital stock consists of 100,000,000 shares of common stock, par value $0.001 per share, of which 43,842,193 shares are outstanding as of May 18, 2011. Under our charter, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock, and to cause the issuance of such shares, without obtaining stockholder approval. In addition, as permitted by the Maryland General Corporation Law, but subject to the 1940 Act, our charter provides that the Board of Directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

Title of Class	Amount Authorized	Amount Held by Company for its Account	Amount Outstanding
Common Stock, $0.001 par value per share	100,000,000	—	43,842,193

Common Stock

All shares of our common stock have equal rights as to earnings, assets, dividends and voting privileges, except as described below and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable.

Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of assets legally available therefor. Shares of our common stock have no conversion, exchange, preemptive or redemption rights. In the event of a liquidation, dissolution or winding up of Hercules Technology Growth Capital each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Our charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in any such capacity, except with respect to any matter as to which such person shall have been finally adjudicated in any proceeding not to have acted in good faith in the reasonable belief that their action was in our best interest or to be liable to us or our stockholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. Our charter also provides that, to the maximum extent permitted by Maryland law, with the approval of our Board of Directors and provided that certain conditions described in our charter are met, we may pay certain expenses incurred by any such indemnified person in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of such indemnified person to repay amounts we have so paid if it is ultimately determined that indemnification of such expenses is not authorized under our charter. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity, except with respect to any matter as to which such person shall have been finally adjudicated in any proceeding not to have acted in good faith in the reasonable belief that their action was in our best interest or to be liable to us or our stockholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. Our bylaws also provide that, to the maximum extent permitted by Maryland law, with the approval of our Board of Directors and provided that certain conditions described in our bylaws are met, we may pay certain expenses incurred by any such indemnified person in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of such indemnified person to repay amounts we have so paid if it is ultimately determined that indemnification of such expenses is not authorized under our bylaws.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

We currently have in effect a directors’ and officers’ insurance policy covering our directors and officers and us for any acts and omissions committed, attempted or allegedly committed by any director or officer during the policy period. The policy is subject to customary exclusions.

Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Our Board of Directors is divided into three classes of directors serving staggered three-year terms. The terms of the first, second and third classes will expire in 2011, 2012 and 2010, respectively. Upon expiration of their current terms, directors of each class are eligible to serve for three-year terms or until their successors are duly elected and qualify. Each year one class of directors will be elected by the stockholders. A classified board may render a change in control or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our charter provides that, except as otherwise provided in the bylaws, the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect each director. Our bylaws currently provide that directors are elected by a plurality of the votes cast in the election of directors. Pursuant to our charter and bylaws, our Board of Directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set only by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless the bylaws are amended, the number of directors may never be less than one nor more than 12. We have elected to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in the charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders

Under the Maryland General Corporation Law, stockholder action may be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not). These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meeting of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders shall be called by our secretary upon the written request of stockholders entitled to cast not less than a majority of all of the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 75% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least 75% of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by the stockholders entitled to cast a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as our current directors, as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board of Directors.

Our charter and bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Share Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights.

Control Share Acquisitions

The Maryland Control Share Acquisition Act (the “Control Share Act”) provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the Board of Directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock.

Business Combinations

Under the Maryland Business Combination Act (the “Business Combination Act”), “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

•

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the Board of Directors approved in advance the transaction by which such stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the Board of Directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the 5-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the Board of Directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•

two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the Board of Directors before the time that the interested stockholder becomes an interested stockholder. Our Board of Directors has adopted a resolution exempting any business combination between us and any other person from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Regulatory Restrictions

Our wholly-owned subsidiaries, HT II and HT III, have obtained SBIC licenses. The SBA prohibits, without prior SBA approval, a “change of control” or transfers which would result in any person (or group of persons acting in concert) owning 10% or more of any class of capital stock of a SBIC. A “change of control” is any event which would result in a transfer of the power, direct or indirect, to direct the management and policies of a SBIC, whether through ownership, contractual arrangements or otherwise.

PLAN OF DISTRIBUTION

We may offer, from time to time, up to 13,000,000 shares of our common stock. We may sell the shares of our common stock through underwriters, broker-dealers or agents or through a combination of any such methods of sale. Shares of our common stock may also be sold “at-the-market” to or through a market maker or into an existing trading market for shares, on an exchange or otherwise. Any underwriter or agent involved in the offer and sale of the shares of our common stock will be named in the applicable prospectus supplement.

The distribution of the shares of our common stock may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices. We also may, from time to time, authorize dealers or agents to offer and sell these securities upon such terms and conditions as may be set forth in the applicable prospectus supplement.

We may sell shares of our common stock at a price below net asset value per share if (1) our board of directors determines that such sale is in the Company’s best interests and our stockholders, (2) our stockholders approve the sale of our common stock at a price that is less than the current net asset value, and (3) the price at which our common stock is to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any sales load). We received such stockholder approval at our annual meeting on June 9, 2010. See “Sales of Common Stock Below Net Asset Value.”

In connection with the sale of the shares of our common stock, underwriters or agents may receive compensation from us or from purchasers of the shares of our common stock, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell shares of our common stock to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of shares of our common stock may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of shares of our common stock may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement.

Any common stock sold pursuant to a prospectus supplement will be quoted on the Nasdaq Global Select Market, or another exchange on which the common stock is traded.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of shares of our common stock may be entitled to indemnification by us or the selling shareholders against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us or the selling shareholders in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase shares of our common stock from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of shares of our common stock shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

In compliance with the guidelines of the Financial Industry Regulatory Authority, the maximum compensation to the underwriters or dealers in connection with the sale of shares of our common stock pursuant to this prospectus and the accompanying supplement to this prospectus may not exceed 8% of the aggregate offering price of the securities as set forth on the cover page of the supplement to this prospectus.

In order to comply with the securities laws of certain states, if applicable, shares of our common stock offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Because we generally acquire and dispose of our investments in privately negotiated transactions, we rarely use brokers in the normal course of business. In those cases where we do use a broker, we do not execute transactions through any particular broker or dealer, but will seek to obtain the best net results for Hercules, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we generally seek reasonably competitive execution costs, we may not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly upon brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if we determine in good faith that such commission is reasonable in relation to the services provided. For the years ended December 31, 2010, 2009 and 2008 we paid approximately $41,000, $49,000 and $80,000 in brokerage commissions, respectively.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Securities we hold in connection with our investments are held under a custody agreement with Union Bank of California. The address of the custodian is 475 Sansome Street, 15th Floor, San Francisco, California 94111. We have also entered into a custody agreement with U.S. Bank National Association, which is located at One Federal Street, Third Floor, Boston, Massachusetts 02110. The transfer agent and registrar for our common stock, American Stock Transfer & Trust Company, will act as our transfer agent, dividend paying and reinvestment agent and registrar. The principal business address of the transfer agent is 59 Maiden Lane, New York, New York 10038.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, D.C. Certain legal matters will be passed upon for underwriters, if any, by the counsel named in the prospectus supplement.

EXPERTS

The financial statements as of December 31, 2010 and for the year ended December 31, 2010 and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Report on Internal Control over Financial Reporting) as of December 31, 2010 included in this Prospectus have been so included in reliance on the report (which contains an adverse opinion on the effectiveness of internal control over financial reporting) of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The consolidated financial statements of the Company at December 31, 2009, and for each of the two years in the period ended December 31, 2009, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, and the information under the caption “Selected Financial Data” for each of the four years in the period ended December 31, 2009, appearing in this Prospectus and Registration Statement have been derived from consolidated financial statements audited by Ernst & Young LLP, as set forth in their report thereon appearing elsewhere herein. Such consolidated financial statements and selected financial data are included in reliance upon such reports given on the authority of such firms as experts in accounting and auditing.

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On September 9, 2010, we dismissed Ernst & Young LLP as our independent registered public accounting firm. During the fiscal years ended December 31, 2008 and 2009 and through September 9, 2010, there were no disagreements between us and Ernst & Young LLP with respect to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused it to make reference to the subject matter of such disagreements in its reports on the financial statements for such years. Nor were there any “reportable events” as such term is described in Item 304(a)(1)(v) of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended.

On September 9, 2010, we engaged PricewaterhouseCoopers LLP as our new independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2010. During the two most recent fiscal years and through September 9, 2010, the date of the engagement of PriceWaterhouseCoopers, neither we nor any person on our behalf has consulted with PriceWaterhouseCoopers with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements or (ii) any matter that was either the subject of a “disagreement” or a “reportable event” as such terms are described in Items 304(a)(1)(iv) or 304(a)(1)(v), respectively, of Regulation S-K promulgated under the Exchange Act. PricewaterhouseCoopers LLP’s principal business address is 300 Madison Avenue, New York, NY 10017.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

We file annual, quarterly and current periodic reports, proxy statements and other information with the SEC under the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement of which this prospectus forms a part and the related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Report of Independent Registered Public Accounting Firm

To Board of Directors and Shareholders of

Hercules Technology Growth Capital, Inc.

In our opinion, the consolidated statement of assets and liabilities, including the consolidated schedule of investments, as of December 31, 2010 and the related consolidated statements of operations, of changes in net assets, and of cash flows for the year then ended present fairly, in all material respects, the financial position of Hercules Technology Growth Capital, Inc. and its subsidiaries at December 31, 2010, and the results of their operations and their cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedule listed in the accompanying index presents fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. Also in our opinion, the Company did not maintain, in all material respects, effective internal control over financial reporting as of December 31, 2010, based on criteria established in Internal Control – Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) because a material weakness in internal control over financial reporting related to valuation of debt investments existed as of that date. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the annual or interim financial statements will not be prevented or detected on a timely basis. The material weakness referred to above is described in Management’s Report on Internal Control over Financial Reporting appearing under Item 9A. We considered this material weakness in determining the nature, timing, and extent of audit tests applied in our audit of the consolidated financial statements and our opinion regarding the effectiveness of the Company’s internal control over financial reporting does not affect our opinion on those consolidated financial statements. The Company’s management is responsible for these financial statements and financial statement schedule, for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting included in management’s report referred to above. Our responsibility is to express opinions on these financial statements, on the financial statement schedule, and on the Company’s internal control over financial reporting based on our integrated audit. We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement and whether effective internal control over financial reporting was maintained in all material respects. Our audit of the financial statements included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audit also included performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinions.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

/s/ PricewaterhouseCoopers LLP

San Francisco, California

March 25, 2011

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Shareholders

Hercules Technology Growth Capital, Inc.

We have audited the accompanying consolidated statements of assets and liabilities of Hercules Technology Growth Capital, Inc. (the Company) including the consolidated schedules of investments, as of December 31, 2009 and 2008, and the related consolidated statements of operations, changes in net assets and cash flows for each of the three years in the period ended December 31, 2009, and the consolidated financial highlights for each of the five years in the period ended December 31, 2009. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian or by other appropriate auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Hercules Technology Growth Capital, Inc. at December 31, 2009 and 2008, the consolidated results of its operations, changes in its net assets and its cash flows for each of the three years in the period ended December 31, 2009 and the consolidated financial highlights for each of the five years in the period ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), Hercules Technology Growth Capital, Inc.’s internal control over financial reporting as of December 31, 2009, based on criteria established in Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission and our report dated March 12, 2010 expressed an unqualified opinion thereon.

/s/ Ernst & Young LLP

San Francisco, California

March 12, 2010

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

(in thousands, except per share data)

	December 31, 2010	December 31, 2009
Assets
Investments:
Non-affiliate investments (cost of $445,782 and $357,880, respectively)	$428,782	$340,211
Affiliate investments (cost of $2,880 and $2,880, respectively)	3,069	2,274
Control investments (cost of $31,743 and $23,823, respectively)	40,181	32,184

Total investments, at value (cost of $480,405 and $384,583 respectively)	472,032	374,669
Cash and cash equivalents	107,014	124,828
Interest receivable	4,520	3,757
Other assets	7,681	5,713

Total assets	$591,247	$508,967

Liabilities
Accounts payable and accrued liabilities	8,716	11,852
Long-term SBA Debentures	170,000	130,600

Total liabilities	178,716	142,452

Net assets:
Common stock, par value	$43	$35
Capital in excess of par value	477,549	409,036
Unrealized appreciation (depreciation) on investments	(8,038)	(10,028)
Accumulated realized gains (losses) on investments	(51,033)	(28,129)
Distributions in excess of investment income	(5,990)	(4,399)

Total net assets	$412,531	$366,515

Total liabilities and net assets	$591,247	$508,967

Shares of common stock outstanding ($0.001 par value, 60,000 authorized)	43,444	35,634

Net asset value per share	$9.50	$10.29

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2010

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)

Acceleron Pharmaceuticals, Inc.	Drug Discovery	Preferred Stock Warrants		$69	$922
		Preferred Stock Warrants		35	189
		Preferred Stock Warrants		39	99
		Preferred Stock		1,341	2,316

Total Acceleron Pharmaceuticals, Inc.				1,484	3,526

Aveo Pharmaceuticals, Inc.	Drug Discovery	Senior Debt Matures September 2013 Interest rate Prime + 7.15% or Floor rate of 11.9%	$25,000	26,108	26,108
		Preferred Stock Warrants		190	686
		Preferred Stock Warrants		104	165
		Preferred Stock Warrants		24	58
		Preferred Stock Warrants		288	770
		Preferred Stock Warrants		236	630

Total Aveo Pharmaceuticals, Inc.				26,950	28,417

Dicerna Pharmaceuticals, Inc.	Drug Discovery	Senior Debt Matures July 2012 Interest rate Prime + 9.20% or Floor rate of 12.95%	$4,699	4,678	4,706
		Preferred Stock Warrants		205	182
		Preferred Stock Warrants		30	33
		Preferred Stock Warrants		28	25
		Preferred Stock		503	503

Total Dicerna Pharmaceuticals, Inc.				5,444	5,449

EpiCept Corporation	Drug Discovery	Common Stock Warrants		4	112
		Common Stock Warrants		40	10

Total EpiCept Corporation				44	122

Horizon Therapeutics, Inc.	Drug Discovery	Preferred Stock Warrants		231	—

Total Horizon Therapeutics, Inc.				231	—

Inotek Pharmaceuticals Corp.	Drug Discovery	Preferred Stock		1,500	—

Total Inotek Pharmaceuticals Corp.				1,500	—

Merrimack Pharmaceuticals, Inc.	Drug Discovery	Preferred Stock Warrants		155	170
		Preferred Stock		2,000	1,547

Total Merrimack Pharmaceuticals, Inc.				2,155	1,717

Paratek Pharmaceuticals, Inc.	Drug Discovery	Preferred Stock Warrants		137	155
		Preferred Stock		1,000	999

Total Paratek Pharmaceuticals, Inc.				1,137	1,154

PolyMedix, Inc.	Drug Discovery	Senior Debt Matures September 2013 Interest rate Prime + 7.1% or Floor rate of 12.35%	$10,000	9,605	9,605
		Preferred Stock Warrants		480	248

Total PolyMedix, Inc.				10,085	9,853

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2010

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Portola Pharmaceuticals, Inc.	Drug Discovery	Senior Debt Matures April 2011 Interest rate Prime + 2.16%	$1,666	$2,033	$2,033
		Preferred Stock Warrants		152	506

Total Portola Pharmaceuticals, Inc.				2,185	2,539

Total Drug Discovery (12.79%)*				51,215	52,777

Affinity Videonet, Inc.	Communications & Networking	Preferred Stock Warrants		102	180

Total Affinity Videonet, Inc.				102	180

E-band Communications, Corp.(6)	Communications & Networking	Preferred Stock		2,880	3,069

Total E-Band Communications, Corp.				2,880	3,069

IKANO Communications, Inc.	Communications & Networking	Senior Debt Matures August 2011 Interest rate 12.00%	$1,654	1,953	1,953
		Preferred Stock Warrants		45	—
		Preferred Stock Warrants		72	—

Total IKANO Communications, Inc.				2,070	1,953

Intelepeer, Inc.	Communications & Networking	Senior Debt Matures May 2013 Interest rate Prime + 8.125%	$7,624	7,468	7,459
		Preferred Stock Warrants		102	111

Total Intelepeer, Inc.				7,570	7,570

Neonova Holding Company	Communications & Networking	Preferred Stock Warrants		94	12
		Preferred Stock		250	140

Total Neonova Holding Company				344	152

Opsource, Inc.(4)	Communications & Networking	Senior Debt Matures June 2013 Interest rate Prime + 7.75% or Floor rate of 11.00%	$5,000	4,888	4,888
		Senior Debt Matures October 2013 Interest rate Prime + 7.25% or Floor rate of 10.50%	$2,000	1,944	1,905
		Revolving Line of Credit Matures June 2011 Interest rate Prime + 5.25% or Floor rate of 8.50%	$1,500	1,458	1,458
		Preferred Stock Warrants		223	105

Total Opsource, Inc.				8,513	8,356

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2010

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Pac-West Telecomm, Inc.	Communications & Networking	Senior Debt Matures April 2014 Interest rate Prime + 7.5% or Floor rate of 12.0%	$10,000	$9,634	$9,634
		Preferred Stock Warrants		121	147

Total Pac-West Telecomm, Inc.				9,755	9,781

PeerApp, Inc.	Communications & Networking	Senior Debt Matures April 2013 Interest rate Prime + 7.5% or Floor rate of 11.50%	$2,911	2,855	2,792
		Preferred Stock Warrants		61	65

Total PeerApp, Inc.				2,916	2,857

Peerless Network, Inc.	Communications & Networking	Preferred Stock Warrants		95	138
		Preferred Stock		1,000	1,930

Total Peerless Network, Inc.				1,095	2,068

Ping Identity Corporation	Communications & Networking	Preferred Stock Warrants		52	6

Total Ping Identity Corporation				52	6

Purcell Systems, Inc.	Communications & Networking	Preferred Stock Warrants		123	330

Total Purcell Systems, Inc.				123	330

Seven Networks, Inc.	Communications & Networking	Preferred Stock Warrants		174	40

Total Seven Networks, Inc.				174	40

Stoke, Inc.(4)	Communications & Networking	Senior Debt Matures May 2013 Interest rate Prime + 7.0% or Floor rate of 10.25%	$4,000	3,883	3,883
		Preferred Stock Warrants		53	210
		Preferred Stock Warrants		65	133
		Preferred Stock		500	500

Total Stoke, Inc.				4,501	4,726

Tectura Corporation	Communications & Networking	Senior Debt Matures December 2012 Interest rate 11%	$5,625	5,512	5,512
		Revolving Line of Credit Matures July 2011 Interest rate 11%	$17,477	18,488	18,488
		Preferred Stock Warrants		50	10

Total Tectura Corporation				24,050	24,010

Total Communications & Networking (15.78%)*				64,145	65,098

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2010

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Atrenta, Inc.	Software	Preferred Stock Warrants		$102	$46
		Preferred Stock Warrants		34	15
		Preferred Stock Warrants		95	22
		Preferred Stock		250	143

Total Atrenta, Inc.				481	226

Blurb, Inc.	Software	Senior Debt Matures June 2011 Interest rate Prime + 3.50% or Floor rate of 8.5%	$1,162	1,392	1,392
		Preferred Stock Warrants		25	349
		Preferred Stock Warrants		299	228

Total Blurb, Inc.				1,716	1,969

Braxton Technologies, LLC.	Software	Preferred Stock Warrants		188	—

Total Braxton Technologies, LLC.				188	—

Bullhorn, Inc.	Software	Preferred Stock Warrants		43	234

Total Bullhorn, Inc.				43	234

Clickfox, Inc.	Software	Senior Debt Matures July 2013 Interest rate Prime + 6.00% or Floor rate of 11.25%	$6,000	5,801	5,801
		Revolving Line of Credit Matures July 2011 Interest rate Prime + 5.00% or Floor rate of 12.00%	$2,000	1,997	1,996
		Preferred Stock Warrants		177	643
		Preferred Stock Warrants		152	643

Total Clickfox, Inc.				8,127	9,083

Forescout Technologies, Inc.	Software	Preferred Stock Warrants		99	14

Total Forescout Technologies, Inc.				99	14

GameLogic, Inc.	Software	Preferred Stock Warrants		92	—

Total GameLogic, Inc.				92	—

HighJump Acquisition, LLC.	Software	Senior Debt Matures May 2013 Interest rate Libor + 9.25% or Floor rate of 12.50%	$17,500	17,386	17,386

Total HighJump Acquisition, LLC.				17,386	17,386

HighRoads, Inc.	Software	Preferred Stock Warrants		44	65

Total HighRoads, Inc.				44	65

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2010

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Infologix, Inc. (7)	Software	Senior Debt Matures November 2013 Interest rate 18.00%	$5,500	$5,162	$5,162
		Convertible Senior Debt Matures November 2014 Interest rate 12.00%		1,111	1,127
		Revolving Line of Credit Matures May 2011 Interest rate 12.00%	$12,317	12,317	12,317
		Senior Debt Matures December 2010 Interest rate 18.00%	$2,178	2,178	2,178
		Senior Debt Matures April 2013 Interest rate 8.00%	$1,350	1,350	1,350
		Senior Debt Matures September 2011 Interest rate 10.00%	$500	509	509
		Preferred Stock Warrants		725	1,394
		Common Stock		5,000	9,620
		Common Stock		36	69
		Common Stock		3,355	6,455

Total Infologix, Inc.				31,743	40,181

PSS Systems, Inc.	Software	Preferred Stock Warrants		51	17

Total PSS Systems, Inc.				51	17

Rockyou, Inc.	Software	Preferred Stock Warrants		117	186

Total Rockyou, Inc.				117	186

Sportvision, Inc.	Software	Preferred Stock Warrants		39	—

Total Sportvision, Inc.				39	—

Unify Corporation	Software	Senior Debt Matures June 2015 Interest rate Libor + 8.50% or Floor rate of 10.50%	$24,000	22,248	22,968
		Revolving Line of Credit Matures June 2015 Interest rate Libor + 7.50% or Floor rate of 9.50%	$3,750	3,731	3,476
		Preferred Stock Warrants		1,434	693

Total Unify Corporation				27,413	27,137

WildTangent, Inc.	Software	Preferred Stock Warrants		238	10

Total WildTangent, Inc.				238	10

Total Software (23.39%)*				87,777	96,508

Luminus Devices, Inc.	Electronics & Computer Hardware	Senior Debt Matures December 2011 Interest rate 11.875%	$540	540	540
		Preferred Stock Warrants		183	—
		Preferred Stock Warrants		84	—
		Preferred Stock Warrants		334	—

Total Luminus Devices, Inc.				1,141	540

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2010

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Maxvision Holding, LLC.	Electronics & Computer Hardware	Senior Debt Matures October 2012 Interest rate Prime + 7.25% or Floor rate of 10.75%	$5,000	$5,377	$377
		Senior Debt Matures April 2012 Interest rate Prime + 5.0% or Floor rate of 8.5%	$3,409	3,382	3,382
		Revolving Line of Credit Matures April 2012 Interest rate Prime + 5.0% or Floor rate of 8.5%	$3,100	3,163	3,163
		Common Stock		81	—

Total Maxvision Holding, LLC.				12,003	6,922

Shocking Technologies, Inc.	Electronics & Computer Hardware	Preferred Stock Warrants		63	90

Total Shocking Technologies, Inc.				63	90

Spatial Photonics, Inc.	Electronics & Computer Hardware	Preferred Stock Warrants		129	—
		Preferred Stock		767	267

Total Spatial Photonics, Inc.				896	267

VeriWave, Inc.	Electronics & Computer Hardware	Preferred Stock Warrants		54	—
		Preferred Stock Warrants		46	—

Total VeriWave, Inc.				100	—

Total Electronics & Computer Hardware (1.90%)*				14,203	7,819

Aegerion Pharmaceuticals, Inc.	Specialty Pharmaceuticals	Preferred Stock Warrants		69	761
		Preferred Stock		1,475	2,206

Total Aegerion Pharmaceuticals, Inc.				1,544	2,967

Althea Technologies, Inc.	Specialty Pharmaceuticals	Senior Debt Matures October 2013 Interest rate Prime + 7.70% or Floor rate of 10.95%	$12,000	11,661	11,661
		Preferred Stock Warrants		309	276

Total Althea Technologies, Inc.				11,970	11,937

Chroma Therapeutics, Ltd.(5)	Specialty Pharmaceuticals	Senior Debt Matures September 2013 Interest rate Prime + 7.75% or Floor rate of 12.00%	$10,000	9,797	10,021
		Preferred Stock Warrants		490	632

Total Chroma Therapeutics, Ltd.				10,287	10,653

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2010

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Pacira Pharmaceuticals, Inc. (4)	Specialty Pharmaceuticals	Senior Debt Matures May 2014 Interest rate Prime + 6.25% or Floor rate of 10.25%	$11,250	$11,105	$11,105
		Senior Debt Matures May 2014 Interest rate Prime + 8.65% or Floor rate of 12.65%	$15,000	13,749	13,749
		Preferred Stock Warrants		1,086	1,255

Total Pacira Pharmaceuticals, Inc.				25,940	26,109

QuatRx Pharmaceuticals Company	Specialty Pharmaceuticals	Senior Debt Matures October 2011 Interest rate Prime + 8.90% or Floor rate of 12.15%	$9,306	9,474	9,474
		Convertible Senior Debt Interest Rate of 8.0% Matures March 2012	$1,888	1,888	2,467
		Preferred Stock Warrants		220	—
		Preferred Stock Warrants		307	—
		Preferred Stock		751	—

Total QuatRx Pharmaceuticals Company				12,640	11,941

Total Specialty Pharmaceuticals (15.42%)*				62,381	63,607

Annie’s, Inc.	Consumer & Business Products	Preferred Stock Warrants		321	75

Total Annie’s, Inc.				321	75

IPA Holdings, LLC. (4)	Consumer & Business Products	Senior Debt Matures November 2012 Interest rate Prime + 6.75% or Floor rate of 11.0%	$8,250	8,505	8,160
		Senior Debt Matures May 2013 Interest rate Prime + 9.75% or Floor rate of 14.0%	$6,500	7,019	6,995
		Revolving Line of Credit Matures November 2012 Interest rate Prime + 6.25% or Floor rate of 10.50%	$856	761	761
		Preferred Stock Warrants		275	—
		Common Stock		500	—

Total IPA Holdings, LLC.				17,060	15,916

Market Force Information, Inc.	Consumer & Business Products	Preferred Stock Warrants		24	60
		Preferred Stock		500	439

Total Market Force Information, Inc.				524	499

Trading Machines, Inc. (8)	Consumer & Business Products	Senior Debt Matures January 2014 Interest rate Prime + 10.25% or Floor rate of 13.50%	$9,812	8,644	4,000
		Preferred Stock Warrants		878	—
		Preferred Stock		50	—

Total Trading Machines, Inc.				9,572	4,000

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2010

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Velocity Technology Solutions, Inc.	Consumer & Business Products	Senior Debt Matures February 2015 Interest rate LIBOR + 8% or Floor rate of 11.00%	$15,417	$15,072	$14,574
		Senior Debt Matures February 2015 Interest rate LIBOR + 10% or Floor rate of 13.00%	$8,333	8,317	8,526

Total Velocity Technology Solutions, Inc.				23,389	23,100

Wageworks, Inc.	Consumer & Business Products	Preferred Stock Warrants		253	1,443
		Preferred Stock		250	283

Total Wageworks, Inc.				503	1,726

Total Consumer & Business Products (10.98%)*				51,369	45,316

Enpirion, Inc.	Semiconductors	Preferred Stock Warrants		157	1

Total Enpirion, Inc.				157	1

iWatt, Inc.	Semiconductors	Preferred Stock Warrants		46	1
		Preferred Stock Warrants		51	33
		Preferred Stock Warrants		73	44
		Preferred Stock Warrants		458	391
		Preferred Stock		490	940

Total iWatt, Inc.				1,118	1,409

NEXX Systems, Inc.	Semiconductors	Preferred Stock Warrants		297	1,113
		Preferred Stock		277	704

Total NEXX Systems, Inc.				574	1,817

Quartics, Inc.	Semiconductors	Preferred Stock Warrants		53	—

Total Quartics, Inc.				53	—

Solarflare Communications, Inc.	Semiconductors	Preferred Stock Warrants		83	—
		Common Stock		642	—

Total Solarflare Communications, Inc.				725	—

Total Semiconductors (0.78%)*				2,627	3,227

Alexza Pharmaceuticals, Inc. (4)	Drug Delivery	Senior Debt Matures October 2013 Interest rate Prime + 6.5% or Floor rate of 10.75%	$15,000	14,526	14,472
		Preferred Stock Warrants		645	193

Total Alexza Pharmaceuticals, Inc.				15,171	14,665

Labopharm USA, Inc. (5)	Drug Delivery	Senior Debt Matures December 2012 Interest rate 10.95%	$20,000	19,872	19,872
		Common Stock Warrants		635	329

Total Labopharm USA, Inc.				20,507	20,201

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2010

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Transcept Pharmaceuticals, Inc.	Drug Delivery	Common Stock Warrants		$36	$60
		Common Stock Warrants		51	16
		Common Stock		500	308

Total Transcept Pharmaceuticals, Inc.				587	384

Total Drug Delivery (8.54%)*				36,265	35,250

BARRX Medical, Inc.	Therapeutic	Senior Debt Mature December 2011 Interest rate 11.00%	$2,901	3,350	3,350
		Preferred Stock Warrants		76	70
		Preferred Stock		1,500	1,890

Total BARRX Medical, Inc.				4,926	5,310

EKOS Corporation	Therapeutic	Preferred Stock Warrants		174	—
		Preferred Stock Warrants		153	—

Total EKOS Corporation				327	—

Gelesis, Inc.(8)	Therapeutic	Senior Debt Matures May 2012 Interest rate Prime + 7.5% or Floor rate of 10.75%	$2,771	2,800	45

Total Gelesis, Inc.				2,800	45

Gynesonics, Inc.	Therapeutic	Senior Debt Mature October 2013 Interest rate Prime + 8.25% or Floor rate of 11.50%	$6,500	6,277	6,277
		Preferred Stock Warrants		228	221
		Preferred Stock		532	456

Total Gynesonics, Inc.				7,037	6,954

Light Science Oncology, Inc.	Therapeutic	Preferred Stock Warrants		99	26

Total Light Science Oncology, Inc.				99	26

Novasys Medical, Inc.	Therapeutic	Preferred Stock Warrants		71	1
		Preferred Stock Warrants		54	7
		Preferred Stock		1,000	1,159

Total Novasys Medical, Inc.				1,125	1,167

Pacific Child & Family Associates, LLC.	Therapeutic	Senior Debt Matures January 2015 Interest rate LIBOR + 8.0% or Floor rate of 10.50%	$6,539	6,392	5,802
		Senior Debt Matures January 2015 Interest rate LIBOR + 10.50% or Floor rate of 13.0%	$5,900	5,996	5,996

Total Pacific Child & Family Associates, LLC.				12,388	11,798

Total Therapeutic (6.13%)*				28,702	25,300

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2010

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Cozi Group, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants		$147	$—
		Preferred Stock		177	292

Total Cozi Group, Inc.				324	292

Invoke Solutions, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants		56	74
		Preferred Stock Warrants		26	18

Total Invoke Solutions, Inc.				82	92

Prism Education Group, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants		43	50

Total Prism Education Group, Inc.				43	50

RazorGator Interactive Group, Inc. (4)	Internet Consumer & Business Services	Revolving Line of Credit Matures October 2011 Interest rate Prime + 9.50% or Floor rate of 14.00%	$2,108	1,855	1,855
		Preferred Stock Warrants		13	—
		Preferred Stock Warrants		28	—
		Preferred Stock Warrants		1,183	—
		Preferred Stock		1,000	—

Total RazorGator Interactive Group, Inc.				4,079	1,855

Reply! Inc. (4)	Internet Consumer & Business Services	Senior Debt Matures June 2013 Interest rate Prime + 6.5% or Floor rate of 9.75%	$5,000	4,646	4,646
		Preferred Stock Warrants		320	320

Total Reply! Inc.				4,966	4,966

Total Internet Consumer & Business Services (1.76%)*				9,494	7,255

Lilliputian Systems, Inc.	Energy	Preferred Stock Warrants		106	3
		Common Stock Warrants		49	—

Total Lilliputian Systems, Inc.				155	3

Total Energy (0.00%)*				155	3

Box.net, Inc.	Information Services	Senior Debt Matures May 2011 Interest rate Prime + 1.50% or Floor rate of 7.50%	$213	270	270
		Senior Debt Matures September 2011 Interest rate Prime + 0.50% or Floor rate of 6.50%	$127	139	139
		Preferred Stock Warrants		73	184
		Preferred Stock Warrants		117	117
		Preferred Stock		500	500

Total Box.net, Inc.				1,099	1,210

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2010

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Buzznet, Inc.	Information Services	Preferred Stock Warrants		$9	$—
		Preferred Stock		250	37

Total Buzznet, Inc.				259	37

XL Education Corp.	Information Services	Common Stock		880	880

Total XL Education Corp.				880	880

hi5 Networks, Inc.	Information Services	Preferred Stock Warrants		213	—
		Preferred Stock		250	247

Total hi5 Networks, Inc.				463	247
Jab Wireless, Inc.	Information Services	Preferred Stock Warrants		265	122

Total Jab Wireless, Inc.				265	122

Solutionary, Inc.	Information Services	Preferred Stock Warrants		94	—
		Preferred Stock Warrants		2	—
		Preferred Stock		250	50

Total Solutionary, Inc.				346	50

Intelligent Beauty, Inc.	Information Services	Senior Debt Matures March 2013 Interest rate Prime + 8.0% or Floor rate of 11.25%	$5,812	5,563	5,557
		Senior Debt Matures October 2013 Interest rate Prime + 8.0% or Floor rate of 11.25%	$2,000	1,942	1,942
		Preferred Stock Warrants		230	230

Total Intelligent Beauty, Inc.				7,735	7,729

Good Technologies, Inc.	Information Services	Common Stock		603	150

Total Good Technologies, Inc.				603	150

Coveroo, Inc.	Information Services	Preferred Stock Warrants		7	—

Total Coveroo, Inc.				7	—

Zeta Interactive Corporation	Information Services	Preferred Stock Warrants		172	57
		Preferred Stock		500	375

Total Zeta Interactive Corporation				672	432

Total Information Services (2.63%)*				12,329	10,857

Novadaq Technologies, Inc.(5)	Diagnostic	Common Stock		1,415	675

Total Novadaq Technologies, Inc.				1,415	675

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2010

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Optiscan Biomedical Corp.	Diagnostic	Senior Debt Matures December 2013 Interest rate Prime + 7.0% or Floor rate of 10.25%	$10,750	$10,392	$10,392
		Preferred Stock Warrants		1,069	637
		Preferred Stock		3,656	3,207

Total Optiscan Biomedical Corp.				15,117	14,236

Total Diagnostic (3.61%)*				16,532	14,911

Kamada, LTD.(5)	Biotechnology Tools	Preferred Stock Warrants		159	164
		Common Stock		752	1,754

Total Kamada, LTD.				911	1,918

Labcyte, Inc.	Biotechnology Tools	Senior Debt Matures May 2013 Interest rate Prime + 8.6% or Floor rate of 11.85%	$3,885	3,761	3,821
		Common Stock Warrants		192	—

Total Labcyte, Inc.				3,953	3,821

NuGEN Technologies, Inc.	Biotechnology Tools	Preferred Stock Warrants		45	44
		Preferred Stock Warrants		33	1
		Preferred Stock		500	203

Total NuGEN Technologies, Inc.				578	248

Total Biotechnology Tools (1.45%)*				5,442	5,987

Crux Biomedical, Inc.	Surgical Devices	Preferred Stock Warrants		37	—
		Preferred Stock		250	—

Total Crux Biomedical, Inc.				287	—

Transmedics, Inc. (4)	Surgical Devices	Senior Debt Matures February 2014 Interest rate Prime + 9.70% or Floor rate of 12.95%	$8,375	8,913	8,913
		Preferred Stock Warrants		224	159
		Preferred Stock		1,100	1,100

Total Transmedics, Inc.				10,237	10,172

Total Surgical Devices (2.47%)*				10,524	10,172

Glam Media, Inc.	Media/Content/ Info	Preferred Stock Warrants		482	283

Total Glam Media, Inc.				482	283

Everyday Health, Inc.	Media/Content/ Info	Preferred Stock Warrants		60	630
		Preferred Stock		1,000	1,310

Total Everyday Health, Inc.				1,060	1,940

Total Media/Content/Info (0.54%)*				1,542	2,223

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2010

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
BrightSource Energy, Inc. (4)	Clean Tech	Senior Debt Matures December 2011 Interest rate Prime + 7.75% or Floor rate of 11.0%	$3,750	$3,265	$3,265
		Senior Debt Matures June 2012 Interest rate Prime + 9.55% or Floor rate of 12.80%	$4,583	4,156	4,156
		Preferred Stock Warrants		675	674

Total BrightSource Energy, Inc.				8,096	8,095

Calera, Inc.	Clean Tech	Senior Debt Matures July 2013 Interest rate Prime + 7.0% or Floor rate of 10.25%	$3,621	3,109	3,109
		Preferred Stock Warrants		513	527

Total Calera, Inc.				3,622	3,636

GreatPoint Energy, Inc.	Clean Tech	Senior Debt Matures October 2013 Interest rate Prime + 8.2% or Floor rate of 11.45%	$5,000	4,322	4,322
		Preferred Stock Warrants		548	627

Total GreatPoint Energy, Inc.				4,870	4,949

Propel Biofuels, Inc.	Clean Tech	Senior Debt Matures September 2013 Interest rate 11.0%	$2,118	1,880	1,850
		Preferred Stock Warrants		211	192

Total Propel Biofuels, Inc.				2,091	2,042

Solexel, Inc.	Clean Tech	Senior Debt Matures June 2013 Interest rate Prime + 8.25% or Floor rate of 11.50%	$1,109	1,010	1,010
		Senior Debt Matures June 2013 Interest rate Prime + 7.25% or Floor rate of 10.50%	$6,000	5,519	5,519
		Preferred Stock Warrants		335	292

Total Solexel, Inc.				6,864	6,821

Trilliant, Inc.	Clean Tech	Preferred Stock Warrants		88	99
		Preferred Stock Warrants		72	80

Total Trilliant, Inc.				160	179

Total Clean Tech (6.24%)*				25,703	25,722

Total Investments				$480,405	$472,032

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2010

(dollars in thousands)

*	Value as a percent of net assets
(1)	Preferred and common stock, warrants, and equity interests are generally non-income producing.
(2)	Gross unrealized appreciation, gross unrealized depreciation, and net depreciation for federal income tax purposes totaled $22,458, $32,232 and $9,774 respectively. The tax cost of investments is $481,432
(3)	Except for warrants in ten publicly traded companies and common stock in five publicly traded companies, all investments are restricted at December 31, 2010 and were valued at fair value as determined in good faith by the Board of Directors. No unrestricted securities of the same issuer are outstanding. The Company uses the Standard Industrial Code for classifying the industry grouping of its portfolio companies.
(4)	Debt investments of this portfolio company have been pledged as collateral under the Wells Facility.
(5)	Non-U.S. company or the company’s principal place of business is outside the United States.
(6)	Affiliate investment that is defined under the Investment Company Act of 1940 as companies in which HTGC owns as least 5% but not more than 25% of the voting securities of the company.
(7)	Control investment that is defined under the Investment Company Act of 1940 as companies in which HTGC owners as least 25% but no more than 50% of the voting securities of the company
(8)	Debt is on non-accrual status at December 31, 2010, and is therefore considered non-income producing.

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2009

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Acceleron Pharmaceuticals, Inc.	Drug Discovery	Preferred Stock Warrants		$69	$1,157
		Preferred Stock Warrants		35	215
		Preferred Stock		1,243	2,508

Total Acceleron Pharmaceuticals, Inc.				1,347	3,880

Aveo Pharmaceuticals, Inc.	Drug Discovery	Senior Debt Matures May 2012 Interest rate 11.13%	$14,564	15,121	15,121
		Preferred Stock Warrants		190	725
		Preferred Stock Warrants		104	219
		Preferred Stock Warrants		24	76

Total Aveo Pharmaceuticals, Inc.				15,439	16,141

Dicerna Pharmaceuticals, Inc.	Drug Discovery	Senior Debt Matures April 2012 Interest rate Prime + 9.20% or Floor rate of 12.95%	$6,603	6,412	6,412
		Preferred Stock Warrants		206	128
		Preferred Stock Warrants		31	22

Total Dicerna Pharmaceuticals, Inc.				6,649	6,562

Elixir Pharmaceuticals, Inc.	Drug Discovery	Senior Debt Matures October 2011 Interest rate Prime + 9.25% or Floor rate of 12.5%	$8,067	8,603	8,603
		Preferred Stock Warrants		217	—

Total Elixir Pharmaceuticals, Inc.				8,820	8,603

EpiCept Corporation	Drug Discovery	Common Stock Warrants		8	38
		Common Stock Warrants		40	201
		Common Stock		—	—

Total EpiCept Corporation				48	239

Horizon Therapeutics, Inc.	Drug Discovery	Senior Debt Matures July 2011 Interest rate Prime + 1.50%	$4,699	4,740	4,740
		Preferred Stock Warrants		231	—

Total Horizon Therapeutics, Inc.				4,971	4,740

Inotek Pharmaceuticals Corp.	Drug Discovery	Preferred Stock		1,500	353

Total Inotek Pharmaceuticals Corp.				1,500	353

Merrimack Pharmaceuticals, Inc.	Drug Discovery	Preferred Stock Warrants		155	269
		Preferred Stock		2,000	1,699

Total Merrimack Pharmaceuticals, Inc.				2,155	1,968

Paratek Pharmaceuticals, Inc.	Drug Discovery	Preferred Stock Warrants		137	55
		Preferred Stock		1,000	1,000

Total Paratek Pharmaceuticals, Inc.				1,137	1,055

Portola Pharmaceuticals, Inc.	Drug Discovery	Senior Debt Matures April 2011 Interest rate Prime + 2.16%	$6,666	6,893	6,893
		Preferred Stock Warrants		152	288

Total Portola Pharmaceuticals, Inc.				7,045	7,181

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Recoly, N.V. (5)	Drug Discovery	Senior Debt Matures June 2012 Interest rate Prime + 4.25%	$2,576	$2,544	$2,544

Total Recoly, N.V.				2,544	2,544

Total Drug Discovery (14.53%)*				51,655	53,266

Affinity Videonet, Inc. (4)	Communications & Networking	Senior Debt
		Matures June 2012 Interest rate Prime + 8.75% or Floor rate of 12.00%	$2,318	2,306	2,306
		Senior Debt Matures June 2012 Interest rate Prime + 14.75% or Floor rate of 18.00%	$2,000	2,030	2,030
		Revolving Line of Credit Matures June 2012 Interest rate Prime + 9.75% or Floor rate of 13.00%	$500	495	495
		Preferred Stock Warrants		102	83

Total Affinity Videonet, Inc.				4,933	4,914

E-Band Communications Corp. (6)	Communications & Networking	Preferred Stock		2,880	2,274

Total E-Band Communications Corp.				2,880	2,274

IKANO Communications, Inc.	Communications & Networking	Senior Debt Matures August 2011 Interest rate 12.00%	$6,472	6,682	6,682
		Preferred Stock Warrants		45	—
		Preferred Stock Warrants		72	—

Total IKANO Communications, Inc.				6,799	6,682

Neonova Holding Company	Communications & Networking	Preferred Stock Warrants		94	42
		Preferred Stock		250	247

Total Neonova Holding Company				344	289

Peerless Network, Inc.	Communications & Networking	Preferred Stock Warrants		95	—
		Preferred Stock		1,000	800

Total Peerless Network, Inc.				1,095	800

Ping Identity Corporation	Communications & Networking	Preferred Stock Warrants		52	168

Total Ping Identity Corporation				52	168

Purcell Systems, Inc.	Communications & Networking	Preferred Stock Warrants		123	386

Total Purcell Systems, Inc.				123	386

Rivulet Communications, Inc. (4)	Communications & Networking	Senior Debt Matures March 2010 Interest rate Prime + 8.00% or Floor rate of 12%	$1,063	1,059	1,059
		Preferred Stock Warrants		146	—
		Common Stock		250	—

Total Rivulet Communications, Inc.				1,455	1,059

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Seven Networks, Inc.	Communications & Networking	Preferred Stock Warrants		$174	$11

Total Seven Networks, Inc.				174	11

Stoke, Inc.	Communications & Networking	Preferred Stock Warrants		53	81

Total Stoke, Inc.				53	81

Tectura Corporation	Communications & Networking	Senior Debt Matures September 2010 Interest rate Prime + 10.75% or Floor rate of 14.00%	$1,875	1,875	1,875
		Revolving Line of Credit Matures July 2011 Interest rate Prime + 10.75% or Floor rate of 14.00%	$9,908	10,239	10,239
		Revolving Line of Credit Matures July 2011 Interest rate Prime + 10.75% or Floor rate of 14.00%	$5,000	5,156	5,156
		Preferred Stock Warrants		51	—

Total Tectura Corporation				17,321	17,270

Zayo Bandwidth, Inc.	Communications & Networking	Senior Debt Matures November 2013 Interest rate Libor + 5.25%	$24,750	24,539	24,105

Total Zayo Bandwith, Inc.				24,539	24,105

Total Communications & Networking (15.84)*				59,768	58,039

Atrenta, Inc.	Software	Preferred Stock Warrants		102	99
		Preferred Stock Warrants		34	32
		Preferred Stock Warrants		95	159
		Preferred Stock		250	375

Total Atrenta, Inc.				481	665

Blurb, Inc.	Software	Senior Debt Matures June 2011 Interest rate Prime + 3.50% or Floor rate of 8.5%	$3,329	3,400	3,400
		Preferred Stock Warrants		25	128
		Preferred Stock Warrants		299	69

Total Blurb, Inc.				3,724	3,597

Braxton Technologies, LLC.	Software	Preferred Stock Warrants		188	116

Total Braxton Technologies, LLC.				188	116

Bullhorn, Inc.	Software	Preferred Stock Warrants		43	248

Total Bullhorn, Inc.				43	248

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Clickfox, Inc.	Software	Senior Debt Matures September 2011 Interest rate Prime + 5.00% or Floor rate of 10.25%	$3,754	$3,628	$3,628
		Revolving Line of Credit Matures July 2010 Interest rate Prime + 8.50% or Floor rate of 13.5%	$2,000	1,965	1,965
		Preferred Stock Warrants		177	143

Total Clickfox, Inc.				5,770	5,736

Forescout Technologies, Inc.	Software	Preferred Stock Warrants		99	77

Total Forescout Technologies, Inc.				99	77

GameLogic, Inc.	Software	Preferred Stock Warrants		92	1

Total GameLogic, Inc.				92	1

HighJump Acquisition, LLC.	Software	Senior Debt Matures May 2013 Interest rate Libor + 8.75% or Floor rate of 12.00%	$15,000	14,758	14,758

Total HighJump Acquisition, LLC.				14,758	14,758

HighRoads, Inc.	Software	Preferred Stock Warrants		44	13

Total HighRoads, Inc.				44	13

Infologix, Inc. (4)(7)	Software	Senior Debt Matures November 2013 Interest rate 12.00%	$5,500	5,500	5,500
		Convertible Senior Debt Matures November 2014 Interest rate 12.00%	$5,000	5,004	10,060
		Revolving Line of Credit Matures May 2011 Interest rate 12.00%	$7,559	7,559	7,559
		Common Stock Warrants		760	1,494
		Common Stock		5,000	7,571

Total Infologix, Inc.				23,823	32,184

Intelliden, Inc.	Software	Preferred Stock Warrants		18	—

Total Intelliden, Inc.				18	—

PSS Systems, Inc.	Software	Preferred Stock Warrants		51	71

Total PSS Systems, Inc.				51	71

Rockyou, Inc.	Software	Preferred Stock Warrants		117	140

Total Rockyou, Inc.				117	140

Savvion, Inc. (4)	Software	Senior Debt Matures February 2011 Interest rate Prime + 7.75% or Floor rate of 11.00%	$2,117	2,085	2,085
		Revolving Line of Credit Matures May 2010 Interest rate Prime + 6.75% or Floor rate of 10.00%	$1,500	1,516	1,516
		Preferred Stock Warrants		52	183

Total Savvion, Inc.				3,653	3,784

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Sportvision, Inc.	Software	Preferred Stock Warrants		$39	$47

Total Sportvision, Inc.				39	47

WildTangent, Inc.	Software	Preferred Stock Warrants		238	77

Total WildTangent, Inc.				238	77

Total Software (16.78%)*				53,138	61,514

Luminus Devices, Inc.	Electronics & Computer Hardware	Senior Debt Matures December 2011 Interest rate 12.875%	$1,062	1,062	1,062
		Preferred Stock Warrants		183	—
		Preferred Stock Warrants		84	—
		Preferred Stock Warrants		334	—

Total Luminus Devices, Inc.				1,663	1,062

Maxvision Holding, LLC.	Electronics & Computer Hardware	Senior Debt Matures October 2012 Interest rate Prime + 5.50%	$5,000	5,192	5,192
		Senior Debt Matures April 2012 Interest rate Prime + 2.25%	$4,409	4,378	4,378
		Revolving Line of Credit Matures April 2012 Interest rate Prime + 2.25%	$2,500	2,584	2,584
Maxvision Holding, LLC.	Electronics & Computer Hardware	Common Stock		81	170

Total Maxvision Holding, LLC.				12,235	12,324

Shocking Technologies, Inc.	Electronics & Computer Hardware	Senior Debt Matures December 2010 Interest rate Prime + 2.50%	$1,867	1,854	1,854
		Preferred Stock Warrants		63	119

Total Shocking Technologies, Inc.				1,917	1,973
Spatial Photonics, Inc.	Electronics & Computer Hardware	Senior Debt Matures April 2011 Interest rate 10.066%	$1,980	2,102	2,101
		Senior Debt Mature April 2011 Interest rate 9.217%	$197	197	197
		Preferred Stock Warrants		129	—
		Preferred Stock		500	129

Total Spatial Photonics Inc.				2,928	2,427

VeriWave, Inc.	Electronics & Computer Hardware	Preferred Stock Warrants		54	—
		Preferred Stock Warrants		46	—

Total VeriWave, Inc.				100	—

Total Electronics & Computer Hardware (4.85%)*				18,843	17,786

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Aegerion Pharmaceuticals, Inc. (4)	Specialty Pharmaceuticals	Senior Debt Matures September 2011 Interest rate Prime + 2.50% or Floor rate of 11.00%	$5,481	$5,786	$5,786
		Convertible Senior Debt Matures December 2010	$279	279	279
		Preferred Stock Warrants		69	253
		Preferred Stock		1,000	1,019

Total Aegerion Pharmaceuticals, Inc.				7,134	7,337

QuatRx Pharmaceuticals Company	Specialty Pharmaceuticals	Senior Debt Matures October 2011 Interest rate Prime + 8.90% or Floor rate of 12.15%	$15,417	15,422	15,422
		Convertible Senior Debt Matures March 2010	$1,888	1,888	2,861
		Preferred Stock Warrants		220	—
		Preferred Stock Warrants		307	—
		Preferred Stock		750	—

Total QuatRx Pharmaceuticals Company				18,587	18,283

Total Specialty Pharmaceuticals (6.99%)*				25,721	25,620

Annie’s, Inc.	Consumer & Business Products	Senior Debt - Second Lien Matures April 2011 Interest rate LIBOR + 6.50% or Floor rate of 10.00%	$6,000	6,005	6,005
		Preferred Stock Warrants		321	113

Total Annie’s, Inc.				6,326	6,118

IPA Holdings, LLC. (4)	Consumer & Business Products	Senior Debt Matures November 2012 Interest rate Prime + 8.25% or Floor rate of 12.5%	$9,500	9,432	9,432
		Senior Debt Matures May 2013 Interest rate Prime + 11.25% or Floor rate of 15.5%	$6,500	6,684	6,684
		Revolving Line of Credit Matures November 2012 Interest rate Prime + 7.75% or Floor rate of 12.00%	$856	786	786
		Preferred Stock Warrants		275	—
		Common Stock		500	120

Total IPA Holdings, LLC.				17,677	17,022

Market Force Information, Inc.	Consumer & Business Products	Preferred Stock Warrants		24	—
		Preferred Stock		500	267

Total Market Force Information, Inc.				524	267

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
OnTech Operations, Inc. (8)	Consumer & Business Products	Senior Debt Matures June 2010 Interest rate 16.00%	$106	$106	$—
		Preferred Stock Warrants		452	—
		Preferred Stock Warrants		218	—
		Preferred Stock		1,000	—

Total OnTech Operations, Inc.				1,776	—
Wageworks, Inc.	Consumer & Business Products	Preferred Stock Warrants		252	1,425
		Preferred Stock		250	368

Total Wageworks, Inc.				502	1,793

Total Consumer & Business Products (6.88%)*				26,805	25,200

Custom One Design, Inc. (8)	Semiconductors	Senior Debt Matures September 2010 Interest rate 11.50%	$426	409	109
		Common Stock Warrants		18	—

Total Custom One Design, Inc.				427	109
Enpirion, Inc.	Semiconductors	Senior Debt Matures August 2011 Interest rate Prime + 2.00% or Floor rate of 7.625%	$5,094	5,359	5,359
		Preferred Stock Warrants		157	2

Total Enpirion, Inc.				5,516	5,361
iWatt, Inc.	Semiconductors	Preferred Stock Warrants		46	—
		Preferred Stock Warrants		51	—
		Preferred Stock Warrants		73	—
		Preferred Stock Warrants		458	—
		Preferred Stock		490	950

Total iWatt, Inc.				1,118	950
NEXX Systems, Inc. (4)	Semiconductors	Senior Debt Matures March 2010 Interest rate Prime + 3.50% or Floor rate of 11.25%	$565	547	547
		Revolving Line of Credit Matures June 2010 Interest rate Prime + 8.00% or Floor rate of 13.25%	$3,000	3,102	3,102
		Revolving Line of Credit Matures June 2010 Interest rate Prime + 8.00% or Floor rate of 17.50%	$500	500	500
		Preferred Stock Warrants		562	784
		Preferred Stock		6	332

Total NEXX Systems, Inc.				4,717	5,265
Quartics, Inc.	Semiconductors	Senior Debt Matures May 2010 Interest rate 10.00%	$139	131	131
		Preferred Stock Warrants		53	—

Total Quartics, Inc.				184	131

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Solarflare Communications, Inc.	Semiconductors	Senior Debt Matures August 2010 Interest rate 11.75%	$197	$166	$166
		Preferred Stock Warrants		83	—
		Common Stock		641	—

Total Solarflare Communications, Inc.				890	166

Total Semiconductors (3.27%)*				12,852	11,982

Labopharm USA, Inc. (5)	Drug Delivery	Senior Debt Matures June 2012 Interest rate 10.95%	$20,000	19,704	19,704
		Common Stock Warrants		687	1,307
Total Labopharm USA, Inc.
				20,391	21,011

Transcept Pharmaceuticals, Inc.	Drug Delivery	Common Stock Warrants		36	94
		Common Stock Warrants		51	91
		Common Stock		500	283

Total Transcept Pharmaceuticals, Inc.				587	468

Total Drug Delivery (5.86%)*				20,978	21,479

BARRX Medical, Inc.	Therapeutic	Senior Debt Mature December 2011 Interest rate 11.00%	$5,481	5,697	5,697
		Revolving Line of Credit Matures May 2010 Interest rate 10.00%	$1,000	1,000	1,000
		Preferred Stock Warrants		76	111
		Preferred Stock		1,500	2,303

Total BARRX Medical, Inc.				8,273	9,111

EKOS Corporation	Therapeutic	Senior Debt Matures November 2010 Interest rate Prime + 2.00%	$2,677	3,193	3,193
		Preferred Stock Warrants		175	—
		Preferred Stock Warrants		153	—

Total EKOS Corporation				3,521	3,193

Gelesis, Inc. (8)	Therapeutic	Senior Debt Matures May 2012 Interest rate Prime + 7.5% or Floor rate of 10.75%	$2,847	2,852	41
		Preferred Stock Warrants		58	—

Total Gelesis, Inc.				2,910	41

Gynesonics, Inc.	Therapeutic	Preferred Stock Warrants		18	5
		Preferred Stock		250	627

Total Gynesonics, Inc.				268	632

Light Science Oncology, Inc.	Therapeutic	Preferred Stock Warrants		99	26

Total Light Science Oncology, Inc.				99	26

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Novasys Medical, Inc. (4)	Therapeutic	Senior Debt Matures January 2010 Interest rate 9.70%	$295	$529	$529
		Preferred Stock Warrants		71	—
		Preferred Stock Warrants		54	—
		Preferred Stock		1,000	1,000

Total Novasys Medical, Inc.				1,654	1,529

Total Therapeutic (3.96%)*				16,725	14,532

Cozi Group, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants		148	—
		Preferred Stock		177	7

Total Cozi Group, Inc.				325	7

Invoke Solutions, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants		56	129
		Preferred Stock Warrants		26	29

Total Invoke Solutions, Inc.				82	158

Prism Education Group, Inc.	Internet Consumer & Business Services	Senior Debt Matures December 2010 Interest rate 11.25%	$801	777	777
		Preferred Stock Warrants		43	104

Total Prism Education Group, Inc.				820	881

RazorGator Interactive Group, Inc. (4)	Internet Consumer & Business Services	Revolving Line of Credit Matures May 2010 Interest rate Prime + 6.00% or Floor rate of 12.00%	$10,000	9,989	9,989
		Preferred Stock Warrants		14	223
		Preferred Stock Warrants		28	33
		Preferred Stock		1,000	1,037

Total RazorGator Interactive Group, Inc.				11,031	11,282

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Spa Chakra, Inc. (8)	Internet Consumer & Business Services	Senior Debt Matures October 2011 Interest rate 16.45%	$10,000	$10,222	$5,444
		Senior Debt Matures April 2010 Interest rate 16.45%	$850	850	850
		Senior Debt Matures December 2009 Interest rate 16.45%	$250	250	250
		Senior Debt Matures February 2010 Interest rate 17%	$1,225	1,225	1,225
		Senior Debt Matures February 2010 Interest rate 17%	$157	157	157
		Preferred Stock Warrants		1	—

Total Spa Chakra, Inc.				12,705	7,926

Total Internet Consumer & Business Services (5.53%)*				24,963	20,254

Lilliputian Systems, Inc.	Energy	Preferred Stock Warrants		107	104
		Common Stock Warrants		48	—

Total Lilliputian Systems, Inc.				155	104

Total Energy (0.03%)*				155	104

Box.net, Inc.	Information Services	Senior Debt Matures May 2011 Interest rate Prime + 1.50%	$676	687	687
		Senior Debt Matures September 2011 Interest rate Prime + 0.50%	$287	300	300
		Preferred Stock Warrants		73	53

Total Box.net, Inc.				1,060	1,040

Buzznet, Inc.	Information Services	Preferred Stock Warrants		9	—
		Preferred Stock		250	74

Total Buzznet, Inc.				259	74

XL Education Corp.	Information Services	Common Stock		880	880

Total XL Education Corp.				880	880

hi5 Networks, Inc.	Information Services	Senior Debt Matures December 2010 Interest rate Prime + 2.5%	$1,357	1,347	1,347
		Senior Debt Matures June 2011 Interest rate Prime + 0.5%	$3,603	4,305	4,305
		Preferred Stock Warrants		213	—

Total hi5 Networks, Inc.				5,865	5,652

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Jab Wireless, Inc.	Information Services	Senior Debt Matures November 2012 Interest rate Prime + 3.50% or Floor rate of 9.5%	$14,750	$14,594	$14,594
		Revolving Line of Credit Matures October 2010 Interest rate Prime + 3.50% or Floor rate of 9.5%	$2,500	2,492	2,492
		Preferred Stock Warrants		265	151

Total Jab Wireless, Inc.				17,351	17,237

Solutionary, Inc.	Information Services	Preferred Stock Warrants		94	—
		Preferred Stock Warrants		2	—
		Preferred Stock		250	83

Total Solutionary, Inc.				346	83

Ancestry.com, Inc. (The Generation Networks, Inc.)	Information Services	Common Stock		452	880

Total Ancestry.com, Inc.				452	880

Good Technologies, Inc. (Visto Corporation)	Information Services	Common Stock		603	603

Total Visto Corporation				603	603

Coveroo, Inc.	Information Services	Preferred Stock Warrants		7	—

Total Coveroo, Inc.				7	—

Zeta Interactive Corporation	Information Services	Senior Debt Matures November 2012 Interest rate 9.50%	$4,731	4,649	4,649
		Senior Debt Matures November 2012 Interest rate 10.50%	$6,484	6,719	6,719
		Preferred Stock Warrants		172	—
		Preferred Stock		500	310

Total Zeta Interactive Corporation				12,040	11,678

Total Information Services (10.40%)*				38,863	38,127

Novadaq Technologies, Inc.	Diagnostic	Common Stock		1,567	542

Total Novadaq Technologies, Inc.				1,567	542

Optiscan Biomedical Corp.	Diagnostic	Senior Debt Matures June 2011 Interest rate 10.25%	$7,696	8,040	8,040
		Preferred Stock Warrants		760	342
		Preferred Stock		3,000	3,000

Total Optiscan Biomedical Corp.				11,800	11,382

Total Diagnostic (3.25%)*				13,367	11,924

Kamada, LTD.(5)	Biotechnology Tools	Common Stock Warrants		159	149
		Common Stock		794	1,161

Total Kamada, LTD.				953	1,310

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Labcyte, Inc.	Biotechnology Tools	Senior Debt Matures November 2012 Interest rate Prime + 8.6% or Floor rate of 11.85%	$3,500	$3,282	$3,282
		Common Stock Warrants		192	235

Total Labcyte, Inc.				3,474	3,517

NuGEN Technologies, Inc.	Biotechnology Tools	Senior Debt Matures November 2010 Interest rate Prime + 3.45% or Floor rate of 6.75%	$785	917	917
		Senior Debt Matures November 2010 Interest rate Prime + 1.70% or Floor rate of 6.75%	$442	442	442
		Preferred Stock Warrants		45	391
		Preferred Stock Warrants		33	41
		Preferred Stock		500	587

Total NuGEN Technologies, Inc.				1,937	2,378

Solace Pharmaceuticals, Inc.(4)	Biotechnology Tools	Senior Debt Matures August 2012 Interest rate Prime + 4.25% or Floor rate of 9.85%	$2,617	2,521	2,521
		Preferred Stock Warrants		42	—
		Preferred Stock Warrants		54	—

Total Solace Pharmaceuticals, Inc.				2,617	2,521

Total Biotechnology Tools (2.65%)*				8,981	9,726

Crux Biomedical, Inc.	Surgical Devices	Preferred Stock Warrants		37	—
		Preferred Stock		250	26

Total Crux Biomedical, Inc.				287	26
Transmedics, Inc. (8)	Surgical Devices	Senior Debt Matures December 2011 Interest rate Prime + 5.25% or Floor rate of 10.50%	$9,475	9,715	2,715
		Preferred Stock Warrants		225	—

Total Transmedics, Inc.				9,940	2,715

Total Surgical Devices (0.75%)*				10,227	2,741

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Glam Media, Inc.	Media/Content/Info	Preferred Stock Warrants		$482	$283

Total Glam Media, Inc.				482	283

Waterfront Media Inc.		Preferred Stock Warrants		60	592
		Preferred Stock		1,000	1,500

Total Waterfront Media Inc.				1,060	2,092

Total Media/Content/Info (0.65%)*				1,542	2,375

Total Investments				$384,583	$374,669

*	Value as a percent of net assets
(1)	Preferred and common stock, warrants, and equity interests are generally non-income producing.
(2)	Gross unrealized appreciation, gross unrealized depreciation, and net depreciation for federal income tax purposes totaled $17,409, $30,495 and $13,086, respectively. The tax cost of investments is $379,600.
(3)	Except for warrants in six publicly traded companies and common stock in four publicly traded companies, all investments are restricted at December 31, 2009 and were valued at fair value as determined in good faith by the Board of Directors. No unrestricted securities of the same issuer are outstanding. The Company uses the Standard Industrial Code for classifying the industry grouping of its portfolio companies.
(4)	Debt investments of this portfolio company have been pledged as collateral under the Wells Facility.
(5)	Non-U.S. company or the company’s principal place of business is outside the United States.
(6)	Affiliate investment that is defined under the Investment Company Act of 1940 as companies in which HTGC owns as least 5% but not more than 25% of the voting securities of the company.
(7)	Control investment that is defined under the Investment Company Act of 1940 as companies in which HTGC owners as least 25% but no more than 50% of the voting securities of the company.
(8)	Debt is on non-accrual status at December 31, 2009, and is therefore considered non-income producing.

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(Dollars in thousands, except per share data)

	For the Years Ended December 31,
	2010	2009	2008
Investment Income:
Interest income
Non Control/Non Affiliate investments	$51,417	$61,781	$67,080
Affiliate investments	—	153	203
Control investments	3,283	266	—

Total interest income	54,700	62,200	67,283

Fees
Non Control/Non Affiliate investments	5,045	10,883	8,533
Affiliate investments	—	19	19
Control investments	(271)	1,175	—

Total fees	4,774	12,077	8,552

Total investment income	59,474	74,277	75,835
Operating expenses:
Interest	8,572	9,387	13,121
Loan fees	1,259	1,880	2,649
General and administrative	7,086	7,281	6,899
Employee Compensation:
Compensation and benefits	10,474	10,737	11,595
Stock-based compensation	2,709	1,888	1,590

Total employee compensation	13,183	12,625	13,185

Total operating expenses	30,100	31,173	35,854

Net investment income	29,374	43,104	39,981
Net realized (losses) gains on investments
Non Control/Non Affiliate investments	(28,873)	(26,501)	2,643
Affiliate investments	—	(4,300)	—
Control investments	2,491	—	—

Total net realized (loss) gain on investments	(26,382)	(30,801)	2,643

Provision for excise tax	—	—	(203)
Net increase (decrease) in unrealized appreciation on investments
Non Control/Non Affiliate investments	1,118	(12,426)	(18,082)
Affiliate investments	795	5,334	(3,344)
Control investments	77	8,361	—

Total net unrealized (depreciation) appreciation on investments	1,990	1,269	(21,426)

Total net realized and unrealized gains (losses)	(24,392)	(29,532)	(18,986)

Net increase in net assets resulting from operations	$4,982	$13,572	$20,995

Net investment income per common share:
Basic	$0.80	$1.25	$1.23

Net increase in net assets resulting from operations per common share:
Basic	$0.12	$0.38	$0.64

Diluted	$0.12	$0.37	$0.64

Weighted average shares outstanding
Basic	36,156	34,486	32,619

Diluted	36,870	34,891	32,619

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(in thousands)

	Common Stock		Capital in excess of par value	Unrealized Appreciation on Investments	Accumulated Realized Gains (Losses) on Investments	Distributions in Excess of Investment Income	Provision for Income Taxes on Investment Gains	Net Assets
	Shares	Par Value
Balance at December 31, 2007	32,541	$33	$393,452	$10,129	$819	$(3,557)	$(139)	$400,737
Net increase in net assets resulting from operations	—	—	—	(21,426)	2,643	39,981	(203)	20,995
Issuance of common stock	7	—	70	—	—	—	—	70
Issuance of common stock from exercise of warrants	88	—	934	—	—	—	—	934
Issuance of common stock under restricted stock plan	238	—	—	—	—	—	—	—
Issuance of common stock under dividend reinvestment plan	222	—	1,414	—	—	—	—	1,414
Dividends declared	—	—	—	—	—	(43,282)	—	(43,282)
Tax Reclassification of stockholders’ equity	—	—	(1,700)	—	444	1,256	—	—
Stock-based compensation	—	—	1,590	—	—	—	—	1,590

Balance at December 31, 2008	33,096	$33	$395,760	$(11,297)	$3,906	$(5,602)	$(342)	$382,458

Net increase in net assets resulting from operations	—	$—	$—	$1,269	$(30,801)	$43,104	$—	$13,572
Issuance of common stock	3	—	22	—	—	—	—	22
Issuance of common stock under restricted stock plan	307	—	—	—	—	—	—	—
Issuance of common stock under dividend reinvestment plan	307	—	2,862	—	—	—	—	2,862
Issuance of common stock dividend in first quarter of 2009	1,921	2	9,530					9,532
Dividends declared	—	—	—	—	—	(43,914)	—	(43,914)
Stock-based compensation	—	—	1,983	—			—	1,983
Tax Reclassification of stockholders’ equity			(1,121)		(1,234)	2,355		—

Balance at December 31, 2009	35,634	$35	$409,036	$(10,028)	$(28,129)	$(4,057)	$(342)	$366,515

Net increase in net assets resulting from operations	—	$—	$—	$1,990	$(26,382)	$29,374	$—	$4,982
Issuance of common stock	531	1	2,661	—	—	—	—	2,662
Issuance of common stock under restricted stock plan	485	—	—	—	—	—	—	—
Acquisition of common stock under repurchase plan	(403)	—	(3,699)	—	—	—	—	(3,699)
Issuance of common stock under dividend reinvestment plan	199	—	1,927	—	—	—	—	1,927
Retired shares from net issuance	(189)	—	(1,934)	—	—	—	—	(1,934)
Public Offering	7,187	7	68,097	—	—	—	—	68,104
Dividends declared	—	—	—	—	—	(28,816)	—	(28,816)
Stock-based compensation	—	—	2,790	—	—	—	—	2,790
Tax Reclassification of stockholders’ equity			(1,329)		3,478	(2,149)		—

Balance at December 31, 2010	43,444	$43	$477,549	$(8,038)	$(51,033)	$(5,648)	$(342)	$412,531

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	For the Years Ended December 31,
	2010	2009	2008
Cash flows from operating activities:
Net increase in net assets resulting from operations	$4,982	$13,572	$20,995
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in and provided by operating activities:
Purchase of investments	(322,331)	(89,188)	(304,666)
Principal payments received on investments	196,119	274,819	222,668
Proceeds from sale of investments	7,613	5,769	20,170
Net unrealized (appreciation) depreciation on investments	(1,990)	(1,269)	21,426
Net realized (gain) loss on investments	26,382	30,801	(2,643)
Net unrealized appreciation on investments due to lender	(13)	29	143
Accretion of paid-in-kind principal	(3,246)	(2,959)	(954)
Accretion of loan discounts	(4,526)	(5,463)	(7,239)
Accretion of loan exit fees	437	(4,649)	(1,588)
Depreciation	400	367	306
Stock-based compensation	2,790	1,983	1,590
Common stock issued in lieu of Director compensation	105	22	70
Change in deferred loan origination revenue	4,185	(4,446)	279
Change in operating assets and liabilities:
Interest and fees receivable	(1,200)	1,478	(830)
Prepaid expenses and other assets	263	2,844	506
Accounts payable	350	(70)	302
Income tax receivable (payable)	(41)	—	—
Accrued liabilities	(3,529)	2,484	1,840
Excise tax payable	—	(196)	98

Net cash provided by (used in) operating activities	(93,250)	225,928	(27,527)

Cash flows from investing activities:
Purchases of capital equipment	(244)	(134)	(606)
Other long-term assets	350	(360)	(6)

Net cash provided by (used in) investing activities	106	(494)	(612)

Cash flows from financing activities:
Proceeds from issuance of common stock, net	68,727	—	934
Stock repurchase program	(3,699)	—	—
Dividends paid	(26,889)	(31,519)	(41,868)
Borrowings of credit facilities	39,400	98,988	252,499
Repayments of credit facilities	—	(185,170)	(169,967)
Fees paid for credit facilities and debentures	(2,209)	(147)	(4,073)

Net cash provided by (used) in financing activities	75,330	(117,848)	37,525
Net increase in cash	(17,814)	107,586	9,386
Cash and cash equivalents at beginning of period	124,828	17,242	7,856

Cash and cash equivalents at end of period	$107,014	$124,828	$17,242

Supplemental disclosures:
Interest paid	$8,274	$9,386	$10,880
Income taxes paid	39	228	139
Stock dividend	—	9,532	—

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Description of Business, Basis of Presentation and Summary of Significant Accounting Policies

Hercules Technology Growth Capital, Inc. (the “Company”) is a specialty finance company that provides debt and equity growth capital to technology-related companies at various stages of development, which include select publicly listed companies and lower middle market companies. The Company sources its investments through its principal office located in Silicon Valley, as well as through its additional offices in the Boston, Massachusetts and Boulder, Colorado. The Company was incorporated under the General Corporation Law of the State of Maryland in December 2003. The Company commenced operations on February 2, 2004 and commenced investment activities in September 2004.

The Company is an internally managed, non-diversified closed-end investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). From incorporation through December 31, 2005, the Company was taxed as a corporation under Subchapter C of the Internal Revenue Code of 1986, (the “Code”). Effective January 1, 2006, the Company has elected to be treated for tax purposes as a regulated investment company, or RIC, under the Code (see Note 5).

The Company formed Hercules Technology II, L.P. (“HT II”), which was licensed on September 27, 2006, and Hercules Technology III, L.P. (“HT III”) which was licensed on May 26, 2010, to operate as Small Business Investment Companies (“SBIC”) under the authority of the Small Business Administration (“SBA”). As SBICs, HT II and HT III are subject to a variety of regulations concerning, among other things, the size and nature of the companies in which they may invest and the structure of those investments. The Company also formed Hercules Technology SBIC Management, LLC (“HTM”), a limited liability company. HTM is a wholly-owned subsidiary of the Company. The Company is the sole limited partner of HT II and HT III, and HTM is the general partner (see Note 4).

The Company also established wholly owned subsidiaries, all of which are structured as Delaware corporations and limited liability companies, to hold portfolio companies organized as limited liability companies, or LLCs, (or other forms of pass-through entities). We currently qualify as a RIC for federal income tax purposes, which allows us to avoid paying corporate income taxes on any income or gains that we distribute to our stockholders. The purpose of establishing these entities is to satisfy the RIC tax requirement that at least 90% of our gross income for income tax purposes is investment income.

The consolidated financial statements include the accounts of the Company and its subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation. In accordance with Article 6 of Regulation S-X under the Securities Act of 1933 and the Securities and Exchange Act of 1934, the Company does not consolidate portfolio company investments.

Summary of Significant Accounting Policies

Use of Estimates

The accompanying consolidated financial statements are presented in conformity with accounting principles generally accepted in the United States. This requires management to make estimates and assumptions that affect the amounts and disclosures reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, and actual results could differ from those estimates.

Valuation of Investments

Our investments are carried at fair value in accordance with the 1940 Act and Accounting Standards Codification (“ASC”) topic 820 Fair Value Measurements and Disclosures, (formerly known as SFAS No. 157, Fair

Value Measurements). At December 31, 2010, approximately 79.8% of the Company’s total assets represented investments in portfolio companies that are valued at fair value by the Board of Directors. Value, as defined in Section 2(a) (41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the Board of Directors. The Company’s debt securities are primarily invested in equity sponsored technology, life science and clean technology companies. Given the nature of lending to these types of businesses, the Company’s investments in these portfolio companies are considered Level 3 assets under ASC 820 because there is no known or accessible market or market indexes for these investment securities to be traded or exchanged. As such, it values substantially all of its investments at fair value as determined in good faith pursuant to a consistent valuation policy and the Company’s Board of Directors in accordance with the provisions of ASC 820 and the 1940 Act. Due to the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments determined in good faith by its Board may differ significantly from the value that would have been used had a ready market existed for such investments, and the differences could be material.

Our Board of Directors may from time to time engage an independent valuation firm to provide us with valuation assistance with respect to certain of our portfolio investments on a quarterly basis. We intend to continue to engage an independent valuation firm to provide us with assistance regarding our determination of the fair value of selected portfolio investments each quarter unless directed by the Board of Directors to cancel such valuation services. The scope of services rendered by an independent valuation firm is at the discretion of the Board of Directors. Our Board of Directors is ultimately and solely responsible for determining the fair value of our investments in good faith.

With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our board of directors has approved a multi-step valuation process each quarter, as described below:

(1) our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment;

(2) preliminary valuation conclusions are then documented and discussed with our investment committee;

(3) the valuation committee of the board of directors reviews the preliminary valuation of the investment committee and that of the independent valuation firm and responds to the valuation recommendation of the independent valuation firm to reflect any comments, if any; and

(4) the board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of, where applicable, the respective independent valuation firm and the valuation committee.

We adopted ASC 820 on January 1, 2008. ASC 820 establishes a framework for measuring the fair value of the assets and liabilities and outlines a fair value hierarchy which prioritizes the inputs used to measure fair value and the effect of fair value measures on earnings. ASC 820 also enhances disclosure requirements for fair value measurements based on the level within the hierarchy of the information used in the valuation. ASC 820 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value but does not expand the use of fair value in any new circumstances. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The Company has categorized all investments recorded at fair value in accordance with ASC 820 based upon the level of judgment associated with the inputs used to measure their fair value. Hierarchical levels, defined by ASC 820 and directly related to the amount of subjectivity associated with the inputs to fair valuation of these assets and liabilities, are as follows:

Level 1—Inputs are unadjusted, quoted prices in active markets for identical assets at the measurement date. The types of assets carried at Level 1 fair value generally are equities listed in active markets.

Level 2—Inputs (other than quoted prices included in Level 1) are either directly or indirectly observable for the asset in connection with market data at the measurement date and for the extent of the instrument’s anticipated life. Fair valued assets that are generally included in this category are warrants held in a public company.

Level 3—Inputs reflect management’s best estimate of what market participants would use in pricing the asset at the measurement date. It includes prices or valuations that require inputs that are both significant to the fair value measurement and unobservable. Generally, assets carried at fair value and included in this category are the debt investments and warrants and equities held in a private company.

Debt Investments

The Company follows the guidance set forth in ASC 820 which establishes a framework for measuring the fair value of assets and liabilities and outlines a fair value hierarchy which prioritizes the inputs used to measure fair value and the effect of fair value measures on earnings. The Company’s debt securities are primarily invested in equity sponsored technology, life science and clean technology companies. Given the nature of lending to these types of businesses, the Company’s investments in these portfolio companies are considered Level 3 assets under ASC 820 because there is no known or accessible market or market indexes for these investment securities to be traded or exchanged.

During the quarter ended December 31, 2010, and in connection with the year-end audit process, the Company corrected the valuation process to refine its application of ASC 820. We applied a new procedure that assumes a sale of investment in a hypothetical market to a hypothetical market participant where buyers and sellers are willing participants. The hypothetical market does not include scenarios where the underlying security was simply repaid or extinguished, but includes an exit concept. Under the new process, the Company has continued to evaluate the collateral for recoverability of the debt investments as well as apply all of its historical fair value analysis excluding its interest rate sensitivity analysis, which was replaced by the hypothetical market participant method, as discussed above. The Company uses pricing on recently issued comparable debt securities to determine the baseline hypothetical market yields as of the measurement date. The Company considers each portfolio company’s credit rating, security liens and other characteristics of the investment to adjust the baseline yield to derive a hypothetical yield for each investment. The anticipated future cash flows from each investment are then discounted at the hypothetical yield to estimate each investment’s fair value as of the measurement date.

The Company’s audited consolidated financial statements for the year ended December 31, 2010 reflect the fair value of its debt investments in accordance with ASC 820 using the new valuation procedures described above. The Company determined that if it had analyzed the fair value of its investments for the year ended December 31, 2009 using this procedure, the result to the 2009 consolidated financial statements would not have been material. During the year ended December 31, 2010, the Company recognized additional unrealized depreciation of $803,000 which is not material to the 2010 consolidated financial statements.

In addition, amounts previously recorded as deferred fee income ($2.4 million at December 31, 2009) and accrued back-end fees ($6.6 million at December 31, 2009) are no longer shown separately on the consolidated Balance Sheets because these amounts are a component of fair value of the investments on the consolidated Schedule of Investments.

Under the new valuation methodology, the Company’s process includes the examination of criteria similar to those used in its original investment decision, including, among other things, the underlying investment performance, the current portfolio company’s financial condition and market changing events that impact valuation, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date. If there is a significant deterioration of the credit quality of a debt investment, the Company may consider other factors to estimate fair value, including the proceeds that would be received in a liquidation analysis.

The Company records unrealized depreciation on investments when it believes that an investment has decreased in value, including where collection of a loan is doubtful or if under the in exchange premise when the value of a debt security were to be less than amortized cost of the investment. Conversely, where appropriate, the Company records unrealized appreciation if it believes that the underlying portfolio company has appreciated in value and, therefore, that its investment has also appreciated in value or if under the in exchange premise the value of a debt security were to greater than amortized cost.

When originating a debt instrument, the Company generally receives warrants or other equity-related securities from the borrower. The Company determines the cost basis of the warrants or other equity-related securities received based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt and warrants or other equity-related securities received. Any resulting discount on the loan from recordation of the warrant or other equity instruments is accreted into interest income over the life of the loan.

Equity-Related Securities and Warrants

Securities that are traded in the over-the-counter markets or on a stock exchange will be valued at the prevailing bid price at period end. We have a limited number of equity securities in public companies. In accordance with the 1940 Act, unrestricted publicly traded securities for which market quotations are readily available are valued at the closing market quote on the valuation date.

The Company estimates the fair value of warrants using a Black Scholes pricing model. At each reporting date, privately held warrant and equity related securities are valued based on an analysis of various factors including, but not limited to, the portfolio company’s operating performance and financial condition and general market conditions, price to enterprise value or price to equity ratios, discounted cash flow, valuation comparisons to comparable public companies or other industry benchmarks. When an external event occurs, such as a purchase transaction, public offering, or subsequent equity sale, the pricing indicated by that external event is utilized to corroborate the Company’s valuation of the warrant and equity related. The Company periodically reviews the valuation of its portfolio companies that have not been involved in a qualifying external event to determine if the enterprise value of the portfolio company may have increased or decreased since the last valuation measurement date.

Investments measured at fair value on a recurring basis are categorized in the tables below based upon the lowest level of significant input to the valuations as of December 31, 2010 and 2009:

		Investments at Fair Value as of December 31, 2010
(in thousands) Description	12/31/2010	Quoted Prices In Active Markets For Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Senior secured debt	$394,198	$—	$—	$394,198
Subordinated debt	7,420	—	—	7,420
Preferred stock	24,607	—	—	24,607
Common stock	22,117	4,943	16,144	1,030
Warrants	23,690	—	6,289	17,401

	$472,032	$4,943	$22,433	$444,656

		Investments at Fair Value as of December 31, 2009
(in thousands) Description	12/31/2009	Quoted Prices In Active Markets For Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Senior secured debt	$319,129	$—	$—	$319,129
Senior debt-second lien	6,005	—	—	6,005
Preferred stock	22,875	—	—	22,875
Common stock	12,210	1,986	8,451	1,773
Warrants	14,450	—	3,374	11,076

	$374,669	$1,986	$11,825	$360,858

The table below presents a reconciliation for all assets and liabilities measured at fair value on a recurring basis, excluding accrued interest components, using significant unobservable inputs (Level 3) for the year ended December 31, 2010 and 2009

(in thousands)	Balance, January 1, 2010	Net Realized Gains (losses)(1)	Net change in unrealized appreciation or depreciation(2)	Purchases, sales, repayments, and exit, net	Transfer in & out of Level 3	Balances, December 31, 2010
Senior Debt	$319,129	$(12,835)	$(3,076)	$98,058	$(7,078)	$394,198
Subordinated Debt	—	—	—	7,420	—	7,420
Senior Debt-Second Lien	6,005	—	—	(6,005)	—	—
Preferred Stock	22,875	(1,250)	(995)	2,603	1,374	24,607
Common Stock	1,773	(15,037)	(743)	15,037	—	1,030
Warrants	11,076	(1,225)	568	8,650	(1,668)	17,401

Total	$360,858	$(30,347)	$(4,246)	$125,763	$(7,372)	$444,656

(in thousands)	Balance, January 1, 2009	Net Realized Gains (losses) (1)	Net change in unrealized appreciation or depreciation (2)	Purchases, sales, repayments, and exit, net	Transfer in & out of Level 3	Balances, December 31, 2009
Senior Debt	$534,230	$(27,192)	$4,698	$(192,607)	$—	$319,129
Senior Debt-Second Lien	5,824	—	—	181	—	6,005
Preferred Stock	21,249	(3,000)	4,373	661	(408)	22,875
Common Stock	1,894	(105)	(749)	1,204	(471)	1,773
Warrants	14,952	(1,150)	(4,116)	1,390	—	11,076

Total	$578,149	$(31,447)	$4,206	$(189,171)	$(879)	$360,858

(1)	Includes net realized gains /(losses) recorded as realized gains or losses in the accompanying consolidated statements of operations.
(2)	Included in change in net unrealized appreciation or depreciation in the accompanying consolidated statements of operations.

Transfers out of Level 3 Senior Debt resulted from four distinct transactions totaling approximately $7.1 million, the majority of which relates to the conversion of InfoLogix, Inc. debt to public equity. Further transfers out of Level 3 Warrants resulted from three distinct transactions totaling approximately $1.7 million, the majority of which relates to the Aveo Pharmaceutical IPO. Transfers in to Preferred Stock Level 3 resulted from four distinct transactions totaling approximately $1.4 million, the majority of which resulted from the conversion of Transmedics, Inc. debt to equity.

For the year ended December 31, 2010 approximately $3.1 million, $3.0 million and $461,000 in unrealized depreciation was recorded for debt equity and warrant Level 3 investments.

As required by the 1940 Act, the Company classifies its investments by level of control. “Control Investments” are defined in the 1940 Act as investments in those companies that the Company is deemed to “Control.” Generally, under the 1940 Act, the Company is deemed to “Control” a company in which it has invested if it owns 25% or more of the voting securities of such company or has greater than 50% representation on its board. “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of the Company, as defined in the 1940 Act, which are not Control Investments. The Company is deemed to be an “Affiliate” of a company in which it has invested if it owns 5% or more but less than 25% of the voting securities of such company. “Non-Control/Non-Affiliate Investments” are those investments that are neither Control Investments nor Affiliate Investments.

At December 31, 2010, we had one Control Investment, InfoLogix, Inc. Approximately $3.0 million in investment income was derived from the debt investment in this software and internet consumer portfolio company during the period ended December 31, 2010. See “—Subsequent Events.” At December 31, 2009, the Company had an investment in one portfolio company deemed to be a Control Investment and $1.4 million in investment income was derived from the debt investment in this portfolio company. No investments in 2008 were deemed to be Control Investments.

Approximately $2.5 million of realized gains and net unrealized appreciation of approximately $77,000 on the Control Investment were recognized during the period ended December 31, 2010. No realized gains or losses related to Control Investments were recognized during the years ended December 31, 2009 and 2008. We recognized unrealized appreciation of approximately $8.4 million on Control Investments in 2009. No unrealized appreciation or depreciation was recognized on Control Investments during the year end December 31, 2008.

At December 31, 2010 and 2009, the Company had one investment in a portfolio company deemed to be an Affiliate. No income was derived from this investment as this is a non-income producing equity investment. At December 31, 2008, the Company had three portfolio companies deemed to be Affiliates. For the year ended December 31, 2008, income derived from these investments was $199,000 in interest income and $18,000 related to commitment and facility fee amortization. One company that was an Affiliate in 2008 performed a capital raise in 2009 which resulted in the company no longer being an Affiliate and one investment was disposed of in 2009.

There were no realized gains or losses related to Affiliates during the years ended December 31, 2010 and 2008. During 2009, the Company recognized a realized loss of approximately $4.0 million in a portfolio company that was an affiliate prior to the disposal of the investment. During the years ended December 31, 2010 and 2009, we recognized unrealized appreciation of approximately $795,000 and $5.3 million, respectively, and in unrealized depreciation in 2008 of $3.3 million related to Affiliates.

Income Recognition

Interest income is recorded on the accrual basis to the extent it is expected to be collected. Original Issue Discount (“OID”), represents the estimated fair value of detachable equity warrants obtained in conjunction with the acquisition of debt securities and is accreted into interest income over the term of the loan as a yield enhancement. When a loan becomes 90 days or more past due, or if management otherwise does not expect the portfolio company to be able to service its debt and other obligations, the Company will, as a general matter, place the loan on non-accrual status and cease recognizing interest income on that loan until all principal and interest has been brought current through payment. However, Hercules may make exceptions to this policy if the investment has sufficient collateral value and is in the process of collection. There were two loans on non-accrual status as of December 31, 2010 with an aggregated cost of $11.4 million and fair values of $4.0 million. There were five loans on non-accrual as of December 31, 2009 with an aggregate cost of $25.5 million and fair value of approximately $10.5 million.

Contractual paid-in-kind (“PIK”) interest, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term, is generally recorded on the accrual basis to the extent such amounts are expected to be collected. The Company will generally cease accruing PIK interest if there is insufficient value to support the accrual or if it does not expect the portfolio company to be able to pay all principal and interest due. To maintain its status as a RIC, PIK income must be paid out to stockholders in the form of dividends even though the Company has not yet collected the cash. Amounts necessary to pay these dividends may come from available cash or the liquidation of certain investments. For the years ended December 31, 2010, 2009 and 2008, the Company recognized approximately $2.3 million, $2.9 million and $1.0 million in PIK income, respectively.

Effective January 1, 2011, the Company will recognize nonrecurring fees amortized over the remaining term of the loan commencing in the quarter relating to specific loan modifications. Certain fees may still be recognized as one-time fees, including prepayment penalties, fees related to select covenant default waiver fees and acceleration of previously deferred loan fees and original issue discount (OID) related to early loan pay-off or material modification of the specific debt outstanding.

During its quarter ended December 31, 2010, the Company corrected its method of accounting for nonrecurring fees related to loan modifications. The Company previously recognized these fees upon modification of loans. The Company’s audited consolidated financial statements for the year ended December 31, 2010 reflect the correct accounting and recognize fee income in accordance with the procedures described in the preceding paragraph. The Company determined that if it had analyzed the one-time fees for the year ended December 31, 2009 using these procedures, the result to the 2009 consolidated financial statements would not have been material. In addition, the change in method of accounting for nonrecurring fees related to loan modifications has no impact on taxable income. During the year ended December 31, 2010, the Company deferred one-time fee revenue that was recognized in previous periods as income of approximately $1.0 million which is not material to the 2010 consolidated financial statements.

In addition, the Company has considered the aggregated impact of the out of period adjustments recorded in 2010 related to the application of ASC 820 as discussed above under “Debt Investments” and the one-time fee recognition, and concluded that the aggregated impact would not be material to the 2010 or previously issued consolidated financial statements.

Loan origination, commitment and nonrecurring fees received in full at the inception of a loan or upon modification are deferred and amortized into fee income as an enhancement to the related loan’s yield over the contractual life of the loan. Loan exit fees to be paid at the termination of the loan are accreted into fee income over the contractual life of the loan. The Company had approximately $6.6 million, $2.4 million and $6.9 million of unamortized fees at December 31, 2010, 2009 and 2008, respectively, and approximately $5.1 million, $6.6 million $3.6 million in exit fees receivable at December 31, 2010, 2009 and 2008, respectively.

In certain investment transactions, the Company may provide advisory services. For services that are separately identifiable and external evidence exists to substantiate fair value, income is recognized as earned, which is generally when the investment transaction closes. The Company had no income from advisory services in 2010, 2009 and 2008.

Financing costs

Debt financing costs are fees and other direct incremental costs incurred by the Company in obtaining debt financing and are recognized as prepaid expenses and amortized into the consolidated statement of operations as loan fees over the term of the related debt instrument. Prepaid financing costs, net of accumulated amortization, were as follows:

	As of December 31
(in thousands)	2010	2009
Wells Facility	$250	$325
SBA Debenture	4,917	3,622

	$5,167	$3,947

Cash Equivalents

The Company considers money market funds and other highly liquid short-term investments with a maturity of less than 90 days to be cash equivalents.

Stock Based Compensation

The Company recognizes share based compensation in accordance with ASC Topic 718, formerly known as FAS 123R, Share-Based Payment. Under ASC 718, compensation expense associated with stock based compensation is measured at the grant date based on the fair value of the award and is recognized over the vesting period. Determining the appropriate fair value model and calculating the fair value of stock-based awards at the grant date requires judgment, including estimating stock price volatility, forfeiture rate and expected option life.

Earnings Per Share (EPS)

Basic EPS is calculated by dividing net earnings applicable to common shareholders by the weighted average number of common shares outstanding. Common shares outstanding includes common stock and restricted stock for which no future service is required as a condition to the delivery of the underlying common stock. Diluted EPS includes the determinants of basic EPS and, in addition, reflects the dilutive effect of the common stock deliverable pursuant to stock options and to restricted stock for which future service is required as a condition to the delivery of the underlying common stock.

Income Taxes

We operate to qualify to be taxed as a RIC under the Internal Revenue Code. Generally, a RIC is entitled to deduct dividends it pays to its shareholders from its income to determine “taxable income.” Taxable income includes our net taxable interest, dividend and fee income, as well as our net realized capital gains. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses. In addition, taxable income generally excludes any unrealized appreciation or depreciation in our investments, because gains and losses are not included in taxable income until they are realized and required to be recognized. Taxable income includes certain income, such as contractual payment-in-kind interest and amortization of discounts and fees that is required to be accrued for tax purposes even though cash collections of such income are generally deferred until repayment of the loans or debt securities that gave rise to such income.

We have distributed and currently intend to distribute sufficient dividends to eliminate taxable income. We are subject to a nondeductible federal excise tax of 4% if we do not distribute at least 98% of our investment company taxable income in any calendar year and 98.2% of our capital gain net income for each one year period ending on October 31. We did not record an excise tax provision for the years ended December 31, 2010 and 2009. The maximum amount of excess taxable income that may be carried over for distribution in the next year under the Code is the total amount of dividends paid in the following year, subject to certain declaration and payment guidelines.

Dividends

Dividends and distributions to common stockholders are approved by the Board of Directors on a quarterly basis and the dividend payable is recorded on the ex-dividend date.

We have adopted an “opt out” dividend reinvestment plan that provides for reinvestment of our distribution on behalf of our stockholders, unless a stockholder elects to receive cash. As a result, if our Board of Directors authorizes, and we declare a cash dividend, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash dividend automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends. During 2010 and 2009, the Company issued approximately 199,000 and 307,000 shares, respectively, of common stock to shareholders in connection with the dividend reinvestment plan.

Segments

The Company lends to and invests in portfolio companies in various technology-related companies, including clean technology, life sciences, and lower middle market companies. The Company separately evaluates the performance of each of its lending and investment relationships. However, because each of these loan and investment relationships has similar business and economic characteristics, they have been aggregated into a single lending and investment segment. All segment disclosures are included in or can be derived from the Company’s consolidated financial statements.

Reclassifications

Certain prior period information has been reclassified to conform to current year presentation.

Recent Accounting Pronouncements

In January 2010, the FASB issued ASU No. 2010-01, Accounting for Distributions to Shareholders with Components of Stock and Cash (“ASU 2001-01”), which addresses the accounting for a distribution to shareholders that offers them the ability to elect to receive their entire distribution in cash or shares of equivalent value with a potential limitation on the total amount of cash that shareholders can receive in the aggregate. ASU 2010-01 clarifies that the stock portion of such a distribution is considered a share issuance reflected prospectively in earnings per share. ASU 2010-01 is effective for interim and annual periods ending after December 15, 2009 and should be applied on a prospective basis. The Company adopted the requirements of ASU 2010-01 in the fourth quarter of 2009 and its adoption did not have a material effect on our consolidated financial statements.

In January 2010, the FASB issued ASU No. 2010-06, Fair Value Measurements and Disclosures (“ASU 2010-06”), which amends ASC 820 and requires additional disclosure related to recurring and non-recurring fair value measurements with respect to transfers in and out of Levels 1 and 2 and activity in Level 3 fair value measurements. The update also clarifies existing disclosure requirements related to the level of disaggregation and disclosure about inputs and valuation techniques. ASU 2010-06 is effective for interim and annual periods beginning after December 15, 2009 except for disclosures related to activity in Level 3 fair value measurements which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The Company adopted the requirements of ASU 2010-06 in the fourth quarter of 2009 and its adoption did not have a material effect on our consolidated financial statements.

In February 2010, the FASB issued ASU 2010-09, Subsequent Events (“ASU 2010-09”), which amends ASC 855 to address certain implementation issues, including (1) eliminating the requirement for SEC filers to disclose the date through which it has evaluated subsequent events, (2) clarifying the period through which conduit bond obligors must evaluate subsequent events, and (3) refining the scope of the disclosure requirements for reissued financial statements. The adoption of this standard did not have a significant impact on the Company’s consolidated financial statements.

2. Investments

Investments consist of securities issued by privately- and publicly-held companies consisting of senior debt, subordinated debt, warrants and preferred equity securities. Our investments are identified in the accompanying consolidated schedule of investments. Our debt securities are payable in installments with final maturities generally from 3 to 7 years and are generally collateralized by all assets of the borrower.

A summary of the composition of the Company’s investment portfolio as of December 31, 2010 and 2009 at fair value is shown as follows:

	December 31, 2010		December 31, 2009
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio

Senior secured debt with warrants	$357,963	75.8%	$226,391	60.4%
Senior secured debt	59,251	12.6%	107,075	28.6%
Preferred stock	26,813	5.7%	22,875	6.1%
Senior debt-second lien with warrants	8,094	1.7%	6,118	1.6%
Common Stock	19,911	4.2%	12,210	3.3%

	$472,032	100.0%	$374,669	100%

A summary of the Company’s investment portfolio, at value, by geographic location is as follows:

	December 31, 2010		December 31, 2009
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
United States	$438,585	92.9%	$349,262	93.2%
Canada	20,876	4.4%	21,553	5.8%
England	10,653	2.3%	—	0.0%
Israel	1,918	0.4%	1,310	0.3%
Netherlands	—	0.0%	2,544	0.7%

	$472,032	100.0%	$374,669	100%

The following table shows the fair value of our portfolio by industry sector as of December 31, 2010 and 2009 (excluding unearned income):

	December 31, 2010		December 31, 2009
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio

Software	$96,508	20.4%	$61,514	16.5%
Communications & Networking	65,098	13.8%	58,039	15.6%
Specialty Pharma	63,607	13.5%	25,628	6.8%
Drug Discovery	52,777	11.2%	53,266	14.2%
Consumer & Business Products	45,316	9.6%	25,200	6.7%
Drug Delivery	35,250	7.5%	21,479	5.7%
Clean Tech	25,722	5.4%	—	0.0%
Therapeutic	25,300	5.4%	14,532	3.9%
Diagnostic	14,911	3.2%	11,924	3.2%
Information Services	10,857	2.3%	38,127	10.2%
Surgical Devices	10,172	2.1%	2,741	0.7%
Electronics & Computer Hardware	7,819	1.6%	17,778	4.7%
Internet Consumer & Business Services	7,255	1.5%	20,254	5.4%
Biotechnology Tools	5,987	1.3%	9,726	2.6%
Semiconductors	3,227	0.7%	11,982	3.2%
Media/Content/Info	2,223	0.5%	2,375	0.6%
Energy	3	0.0%	104	0.0%

	$472,032	100.0%	$374,669	100%

During the years ended December 31, 2010 and 2009, the Company made investments in debt securities totaling $320.4 and $86.3 million, respectively, and made investments in equity securities of approximately $2.3 and $2.9 million, respectively. In addition, during the year ended December 31, 2010, the Company converted approximately $7.1 million of debt to equity in four portfolio companies. No single portfolio investment represents more than 10% of the fair value of the investments as of December 31, 2010 and 2009.

3. Fair Value of Financial Instruments

Fair value estimates are made at discrete points in time based on relevant information. These estimates may be subjective in nature and involve uncertainties and matters of significant judgment and, therefore, cannot be determined with precision. The Company believes that the carrying amounts of its financial instruments, consisting of cash and cash equivalents, receivables, accounts payable and accrued liabilities approximate the fair values of such items due to the short maturity of such instruments. As of December 31, 2010, calculated based on the net present value of payments over the term of the notes using estimated market rates for similar notes and remaining terms, the fair value of its SBIC debentures would be approximately $175.5 million, compared to carrying amount of $170.0 million as of December 31, 2010.

See the accompanying consolidated schedule of investments for the fair value of the Company’s investments. The methodology for the determination of the fair value of the Company’s investment is discussed in Note 1.

4. Borrowings

Citibank Credit Facility

The Company, through Hercules Funding Trust I, an affiliated statutory trust, had a securitized credit facility (the “Citibank Credit Facility”) with Citigroup Global Markets Realty Corp. which expired under the normal terms. During the first quarter of 2009, the Company paid off all remaining principal and interest owed under the Credit Facility. Citigroup has an equity participation right through a warrant participation agreement on the pool of loans and warrants collateralized under the Citibank Credit Facility. Pursuant to the warrant participation agreement, the Company granted to Citigroup a 10% participation in all warrants held as collateral. However, no additional warrants were included in collateral subsequent to the facility amendment on May 2, 2007. As a result, Citigroup is entitled to 10% of the realized gains on the warrants until the realized gains paid to Citigroup pursuant to the agreement equal $3,750,000 (the “Maximum Participation Limit”). The obligations under the warrant participation agreement continue even after the Credit Facility is terminated until the Maximum Participation Limit has been reached. The value of their participation right on unrealized gains in the related equity investments was approximately $481,000 as of December 31, 2010 and is included in accrued liabilities. There can be no assurances that the unrealized appreciation of the warrants will not be higher or lower in future periods due to fluctuations in the value of the warrants, thereby increasing or reducing the effect on the cost of borrowing. Since inception of the agreement, the Company has paid Citigroup approximately $1.1 million under the warrant participation agreement thereby reducing its realized gains by this amount. The Company will continue to pay Citigroup under the warrant participation agreement until the Maximum Participation Limit is reached or the warrants expire.

Long-term SBA Debentures

On September 27, 2006, HT II and on May 26, 2010, HT III received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and additional contributions to regulatory capital. Under the Small Business Investment Company Act and current SBA policy applicable to SBICs, an SBIC can have outstanding at any time SBA guaranteed debentures up to twice the amount of its regulatory capital. As of December 31, 2010, the maximum statutory limit on the dollar amount of outstanding SBA guaranteed debentures issued by a single SBIC is $150.0 million, subject to periodic adjustments by the SBA. With our net investment of $75.0 million in HT II as of December 31, 2010, HT II has the current capacity to issue up to a total of $150.0 million of SBA guaranteed debentures, of which $150.0 million was outstanding. Currently, HT II has paid commitment fees of approximately $1.5 million. As of December 31, 2010, the maximum statutory limit on the dollar amount of combined outstanding SBA guaranteed debentures is $225.0 million, subject to periodic adjustments by the SBA. As of December 31, 2010, HT III had the potential to borrow up to $75.0 million of SBA-guaranteed debentures under the SBIC program. With our net investment of $37.5 million in HT III as of December 31, 2010, HT III has the capacity to issue a total of $75.0 million of SBA guaranteed debentures, subject to SBA approval, of which $20.0 million was outstanding at December 31, 2010. Currently, HT III has paid commitment fees of approximately $750,000. There is no assurance that HT II or HT III will be able to draw up to the maximum limit available under the SBIC program.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under present SBA regulations, eligible small businesses include businesses that have a tangible net worth not exceeding $18.0 million and have average annual fully taxed net income not exceeding $6.0 million for the two most recent fiscal years. In addition, SBICs must devote 25.0% of its investment activity to “smaller” concerns as defined by the SBA. A smaller concern is one that has a tangible net worth not exceeding $6.0 million and has average annual fully taxed net income not exceeding $2.0 million for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. Through its wholly-owned subsidiaries HT II and HT III, the Company plans to provide long-term loans to qualifying small businesses, and in connection therewith, make equity investments.

HT II and HT III are periodically examined and audited by the SBA’s staff to determine its compliance with SBA regulations. If HT II or HT III fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit HT II’s or HT III’s use of debentures, declare outstanding debentures immediately due and payable, and/or limit HT II or HT III from making new investments. In addition, HT II or HT III may also be limited in their ability to make distributions to us if they do not have sufficient capital in accordance with SBA regulations. Such actions by the SBA would, in turn, negatively affect us because HT II and III are our wholly owned subsidiaries. HT II and HT III were in compliance with the terms of the SBIC’s leverage as of December 31, 2010 as a result of having sufficient capital as defined under the SBA regulations. As of December 31, 2010, HT III could draw up to $55.0 million of additional leverage from SBA, as noted above. The rates of borrowings under various draws from the SBA beginning in April 2007 and set semiannually in March and September range from 3.22% to 5.73%. In addition, the SBA charges a fee that is set annually, depending on the Federal fiscal year the leverage commitment was delegated by the SBA, regardless of the date that the leverage was drawn by the SBIC. The annual fees related to HT II debentures that pooled on September 22, 2010 were 0.406% and 0.285%, depending upon the year the underlying commitment was closed in. The annual fees on other debentures have been set at 0.906%. The average amount of debentures outstanding for the year ended December 31, 2010 for HT II was approximately $139.4 million with an average interest rate of approximately 5.11%. The average amount of debentures outstanding for the year ended December 31, 2010 for HT III was approximately $13.9 million with an average interest rate of approximately 3.215%. Interest is payable semiannually and there are no principal payments required on these issues prior to maturity. Debentures under the SBA generally mature ten years after being borrowed. Based on the initial draw down date of April 2007, the initial maturity of SBA debentures will occur in April 2017.

See Note 16 regarding the payment of the Company’s SBIC debentures.

Wells Facility

On August 25, 2008, the Company, through a special purpose wholly-owned subsidiary of the Company, Hercules Funding II, LLC, entered into a two-year revolving senior secured credit facility with an optional one-year extension with total commitments of $50 million, with Wells Fargo Capital Finance as a lender and as an arranger and administrative agent (the “Wells Facility”). The Wells Facility has the capacity to increase to $300 million if additional lenders are added to the syndicate. We continue to be in discussions with various other potential lenders to join the facility; however, there is no assurance that additional lenders may join the facility. The Wells Facility expires in August 2011.

Borrowings under the Wells Facility will generally bear interest at a rate per annum equal to LIBOR plus 3.25% or PRIME plus 2.0%, but not less than 5.0%. The Wells Facility requires the payment of a non-use fee of 0.3% annually. The Wells Facility is collateralized by debt investments in our portfolio companies, and includes an advance rate equal to 50% of eligible loans placed in the collateral pool. The Wells Facility generally requires payment of interest on a monthly basis. All outstanding principal is due upon maturity. We have paid a total of $1.1 million in structuring fees in connection with the Wells Facility which is being amortized through August 2011. There was no outstanding debt under the Wells Facility at December 31, 2010.

The Wells Facility requires various financial and operating covenants. These covenants require us to maintain certain financial ratios and a minimum tangible net worth of $250 million, contingent upon our total commitments under all lines of credit not exceeding $250 million. To the extent our total commitments exceeds $250 million, the minimum tangible net worth covenant will increase on a pro rata basis commensurate with our net worth on a dollar for dollar basis. In addition, the tangible net worth covenant will increase by 90 cents on the dollar for every dollar of equity capital subsequently raised by the Company. Based on the net proceeds from the equity raise we completed in November 2010 the adjusted minimum tangible net worth at December 31, 2010 would be approximately $311.0 million. The Wells Facility provides for customary events of default, including, but not limited to, payment defaults, breach of representations or covenants, bankruptcy events and change of control. We were in compliance with all covenants at December 31, 2010.

Union Bank Facility

On February 10, 2010, we entered a $20.0 million one-year revolving senior secured credit facility with Union Bank (the “Union Bank Facility”). Borrowings under the Union Bank Facility will generally bear interest at a rate per annum equal to LIBOR plus 2.25% with a floor of 4.0%, an advance rate of 50% against eligible loans, and secured by loans in the borrowing base. At December 31, 2010, there were no borrowings outstanding on this facility. The Union Bank Facility requires the payment of a nonuse fee of 0.25% annually. The Union Bank Facility is collateralized by debt investments in our portfolio companies, and includes an advance rate equal to 50% of eligible loans placed in the collateral pool. The Union Bank generally requires payment of interest on a monthly basis. All outstanding principal is due upon maturity. In February 2011, the maturity date of the facility was extended from May 1, 2011 to July 31, 2011.

At December 31, 2010 and December 31, 2009, the Company had the following borrowing capacity and outstandings:

	December 31, 2010		December 31, 2009
(in thousands)	Facility Amount	Amount Outstanding	Facility Amount	Amount Outstanding
Union Bank Facility	$20,000	$—	$—	$—
Wells Facility	50,000	—	50,000	—
SBA Debenture(1)	225,000	170,000	150,000	130,600

Total	$295,000	$170,000	$200,000	$130,600

(1)	The Company has the ability to borrow $55.0 million in SBA debentures under HT III, subject to SBA approval.

5. Income Taxes

The Company intends to operate so as to qualify to be taxed as a RIC under Subchapter M of the Code and, as such, will not be subject to federal income tax on the portion of taxable income and gains distributed to stockholders.

To qualify as a RIC, the Company is required to meet certain income and asset diversification tests in addition to distributing at least 90% of its investment company taxable income, as defined by the Code. Because federal income tax regulations differ from accounting principles generally accepted in the United States, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary in nature. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. During the year ended December 31, 2010 and 2009, the Company reclassified for book purposes amounts arising from permanent book/tax differences primarily related to accelerated revenue recognition for income tax purposes, respectively, as follows:

(in thousands)	2010	2009
Distributions in excess of investment income	$(2,149)	$2,355
Accumulated realized gains (losses)	3,478	(1,234)
Additional paid-in capital	(1,329)	(1,121)

For income tax purposes, distributions paid to shareholders are reported as ordinary income, return of capital, long term capital gains or a combination thereof. The tax character of distributions paid for the years ended December 31, 2010 and 2009 was as follows:

(in thousands)	2010	2009
Ordinary Income(a)	$28,816	$43,914
Capital Gains	—	—
Return of Capital	—	—

	$28,816	$43,914

(a)	Ordinary income is reported on form 1099-DIV as non-qualified.

The aggregate gross unrealized appreciation of our investments over cost for federal income tax purposes was $22.4 million and $17.4 million as of December 31, 2010 and 2009, respectively. The aggregate gross unrealized depreciation of our investments under cost for federal income tax purposes was $32.2 million and $30.5 million as of December 31, 2010 and 2009, respectively. The net unrealized depreciation over cost for federal income tax purposes was $9.8 million as of December 31, 2010 and net unrealized depreciation over cost for federal income tax purposes was $13.1 million as of December 31, 2009. The aggregate cost of securities for federal income tax purposes was $481.4 million and $379.6 million as of December 31, 2010 and 2009, respectively.

At December 31, 2010 and 2009, the components of distributable earnings on a tax basis detailed below differ from the amounts reflected in the Company’s Statement of Net Assets and Liabilities by temporary book/ tax differences primarily arising from the treatment of loan related yield enhancements.

(in thousands)	2010	2009
Accumulated Capital Gains (Losses)	$(50,057)	$(27,153)
Other Temporary Differences	(6,260)	(6,974)
Undistributed Ordinary Income	220	849
Unrealized Appreciation (Depreciation)	(8,963)	(9,278)

Components of Distributable Earnings	$(65,060)	$(42,556)

The Company adopted FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109, which is codified in FASB ASC Topic 740, Income Taxes (“ASC 740”), on January 1, 2007. ASC 740 clarifies the accounting for income taxes by prescribing the minimum recognition threshold that an uncertain tax position is required to meet before tax benefits associated with such uncertain tax position are recognized in the consolidated financial statements. The adoption of ASC 740 did not require a cumulative effect adjustment to the January 1, 2007 undistributed net realized earnings. The Company will classify interest and penalties, if any, related to unrecognized tax benefits as a component of provision for income taxes.

Based on an analysis of our tax position, there are no uncertain tax positions that met the recognition or measurement criteria of ASC 740. The Company is currently not undergoing any tax examinations. The Company does not anticipate any significant increase or decrease in unrecognized tax benefits for the next twelve months. The 2007, 2008 and 2009 federal tax years for the Company remain subject to examination by the IRS. The 2006, 2007, 2008 and 2009 state tax years for the Company remain subject to examination by the California Franchise Tax Board.

6. Shareholders’ Equity

The Company is authorized to issue 60,000,000 shares of common stock with a par value of $0.001. Each share of common stock entitles the holder to one vote.

In conjunction with a June 2004 private placement, the Company issued warrants to purchase one share of common stock within five years (the “Five Year Warrants”). Warrants for 88,323 shares were exercised in 2008 for net proceeds of approximately $934,000 and 283,614 warrants expired in June of 2009.

On November 10, 2010, the Company raised approximately $68.1 million, net of issuance costs, in a public offering of 7,187,500 shares of its common stock.

During 2010, 2009 and 2008 the Board of Directors elected to receive approximately $105,000, $22,000 and $70,000 respectively, of their compensation in the form of common stock and the Company issued 10,479, 3,334 and 6,668 shares, respectively, to the directors based on the closing prices of the common stock on the specified election dates.

The Company has issued stock options for common stock subject to future issuance, of which, 4,729,849 and 4,924,405 were outstanding at December 31, 2010 and 2009, respectively.

7. Equity Incentive Plan

The Company and its stockholders have authorized and adopted an equity incentive plan (the “2004 Plan”) for purposes of attracting and retaining the services of its executive officers and key employees. Under the 2004 Plan, the Company is authorized to issue 7,000,000 shares of common stock. Unless terminated earlier by the Company’s Board of Directors, the 2004 Plan will terminate on June 9, 2014, and no additional awards may be made under the 2004 Plan after that date.

The Company and its stockholders have authorized and adopted the 2006 Non-Employee Director Plan (the “2006 Plan”) for purposes of attracting and retaining the services of its Board of Directors. Under the 2006 Plan, the Company is authorized to issue 1,000,000 shares of common stock. Unless terminated earlier by the Company’s Board of Directors, the 2006 Plan will terminate on May 29, 2016 and no additional awards may be made under the 2006 Plan after that date. The Company filed an exemptive relief request with the Securities and Exchange Commission (“SEC”) to allow options to be issued under the 2006 Plan which was approved on October 10, 2007.

On June 21, 2007, the shareholders approved amendments to the 2004 Plan and the 2006 Plan allowing for the grant of restricted stock. The amended Plans limit the combined maximum amount of restricted stock that may be issued under both Plans to 10% of the outstanding shares of the Company’s stock on the effective date of the Plans plus 10% of the number of shares of stock issued or delivered by Hercules during the terms of the Plans. The amendments further specify that no one person shall be granted awards of restricted stock relating to more than 25% of the shares available for issuance under the 2004 Plan. Further, the amount of voting securities that would result from the exercise of all of the Company’s outstanding warrants, options and rights, together with any restricted stock issued pursuant to the Plans, at the time of issuance shall not exceed 25% of its outstanding voting securities, except that if the amount of voting securities that would result from such exercise of all of the Company’s outstanding warrants, options and rights issued to Hercules directors, officers and employees, together with any restricted stock issued pursuant to the Plans, would exceed 15% of the Company’s outstanding voting securities, then the total amount of voting securities that would result from the exercise of all outstanding warrants, options and rights, together with any restricted stock issued pursuant to the Plans, at the time of issuance shall not exceed 20% of our outstanding voting securities.

In conjunction with the amendment and in accordance with the exemptive order, on June 21, 2007 the Company made an automatic grant of shares of restricted common stock to Messrs. Badavas, Chow and Woodward, its independent Board of Directors, in the amounts of 1,667, 1,667 and 3,334 shares, respectively. In May 2008, the Company issued restricted shares to Messrs. Badavas and Chow in the amount of 5,000 shares each. In June 2009, the Company issued 5,000 restricted stock shares to Mr. Woodward. The shares were issued pursuant to the 2006 Plan and vest 33% on an annual basis from the date of grant and deferred compensation cost will be recognized ratably over the three year vesting period.

In 2010, 2009 and 2008, the Company issued 491,500, 306,500 and 248,650 restricted shares, respectively, pursuant to the 2004 Plan. There were 1,018,103 restricted shares outstanding as of December 31, 2010. The shares granted in 2010 and 2009 vest 25% on the first anniversary of the grant and ratably over the succeeding 36 months. The shares granted in 2008 vest 25% per year on an annual basis from the date of grant. Share based compensation cost will be recognized ratably over the four year vesting period. No restricted stock was granted pursuant to the 2004 Plan prior to 2008. The Company determined that the fair value of restricted stock granted under the 2006 and 2004 Plans during the years ended December 31, 2010, 2009 and 2008 was approximately $5.1 million, $1.3 million and $3.0 million, respectively. During the years ended December 31, 2010, 2009 and 2008, approximately $2.0 million, $1.0 million and $600,000 of share-based cost was expensed, respectively. As of December 31, 2010, there was $5.6 million of total unrecognized compensation costs related to restricted stock. These costs are expected to be recognized over a weighted average period of 2.8 years.

A summary of restricted stock activity under the Company’s 2006 and 2004 Plans for each of the three periods ended December 31, 2010 is as follows:

	2006 Plan	2004 Plan
Outstanding at December 31, 2007	6,668	—
Granted	10,000	248,650
Cancelled	—	(20,500)

Outstanding at December 31, 2008	16,668	228,150
Granted	5,000	306,500
Cancelled	—	(4,175)

Outstanding at December 31, 2009	21,668	530,475
Granted	—	491,500
Cancelled	—	(3,872)

Outstanding at December 31, 2010	21,668	1,018,103

In conjunction with stock options issued in 2004, the Company issued warrants to purchase one share of common stock within five years. The warrants expired in June 2009.

A summary of common stock options and warrant activity under the Company’s 2006 and 2004 Plans for each of the three periods ended December 31, 2010 is as follows:

	Common Stock Options	Five-Year Warrants
Outstanding at December 31, 2007	2,900,513	10,692
Granted	1,319,086	—
Exercised	—	—
Cancelled	(288,072)	—

Outstanding at December 31, 2008	3,931,527	10,692
Granted	1,357,000	—
Exercised	—	—
Cancelled	(364,122)	(10,692)

Outstanding at December 31, 2009	4,924,405	—
Granted	575,250	—
Exercised	(520,666)	—
Cancelled	(249,140)	—

Outstanding at December 31, 2010	4,729,849	—

Weighted-average exercise price at December 31, 2010	$11.33	$—

Options generally vest 33% one year after the date of grant and ratably over the succeeding 24 months. All options may be exercised for a period ending seven years after the date of grant. At December 31, 2010, options for approximately 3.6 million shares were exercisable at a weighted average exercise price of approximately $12.43 per share with weighted average of remaining contractual term of 2.86. The Company determined that the fair value of options and warrants granted under the 2006 and 2004 Plans during the years ended December 31, 2010, 2009 and 2008 was approximately $1.0 million, $746,000 and $1.2 million, respectively. During the years ended December 31, 2010, 2009 and 2008, approximately $719,000, $977,000 and $1.0 million, of share-based cost was expensed, respectively. As of December 31, 2010, there was $1.1 million of total unrecognized compensation costs related to stock options. These costs are expected to be recognized over a weighted average period of 2.2 years. The fair value of options granted is based upon a Black Scholes option pricing model using the assumptions in the following table for each of the three periods ended December 31, 2010:

	2010	2009	2008
Expected Volatility	46.39%	31.52%-45.88%	23%
Expected Dividends	10%	10%	8%-10%
Expected term (in years)	4.5	4.5	4.5
Risk-free rate	0.89%-2.51%	1.77%-2.22%	2.27%-3.18%

The following table summarizes stock options outstanding and exercisable at December 31, 2010:

(Dollars in thousands, except exercise price)	Options outstanding				Options exercisable
Range of exercise prices	Number of shares	Weighted average remaining contractual life	Aggregate intrinsic value	Weighted average exercise price	Number of shares	Weighted average remaining contractual life	Aggregate intrinsic value	Weighted average exercise price
$4.21-$6.74	653,116	5.18	$4,014	$4.21	196,332	5.15	$1,207	$4.21
$8.49-$12.84	2,157,470	4.44	248	11.48	1,487,726	3.60	25	12.04
$13.00-$15.00	1,919,263	2.06	—	13.57	1,919,263	2.06	—	13.57

$4.21-$15.00	4,729,849	3.58	$4,262	$11.33	3,603,321	2.86	$1,232	$12.43

8. Earnings per Share

In June 2008, the FASB issued ASC 260 (formerly known as FASB EITF 03-6-1). Under this standard, unvested awards of share-based payments with non-forfeitable rights to receive dividends or dividend equivalents, such as our restricted stock issued under the 2004 Plan and 2006 Plan, are considered participating securities for purposes of calculating change in net assets per share. Under the two-class method, a portion of net increase in net assets resulting from operations is allocated to these participating securities and therefore is excluded from the calculation of change in net assets per share allocated to common stock, as shown in the table below. This standard requires retrospective application for periods prior to the effective date and as a result, all prior period earnings per share data presented herein have been adjusted to conform to these provisions. This standard was effective for financial statements issued for fiscal years beginning after December 15, 2008. The Company adopted this standard beginning with financial statements ended March 31, 2009. The adoption of the standard did not change the previously reported basic change in net assets per share and diluted change in net assets per share for the years ended December 31, 2008.

Computation and reconciliation of change in net assets per common share are as follows:

	Year Ended December 31,
(in thousands, except per share data)	2010	2009	2008
Numerator
Net increase in net assets resulting from operations	$4,982	$13,572	$20,995
Less: Dividends declared-common and restricted shares	(28,816)	(43,914)	(43,281)

Undistributed earnings	(23,834)	(30,342)	(22,286)

Undistributed earnings-common shares	(23,834)	(30,342)	(22,286)
Add: Dividend declared-common shares	28,228	43,377	43,048

Numerator for basic and diluted change in net assets per common share	4,394	13,035	20,762

Denominator
Basic weighted average common shares outstanding	36,156	34,486	32,619
Common shares issuable	714	405	—

Weighted average common shares outstanding assuming dilution	36,870	34,891	32,619

Change in net assets per common share
Basic	$0.12	$0.38	$0.64
Diluted	$0.12	$0.37	$0.64

The calculation of change in net assets resulting from operations per common share—assuming dilution, excludes all anti-dilutive shares. For the years ended December 31, 2010, 2009 and 2008, the number of anti-dilutive shares, as calculated based on the weighted average closing price of the Company’s common stock for the periods, was approximately 5,168,022; 4,124,000; and 3,844,000 shares, respectively.

9. Commitments and Contingencies

In the normal course of business, the Company is party to financial instruments with off-balance sheet risk. These instruments consist primarily of unused commitments to extend credit, in the form of loans, to the Company’s portfolio companies. The balance of unfunded commitments to extend credit at December 31, 2010 totaled approximately $117.2 million. Since this commitment may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements.

Certain premises are leased under agreements which expire at various dates through December 2013. Total rent expense amounted to approximately $1.0 million, $966,000 and $957,000 during the years ended December 31, 2010, 2009 and 2008, respectively.

Future commitments under the credit facility and operating leases were as follows at December 31, 2010:

	Payments due by period (in thousands)
Contractual Obligations(1)(2)	Total	Less than 1 year	1 - 3 years	3 - 5 years	After 5 years
Borrowings(3)	$170,000	$—	$—	$—	$170,000
Operating Lease Obligations(4)	3,367	1,202	2,165	—	—

Total	$173,367	$1,202	$2,165	$—	$170,000

(1)	Excludes commitments to extend credit to our portfolio companies.
(2)	The Company also has a warrant participation agreement with Citigroup. See Note 4.
(3)	Includes borrowings under the SBA debentures. There were no outstanding borrowings under the Wells Facility or Union Bank facility at December 31, 2010.
(4)	Long-term facility leases.

The Company and its executives and directors are covered by Directors and Officers Insurance, with the directors and officers being indemnified by the Company to the maximum extent permitted by Maryland law subject to the restrictions in the 1940 Act.

As of December 31, 2010, the Company was not a party to any material legal proceedings. However, from time to time, we may be party to certain legal proceedings incidental to the normal course of our business including the enforcement of our rights under contracts with our portfolio companies.

10. Indemnification

The Company and its executives are covered by Directors and Officers Insurance, with the directors and officers being indemnified by the Company to the maximum extent permitted by Maryland law subject to the restrictions in the 1940 Act.

11. Concentrations of Credit Risk

The Company’s customers are primarily small and medium sized companies in the biopharmaceutical, clean technology, communications and networking, consumer and business products, electronics and computers, energy, information services, internet consumer and business services, medical devices, semiconductor and software industry sectors. These sectors are characterized by high margins, high growth rates, consolidation and product and market extension opportunities. Value is often vested in intangible assets and intellectual property.

The largest portfolio companies vary from year to year as new loans are recorded and loans pay off. Loan revenue, consisting of interest, fees, and recognition of gains on equity interests, can fluctuate dramatically when a loan is paid off or a related equity interest is sold. Revenue recognition in any given year can be highly concentrated among several portfolio companies.

For years ended December 31, 2010 and 2009, our ten largest portfolio companies represented approximately 57.5% and 51.9% of the total fair value of our investments in portfolio companies, respectively. At December 31, 2010 and 2009, we had six and three investments, respectively, that represented 5% or more of our net assets. At December 31, 2010, we had three equity investments representing approximately 48.0% of the total fair value of our equity investments, and each represented 5% or more of the total fair value of our equity investments. At December 31, 2009, we had five equity investments which represented approximately 50.3% of the total fair value of our equity investments, and each represented 5% or more of the total fair value of such investments.

12. Financial Highlights

Following is a schedule of financial highlights for five years ended December 31, 2010.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

FINANCIAL HIGHLIGHTS

(in thousands, except per share data)

	For the Years Ended December 31,
	2010	2009	2008	2007	2006
Per share data:
Net asset value at beginning of period	$10.29	$11.56	$12.31	$11.65	$11.67
Net investment income(1)	0.81	1.25	1.23	1.15	0.78
Net realized gain (loss) on investments	(0.73)	0.03	0.07	0.09	(0.12)
Net unrealized appreciation (depreciation) on investments	0.06	(0.90)	(0.66)	0.26	0.19

Total from investment operations	0.14	0.38	0.64	1.50	0.85
Net increase/(decrease) in net assets from capital share transactions	(0.21)	(0.44)	(0.12)	0.32	0.28
Distributions	(0.80)	(1.26)	(1.32)	(1.20)	(1.20)
Stock-based compensation expense included in investment income(2)	0.08	0.05	0.05	0.04	0.05

Net asset value at end of period	$9.50	$10.29	$11.56	$12.31	$11.65

Ratios and supplemental data:
Per share market value at end of period	$10.36	$10.39	$7.92	$12.42	$14.25
Total return(3)	7.70%	45.63%	(25.60)%	(4.42)%	28.86%
Shares outstanding at end of period	43,444	35,634	33,096	32,541	21,927
Weighted average number of common shares outstanding	36,156	34,486	32,619	28,295	13,352
Net assets at end of period	$412,531	$366,515	$382,458	$400,737	$255,413
Ratio of operating expense to average net assets	8.25%	8.23%	8.85%	6.46%	13.11%
Ratio of net investment income before provision for income tax expense and investment gains and losses to average net assets	8.05%	11.38%	9.86%	9.81%	7.93%
Average debt outstanding	$142,410	$147,446	$196,928	$66,334	$77,795
Weighted average debt per common share	$3.94	$4.28	$6.04	$2.34	$5.83
Portfolio turnover	1.82%	1.38%	3.39%	0.42%	1.50%

(1)	For 2010, 2009 and 2008, basic net income per share are calculated as net investment income divided by the basic and diluted weighted average shares outstanding. Basic net income per share calculated under the two class methods are $0.12 and $0.38 and $0.64 for 2010, 2009 and 2008, respectively. There is no difference of net investment income calculated under the two class method and as disclosed above for 2007 and 2006.
(2)	Stock option expense is a non-cash expense that has no effect on net asset value. Pursuant to ASC 718, net investment loss includes the expense associated with the granting of stock options which is offset by a corresponding increase in paid-in capital.
(3)	The total return for the period ended December 31, 2010, 2009, 2008, 2007 and 2006 equals the change in the ending market value over the beginning of period price per share plus dividends paid per share during the period, divided by the beginning price.

13. Senior Securities

Information about Company’s senior securities is shown in the following table for the periods as of December 31, 2010, 2009, 2008, 2007, 2006, 2005 and 2004.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)(5)	Asset Coverage per Unit(2)	Average Market Value per Unit(3)
Bridge Loan Credit Facility with Alcmene
Funding L.L.C.
December 31, 2004	—	—	N/A
December 31, 2005	$25,000,000	$2,505	N/A
December 31, 2006	—	—	N/A
December 31, 2007	—	—	N/A
December 31, 2008	—	—	N/A
December 31, 2009	—	—	N/A
December 31, 2010	—	—	N/A
Securitized Credit Facility
December 31, 2004	—	—	N/A
December 31, 2005	$51,000,000	$2,505	N/A
December 31, 2006	$41,000,000	$7,230	N/A
December 31, 2007	$79,200,000	$6,755	N/A
December 31, 2008	$89,582,000	$6,689	N/A
December 31, 2009	—	—	N/A
December 31, 2010	—	—	N/A
Small Business Administration
Debentures (HT II)(4)
December 31, 2004	—	—	N/A
December 31, 2005	—	—	N/A
December 31, 2006	—	—	N/A
December 31, 2007	$55,050,000	$9,718	N/A
December 31, 2008	$127,200,000	$4,711	N/A
December 31, 2009	$130,600,000	$3,806	N/A
December 31, 2010	$150,000,000	$3,942	N/A
Small Business Administration(HT III)(4)
December 31, 2004	—	—	N/A
December 31, 2005	—	—	N/A
December 31, 2006	—	—	N/A
December 31, 2007	—	—	N/A
December 31, 2008	—	—	N/A
December 31, 2009	—	—	N/A
December 31, 2010	$20,000,000	$29,564	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented, rounded to nearest thousand.
(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage per Unit.
(3)	Not applicable because senior securities are not registered for public trading.
(4)	Issued by our SBIC subsidiaries to the SBA. These categories of senior securities were not subject to the asset coverage requirements of the 1940 Act.
(5)	The Company’s Wells Facility and Union Bank Facility had no borrowings outstanding during the periods noted above.

14. Selected Quarterly Data (Unaudited)

The following tables set forth certain quarterly financial information for each of the last eight quarters ended December 31, 2010. This information was derived from our unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any further quarter.

	Quarter Ended
(in thousands, except per share data)	3/31/2010	6/30/2010	9/30/2010	12/31/2010
Total investment income	$12,520	$14,501	$15,646	$16,807
Net investment income before provision for income taxes and investment gains and losses	5,612	6,863	8,148	8,751
Net increase (decrease) in net assets resulting from operations	5,714	(4,630)	(7,823)	11,721
Change in net assets resulting from operations per common share (basic)	0.16	(0.14)	(0.23)	0.30

	Quarter Ended
	3/31/2009	6/30/2009	9/30/2009	12/31/2009
Total investment income	$20,450	$19,480	$17,681	$16,666
Net investment income before provision for income taxes and investment gains and losses	11,558	11,821	10,347	9,377
Net increase (decrease) in net assets resulting from operations	4,482	(13,059)	13,690	8,459
Change in net assets resulting from operations per common share (basic)	0.14	(0.38)	0.39	0.24

As discussed in Note 1, the Company corrected the valuation process to refine its application of ASC 820. The new procedure applied during the three month period ended December 31, 2010 resulted in a $282,000 out of period reduction in net unrealized (depreciation) appreciation on investments and net increase in net assets resulting from operations. The Company has concluded that the out of period effect of these adjustments is not material to any of its previously issued condensed consolidated financial statements. In addition, as discussed in Note 1, the Company has corrected its accounting for one-time fees. This resulted in a $776,000 out of period reduction in total investment income and net increase in net assets resulting from operations during the three month period ended December 31, 2010.

15. Subsequent Events

Dividend Declaration

On March 1, 2011 the Board of Directors increased the quarterly dividend by 10.0% and declared a cash dividend of $0.22 per share that was paid on March 24, 2011 to shareholders of record as of March 10, 2011. This dividend would represent the Company’s twenty-second consecutive dividend declaration since its initial public offering, bringing the total cumulative dividend declared to date to $6.03 per share.

Share Repurchase Program

On January 27, 2011, The Company approved the extension of the stock repurchase plan as previously approved on February 8, 2010 under the same terms and conditions that allows the Company to repurchase up to $35.0 million of its common stock set to expire on February 11, 2011 for an additional six month period with a new expiration date of August 26, 2011.

Liquidity and Capital Resources

In January 2011, the Company repaid $25.0 million of SBA debentures under its first license, priced at approximately 6.63%, including annual fees. In February 2011, the Company submitted a request to the SBA to borrow $25.0 million under a new capital commitment which is subject to SBA approval.

In February 2011, the Company extended the termination date under the credit facility with Union Bank from May 1, 2011 to July 31, 2011. Terms and conditions under the agreement remain the same through the extension period.

In January 2011, the Company’s portfolio company InfoLogix, Inc, a leading provider of enterprise mobile solutions for the healthcare and commercial industries, completed the sale of all of its shares to Stanley Black & Decker, Inc. (NYSE: SWK). The transaction was valued at approximately $61.2 million prior to transaction fees, closing costs, and working capital adjustments.

In February 2011, portfolio company Pacira, an emerging specialty pharmaceutical company focused on the development, commercialization and manufacture of novel pharmaceutical products, priced its initial public offering (“IPO”) on Nasdaq-GM under the symbol (“PCRX”).

In February 2011, the Company sold part of its equity position in portfolio company Kamada (Tel Aviv: KMDA.TA), a publicly traded Israeli-based biopharmaceutical company, and expects to recognize a realized gain of approximately $1.2 million in Q1 2011.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

(unaudited)

(dollars in thousands, except per share data)

	March 31, 2011 (unaudited)	December 31, 2010
Assets
Investments:
Non-Control/Non-Affiliate investments (cost of $465,896 and $445,782, respectively)	$443,022	$428,782
Affiliate investments (cost of $2,880 and $2,880, respectively)	2,032	3,069
Control investments (cost of $0 and $31,743, respectively)	—	40,181

Total investments, at value (cost of $468,776 and $480,405, respectively)	445,054	472,032
Cash and cash equivalents	114,435	107,014
Interest receivable	4,306	4,520
Other assets	10,611	7,681

Total assets	$574,406	$591,247

Liabilities
Accounts payable and accrued liabilities	$7,449	$8,716
Long-term SBA Debentures	163,750	170,000

Total liabilities	171,199	178,716
Net assets:
Common stock, par value	43	43
Capital in excess of par value	478,959	477,549
Unrealized depreciation on investments	(23,390)	(8,038)
Accumulated realized losses on investments	(46,663)	(51,033)
Distributions in excess of investment income	(5,742)	(5,990)

Total net assets	403,207	412,531

Total liabilities and net assets	$574,406	$591,247

Shares of common stock outstanding ($0.001 par value, 60,000,000 authorized)	43,804	43,444

Net asset value per share	$9.20	$9.50

See notes to Consolidated Financial Statements (unaudited)

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2011

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Acceleron Pharmaceuticals, Inc.	Drug Discovery	Preferred Stock Warrants		$69	$601
		Preferred Stock Warrants		35	128
		Preferred Stock Warrants		39	59
		Preferred Stock		1,341	1,693

Total Acceleron Pharmaceuticals, Inc.				1,484	2,481

Anthera Pharmaceuticals inc.	Drug Discovery	Senior Debt
		Matures September 2014 Interest rate Prime + 7.3% or Floor rate of 10.55%	$25,000	23,786	23,786
		Common Stock Warrants		541	571
		Common Stock Warrants		443	467

Total Anthera Pharmaceuticals inc.				24,770	24,824

Aveo Pharmaceuticals, Inc.	Drug Discovery	Senior Debt
		Matures September 2013 Interest rate Prime + 7.15% or Floor rate of 11.9%	$25,000	26,186	26,728
		Preferred Stock Warrants		190	530
		Preferred Stock Warrants		104	128
		Preferred Stock Warrants		24	46
		Preferred Stock Warrants		288	650
		Preferred Stock Warrants		236	532

Total Aveo Pharmaceuticals, Inc.				27,028	28,614

Dicerna Pharmaceuticals, Inc.	Drug Discovery	Senior Debt
		Matures July 2012 Interest rate Prime + 9.20% or Floor rate of 12.95%	$4,020	4,042	4,083
		Preferred Stock Warrants		206	161
		Preferred Stock Warrants		31	29
		Preferred Stock Warrants		28	23
		Preferred Stock		503	503

Total Dicerna Pharmaceuticals, Inc.				4,810	4,799

EpiCept Corporation	Drug Discovery	Common Stock Warrants		4	71
		Common Stock Warrants		40	6

Total EpiCept Corporation				44	77

Horizon Therapeutics, Inc.	Drug Discovery	Preferred Stock Warrants		231	57

Total Horizon Therapeutics, Inc.				231	57

Inotek Pharmaceuticals Corp.	Drug Discovery	Preferred Stock		1,500	—

Total Inotek Pharmaceuticals Corp.				1,500	—

Merrimack Pharmaceuticals, Inc.	Drug Discovery	Preferred Stock Warrants		155	139
		Preferred Stock		2,000	1,497

Total Merrimack Pharmaceuticals, Inc.				2,155	1,636

Paratek Pharmaceuticals, Inc.	Drug Discovery	Preferred Stock Warrants		137	94
		Preferred Stock		1,000	1,000

Total Paratek Pharmaceuticals, Inc.				1,137	1,094

See notes to Consolidated Financial Statements (unaudited)

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2011

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
PolyMedix, Inc.	Drug Discovery	Senior Debt Matures September 2013 Interest rate Prime + 7.1% or Floor rate of 12.35%	$9,224	$8,893	$9,170
		Preferred Stock Warrants		480	167

Total PolyMedix, Inc.				9,373	9,337

Portola Pharmaceuticals, Inc.	Drug Discovery	Senior Debt Matures April 2011 Interest rate Prime + 2.16%	$416	791	791
		Preferred Stock Warrants		152	533

Total Portola Pharmaceuticals, Inc.				943	1,324

Total Drug Discovery (18.41%)*				73,475	74,243

Affinity Videonet, Inc	Communications & Networking	Preferred Stock Warrants		102	169

Total Affinity Videonet, Inc.				102	169

E-band Communications, Corp.(6)	Communications & Networking	Preferred Stock		2,880	2,032

Total E-Band Communications, Corp.				2,880	2,032

IKANO Communications, Inc.	Communications & Networking	Preferred Stock Warrants		45	—
		Preferred Stock Warrants		72	—

Total IKANO Communications, Inc.				117	—

Intelepeer, Inc.	Communications & Networking	Senior Debt Matures May 2013 Interest rate Prime + 8.125%	$7,271	7,137	7,094
		Preferred Stock Warrants		102	103

Total Intelepeer, Inc.				7,239	7,197

Neonova Holding Company	Communications & Networking	Preferred Stock Warrants		94	14
		Preferred Stock		250	165

Total Neonova Holding Company				344	179

See notes to Consolidated Financial Statements (unaudited)

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2011

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Opsource, Inc.
	Communications & Networking	Preferred Stock Warrants		$223	$21

Total Opsource, Inc.				223	21

Pac-West Telecomm, Inc.	Communications & Networking	Senior Debt Matures April 2013 Interest rate Prime + 7.5% or Floor rate of 11.50%	$4,500	4,175	4,138
		Preferred Stock Warrants		121	138

Total Pac-West Telecomm, Inc.				4,296	4,276

PeerApp, Inc.	Communications & Networking	Senior Debt Matures April 2013 Interest rate Prime + 7.5% or Floor rate of 11.50%	$2,638	2,610	2,582
		Preferred Stock Warrants		61	61

Total PeerApp, Inc.				2,671	2,643

Peerless Network, Inc.	Communications & Networking	Preferred Stock Warrants		95	123
		Preferred Stock		1,000	1,280

Total Peerless Network, Inc.				1,095	1,403

Ping Identity Corporation	Communications & Networking	Preferred Stock Warrants		52	2

Total Ping Identity Corporation				52	2

Purcell Systems, Inc.	Communications & Networking	Preferred Stock Warrants		123	301

Total Purcell Systems, Inc.				123	301

Seven Networks, Inc.	Communications & Networking	Preferred Stock Warrants		174	—

Total Seven Networks, Inc.				174	—

Stoke, Inc(4)	Communications & Networking	Senior Debt Matures May 2013 Interest rate Prime + 7.0% or Floor rate of 10.25%	$3,865	3,770	3,798
		Preferred Stock Warrants		53	199
		Preferred Stock Warrants		65	127
		Preferred Stock		500	500

Total Stoke, Inc.				4,388	4,624

See notes to Consolidated Financial Statements (unaudited)

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2011

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Tectura Corporation	Communications & Networking	Senior Debt Matures December 2012 Interest rate 11%	$5,625	$5,668	$5,668
		Revolving Line of Credit Matures July 2011 Interest rate 11%	$17,477	18,563	18,563
		Preferred Stock Warrants		51	1

Total Tectura Corporation				24,282	24,232

Total Communications & Networking (11.68%)*				47,986	47,079

Atrenta, Inc.	Software	Preferred Stock Warrants		102	17
		Preferred Stock Warrants		34	5
		Preferred Stock Warrants		95	10
		Preferred Stock		250	131

Total Atrenta, Inc.				481	163

Blurb, Inc.	Software	Senior Debt Matures June 2011 Interest rate Prime + 3.50% or Floor rate of 8.5%	$590	835	835
		Preferred Stock Warrants		25	347
		Preferred Stock Warrants		299	215

Total Blurb, Inc.				1,159	1,397

Braxton Technologies, LLC.	Software	Preferred Stock Warrants		188	—

Total Braxton Technologies, LLC.				188	—

Bullhorn, Inc.	Software	Preferred Stock Warrants		43	232

Total Bullhorn, Inc.				43	232

Clickfox, Inc.	Software	Senior Debt Matures July 2013 Interest rate Prime + 6.00% or Floor rate of 11.25%	$5,648	5,484	5,484
		Revolving Line of Credit Matures July 2011 Interest rate Prime + 5.00% or Floor rate of 12.00%	$2,000	1,999	1,999
		Preferred Stock Warrants		177	623
		Preferred Stock Warrants		152	616

Total Clickfox, Inc.				7,812	8,722

See notes to Consolidated Financial Statements (unaudited)

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2011

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Forescout Technologies, Inc.	Software	Preferred Stock Warrants		$99	$4

Total Forescout Technologies, Inc.				99	4

GameLogic, Inc.	Software	Preferred Stock Warrants		92	—

Total GameLogic, Inc.				92	—

HighJump Acquisition, LLC.	Software	Senior Debt Matures May 2013 Interest rate Libor + 8.75% or Floor rate of 12.00%	$17,500	17,502	17,201

Total HighJump Acquisition, LLC.				17,502	17,201

HighRoads, Inc.	Software	Preferred Stock Warrants		44	77

Total HighRoads, Inc.				44	77

Rockyou, Inc.	Software	Preferred Stock Warrants		117	48

Total Rockyou, Inc.				117	48

Sportvision, Inc.	Software	Preferred Stock Warrants		39	—

Total Sportvision, Inc.				39	—

Unify Corporation	Software	Senior Debt Matures June 2015 Interest rate Libor + 8.25% or Floor rate of 10.25%	$23,700	22,212	22,682
		Revolving Line of Credit Matures June 2015 Interest rate Libor + 7.25% or Floor rate of 9.25%	$2,950	2,932	2,621
		Preferred Stock Warrants		1,434	561

Total Unify Corporation				26,578	25,864

WildTangent, Inc.	Software	Preferred Stock Warrants		238	6

Total WildTangent, Inc.				238	6

Total Software (13.32%)*				54,392	53,714

Luminus Devices, Inc.	Electronics & Computer Hardware	Preferred Stock Warrants		183	—
		Preferred Stock Warrants		84	—
		Preferred Stock Warrants		334	—

Total Luminus Devices, Inc.				601	—

See notes to Consolidated Financial Statements (unaudited)

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2011

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Maxvision Holding, LLC.	Electronics & Computer Hardware	Senior Debt Matures October 2012 Interest rate Prime + 7.25% or Floor rate of 10.75%	$5,000	$5,427	$291
		Senior Debt Matures April 2012 Interest rate Prime + 5.0% or Floor rate of 8.5%	$3,159	3,141	1,777
		Revolving Line of Credit Matures April 2012 Interest rate Prime + 5.0% or Floor rate of 8.5%	$3,100	3,168	3,168
		Common Stock		81	—

Total Maxvision Holding, LLC				11,817	5,236

Shocking Technologies, Inc.	Electronics & Computer Hardware	Preferred Stock Warrants		63	77

Total Shocking Technologies, Inc.				63	77

Spatial Photonics, Inc.		Preferred Stock Warrants		130	—
	Electronics & Computer Hardware	Preferred Stock		767	350

Total Spatial Photonics Inc.				897	350

VeriWave, Inc.	Electronics & Computer Hardware	Preferred Stock Warrants		54	—
		Preferred Stock Warrants		46	4

Total VeriWave, Inc.				100	4

Total Electronics & Computer Hardware (1.41%)*				13,478	5,667

Aegerion Pharmaceuticals, Inc.	Specialty Pharmaceuticals	Senior Debt Matures September 2014 Interest rate Prime + 5.65% or Floor rate of 10.40%	$10,000	9,977	9,977
		Preferred Stock Warrants		69	922
		Common Stock		1,475	3,064

Total Aegerion Pharmaceuticals, Inc.				11,521	13,963

Althea Technologies, Inc.	Specialty Pharmaceuticals	Senior Debt Matures October 2013 Interest rate Prime + 7.70% or Floor rate of 10.95%	$12,000	11,779	11,326
		Preferred Stock Warrants		309	—

Total Althea Technologies, Inc.				12,088	11,326

See notes to Consolidated Financial Statements (unaudited)

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2011

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Chroma Therapeutics, Ltd.(5)	Specialty Pharmaceuticals	Senior Debt Matures September 2013 Interest rate Prime + 7.75% or Floor rate of 12.00%	$10,000	$9,900	$10,047
		Preferred Stock Warrants		490	587

Total Chroma Therapeutics, Ltd.				10,390	10,634

Pacira Pharmaceuticals, Inc.	Specialty Pharmaceuticals	Senior Debt Matures May 2014 Interest rate Prime + 6.25% or Floor rate of 10.25%	$11,250	11,154	11,154
		Senior Debt Matures May 2014 Interest rate Prime + 8.65% or Floor rate of 12.65%	$15,000	13,936	13,936
		Preferred Stock Warrants		1,086	391

Total Pacira Pharmaceuticals, Inc.				26,176	25,481

QuatRx Pharmaceuticals Company	Specialty Pharmaceuticals	Senior Debt Matures October 2011 Interest rate Prime + 8.90% or Floor rate of 12.15%	$7,639	7,865	7,865
		Convertible Senior Debt
		Matures March 2012	$1,888	1,888	1,888
		Preferred Stock Warrants		220	—
		Preferred Stock Warrants		307	—
		Preferred Stock		750	116

Total Quatrx Pharmaceuticals Company				11,030	9,869

Total Specialty Pharmaceuticals (17.68%)*				71,205	71,273

Annie’s, Inc.	Consumer & Business Products	Preferred Stock Warrants		321	45

Total Annie’s, Inc.				321	45

IPA Holdings, LLC(4)	Consumer & Business Products	Senior Debt Matures November 2012 Interest rate Prime + 6.75% or Floor rate of 11.0%	$7,875	8,128	7,849
		Senior Debt Matures May 2013 Interest rate Prime + 9.75% or Floor rate of 14.0%	$6,500	7,041	6,979
		Revolving Line of Credit Matures November 2012 Interest rate Prime + 6.25% or Floor rate of 10.50%	$856	842	842
		Preferred Stock Warrants		275	—
		Common Stock		500	—

Total IPA Holding, LLC				16,786	15,670

See notes to Consolidated Financial Statements (unaudited)

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2011

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Market Force Information, Inc.		Preferred Stock Warrants		$24	$77
	Consumer & Business Products	Preferred Stock		500	459

Total Market Force Information, Inc.				524	536

Wageworks, Inc.		Preferred Stock Warrants		252	1,452
	Consumer & Business Products	Preferred Stock		250	287

Total Wageworks, Inc.				502	1,739

Total Consumer & Business Products (4.46%)*				18,133	17,990

Enpirion, Inc.	Semiconductors	Preferred Stock Warrants		157	—

Total Enpirion, Inc.				157	—
iWatt, Inc.	Semiconductors	Preferred Stock Warrants		46	5
		Preferred Stock Warrants		51	25
		Preferred Stock Warrants		73	35
		Preferred Stock Warrants		458	374
		Preferred Stock		490	951

Total iWatt, Inc.				1,118	1,390

NEXX Systems, Inc.	Semiconductors	Preferred Stock Warrants		297	1,080
		Preferred Stock		277	704

Total NEXX Systems, Inc.				574	1,784
Quartics, Inc.	Semiconductors	Preferred Stock Warrants		53	—

Total Quartics, Inc.				53	—

Solarflare Communications, Inc.	Semiconductors	Preferred Stock Warrants		83	—
		Common Stock		641	—

Total Solarflare Communications, Inc.				724	—

Total Semiconductors (0.79%)*				2,626	3,174

Alexza Pharmaceuticals, Inc.(4)	Drug Delivery	Senior Debt Matures October 2013 Interest rate Prime + 6.5% or Floor rate of 10.75%	$14,207	13,877	14,044
		Preferred Stock Warrants		645	290

Total Alexza Pharmaceuticals, Inc.				14,522	14,334
BIND Biosciences, Inc.	Drug Delivery	Preferred Stock Warrants		53	48

Total BIND Biosciences, Inc.				53	48

See notes to Consolidated Financial Statements (unaudited)

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2011

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Labopharm USA, Inc.(5)	Drug Delivery	Senior Debt
		Matures December 2012 Interest rate 10.95%	$17,766	$17,731	$17,856
		Common Stock Warrants		635	69

Total Labopharm USA, Inc.				18,366	17,925

Transcept Pharmaceuticals, Inc.	Drug Delivery	Common Stock Warrants		36	74
		Common Stock Warrants		51	33
		Common Stock		500	340

Total Transcept Pharmaceuticals, Inc.				587	447

Total Drug Delivery (8.12%)*				33,528	32,754

BARRX Medical, Inc.	Therapeutic	Senior Debt
		Mature December 2011 Interest rate 11.00%	$2,209	2,693	2,693
		Preferred Stock Warrants		76	60
		Preferred Stock		1,500	1,571

Total BARRX Medical, Inc.				4,269	4,324

EKOS Corporation	Therapeutic	Preferred Stock Warrants		175	—
		Preferred Stock Warrants		153	—

Total EKOS Corporation				328	—

Gelesis, Inc. (7)	Therapeutic	Senior Debt
		Matures May 2012 Interest rate Prime + 7.5% or Floor rate of 10.75%	$2,771	2,807	—

Total Gelesis, Inc.				2,807	—

Gynesonics, Inc.	Therapeutic	Senior Debt
		Mature October 2013 Interest rate Prime + 8.25% or Floor rate of 11.50%	$6,500	6,328	6,255
		Preferred Stock Warrants		228	197
		Preferred Stock		532	462

Total Gynesonics, Inc.				7,088	6,914

Light Science Oncology, Inc.	Therapeutic	Preferred Stock Warrants		99	69

Total Light Science Oncology, Inc.				99	69

Novasys Medical, Inc.	Therapeutic	Preferred Stock Warrants		71	—
		Preferred Stock Warrants		54	2
		Preferred Stock		1,000	1,001

Total Novasys Medical, Inc.				1,125	1,003

See notes to Consolidated Financial Statements (unaudited)

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2011

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Pacific Child & Family Associates, LLC	Therapeutic	Senior Debt
		Matures January 2015 Interest rate LIBOR + 8.0% or Floor rate of 10.50%	$6,254	$6,137	$5,589
		Senior Debt
		Matures January 2015 Interest rate LIBOR + 10.50% or Floor rate of 13.0%	$5,900	6,067	6,067

Total Pacific Child & Family Associates, LLC				12,204	11,656

Total Therapeutic (5.94%)*				27,920	23,966

Cozi Group, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants		147	139
		Preferred Stock		177	292

Total Cozi Group, Inc.				324	431

Invoke Solutions, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants		56	—
		Preferred Stock Warrants		26	—

Total Invoke Solutions, Inc.				82	—

InXpo, Inc.	Internet Consumer & Business Services	Senior Debt
		Matures March 2014 Interest rate Prime + 7.5% or Floor rate of 10.75%	$1,575	1,523	1,523
		Preferred Stock Warrants		98	85

Total InXpo, Inc.				1,621	1,608

Prism Education Group, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants		43	32

Total Prism Education Group, Inc.				43	32

RazorGator Interactive Group, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants		13	—
		Preferred Stock Warrants		28	—
		Preferred Stock Warrants		1,183	—
		Preferred Stock		1,000	—

Total RazorGator Interactive Group, Inc.				2,224	—

Reply! Inc.(4)	Internet Consumer & Business Services	Senior Debt
		Matures June 2013 Interest rate Prime + 6.5% or Floor rate of 9.75%	$4,553	4,318	4,414
		Senior Debt
		Matures December 2013 Interest rate Prime + 6.5% or Floor rate of 9.75%	$700	710	673
		Preferred Stock Warrants		320	480

Total Reply! Inc.				5,348	5,567

See notes to Consolidated Financial Statements (unaudited)

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2011

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
ScriptSave (Medical Security Card Company, LLC)	Internet Consumer & Business Services	Senior Debt Matures February 2016 Interest rate Prime + 8.75% or Floor rate of 11.25%	$20,500	$20,027	$20,027

Total ScriptSave				20,027	20,027

Total Internet Consumer & Business Services (6.86%)				29,669	27,665

Lilliputian Systems, Inc.	Energy	Preferred Stock Warrants		106	1
		Common Stock Warrants		48	—

Total Lilliputian Systems, Inc.				154	1

Total Energy (0.00%)*				154	1

Box.net, Inc.	Information Services	Senior Debt Matures May 2011 Interest rate Prime + 1.50% or Floor rate of 7.50%	$92	144	144
		Senior Debt Matures September 2011 Interest rate Prime + 0.50% or Floor rate of 6.50%	$86	105	105
		Senior Debt Matures September 2011 Interest rate Prime + 5.25% or Floor rate of 8.50%	$1,590	1,582	1,582
		Preferred Stock Warrants		73	679
		Preferred Stock Warrants		117	423
		Preferred Stock		500	1,234
		Preferred Stock		500	500

Total Box.net, Inc.				3,021	4,667

Buzznet, Inc.	Information Services	Preferred Stock Warrants		9	—
		Preferred Stock		250	37

Total Buzznet, Inc.				259	37

XL Education Corp.	Information Services	Common Stock		880	881

Total XL Education Corp.				880	881

hi5 Networks, Inc.	Information Services	Preferred Stock Warrants		213	—
		Preferred Stock		250	247

Total hi5 Networks, Inc.				463	247

See notes to Consolidated Financial Statements (unaudited)

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2011

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Jab Wireless, Inc.	Information Services	Preferred Stock Warrants		$265	$91

Total Jab Wireless, Inc.				265	91

Solutionary, Inc.	Information Services	Preferred Stock Warrants		94	—
		Preferred Stock Warrants		2	—
		Preferred Stock		250	77

Total Solutionary, Inc.				346	77

Intelligent Beauty, Inc.	Information Services	Senior Debt Matures March 2013 Interest rate Prime + 8.0% or Floor rate of 11.25%	$5,236	5,099	5,138
		Senior Debt Matures October 2013 Interest rate Prime + 8.0% or Floor rate of 11.25%	$1,895	1,849	1,849
		Preferred Stock Warrants		230	27

Total Intelligent Beauty, Inc.				7,178	7,014

Good Technologies, Inc.	Information Services	Common Stock		603	150

Total Good Technologies, Inc.				603	150

Coveroo, Inc.	Information Services	Preferred Stock Warrants		7	—

Total Coveroo, Inc.				7	—

Zeta Interactive Corporation	Information Services	Preferred Stock Warrants		172	4
		Preferred Stock		500	231

Total Zeta Interactive Corporation				672	235

Total Information Services (3.32%)				13,694	13,399

Novadaq Technologies, Inc.(5)	Diagnostic	Common Stock		1,415	603

Total Novadaq Technologies, Inc.				1,415	603

Optiscan Biomedical, Corp.	Diagnostic	Senior Debt Matures June 2011 Interest rate 10.25%	$10,750	10,534	10,403
		Preferred Stock Warrants		1,069	718
		Preferred Stock		3,655	2,202

Total Optiscan Biomedical, Corp.				15,258	13,323

Total Diagnostic (3.45%)*				16,673	13,926

See notes to Consolidated Financial Statements (unaudited)

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2011

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Kamada, LTD.	Biotechnology Tools	Common Stock		$427	$651

Total Kamada, LTD.				427	651

Labcyte, Inc.	Biotechnology Tools	Senior Debt Matures May 2013 Interest rate Prime + 8.6% or Floor rate of 11.85%	$3,532	3,451	3,522
		Common Stock Warrants		192	170

Total Labcyte, Inc.				3,643	3,692

NuGEN Technologies, Inc.	Biotechnology Tools	Preferred Stock Warrants		45	289
		Preferred Stock Warrants		33	15
		Preferred Stock		500	500

Total NuGEN Technologies, Inc.				578	804

Total Biotechnology Tools (1.28%)*				4,648	5,147

Crux Biomedical, Inc.	Surgical Devices	Preferred Stock Warrants		37	—
		Preferred Stock		250	—

Total Crux Biomedical, Inc.				287	—

Transmedics, Inc.(4)	Surgical Devices	Senior Debt Matures February 2014 Interest rate Prime + 9.70% or Floor rate of 12.95%	$8,375	8,994	4,520
		Preferred Stock Warrants		225	—
		Preferred Stock		1,100	—

Total Transmedics, Inc.				10,319	4,520

Total Surgical Devices (1.12%)*				10,606	4,520

Glam Media, Inc.	Media/Content/ Info	Preferred Stock Warrants		482	307

Total Glam Media, Inc.				482	307

Waterfront Media, Inc. (Everyday Health)		Preferred Stock Warrants		60	630
		Preferred Stock		1,000	1,310

Total Everyday Health				1,060	1,940

Total Media/Content/Info (0.56%)*				1,542	2,247

See notes to Consolidated Financial Statements (unaudited)

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2011

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
BrightSource Energy, Inc.	Clean Tech	Senior Debt Matures December 2011 Interest rate Prime + 7.75% or Floor rate of 11.0%	$11,250	$10,945	$10,945
		Senior Debt Matures June 2012 Interest rate Prime + 9.55% or Floor rate of 12.80%	$13,750	13,369	13,369
		Preferred Stock Warrants		675	583

Total BrightSource Energy, Inc.				24,989	24,897

Calera, Inc.	Clean Tech	Senior Debt Matures July 2013 Interest rate Prime + 7.0% or Floor rate of 10.25%	$3,409	3,043	3,043
		Preferred Stock Warrants		513	432

Total Calera, Inc.				3,556	3,475

EcoMotors, Inc.	Clean Tech	Senior Debt Matures February 2014 Interest rate Prime + 6.1% or Floor rate of 9.35%	$971	950	950
		Preferred Stock Warrants		154	155
		Common Stock Warrants		154	155

Total EcoMotors, Inc.				1,258	1,260

GreatPoint Energy, Inc.	Clean Tech	Senior Debt Matures October 2013 Interest rate Prime + 8.2% or Floor rate of 11.45%	$5,000	4,466	4,423
		Preferred Stock Warrants		548	384

Total GreatPoint Energy, Inc.				5,014	4,807

Propel Biofuels, Inc.	Clean Tech	Senior Debt Matures September 2013 Interest rate 11.0%	$1,925	1,773	1,621
		Preferred Stock Warrants		211	57

Total Propel Biofuels, Inc.				1,984	1,678

See notes to Consolidated Financial Statements (unaudited)

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2011

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Solexel, Inc.	Clean Tech	Senior Debt Matures June 2013 Interest rate Prime + 8.25% or Floor rate of 11.50%	$1,005	$976	$976
		Senior Debt Matures June 2013 Interest rate Prime + 7.25% or Floor rate of 10.50%	$11,062	10,514	10,514
		Preferred Stock Warrants		335	293
		Preferred Stock Warrants		259	222

Total Solexel, Inc.				12,084	12,005

Trilliant, Inc.	Clean Tech	Preferred Stock Warrants		89	92
		Preferred Stock Warrants		73	75

Total Trilliant, Inc.				162	167

Total Clean Tech (11.98%)*				49,047	48,289

Total Investments				$468,776	$445,054

*	Value as a percent of net assets
(1)	Preferred and common stock, warrants, and equity interests are generally non-income producing.
(2)	Gross unrealized appreciation, gross unrealized depreciation, and net depreciation for federal income tax purposes totaled and $13,537, $38,755 and $25,218 respectively. The tax cost of investments is $469,678.
(3)	Except for warrants in ten publicly traded companies and common stock in four publicly traded companies, all investments are restricted at March 31, 2011. No unrestricted securities of the same issuer are outstanding. The Company uses the Standard Industrial Code for classifying the industry grouping of its portfolio companies.
(4)	Debt investments of this portfolio company have been pledged as collateral under the Wells Facility.
(5)	Non-U.S. company or the company’s principal place of business is outside the United States.
(6)	Affiliate investment that is defined under the Investment Company Act of 1940 as companies in which HTGC owns as least 5% but not more than 25% of the voting securities of the company.
(7)	Debt is on non-accrual status at March 31, 2011, and is therefore considered non-income producing.

See notes to Consolidated Financial Statements (unaudited)

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2010

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)

Acceleron Pharmaceuticals, Inc.	Drug Discovery	Preferred Stock Warrants		$69	$922
		Preferred Stock Warrants		35	189
		Preferred Stock Warrants		39	99
		Preferred Stock		1,341	2,316

Total Acceleron Pharmaceuticals, Inc.				1,484	3,526

Aveo Pharmaceuticals, Inc.	Drug Discovery	Senior Debt Matures September 2013 Interest rate Prime + 7.15% or Floor rate of 11.9%	$25,000	26,108	26,108
		Preferred Stock Warrants		190	686
		Preferred Stock Warrants		104	165
		Preferred Stock Warrants		24	58
		Preferred Stock Warrants		288	770
		Preferred Stock Warrants		236	630

Total Aveo Pharmaceuticals, Inc.				26,950	28,417

Dicerna Pharmaceuticals, Inc.	Drug Discovery	Senior Debt Matures July 2012 Interest rate Prime + 9.20% or Floor rate of 12.95%	$4,699	4,678	4,706
		Preferred Stock Warrants		205	182
		Preferred Stock Warrants		30	33
		Preferred Stock Warrants		28	25
		Preferred Stock		503	503

Total Dicerna Pharmaceuticals, Inc.				5,444	5,449

EpiCept Corporation	Drug Discovery	Common Stock Warrants		4	112
		Common Stock Warrants		40	10

Total EpiCept Corporation				44	122

Horizon Therapeutics, Inc.	Drug Discovery	Preferred Stock Warrants		231	—

Total Horizon Therapeutics, Inc.				231	—

Inotek Pharmaceuticals Corp.	Drug Discovery	Preferred Stock		1,500	—

Total Inotek Pharmaceuticals Corp.				1,500	—

Merrimack Pharmaceuticals, Inc.	Drug Discovery	Preferred Stock Warrants		155	170
		Preferred Stock		2,000	1,547

Total Merrimack Pharmaceuticals, Inc.				2,155	1,717

Paratek Pharmaceuticals, Inc.	Drug Discovery	Preferred Stock Warrants		137	155
		Preferred Stock		1,000	999

Total Paratek Pharmaceuticals, Inc.				1,137	1,154

PolyMedix, Inc.	Drug Discovery	Senior Debt Matures September 2013 Interest rate Prime + 7.1% or Floor rate of 12.35%	$10,000	9,605	9,605
		Preferred Stock Warrants		480	248

Total PolyMedix, Inc.				10,085	9,853

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2010

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Portola Pharmaceuticals, Inc.	Drug Discovery	Senior Debt Matures April 2011 Interest rate Prime + 2.16%	$1,666	$2,033	$2,033
		Preferred Stock Warrants		152	506

Total Portola Pharmaceuticals, Inc.				2,185	2,539

Total Drug Discovery (12.79%)*				51,215	52,777

Affinity Videonet, Inc.	Communications & Networking	Preferred Stock Warrants		102	180

Total Affinity Videonet, Inc.				102	180

E-band Communications, Corp.(6)	Communications & Networking	Preferred Stock		2,880	3,069

Total E-Band Communications, Corp.				2,880	3,069

IKANO Communications, Inc.	Communications & Networking	Senior Debt Matures August 2011 Interest rate 12.00%	$1,654	1,953	1,953
		Preferred Stock Warrants		45	—
		Preferred Stock Warrants		72	—

Total IKANO Communications, Inc.				2,070	1,953

Intelepeer, Inc.	Communications & Networking	Senior Debt Matures May 2013 Interest rate Prime + 8.125%	$7,624	7,468	7,459
		Preferred Stock Warrants		102	111

Total Intelepeer, Inc.				7,570	7,570

Neonova Holding Company	Communications & Networking	Preferred Stock Warrants		94	12
		Preferred Stock		250	140

Total Neonova Holding Company				344	152

Opsource, Inc.(4)	Communications & Networking	Senior Debt Matures June 2013 Interest rate Prime + 7.75% or Floor rate of 11.00%	$5,000	4,888	4,888
		Senior Debt Matures October 2013 Interest rate Prime + 7.25% or Floor rate of 10.50%	$2,000	1,944	1,905
		Revolving Line of Credit Matures June 2011 Interest rate Prime + 5.25% or Floor rate of 8.50%	$1,500	1,458	1,458
		Preferred Stock Warrants		223	105

Total Opsource, Inc.				8,513	8,356

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2010

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Pac-West Telecomm, Inc.	Communications & Networking	Senior Debt Matures April 2014 Interest rate Prime + 7.5% or Floor rate of 12.0%	$10,000	$9,634	$9,634
		Preferred Stock Warrants		121	147

Total Pac-West Telecomm, Inc.				9,755	9,781

PeerApp, Inc.	Communications & Networking	Senior Debt Matures April 2013 Interest rate Prime + 7.5% or Floor rate of 11.50%	$2,911	2,855	2,792
		Preferred Stock Warrants		61	65

Total PeerApp, Inc.				2,916	2,857

Peerless Network, Inc.	Communications & Networking	Preferred Stock Warrants		95	138
		Preferred Stock		1,000	1,930

Total Peerless Network, Inc.				1,095	2,068

Ping Identity Corporation	Communications & Networking	Preferred Stock Warrants		52	6

Total Ping Identity Corporation				52	6

Purcell Systems, Inc.	Communications & Networking	Preferred Stock Warrants		123	330

Total Purcell Systems, Inc.				123	330

Seven Networks, Inc.	Communications & Networking	Preferred Stock Warrants		174	40

Total Seven Networks, Inc.				174	40

Stoke, Inc.(4)	Communications & Networking	Senior Debt Matures May 2013 Interest rate Prime + 7.0% or Floor rate of 10.25%	$4,000	3,883	3,883
		Preferred Stock Warrants		53	210
		Preferred Stock Warrants		65	133
		Preferred Stock		500	500

Total Stoke, Inc.				4,501	4,726

Tectura Corporation	Communications & Networking	Senior Debt Matures December 2012 Interest rate 11%	$5,625	5,512	5,512
		Revolving Line of Credit Matures July 2011 Interest rate 11%	$17,477	18,488	18,488
		Preferred Stock Warrants		50	10

Total Tectura Corporation				24,050	24,010

Total Communications & Networking (15.78%)*				64,145	65,098

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2010

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Atrenta, Inc.	Software	Preferred Stock Warrants		$102	$46
		Preferred Stock Warrants		34	15
		Preferred Stock Warrants		95	22
		Preferred Stock		250	143

Total Atrenta, Inc.				481	226

Blurb, Inc.	Software	Senior Debt Matures June 2011 Interest rate Prime + 3.50% or Floor rate of 8.5%	$1,162	1,392	1,392
		Preferred Stock Warrants		25	349
		Preferred Stock Warrants		299	228

Total Blurb, Inc.				1,716	1,969

Braxton Technologies, LLC.	Software	Preferred Stock Warrants		188	—

Total Braxton Technologies, LLC.				188	—

Bullhorn, Inc.	Software	Preferred Stock Warrants		43	234

Total Bullhorn, Inc.				43	234

Clickfox, Inc.	Software	Senior Debt Matures July 2013 Interest rate Prime + 6.00% or Floor rate of 11.25%	$6,000	5,801	5,801
		Revolving Line of Credit Matures July 2011 Interest rate Prime + 5.00% or Floor rate of 12.00%	$2,000	1,997	1,996
		Preferred Stock Warrants		177	643
		Preferred Stock Warrants		152	643

Total Clickfox, Inc.				8,127	9,083

Forescout Technologies, Inc.	Software	Preferred Stock Warrants		99	14

Total Forescout Technologies, Inc.				99	14

GameLogic, Inc.	Software	Preferred Stock Warrants		92	—

Total GameLogic, Inc.				92	—

HighJump Acquisition, LLC.	Software	Senior Debt Matures May 2013 Interest rate Libor + 9.25% or Floor rate of 12.50%	$17,500	17,386	17,386

Total HighJump Acquisition, LLC.				17,386	17,386

HighRoads, Inc.	Software	Preferred Stock Warrants		44	65

Total HighRoads, Inc.				44	65

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2010

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Infologix, Inc.(7)	Software	Senior Debt Matures November 2013 Interest rate 18.00%	$5,500	$5,162	$5,162
		Convertible Senior Debt Matures November 2014 Interest rate 12.00%		1,111	1,127
		Revolving Line of Credit Matures May 2011 Interest rate 12.00%	$12,317	12,317	12,317
		Senior Debt Matures December 2010 Interest rate 18.00%	$2,178	2,178	2,178
		Senior Debt Matures April 2013 Interest rate 8.00%	$1,350	1,350	1,350
		Senior Debt Matures September 2011 Interest rate 10.00%	$500	509	509
		Preferred Stock Warrants		725	1,394
		Common Stock		5,000	9,620
		Common Stock		36	69
		Common Stock		3,355	6,455

Total Infologix, Inc.				31,743	40,181

PSS Systems, Inc.	Software	Preferred Stock Warrants		51	17

Total PSS Systems, Inc.				51	17

Rockyou, Inc.	Software	Preferred Stock Warrants		117	186

Total Rockyou, Inc.				117	186

Sportvision, Inc.	Software	Preferred Stock Warrants		39	—

Total Sportvision, Inc.				39	—

Unify Corporation	Software	Senior Debt Matures June 2015 Interest rate Libor + 8.50% or Floor rate of 10.50%	$24,000	22,248	22,968
		Revolving Line of Credit Matures June 2015 Interest rate Libor + 7.50% or Floor rate of 9.50%	$3,750	3,731	3,476
		Preferred Stock Warrants		1,434	693

Total Unify Corporation				27,413	27,137

WildTangent, Inc.	Software	Preferred Stock Warrants		238	10

Total WildTangent, Inc.				238	10

Total Software (23.39%)*				87,777	96,508

Luminus Devices, Inc.	Electronics & Computer Hardware	Senior Debt Matures December 2011 Interest rate 11.875%	$540	540	540
		Preferred Stock Warrants		183	—
		Preferred Stock Warrants		84	—
		Preferred Stock Warrants		334	—

Total Luminus Devices, Inc.				1,141	540

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2010

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Maxvision Holding, LLC.	Electronics & Computer Hardware	Senior Debt Matures October 2012 Interest rate Prime + 7.25% or Floor rate of 10.75%	$5,000	$5,377	$377
		Senior Debt Matures April 2012 Interest rate Prime + 5.0% or Floor rate of 8.5%	$3,409	3,382	3,382
		Revolving Line of Credit Matures April 2012 Interest rate Prime + 5.0% or Floor rate of 8.5%	$3,100	3,163	3,163
		Common Stock		81	—

Total Maxvision Holding, LLC.				12,003	6,922

Shocking Technologies, Inc.	Electronics & Computer Hardware	Preferred Stock Warrants		63	90

Total Shocking Technologies, Inc.				63	90

Spatial Photonics, Inc.	Electronics & Computer Hardware	Preferred Stock Warrants		129	—
		Preferred Stock		767	267

Total Spatial Photonics, Inc.				896	267

VeriWave, Inc.	Electronics & Computer Hardware	Preferred Stock Warrants		54	—
		Preferred Stock Warrants		46	—

Total VeriWave, Inc.				100	—

Total Electronics & Computer Hardware (1.90%)*				14,203	7,819

Aegerion Pharmaceuticals, Inc.	Specialty Pharmaceuticals	Preferred Stock Warrants		69	761
		Preferred Stock		1,475	2,206

Total Aegerion Pharmaceuticals, Inc.				1,544	2,967

Althea Technologies, Inc.	Specialty Pharmaceuticals	Senior Debt Matures October 2013 Interest rate Prime + 7.70% or Floor rate of 10.95%	$12,000	11,661	11,661
		Preferred Stock Warrants		309	276

Total Althea Technologies, Inc.				11,970	11,937

Chroma Therapeutics, Ltd.(5)	Specialty Pharmaceuticals	Senior Debt Matures September 2013 Interest rate Prime + 7.75% or Floor rate of 12.00%	$10,000	9,797	10,021
		Preferred Stock Warrants		490	632

Total Chroma Therapeutics, Ltd.				10,287	10,653

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2010

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Pacira Pharmaceuticals, Inc.(4)	Specialty Pharmaceuticals	Senior Debt Matures May 2014 Interest rate Prime + 6.25% or Floor rate of 10.25%	$11,250	$11,105	$11,105
		Senior Debt Matures May 2014 Interest rate Prime + 8.65% or Floor rate of 12.65%	$15,000	13,749	13,749
		Preferred Stock Warrants		1,086	1,255

Total Pacira Pharmaceuticals, Inc.				25,940	26,109

QuatRx Pharmaceuticals Company	Specialty Pharmaceuticals	Senior Debt Matures October 2011 Interest rate Prime + 8.90% or Floor rate of 12.15%	$9,306	9,474	9,474
		Convertible Senior Debt Interest Rate of 8.0% Matures March 2012	$1,888	1,888	2,467
		Preferred Stock Warrants		220	—
		Preferred Stock Warrants		307	—
		Preferred Stock		751	—

Total QuatRx Pharmaceuticals Company				12,640	11,941

Total Specialty Pharmaceuticals (15.42%)*				62,381	63,607

Annie’s, Inc.	Consumer & Business Products	Preferred Stock Warrants		321	75

Total Annie’s, Inc.				321	75

IPA Holdings, LLC.(4)	Consumer & Business Products	Senior Debt Matures November 2012 Interest rate Prime + 6.75% or Floor rate of 11.0%	$8,250	8,505	8,160
		Senior Debt Matures May 2013 Interest rate Prime + 9.75% or Floor rate of 14.0%	$6,500	7,019	6,995
		Revolving Line of Credit Matures November 2012 Interest rate Prime + 6.25% or Floor rate of 10.50%	$856	761	761
		Preferred Stock Warrants		275	—
		Common Stock		500	—

Total IPA Holdings, LLC.				17,060	15,916

Market Force Information, Inc.	Consumer & Business Products	Preferred Stock Warrants		24	60
		Preferred Stock		500	439

Total Market Force Information, Inc.				524	499

Trading Machines, Inc.(8)	Consumer & Business Products	Senior Debt Matures January 2014 Interest rate Prime + 10.25% or Floor rate of 13.50%	$9,812	8,644	4,000
		Preferred Stock Warrants		878	—
		Preferred Stock		50	—

Total Trading Machines, Inc.				9,572	4,000

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2010

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Velocity Technology Solutions, Inc.	Consumer & Business Products	Senior Debt Matures February 2015 Interest rate LIBOR + 8% or Floor rate of 11.00%	$15,417	$15,072	$14,574
		Senior Debt Matures February 2015 Interest rate LIBOR + 10% or Floor rate of 13.00%	$8,333	8,317	8,526

Total Velocity Technology Solutions, Inc.				23,389	23,100

Wageworks, Inc.	Consumer & Business Products	Preferred Stock Warrants		253	1,443
		Preferred Stock		250	283

Total Wageworks, Inc.				503	1,726

Total Consumer & Business Products (10.98%)*				51,369	45,316

Enpirion, Inc.	Semiconductors	Preferred Stock Warrants		157	1

Total Enpirion, Inc.				157	1

iWatt, Inc.	Semiconductors	Preferred Stock Warrants		46	1
		Preferred Stock Warrants		51	33
		Preferred Stock Warrants		73	44
		Preferred Stock Warrants		458	391
		Preferred Stock		490	940

Total iWatt, Inc.				1,118	1,409

NEXX Systems, Inc.	Semiconductors	Preferred Stock Warrants		297	1,113
		Preferred Stock		277	704

Total NEXX Systems, Inc.				574	1,817

Quartics, Inc.	Semiconductors	Preferred Stock Warrants		53	—

Total Quartics, Inc.				53	—

Solarflare Communications, Inc.	Semiconductors	Preferred Stock Warrants		83	—
		Common Stock		642	—

Total Solarflare Communications, Inc.				725	—

Total Semiconductors (0.78%)*				2,627	3,227

Alexza Pharmaceuticals, Inc.(4)	Drug Delivery	Senior Debt Matures October 2013 Interest rate Prime + 6.5% or Floor rate of 10.75%	$15,000	14,526	14,472
		Preferred Stock Warrants		645	193

Total Alexza Pharmaceuticals, Inc.				15,171	14,665

Labopharm USA, Inc.(5)	Drug Delivery	Senior Debt Matures December 2012 Interest rate 10.95%	$20,000	19,872	19,872
		Common Stock Warrants		635	329

Total Labopharm USA, Inc.				20,507	20,201

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2010

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Transcept Pharmaceuticals, Inc.	Drug Delivery	Common Stock Warrants		$36	$60
		Common Stock Warrants		51	16
		Common Stock		500	308

Total Transcept Pharmaceuticals, Inc.				587	384

Total Drug Delivery (8.54%)*				36,265	35,250

BARRX Medical, Inc.	Therapeutic	Senior Debt Mature December 2011 Interest rate 11.00%	$2,901	3,350	3,350
		Preferred Stock Warrants		76	70
		Preferred Stock		1,500	1,890

Total BARRX Medical, Inc.				4,926	5,310

EKOS Corporation	Therapeutic	Preferred Stock Warrants		174	—
		Preferred Stock Warrants		153	—

Total EKOS Corporation				327	—

Gelesis, Inc.(8)	Therapeutic	Senior Debt Matures May 2012 Interest rate Prime + 7.5% or Floor rate of 10.75%	$2,771	2,800	45

Total Gelesis, Inc.				2,800	45

Gynesonics, Inc.	Therapeutic	Senior Debt Mature October 2013 Interest rate Prime + 8.25% or Floor rate of 11.50%	$6,500	6,277	6,277
		Preferred Stock Warrants		228	221
		Preferred Stock		532	456

Total Gynesonics, Inc.				7,037	6,954

Light Science Oncology, Inc.	Therapeutic	Preferred Stock Warrants		99	26

Total Light Science Oncology, Inc.				99	26

Novasys Medical, Inc.	Therapeutic	Preferred Stock Warrants		71	1
		Preferred Stock Warrants		54	7
		Preferred Stock		1,000	1,159

Total Novasys Medical, Inc.				1,125	1,167

Pacific Child & Family Associates, LLC.	Therapeutic	Senior Debt Matures January 2015 Interest rate LIBOR + 8.0% or Floor rate of 10.50%	$6,539	6,392	5,802
		Senior Debt Matures January 2015 Interest rate LIBOR + 10.50% or Floor rate of 13.0%	$5,900	5,996	5,996

Total Pacific Child & Family Associates, LLC.				12,388	11,798

Total Therapeutic (6.13%)*				28,702	25,300

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2010

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Cozi Group, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants		$147	$—
		Preferred Stock		177	292

Total Cozi Group, Inc.				324	292

Invoke Solutions, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants		56	74
		Preferred Stock Warrants		26	18

Total Invoke Solutions, Inc.				82	92

Prism Education Group, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants		43	50

Total Prism Education Group, Inc.				43	50

RazorGator Interactive Group, Inc.(4)	Internet Consumer & Business Services	Revolving Line of Credit Matures October 2011 Interest rate Prime + 9.50% or Floor rate of 14.00%	$2,108	1,855	1,855
		Preferred Stock Warrants		13	—
		Preferred Stock Warrants		28	—
		Preferred Stock Warrants		1,183	—
		Preferred Stock		1,000	—

Total RazorGator Interactive Group, Inc.				4,079	1,855

Reply! Inc.(4)	Internet Consumer & Business Services	Senior Debt Matures June 2013 Interest rate Prime + 6.5% or Floor rate of 9.75%	$5,000	4,646	4,646
		Preferred Stock Warrants		320	320

Total Reply! Inc.				4,966	4,966

Total Internet Consumer & Business Services (1.76%)*				9,494	7,255

Lilliputian Systems, Inc.	Energy	Preferred Stock Warrants		106	3
		Common Stock Warrants		49	—

Total Lilliputian Systems, Inc.				155	3

Total Energy (0.00%)*				155	3

Box.net, Inc.	Information Services	Senior Debt Matures May 2011 Interest rate Prime + 1.50% or Floor rate of 7.50%	$213	270	270
		Senior Debt Matures September 2011 Interest rate Prime + 0.50% or Floor rate of 6.50%	$127	139	139
		Preferred Stock Warrants		73	184
		Preferred Stock Warrants		117	117
		Preferred Stock		500	500

Total Box.net, Inc.				1,099	1,210

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2010

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Buzznet, Inc.	Information Services	Preferred Stock Warrants		$9	$—
		Preferred Stock		250	37

Total Buzznet, Inc.				259	37

XL Education Corp.	Information Services	Common Stock		880	880

Total XL Education Corp.				880	880

hi5 Networks, Inc.	Information Services	Preferred Stock Warrants		213	—
		Preferred Stock		250	247

Total hi5 Networks, Inc.				463	247
Jab Wireless, Inc.	Information Services	Preferred Stock Warrants		265	122

Total Jab Wireless, Inc.				265	122

Solutionary, Inc.	Information Services	Preferred Stock Warrants		94	—
		Preferred Stock Warrants		2	—
		Preferred Stock		250	50

Total Solutionary, Inc.				346	50

Intelligent Beauty, Inc.	Information Services	Senior Debt Matures March 2013 Interest rate Prime + 8.0% or Floor rate of 11.25%	$5,812	5,563	5,557
		Senior Debt Matures October 2013 Interest rate Prime + 8.0% or Floor rate of 11.25%	$2,000	1,942	1,942
		Preferred Stock Warrants		230	230

Total Intelligent Beauty, Inc.				7,735	7,729

Good Technologies, Inc.	Information Services	Common Stock		603	150

Total Good Technologies, Inc.				603	150

Coveroo, Inc.	Information Services	Preferred Stock Warrants		7	—

Total Coveroo, Inc.				7	—

Zeta Interactive Corporation	Information Services	Preferred Stock Warrants		172	57
		Preferred Stock		500	375

Total Zeta Interactive Corporation				672	432

Total Information Services (2.63%)*				12,329	10,857

Novadaq Technologies, Inc.(5)	Diagnostic	Common Stock		1,415	675

Total Novadaq Technologies, Inc.				1,415	675

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2010

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Optiscan Biomedical Corp.	Diagnostic	Senior Debt Matures December 2013 Interest rate Prime + 7.0% or Floor rate of 10.25%	$10,750	$10,392	$10,392
		Preferred Stock Warrants		1,069	637
		Preferred Stock		3,656	3,207

Total Optiscan Biomedical Corp.				15,117	14,236

Total Diagnostic (3.61%)*				16,532	14,911

Kamada, LTD.(5)	Biotechnology Tools	Preferred Stock Warrants		159	164
		Common Stock		752	1,754

Total Kamada, LTD.				911	1,918

Labcyte, Inc.	Biotechnology Tools	Senior Debt Matures May 2013 Interest rate Prime + 8.6% or Floor rate of 11.85%	$3,885	3,761	3,821
		Common Stock Warrants		192	—

Total Labcyte, Inc.				3,953	3,821

NuGEN Technologies, Inc.	Biotechnology Tools	Preferred Stock Warrants		45	44
		Preferred Stock Warrants		33	1
		Preferred Stock		500	203

Total NuGEN Technologies, Inc.				578	248

Total Biotechnology Tools (1.45%)*				5,442	5,987

Crux Biomedical, Inc.	Surgical Devices	Preferred Stock Warrants		37	—
		Preferred Stock		250	—

Total Crux Biomedical, Inc.				287	—

Transmedics, Inc.(4)	Surgical Devices	Senior Debt Matures February 2014 Interest rate Prime + 9.70% or Floor rate of 12.95%	$8,375	8,913	8,913
		Preferred Stock Warrants		224	159
		Preferred Stock		1,100	1,100

Total Transmedics, Inc.				10,237	10,172

Total Surgical Devices (2.47%)*				10,524	10,172

Glam Media, Inc.	Media/Content/ Info	Preferred Stock Warrants		482	283

Total Glam Media, Inc.				482	283

Everyday Health, Inc.	Media/Content/ Info	Preferred Stock Warrants		60	630
		Preferred Stock		1,000	1,310

Total Everyday Health, Inc.				1,060	1,940

Total Media/Content/Info (0.54%)*				1,542	2,223

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2010

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
BrightSource Energy, Inc.(4)	Clean Tech	Senior Debt Matures December 2011 Interest rate Prime + 7.75% or Floor rate of 11.0%	$3,750	$3,265	$3,265
		Senior Debt Matures June 2012 Interest rate Prime + 9.55% or Floor rate of 12.80%	$4,583	4,156	4,156
		Preferred Stock Warrants		675	674

Total BrightSource Energy, Inc.				8,096	8,095

Calera, Inc.	Clean Tech	Senior Debt Matures July 2013 Interest rate Prime + 7.0% or Floor rate of 10.25%	$3,621	3,109	3,109
		Preferred Stock Warrants		513	527

Total Calera, Inc.				3,622	3,636

GreatPoint Energy, Inc.	Clean Tech	Senior Debt Matures October 2013 Interest rate Prime + 8.2% or Floor rate of 11.45%	$5,000	4,322	4,322
		Preferred Stock Warrants		548	627

Total GreatPoint Energy, Inc.				4,870	4,949

Propel Biofuels, Inc.	Clean Tech	Senior Debt Matures September 2013 Interest rate 11.0%	$2,118	1,880	1,850
		Preferred Stock Warrants		211	192

Total Propel Biofuels, Inc.				2,091	2,042

Solexel, Inc.	Clean Tech	Senior Debt Matures June 2013 Interest rate Prime + 8.25% or Floor rate of 11.50%	$1,109	1,010	1,010
		Senior Debt Matures June 2013 Interest rate Prime + 7.25% or Floor rate of 10.50%	$6,000	5,519	5,519
		Preferred Stock Warrants		335	292

Total Solexel, Inc.				6,864	6,821

Trilliant, Inc.	Clean Tech	Preferred Stock Warrants		88	99
		Preferred Stock Warrants		72	80

Total Trilliant, Inc.				160	179

Total Clean Tech (6.24%)*				25,703	25,722

Total Investments				$480,405	$472,032

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2010

(dollars in thousands)

*	Value as a percent of net assets
(1)	Preferred and common stock, warrants, and equity interests are generally non-income producing.
(2)	Gross unrealized appreciation, gross unrealized depreciation, and net depreciation for federal income tax purposes totaled $22,458, $32,232 and $9,774 respectively. The tax cost of investments is $481,432
(3)	Except for warrants in ten publicly traded companies and common stock in five publicly traded companies, all investments are restricted at December 31, 2010 and were valued at fair value as determined in good faith by the Board of Directors. No unrestricted securities of the same issuer are outstanding. The Company uses the Standard Industrial Code for classifying the industry grouping of its portfolio companies.
(4)	Debt investments of this portfolio company have been pledged as collateral under the Wells Facility.
(5)	Non-U.S. company or the company’s principal place of business is outside the United States.
(6)	Affiliate investment that is defined under the Investment Company Act of 1940 as companies in which HTGC owns as least 5% but not more than 25% of the voting securities of the company.
(7)	Control investment that is defined under the Investment Company Act of 1940 as companies in which HTGC owners as least 25% but no more than 50% of the voting securities of the company
(8)	Debt is on non-accrual status at December 31, 2010, and is therefore considered non-income producing.

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED STATEMENT OF OPERATIONS

(unaudited)

(dollars in thousands, except per share data)

	Three Months Ended March 31,
	2011	2010
Investment income:
Interest income
Non Control/Non Affiliate investments	$16,456	$10,430
Control investments	—	805

Total interest income	16,456	11,235

Fees
Non Control/Non Affiliate investments	2,695	1,113
Control investments	—	172

Total fees	2,695	1,285

Total investment income	19,151	12,520

Operating expenses:
Interest	2,233	2,026
Loan fees	934	298
General and administrative	2,206	1,889
Employee Compensation:
Compensation and benefits	3,253	2,238
Stock-based compensation	721	457

Total employee compensation	3,974	2,695

Total operating expenses	9,347	6,908

Net investment income	9,804	5,612
Net realized gain (loss) on investments	4,370	362
Net increase (decrease) in unrealized depreciation on investments	(15,352)	(260)

Net realized and unrealized gain (loss)	(10,982)	102

Net increase (decrease) in net assets resulting from operations	$(1,178)	$5,714

Net investment income before investment gains and losses per common share:
Basic	$0.23	$0.16

Change in net assets per common share:
Basic	$(0.03)	$0.16

Diluted	$(0.03)	$0.16

Weighted average shares outstanding
Basic	42,737	35,181

Diluted	42,737	35,813

See notes to Consolidated Financial Statements (unaudited).

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

(unaudited)

(dollars and shares in thousands)

	Common Stock		Capital in Excess of Par Value	Unrealized Accumulated (Depreciation) on Investments	Accumulated Realized Gains (Losses) on Investments	Distributions in Excess of Investment Income	Provision for Income Taxes on Investment Gains	Net Assets
	Shares	Par Value
Balance at December 31, 2009	35,634	$35	$409,036	$(10,028)	$(28,129)	$(4,057)	$(342)	$366,515
Net increase in net assets resulting from operations	—	—	—	(260)	362	5,612	—	5,714
Issuance of common stock	81	—	446	—	—	—	—	446
Issuance of common stock under restricted stock plan	491	—	—	—	—	—	—	—
Acquisition of common stock under stock repurchase plan	(25)	—	(234)	—	—	—	—	(234)
Issuance of common stock under dividend reinvestment plan	67	—	620	—	—	—	—	620
Dividends declared	—	—	—	—	—	(7,130)	—	(7,130)
Stock-based compensation	—	—	481	—	—	—	—	481

Balance at March 31, 2010	36,248	$35	$410,349	$(10,288)	$(27,767)	$(5,575)	$(342)	$366,412

Balance at December 31, 2010	43,444	$43	$477,549	$(8,038)	$(51,033)	$(5,648)	$(342)	$412,531
Net decrease in net assets resulting from operations	—	—	—	(15,352)	4,370	9,804	—	(1,178)
Issuance of common stock	3	—	15	—	—	—	—	15
Issuance of common stock under restricted stock plan	297	—	—	—	—	—	—	—
Acquisition of common stock under repurchase plan	—	—	—	—	—	—	—	—
Issuance of common stock as stock dividend	61	—	668	—	—	—	—	668
Retired shares from net issuance	(1)	—	(9)	—	—	—	—	(9)
Dividends declared	—	—	—	—	—	(9,556)	—	(9,556)
Stock-based compensation	—	—	736	—	—	—	—	736

Balance at March 31, 2011	43,804	$43	$478,959	$(23,390)	$(46,663)	$(5,400)	$(342)	$403,207

See notes to Consolidated Financial Statements (unaudited).

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED STATEMENT OF CASH FLOWS

(unaudited)

(dollars in thousands)

	Three Months Ended March 31,
	2011	2010
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$(1,178)	$5,714
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in and provided by operating activities:
Purchase of investments	(85,024)	(68,401)
Principal payments received on investments	85,988	59,700
Proceeds from sale of investments	16,897	2,090
Net unrealized depreciation on investments	15,352	260
Net realized gain on investments	(4,370)	(362)
Accretion of paid-in-kind principal	(890)	(568)
Accretion of loan discounts	(1,740)	(588)
Accretion of loan exit fees	—	(568)
Depreciation	89	95
Stock-based compensation	167	176
Amortization of restricted stock grants	569	305
Change in deferred loan origination revenue	(1,852)	(639)
Change in operating assets and liabilities:
Interest receivable	22	(614)
Prepaid expenses and other assets	2,071	(788)
Accounts payable	(406)	(112)
Income tax payable/receivable	—	8
Accrued liabilities	(870)	(7,764)

Net cash provided by (used in) operating activities	24,825	(12,056)
Cash flows from investing activities:
Purchases of capital equipment	(27)	(50)
Other long-term assets	(1,788)	153

Net cash provided by (used in) investing activities	(1,815)	103
Cash flows from financing activities:
Proceeds from issuance of common stock, net	6	383
Stock repurchase program	—	(234)
Dividends paid	(8,890)	(6,510)
Borrowings of credit facilities	18,750	—
Repayments of credit facilities	(25,000)	—
Fees paid for credit facilities and debentures	(455)	(376)

Net cash used in financing activities	(15,589)	(6,737)

Net increase (decrease) in cash	7,421	(18,690)
Cash and cash equivalents at beginning of period	107,014	124,828

Cash and cash equivalents at end of period	$114,435	$106,138

See notes to Consolidated Financial Statements (unaudited).

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(unaudited)

1. Description of Business and Unaudited Interim Consolidated Financial Statements Basis of Presentation

Hercules Technology Growth Capital, Inc. (the “Company”) is a specialty finance company that provides debt and equity growth capital to technology-related companies at various stages of development, which include select publicly listed companies and lower middle market companies. The Company sources its investments through its principal office located in Silicon Valley, as well as through its additional offices in Boston, Massachusetts and Boulder, Colorado. The Company was incorporated under the General Corporation Law of the State of Maryland in December 2003.

The Company is an internally managed, non-diversified closed-end investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). From incorporation through December 31, 2005, the Company was taxed as a corporation under Subchapter C of the Internal Revenue Code of 1986, (the “Code”). Effective January 1, 2006, the Company has elected to be treated for tax purposes as a regulated investment company, or RIC, under the Code (see Note 5).

The Company formed Hercules Technology II, L.P. (“HT II”), which was licensed on September 27, 2006, and Hercules Technology III, L.P. (“HT III”), which was licensed on May 26, 2010 to operate as small business investment companies (“SBICs”) under the authority of the Small Business Administration (“SBA”). As SBICs, HT II and HT III are subject to a variety of regulations concerning, among other things, the size and nature of the companies in which they may invest and the structure of those investments. The Company also formed Hercules Technology SBIC Management, LLC (“HTM”), a limited liability company. HTM is a wholly-owned subsidiary of the Company. The Company is the sole limited partner of HT II and HT III and HTM is the general partner of HT II and HT III (see Note 4).

The Company also established wholly owned subsidiaries, all of which are structured as Delaware corporations and limited liability companies, to hold portfolio companies organized as limited liability companies, or LLCs (or other forms of pass-through entities). The Company currently qualifies as a RIC for federal income tax purposes, which allows the Company to avoid paying corporate income taxes on any income or gains that the Company distributes to our stockholders. The purpose of establishing these entities is to satisfy the RIC tax requirement that at least 90% of the Company’s gross income for income tax purposes is investment income.

The consolidated financial statements include the accounts of the Company and its subsidiaries. All inter-company accounts and transactions have been eliminated in consolidation. In accordance with Article 6 of Regulation S-X under the Securities Act of 1933 and the Securities and Exchange Act of 1934, the Company does not consolidate portfolio company investments. The accompanying consolidated interim financial statements are presented in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) for interim financial information, and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X under the Securities Act of 1933 and the Securities Exchange Act of 1934. Accordingly, certain disclosures accompanying annual consolidated financial statements prepared in accordance with U.S. GAAP are omitted. In the opinion of management, all adjustments consisting solely of normal recurring accruals considered necessary for the fair presentation of consolidated financial statements for the interim periods, have been included. The current period’s results of operations are not necessarily indicative of results that ultimately may be achieved for the year. Therefore, the interim unaudited consolidated financial statements and notes should be read in conjunction with the audited consolidated financial statements and notes thereto for the period ended December 31, 2010. Financial statements prepared on a U.S. GAAP basis require management to make estimates and assumptions that affect the amounts and disclosures reported in the consolidated financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Certain prior period information has been reclassified to conform to the current period presentation.

2. Valuation of Investments

The Company’s investments are carried at fair value in accordance with the 1940 Act and Accounting Standards Codification (“ASC”) topic 820 Fair Value Measurements and Disclosures, (formerly known as SFAS No. 157, Fair Value Measurements). At March 31, 2011 77.5% of the Company’s total assets represented investments in portfolio companies that are valued at fair value by the Board of Directors. Value, as defined in Section 2(a) (41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the Board of Directors. The Company’s debt securities are primarily invested in equity sponsored technology, life science and clean technology companies. Given the nature of lending to these types of businesses, the Company’s investments in these portfolio companies are considered Level 3 assets under ASC 820 because there is no known or accessible market or market indexes for these investment securities to be traded or exchanged. As such, the Company values substantially all of its investments at fair value as determined in good faith pursuant to a consistent valuation policy and the Company’s Board of Directors in accordance with the provisions of ASC 820 and the 1940 Act. Due to the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments determined in good faith by its Board may differ significantly from the value that would have been used had a readily available market existed for such investments, and the differences could be material.

Our Board of Directors may from time to time engage an independent valuation firm to provide the Company with valuation assistance with respect to certain of the Company’s portfolio investments on a quarterly basis. The Company intends to continue to engage an independent valuation firm to provide management with assistance regarding the Company’s determination of the fair value of selected portfolio investments each quarter unless directed by the Board of Directors to cancel such valuation services. The scope of services rendered by an independent valuation firm is at the discretion of the Board of Directors. The Company’s Board of Directors is ultimately and solely responsible for determining the fair value of the Company’s investments in good faith.

With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, the Company’s Board of Directors has approved a multi-step valuation process each quarter, as described below:

(1) the Company’s quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment;

(2) preliminary valuation conclusions are then documented and discussed with the Company’s investment committee;

(3) the valuation committee of the Board of Directors reviews the preliminary valuation of the investment committee and that of the independent valuation firm and responds to the valuation recommendation of the independent valuation firm to reflect any comments, if any; and

(4) the Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of, where applicable, the respective independent valuation firm and the valuation committee.

The Company adopted ASC 820 on January 1, 2008. ASC 820 establishes a framework for measuring the fair value of the assets and liabilities and outlines a fair value hierarchy which prioritizes the inputs used to measure fair value and the effect of fair value measures on earnings. ASC 820 also enhances disclosure requirements for fair value measurements based on the level within the hierarchy of the information used in the valuation. ASC 820 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value but does not expand the use of fair value in any new circumstances. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The Company has categorized all investments recorded at fair value in accordance with ASC 820 based upon the level of judgment associated with the inputs used to measure their fair value. Hierarchical levels, defined by ASC 820 and directly related to the amount of subjectivity associated with the inputs to fair valuation of these assets and liabilities, are as follows:

Level 1—Inputs are unadjusted, quoted prices in active markets for identical assets at the measurement date. The types of assets carried at Level 1 fair value generally are equities listed in active markets.

Level 2—Inputs (other than quoted prices included in Level 1) are either directly or indirectly observable for the asset in connection with market data at the measurement date and for the extent of the instrument’s anticipated life. Fair valued assets that are generally included in this category are warrants held in a public company.

Level 3—Inputs reflect management’s best estimate of what market participants would use in pricing the asset at the measurement date. It includes prices or valuations that require inputs that are both significant to the fair value measurement and unobservable. Generally, assets carried at fair value and included in this category are the debt investments and warrants and equities held in a private company.

Debt Investments

The Company follows the guidance set forth in ASC 820 which establishes a framework for measuring the fair value of assets and liabilities and outlines a fair value hierarchy which prioritizes the inputs used to measure fair value and the effect of fair value measures on earnings. The Company’s debt securities are primarily invested in equity sponsored technology, life science and clean technology companies. Given the nature of lending to these types of businesses, the Company’s investments in these portfolio companies are considered Level 3 assets under ASC 820 because there is no known or accessible market or market indexes for these investment securities to be traded or exchanged.

The Company applies a procedure that assumes a sale of investment in a hypothetical market to a hypothetical market participant where buyers and sellers are willing participants. The hypothetical market does not include scenarios where the underlying security was simply repaid or extinguished, but includes an exit concept. Under this process, the Company also evaluates the collateral for recoverability of the debt investments as well as apply all of its historical fair value analysis excluding its interest rate sensitivity analysis, which was replaced by the hypothetical market participant method, as discussed above. The Company uses pricing on recently issued comparable debt securities to determine the baseline hypothetical market yields as of the measurement date. The Company considers each portfolio company’s credit rating, security liens and other characteristics of the investment to adjust the baseline yield to derive a hypothetical yield for each investment. The anticipated future cash flows from each investment are then discounted at the hypothetical yield to estimate each investment’s fair value as of the measurement date.

The Company’s process includes, among other things, the underlying investment performance, the current portfolio company’s financial condition and market changing events that impact valuation, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date. If there is a significant deterioration of the credit quality of a debt investment, the Company may consider other factors to estimate fair value, including the proceeds that would be received in a liquidation analysis.

The Company records unrealized depreciation on investments when it believes that an investment has decreased in value, including where collection of a loan is doubtful or if under the in exchange premise when the value of a debt security were to be less than amortized cost of the investment. Conversely, where appropriate, the

Company records unrealized appreciation if it believes that the underlying portfolio company has appreciated in value and, therefore, that its investment has also appreciated in value or if under the in exchange premise the value of a debt security were to be greater than amortized cost.

When originating a debt instrument, the Company generally receives warrants or other equity-related securities from the borrower. The Company determines the cost basis of the warrants or other equity-related securities received based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt and warrants or other equity-related securities received. Any resulting discount on the loan from recordation of the warrant or other equity instruments is accreted into interest income over the life of the loan.

Equity-Related Securities and Warrants

Securities that are traded in the over-the-counter markets or on a stock exchange will be valued at the prevailing bid price at period end. We have a limited number of equity securities in public companies. In accordance with the 1940 Act, unrestricted publicly traded securities for which market quotations are readily available are valued at the closing market quote on the valuation date.

The Company estimates the fair value of warrants using a Black Scholes pricing model. At each reporting date, privately held warrant and equity related securities are valued based on an analysis of various factors including, but not limited to, the portfolio company’s operating performance and financial condition and general market conditions, price to enterprise value or price to equity ratios, discounted cash flow, valuation comparisons to comparable public companies or other industry benchmarks. When an external event occurs, such as a purchase transaction, public offering, or subsequent equity sale, the pricing indicated by that external event is utilized to corroborate the Company’s valuation of the warrant and equity related. The Company periodically reviews the valuation of its portfolio companies that have not been involved in a qualifying external event to determine if the enterprise value of the portfolio company may have increased or decreased since the last valuation measurement date.

Investments measured at fair value on a recurring basis are categorized in the tables below based upon the lowest level of significant input to the valuations as of March 31, 2011 (unaudited) and as of December 31, 2010:

		Investments at Fair Value as of March 31, 2011
(in thousands) Description	3/31/2011	Quoted Prices In Active Markets For Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Senior secured debt	$372,252	$—	$—	$372,252
Subordinated debt	24,313	—	—	24,313
Preferred stock	21,333	—	—	21,333
Common stock	5,689	4,658	—	1,031
Warrants	21,467	—	5,507	15,960

	$445,054	$4,658	$5,507	$434,889

		Investments at Fair Value as of December 31, 2010
(in thousands) Description	12/31/2010	Quoted Prices In Active Markets For Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Senior secured debt	$394,198	$—	$—	$394,198
Subordinated debt	7,420	—	—	7,420
Preferred stock	24,607	—	—	24,607
Common stock	22,117	4,943	16,144	1,030
Warrants	23,690	—	6,289	17,401

	$472,032	$4,943	$22,433	$444,656

The table below presents a reconciliation for all financial assets and liabilities measured at fair value on a recurring basis, excluding accrued interest components, using significant unobservable inputs (Level 3) for the three months ended March 31, 2011 (unaudited) and for the year ended December 31, 2010.

(in thousands)	Balance, January 1, 2011	Net Realized Gains (losses)(1)	Net change in unrealized appreciation or depreciation(2)	Purchases	Sales	Repayments	Exit	Gross Transfers into Level 3(1)	Gross Transfers out of Level 3(3)	Balances, March 31, 2011
Senior Debt	$394,198	$(4,301)	$(1,801)	$70,144	$—	$(85,988)	—	$—	$—	372,252
Subordinated Debt	7,420	—	—	16,893	—	—	—	—	—	24,313
Preferred Stock	24,607	(50)	(3,724)	500	—	—	—	—	—	21,333
Common Stock	1,030	—	1	—	—	—	—	—	—	1,031
Warrants	17,401	(878)	26	717	—	—	(51)	—	(1,255)	15,960

Total	$444,656	$(5,229)	$(5,498)	$88,254	$—	$(85,988)	$(51)	—	$(1,255)	$434,889

(in thousands)	Balances, January 1, 2010	Net Realized Gains (losses)(1)	Net change in unrealized appreciation or depreciation(2)	Purchases, sales, repayments, and exit, net	Transfer in & out of Level 3	Balances, December 31, 2010
Senior Debt	$319,129	$(12,835)	$(3,076)	$98,058	$(7,078)	$394,198
Subordinated Debt	—	—	—	7,420	—	7,420
Senior Debt-Second Lien	6,005	—	—	(6,005)	—	—
Preferred Stock	22,875	(1,250)	(995)	2,603	1,374	24,607
Common Stock	1,773	(15,037)	(743)	15,037	—	1,030
Warrants	11,076	(1,225)	568	8,650	(1,668)	17,401

Total	$360,858	$(30,347)	$(4,246)	$125,763	$(7,372)	$444,656

(1)	Includes net realized gains (losses) recorded as realized gains or losses in the accompanying consolidated statements of operations.
(2)	Included in change in net unrealized appreciation or depreciation in the accompanying consolidated statements of operations.
(3)	Transfers out of Level 3 warrants relates to the Pacira Pharmaceutical IPO.

For the quarter ended March 31, 2011, approximately $1.8 million, $3.8 million and $885,000 in unrealized depreciation was recorded for debt, equity and warrant Level 3 investments, respectively, relating to assets still held at the reporting date.

For the year ended December 31, 2010, approximately $3.1 million, $3.0 million and $461,000 in unrealized depreciation was recorded for debt, equity and warrant Level 3 investments, respectively, relating to assets still held at the reporting date.

As required by the 1940 Act, the Company classifies its investments by level of control. “Control Investments” are defined in the 1940 Act as investments in those companies that the Company is deemed to “Control”. Generally, under the 1940 Act, the Company is deemed to “Control” a company in which it has invested if it owns 25% or more of the voting securities of such company or has greater than 50% representation on its board. “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of the Company, as defined in the 1940 Act, which are not Control Investments. The Company is deemed to be an “Affiliate” of a company in which it has invested if it owns 5% or more but less than 25% of the voting securities of such company. “Non-Control/Non-Affiliate Investments” are investments that are neither Control Investments nor Affiliate Investments.

At March 31, 2011, the Company did not hold any Control Investments. The Company’s investment in InfoLogix, Inc., a company that was a Control Investment as of December 31, 2010, was sold to Stanley Black & Decker (NYSE:SWK) in January 2011. Approximately $8.3 million of realized gains and $8.4 million of net change in unrealized depreciation was recognized on this control investment during the three-month period ended March 31, 2011.

At March 31, 2011 and 2010, the Company had an investment in one portfolio company deemed to be an Affiliate. No income was derived from this investment as this is a non-income producing equity investment. No realized gains were related to this investment, and approximately $1.0 million and $52,000 of net change in unrealized depreciation was recognized on this control investment during the three-month periods ended March 31, 2011 and 2010, respectively.

A summary of the composition of the Company’s investment portfolio as of March 31, 2011 (unaudited) and December 31, 2010 at fair value is shown as follows:

	March 31, 2011		December 31, 2010
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Senior Secured Debt with warrants	$359,042	80.7%	$357,963	75.8%
Senior Secured Debt	34,093	7.6%	59,251	12.6%
Subordinated Debt	24,897	5.6%	8,094	1.7%
Preferred Stock	21,333	4.8%	26,813	5.7%
Common Stock	5,689	1.3%	19,911	4.2%

	$445,054	100.0%	$472,032	100.0%

A summary of the Company’s investment portfolio, at value, by geographic location as of March 31, 2011 (unaudited) and as of December 31, 2010 is shown as follows:

	March 31, 2011		December 31, 2010
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
United States	$415,241	93.3%	$438,585	92.9%
Canada	18,528	4.2%	20,876	4.4%
England	10,634	2.4%	1,918	0.4%
Israel	651	0.1%	10,653	2.3%

	$445,054	100.0%	$472,032	100.0%

The following table shows the fair value of our portfolio by industry sector at March 31, 2011 (unaudited) and December 31, 2010:

	March 31, 2011		December 31, 2010
(in thousands)	Investments at Fair Value	Percentage of Total Porfolio	Investments at Fair Value	Percentage of Total Porfolio
Drug Discovery	$74,243	16.7%	$52,777	11.2%
Specialty Pharma	71,273	16.0%	63,607	13.5%
Software	53,714	12.1%	96,508	20.4%
Clean Tech	48,289	10.8%	25,722	5.4%
Communications & Networking	47,080	10.6%	65,098	13.8%
Drug Delivery	32,754	7.4%	35,250	7.5%
Internet Consumer & Business Services	27,665	6.2%	7,255	1.5%
Therapeutic	23,966	5.4%	25,300	5.4%
Consumer & Business Products	17,990	4.0%	45,316	9.6%
Diagnostic	13,926	3.1%	14,911	3.2%
Information Services	13,399	3.0%	10,857	2.3%
Electronics & Computer Hardware	5,667	1.3%	7,819	1.6%
Biotechnology Tools	5,146	1.2%	5,987	1.3%
Surgical Devices	4,520	1.0%	10,172	2.1%
Semiconductors	3,174	0.7%	3,227	0.7%
Media/Content/Info	2,247	0.5%	2,223	0.5%
Energy	1	—	3	—

	$445,054	100%	$472,032	100%

During the three-month periods ended March 31, 2011 and 2010, the Company made investments in debt securities totaling approximately $83.9 million and $87.3 million, respectively, and funded equity investments of approximately $500,000 in the three-month period ended March 31, 2011. The Company funded $16.1 million of equity investments, which included restructured loans investments during the three month period ended March 31, 2010

During the three months ended March 31, 2011, the Company recognized net realized gains of approximately $9.6 million from the sale of common stock in its public portfolio companies and realized losses of approximately $5.2 million from equity and warrant investments in portfolio companies that have been liquidated. During the three-month period ended March 31, 2010, the Company recognized net realized gains of approximately $151,000 from the sale of common stock in public companies, approximately $644,000 from mergers of private portfolio companies and realized losses of approximately $433,000 from equity and warrant investments in portfolio companies that have been liquidated.

Loan origination and commitment fees received in full at the inception of a loan are deferred and amortized into fee income as an enhancement to the related loan’s yield over the contractual life of the loan. The Company recognizes nonrecurring fees amortized over the remaining term of the loan commencing in the quarter relating to specific loan modifications. Loan exit fees to be paid at the termination of the loan are accreted into interest income over the contractual life of the loan. The Company had approximately $4.8 million and $6.3 million of unamortized fees at March 31, 2011 and December 31, 2010, respectively, and approximately $5.9 million and $5.1 million in exit fees receivable at March 31, 2011 and December 31, 2010, respectively.

The Company has loans in its portfolio that contain a payment-in-kind (“PIK”) provision. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain the Company’s status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends even though the Company has not yet collected the cash. Amounts necessary to pay these dividends may come from available cash or the liquidation of certain investments. The Company recorded approximately $556,000 and $568,000 in PIK income in the three-month periods ended March 31, 2011 and 2010, respectively.

In certain investment transactions, the Company may provide advisory services. For services that are separately identifiable and external evidence exists to substantiate fair value, income is recognized as earned, which is generally when the investment transaction closes. The Company had no income from advisory services in the quarter ended March 31, 2011.

In some cases, the Company collateralizes its investments by obtaining a first priority security interest in a portfolio company’s assets, which may include their intellectual property. In other cases, the Company may obtain a negative pledge covering a company’s intellectual property. At March 31, 2011, approximately 63.7% of the Company’s portfolio company loans were secured by a first priority security in all of the assets of the portfolio company, 29.4% of portfolio company loans were prohibited from pledging or encumbering their intellectual property, 6.1% of portfolio company loans were secured by a second priority security in all of the assets of the portfolio company and 0.8% of portfolio company loans had an equipment only lien.

3. Fair Value of Financial Instruments

Fair value estimates are made at discrete points in time based on relevant information. These estimates may be subjective in nature and involve uncertainties and matters of significant judgment and, therefore, cannot be determined with precision. The Company believes that the carrying amounts of its financial instruments, consisting of cash and cash equivalents, receivables, accounts payable and accrued liabilities approximate the fair values of such items due to the short maturity of such instruments. The SBIC debentures remain a strategic advantage due to their flexible structure, long-term duration, and low fixed interest rates. Calculated based on the net present value of payments over the term of the notes using estimated market rates for similar notes and remaining terms, the fair value of its SBIC debentures would be approximately $169.8 million, compared to the carrying amount of $163.8 million as of March 31, 2011.

See the accompanying Consolidated Schedule of Investments for the fair value of the Company’s investments. The methodology for the determination of the fair value of the Company’s investments is discussed in Note 1.

4. Borrowings

Citibank Credit Facility

The Company, through Hercules Funding Trust I, an affiliated statutory trust, had a securitized credit facility (the “Citibank Credit Facility”) with Citigroup Global Markets Realty Corp. (“Citigroup”) which expired under normal terms. During the first quarter of 2009, the Company paid off all remaining principal and interest owed under the Citibank Credit Facility. Citigroup has an equity participation right through a warrant participation agreement on the pool of loans and warrants collateralized under the Citibank Credit Facility. Pursuant to the warrant participation agreement, the Company granted to Citigroup a 10% participation in all warrants held as collateral. However, no additional warrants were included in collateral subsequent to the facility amendment on May 2, 2007. As a result, Citigroup is entitled to 10% of the realized gains on the warrants until the realized gains paid to Citigroup pursuant to the agreement equal $3,750,000 (the “Maximum Participation Limit”). The obligations under the warrant participation agreement continue even after the Citibank Credit Facility was terminated until the Maximum Participation Limit has been reached. The value of their participation right on unrealized gains in the related equity investments was approximately $444,000 as of March 31, 2011 and is included in accrued liabilities. There can be no assurances that the unrealized appreciation of the warrants will not be higher or lower in future periods due to fluctuations in the value of the warrants. Since inception of the agreement, the Company has paid Citigroup approximately $1.1 million under the warrant participation agreement thereby reducing its realized gains by this amount. The Company will continue to pay Citigroup under the warrant participation agreement until the Maximum Participation Limit is reached or the warrants expire.

Long-term SBA Debentures

On September 27, 2006, HT II received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and regulatory capital. Under the Small Business Investment Company Act and current SBA policy applicable to SBICs, a SBIC can have outstanding at any time SBA guaranteed debentures up to twice the amount of its regulatory capital. As of March 31, 2011, the maximum statutory limit on the dollar amount of outstanding SBA guaranteed debentures issued by a single SBIC is $150.0 million, subject to periodic adjustments by the SBA. The Company’s net investment of $75.0 million in HT II as of March 31, 2011 fully funds the required regulatory capital for HT II. In January 2011, HT II repaid $25.0 million of debentures. HT II has a total of $125.0 million of SBA guaranteed debentures outstanding as of March 31, 2011 and has paid the SBA commitment fees of approximately $1.5 million. As of March 31, 2011, the Company held investments in HT II in 54 companies with a fair value of approximately $158.6 million, accounting for approximately 35.6% of the Company’s total portfolio.

On May 26, 2010, HT III received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and additional contributions to regulatory capital. With the Company’s net investment of $37.5 million in HT III as of March 31, 2011, HT III has the capacity to issue a total of $75.0 million of SBA guaranteed debentures, subject to SBA approval, of which $38.75 million was outstanding as of March 31, 2011. As of March 31, 2011, HT III has paid commitment fees of approximately $750,000. There is no assurance that HT II or HT III will be able to draw up to the maximum limit available under the SBIC program. As of March 31, 2011, the Company held investments in HT III in 11 companies with a fair value of approximately $73.5 million, accounting for approximately 16.5% of the Company’s total portfolio. See note 12.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under present SBA regulations, eligible small businesses include businesses that have a tangible net worth not exceeding $18 million and have average annual fully taxed net income not exceeding $6.0 million for the two most recent fiscal years. In addition, SBICs must devote 25.0% of its investment activity to “smaller” concerns as defined by the SBA. A smaller concern is one that has a tangible net worth not exceeding $6.0 million and has average annual fully taxed net income not exceeding $2.0 million for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. Through its wholly-owned subsidiaries HT II and HT III, the Company plans to provide long-term loans to qualifying small businesses, and in connection therewith, make equity investments.

HT II and HT III are periodically examined and audited by the SBA’s staff to determine their compliance with SBA regulations. If HT II or HT III fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit HT II’s or HT III’s use of debentures, declare outstanding debentures immediately due and payable, and/or limit HT II or HT III from making new investments. In addition, HT II or HT III may also be limited in their ability to make distributions to the Company if they do not have sufficient capital in accordance with SBA regulations. Such actions by the SBA would, in turn, negatively affect the Company because HT II and III are the Company’s wholly owned subsidiaries. HT II and HT III were in compliance with the terms of the SBIC’s leverage as of March 31, 2011 as a result of having sufficient capital as defined under the SBA regulations. As of March 31, 2011, HT II and HT III could draw up to $25.0 million and $36.25 million, respectively, of additional leverage from SBA.

The rates of borrowings under various draws from the SBA beginning in April 2007 are set semiannually in March and September and range from 3.22% to 5.73%. Interest payments on SBA debentures are payable semi-annually. There are no principal payments required on these issues prior to maturity and no prepayment penalties. Debentures under the SBA generally mature ten years after being borrowed. Based on the initial draw down date of April 2007, the initial maturity of SBA debentures will occur in April 2017. In addition, the SBA charges a fee that is set annually, depending on the Federal fiscal year the leverage commitment was delegated by the SBA, regardless of the date that the leverage was drawn by the SBIC. The annual fee related to HT III debentures that pooled on March 29, 2011 was 0.285%. The annual fees related to HT II debentures that pooled on September 22, 2010 were 0.406% and 0.285%, depending upon the year the underlying commitment was closed in. The annual fees on other debentures have been set at 0.906%. The average amount of debentures outstanding for the quarter ended March 31, 2011 for HT II was approximately $126.9 million with an average interest rate of approximately 5.0%. The average amount of debentures outstanding for the quarter ended March 31, 2011 for HT III was approximately $37.5 million with an average interest rate of approximately 4.08%.

Wells Facility

On August 25, 2008, the Company, through a special purpose wholly-owned subsidiary of the Company, Hercules Funding II, LLC, entered into a two-year revolving senior secured credit facility with an optional one-year extension with total commitments of $50.0 million, with Wells Fargo Capital Finance as a lender and as an arranger and administrative agent (the “Wells Facility”). The Wells Facility has the capacity to increase to $300 million if additional lenders are added to the syndicate. The Wells Facility expires in August 2011. Borrowings under the Wells Facility will generally bear interest at a rate per annum equal to LIBOR plus 3.25% or PRIME plus 2.0%, but not less than 5.0%. The Wells Facility requires the payment of a non-use fee of 0.3% annually. The Wells Facility is collateralized by debt investments in our portfolio companies, and includes an advance rate equal to 50% of eligible loans placed in the collateral pool. The Wells Facility generally requires payment of interest on a monthly basis. All outstanding principal is due upon maturity. The Company has paid a total of approximately $1.1 million in structuring fees in connection with the Wells Facility which is being amortized through August 2011. There was no outstanding debt under the Wells Facility at March 31, 2011.

The Wells Facility requires various financial and operating covenants. These covenants require the Company to maintain certain financial ratios and a minimum tangible net worth of $250.0 million, contingent upon the Company’s total commitments under all lines of credit not exceeding $250 million. To the extent our total commitment exceeds $250.0 million, the minimum tangible net worth covenant will increase on a pro rata basis commensurate with our net worth on a dollar for dollar basis. In addition, the tangible net worth covenant will increase by 90 cents on the dollar for every dollar of equity capital subsequently raised by the Company. The Wells Facility provides for customary events of default, including, but not limited to, payment defaults, breach of representations or covenants, bankruptcy events and change of control. The Company was in compliance with all covenants at March 31, 2011.

Union Bank Facility

On February 10, 2010, the Company entered a $20.0 million one-year revolving senior secured credit facility with Union Bank (the “Union Bank Facility”). Borrowings under the Union Bank Facility will generally bear interest at a rate per annum equal to LIBOR plus 2.25% with a floor of 4.0%, an advance rate of 50% against eligible loans, and secured by loans in the borrowing base. At March 31, 2011, there were no borrowings outstanding on this facility. The Union Bank Facility requires the payment of a non-use fee of 0.25% annually. The Union Bank Facility is collateralized by debt investments in the Company’s portfolio companies, and includes an advance rate equal to 50.0% of eligible loans placed in the collateral pool. The Union Bank Facility generally requires payment of interest on a monthly basis. All outstanding principal is due upon maturity. In February 2011, the maturity date of the facility was extended from May 1, 2011 to July 31, 2011.

At March 31, 2011 (unaudited) and December 31, 2010, the Company had the following borrowing capacity and outstanding borrowings:

	March 31, 2011		December 31, 2010
	Facility Amount	Amount Outstanding	Facility Amount	Amount Outstanding
Union Bank Facility	$20,000	$—	$20,000	$—
Wells Facility	50,000	—	50,000	—
SBA Debenture(1)	200,000	163,750	225,000	170,000

Total	$270,000	$163,750	$295,000	$170,000

(1)	The Company has the ability to borrow $36.25 million subject to SBA approval and compliance with SBIC regulations. See note 12.

5. Income taxes

The Company intends to operate so as to qualify to be taxed as a RIC under Subchapter M of the Code and, as such, will not be subject to federal income tax on the portion of taxable income and gains distributed to stockholders.

To qualify as a RIC, the Company is required to meet certain income and asset diversification tests in addition to distributing at least 90% of its investment company taxable income, as defined by the Code. The amount to be paid out as a dividend is determined by the Board of Directors each quarter and is based upon the annual earnings estimated by the management of the Company. To the extent that the Company’s earnings fall below the amount of dividends declared, however, a portion of the total amount of the Company’s dividends for the fiscal year may be deemed a return of capital for tax purposes to the Company’s stockholders.

Taxable income includes the Company’s taxable interest, dividend and fee income, as well as taxable net capital gains. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses are not included in taxable income until they are realized.

Taxable income includes non-cash income, such as changes in accrued and reinvested interest and dividends, which includes contractual payment-in-kind interest, and the amortization of discounts and fees. Cash collections of income resulting from contractual PIK interest or the amortization of discounts and fees generally occur upon the repayment of the loans or debt securities that include such items. Non-cash taxable income is reduced by non-cash expenses, such as realized losses and depreciation and amortization expense.

For the quarter ended March 31, 2011, the Company declared a distribution of $0.22 per share. The determination of the tax attributes of the Company’s distributions is made annually as of the end of the Company’s fiscal year based upon its taxable income for the full year and distributions paid for the full year. As a result, a determination made on a quarterly basis may not be representative of the actual tax attributes of the Company’s distributions for a full year. If the Company had determined the tax attributes of its distributions year-to-date as of March 31, 2011, approximately 91% would be from ordinary income and spill over earnings from 2010 and 9% would be a return of capital. However there can be no certainty to shareholders that this determination is representative of what the tax attributes of its 2011 distributions to shareholders will actually be.

As a RIC, the Company will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless the Company distributes in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the 1-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding year (the “Excise Tax Avoidance Requirements”). The Company will not be subject to excise taxes on amounts on which the Company is required to pay corporate income tax (such as retained net capital gains). Depending on the level of taxable income earned in a tax year, the Company may choose to carry over taxable income in excess of current year distributions from such taxable income into the next tax year and pay a 4% excise tax on such income, as required. The maximum amount of excess taxable income that may be carried over for distribution in the next year under the Code is the total amount of dividends paid in the following year, subject to certain declaration and payment guidelines. To the extent we choose to carry over taxable income into the next tax year, dividends declared and paid by us in a year may differ from taxable income for that year as such dividends may include the distribution of current year taxable income, the distribution of prior year taxable income carried over into and distributed in the current year, or returns of capital.

Taxable income for the three-month period ended March 31, 2011 was approximately $8.2 million or $0.19 per share. Taxable net realized gains for the same period were $5.8 million or approximately $0.13 per share. Taxable income for the three-month period ended March 31, 2010 was approximately $5.6 million or $0.16 per share. Taxable net realized losses for the same period were approximately $6.6 million or approximately $0.19 loss per share.

6. Shareholders’ Equity

At March 31, 2011, the Company was authorized to issue 60 million shares of common stock with a par value of $0.001. On April 5, 2011, the Board of Directors approved increasing the number of authorized shares to 100 million shares. Each share of common stock entitles the holder to one vote.

On January 27, 2011, the Company approved the extension of the stock repurchase plan as previously approved on February 8, 2010 under the same terms and conditions that allows the Company to repurchase up to $35.0 million of its common stock set to expire on February 11, 2011 for an additional six month period with a new expiration date of August 26, 2011. During the three month period ended March 31, 2011, the Company did not repurchase any common stock.

The Company has issued stock options for common stock subject to future issuance, of which 5,014,527 and 4,729,849 were outstanding at March 31, 2011 and December 31, 2010, respectively.

7. Equity Incentive Plan

The Company and its stockholders have authorized and adopted the 2004 Equity Incentive Plan (the “2004 Plan”) for purposes of attracting and retaining the services of its executive officers and key employees. Under the 2004 Plan, the Company is authorized to issue 7,000,000 shares of common stock. Unless terminated earlier by the Company’s Board of Directors, the 2004 Plan will terminate on June 9, 2014, and no additional awards may be made under the 2004 Plan after that date.

The Company and its stockholders have authorized and adopted the 2006 Non-Employee Director Plan (the “2006 Plan” and, together with the 2004 Plan, the “Plans”) for purposes of attracting and retaining the services of its Board of Directors. Under the 2006 Plan, the Company is authorized to issue 1,000,000 shares of common stock. Unless terminated earlier by the Company’s Board of Directors, the 2006 Plan will terminate on May 29, 2016 and no additional awards may be made under the 2006 Plan after that date. The Company filed an exemptive relief request with the Securities and Exchange Commission (“SEC”) to allow options to be issued under the 2006 Plan which was approved on October 10, 2007.

On June 21, 2007, the shareholders approved amendments to the 2004 Plan and the 2006 Plan allowing for the grant of restricted stock. The amended Plans limit the combined maximum amount of restricted stock that may be issued under both Plans to 10% of the outstanding shares of the Company’s stock on the effective date of the Plans plus 10% of the number of shares of stock issued or delivered by Hercules during the terms of the Plans. The amendments further specify that no one person shall be granted awards of restricted stock relating to more than 25% of the shares available for issuance under the 2004 Plan. Further, the amount of voting securities that would result from the exercise of all of the Company’s outstanding warrants, options and rights, together with any restricted stock issued pursuant to the Plans, at the time of issuance shall not exceed 25% of its outstanding voting securities, except that if the amount of voting securities that would result from such exercise of all of the Company’s outstanding warrants, options and rights issued to Hercules directors, officers and employees, together with any restricted stock issued pursuant to the Plans, would exceed 15% of the Company’s outstanding voting securities, then the total amount of voting securities that would result from the exercise of all outstanding warrants, options and rights, together with any restricted stock issued pursuant to the Plans, at the time of issuance shall not exceed 20% of our outstanding voting securities.

In conjunction with the amendment and in accordance with the exemptive order, on June 21, 2007 the Company made an automatic grant of shares of restricted common stock to Messrs. Badavas, Chow and Woodward, the independent members of its Board of Directors, in the amounts of 1,667, 1,667 and 3,334 shares, respectively. In May 2008, the Company issued restricted shares to Messrs. Badavas and Chow in the amount of 5,000 shares each. In June 2009, the Company issued 5,000 restricted stock shares to Mr. Woodward. The shares were issued pursuant to the 2006 Plan and vest 33% on an annual basis from the date of grant and deferred compensation cost will be recognized ratably over the three year vesting period.

A summary of common stock options activity under the Company’s 2006 and 2004 Plans for the three months ended March 31, 2011 and 2010 (unaudited) is as follows:

	For the three month period ended March 31,
	2011	2010
	Common Stock Options	Common Stock Options
Outstanding at Beginning of Period	4,729,849	4,924,405
Granted	295,700	242,250
Exercised	(3,542)	(80,634)
Cancelled	(7,480)	—

Outstanding at End of Period	5,014,527	5,086,021

Weighted-average exercise price	$11.33	$10.79

Options generally vest 33% one year after the date of grant and ratably over the succeeding 24 months. All options may be exercised for a period ending seven years after the date of grant. At March 31, 2011, options for approximately 3.8 million shares were exercisable at a weighted average exercise price of approximately $12.20 per share with a weighted average remaining contractual term of 2.76 years.

The Company determined that the fair value of options granted under the 2006 and 2004 Plans during the three-month periods ended March 31, 2011 and 2010 was approximately $568,000 and $442,000 respectively. During the three-month periods ended March 31, 2011 and 2010, approximately $167,000 and $171,000 of share-based cost due to stock option grants was expensed, respectively. As of March 31, 2011, there was approximately $1.5 million of total unrecognized compensation costs related to stock options. These costs are expected to be recognized over a weighted average period of 2.42 years. The fair value of options granted is based upon a Black-Scholes option pricing model using the assumptions in the following table for each of the three-month periods ended March 31, 2011 and 2010 (unaudited):

	2011	2010
Expected Volatility	46.70%	46.39%
Expected Dividends	10%	10%
Expected term (in years)	4.5	4.5
Risk-free rate	1.65% - 2.15%	2.13% - 2.36%

The following table summarizes stock options outstanding and exercisable at March 31, 2011 (unaudited):

(Dollars in thousands, except exercise price)	Options outstanding				Options exercisable
Range of exercise prices	Number of shares	Weighted average remaining contractual life	Aggregate intrinsic value	Weighted average exercise price	Number of shares	Weighted average remaining contractual life	Aggregate intrinsic value	Weighted average exercise price
$4.21 - $6.74	647,658	4.96	$4,395	$4.21	283,612	4.96	$1,925	$4.21
$8.49 - $12.84	2,447,606	4.53	644	11.45	1,611,867	3.49	129	11.97
$13.00 - $15.00	1,919,263	1.82	0	13.57	1,919,263	1.82	0	13.57

$4.21 - $15.00	5,014,527	3.55	$5,039	$11.33	3,814,742	2.76	$2,054	$12.20

During the three months ended March 31, 2011 and 2010, respectively, the Company granted approximately 296,600 and 491,500 shares of restricted stock pursuant to the Plans. Each restricted stock award granted in 2011 and 2010 is subject to lapse as to 25% of the award one year after the date of grant and ratably over the succeeding 36 months subject to a four year forfeiture schedule. The restricted stock awarded in 2008 vests 25% annually on the anniversary date of the award. Share based compensation cost will be recognized ratably over the four year vesting period. No restricted stock was granted pursuant to the 2004 Plan prior to 2008. The Company determined that the fair value of restricted stock granted under the 2006 and 2004 Plans during the quarters ended March 31, 2011 and 2010, was approximately $3.3 million and $5.1 million, respectively. During the three-month periods ended March 31, 2011 and 2010, the Company expensed approximately $569,000 and $287,000 of compensation expense related to restricted stock, respectively. As of March 31, 2011, there was approximately $5.1 million of total unrecognized compensation costs related to restricted stock. These costs are expected to be recognized over a weighted average period of 2.59 years.

The Securities and Exchange Commission, through an exemptive order granted on June 22, 2010, approved amendments to the Plans which allow participants to elect to have the Company withhold shares of the Company’s common stock to pay for the exercise price and applicable taxes with respect to an option exercise (“net issuance exercise”). The exemptive order also permits the holders of restricted stock to elect to have the Company withhold shares of Hercules stock to pay the applicable taxes due on restricted stock at the time of vesting. Each individual can make, and does not preclude the participant from electing to make, a cash payment at the time of option exercise or to pay taxes on restricted stock.

8. Earnings Per Share

In 2008, the FASB issued ASC 260, Earnings Per Share formerly known as FASB Staff Position (FSP) EITF 03-6-1, Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities. Under this standard, unvested awards of share-based payments with non-forfeitable rights to receive dividends or dividend equivalents, such as the Company’s restricted stock issued under the Plans, are considered participating securities for purposes of calculating change in net assets per share. Under the two-class method a portion of net increase in net assets resulting from operations is allocated to these participating securities and therefore is excluded from the calculation of change in net assets per share allocated to common stock, as shown in the table below. The standard was effective for financial statements issued for fiscal years beginning after December 15, 2008. The Company adopted this standard beginning with financial statements ended March 31, 2009. The adoption of this standard did not result in a change to the previously reported basic change in net assets per share and diluted change in net assets per share.

	Quarter Ended March 31,
(in thousands, except per share data)	2011	2010
	(unaudited)
Numerator
Net increase in net assets resulting from operations	$(1,178)	$5,714
Less: Dividends declared-common and restricted shares	9,558	7,130

Undistributed earnings	(10,736)	(1,416)

Undistributed earnings-common shares	(10,736)	(1,416)
Add: Dividend declared-common shares	9,401	7,031

Numerator for basic and diluted change in net assets per common share	(1,335)	5,615

Denominator
Basic weighted average common shares outstanding	42,737	35,181
Common shares issuable	—	632

Weighted average common shares outstanding assuming dilution	42,737	35,813
Change in net assets per common share
Basic	$(0.03)	$0.16
Diluted	$(0.03)	$0.16

The calculation of change in net assets per common share—assuming dilution, excludes all anti-dilutive shares. For the three month period ended March 31, 2011 and 2010, the number of anti-dilutive shares, as calculated based on the weighted average closing price of the Company’s common stock for the periods, were approximately 2.4 million and 3.8 million shares, respectively.

9. Financial Highlights

Following is a schedule of financial highlights for the three months ended March 31, 2011 and 2010:

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

FINANCIAL HIGHLIGHTS

(unaudited)

(dollars in thousands, except per share amounts)

	For the Three Months Ended March 31,
	2011	2010
Per share data:
Net asset value at beginning of period	$9.50	$10.29
Net investment income	0.23	0.16
Net realized gain (loss) on investments	0.10	0.01
Net unrealized appreciation (depreciation) on investments	(0.36)	(0.01)

Total from investment operations	(0.03)	0.16
Net increase/(decrease) in net assets from capital share transactions	(0.07)	(0.15)
Distributions	(0.22)	(0.20)
Stock-based compensation expense included in investment income(1)	0.02	0.01

Net asset value at end of period	$9.20	$10.11

Ratios and supplemental data:
Per share market value at end of period	$11.00	$10.59
Total return(2)	8.33%	3.81%
Shares outstanding at end of period	43,804	36,248
Weighted average number of common shares outstanding	42,737	35,181
Net assets at end of period	$403,207	$366,412
Ratio of operating expense to average net assets	9.17%	7.19%
Ratio of net investment income before provision for income tax expense and investment gains and losses to average net assets	9.62%	5.84%
Average debt outstanding	$164,444	$130,600
Weighted average debt per common share	$3.85	$3.71
Portfolio turnover	4.50%	0.20%

(1)

Stock option expense is a non-cash expense that has no effect on net asset value. Pursuant to ASC 718, net investment loss includes the expense associated with the granting of stock options which is offset by a corresponding increase in paid-in capital. The total return equals the change in the ending market value over the beginning of period price per share plus dividends paid per share during the period, divided by the beginning price.

(2)

The total return equals the increase or decrease of ending market value over beginning market value, plus distributions, dividend by the beginning market value, assuming dividend reinvestment prices obtained under the Company’s dividend reinvestment plan.

10. Commitments and Contingencies

In the normal course of business, the Company is party to financial instruments with off-balance sheet risk. These instruments consist primarily of unused commitments to extend credit, in the form of loans to the Company’s portfolio companies. The balance of unfunded commitments to extend credit at March 31, 2011 totaled approximately $131.1 million. Since a portion of these commitments may expire without being drawn, unfunded commitments do not necessarily represent future cash requirements. In addition, the Company had approximately $73.0 million of non-binding term sheets outstanding. Non-binding outstanding term sheets are subject to completion of the Company’s due diligence and final approval process, as well as the negotiation of definitive documentation with the prospective portfolio companies. Not all non-binding term sheets are expected to close and do not necessarily represent future cash requirements.

Certain premises are leased under agreements which expire at various dates through December 2013. Total rent expense amounted to approximately $276,000 and $237,000 during the three month periods ended March 31, 2011 and 2010, respectively.

Future commitments under the credit facility and operating leases as of March 31, 2011 (unaudited) were as follows:

	Payments due by period (in thousands)
Contractual Obligations(1)(2)	Total	Less than 1 year	1 - 3 years	3 - 5 years	After 5 years
Borrowings(3)	$163,750	$—	$—	$—	$163,750
Operating Lease Obligations(4)	3,070	1,211	1,859	—	—

Total	$166,820	$1,211	$1,859	$—	$163,750

(1)	Excludes commitments to extend credit to our portfolio companies.
(2)	The Company also has a warrant participation obligation with Citigroup. See Note 4.
(3)	Includes borrowings under the SBA debentures. There were no outstanding borrowings under the Wells Facility or the Union Bank Facility at March 31, 2011.
(4)	Long-term facility leases.

The Company and its executives and directors are covered by Directors and Officers Insurance, with the directors and officers being indemnified by the Company to the maximum extent permitted by Maryland law subject to the restrictions in the 1940 Act.

11. Recent Accounting Pronouncement

In January 2010, the FASB issued ASU No. 2010-06, Fair Value Measurements and Disclosures (“ASU 2010-06”), which amends ASC 820 and requires additional disclosure related to recurring and nonrecurring fair value measurements with respect to transfers in and out of Levels 1 and 2 and activity in Level 3 fair value measurements. The update also clarifies existing disclosure requirements related to the level of disaggregation and disclosure about inputs and valuation techniques. ASU 2010-06 is effective for interim and annual periods beginning after December 15, 2009 except for disclosures related to activity in Level 3 fair value measurements which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The Company adopted the requirements of ASU-2010-06 in the fourth quarter of 2009 and its adoption did not have a material effect on our consolidated financial statements.

12. Subsequent Events

Convertible Debt Offering

In April 2011, the Company issued and priced $75.0 million in aggregate principle amount of 6.00% convertible senior notes (the “Convertible Senior Notes”) due 2016.

The Convertible Senior Notes mature on April 15, 2016 (the “Maturity Date”), unless previously converted or repurchased in accordance with their terms. The Convertible Senior Notes bear interest at a rate of 6.00% per year payable semiannually in arrears on April 15 and October 15 of each year, commencing on October 15, 2011. The Convertible Senior Notes are the Company’s senior unsecured obligations and rank senior in right of payment to the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the Convertible Senior Notes; equal in right of payment to the Company’s existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of the Company’s secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.

Prior to the close of business on the business day immediately preceding October 15, 2015, holders may convert their Convertible Notes only under certain circumstances set forth in the Indenture. On or after October 15, 2015 until the close of business on the scheduled trading day immediately preceding the Maturity Date, holders may convert their Convertible Senior Notes at any time. Upon conversion, the Company will pay or deliver, as the case may be, at its election, cash, shares of its common stock or a combination of cash and shares of its common stock. The conversion rate will initially be 84.0972 shares of common stock per $1,000 principal amount of Convertible Senior Notes (equivalent to an initial conversion price of approximately $11.89 per share of common stock). The conversion rate will be subject to adjustment in some events but will not be adjusted for any accrued and unpaid interest. In addition, if certain corporate events occur prior to the Maturity Date, the conversion rate will be increased for converting holders.

The Company may not redeem the Convertible Senior Notes prior to maturity. No sinking fund is provided for the Convertible Senior Notes. In addition, if certain corporate events occur in respect of the Company, holders of Convertible Senior Notes may require the Company to repurchase for cash all or part of their Convertible Senior Notes at a repurchase price equal to 100% of the principal amount of the Convertible Senior Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the required repurchase date.

In accounting for the Convertible Senior Notes, the Company estimated that the values of the debt and equity components of the notes were approximately 92.8% and 7.2%, respectively. The original issue discount equal to the estimated equity component of 7.2% of the Convertible Senior Notes will initially be recorded in “capital in excess of par value” in the consolidated statement of assets and liabilities. As a result, the Company will record interest expense comprised of both stated interest expense as well as accretion of the original issue discount resulting in an estimated effective interest rate of approximately 7.9%.

Portfolio Company Developments

In April 2011, two additional portfolio companies, BrightSource Energy, Inc. and Wageworks, Inc., filed their S-1 registration statements to complete their respective IPOs. The pricing range for these two companies is not currently available. In total, as of May 9, 2011, the Company holds investments in five companies in IPO registration. There can be no assurances that these companies will complete their IPOs in a timely manner or at all.

Schedule 12-14

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

SCHEDULE OF INVESTMENTS IN AND ADVANCES TO AFFILIATES As of and for the year ended December 31, 2010

(in thousands)

Portfolio Company	Investment(1)	Amount of Interest Credited to Income(2)	As of December 31, 2009 Fair Value	Gross Additions(3)	Gross Reductions(4)	As of December 31, 2010 Fair Value
Control Investments
Infologix, Inc.	Senior Debt	$1,393	$5,500	$3,865	$166	$9,199
	Convertible Senior Debt	615	10,060	1,108	10,041	1,127
	Revolving Line of Credit	1,275	7,559	6,588	1,830	12,317
	Common stock warrants		1,494	14	114	1,394
	Common stock		7,571	10,218	1,645	16,144

		3,283	32,184	21,793	13,796	40,181
Affiliate Investments
E-band Communications, Inc.	Preferred Stock	—	2,274	795	—	3,069

Total Control and Affiliate Investments		$3,283	$34,458	$22,588	$13,796	$43,250

(1)	Stock and warrants are generally non-income producing and restricted. The principal amount for debt is shown in the Consolidated Schedule of Investments as of December 31, 2010.
(2)	Represents the total amount of interest or dividends credited to income for the portion of the year an investment was an affiliate or control investment.
(3)	Gross additions include increases in the cost basis of investments resulting from new portfolio investments, paid-in-kind interest or dividends, the amortization of discounts and closing fees and the exchange of one or more existing securities for one or more new securities. Gross additions also include net increase in unrealized appreciation or net decreases in unrealized depreciation.
(4)	Gross reductions include decreases in the cost basis of investments resulting from principal repayments or sales and the exchange of one or more existing securities for one or more new securities. Gross reductions also include net increase in unrealized depreciation or net decreases in unrealized appreciation.

5,000,000 Shares

Common Stock

Price $9.61 Share

Citigroup

PROSPECTUS

January 19, 2012